      As filed with the Securities and Exchange Commission on July 29, 2008

                                                         1933 Act No. 333-123467
                                                          1940 Act No. 811-21732

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

                  Pre-Effective Amendment No.                                / /

                  Post-Effective Amendment No.          4                    /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/

                  Amendment No.                         6                    /X/

 (Check appropriate box or boxes)

                                    MGI Funds
               (Exact Name of Registrant as Specified in Charter)

                 1166 Avenue of the Americas, New York, NY 10036
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 345-6531
              (Registrant's Telephone Number, including Area Code)

           David M. Goldenberg, Esq., Mercer Global Investments, Inc.
                 1166 Avenue of the Americas, New York, NY 10036
               (Name and Address of Agent for Service of Process)

                                 With Copies to:

                               Bruce G. Leto, Esq.
                              Mark A. Sheehan, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[X]   immediately upon filing pursuant to paragraph (b) of Rule 485

[  ]  on (date) pursuant to paragraph (b) of Rule 485

[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[  ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[  ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[  ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[  ]  This  post-effective  amendment  designates  a  new  effective  date  for a previously filed post-effective amendment.

MGI FUNDS(TM)

     MGI US Large Cap Growth Equity Fund
     MGI US Large Cap Value Equity Fund
     MGI US Small/Mid Cap Growth Equity Fund
     MGI US Small/Mid Cap Value Equity Fund
     MGI Non-US Core Equity Fund
     MGI Core Opportunistic Fixed Income Fund
     MGI US Short Maturity Fixed Income Fund

Prospectus

July 31, 2008

This  prospectus  offers  Class S shares in the seven series (each a "Fund," and together, the "Funds") of the MGI Funds (the "Trust").  This prospectus explains what you should know about each Fund and the Class S shares of the Funds  before you invest. Please read it carefully.

Mercer Global Investments, Inc. (the "Advisor") manages the Funds.

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission  has  approved or  disapproved  these  securities  or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

              Not FDIC Insured. May lose value. No bank guarantee.

                                    Contents

                                       i

                                       ii

Summary of the Funds

Each Fund's investment objective, principal investment strategies, and principal risks  are set  forth  below.  This  summary  is  intended  to  provide  a brief description of the Funds and how they are managed. More detailed descriptions of the Funds are included  later in this  prospectus  under  "Principal  Investment
Strategies and Related Risks."

The Manager of Managers Structure

The Advisor is responsible for  constructing and monitoring the asset allocation and portfolio  strategies for the Funds,  consistent with each Fund's investment objective,  strategies,  and risks.  The Advisor believes that it is possible to enhance  shareholder  value by using one or more subadvisory firms to manage the assets of each Fund. Therefore,  the Advisor intends to manage each Fund using a
"manager of managers"  approach by selecting one or more  subadvisors  to manage each Fund, based upon the Advisor's evaluation of the subadvisor's expertise and performance in managing the asset class in which the Fund will invest.

Securities  are  selected  for each  Fund's  portfolio  using a  combination  of traditional and fundamental  investment  tools and quantitative  analysis.  Each
Fund  generally   relies  on  the   professional   judgment  of  its  respective
subadvisor(s)  to make decisions about the Fund's portfolio  holdings,  and each subadvisor  employs its own  proprietary  processes  and  disciplines  to select securities and manage a Fund's  investment  portfolio (or allocated portion of a portfolio). A description of the Funds' current subadvisors and the subadvisors'
individual   securities  selection  processes  can  be  found  under  "Principal
Investment Strategies and Related Risks."

Investment Objectives and Principal Investment Strategies

Each  Fund has its own  distinct  investment  objective  that the Fund  seeks to achieve.  The  Funds'  investment  objectives  may be  changed  by the  Board of
Trustees of the Trust without shareholder approval (although a Fund will provide advance notice to shareholders  before any such change takes effect).  There can be no guarantee that a Fund will achieve its investment objective.

                                       1

------------------------------- ---------------------------- ---------------------------- ----------------------------
          Fund Name                Investment Objective         Principal Investment        Principal Risk Factors
                                                                     Strategies
------------------------------- ---------------------------- ---------------------------- ----------------------------
MGI US Large Cap Growth         Long-term total return,      o    Invests                 o   Growth Stock Risk
Equity Fund                     which includes capital            principally in equity
                                appreciation and income           securities issued by    o   Management
                                                                  large capitalization        Techniques Risk
                                                                  U.S. companies;
                                                                  "large capitalization   o   Market Risk
                                                                  U.S. companies" are
                                                                  companies with market   o   Non-Diversification
                                                                  capitalizations             Risk
                                                                  greater than $5
                                                                  billion at the time
                                                                  of purchase.

                                                             o    Generally invests
                                                                  in companies that
                                                                  have higher earnings
                                                                  and/or revenue growth
                                                                  histories or
                                                                  expectations.
------------------------------- ---------------------------- ---------------------------- ----------------------------
MGI US Large Cap Value Equity   Long-term total return,      o    Invests                 o   Value Stock Risk
Fund                            which includes capital            principally in equity
                                appreciation and income           securities issued by    o   Management
                                                                  large capitalization        Techniques Risk
                                                                  U.S. companies;
                                                                  "large capitalization   o   Market Risk
                                                                  U.S. companies" are
                                                                  companies with market   o   Non-Diversification
                                                                  capitalizations             Risk
                                                                  greater than $5
                                                                  billion at the time
                                                                  of purchase.

                                                             o    Generally invests
                                                                  in stocks that appear
                                                                  to be undervalued
                                                                  based on the stocks'
                                                                  intrinsic value
                                                                  relative to their
                                                                  current market prices.

                                       2

------------------------------- ---------------------------- ---------------------------- ----------------------------
MGI US Small/Mid Cap Growth     Long-term total return,      o    Invests                 o   Growth Stock Risk
Equity Fund                     comprised primarily of            principally in equity
                                capital appreciation              securities issued by    o   Small and Medium
                                                                  small-to-medium             Capitalization Stock
                                                                  capitalization U.S.         Risk
                                                                  companies;
                                                                  "small-to-medium        o   Management
                                                                  capitalization U.S.         Techniques Risk
                                                                  companies" are
                                                                  companies with market   o   Market Risk
                                                                  capitalizations
                                                                  between $25 million     o   Non-Diversification
                                                                  and the largest             Risk
                                                                  company represented
                                                                  in the Russell 2500(TM)
                                                                  Index.  As of June      o   Portfolio
                                                                  30, 2008, the               Turnover Risk
                                                                  capitalization of the
                                                                  largest company
                                                                  included in the
                                                                  Russell 2500 Index
                                                                  was $10.1 billion.

                                                             o    Generally invests
                                                                  in companies that
                                                                  have higher earnings
                                                                  and/or revenue growth
                                                                  histories or
                                                                  expectations.

                                       3

------------------------------- ---------------------------- ---------------------------- ----------------------------
MGI US Small/Mid Cap Value      Long-term total return,      o    Invests                 o   Value Stock Risk
Equity Fund                     comprised primarily of            principally in equity
                                capital appreciation              securities issued by    o   Small and Medium
                                                                  small-to-medium             Capitalization
                                                                  capitalization U.S.         Company Risk
                                                                  companies;
                                                                  "small-to-medium        o   Management
                                                                  capitalization U.S.         Techniques Risk
                                                                  companies" are
                                                                  companies with market   o   Market Risk
                                                                  capitalizations
                                                                  between $25 million     o   Non-Diversification
                                                                  and the largest             Risk
                                                                  company represented
                                                                  in the Russell 2500(TM)
                                                                  Index.  As of June      o   Portfolio
                                                                  30, 2008, the               Turnover Risk
                                                                  capitalization of the
                                                                  largest company
                                                                  included in the
                                                                  Russell 2500 Index
                                                                  was $10.1 billion.

                                                             o    Generally invests
                                                                  in stocks that appear
                                                                  to be undervalued
                                                                  based on the stocks'
                                                                  intrinsic value
                                                                  relative to their
                                                                  current market prices.
------------------------------- ---------------------------- ---------------------------- ----------------------------
MGI Non-US Core Equity Fund     Long-term total return,      o    Invests                 o   Foreign
                                which includes capital            principally in equity       Investments Risk
                                appreciation and income           securities issued by    o   Currency Exchange
                                                                  non-U.S. companies of       Rate Risk
                                                                  any size, located in
                                                                  the world's developed   o   Emerging Markets
                                                                  and emerging capital        Investments Risk
                                                                  markets.
                                                                                          o   Political and
                                                                                              Economic Risk

                                                                                          o   Small and Medium
                                                                                              Capitalization Stock
                                                                                              Risk

                                                                                          o   Management
                                                                                              Techniques Risk

                                                                                          o   Market Risk

                                                                                          o   Non-Diversification
                                                                                              Risk

                                       4

------------------------------- ---------------------------- ---------------------------- ----------------------------
MGI Core Opportunistic Fixed    Total return, consisting     o    Invests                 o   Credit Risk
Income Fund                     of both current income and        principally in
                                capital appreciation              investment grade        o   Interest Rate Risk
                                                                  fixed income
                                                                  securities, including   o   Foreign
                                                                  government securities       Investments Risk
                                                                  and corporate bonds.
                                                                                          o   Emerging Markets
                                                             o    May invest in               Investments Risk
                                                                  non-investment grade
                                                                  bonds, non-U.S.         o   High Yield
                                                                  dollar denominated          Securities Risk
                                                                  bonds, and bonds
                                                                  issued by issuers       o   Derivatives Risk
                                                                  located in emerging
                                                                  capital markets.        o   U.S. Government
                                                                                              Securities Risk
                                                             o    Managed to
                                                                  maintain a duration     o   Management
                                                                  within 20% of the           Techniques Risk
                                                                  duration of the
                                                                  Lehman Brothers U.S.    o   Market Risk
                                                                  Aggregate Bond(TM)Index
                                                                  (as of June 30, 2008,   o   Non-Diversification
                                                                  the duration of the         Risk
                                                                  Index was
                                                                  approximately 4.68
                                                                  years).
------------------------------- ---------------------------- ---------------------------- ----------------------------
MGI US Short Maturity Fixed     Safety of principal and a    o    Invests                 o   Credit Risk
Income Fund                     moderate level of income          principally in
                                                                  investment grade        o   Interest Rate Risk
                                                                  fixed income
                                                                  securities of U.S.      o   U.S. Government
                                                                  issuers, including          Securities Risk
                                                                  government securities
                                                                  and corporate bonds.    o   Management
                                                                                              Techniques Risk
                                                             o    Maintains an
                                                                  average                 o   Market Risk
                                                                  dollar-weighted
                                                                  portfolio maturity of   o   Non-Diversification
                                                                  one to three years.         Risk

------------------------------- ---------------------------- ---------------------------- ----------------------------

Principal Risks

The principal risks that could adversely affect the value of a Fund's shares and the total return on your investment (as indicated above) include:

Credit Risk         Issuers of debt securities may be unable to make
                    the required  payments of interest  and/or  principal at the time that such payments are due. In addition,  changes in an issuer's  credit  rating or the  market's  perception  of an issuer's  creditworthiness  also can  adversely  affect  the values  of  the  securities.  Issuers  of  investment  grade

                                       5

                    securities may still default on their obligations.

Currency  Exchange  Foreign  securities  may be  issued  and traded in  foreign
Rate Risk           currencies.  As a result,  the values of foreign  securities may be affected by changes in exchange  rates  between
                    foreign  currencies  and the  U.S. dollar,  as well as
                    between  currencies  of countries  other than the United
                    States.  For  example,  if the value of the U.S.  dollar
                    increases  relative  to a  particular  foreign currency, an investment denominated in that foreign currency  will
                    decrease in value because the investment  will be worth
                    fewer U.S. dollars.

Derivatives  Risk   The  Funds  may  engage  in a  variety  of
                    transactions   involving   derivatives,   such  as  futures,
                    options,  warrants,  and  swap  contracts.  Derivatives  are financial  instruments,  the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments,  indexes, or  currencies.  A subadvisor may use  derivatives  both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives  within the Funds will generally
                    be  limited  to  maintaining   exposure  to  certain  market
                    segments or asset classes, or facilitating certain portfolio transactions.  Investments  in  derivatives  may be  applied toward meeting a requirement to invest in a particular  kind
                    of   investment   if   the    derivatives    have   economic
                    characteristics similar to that investment.

                    Derivatives  involve special risks and may result in losses.
                    The successful use of derivatives  depends on the ability of a subadvisor to manage these sophisticated instruments.  The prices of derivatives may move in unexpected ways due to the use of  leverage  or other  factors,  especially  in unusual market conditions,  and may result in increased  volatility.
                    For further information about the risks of derivatives,  see the SAI.

Emerging Markets    Emerging markets  securities involve unique
Investments Risk    risks,  such as exposure to economies  that are less diverse
                    and  mature  than  those  of  the  United   States  or  more
                    established   foreign   markets.   Also,   emerging  markets
                    securities   are  subject  to  the  same  risks  as  foreign
                    investments,  described  below.  Generally,  these risks are more severe for issuers in countries  with emerging  capital markets.  Also, economic or political  instability may cause larger price changes in emerging markets  securities than in other foreign

                                       6

                    investments.

Foreign             Investing in foreign  securities  typically involves
Investments Risk    more risks than  investing in U.S.  securities.  These risks can  increase  the  potential  for  losses  in the Funds and affect their respective share prices. Generally,  securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S.
                    issuers.  Transaction costs for foreign securities generally are  higher  than for  comparable  securities  issued in the
                    United States.  Many foreign  governments  may supervise and regulate their financial  markets less  stringently than the
                    United States does. In addition,  foreign issuers  generally are not subject to the same types of  accounting,  auditing, or financial reporting standards as those applicable to U.S.
                    issuers. As a result, with respect to foreign issuers, there may be less publicly available  information  regarding their operations  and financial  conditions,  and the  information that is available may be less reliable.

Growth Stock Risk   Companies  with strong  growth  potential
                    (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies'  earnings.
                    The market prices of equity  securities of growth  companies
                    are  often   quite   volatile,   since  the  prices  may  be
                    particularly  sensitive  to  economic,  market,  or  company developments  and may  present a  greater  degree of risk of loss.

High  Yield         Securities   rated  below   investment   grade,
Securities Risk     sometimes  called "junk bonds,"  generally  have more credit risk  than  higher-rated  securities,  are  more  likely  to encounter financial difficulties, and are more vulnerable to changes in the economy.  Companies issuing high yield, fixed income  securities  are not as strong  financially  as those companies  issuing  securities  with higher credit  ratings.
                    Market  situations  such as a  sustained  period  of  rising interest  rates could affect their  ability to make interest and principal  payments.  If an issuer stops making interest and/or  principal  payments,  payments on the securities may never resume.  These  securities may be worthless and a Fund could lose its entire investment.  The prices of high yield, fixed income securities  fluctuate more than  higher-quality securities,  and are  especially  sensitive to  developments affecting  the  company's  business  and to  changes  in the ratings assigned by rating  agencies.  High yield securities generally  are less liquid than  higher-quality  securities.

                                       7

                    Many of these securities do not trade  frequently,  and when they do trade,  their prices may be significantly  higher or lower than expected.

Interest Rate       Changes in interest rates may adversely affect
Risk                the values of the securities held in each Fund's  portfolio.
                    In general, the prices of debt securities fall when interest rates  increase,  and rise  when  interest  rates  decrease.
                    Typically,  the longer the maturity of a debt security,  the more  sensitive  the debt  security is to price  shifts as a result of interest rate changes.

Management          The investment strategies,  techniques,  and risk
Techniques Risk     analyses  employed  by the  subadvisors,  while  designed to enhance  potential  returns,  may not  produce  the  desired
                    results.   The   subadvisors   may  be  incorrect  in  their
                    assessments of the values of securities or their assessments of market  or  interest  rate  trends,  which can  result in losses to the Funds.

Market Risk         The risk that  movements  in  financial  markets will
                    adversely  affect  the  price  of  the  Fund's  investments, regardless  of how well  the  companies  in  which  the Fund invests  perform.  The  market  as a whole may not favor the types of investments the Fund makes. Also, the risk that the price of one or more of the securities or other  instruments in the Fund's  portfolio  will  fall,  or will fail to rise.
                    Many factors can adversely affect a security's  performance, including  both  general  financial  market  conditions  and factors related to a specific company, industry, country, or geographic region.

Non-                Each Fund is non-diversified. As a result, each Fund is
Diversification     subject to the risk that the Fund will be more volatile than
Risk                a diversified fund because the Fund may invest its assets in a smaller number of issuers.  Because of this, the gains and losses on a single  security may have a greater  impact on a
                    Fund's net asset value.

Political and       The  political,  legal,  economic,  and social
Economic Risk       structures of some foreign  countries may be less stable and more volatile than those in the United  States.  Investments in these  countries  may be subject to the risks of internal and external conflicts and currency devaluations.

Portfolio           High portfolio turnover may result in higher costs
Turnover            for brokerage commissions and transaction costs (which could
Risk                reduce investment returns), and capital gains.

                                       8

Small and Medium    The  securities of companies with small and
Capitalization      medium  capitalizations may involve greater investment risks
Risk                than  securities  of companies  with large  capitalizations.
                    Small  and  medium  capitalization  companies  may  have  an unproven or narrow  technological  base and limited  product lines,  distribution  channels,  and  market  and  financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management,  making the  companies  more  susceptible  to certain  setbacks  and reversals.  As a result,  the securities of small and medium capitalization  companies  may be subject to more  abrupt or erratic movements than securities of larger  companies,  may have  limited  marketability,  and may be less  liquid  than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S.  standards  and may be  subject  to  risks  that are similar  to the  risks  that may  affect  small  and  medium capitalization  U.S.  companies.  Securities  of  small  and medium  capitalization  companies  also may pay no,  or only small, dividends.

                                       9

U.S.  Government    U.S.  government  agency  obligations  have
Securities Risk     different levels of credit support, and therefore, different degrees of credit  risk.  Securities  issued by agencies and instrumentalities  of the U.S. government that are supported by the full faith and credit of the United  States,  such as the Federal Housing  Administration  or Ginnie Mae,  present little credit risk. Other securities  issued by agencies and instrumentalities  sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S.
                    Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities  issued by
                    agencies  and   instrumentalities   sponsored  by  the  U.S.
                    government  that are  supported  only by the  credit  of the issuing  agencies,  such as Freddie Mac and Fannie Mae,  are subject to a greater degree of credit risk.

Value Stock Risk    Value stocks represent  companies that tend
                    to have lower than average price to earnings  ratios and are therefore  cheaper than average  relative to the  companies'
                    earnings.  These  companies may have relatively weak balance sheets and, during economic  downturns,  these companies may have  insufficient  cash flow to pay their debt  obligations and difficulty finding additional financing needed for their operations.  A  particular  value stock may not  increase in price, as anticipated by the subadvisor,  if other investors fail to recognize the stock's value or the catalyst that the subadvisor  believes  will  increase  the price of the stock does not  affect  the price of the stock in the manner or to the degree that the subadvisor  anticipates.  Also, cyclical stocks  tend  to  increase  in  value  more  quickly  during economic upturns than non-cyclical  stocks, but also tend to lose value more quickly in economic downturns.

Finally,  you may lose money by investing in a Fund.  The  likelihood of loss is greater if you invest for a shorter  period of time.  An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal  Deposit
Insurance  Corporation or any other government agency. Each Fund is not intended to serve as a complete investment program.

                                       10

Performance of the Funds

Risk/Return Bar Charts and Tables

The  following bar charts and tables  reflect  performance  information  for the
Class Y-3 shares of each Fund as of December 31, 2007.

Class S shares of the Funds had not commenced  operations as of the date of this prospectus,  and  performance  information  is not yet available for the Class S shares.  Performance  information for the Class Y-3 shares of each Fund is shown to provide investors with performance information about the Fund. The returns of the Class S shares would have been substantially  similar;  however, the Class S shares are subject to a 12b-1 fee,  while the Class Y-3 shares are not.  Had the
Class S shares of the Funds  been  operational  during  the  period  shown,  the dividend distributions (if any) and investment performance of the Class S shares would have been lower.

The  performance  information  shown  gives some  indication  of the risks of an investment in a Fund by comparing the Fund's performance with a broad measure of market  performance.  Each Fund's bar chart illustrates the Fund's calendar year returns.  Each Fund's table  compares the Fund's  average  annual returns with a broad measure of market  performance  and, in some cases, a secondary index. The information shown assumes reinvestment of dividends and distributions.  A Fund's past  performance,  before and after taxes,  is not necessarily an indication of how the Fund will perform in the future.

                                       11

MGI US Large Cap Growth Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

--------------------------------------------------------
Calendar Year           2006                    2007
---------------------------------------------------------
Total Return            1.27%                   14.41%

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -8.28%.
The Fund's  highest  return for a quarter  during the  periods  shown  above was
6.74%, for the quarter ended September 30, 2007.
The Fund's  lowest  return  for a quarter  during the  periods  shown  above was
-6.14%, for the quarter ended June 30, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                        Since
                                                             1 Year Inception(1)
MGI US Large Cap Growth Equity Fund - Class Y-3 Shares
  Return Before Taxes                                        14.41%      8.64%
  Return After Taxes on Distributions(2)(3)                  13.94%      8.19%
  Return After Taxes on Distributions and Sale of             9.96%      7.27%
  Fund Shares(2)(4)
Russell 1000(R)Growth Index(5)                               11.81%      9.80%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of Fund Shares" may be higher than the other return figures  for the same  period.  A higher  after tax return

                                       12

     results when a capital loss occurs upon  redemption and provides an assumed tax deduction that benefits the investor.

(5)  The Russell  1000(R)Growth  Index measures the performance of those Russell
     1,000  companies  with higher  price-to-book  ratios and higher  forecasted growth  values.  The index is unmanaged and cannot be invested in directly.
     The index does not reflect any deduction for fees, expenses, or taxes.

                                       13

MGI US Large Cap Value Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

------------------------------------------------------------
Calendar Year                   2006                    2007
------------------------------------------------------------
Total Return                    17.77%                -4.61%

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -15.19%.
The Fund's  highest  return for a quarter  during the  periods  shown  above was
8.00%, for the quarter ended September 30, 2006.
The Fund's  lowest  return  for a quarter  during the  periods  shown  above was
-8.13%, for the quarter ended December 31, 2007.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                      Since
                                                         1 Year    Inception(1)
MGI US Large Cap Value Equity Fund - Class Y-3 Shares
  Return Before Taxes                                    -4.61%       6.57%
  Return After Taxes on Distributions(2)(3)              -5.84%       5.69%
  Return After Taxes on Distributions and                -1.81%       5.47%
  Sale of Fund Shares(2)(4)
Russell 1000(R)Value Index(5)                            -0.17%       9.64%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       14

(5)  The Russell  1000(R)Value  Index measures the  performance of those Russell
     1,000 companies with lower price-to-book ratios and lower forecasted growth values.  The index is  unmanaged  and cannot be invested in  directly.  The index does not reflect any deduction for fees, expenses, or taxes.

                                       15

MGI US Small/Mid Cap Growth Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

-----------------------------------------------------------------
Calendar Year                   2006                    2007
-----------------------------------------------------------------
Total Return                    12.46%                  -8.11%
-----------------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -8.79%.
The Fund's  highest  return for a quarter  during the  periods  shown  above was
11.85%, for the quarter ended March 31, 2006.
The Fund's  lowest  return  for a quarter  during the  periods  shown  above was
-7.59%, for the quarter ended June 30, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                          Since
                                                              1 Year   Inception(1)
MGI US Small/Mid Cap Growth Equity Fund - Class Y-3 Shares
  Return Before Taxes                                         -8.11%      12.32%
  Return After Taxes on Distributions(2)(3)                   -6.38%      10.69%
  Return After Taxes on Distributions and Sale of             -6.09%      9.85%
  Fund Shares(2)(4)
Russell 2500(TM)Growth Index(5)                               -9.69%      10.82%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       16

(5)  The Russell 2500 Growth Index  measures the  performance  of those  Russell
     2,500  companies  with higher  price-to-book  ratios and higher  forecasted growth  values.  The index is unmanaged and cannot be invested in directly.
     The index does not reflect any deduction for fees, expenses, or taxes.

                                       17

MGI US Small/Mid Cap Value Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

----------------------------------------------------------------
Calendar Year           2006                    2007
----------------------------------------------------------------
Total Return            14.42%                  -6.69%
----------------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -11.24%.
The Fund's  highest  return for a quarter  during the  periods  shown  above was
9.42%, for the quarter ended March 31, 2006.
The Fund's  lowest  return  for a quarter  during the  periods  shown  above was
-9.50%, for the quarter ended September 30, 2007.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                        Since
                                                            1 Year  Inception(1)
MGI US Small/Mid Cap Value Equity Fund - Class Y-3 Shares
  Return Before Taxes                                       -6.69%      3.33%
  Return After Taxes on Distributions(2)(3)                 -7.82%      2.25%
  Return After Taxes on Distributions and                   -4.07%      2.41%
  Sale of Fund Shares(2)(4)
Russell 2500(TM)Value Index(5)                              -7.27%      5.10%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       18

(5)  The Russell 2500 Value Index  measures  the  performance  of those  Russell
     2,500 companies with lower price-to-book ratios and lower forecasted growth values.  The index is  unmanaged  and cannot be invested in  directly.  The index does not reflect any deduction for fees, expenses, or taxes.

                                       19

MGI Non-US Core Equity Fund
Total Return of Class Y-3 Shares

(2007 is Class Y-3's first full calendar year of operation)

-----------------------------------------
Calendar Year                   2007
-----------------------------------------
Total Return                    12.63%
-----------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -9.76%.
The Fund's highest return for a quarter during the period shown above was 8.58%, for the quarter ended June 30, 2007.
The Fund's lowest return for a quarter during the period shown above was -2.39%, for the quarter ended December 31, 2007.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                    Since
                                                   1 Year        Inception(1)
MGI Non-US Core Equity Fund - Class Y-3 Shares
  Return Before Taxes                              12.63%           17.04%
  Return After Taxes on Distributions(2)(3)        11.02%           15.80%
  Return After Taxes on Distributions and           9.00%           14.08%
  Sale of Fund Shares(2)(4)
MSCI EAFE(R)Index (5)                              11.17%           16.24%

(1)  The inception date of the Fund is August 18, 2006.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       20

(5)  The MSCI  EAFE(R)Index  measures the  performance  of equity  securities in developed markets outside of North America, including Europe,  Australasia, and the Far  East.  The  index is  unmanaged  and  cannot  be  invested  in directly.  The index does not reflect any deduction for fees, expenses,  or taxes.

                                       21

MGI Core Opportunistic Fixed Income Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

---------------------------------------------------------------
Calendar Year               2006                    2007
---------------------------------------------------------------
Total Return               4.21%                    5.22%
---------------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -0.69%.
The Fund's  highest  return for a quarter  during the  periods  shown  above was
3.75%, for the quarter ended September 30, 2006.
The Fund's  lowest  return  for a quarter  during the  periods  shown  above was
-0.98%, for the quarter ended June 30, 2007.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                         Since
                                                             1 Year   Inception(1)
MGI Core Opportunistic Fixed Income Fund - Class Y-3 Shares
  Return Before Taxes                                         5.22%      4.20%
  Return After Taxes on Distributions(2)(3)                   3.88%      3.03%
  Return After Taxes on Distributions and Sale                3.39%      2.90%
  of Fund Shares(2)(4)
Lehman Brothers Aggregate Bond Index(5)                       6.97%      4.97%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

                                       22

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

(5)  The Lehman  Brothers  Aggregate  Bond Index is an index that  measures  the performance  of securities  from the Lehman  Brothers  Government/Corporate
     Bond Index,  Mortgage-Backed  Securities Index, and Asset-Backed Securities
     Index. The Lehman Brothers  Aggregate Bond Index is a broad  representation of the  investment-grade  fixed-income  market  in the  United  States  and includes U.S.  government  and  corporate  debt  securities,  mortgage- and asset-backed securities,  and international U.S.  dollar-denominated bonds.
     All securities contained in the Lehman Brothers Aggregate Bond Index have a minimum term to maturity of one year.  The index is unmanaged and cannot be invested in directly.  The index does not reflect any  deduction  for fees, expenses, or taxes.

                                       23

MGI US Short Maturity Fixed Income Fund

Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

-------------------------------------------------------------
Calendar Year           2006                    2007
-------------------------------------------------------------
Total Return            4.56%                   5.61%
-------------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -0.40%.
The Fund's  highest  return for a quarter  during the  periods  shown  above was
2.09%, for the quarter ended September 30, 2006.
The Fund's lowest return for a quarter during the periods shown above was 0.50%, for the quarter ended March 31, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                           Since
                                                                1 Year  Inception(1)
MGI US Short Maturity Fixed Income Fund - Class Y-3 Shares
  Return Before Taxes                                            5.61%     4.66%
  Return After Taxes on Distributions(2)(3)                      4.14%     3.10%
  Return After Taxes on Distributions and                        3.64%     3.06%
  Sale of Fund Shares(2)(4)
Lehman Brothers Government/Corporate 1-3 Year Bond Index(5)      6.83%     5.04%

(1)  The inception date of the Fund is August 22, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

                                       24

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of Fund Shares" may be higher than the other return figures  for the same  period.  A higher  after tax return  results  when a capital loss occurs upon  redemption  and provides an assumed tax deduction that benefits the investor.

(5)  The Lehman  Brothers  Government/Corporate  1-3 Year Bond Index is an index which measures the performance of U.S.  corporate and government bonds with maturities  of between 1 and 3 years.  The index is unmanaged and cannot be invested in directly.  The index does not reflect any  deduction  for fees, expenses, or taxes.

                                       25

Fees and Expenses

These tables  summarize  the fees and expenses that you may pay if you invest in the Class S shares of the Funds.

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee on shares owned less than 30 days (as a %
of total redemption proceeds)(2).......................     2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                                    Total
                                        Distribution                                Annual       Management
                                        and/or                        Acquired      Fund         Fee Waiver/
                        Management      Service         Other         Fund Fees     Operating    Expense              Net
                        Fees(3)         (12b-1) Fees    Expenses(4)   and Expenses  Expenses     Reimbursements       Expenses(5)

MGI US Large Cap
   Growth Equity Fund       0.55%           0.25%          0.38%          None         1.18%            0.11%            1.07%
MGI US Large Cap
   Value Equity Fund        0.53%           0.25%          0.39%          None         1.17%            0.12%            1.05%
MGI US Small/Mid Cap
   Growth Equity Fund       0.90%           0.25%          0.42%          None         1.57%            0.15%            1.42%
MGI US Small/Mid Cap
   Value Equity Fund        0.90%           0.25%          0.42%         0.04%         1.61%            0.19%            1.42%
MGI Non-US Core
   Equity Fund              0.75%           0.25%          0.46%          None         1.46%            0.14%            1.32%
MGI Core
   Opportunistic
   Fixed Income Fund        0.35%           0.25%          0.38%          None         0.98%            0.11%            0.87%

                                       26

MGI US Short Maturity
   Fixed Income Fund        0.25%           0.25%          0.49%          None         0.99%            0.17%            0.82%

(1)  Securities   dealers,   financial   intermediaries,   or  other   financial
     institutions,  including an  affiliate of the Advisor,  may charge a fee to process a redemption of shares.

(2)  A 2.00%  redemption  fee  payable to the  applicable  Fund may apply to any shares that are redeemed  within 30 days of purchase.  Please see "Frequent
     Trading of Fund Shares" for further information.

(3)  For each Fund,  other than the MGI US Small/Mid  Cap Growth Equity Fund and
     MGI US Small/Mid Cap Value Equity Fund,  the Fund's  Investment  Management
     Agreement includes a breakpoint where the Fund's investment  management fee is reduced by 2 basis  points to the extent the Fund's  assets  exceed $750 million.

(4)  The "Other Expenses" item includes custodial, legal, audit, transfer agent, and sub-transfer agent payments,  and trustees' fees and expenses.  It also includes an internal administrative fee of 0.15% paid by the Class S shares of the Funds to the Advisor.

(5)  The Trust,  with respect to each Fund,  and the Advisor have entered into a written  contractual  fee waiver and expense  reimbursement  agreement (the
     "expense reimbursement agreement") pursuant to which the Advisor has agreed to waive a portion of its fees and/or to  reimburse  expenses to the extent that each Fund's  expenses  (not  including  brokerage  fees and  expenses, interest,  and  extraordinary  expenses)  otherwise  would  exceed the "Net
     Expenses"  rates  shown in the  table  above  for the Class S shares of the
     Fund.  Pursuant  to the  expense  reimbursement  agreement,  the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor  reimburses for a period of three years following such fee waivers and expense  reimbursements,  to the extent that such reimbursement of the  Advisor by a Fund will not cause the Fund to exceed any  applicable expense limitation that is in place for the Fund. The expense reimbursement agreement  will remain in effect  through March 31, 2009, and will continue in effect from year to year  thereafter  unless  terminated by the Trust or the Advisor.

Examples

The  examples  below are  intended to help you compare the costs of investing in the Class S shares  of the  Funds  with the cost of  investing  in other  mutual funds.  The examples assume that you invest $10,000 in the Class S shares of the
Funds for the time  periods  shown,  that your  investment  has a 5% return each year, that all dividends and capital gain  distributions are reinvested and that the Funds' operating expenses remain the same as shown above.

Although your actual costs may be higher or lower,  based on these  assumptions, your cumulative estimated expenses would be:

                                                   1 year   3 years  5 years  10 years

MGI US Large Cap Growth Equity Fund................ $109     $364     $638     $1,422
MGI US Large Cap Value Equity Fund................. $107     $360     $632     $1,410
MGI US Small/Mid Cap Growth Equity Fund............ $145     $481     $841     $1,855
MGI US Small/Mid Cap Value Equity Fund............. $145     $489     $858     $1,895
MGI Non-US Core Equity Fund........................ $134     $448     $784     $1,734
MGI Core Opportunistic Fixed Income Fund...........  $89     $301     $531     $1,191
MGI US Short Maturity Fixed Income Fund............  $84     $298     $531     $1,198

                                       27

If you are  investing  in  Class S  shares  through  a  financial  advisor  or a retirement  plan account,  you may be subject to  additional  fees and expenses, such as plan administration  fees. Please refer to the program materials of that financial  advisor  or  retirement  plan  account  for any  special  provisions, additional  service  features,  or fees  and  expenses  that  may  apply to your investment in a Fund.

Principal Investment Strategies and Related Risks

Domestic Equity Funds

MGI US Large Cap Growth Equity Fund

Fund Facts

Investment Objective     Long-term total return, which includes capital
                         appreciation and income

Investment Category      Domestic Equity Fund

Investment Focus         Common stocks of large U.S. and multinational companies

Benchmark                Russell 1000(R)Growth Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in common  stocks of large U.S.  and  multinational companies that a subadvisor  believes possess  superior  potential for long-term capital appreciation.  Under normal circumstances, the Fund will invest at least
80% of its net assets (plus borrowings for investment  purposes,  if any) in the equity securities of large  capitalization U.S. companies.  For purposes of this investment policy, the Fund considers "large  capitalization  U.S. companies" to be U.S.  companies  with market  capitalizations  greater than $5 billion at the time of purchase.  (If the Fund changes this  investment  policy,  the Fund will notify shareholders at least 60 days in advance of the change.)  Generally,  the companies in which the Fund invests have higher  earnings  and/or revenue growth histories or  expectations  relative to the Russell  1000(R)Index.  (The Russell
1000 Index includes the 1,000 largest companies in the Russell 3000(R)Index,  as of the  end of May of  each  year,  or as  determined  by  Russell.)  While  the investment  objective of the Fund is to provide  long-term total return,  income may be  generated  from  dividends  paid  by the  common  stocks  in the  Fund's portfolio.

As  discussed  above,  the Fund  invests  primarily  in  companies  with  market capitalizations that exceed $5 billion at the time of purchase.  The subadvisors also may  invest a  portion  of the  Fund's  assets  in  companies  with  market capitalizations  that are below this level.  Further,  if

                                       28

movement in the market price causes a particular  stock's market  capitalization to fall below this level, the Fund is not required to dispose of the stock.

The  Fund's  benchmark,   the  Russell  1000  (R)  Growth  Index,  measures  the
performance of those Russell 1,000  companies with higher price -to-book  ratios and higher forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Enhanced Investment Technologies, LLC ("INTECH"), located at 2401 PGA Boulevard,
Suite 100,  Palm Beach  Gardens,  Florida  33410,  serves as a subadvisor to the
Fund.  INTECH  has  managed  institutional  portfolios  since  1987,  and  is  a subsidiary  of Janus  Capital  Management  LLC. A team of portfolio  managers is primarily  responsible  for the  day-to-day  management  of  INTECH's  allocated portion of the Fund's portfolio.  The team consists of Dr. Robert Fernholz,  Dr.
Adrian Banner,  David E. Hurley,  Dr. Jason Greene,  and Joseph W. Runnels.  Dr.
Banner,  Mr. Hurley,  Dr. Greene,  and Mr. Runnels jointly handle the day-to-day management  function,  under  the  oversight  of  Dr.  Fernholz.  Dr.  Fernholz,
Director,  Executive Vice  President,  and Chief  Investment  Officer of INTECH,
joined INTECH in 1987 and has served in his current role since 1991.  Dr. Banner is Senior  Investment  Officer of INTECH (since 2007) and has been with the firm since 2002. Mr. Hurley is Executive Vice President and Chief  Operating  Officer
of INTECH (since 2002) and has been with the firm since 1988. Dr. Greene is Vice
President and Senior Investment Officer of INTECH (since 2007) and has been with the firm since 2006. Dr. Greene previously was a tenured Associate  Professor of
Finance at Georgia State  University from 1996 to 2006. He was also a consultant for the  Office  of  Economic  Analysis  at the  U.S.  Securities  and  Exchange
Commission  ("SEC") from June 1996 to September 1996 and an expert consultant to mutual fund advisors from 2003 to 2006. Mr. Runnels,  Vice President,  Portfolio
Management  of  INTECH  (since  2003),  joined  the  firm in 1998.  Mr.  Runnels previously  served as Director of Trading and Operations from 1999 to 2003. Each portfolio  manager has managed INTECH's  allocated  portion of the Fund's assets since the Fund's inception. The Trust's Statement of Additional Information (the
"SAI")  furnishes   additional   information  about  each  portfolio   manager's
compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

INTECH  manages  its  allocated   portion  of  the  Fund's   portfolio  using  a
mathematical  portfolio  management  process.   INTECH  developed  the  formulas
underlying this mathematical  investment  process.  The mathematical  investment process is designed to take advantage of market  volatility  (variation in stock prices),  rather than using a fundamental research or market/economic  trends to predict the future returns of stocks.  The process seeks to generate a return in excess of the

                                       29

portfolio's benchmark over the long term, while controlling the risk relative to the  benchmark.  INTECH  monitors the total risk and volatility of a portfolio's holdings with respect to its benchmark index.

The mathematical  investment  process  involves  selecting stocks primarily from stocks within its allocated  portion's  benchmark index,  the S&P  500/Citigroup
Growth  Index.  Using its  mathematical  principles,  INTECH  will  periodically determine  a target  weighting  of these  stocks  and  rebalance  to the  target weighting.  The  rebalancing  techniques  used by INTECH  may result in a higher portfolio  turnover compared to a "buy and hold" fund strategy.  INTECH seeks to outperform the portfolio's  benchmark index through its mathematical  investment process. INTECH seeks to identify stocks for the portfolio in a manner that does not increase the overall portfolio volatility above that of the benchmark index.
INTECH  employs  risk  controls  designed  to minimize  the risk of  significant underperformance  relative to the  benchmark  index.  However,  the  proprietary mathematical  investment  process  used by INTECH may not  achieve  the  desired results.

Sands  Capital  Management,  LLC  ("Sands  Capital"),  located  at  1101  Wilson
Boulevard, Suite 2300, Arlington,  Virginia 22209, serves as a subadvisor to the
Fund. Sands Capital was founded in 1992. Frank M. Sands, Sr., CFA, is the firm's
Chief  Executive  Officer  and  Chief  Investment  Officer.   Sands  Capital  is
independently  owned. A team of four portfolio  managers is responsible  for the day-to-day  management  of  Sands  Capital's  allocated  portion  of the  Fund's portfolio. The team consists of Frank M. Sands, Sr., David E. Levanson, Frank M.
Sands,  Jr., and A. Michael  Sramek.  Mr. Sands,  Sr., CEO and Chief  Investment
Officer,  has been  with the firm  since its  inception  in 1992 and has over 39 years of investment  experience.  Mr. Sands,  Sr. is the lead member of the team and as such is ultimately  responsible for overall portfolio management of Sands
Capital's  allocated  portion  of the Fund's  portfolio.  Mr.  Levanson,  Senior
Portfolio Manager and Director of U.S. Mutual Funds,  rejoined the firm in 2002.
Prior to  rejoining  the firm,  Mr.  Levanson  was a  research  analyst  for MFS
Investment Management. Mr. Levanson is responsible for the day-to-day management of Sands Capital's  allocated portion of the Fund's portfolio and the investment of daily cash flows. Mr. Sands, Jr., President, Director of Research, and Senior
Portfolio  Manager,  has been with Sands  Capital  since 2000.  Mr.  Sands,  Jr.
assists Mr. Levanson on the day-to-day  management of Sands Capital's  allocated portion of the Fund's  portfolio.  Mr.  Sramek,  Research  Analyst and Portfolio
Manager,  joined Sands  Capital in 2001.  Prior to joining  Sands  Capital,  Mr.
Sramek was a research analyst with Mastrapasqua & Associates. Mr. Sramek assists
Mr. Levanson on the day-to-day  management of Sands Capital's  allocated portion of the Fund's  portfolio and the investment of daily cash flows.  Each portfolio manager has managed Sands Capital's allocated portion of the Fund's assets since the  Fund's  inception.  The SAI  provides  additional  information  about  each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and each portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

Sands Capital  manages its  allocated  portion of the Fund's  portfolio  using a bottom-up,  fundamental  approach to select  securities.  Sands Capital seeks to build a concentrated portfolio of leading companies, diversified across a number of business lines. Sands Capital has a long-term investment orientation.

                                       30

Sands Capital  seeks  companies  with  sustainable  above average  potential for growth in revenue and  earnings,  and with capital  appreciation  potential.  In addition,  Sands Capital looks for companies that have a leadership  position or proprietary  niche in a  promising  business  space,  that  demonstrate  a clear mission and  value-added  focus,  that exhibit  financial  strength and that are reasonably  valued in  relation  to the market  and  business  prospects.  Sands
Capital generally  considers selling a security when prospects for future growth do not look  promising.  The  portion of the Fund's  portfolio  managed by Sands
Capital is typically characterized by low portfolio turnover and relatively high concentration in individual companies.

Winslow  Capital  Management,  Inc.  ("Winslow"),  located at 4720 IDS Tower, 80
South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadvisor to the
Fund.  Messrs.  Clark J. Winslow,  Justin H. Kelly, and R. Bart Wear are jointly and primarily  responsible for the day-to-day  management of Winslow's allocated portion of the Fund's  portfolio.  Mr. Winslow has served as the Chief Executive
Officer and a portfolio  manager of Winslow since 1992. Mr. Winslow has 42 years of investment  experience and has managed investment  portfolios since 1975. Mr.
Kelly is a Managing  Director  and a  portfolio  manager of Winslow and has been with the firm since 1999. He also is a Chartered Financial Analyst ("CFA").  Mr.
Wear is a Managing Director and a portfolio manager of Winslow and has been with the firm since 1997. He also is a CFA. The SAI provides  additional  information about each portfolio  manager's  compensation,  other  accounts  managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the
Fund, if any.

Securities Selection

In managing its  allocated  portion of the Fund's  portfolio,  Winslow  seeks to invest in  companies  with  above-average  earnings  growth to provide  the best opportunity  for  achieving  superior  portfolio  returns  over  the  long-term.
Valuation relative to Winslow's estimated earnings growth rate is also important in selecting a stock. In managing its allocated portion of the Fund's portfolio,
Winslow  invests in  companies it believes can deliver  future  annual  earnings growth of at least  12%,  with a rising  return  on  invested  capital.  Winslow invests in companies  that  exhibit  three types of earnings  growth:  long-term sustainable  earnings growth,  cyclical growth in the right part of the business cycle, and newer industries with rapid growth.

The  high-quality  growth  companies  that Winslow  selects  exhibit many of the following characteristics:

     o    addresses markets with growth opportunities
     o    leading or increasing market share
     o    identifiable and sustainable competitive advantages
     o    management  teams  that  can  perpetuate  the  companies'  competitive advantages
     o    high, and preferably rising, return on invested capital

In  order  to  identify  investment  candidates,   Winslow  begins  by  using  a
quantitative screen of the approximately 700 companies in the Russell 1000 Index with market  capitalizations  exceeding $4 billion,  complemented with a limited number of  companies  that  either are not in the Index  and/or are below the $4 billion market  capitalization  threshold.  Winslow  screens for factors such

                                       31

as  revenue  and  earnings  growth,   return  on  invested   capital,   earnings
consistency, earnings revisions, low financial leverage, and high free cash flow rates  relative  to net  income.  This  process  further  reduces  the  list  to approximately 300 companies. Winslow then conducts a detailed assessment of each company,  seeking  to  identify  companies  with the above  characteristics  and further reduces the list to  approximately  100 companies that Winslow  actively analyzes.

Winslow's  allocated portion of the Fund's portfolio  typically will be invested in 50 to 60 different  stocks,  selected by team  decision-making.  In selecting those  stocks,  Winslow is attentive to four factors in portfolio  construction:
sector weightings,  variations in earnings growth rates, market capitalizations, and price/earnings  ratios. Winslow also employs a sell discipline where Winslow will sell some or all of its position in a stock when,  in Winslow's  view,  the stock becomes fully valued,  or the position  exceeds 5% of Winslow's  allocated portion  of the  Fund's  portfolio.  Winslow  also  will sell some or all of its position  in a  particular  stock when  Winslow  believes  that the  fundamental business  prospects of the stock are diverging  negatively  from Winslow's basis for investment.

MGI US Large Cap Value Equity Fund

Fund Facts

Investment Objective          Long-term total return, which includes
                              capital appreciation and income

Investment Category           Domestic Equity Fund

Investment Focus              Common stocks of large U.S. and multinational
                              companies

Benchmark                     Russell 1000(R)Value Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in common  stocks of large U.S.  and  multinational companies that a subadvisor believes possess the potential for long-term capital appreciation  and, in the judgment of the  subadvisor,  appear to be undervalued based on the stocks'  intrinsic  values relative to their current market prices.
Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment  purposes,  if any) in the equity  securities of large capitalization U.S. companies. For purposes of this investment policy, the
Fund considers "large  capitalization  U.S. companies" to be U.S. companies with market capitalizations  greater than $5 billion at the time of purchase. (If the
Fund changes this investment policy, the Fund will notify  shareholders at least
60 days in advance of the change.) While the investment objective of the

                                       32

Fund  is to  provide  long-term  total  return,  income  may be  generated  from dividends paid by the common stocks in the Fund's portfolio.

As  discussed  above,  the Fund  invests  primarily  in  companies  with  market capitalizations that exceed $5 billion at the time of purchase.  The subadvisors also may  invest a  portion  of the  Fund's  assets  in  companies  with  market capitalizations  that are below this level.  Further,  if movement in the market price  causes a  particular  stock's  market  capitalization  to fall below this level, the Fund is not required to dispose of the stock.

The Fund's benchmark,  the Russell 1000 Value Index, measures the performance of those  Russell  1,000  companies  with  lower  price-to-book  rations  and lower forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Eaton Vance Management ("Eaton Vance"), located at The Eaton Vance Building, 255
State Street,  Boston,  Massachusetts 02109, serves as a subadvisor to the Fund.
Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corporation,  a Maryland corporation  and  publicly-held  holding  company.  Mr. Michael R. Mach, CFA, is primarily  responsible for the day-to-day  management of Eaton Vance's allocated portion of the Fund's portfolio. Mr. Mach is a Vice President of Eaton Vance and the lead portfolio  manager for Eaton Vance's  Large-Cap Value Equity  strategy.
Mr. Mach has been a  portfolio  manager  with Eaton  Vance  since 1999.  The SAI provides  additional  information  about the portfolio  manager's  compensation, other accounts  managed by the portfolio  manager,  and the portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund's portfolio, Eaton Vance primarily invests in common stocks of large  capitalization  companies that the subadvisor believes are  inexpensive or  undervalued  relative to the overall stock market.
Investment  decisions are made  primarily on the basis of  fundamental  research conducted by Eaton Vance's  research  staff.  When  evaluating a company,  Eaton
Vance  considers a number of  factors,  including  the quality of the  company's business  franchises,  the company's  financial  strength,  the  capability  and integrity of the company's  management,  the  company's  growth  potential,  the company's valuation and earnings, and the company's cash flows. Eaton Vance also may consider a company's  dividend  prospects and estimates of the company's net value when selecting  securities for the subadvisor's  allocated  portion of the
Fund's portfolio.

Eaton Vance seeks to manage  investment risk within its allocated portion of the
Fund's portfolio by maintaining a broad mix of issuers and industries within the portfolio.  Typically,  Eaton  Vance will  invest its  allocated  portion of the
Fund's portfolio in a number of different sectors

                                       33

and industries,  with no single  industry  comprising more than 25% of the total assets of Eaton Vance's allocated  portion of the Fund's portfolio.  Eaton Vance may sell a security when the  subadvisor's  price  objective for the security is reached, the fundamentals of the company deteriorate, the security's price falls below its acquisition  cost, or the subadvisor  elects to pursue more attractive investment options.

Numeric  Investors LLC ("Numeric"),  located at 470 Atlantic Avenue,  6th Floor,
Boston,  Massachusetts  02210,  serves as a subadvisor  to the Fund.  Numeric is wholly-owned  by Numeric Midco LLC, which is  wholly-owned  by Numeric  Holdings
LLC, both Delaware limited liability companies. Numeric Holdings LLC is owned by certain  senior  employees  and a private  equity  partner,  TA  Associates.  TA
Associates  has warrants,  which,  if exercised,  would result in TA Associates'
ownership of approximately 50% of the holding company that owns Numeric.

Co-Portfolio  Managers Arup Datta, CFA and Joseph J. Schirripa,  CFA are jointly and primarily  responsible for the day-to-day  management of Numeric's allocated portion of the Fund's portfolio. Mr. Datta, Co-Portfolio Manager, joined Numeric in 1993, and as head of Numeric's U.S. Core Equity  Strategies  Group,  oversees
Numeric's U.S.  long-only and 130/30  strategies.  Mr.  Schirripa,  Co-Portfolio
Manager,  joined Numeric in 2003, and has portfolio  management and quantitative research  responsibility  for Numeric's large cap  strategies.  Prior to joining
Numeric,  Mr. Schirripa was a portfolio  manager and analyst at Standish Mellon.
The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

Numeric's investment philosophy is based upon the belief that, in the aggregate, markets  are  efficient  and that  real  economic  performance  drives  returns.
However,  over certain  periods,  markets are inefficient  for various  reasons.
Stock  prices   fluctuate  more  than  the  underlying   information   set,  not
incorporating all new information  perfectly,  and companies manipulate reported
earnings  to  please  the  market.   Numeric's  process  is  totally  bottom-up,
stock-by-stock,   with  no  macro  factors  included.  These  primary  concepts, utilizing disciplined risk-controlled quantitative techniques, have been applied by Numeric since the firm's founding.  In managing its allocated  portion of the
Fund's portfolio,  Numeric selects securities utilizing proprietary models based on two primary  criteria:  Valuation and Information Flow.  Numeric's  Valuation
analysis  seeks to  identify  companies  that are  mispriced  relative  to their projected earnings, cash flow, long-term growth prospects,  and quality. Numeric believes that by comparing a stock's  long-term growth prospects,  quality,  and risk levels to other stocks  within the same sector,  it is possible to identify companies  that are over- or  under-valued  in the  market.  In  conducting  its analysis of Information  Flow,  Numeric  assesses  information that is available from a company's financial statements, corporate managers, and the institutional
investment  community.   Numeric  focuses  on  the  actions  of  various  market
participants (i.e., analysts, corporate management, and institutional investors)
to gain insights  that will enhance  Numeric's  ability to  anticipate  earnings announcements.  As an additional  component of its  Information  Flow  analysis,
Numeric  aims  to  differentiate   between   companies  that  employ  aggressive
accounting  practices  versus  companies that use more  conservative  accounting practices.  Numeric  believes  that  companies  that use  aggressive  accounting practices may be more prone to unanticipated future earnings and revenue

                                       34

announcements,   whereas  companies   utilizing  more  conservative   accounting
practices are more likely to exhibit more predictable  earnings.  The final step in Numeric's  securities  selection process involves validation by the portfolio managers of the fundamental  financial inputs to the investment models,  such as earnings and growth rates,  as well as a  qualitative  evaluation of each of the stocks  selected.  Numeric's  qualitative  evaluation  is based on its review of analyst  reports and  conversations  with analysts.  This process is designed to ensure that the stocks  selected in  Numeric's  allocated  portion of the Fund's portfolio have the appropriate characteristics sought by Numeric.

Pzena Investment Management, LLC ("Pzena"), located at 120 West 45th Street, New
York,  New York  10036,  serves as a  subadvisor  to the Fund.  Richard S. Pzena founded Pzena in 1995,  and the firm began  managing  assets in 1996. As of June
30,  2008,  the  majority  of  Pzena  was  owned  by the  firm's  four  managing principals:  Richard S. Pzena (Managing Principal,  Chief Executive Officer, and
Co-Chief  Investment  Officer),  John P. Goetz (Managing  Principal and Co-Chief
Investment  Officer),  Bill Lipsey  (Managing  Principal,  Marketing  and Client
Services),  and A. Rama Krishna  (Managing  Principal,  Portfolio  Manager).  In
addition,  twenty-two  employees and Pzena  Investment  Management,  Inc.  owned interests  in the firm as of that date.  Mr.  Pzena has  ownership  interests in excess of 25% and is therefore deemed a control person of Pzena.

The investment  team  primarily  responsible  for the  day-to-day  management of
Pzena's allocated portion of the Fund's portfolio is as follows:

     Richard S. Pzena.  Managing  Principal,  Chief Executive Officer,  Co-Chief
     Investment  Officer,  and  Founder  of  Pzena.  Mr.  Pzena  has  worked  in investment management since 1986, and he has been with Pzena since 1995.

     John P. Goetz.  Managing  Principal and Co-Chief  Investment  Officer.  Mr.
     Goetz has worked in investment  management since 1996, and he has been with
     Pzena since 1996.

     Antonio DeSpirito, III. Mr. DeSpirito is a Principal and Portfolio Manager.
     Mr. DeSpirito has worked in investment  management since 1996, and has been with Pzena since 1996.

Each member of the team has equal weight in  determining  how research  findings are translated into an earnings model.  Further, all decisions require unanimous consent  of each of the three  portfolio  managers.  Should  one of the  members become  unavailable  for either  planned or  unplanned  reasons,  the  remaining members would continue the process.  Each portfolio  manager has managed Pzena's allocated  portion of the Fund's assets since the Fund's  inception,  except Mr.
DeSpirito,  who has managed Pzena's allocated portion of the Fund's assets since
January  2006.  The SAI provides  additional  information  about each  portfolio manager's  compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

Pzena  manages its  allocated  portion of the Fund's  portfolio  using a classic value  investment  philosophy.  Pzena defines value stocks as those stocks whose prices are low relative to their

                                       35

longer-term normal earnings power. Pzena's securities selection process involves an initial  ranking of the 500  largest  U.S.-listed  companies,  from the least expensive  to  the  most  expensive,  based  upon  a  ratio  of  each  company's price-to-normalized  earnings. Research priority is given to the least expensive stocks,  those exhibiting a group or sector theme, and those offering  portfolio diversification  benefits.  Companies undergo rigorous  qualitative  research by
Pzena's  analysts to  determine  whether the causes of the  under-valuation  are likely to be temporary or permanent.  Third party  analysis and data sources are used for about 10% to 20% of this  research.  Onsite  due  diligence  is also an important step in Pzena's securities selection  determination.  This step occurs at the end of the research process,  which enables Pzena to engage in a dialogue with company management from the perspective of well-informed critical thinkers.
As a result of Pzena's  security  selection  process,  the portion of the Fund's portfolio allocated to Pzena will typically be highly concentrated with a strong value emphasis.

MGI US Small/Mid Cap Growth Equity Fund

Fund Facts

Investment Objective       Long-term total return, which includes
                           capital appreciation and income

Investment Category        Domestic Equity Fund

Investment Focus           Common stocks of small and medium-sized U.S.
                           companies

Benchmark                  Russell 2500(TM)Growth Index

Investment Objective

The  investment  objective  of the Fund is to provide  long-term  total  return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in small and  medium-sized  U.S.  companies  that a
subadvisor   believes   possess   superior   potential  for  long-term   capital
appreciation.  Under normal circumstances,  the Fund will invest at least 80% of its net assets (plus borrowings for investment  purposes,  if any) in the equity securities of small-to-medium  capitalization  U.S.  companies.  For purposes of this investment policy, the Fund considers "small-to-medium  capitalization U.S.
companies" to be U.S. companies with market capitalizations  between $25 million and the largest company represented in the Russell  2500(TM)Index,  which, as of
June 30, 2008, was $10.1 billion.  (If the Fund changes this investment  policy, the Fund will notify  shareholders  at least 60 days in advance of the  change.)
Generally,  the companies in which the Fund invests have higher  earnings and/or revenue growth histories or expectations relative to the Russell 2500 Index.

The Fund invests in companies within the  capitalization  range described above.
However,  the subadvisors may invest a portion of the Fund's assets in companies outside this range.  Further,  if

                                       36

movement in the market  price  causes a stock to change from one  capitalization range to another, the Fund is not required to dispose of the stock.

The Fund's benchmark, the Russell 2500(TM)Growth Index, measures the performance of those Russell 2,500  companies  with higher  price-to-book  ratios and higher forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Westfield Capital Management Company, LP ("Westfield"), located at One Financial
Center, 24th Floor,  Boston,  Massachusetts 02111, serves as a subadvisor to the
Fund.  Westfield  is a registered  investment  adviser that was founded in 1989.
Westfield is effectively 40%  employee-owned and has been a subsidiary of Boston
Private Financial Holdings, Inc. since 1997.

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment  Committee,  which consists of Westfield's securities  analysts and five primary  portfolio  management team members listed below.  Each member of the  Westfield  Investment  Committee  has input into the investment  process  and  overall  product  portfolio  construction.  Investment decisions are made within the parameters established by a portfolio's investment objective(s),  policies, and restrictions. The following Westfield employees are jointly and primarily  responsible for the day-to-day  management of Westfield's allocated  portion  of the  Fund's  portfolio:  Mr.  William  A.  Muggia,  Chief
Executive Officer,  Chief Investment  Officer,  President,  and Partner,  joined
Westfield in 1994 and has served as President  and Chief  Investment  Officer of
Westfield  since 2001,  and as Chief  Executive  Officer and Partner since April
2008.  Mr. Muggia is the lead member of the team and is  ultimately  responsible for overall portfolio management of Westfield's  allocated portion of the Fund's portfolio.  He  covers  the  health  care and  energy  sectors.  Mr.  Arthur  J.
Bauernfeind, Chairman, joined Westfield in 1990 and has served as Chairman since
2000.  Mr.  Bauernfeind  is the firm's  Economist and provides  insight into the firm's  overall  investment  strategy.  Mr.  Ethan J.  Meyers,  Partner,  joined
Westfield  in 1999 and  covers  the  consumer  discretionary,  industrials,  and technology sectors. Mr. Scott R. Emerman,  Partner, joined Westfield in 2002 and covers the consumer  discretionary and consumer staples sectors.  Mr. Matthew W.
Strobeck,  Partner,  joined Westfield in 2003 and covers the healthcare  sector.
Mr.  Muggia,  Mr.  Bauernfeind,   Mr.  Meyers,  and  Mr.  Emerman  have  managed
Westfield's  allocated  portion of the Fund's assets since the Fund's inception.
Mr.  Strobeck has managed  Westfield's  allocated  portion of the Fund's  assets since April 2008. The SAI provides  additional  information about each portfolio manager's  compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

                                       37

Westfield  manages  its  allocated  portion  of the  Fund's  portfolio  using  a fundamental,  bottom-up  research approach,  which seeks to identify  reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk,  Westfield  generally  favors stocks that, in the judgment of the firm,  have:  (i)  sizeable  management  ownership;  (ii) strong financial conditions;  (iii) sufficient cash flow to fund growth internally; and
(iv) strong pricing power.

Westfield conducts fundamental,  bottom-up research, including meetings with the companies'  management  personnel.  Westfield considers factors such as earnings growth forecasts,  price target estimates,  total return potential, and business developments.  Stocks  may be sold when  Westfield  believes  that the stocks no longer  represent  attractive  investment  opportunities,  based on the  factors described above.

Goldman Sachs Asset  Management,  L.P.  ("GSAM"),  located at 32 Old Slip,  32nd
Floor,  New York,  New York 10005,  serves as a subadvisor to the Fund.  Messrs.
Steven M. Barry, Gregory H. Ekizian, CFA, and David G. Shell, CFA, are primarily responsible  for the day-to-day  management of GSAM's  allocated  portion of the
Fund's  portfolio.  Mr.  Barry  is a  Managing  Director  of  GSAM  and a  Chief
Investment  Officer  of GSAM's  growth  investment  team.  Mr.  Barry has been a portfolio  manager with GSAM since 1999. Mr.  Ekizian is a Managing  Director of
GSAM and a Chief  Investment  Officer  of GSAM's  growth  investment  team.  Mr.
Ekizian  has been a  portfolio  manager  with GSAM since  1997.  Mr.  Shell is a
Managing  Director  of GSAM and a Chief  Investment  Officer  of  GSAM's  growth investment  team.  Mr. Shell has been a portfolio  manager with GSAM since 1997.
The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

In  managing  its  allocated  portion  of the  Fund's  portfolio,  GSAM seeks to identify high quality growth companies with intrinsic values that are attractive relative to the  companies'  stock prices and whose stock prices are  increasing over time.  GSAM also looks for companies  that, in GSAM's view,  have favorable long-term prospects and strong management. GSAM utilizes a bottom-up approach to portfolio  construction  and does  not  adhere  to  specific  sector  allocation restrictions.  GSAM does,  however,  maintain  percentage  limits on  individual holdings and industry groups.  GSAM's allocated  portion of the Fund's portfolio typically will hold between 90 and 125 stocks.

GSAM's  investment  ideas are generated  through internal  research,  as well as industry conferences, trade journals, and a select group of research analysts in whom the team has confidence. GSAM analyzes companies' financial statements, and also gathers additional  information by communicating  with company  management.
GSAM's  research  focuses on companies with certain  characteristics,  including
strong  business  franchises,   favorable  long-term  prospects,  and  excellent
management. GSAM's investment professionals utilize discounted cash flow models, private market value  analysis,  and  earnings/multiple  matrices to determine a company's  total  worth.  In  managing  its  allocated  portion  of  the  Fund's portfolio,  GSAM  maintains  a  long-term  investment  horizon,  and  therefore, generally  does not  consider  short-term  indicators,  such as price  momentum, sector rotation, and earnings surprises.

                                       38

GSAM generally will reduce a position or eliminate a position from the portfolio if the company's  long-term  fundamentals  deteriorate,  the portfolio  managers reassess the company's  fundamentals,  the portfolio managers determine that the price of the stock  exceeds the value of the  business,  an  individual  holding exceeds its maximum  weighting in the  portfolio,  or the company is acquired or becomes the subject of a leveraged buyout.

Tygh Capital Management, Inc. ("Tygh Capital"), located at 1211 SW Fifth Avenue,
Portland,  Oregon  97204,  serves as a subadvisor  to the Fund.  Mr.  Richard J.
Johnson,  CFA is primarily  responsible  for the  day-to-day  management of Tygh
Capital's  allocated portion of the Fund's portfolio.  Mr. Johnson has served as the Chief  Executive  Officer and the Chief  Investment  Officer of Tygh Capital
since  founding  the firm in  2004.  Prior to that,  Mr.  Johnson  held  various executive  investment  positions at Columbia Management  Advisors,  Inc. The SAI provides  additional  information  about the portfolio  manager's  compensation, other accounts  managed by the portfolio  manager,  and the portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund's  portfolio,  Tygh Capital uses a
bottom-up,   fundamental  research  approach  to  identify  companies  that  the subadvisor  believes  have  the  potential  for  superior  earnings  growth  and sustainable  valuations.  Tygh Capital first screens  potential  investments for specific growth characteristics relating to revenue and earnings, valuation, and expected price  appreciation.  In addition,  Tygh Capital observes market trends and focuses its research on sectors or industries that the subadvisor expects to experience  superior  relative  growth.  Through this  process,  Tygh  Capital's investment  team  identifies  candidates for further  in-depth  fundamental  and valuation  analysis.  In order to  identify  companies  with  the  potential  to significantly  grow annual revenues and earnings,  Tygh Capital  examines market size, market growth rates, and trends in a company's market share,  margins, and expenses.  Tygh Capital also evaluates the sustainability of valuations based on a variety of financial metrics,  including  price-to-earnings,  price-to-growth, and price-to-sales ratios, as well as cash flows. Tygh Capital typically sells a stock  when  the  stock  exceeds  Tygh  Capital's  price  target,  the  original investment  thesis  is no  longer  applicable,  or a better  investment  idea is generated.  Tygh Capital also  utilizes a  proprietary,  quantitative  system to identify and review poorly performing stocks.

MGI US Small/Mid Cap Value Equity Fund

Fund Facts

Investment Objective     Long-term total return, comprised primarily of
                         capital appreciation

Investment Category      Domestic Equity Fund

Investment Focus         Common stocks of small and medium-sized U.S. companies

Benchmark                Russell 2500(TM)Value Index

Investment Objective

                                       39

The  investment  objective  of the Fund is to provide  long-term  total  return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund  invests  primarily  in common  stocks of small and  medium-sized  U.S.
companies that a subadvisor believes possess the potential for long-term capital appreciation  and that appear to be undervalued at the time of purchase based on the stocks'  intrinsic  values  relative to their current market  prices.  Under normal circumstances,  the Fund will invest at least 80% of its net assets (plus borrowings  for  investment  purposes,  if  any)  in the  equity  securities  of small-to-medium  capitalization U.S. companies.  For purposes of this investment policy, the Fund considers "small-to-medium capitalization U.S. companies" to be
U.S. companies with market  capitalizations  between $25 million and the largest company  represented in the Russell  2500(TM)Index,  which, as of June 30, 2008, was $10.1 billion.  (If the Fund changes this investment  policy,  the Fund will notify shareholders at least 60 days in advance of the change.)

The Fund will invest in  companies  within the  capitalization  range  described above.  However,  the  subadvisors  may invest a portion of the Fund's assets in companies outside this range.  Further, if movement in the market price causes a stock to  change  from one  capitalization  range  to  another,  the Fund is not required to dispose of the stock.

The Fund's benchmark,  the Russell 2500(TM)Value Index, measures the performance of those  Russell  2,500  companies  with lower  price-to-book  ratios and lower forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

AQR Capital Management,  LLC ("AQR"), located at Two Greenwich Plaza, 3rd Floor,
Greenwich,  Connecticut  06830,  serves  as a  subadvisor  to the  Fund.  AQR is majority owned and controlled by its principals.

Messrs. Clifford S. Asness, Robert J. Krail, Jacques A. Friedman,  Ronen Israel,
and Lars  Nielsen are  jointly  and  primarily  responsible  for the  day-to-day management of AQR's allocated  portion of the Fund's portfolio.  Messrs.  Asness and Krail have served as Founding  Principals of AQR since  co-founding the firm in 1998.  Mr.  Friedman  has  served as Co-Head  and a founding  member of AQR's
Global  Stock  Selection  team  since the  firm's  inception  in 1998,  and as a principal of AQR since 2005.  Messrs.  Israel and Nielsen have served as members of AQR's Global Stock  Selection  team since  joining the firm in 1999 and 2000, respectively,  and as  principals  of AQR since  2007.  Messrs.  Asness,  Krail,
Friedman, Israel, and Nielsen have managed AQR's allocated portion of the Fund's assets  since June 2006.  The SAI  provides  additional  information  about each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and each portfolio  manager's  ownership of securities in the Fund, if any.

                                       40

Securities Selection

In managing  its  allocated  portion of the Fund's  portfolio,  AQR  utilizes an investment  philosophy  that  combines  the  basic  concepts  of both  value and momentum investing.  Through a quantitative  process, AQR applies these concepts using a  variety  of  proprietary  indicators  across  many  markets.  AQR  also
evaluates  earnings  quality,   investor  sentiment,   sustainable  growth,  and
management signaling as important components of the investment process.

AQR's  quantitative   investment   approach  begins  with  the  creation  of  an
appropriate  universe of  securities  based on a relevant  benchmark,  liquidity considerations,  and additional screening factors.  Once an appropriate universe of potential  investments has been identified,  AQR assigns an individual rating to each industry and to each security.  These two rating components are combined to produce a final  rating.  AQR then seeks to  construct  an optimal  portfolio using these assigned ratings.  AQR uses proprietary  trading and risk-management models to monitor and rebalance  the portfolio in accordance  with AQR's ongoing analysis.

NWQ Investment  Management  Company,  LLC ("NWQ"),  located at 2049 Century Park
East, 16th Floor, Los Angeles,  California 90067,  serves as a subadvisor to the
Fund. NWQ is a subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). On
November 13, 2007,  Nuveen  Investments was acquired by investors led by Madison
Dearborn  Partners,  LLC  ("Madison  Dearborn"),   which  is  a  private  equity
investment  firm based in Chicago,  Illinois.  The investor group led by Madison
Dearborn includes affiliates of Merrill Lynch & Co.

Ms.  Phyllis  G.  Thomas,  CFA,  is  primarily  responsible  for the  day-to-day management of NWQ's allocated portion of the Fund's  portfolio.  Ms. Thomas is a
Managing  Director and Portfolio Manager of NWQ and has been with the firm since
1990. Ms. Thomas has managed NWQ's allocated  portion of the Fund's assets since
June 2006. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

Through an analyst-driven,  value-oriented  process,  NWQ invests in undervalued companies that it believes possess catalysts to improve profitability.  NWQ uses a bottom-up  research  approach  to identify  companies  that NWQ  believes  are undervalued in industries with positive or improving  fundamentals.  The process seeks to  identify  companies  where  catalysts  exist that may unlock  value or improve  profitability.  These catalysts may include new  management,  improving
fundamentals,   renewed  management  focus,  industry   consolidation,   company
restructuring,   and  excessive  pessimism.   In  addition,  a  broad  range  of
quantitative   value  factors  is  evaluated,   such  as   price-to-cash   flow,
price-to-book, price-to-earnings, and quality of earnings.

NWQ  invests  in  intrinsic  value   opportunities  by  applying  a  variety  of
parameters.  Decisions  to  add  positions  to  the  portfolio  are  made  on an
opportunistic   basis,   capitalizing   on   situations   created  by   investor
over-reaction,  misperception,  and short-term  focus. NWQ typically  reduces or
eliminates   positions  in  the  portfolio  in  response  to   deterioration  of
fundamentals  and/or a failure to reach NWQ's proprietary price targets within a reasonable  time period.  NWQ's

                                       41

allocated  portion  of the  portfolio  typically  consists  of 40 to 70  stocks, depending on market conditions.

Wells Capital Management ("WCM"),  located at 5335 S.W. Meadows Road, Suite 290,
Lake Oswego, Oregon 97035, serves as a subadvisor to the Fund. The two portfolio managers  that manage  WCM's  allocated  portion of the Fund's  portfolio,  Dale
Benson and Mark Cooper,  founded Benson Associates ("Benson") in 1997, which was acquired by WCM in 2003. WCM is a subsidiary of Wells Fargo Bank, N.A., which in turn is wholly-owned by Wells Fargo & Company, a publicly-traded corporation.

Messrs.  Benson  and  Cooper  are  jointly  and  primarily  responsible  for the day-to-day  management  of WCM's  allocated  portion  of the  Fund's  portfolio.
Messrs.  Benson and Cooper  are both  Senior  Portfolio  Managers  at WCM.  Each portfolio manager has managed WCM's allocated portion of the Fund's assets since the  Fund's  inception.  The SAI  provides  additional  information  about  each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and the  portfolio  managers'  ownership of securities in the Fund, if any.

Securities Selection

In  managing  its  allocated  portion of the  Fund's  portfolio,  WCM  follows a bottom-up,  value-oriented  investment  strategy.  WCM  seeks  stocks  that have positive cash flows, improving fundamentals, and inexpensive valuations relative to their peers.  WCM seeks relatively  inexpensive  stocks falling into at least one of the following four  categories:  (1) neglected  stocks--stocks  that have been out of favor for an extended period; (2) oversold  stocks--stocks that have been bid down as a result of a market  over-reaction to temporary negative news;
(3)   thematic   stocks--stocks   that  are  likely  to  benefit   from  certain
macroeconomic,  demographic  or cyclical  trends;  and (4)  earnings  turnaround stocks--companies in the early stages of an earnings recovery.

Foreign Equity Fund

MGI Non-US Core Equity Fund

Fund Facts

Investment Objective   Long-term total return, which includes capital
                       appreciation and income

Investment Category    Foreign Equity Fund

Investment Focus       Equity securities of companies in the world's developed
                       and emerging capital markets, excluding
                       the United States

Benchmark              MSCI EAFE(R)Index

Investment Objective

                                       42

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily  in equity  securities  of companies in the world's developed and emerging capital markets,  excluding the United States. The Fund's investments in equity securities may include dividend-paying securities,  common stock and preferred  stock issued by companies of any size, as well as American,
European, and Global Depositary Receipts (together, "Depositary Receipts").

In seeking to achieve the Fund's investment  objective,  the Fund's  subadvisors invest primarily in the equity  securities  (including  Depositary  Receipts) of companies  located outside the United States.  Under normal  circumstances,  the
Fund will invest at least 80% of its net assets (plus  borrowings for investment purposes, if any) in the equity securities of non-U.S.  companies.  (If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.)

While there is no minimum  number of countries  that will be  represented in the
Fund's  portfolio,  the Fund does  intend to  diversify  its  investments  among countries and geographic regions, including a significant portion in the world's emerging  markets.  However,  the Fund may invest a  significant  portion of its assets in one country or region,  if, in the judgment of a subadvisor,  economic and business  conditions  warrant such investments.  To the extent that the Fund invests a  significant  portion  of its  assets in one  country or region at any time,  the  Fund  will  face a  greater  risk of loss due to  factors  adversely affecting  issuers  located in that  single  country or region  than if the Fund always  maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory  agreements, each subadvisor is responsible for the day-to-day portfolio management of one or more  distinct  allocated  portions  of the  Fund's  portfolio,  subject  to the
Advisor's  oversight.  The Fund's subadvisors,  including the portfolio managers that are  responsible  for  managing an allocated  portion of the Fund,  and the subadvisors' investment strategies, are:

AllianceBernstein L.P.  ("AllianceBernstein"),  1345 Avenue of the Americas, New
York, New York 10105, serves as a subadvisor to the Fund. AllianceBernstein is a majority-owned, indirect subsidiary of AXA Financial, Inc., which, in turn, is a wholly-owned subsidiary of the AXA Group. As discussed below,  AllianceBernstein
manages   its   allocated   portions   of  the   Fund's   portfolio   by   using
AllianceBernstein's   International   Large   Cap   Growth   strategy   and  its
International  Value  strategy  in  order  to  identify  attractive   investment
opportunities.

The  allocated   portion  of  the  Fund's   portfolio   that  is  managed  using
AllianceBernstein's International Large Cap Growth strategy is managed by a team made up of the  following  individuals:  Christopher  M.  Toub,  Executive  Vice
President  and  Chief  Executive  Officer  of  AllianceBernstein   Limited,  and
Head-Global/International  Growth Equities.  Mr. Toub has been

                                       43

an Executive Vice President since 1999 and Head of  Global/International  Growth
Equities   since   1998.    Stephen    Beinhacker,    Senior   Vice   President,
Global/International  Large Cap Growth  Portfolio  Manager and Chief  Investment
Officer-Emerging Markets Growth Equities. Mr. Beinhacker joined the firm in 1992 as the firm's director of international  quantitative  stock research and joined the  Global/International  Large Cap Growth team in 1994. James K. Pang,  Senior
Vice President and Global/International  Large Cap Growth Portfolio Manager. Mr.
Pang  joined  the firm in 1996 and  became a member of the  Global/International
Large Cap Growth team in 1998.  Gregory  Eckersley,  Senior Vice  President  and
Senior  Portfolio  Manager.  Mr.  Eckersley  joined the firm in 1991 as a non-US
growth   portfolio   manager   based  in   London.   In  2006,   he  joined  the
Global/International Large Cap Growth team as a senior portfolio manager. Robert
Scheetz,  Senior Vice President and Senior  Portfolio  Manager.  Mr. Scheetz has
been  with  the  firm  since  1996  and  a  senior  portfolio   manager  on  the
International Large Cap Growth team since 2004. Stephen Tong, Associate Director of Global Growth Research and co-Team Leader,  Japan Growth. Mr. Tong joined the firm 1998 as a research analyst, became the Japan Growth team leader in 2005 and joined the International Large Cap Growth team in 2007.

The  allocated   portion  of  the  Fund's   portfolio   that  is  managed  using
AllianceBernstein's International Value strategy is managed by a team made up of the following individuals:  Sharon E. Fay, Chief Investment Officer-Global Value
Equities. Ms. Fay has been with the firm for eighteen years. Kevin F. Simms. Mr.
Simms has been with the firm for fifteen years, and has been Co-Chief Investment
Officer-International  Value Equities since 2003 and Director of Research-Global
Value  Equities  since 2000.  Henry S. D'Auria.  Mr. D'Auria has served as Chief
Investment  Officer-Emerging  Markets  Value  Equities  since 2002 and  Co-Chief
Investment Officer-International Value Equities since 2003. Prior to his current
position,  Mr.  D'Auria  managed   AllianceBernstein's   global  value  research
department from 1998 to 2002.  Giulio Martini.  Mr. Martini is Chief  Investment
Officer-Currency & Quantitative  Strategies,  a position he has held since 2005.
Prior to that, Mr. Martini was Chief International Economist with responsibility for  currency  strategies  and Senior  Portfolio  Manager  on the  Global  Value
Investment Policy Group since 1992. Takeo Aso, Director of Research-Japan  Value
Equities.  Mr.  Aso has been  with the firm for ten  years.  Marilyn  G.  Fedak,
Executive Vice President,  Head-Bernstein  Global Value Equities  business,  and
Co-Chief  Investment  Officer-US  Value Equities.  Ms. Fedak has served as Chief
Investment  Officer-US  Value Equities since 1993.  Mark R. Gordon,  Director of
Global Quantitative  Research. Mr. Gordon has been with the firm for twenty-four years. Avi Lavi, Chief  Investment  Officer-UK and European Value Equities.  Mr.
Lavi  has  been  with  the  firm for  eleven  years.  John P.  Mahedy,  Co-Chief
Investment  Officer-US Value Equities,  Director of Research-US  Value Equities.
Mr.  Mahedy has been with the firm for twelve  years.  Roy  Maslen,  Director of
Research for the  Australian  Value Equities team and a member of the Australian
Value  Investment  Policy Group.  Prior to joining the firm in 2003,  Mr. Maslen worked for seven years as a consultant with McKinsey & Company.  Katsuaki Ogata,
Chief Investment  Officer-Japan Value Equities. Mr. Ogata has been with the firm
for  eleven  years.   Stuart  Rae,  Senior  Vice  President,   Chief  Investment
Officer-Pacific  Basin Value Equities.  Mr. Rae has been with the firm for eight years.  Patrick Rudden,  Senior Portfolio  Manager,  Head of Global  Diversified
Value  Equities.  Mr.  Rudden has been with the firm for six  years.  Jeffrey W.
Singer, Chief Investment  Officer-Canadian  Value Equities.  Mr. Singer has been with the firm for fifteen  years.  Sammy Suzuki,  Director of  Research-Canadian
Value  Equities.  Mr.  Suzuki has been with the firm for  thirteen  years.  John
Townsend,  Director of Research-UK & Euro Value Equities.  Mr. Townsend has been with the

                                       44

firm for ten years.  David Yuen,  Director of  Research-Emerging  Markets  Value
Equities. Mr. Yuen has been with the firm for nine years.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

AllianceBernstein's  International  Large Cap Growth  strategy  uses a bottom-up security selection process in an effort to identify companies with strong growth characteristics at reasonable prices.  AllianceBernstein  seeks to hold a fairly concentrated  number  of  securities  in the  portfolio,  with a focus  on large capitalization  companies  that enjoy  dominant  positions  in their  respective industries.

AllianceBernstein's  International  Value strategy  focuses on the  relationship between a  security's  current  price and the  security's  future  earnings  and dividend-paying  capability, and seeks to purchase securities that are mispriced relative  to  the  securities'  true  values.  AllianceBernstein  believes  that short-term  thinking can create distortions  between the price of a security and its intrinsic value or long-term earnings prospects.  AllianceBernstein attempts to capitalize on resultant  mispricings through bottom-up,  fundamental research and a disciplined  valuation  process to  distinguish  those  companies that are undergoing  temporary  stress from those  companies that warrant their depressed
valuations.   AllianceBernstein   emphasizes   bottom-up   security   selection,
controlled country and sector allocations, and active currency management.

In managing its allocated  portions of the Fund's  portfolio,  AllianceBernstein
generally  does  not  maintain  explicit   constraints  on  country  and  sector
weightings in the portfolio,  and as a result,  industry and country exposure is mainly a by-product of AllianceBernstein's security selection processes.

Grantham,  Mayo,  Van  Otterloo & Co. LLC  ("GMO"),  located at 40 Rowes  Wharf,
Boston, Massachusetts 02110, serves as a subadvisor to the Fund. GMO was founded in 1977 and is wholly-owned by its professionals.

Day-to-day  management of the Fund is the responsibility of GMO's  International
Quantitative   Division   (the   "Division").   The   Division's   members  work
collaboratively  to manage GMO's allocated portion of the Fund's portfolio,  and no one person is primarily  responsible  for day-to-day  management of the Fund.
Dr. Thomas Hancock,  a senior member of the Division,  allocates  responsibility for GMO's allocated  portion of the Fund's  portfolio to various team members of the  Division,  oversees  the  implementation  of  trades on behalf of the Fund, reviews the overall  composition of the portfolio,  and monitors cash flows.  At
GMO,  Dr.   Hancock  is  responsible   for  the  portfolio   management  of  all
international developed market and global quantitative equities portfolios.  Dr.
Hancock joined GMO in 1995. The SAI provides  additional  information  about the portfolio  manager's  compensation,  other  accounts  managed  by the  portfolio manager,  and the  portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

                                       45

GMO  generally  manages  its  allocated  portion of the Fund's  portfolio  using
fundamental   investment   principles  and  quantitative   applications.   GMO's
quantitative  approach  focuses  primarily on  valuation,  but also  includes an element that focuses on stock price momentum as an indicator of market sentiment and trends in company fundamentals.

In  constructing  its  allocated  portion  of the  Fund's  portfolio,  GMO  uses quantitative models to select stocks from a universe that contains stocks issued by companies from developed countries. GMO's screening process seeks to identify the most  attractive  stocks  within each  geographic  region.  The  universe is screened according to three models: Quality Adjusted Value, Intrinsic Value, and
Momentum.  Stocks also are analyzed taking into account factors such as country, sector, and currency exposure.

For each discipline,  GMO constructs a target portfolio from the most attractive decile of stocks within each geographic  region.  This target  portfolio is then fine-tuned through portfolio optimization, which integrates top down country and currency  forecasts  to  tilt  the  portfolio.  The  optimization  process  also
integrates  additional  risk  controls  on  countries,  currencies,   individual
positions, industry sectors, and other factors.

The factors  considered  and models  used by GMO may change over time.  In using these models to construct its portfolio,  GMO seeks to produce a  style-balanced portfolio,  although stock selection  normally  reflects a slight bias for value stocks over growth stocks.

Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York
10112-6300,  serves  as a  subadvisor  to the  Fund.  Lazard  is a  wholly-owned subsidiary of Lazard  Freres & Co. LLC.  Lazard Freres & Co. LLC has one member,
Lazard Group LLC, a Delaware limited  liability  company.  Units of Lazard Group
LLC are held by Lazard Ltd., a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

Lazard's  allocated  portion of the Fund's portfolio is managed on a team basis.
John R.  Reinsberg,  James M. Donald,  CFA,  Rohit Chopra,  and Erik McKee,  are
responsible for the day-to-day  management of Lazard's  allocated portion of the
Fund's portfolio.  As Deputy Chairman of Lazard Asset Management,  Mr. Reinsberg
ultimately is  responsible  for  overseeing  Lazard's  allocated  portion of the
Fund's  portfolio.  Mr.  Reinsberg is responsible for  international  and global strategies.  Mr.  Reinsberg  joined  Lazard  in  1992  and  is a  member  of the international  equity,  international equity select and international  strategic equity teams. Mr. Donald, a Managing  Director of Lazard,  joined Lazard in 1996 and is a portfolio  manager on the emerging  markets equity team. Mr. Chopra,  a
Senior  Vice  President  of  Lazard,  joined  Lazard in 1999 and is a  portfolio manager/analyst  on the emerging  markets equity team,  focusing on consumer and telecommunications  research and analysis. Mr. McKee, a Senior Vice President of
Lazard,  joined  Lazard in 1999 and is a portfolio  manager/analyst  on Lazard's emerging markets equity team, focusing on the materials and industrials sectors.
The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund, if any.

                                       46

Securities Selection

In managing its allocated  portion of the Fund's  portfolio,  Lazard  utilizes a bottom-up  research  approach  that  seeks to  identify  financially  productive companies that are, in Lazard's view, inexpensively valued. Lazard begins with a universe of emerging markets companies within a certain capitalization range. By using a screening process,  Lazard seeks to eliminate  companies with accounting irregularities  from  the  universe  of  potential  investments.  The  portfolio management team then analyzes the remaining  companies'  financial statements in an effort to identify companies that are undervalued relative to other companies in their industries.  The final step in Lazard's securities selection process is fundamental analysis,  where sustainability of returns,  company catalysts,  and management's incentive and ability to effectively use capital are projected over a three-year time horizon.  The resulting  securities are assigned initial price targets and ranked  within  their  industries  based on  expected  appreciation.
Political, macroeconomic, portfolio, and corporate governance risk are assessed, and each security's  initial price target is adjusted based on these factors.  A number of factors may cause  Lazard to consider  selling a  particular  security held in the portfolio.  These factors  include,  among other  developments,  the security trading at or near Lazard's  proprietary  price target, a determination by the  portfolio  manager  that the  original  investment  thesis  is no longer applicable, as well as political,  macroeconomic,  or other events. Depending on market  conditions,  Lazard's  allocated  portion of the Fund's  portfolio  will typically consist of between 60 and 90 different securities.

Fixed Income Funds

MGI Core Opportunistic Fixed Income Fund

Fund Facts

Investment Objective   Total return, consisting of both current income
                       and capital appreciation

Investment Category    Fixed Income Fund

Investment Focus       Fixed income securities of U.S. issuers

Benchmark              Lehman Brothers U.S. Aggregate Bond Index

Investment Objective

The investment  objective of the Fund is to provide total return,  consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund's investment  objective of total return, the Fund invests in fixed income securities of U.S.  issuers.  The Fund invests primarily
in  U.S.  dollar-denominated,   investment  grade  bonds,  including  government
securities,  corporate bonds, and mortgage- and

                                       47

asset-backed  securities,  among others.  The Fund also may invest a significant portion  of  its  assets  in  any  combination  of  non-investment  grade  bonds
(sometimes called high yield or junk bonds),  non-U.S. dollar denominated bonds, and bonds  issued by issuers in  emerging  capital  markets.  The Fund's  target duration is that of the Lehman  Brothers U.S.  Aggregate Bond Index.  As of June
30, 2008, the duration of the Index was approximately  4.68 years.  Depending on market  conditions,  the  subadvisors  of the Fund may  manage  their  allocated portions of the Fund's  assets to  maintain a duration  within 20% of the Fund's target duration.  Duration  measures a fixed income security's price sensitivity to interest rates (inverse relationship) by indicating the approximate change in a  fixed  income  security's  price  if  interest  rates  move  up or down in 1%
increments. For example, if interest rates go up by 1%, the price change (due to interest rate  movement) of a fund that has a duration of 4.68 years is expected to decline by 4.68%.

Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

BlackRock Financial  Management,  Inc., a wholly-owned  subsidiary of BlackRock,
Inc., is located at 40 East 52nd Street, New York, New York 10022, and serves as a subadvisor to the Fund.

Scott Amero,  a Managing  Director of BlackRock  since 1990 and Vice Chairman of
BlackRock since 2007, is BlackRock's  Global Chief Investment  Officer for Fixed
Income and co-head of BlackRock's Fixed Income Portfolio Management Group. He is
a member of the Executive,  Operating, and Management Committees and Chairman of
the Fixed Income Investment  Strategy Group that is responsible for global fixed income strategy, asset allocation,  and overall management of client portfolios.
Matthew  Marra,  a Managing  Director of  BlackRock  since 2005,  is a member of
BlackRock's  Fixed  Income  Portfolio  Management  Group.  Mr.  Marra's  primary responsibility  is managing total return  portfolios,  with a sector emphasis on
Treasury and agency securities. Mr. Marra has been a member of BlackRock's fixed income team since 1997.  Andrew J.  Phillips,  a Managing  Director of BlackRock
since 1998,  is Global  Chief  Operating  Officer of  BlackRock's  Fixed  Income
Portfolio  Management  Group.  Mr.  Phillips  is also a member  of the  mortgage securities  team and  previously  served as the lead  sector  specialist  before assuming  his  current  responsibilities.  Mr.  Phillips  has been a  member  of
BlackRock's   fixed  income  team  since  1991.  The  SAI  provides   additional
information about each portfolio manager's compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

                                       48

Securities Selection

In managing  its  allocated  portion of the Fund,  BlackRock  employs a relative value strategy to determine the tradeoff between risk and return. Relative value assessment is applied to sector,  sub-sector,  and individual security selection decisions.  BlackRock's  philosophy emphasizes research and analysis of specific sectors and  securities,  along with the risks  associated with the fixed income markets  including  interest rate risk, yield curve risk, cash flow risk, credit risk,  and  liquidity  risk.  Securities  are  purchased  for the Fund  when the management team determines that they have the potential for above-average  total return.  BlackRock  uses its own  proprietary  research  and  models to  analyze
securities,   and  based  on  this  analysis,   the  Fund  will  typically  hold
approximately 350 to 450 different securities.

MacKay  Shields LLC  ("MacKay"),  9 West 57th Street,  New York,  New York 10019
serves as a subadvisor to the Fund.  MacKay is a wholly-owned  subsidiary of New
York Life Investment  Management Holdings LLC. Day-to-day management of MacKay's allocated  portion of the Fund's portfolio is the  responsibility  of the MacKay
Shields High Yield Active Core  Investment  Team.  Four  portfolio  managers are jointly and  primarily  responsible  for the  day-to-day  management of MacKay's allocated  portion of the Fund's assets:  Dan Roberts,  Ph.D.,  Senior  Managing
Director;  Lou Cohen,  CFA,  Managing  Director;  Michael Kimble,  CFA, Managing
Director;  and Taylor Wagenseil,  Managing Director.  Each portfolio manager has been with MacKay since  October of 2004,  at which time MacKay  acquired  Pareto
Partners'  ("Pareto") high yield investment team. Prior thereto,  each portfolio manager had been an employee of Pareto since 2000.  The SAI provides  additional information about each portfolio manager's compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

The MacKay  Shields  High Yield  Active Core  Investment  Team  consists of four portfolio  managers,  supported by two dedicated  senior credit analysts and two traders  who also  perform  credit  and  quantitative  analysis.  The  portfolio management team follows an investment process that utilizes a bottom-up security selection  strategy,  augmented by  macroeconomic  analysis.  The initial credit screen,  which consists of a multi-factor  progression of both  quantitative and qualitative  characteristics,  is the  most  important  filter,  and  identifies security candidates for further in-depth analysis. Securities also are subjected to a payoff  analysis,  seeking to  identify  those  bonds  within  the  capital structure  that have the most  attractive  profile and to  eliminate  bonds with inferior return prospects relative to the risk of loss. The portfolio management
team  also  utilizes  extensive  proprietary   fundamental  credit  analysis  to
determine  the  creditworthiness  of each company and  evaluates  each bond on a relative value basis.

Pacific  Investment  Management  Company LLC  ("PIMCO"),  located at 840 Newport
Center Drive, Suite 100, Newport Beach, California 92660, serves as a subadvisor to the Fund. PIMCO is a majority-owned subsidiary of Allianz Global Investors of
America L. P. The lead portfolio  manager for PIMCO's  allocated  portion of the
Fund's  portfolio  is Chris  Dialynas.  Mr.  Dialynas  is a  Managing  Director,
portfolio manager,  and a senior member of PIMCO's investment strategy group. He has  twenty-nine  years of investment  experience  and joined PIMCO in 1980. Mr.
Dialynas  has written  extensively  and  lectured  on the topic of fixed  income investing.  He

                                       49

served on the Editorial  Board of The Journal of Portfolio  Management and was a
member of Fixed Income  Curriculum  Committee of the  Association for Investment
Management  and  Research.  The SAI provides  additional  information  about the portfolio  manager's  compensation,  other  accounts  managed  by the  portfolio manager,  and the  portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

In  managing  its  allocated  portion  of the  Fund's  portfolio  and  selecting securities,  PIMCO  develops an outlook for interest  rates,  currency  exchange rates,  and the  economy;  analyzes  credit  and  call  risks;  and  uses  other securities selection  techniques.  The proportion of the Fund's assets allocated to PIMCO  that  are  committed  to  investment  in  securities  with  particular characteristics  (such as quality,  sector,  interest rate, or maturity) varies, based  on  PIMCO's  outlook  for the U.S.  economy  and the  economies  of other countries in the world, the financial markets, and other factors.

PIMCO  attempts  to  identify  areas of the  bond  market  that are  undervalued relative to the rest of the  market.  PIMCO  identifies  these areas by grouping bonds into sectors, such as money markets, governments,  corporates,  mortgages, asset-backed, and international. PIMCO bases its security selection on bottom-up techniques,  including  sensitivity to volatility,  fundamental credit analysis, and quantitative research. Sophisticated proprietary software and analytics then
assist  in  evaluating   sectors  and  the  structural   integrity  of  specific
securities, as well as pricing specific securities.

PIMCO  utilizes all major  sectors of the bond  market,  and  determines  sector exposures  based  on its  cyclical  outlook  and a  forecast  of  interest  rate volatility.  Once  investment  opportunities  are  identified,  PIMCO will shift assets  among  sectors  depending on changes in relative  valuations  and credit spreads.  When setting portfolio  duration,  PIMCO emphasizes  long-term secular trends and  avoiding  extreme  swings in  duration.  PIMCO  develops a long-term secular outlook for duration,  and fine-tunes the outlook quarterly for cyclical changes.  Portfolio  duration  for  PIMCO's  allocated  portion  of  the  Fund's portfolio typically will be within 30% of the benchmark.

Western  Asset  Management  Company  ("Western"),  located at 385 East  Colorado
Boulevard,  Pasadena,  California  91101,  serves as a  subadvisor  to the Fund.
Western was founded in 1971,  and is a  wholly-owned  subsidiary  of Legg Mason,
Inc.

A team of investment  professionals at Western,  led by Chief Investment Officer
S.  Kenneth  Leech,  Deputy  Chief  Investment  Officer  Stephen A.  Walsh,  and
Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom,  Michael
Buchanan,  and Keith Gardner,  manages Western's allocated portion of the Fund's assets.  Mr.  Leech and Mr.  Walsh  serve as  co-team  leaders  responsible  for day-to-day  strategic  oversight  of Western's  allocated  portion of the Fund's portfolio and for  supervising  the day-to-day  operations of the various sector specialist  teams  dedicated to the  specific  asset  classes.  Mr.  Moody,  Mr.
Eichstaedt,  Mr.  Lindbloom,  and Mr.  Gardner  are  responsible  for  portfolio structure,  including sector allocation,  duration weighting, and term structure decisions.  Messrs.  Leech,  Walsh,  Moody,  and Eichstaedt  have each served as portfolio  managers for Western for over 14 years.  Mr. Lindbloom joined Western

                                       50

in 2006.  Prior to 2006,  Mr.  Lindbloom  was a  managing  director  of  Salomon
Brothers Asset  Management Inc. and a senior portfolio  manager  responsible for managing its mortgage/corporate  group and was associated with Citigroup Inc. or its  predecessor  companies since 1986. Mr. Buchanan has been with Western since
2005. He previously worked as Managing Director, Head of US Credit Products, for
Credit Suisse Asset  Management.  Mr. Gardner  joined Western in 1994.  Prior to
Western,  he worked  for Legg Mason as a  portfolio  manager.  The SAI  provides additional  information  about  each  portfolio  manager's  compensation,  other accounts  managed  by each  portfolio  manager,  and  each  portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

Western's  securities  selection  process is driven by a combination of top-down and bottom-up processes. Senior investment personnel determine duration targets, yield curve  exposures,  and sector  weightings  for all  portfolios  managed by
Western,  including  the  allocated  portion of the Fund  managed by Western.  A senior  portfolio  manager has  responsibility  for ensuring that the securities holdings of all portfolios under the portfolio manager's supervision are in line with  these  top-down  targets.  Sector  specialists,  in  cooperation  with the portfolio manger,  are responsible for individual  security  selection and trade execution which, in the aggregate,  meet these criteria. Using various portfolio characteristics, sector specialists have authority to buy and sell securities on a daily  basis  based  on  relative  value  considerations,  as long as  overall portfolio characteristics remain within the top-down parameters.

Western buys and sells portfolio  securities  based on fundamental  analysis and
Western's  opinion of value in each sector with the intent to minimize  exposure to sectors  that  Western  believes  are fully or over  valued,  and to maximize exposure to sectors that  Western  believes are  undervalued.  Western  seeks to identify  specific  securities  that are undervalued or mispriced due to unusual characteristics,  such as  merger-related  issuance,  floating  interest  rates, embedded options, hidden underlying assets or credit backing, or changing credit qualities.  Western sells portfolio securities based on the realization of total
return  or  spread  targets,   significant   change  in  macro/micro   analysis,
deterioration   in   industry   conditions,   shift  in   management   strategy,
deterioration in credit fundamentals, and relative value considerations. Western also may sell portfolio securities for reasons such as securing gains,  limiting losses, and redeploying assets to other investment opportunities.

MGI US Short Maturity Fixed Income Fund

Fund Facts

Investment Objective     Safety of principal and a moderate level of income

Investment Category      Fixed Income Fund

Investment Focus         Fixed income securities of small U.S. issuers

Benchmark                Lehman Brothers Government/Credit 1-3 Year Bond Index

                                       51

Investment Objective

The  investment  objective of the Fund is to provide  safety of principal  and a moderate level of income.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund's investment objective, the Fund invests in fixed
income  securities  of  U.S.  issuers.   The  Fund  invests  primarily  in  U.S.
dollar-denominated,  investment grade bonds,  including  government  securities, corporate bonds,  and mortgage and asset backed  securities,  among others.  The
Fund's portfolio will typically have a duration of one to three years.  Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to  maturity.  Duration is the  magnitude of the change in price of a bond relative to a given change in the market interest rate. Generally,  the price of a bond with a shorter  duration  will be less  sensitive  to changes in interest rates than the price of a bond with a longer duration.

Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment purposes,  if any) in fixed income securities of
U.S. issuers.  If the Fund changes this investment  policy, the Fund will notify shareholders at least 60 days in advance of the change.

The Subadvisor

Aberdeen  Asset  Management,  Inc.  ("AAMI"),  located  at 1735  Market  Street,
Philadelphia,  Pennsylvania 19103, serves as the subadvisor to the Fund. AAMI is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen"),
and  was  incorporated  in  1993.  AAMI  provides   investment   management  and
administrative  services to U.S. and Canadian registered investment companies, a variety of private funds, as well as a diverse range of  institutional  clients.
Aberdeen is a United Kingdom  corporation that is the parent company of an asset management group that manages assets for pension funds, financial  institutions, investment trusts, unit trusts, U.S. registered investment  companies,  offshore funds,  charities,  and private clients. The individuals identified below as the
Fund's  portfolio  managers have been  managing  U.S.  fixed income assets since
1979.

AAMI  manages the Fund using a team  approach.  The  following  individuals  are jointly and primarily  responsible  for the day-to-day  management of the Fund's portfolio:

     Gary W.  Bartlett,  CFA.  Mr.  Bartlett  has served as the Chief  Executive
     Officer  of AAMI since 2005 and Global  Head of Fixed  Income  since  2008;
     prior thereto,  he was a Managing Director and the Chief Investment Officer
     of Deutsche  Investment  Management  Americas ("DIMA"),  which he joined in
     1992.

     Warren A.  Davis.  Mr.  Davis has been a Senior  Portfolio  Manager of AAMI since 2005;  prior thereto,  he was a Managing  Director of DIMA,  which he joined in 1995.

     Thomas J. Flaherty.  Mr.  Flaherty has been a Senior  Portfolio  Manager of
     AAMI since 2005; prior thereto,  he was a Managing  Director of DIMA, which he joined in 1995.

                                       52

     J.  Christopher  Gagnier.  Mr.  Gagnier has been Head of U.S.  Fixed Income since  2008  and a Senior  Portfolio  Manager  of AAMI  since  2005;  prior thereto, he was a Managing Director of DIMA, which he joined in 1997.

     William T. Lissenden.  Mr.  Lissenden has been a Portfolio  Manager of AAMI since 2005;  prior thereto,  he was a Director of DIMA,  which he joined in
     2002.  From 2000 to 2002, Mr.  Lissenden was a fixed income  strategist and director of research at Conseco Capital Management.

     Daniel R. Taylor,  CFA. Mr. Taylor has been a Senior  Portfolio  Manager of
     AAMI since 2005; prior thereto,  he was a Managing  Director of DIMA, which he joined in 1998.

     Timothy C. Vile. Mr. Vile has been a Senior Portfolio Manager of AAMI since
     2005; prior thereto, he was a Managing Director of DIMA, which he joined in
     1991.

Each  portfolio  manager  has  managed  the Fund  since its  inception.  The SAI provides  additional  information about each portfolio  manager's  compensation, other accounts managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

AAMI  approaches  fixed  income  management  from a  bottom-up,  relative  value perspective,  seeking to  identify  bonds that are  priced  inefficiently.  AAMI believes that interest rate  forecasts are unreliable and strives to maintain an average  portfolio  duration that is equal to that of the benchmark,  the Lehman
Brothers Government/Credit 1-3 Year Bond Index. An intrinsic value is calculated for each bond, based on analysis by AAMI of the issue's credit worthiness,  cash flow, and liquidity.

The investment process is driven by security selection. AAMI analyzes the market to identify  bonds that are  considered  to be  undervalued.  AAMI  determines a target  price for each bond,  and  purchases  those  bonds  that,  in the firm's judgment,  are  undervalued  when compared  with the market  price.  If a bond's intrinsic  value is lower than the current market yield,  the bond is considered for purchase.  When a bond's market yield  approaches its intrinsic  value,  the bond is considered for sale.

Additional Risks

All investment  securities are subject to inherent market risks and fluctuations in value due to earnings,  economic, and political conditions and other factors.
These risks  could  adversely  affect the net asset value and total  return of a
Fund, the value of a Fund's  investments,  and your investment in a Fund. Please see "Principal  Risks" in the "Summary of the Funds" earlier in this  prospectus for a description of the principal risks of investing in the Funds.

The following are  descriptions  of the secondary risks of some of the Funds, as indicated  below.  Risks  with  an  asterisk  ("*")  are  further  described  in
"Principal Risks":

Convertible  Securities  The domestic  equity Funds,  the MGI
Risk                     Non-US Core Equity Fund, and the MGI Core Opportunistic
                         Fixed Income Fund

                                       53

                         may invest in convertible securities (preferred  stocks,
                         debt instruments, and other securities convertible into
                         common  stocks) that may offer  higher  income than the
                         common stocks into which the convertible securities are
                         convertible   or   exchangeable.    While   convertible
                         securities    generally   offer   lower   yields   than
                         non-convertible debt securities of similar quality, the
                         prices of convertible securities may reflect changes in
                         the values of the  underlying  common stocks into which
                         such debt securities are  convertible or  exchangeable.
                         As a general rule,  convertible  securities entail less
                         risk   than  an   issuer's   common   stock,   although
                         convertible  securities usually have less potential for
                         appreciation in value than common stock.

Counterparty Risk        The risk that the issuer or guarantor of a
                         fixed   income   security,   the   counterparty   to  a
                         derivatives   contract,  or  a  borrower  of  a  Fund's
                         securities  will be  unwilling or unable to make timely
                         principal,   interest,   or  settlement  payments,   or
                         otherwise to honor its obligations.

Derivatives  Risk*       The Funds  may  engage  in a variety  of
                         transactions  involving  derivatives,  such as futures,
                         options, warrants, and swap contracts.  Derivatives are
                         financial instruments, the value of which depends upon,
                         or is derived from, the value of something  else,  such
                         as  one  or  more  underlying  investments,   pools  of
                         investments, indexes, or currencies.

                         Derivatives involve special risks and may result in
                         losses. The successful use of derivatives depends on the
                         ability of a subadvisor  to manage these  sophisticated
                         instruments.

Emerging  Markets        The MGI Non-US Core Equity Fund may invest
Investments Risk*        in emerging markets securities.  The prices of emerging
                         markets securities may be more volatile than the prices
                         of other foreign investments,  and investments in these
                         securities may present a greater risk of loss.

Foreign  Investments     The  domestic  equity  Funds may
Risk*                    invest  in  securities  of  non-U.S.   issuers  and  in
                         Depositary Receipts of non-U.S. companies. Investing in
                         foreign  securities,   including  Depositary  Receipts,
                         typically  involves  more risks than  investing in U.S.
                         securities.  These risks can increase the potential for
                         losses in the Funds and affect their  respective  share
                         prices.  Generally,  securities of many foreign issuers
                         may be  less  liquid,  and  their  prices  may be  more
                         volatile,   than  the  securities  of  comparable  U.S.
                         issuers.

                                       54

 High Yield  Securities  Securities rated "BB" or below
 Risk*                   by S&P or "Ba" or below by  Moody's  are known as "high
                         yield" securities and are commonly referred to as "junk
                         bonds".  These securities  involve greater risk of loss
                         due  to  credit  deterioration  and  are  less  liquid,
                         especially  during  periods of economic  uncertainty or
                         change,    than   higher   quality   debt   securities.
                         Lower-rated  debt  securities  generally  have a higher
                         risk that the issuer of the  security  may  default and
                         not make required payments of interest or principal.

Mortgage-Backed  and     The fixed  income  Funds may  invest in
Asset-Backed Securities  mortgage-backed     and    asset-backed     securities.
Risk                     Mortgage-backed  securities are securities representing
                         interests in pools of mortgage loans.  These securities
                         generally  provide holders with payments  consisting of
                         both  interest and  principal  as the  mortgages in the
                         underlying  mortgage  pools are paid off. When interest
                         rates fall,  borrowers may refinance or otherwise repay
                         principal on their  mortgages  earlier than  scheduled.
                         When this  happens,  certain  types of  mortgage-backed
                         securities   will  be  paid  off  more   quickly   than
                         originally  anticipated,  and a Fund may be  forced  to
                         reinvest  in  obligations  with lower  yields  than the
                         original obligations.

                         Asset-backed   securities   are  securities  for  which
                         the payments of interest and/or principal are backed by
                         loans,  leases,  and  other  receivables.  Asset-backed
                         securities  are  subject  to many of the same  types of
                         risks  as  mortgage-backed   securities.  In  addition,
                         issuers of  asset-backed  securities  may have  limited
                         ability  to  enforce  the  security   interest  in  the
                         underlying assets, and credit enhancements  provided to
                         support the  securities,  if any, may be  inadequate to
                         protect investors in the event of default.

Securities  Lending      The  Funds  may  lend  their  portfolio
                         securities.  Securities  will  be  loaned  pursuant  to
                         agreements  requiring  that the  loans be  continuously
                         secured  by   collateral  in  cash,   short-term   debt
                         obligations, government obligations, or bank guarantees
                         at  least   equal  to  the  values  of  the   portfolio
                         securities  subject  to the  loans.  The Funds bear the
                         risk of loss in connection  with the  investment of any
                         cash  collateral  received  from the borrowers of their
                         securities.

Small and Medium         The MGI US Large Cap Growth Equity Fund and
Capitalization Stock     the MGI US Large Cap Value  Equity  Fund may  invest in
Risk*                    securities   of   small   and   medium   capitalization
                         companies.  These  securities  may be  subject  to more
                         abrupt or erratic

                                       55

                         movements than securities of larger companies, may have
                         limited  marketability,  and  may be less  liquid  than
                         securities with larger capitalizations.

Value Stock Risk*        The MGI Non-US Core Equity Fund may invest
                         in value  stocks.  A  particular  value  stock  may not
                         increase in price,  as anticipated  by the  subadvisor.
                         Also,  cyclical  stocks  tend to increase in value more
                         quickly  during  economic  upturns  than   non-cyclical
                         stocks,  but  cyclical  stocks  also tend to lose value
                         more quickly in economic downturns.

Cash and Short-Term Investments

Although each Fund generally expects to be fully invested in accordance with its investment  strategies as described in this prospectus,  the Funds may also hold cash and short-term  instruments for temporary or defensive purposes,  including in  anticipation  of  redemptions  or prior to  investment of deposits and other proceeds in accordance with the Funds' investment  objectives and policies.  The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term  fixed-income  securities (such as securities issued or  guaranteed  by the U.S.  government  or its agencies or  instrumentalities), money market mutual funds, repurchase agreements,  certificates of deposit, time deposits and bankers'  acceptances of certain qualified financial  institutions, corporate commercial paper, and master demand notes.

When a Fund takes  temporary  defensive  positions by increasing its holdings in cash,  money market  instruments,  or  repurchase  agreements,  the Fund may not participate  in market  advances  or  declines  to the same extent that the Fund would if it remained more fully invested in portfolio  securities.  In addition, the Fund might not achieve its investment objective.

The Funds also may invest in futures  contracts  and pools of futures  contracts that are  intended to provide a Fund with  exposure to certain  markets or asset classes.  From time to time,  the  Funds  also may hold  short-term  instruments denominated in currencies other than the U.S. dollar.

Additional Information

Commodity Pool Operator  Exemption.  The Trust has claimed an exclusion from the definition of the term "commodity  pool operator"  under the Commodity  Exchange
Act (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their  portfolio  securities.  A description of these policies and procedures is available in the SAI.

                                       56

Who Manages the Funds

Investment Advisor and the Subadvisors

Mercer Global Investments,  Inc. (the "Advisor"), a Delaware corporation located at 200 Clarendon Street,  Boston,  Massachusetts 02116, serves as the investment advisor to the Funds.  The Advisor is an indirect,  wholly-owned  subsidiary  of
Marsh & McLennan  Companies,  Inc. The Advisor is  registered  as an  investment advisor  with  the  SEC.  The  Advisor  is an  affiliate  of  Mercer  Investment
Consulting,  Inc.  ("Mercer  IC"),  an investment  consultant  with more than 32 years' experience  reviewing,  rating, and recommending  investment managers for institutional clients.

The Advisor has overall  supervisory  responsibility  for the general management and investment of each Fund's securities  portfolio,  and, subject to review and approval  by the Board of  Trustees  of the Trust  (the  "Board"):  (i) sets the
Funds' overall investment  strategies;  (ii) evaluates,  selects, and recommends subadvisors to manage all or part of the Funds' assets;  (iii) when appropriate, allocates and reallocates the Funds' assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors,  including the subadvisors' compliance with the investment objectives, policies, and restrictions of the Funds; and (v)
implements  procedures  to ensure  that the  subadvisors  comply with the Funds'
investment objectives, policies, and restrictions.

When identifying  possible  subadvisors,  the Advisor typically (but not always)
begins  with a universe  of  investment  managers  rated  highly by the  Manager
Research Group of Mercer IC (the "Mercer Research  Group").  The Mercer Research
Group  evaluates  each  investment  manager  based  upon both  quantitative  and qualitative  factors,  including:  an  assessment of the strength of the overall investment  management  organization;  the  people  involved  in the  investment process;  the appropriateness of the investment product and its composites;  and an analysis of the  investment  manager's  investment  philosophy  and  process, risk-adjusted performance,  consistency of performance,  and the style purity of the product.  The Advisor's portfolio  management team reviews each manager that is highly  rated by the  Mercer  Research  Group,  and  creates a short list for further analysis.  Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and  characteristics  of the  securities  held in the  portfolio.  The Advisor's portfolio  management  team then  conducts  off-site  and on-site due  diligence visits  to  meet  the  subadvisors'  portfolio  management  teams.  The  list of candidates is further narrowed,  and each potential  subadvisor,  in combination with the existing subadvisor(s) of the portfolio,  is analyzed using proprietary tools. The most compatible subadvisor candidates are then put through an on-site compliance  review  conducted by the  Advisor's  compliance  staff.  Results are shared  with the  Advisor's  portfolio  management  team,  after which the final selection of the subadvisor is made.

The Advisor also  considers the Mercer  Research  Group's  ratings of investment managers  when  contemplating  the  termination  of a  subadvisor.  Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making  process,  the Advisor's portfolio  management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or  terminating a  subadvisor.  Therefore,  there is a

                                       57

possibility that the Advisor's decision with respect to a particular  subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Funds based on the philosophy and belief that portfolios
that  are  advised  by  appropriately   constructed   combinations  of  quality,
asset-class  specialist investment managers can generally be expected to provide consistent,  above-average performance over time. Denis Larose, CFA, Christopher
A. Ray, CFA, Ian Dillon, Ravi Venkataraman, CFA, and Marcel Larochelle, CFA, are
responsible  for  establishing  the Funds'  overall  investment  strategies  and evaluating and monitoring the subadvisors  managing the Funds.  Mr. Larose,  the
Chief  Investment  Officer of the Advisor,  has over ten years of consulting and investment  advisory  experience.  From 2006 to 2007,  Mr.  Larose was the Chief
Investment  Officer of Mercer Global  Investments  Canada Limited.  From 2004 to
2006, Mr. Larose was the Chief  Investment  Officer of a public service  pension plan located in Ontario,  Canada. Prior to that, Mr. Larose spent seven years at
Mercer  Investment  Consulting  in Toronto,  Canada,  where he acted as a senior consultant to many of the firm's largest clients. Mr. Larose leads the portfolio management  team  and  chairs  the  Investment  Committee,  which  develops  the philosophy  and  establishes  investment  policies for the business.  Mr. Ray, a
Portfolio Manager of the Advisor, has over twenty years of investment management experience.  He  previously  served  as  a  senior  vice  president,  consultant relations manager,  and fixed income portfolio manager with a diversified mutual fund company.  Mr. Dillon is a Principal with Mercer Global  Investments  Canada since 2006. Prior to that, Mr. Dillon held various  investment  positions with a diversified  mutual fund company from 1996 to 2006,  including  serving as Chief
Investment Strategist from 2004 to 2006. Mr. Venkataraman, Head of the Advisor's
U.S.  business,  has over seventeen years of consulting and investment  advisory experience. Prior to his current role, Mr. Venkataraman was the Chief Investment
Officer of the  Advisor.  Prior to that,  Mr.  Venkataraman  led the  investment consulting  practice for Mercer IC in the northeast region of the United States.
Mr. Larochelle,  head of the Americas  Investment  business for Mercer, has over eighteen years of consulting and investment advisory experience. Before assuming his current role,  Mr.  Larochelle  was  President of Mercer Global  Investments
Canada Limited. Prior to that, Mr. Larochelle led Mercer's investment consulting business in Canada and Latin America.

The Funds pay the Advisor  fees for  managing  the Funds'  investments  that are calculated as a percentage of the Funds' assets under management.  The following represents the total advisory fees payable by the Funds:

Funds                                                Investment Advisory Fee*
                                              Assets up to    Assets in excess of
                                              $750 million        $750 million

MGI US Large Cap Growth Equity Fund               0.55%              0.53%
MGI US Large Cap Value Equity Fund                0.53%              0.51%
MGI US Small/Mid Cap Growth Equity Fund           0.90%              0.90%
MGI US Small/Mid Cap Value Equity Fund            0.90%              0.90%
MGI Non-US Core Equity Fund                       0.75%              0.73%
MGI Core Opportunistic Fixed Income Fund          0.35%              0.33%
MGI US Short Maturity Fixed Income Fund           0.25%              0.23%

*    Consists of the total advisory fee payable by the Funds to the Advisor. The
     Advisor is responsible for paying the subadvisory fees.

                                       58

The Trust,  with  respect to each Fund,  and the  Advisor  have  entered  into a written contractual fee waiver and expense reimbursement agreement (the "expense reimbursement  agreement")  pursuant  to which the Advisor has agreed to waive a portion of its fees and/or to reimburse  expenses to the extent that each Fund's expenses  otherwise would exceed the "Net Expenses" rates for the Class S shares of the Fund, as shown in the Annual Fund Operating  Expenses table  contained in the  "Summary  of the  Funds"  in  this  prospectus.  Pursuant  to  the  expense reimbursement  agreement,  the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such  reimbursement  of the Advisor by each Fund will not cause the Fund to exceed any  applicable  expense  limitation  that is in place for the Fund.  The expense  reimbursement  agreement  will remain in effect through March 31, 2009, and will continue in effect from year to year  thereafter  unless  terminated by the Trust or the Advisor.

The  Advisor  has  entered  into   subadvisory   agreements  (the   "Subadvisory
Agreements")  with  the  subadvisors  pursuant  to  which  the  subadvisors  are compensated out of the investment  advisory fees that the Advisor  receives from the Funds.  The current  subadvisors  to the Funds are  identified in "Principal
Investment Strategies and Related Risks" earlier in this prospectus.

A  discussion  regarding  the basis for the Board's  approval of the  investment management agreement with the Advisor and each Subadvisory Agreement (other than the Sub-Advisory Agreements listed below) is available in the Funds' semi-annual report to  shareholders  for the period ended  September  30, 2007. A discussion regarding the basis for the Board's approval of the Subadvisory  Agreements with
GSAM, PIMCO, and Westfield will be available in the Funds' semi-annual report to shareholders  for the period ending  September 30, 2008. A discussion  regarding the basis for the Board's approval of the Subadvisory Agreements with NWQ, Eaton
Vance, and Tygh Capital is available in the Funds' annual report to shareholders for the period ended March 31, 2008.

The Trust and the Advisor  have  obtained  an  exemptive  order (the  "Exemptive
Order") from the SEC that permits the Trust and the Advisor,  subject to certain conditions and approval by the Board, to hire and retain  subadvisors and modify subadvisory  arrangements  without  shareholder  approval.  Under the  Exemptive
Order,  the  Advisor  may act as a manager  of  managers  for all or some of the
Funds, and the Advisor supervises the provision of portfolio management services to those Funds by the subadvisors.  The Exemptive Order allows the Advisor:  (i)
to continue the  employment  of an existing  subadvisor  after events that would otherwise  cause an automatic  termination  of a subadvisory  agreement with the subadvisor;  and (ii) to reallocate  assets among  existing or new  subadvisors.
Within 90 days of retaining new  subadvisors,  the affected  Fund(s) will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the  subadvisors  and recommend their hiring, termination,  and replacement.  The Exemptive Order also relieves the Funds from disclosing  certain fees paid to  non-affiliated  subadvisors in documents filed with the SEC and provided to shareholders.

The SEC has proposed a rule (the "Manager of Managers  Rule") under the 1940 Act that would permit investment companies, such as the Trust, to utilize manager of managers  structures  without exemptive relief. The proposed Manager of Managers
Rule contains  provisions  that are similar to the  conditions  contained in the
Exemptive  Order.  If the  Manager of Managers  Rule is

                                       59

adopted by the SEC, the Trust will operate in accordance  with the Rule,  rather than the Exemptive Order.

Administrative Services

State  Street  Bank and Trust  Company  (the  "Administrator"),  located  at 200
Clarendon Street, Boston, Massachusetts,  is the administrator of the Funds. The
Funds pay the  Administrator  at an annual rate of the Funds'  average daily net assets for  external  administrative  services.  These  external  administrative services include fund accounting,  daily and ongoing maintenance of certain Fund
records,   calculation  of  the  Funds'  net  asset  values  (the  "NAVs"),  and preparation of shareholder reports.

The Advisor  provides certain  internal  administrative  services to the Class S shares  of the  Funds,  for  which the  Advisor  receives  a fee of 0.15% of the average  daily net  assets of the Class S shares of the  Funds.  These  internal
administrative   services  include  attending  to  shareholder   correspondence,
requests and inquiries,  and other  communications with shareholders;  assisting with exchanges and with the  processing of purchases and  redemptions of shares;
preparing  and  disseminating  information  and  documents for use by beneficial shareholders;  and  monitoring and overseeing  non-advisory  relationships  with entities providing services to the Class S shares, including the transfer agent.
From time to time,  payments  may be made to  affiliates  of the  Advisor by the
Funds or the Advisor, out of the Advisor's own resources,  for services provided by those affiliates.

Pricing of Fund Shares

The price of each Fund's  shares is based on its NAV.  The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its  outstanding  shares.  Shares  are only  valued as of the close of regular  trading on the New York Stock  Exchange (the  "Exchange")  each day the
Exchange is open. The Exchange  normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund  values  its  investments  for which  market  quotations  are  readily available at market value.  Each Fund values  short-term  investments  that will mature within 60 days at amortized cost, which  approximates  market value. Each
Fund values all other  investments and assets at their fair value. The Board has delegated its  responsibility  of valuing  portfolio  securities to the Advisor, subject to  continuing  Board  oversight.  The Advisor has appointed a Valuation
Committee that is responsible  for overseeing the day-to-day  process of valuing portfolio  securities.  With  respect to portfolio  securities  for which market quotations  are not readily  available  or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Funds translate prices for their  investments  quoted in foreign  currencies into U.S. dollars at current  exchange rates. As a result,  changes in the value of those  currencies  in  relation  to the U.S.  dollar may affect a Fund's NAV.
Because foreign  markets may be open at different  times than the Exchange,  the value of a Fund's  shares may change on days when  shareholders  are not able to buy or sell them. If events materially  affecting the values of a Fund's foreign investments

                                       60

(in the opinion of the Advisor and the  subadvisors)  occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the  subadvisors to be  unreliable,  these investments  will  be  valued  at  their  fair  value.  The  Funds  may  rely on third-party  pricing  vendors to monitor  for events  materially  affecting  the values of the Funds' foreign  investments during the period between the close of foreign  markets  and the close of regular  trading on the  Exchange.  If events occur that materially affect the values of the Funds' foreign  investments,  the third-party pricing vendors will provide revised values to the Funds.

If market  quotations  are not  readily  available  for a Fund's  investment  in
domestic  securities,   such  as  restricted  securities,   private  placements,
securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid  securities,  these  investments  will be valued at their fair value.  While  fair  value  pricing  may be more  commonly  used with the Funds'
foreign  investments,  fair  value  pricing  also  may  be  used  with  domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using  closing  market  prices.
Also, due to the subjective  nature of fair value pricing,  a Fund's value for a particular security may be different from the last quoted market price.

Class S Shares

This prospectus offers you Class S shares of the Funds. Class S shares generally are available only to persons  making a minimum  $10,000  investment,  including retail  investors and retirement and other  institutional  investors that do not meet the  minimum  investment  requirements  for  investing  in the three  other classes of shares of the Funds  (Class  Y-1,  Class Y-2,  or Class Y-3  shares).
Class S shares do not assess an initial or contingent  deferred sales charge. As discussed below, Class S shares are subject to a 12b-1 fee of 0.25%. In the case of Class S shares,  shareholder  servicing  is  performed  by Mercer  and/or its affiliates,  and the Class S shares pay an internal administrative fee for these services.  The  class of  shares  that is best for you  depends  on a number  of factors,  such as  whether  you are a  retirement  plan or  non-retirement  plan investor,  the amount you intend to invest,  and the level of services  that you desire. Please consult the Advisor, your plan administrator or recordkeeper,  or your financial advisor,  to confirm that Class S shares are most appropriate for you.

Marketing and Shareholder Services (12b-1) Plan

The Funds have adopted a plan of marketing and shareholder  services,  or "12b-1 plan," to finance the provision of certain  marketing  services and  shareholder services  to  owners  of Class S shares  of the  Funds.  The plan  provides  for payments  at annual  rates  (based on average net assets) of up to 0.25% of each
Fund's  Class  S  shares.   These  fees  are  used  to  pay  fees  to  financial
intermediaries,  such as qualified  dealers and  retirement  recordkeepers,  for providing  certain  marketing and shareholder  services.  Because these fees are paid out of the  Funds'  assets or income on an ongoing  basis,  over time these fees will  increase  the cost of your  investment  (reducing  the return of your investment) and may cost you more than paying other types of sales charges.  For investors in defined  contribution  plans administered by Mercer HR Services LLC

                                       61

("Mercer  Services"),  an affiliate of the Advisor that provides  administrative services to retirement plans,  these fees may be paid to Mercer Services.  Also, these fees may be paid to the Advisor,  or to Mercer  Securities,  a division of
MMC  Securities  Corp.,  an affiliate of the Advisor,  in connection  with their providing marketing services for the Class S shares of the Funds.

Purchasing Class S Shares

The Funds sell their  Class S shares at the  offering  price,  which is the NAV.
Class S shares may not be  available  through  certain  financial  advisors  and retirement plan administrators or recordkeepers.

Class S shares may be purchased  through your  financial  advisor or directly by contacting PFPC Inc., the Funds' transfer agent (the "transfer agent"),  located at PO Box  9811,  Providence,  Rhode  Island  02940-8011.  If you are a  defined contribution  retirement plan, Class S shares also may be purchased through your retirement plan  administrator  or  recordkeeper.  Your financial  advisor,  the
Funds' transfer agent or your retirement plan administrator or recordkeeper,  as applicable,  generally must receive your completed buy order before the close of regular  trading  on the  Exchange  for your  shares to be bought at that  day's offering  price.  Your financial  advisor or retirement  plan  administrator  or recordkeeper,  as applicable,  will be responsible  for furnishing all necessary documents to the Funds' transfer  agent,  and may charge you for these services.
If you wish to purchase Class S shares directly from the Funds, you may complete an order form and write a check for the  amount of Class S shares  that you wish to buy, payable to the Trust.  Return the completed form and check to the Funds'
transfer agent.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with  cash,  when  consistent  with the  Fund's  investment  objective  and policies.  Acceptance of such  purchases  will be at the  Advisor's  discretion.
Contact the Advisor for further information.

The Funds may  periodically  close to new  purchases  of  shares.  The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual  funds must  obtain  and verify  information  that  identifies  investors opening new accounts.  If a Fund is unable to collect the required  information, the Fund or its agents may not be able to open a Fund  account.  Investors  must provide their full name, residential or business address, social security or tax identification  number,  and date of birth (as  applicable).  Entities,  such as trusts,  estates,  corporations,  and  partnerships,  must  also  provide  other identifying  information.  The  Funds  or their  agents  may  share  identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying  information after opening an account, the Fund reserves the right to close the account.

Selling Class S Shares

You can sell your Class S shares  back to the Funds on any day the  Exchange  is open,  through  the  Advisor,  your plan  administrator  or  recordkeeper,  your financial advisor or directly to the Funds,

                                       62

depending  upon  through  whom and how you own your Class S shares.  Payment for redemption  may be delayed until a Fund  collects the purchase  price of shares, which may be up to 10 calendar days after the purchase date.

Selling Class S Shares through Your Financial Advisor

Your  financial  advisor  must  receive  your  request to sell Class S shares in proper  form  before the close of regular  trading  on the  Exchange  for you to receive  that  day's  NAV.  Your  financial  advisor  will  be  responsible  for furnishing  all  necessary  documents to the Funds'  transfer  agent on a timely basis and may charge you for his or her services.

Selling Class S Shares Directly to the Funds

The Funds'  transfer  agent must  receive your request to sell Class S shares in proper  form  before the close of regular  trading on the  Exchange  in order to receive that day's NAV.

By mail. Send a letter of instruction  signed by all registered  owners or their legal representatives to the Funds' transfer agent.

By  telephone.  You may use the Funds'  transfer  agent's  telephone  redemption privilege to redeem Class S shares valued at less than $100,000  unless you have notified the Funds'  transfer agent of an address change within the preceding 15 days, in which case other requirements may apply.  Unless you indicate otherwise on the account  application,  the Funds'  transfer  agent will be  authorized to accept redemption instructions received by telephone.

The telephone redemption privilege may be modified or terminated without notice.

Additional Requirements

In certain  situations,  for example, if you sell Class S shares with a value of
$100,000  or more,  the  signatures  of all  registered  owners  or their  legal representatives  must be guaranteed by a bank,  broker-dealer,  or certain other financial institutions.  In addition, the Funds' transfer agent usually requires additional  documents  for  the  sale  of  Class  S  shares  by  a  corporation,
partnership,   agent  or  fiduciary,  or  a  surviving  joint  owner.  For  more information  concerning  the  relevant  signature  guarantee  and  documentation requirements, contact the Funds' transfer agent.

Payments by the Funds

Each Fund  generally  sends you payment for your Class S shares the business day after your  request is  received.  Under  unusual  circumstances,  the Funds may suspend redemptions,  or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Funds

Each Fund  reserves the right to pay  redemptions  "in-kind"  (i.e.,  payment in securities  rather  than  cash) if the value of the Class S shares  that you are redeeming  is large enough to affect a Fund's  operations  (for  example,  if it represents  more than $250,000 or 1% of a Fund's  assets).  In these cases,  you might incur brokerage costs converting the securities to cash.

                                       63

The Funds also reserve the right to close any account if the account value falls below  the  Funds'  minimum  account  level or if you are  deemed  to  engage in activities  that are illegal (such as late trading) or otherwise  believed to be detrimental to the Funds (such as market timing) to the fullest extent permitted by law. The 2.00%  short-term  trading fee will apply to  redemptions  of shares that have been held less than 30 days, including  redemptions  described in this section.

Exchanging Class S Shares

If you want to switch your  investment  from one Fund to another  Fund,  you can exchange  your Class S shares of the Fund for the Class S shares of another Fund at NAV. If you hold your Class S shares through a financial advisor, contact the financial  advisor  regarding the details of how to exchange your shares. If you
hold  your  Class  S  shares  through  a  retirement  plan,   contact  the  plan
administrator or recordkeeper for details of how to exchange your shares. If you hold your Class S shares  directly with the Funds,  contact the Funds'  transfer agent,  and  complete  and  return  an  Exchange  Authorization  Form,  which is available from the transfer agent. A telephone  exchange  privilege is currently available for amounts up to $500,000.  Ask the Advisor,  your financial advisor, your plan  administrator  or  recordkeeper,  or the Funds'  transfer agent for a prospectus of the Funds.

Some Funds may not be available in all states.

The exchange privilege is not intended as a vehicle for short-term  trading.  As described  above,  excessive  exchange  activity may  interfere  with  portfolio management  and have an adverse  effect on all  shareholders.  In order to limit excessive  exchange  activity and otherwise to promote the best interests of the
Funds,  each Fund will  impose a  short-term  trading  fee of 2.00% of the total exchange amount  (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange  privilege, limit the amount or number of exchanges,  or reject any exchange.  The Fund into which you would like to exchange  also may reject your  exchange.  These actions may apply to all shareholders or only to those  shareholders whose exchanges the
Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds.  Consult the Funds, the Advisor,  or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The  Funds,  the  Advisor,  and  MGI  Funds  Distributors,   Inc.,  the  Trust's
distributor (the "Distributor"),  reserve the right to reject any purchase order for any  shares  of any class of the  Funds  for any  reason.  The Funds are not designed to serve as vehicles  for  frequent  trading in response to  short-term fluctuations in the securities markets. Accordingly,  purchases, including those that  are part of  exchange  activity,  that  the  Funds,  the  Advisor,  or the
Distributor  has determined  could involve actual or potential harm to the Funds may be  rejected.  Frequent  trading  of  Fund  shares  may  lead  to  increased transaction  costs  to the  Funds,  less  efficient  management  of  the  Funds'
portfolios (by disrupting portfolio investment strategies), and taxable gains to the  remaining  shareholders,  resulting  in dilution of the value of the shares held by long-

                                       64

term shareholders.  The MGI Non-U.S. Core Equity Fund may be subject to the risk of one form of frequent trading called time-zone  arbitrage,  where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign  markets in which the  Fund's  securities  trade,  and the close of U.S.
markets.  Arbitrage  opportunities  may  also  occur in Funds  that  hold  small capitalization securities (such as the MGI U.S. Small/Mid Cap Growth Equity Fund and MGI U.S.  Small/Mid  Cap  Value  Equity  Fund) or in Funds  that  invest  in thinly-traded  securities (such as high yield  securities,  which may be held by the MGI Core Opportunistic Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following  policies and  procedures  that are designed to restrict  frequent purchases  and  redemptions  of the  Funds'  shares.  Each  Fund  will  impose a short-term  trading fee of 2.00% of the total redemption  amount  (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less.  The  short-term  trading  fee is paid  directly  to the  Funds  and is designed  to offset  brokerage  commissions,  market  impact,  and  other  costs associated with short-term trading. The short-term trading fee will not apply in the following  circumstances:  redemptions  to pay  distributions  or loans from certain defined contribution plans; redemptions for loan repayment;  redemptions from certain omnibus accounts;  redemptions in the event of shareholder death or post-purchase  disability;  redemptions made as part of a systematic  withdrawal plan;  transactions in defined  contribution  plans for which Mercer Services is not the administrator; redemptions by the MGI Collective Trust; and transactions for a discretionary  investment management client of the Advisor when the client has provided the Advisor with  advance  notice of a planned  redemption  and the
Advisor  retains  discretion  to effect the  redemption on behalf of the client.
Furthermore,  exchanges by plan participants in defined  contribution  plans for which Mercer  Services is the  administrator  will be subject to the  short-term trading fee only with respect to shares that were purchased by exchange  (rather than by  contribution).  For  purposes of  determining  whether  the  short-term trading fee  applies,  the shares  that were held the  longest  will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees. Please see the SAI for details.

In addition to the  short-term  trading fee, the Board has adopted the following additional  policies and procedures.  Any shareholder  that is confirmed to have initiated four or more round trips (via exchanges or redemptions),  all equal to or  greater  than  $10,000  in value  within a 180-day  period,  will  receive a warning.  If  subsequent  activity of two or more round trips occurs  within 180 days, the shareholder's  exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do  not  apply  to the  MGI  Collective  Trust  or to  discretionary  investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these  policies and  procedures  will be effective in limiting  frequent  trading in all accounts.  For example,  the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying  shareholders  that occurs  through  omnibus  accounts  maintained by broker-dealers or other financial intermediaries.

As discussed in "Redemptions by the Funds" earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be

                                       65

engaging in illegal  activities (such as late trading) or otherwise  detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions.  Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, each
Fund  generally  pays no  federal  income  tax on the  income and gains the Fund distributes to you.  Income  dividends,  if any, from net investment  income are normally  declared  and paid once each year in December.  Net  realized  capital gains,  if any, are  distributed at least  annually.  A Fund may distribute such income  dividends and capital gains more frequently,  if necessary,  in order to reduce or eliminate  federal  excise or income taxes on the Fund.  The amount of any  distributions  will vary,  and there is no  guarantee  that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are a retail  shareholder  of the Class S shares of a Fund, or an  institutional investor other than a retirement  plan,  you will receive  income  dividends and capital gains distributions in additional Class S shares of the Fund, unless you notify your  investment  professional  or the Fund in writing  that you elect to receive them in cash. Distribution options may be changed by retail shareholders and  institutional  shareholders  (other than  retirement  plans) at any time by requesting a change in writing.  All dividends  and capital gains  distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual  Statements.  Every January,  you will receive a statement that shows the tax status of  distributions  you received the previous  calendar year.  Taxable distributions  declared in December to shareholders of record in such month, but paid in January, are taxable as if the distributions were paid in December.  The
Funds may reclassify income after your tax reporting statement is mailed to you.
Prior to issuing  your  statement,  the Funds  make  every  effort to search for
reclassified   income  to  reduce  the  number  of  corrected  forms  mailed  to shareholders.  However, when necessary, the Funds will send you a corrected Form
1099-DIV to reflect reclassified income information.

Avoid "Buying A Dividend." If you are a taxable investor and invest in the Class
S shares of a Fund shortly before the record date of a taxable distribution, the distribution  will  lower the value of the  Fund's  shares by the  amount of the distribution  and, in effect,  you will receive some of your  investment back in the form of a taxable distribution.

Taxes

Tax  Considerations.  Dividends  and capital gains  distributed  by the Funds to tax-deferred  retirement plan accounts are not taxable currently. In general, if you are a taxable  investor,  Fund  distributions  are  taxable to you at either ordinary  income or capital  gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

                                       66

For  federal  income  tax  purposes,  if  you  are  a  taxable  investor,   Fund
distributions of short-term capital gains are taxable to you as ordinary income.
Fund  distributions  of long-term  capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends  designated by certain of the Funds may be qualified  dividend  income eligible for taxation by  individual  shareholders  at long-term  capital  gains rates,  provided  certain holding period  requirements  are met.  Because income dividends  from  interest  on debt  securities  continue  to be taxed at  higher ordinary  income tax rates,  the  dividends  paid by the MGI Core  Opportunistic
Fixed Income Fund and MGI US Short Maturity Fixed Income Fund generally will not qualify for this favorable tax treatment.

Redemptions and Exchanges.  When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes,  an exchange of your Class S shares of one  Fund  for  Class  S  shares  of a  different  Fund  is the  same as a sale.
Generally,  exchanges  within a  tax-deferred  retirement  plan account will not result in a capital  gain or loss for  federal  or state  income  tax  purposes.
Distributions  taken from a retirement  plan  account,  however,  generally  are taxable as ordinary income.

Back-Up  Withholding.  By law,  if you do not  provide a Fund  with your  proper taxpayer identification number and certain required  certifications,  you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds  from the sale of your  shares.  A Fund also must  withhold  if the IRS instructs the Fund to do so. When  withholding  is required,  the amount will be
28% of any distributions or proceeds paid.

Other. If you are a taxable investor, Fund distributions and gains from the sale of your Fund shares  generally are subject to state and local taxes. Any foreign taxes  that a Fund pays on its  investments  may be passed  through  to you as a foreign tax credit.  Non-U.S.  investors may be subject to U.S. withholding at a
30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S.
tax certification requirements to avoid back-up withholding and claim any treaty benefits.

Income  received by a Fund from certain  equity  interests  in mortgage  pooling vehicles is treated as "excess inclusion  income." A Fund may derive such income either  directly or through an  investment in a  U.S.-qualified  REIT that holds such interests or qualifies as a taxable  mortgage  pool.  The rules  concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting  further guidance from the IRS on how these rules are to be implemented.  Shareholders should talk to their tax advisors about whether an  investment  in a Fund is a  suitable  investment  given  the  potential  tax consequences of the Fund's receipt and distribution of excess inclusion income.

This  discussion  is not  intended  to be  used  as  tax  advice.  Because  each investor's  tax situation is unique,  you should  consult your tax  professional about  federal,  state,  local,  or foreign tax  consequences  before  making an investment in a Fund.

Financial Highlights

The Financial  Highlights  table is meant to help you  understand  the financial performance  of each  Fund  since  the  Fund's  inception.  Certain  information reflects  financial  results for a single Fund

                                       67

share.  The total  returns in the table  represent  the rate that you would have earned  (or  lost) on an  investment  in a Fund,  assuming  reinvestment  of all dividends and  distributions.  This  information  has been audited by Deloitte &
Touche LLP, an Independent  Registered  Public  Accounting  Firm,  whose report, along with each Fund's financial statements,  are included in the Trust's annual report, which is incorporated by reference and available upon request.

Class S shares of the Funds had not commenced  operations as of the date of this prospectus,  and  financial  highlights  are not yet  available  for the Class S shares.  Financial highlights for the Class Y-3 shares of each Fund are shown to provide investors with financial  information about the Fund. The returns of the
Class S shares  would  have been  substantially  similar;  however,  the Class S shares are subject to a 12b-1 fee,  while the Class Y-3 shares are not.  Had the
Class S shares of the Funds  been  operational  during  the  period  shown,  the dividend  distributions  (if any) and  investment  performance  would  have been lower.

                                       68

MGI US Large Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                              ------------------------------------------------------
                                                                                    Class Y-3

                                                              ----------------- ------------------ ------------------
                                                                 Year ended        Year ended        Period ended
                                                                  03/31/08          03/31/07          03/31/06(a)

Net asset value at beginning of period                             $10.54         $ 10.58            $ 10.00
                                                                    -----           -----              -----
Net investment income+                                               0.03            0.04                0.02
Net realized and unrealized gain (loss) on investments              (0.06)           0.09                0.62
                                                                    -----            ----                ----
Total from investment operations                                    (0.03)           0.13                0.64
                                                                    ------           ----                ----
Less dividends and distributions:

  From net investment income                                        (0.03)          (0.02)             (0.01)
  From net realized gain on investments                             (0.28)          (0.15)             (0.05)
                                                                    ------          ------             ------
Total dividends and distributions                                   (0.31)          (0.17)             (0.06)
                                                                    ------          ------             ------
Net asset value at end of period                                   $ 10.20         $ 10.54            $ 10.58
                                                                   =======         =======            =======
Total investment return(b)                                          (0.55)%           1.28%              6.35%**

Ratios / Supplemental Data:
  Net investment income to average net assets                         0.25%           0.40%              0.34%*
  Net expenses to average daily net assets                            0.57%           0.57%              0.55%*
  Total expenses (before reimbursements) to average daily             0.68%           0.75%              0.90%*
  net assets
Portfolio turnover rate                                                129%             77%                63%**
Net assets at end of period (in 000's)                            $381,775       $ 308,879           $190,991

-------------------------------------------------------------

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**  Not annualized.

                                       69

MGI US Large Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                              ------------------------------------------------------
                                                                                    Class Y-3
                                                              -------------------------------------------------------

                                                                Year ended         Year ended        Period ended
                                                                 03/31/08           03/31/07          03/31/06(a)

Net asset value at beginning of period                             $ 11.77         $ 10.82            $ 10.00
                                                                   -------         -------            -------
Net investment income+                                               0.20             0.19               0.11
Net realized and unrealized gain (loss) on investments              (1.77)            1.10               0.79
                                                                    ------            ----               -----
Total from investment operations                                    (1.57)            1.29               0.90
                                                                    ------            ----               -----
Less dividends and distributions:

  From net investment income                                        (0.16)          (0.14)             (0.03)
  From net realized gain on investments                             (0.65)          (0.20)             (0.05)
                                                                    ------          ------             -----
Total dividends and distributions                                   (0.81)          (0.34)             (0.08)
                                                                    ------          ------             ------
Net asset value at end of period                                     $9.39          $11.77             $10.82
                                                                     =====          ======             ======
Total investment return(b)                                         (13.95)%          11.98%              9.03%**

Ratios / Supplemental Data:
  Net investment income to average net assets                         1.76%               1.67%            1.66%*
  Net expenses to average daily net assets                            0.55%               0.55%            0.53%*
  Total expenses (before reimbursements) to average daily             0.67%               0.72%            0.88%*
  net assets
Portfolio turnover rate                                                132%                 67%            22%**
Net assets at end of period (in 000's)                            $376,226            $314,038          $196,799

-------------------------------------------------------------

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**  Not annualized.

                                       70

MGI US Small/Mid Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                             -------------------------------------------------------
                                                                                    Class Y-3

                                                             ------------------ ------------------ ------------------
                                                                Year ended         Year ended        Period ended
                                                                 03/31/08           03/31/07          03/31/06(a)

Net asset value at beginning of period                              $11.66         $ 11.99            $ 10.00
                                                                    ------          -------           -------
Net investment loss+                                                (0.05)          (0.05)             (0.03)
Net realized and unrealized gain (loss) on investments              (0.94)            0.37               2.15
                                                                    ------            ----               ----

Total from investment operations                                    (0.99)            0.32               2.12
                                                                    ------            ----               ----

Less dividends and distributions:

  From net realized gain on investments                             (0.83)          (0.65)             (0.13)
                                                                    ------          ------             ------
Total dividends and distributions                                   (0.83)          (0.65)             (0.13)
                                                                    ------          ------             ------
Net asset value at end of period                                     $9.84          $11.66             $11.99
                                                                     =====          ======             ======
Total investment return(b)                                          (9.40)%           2.75%             21.32%**

Ratios / Supplemental Data:
  Net investment loss to average net assets                         (0.39)%         (0.43)%            (0.41)%*
  Net expenses to average daily net assets                            0.92%           0.92%              0.90%*
  Total expenses (before reimbursements) to average daily             1.07%           1.15%              1.44%*
  net assets
Portfolio turnover rate                                                 95%             77%               72%**
Net assets at end of period (in 000's)                            $161,362        $132,178             $87,340

------------------------------------------------------------

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**  Not annualized.

                                       71

MGI US Small/Mid Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                              ------------------------------------------------------
                                                                                    Class Y-3
                                                              -------------------------------------------------------
                                                                Year ended        Year ended         Period ended
                                                                 03/31/08          03/31/07          03/31/06(a)

Net asset value at beginning of period                              $11.32         $ 11.03            $ 10.00
                                                                    ------         -------             ------
Net investment income+                                                0.10            0.10               0.02
Net realized and unrealized gain (loss) on investments              (2.13)            0.75               1.05
                                                                    ------            ----               ----
Total from investment operations                                    (2.03)            0.85               1.07
                                                                    ------            ----               ----
Less dividends and distributions:

  From net investment income                                        (0.07)          (0.06)             (0.01)
  From net realized gain on investments                             (0.37)          (0.50)             (0.03)
                                                                    ------          ------             ------
Total dividends and distributions                                   (0.44)          (0.56)             (0.04)
                                                                    ------          ------             ------
Net asset value at end of period                                     $8.85         $ 11.32            $ 11.03
                                                                     =====         =======            =======
Total investment return(b)                                         (18.26)%           7.90%             10.79%**

Ratios / Supplemental Data:
  Net investment income to average net assets                         1.01%           0.93%              0.25%*
  Net expenses to average daily net assets                            0.92%           0.92%              0.90%*
  Total expenses (before reimbursements) to average daily             1.07%           1.17%              1.33%*
  net assets
Portfolio turnover rate                                                71%             139%                23%**
Net assets at end of period (in 000's)                            $144,167        $118,166            $82,779

-------------------------------------------------------------

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**  Not annualized.

                                       72

MGI Non-US Core Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Class Y-3
                                                                           ----------------------------------------

                                                                              Period ended        Period ended
                                                                                03/31/08           03/31/07(a)

Net asset value at beginning of period                                              $13.76             $12.17
                                                                                    ------             ------
Net investment income+                                                                0.32               0.06
Net realized and unrealized gain (loss) on investments                              (0.41)               1.55
                                                                                    ------              -----
Total from investment operations                                                    (0.09)              1.61
                                                                                    ------              -----
Less dividends and distributions:

  From net investment income                                                        (0.21)             (0.02)
                                                                                                       -----
  From net realized gain on investments                                             (0.70)               ---
                                                                                    ------             ------
Total dividends and distributions                                                   (0.91)             (0.02)
                                                                                    ------             -----
Net asset value at end of period                                                    $12.76             $13.76
                                                                                    ======             ======
Total investment return(b)                                                          (1.09)%            13.24%**

Ratios / Supplemental Data:
  Net investment income to average net assets                                         2.28%              0.75%*
  Net expenses to average daily net assets                                            0.82%              0.82%*
Total expenses (before reimbursements) to average daily net assets                    0.96%              1.06%*
Portfolio turnover rate                                                                 72%                36%**
Net assets at end of period (in 000's)                                            $624,426           $475,351

--------------------------------------------------------------------------

(a)  Class commenced operations on August 18, 2006.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**  Not annualized.

                                       73

MGI Core Opportunistic Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Class Y-3
                                                              -------------------------------------------------------
                                                                 Year ended        Year ended        Period ended
                                                                  03/31/08          03/31/07         03/31/06(a)

Net asset value at beginning of period                              $10.21           $9.89             $ 10.00
                                                                    ------           -----             -------
Net investment income+                                                0.51            0.48               0.27
Net realized and unrealized gain (loss) on investments              (0.10)            0.14              (0.27)
                                                                    ------            ----              ------
Total from investment operations                                      0.41            0.62               0.00
                                                                      ----            ----               ----
Less dividends and distributions:

  From net investment income                                        (0.38)          (0.30)              (0.11)
                                                                    ------          ------              -----
Total dividends and distributions                                   (0.38)          (0.30)              (0.11)
                                                                    ------          ------              -----
Net asset value at end of period                                    $10.24          $10.21             $ 9.89
                                                                    ======          ======             ======
Total investment return(b)                                            4.08%           6.30%            (0.02)%**

Ratios / Supplemental Data:
  Net investment income to average net assets                         4.94%           4.74%              4.31%*
  Net expenses to average daily net assets                            0.37%           0.37%              0.35%*
  Total expenses (before reimbursements) to average daily             0.48%           0.55%              0.76%*
  net assets
Portfolio turnover rate                                                229%            244%               282%**
Net assets at end of period (in 000's)                            $527,340        $465,912           $209,590

-------------------------------------------------------------

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*   Annualized.
**  Not annualized.

                                       74

MGI US Short Maturity Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                     Class Y-3
                                                               ------------------------------------------------------

                                                                 Year ended        Year ended        Period ended
                                                                  03/31/08          03/31/07          03/31/06(a)

Net asset value at beginning of period                              $10.05          $ 9.98            $ 10.00
                                                                    ------          ------            -------
  Net investment income+                                              0.49            0.48               0.24
  Net realized and unrealized gain (loss) on investments            (0.11)            0.06             (0.11)
                                                                    ------            ----             ------
Total from investment operations                                      0.38            0.54               0.13
                                                                     -----            ----              -----
Less dividends and distributions:
  From net investment income                                        (0.42)          (0.47)             (0.15)
                                                                    ------          ------             ------
Total dividends and distributions                                   (0.42)          (0.47)             (0.15)
                                                                    ------          ------             ------
Net asset value at end of period                                    $10.01          $10.05             $ 9.98
                                                                    ======          ======             ======
Total investment return(b)                                            3.72%           5.51%              1.34%**

Ratios / Supplemental Data:
  Net investment income to average net assets                         4.80%           4.76%              4.00%*
  Net expenses to average daily net assets                            0.32%           0.32%              0.30%*
  Total expenses (before reimbursements) to average daily             0.49%           1.00%              1.31%*
net assets
Portfolio turnover rate                                                131%            186%               121%**
Net assets at end of period (in 000's)                             $62,172         $58,509            $16,764

--------------------------------------------------------------

(a)  Class commenced operations on August 22, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**  Not annualized.

                                       75

                                       MGI Funds
                                       MGI US Large Cap Growth Equity Fund
                                       MGI US Large Cap Value Equity Fund
                                       MGI US Small/Mid Cap Growth Equity Fund
                                       MGI US Small/Mid Cap Value Equity Fund
                                       MGI Non-US Core Equity Fund
                                       MGI Core Opportunistic Fixed Income Fund
                                       MGI US Short Maturity Fixed Income Fund

                                       Prospectus

                                       July 31, 2008

If  you  want  more  information   about  the  Funds,  the
following documents are available free upon request:

Annual/Semi-Annual Reports

Additional  information  about each Fund's  investments is
available in the Fund's annual and semi-annual  reports to
shareholders.  In the Funds' annual report,  you will find
a  discussion  of the  market  conditions  and  investment
strategies   that   significantly   affected  each  Fund's
performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI  provides  more  detailed  information  about  the
Funds  and  is   incorporated   by  reference   into  this
prospectus (i.e., it is legally  considered a part of this
prospectus).

You  may  discuss  your  questions   about  the  Funds  by
contacting  your plan  administrator  or  recordkeeper  or
financial  advisor.  You may  obtain  free  copies  of the
Funds'  annual  and  semi-annual  reports  and  the SAI by
contacting  the Funds  directly at  1-800-428-0980.  As of
the  date  of  this   prospectus,   the  Trust's   website
(www.mgifunds.com)  is under construction.  In the future,
you will be able to obtain  copies of the  Funds'  reports
and SAI at this address.

You may  review  and copy  information  about  the  Funds,
including  shareholder  reports and the SAI, at the Public
Reference Room of the  Securities and Exchange  Commission
in Washington,  D.C. You may obtain  information about the
operations of the SEC's Public  Reference  Room by calling
the SEC at  1-202-551-8090.  You may get copies of reports
and other information about the Funds:

o    For    a    fee,    by    electronic    request    at
     publicinfo@sec.gov  or by  writing  the SEC's  Public
     Reference Section, Washington, D.C.  20549-0102; or

o    Free from the EDGAR  Database  on the SEC's  Internet
     website at:  http://www.sec.gov.

MGI Funds
Investment Company Act File No. 811-21732

MGI FUNDS(TM)

     MGI US Large Cap Growth Equity Fund
     MGI US Large Cap Value Equity Fund
     MGI US Small/Mid Cap Growth Equity Fund
     MGI US Small/Mid Cap Value Equity Fund
     MGI Non-US Core Equity Fund
     MGI Core Opportunistic Fixed Income Fund
     MGI US Short Maturity Fixed Income Fund

Prospectus

July 31, 2008

This prospectus offers Class Y-1, Class Y-2, and Class Y-3 shares (together, the
"Class Y Shares") in the seven series (each a "Fund," and together, the "Funds")
of the MGI Funds (the "Trust").  Each class has different ongoing expenses. This prospectus  explains what you should know about each Fund and the Class Y Shares of the Funds before you invest. Please read it carefully.

Mercer Global Investments, Inc. (the "Advisor") manages the Funds.

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission  has  approved or  disapproved  these  securities  or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

              Not FDIC Insured. May lose value. No bank guarantee.

                                    Contents

                                       i

                                       ii

Summary of the Funds

Each Fund's investment objective, principal investment strategies, and principal risks  are set  forth  below.  This  summary  is  intended  to  provide  a brief description of the Funds and how they are managed. More detailed descriptions of the Funds are included  later in this  prospectus  under  "Principal  Investment
Strategies and Related Risks."

The Manager of Managers Structure

The Advisor is responsible for  constructing and monitoring the asset allocation and portfolio  strategies for the Funds,  consistent with each Fund's investment objective,  strategies,  and risks.  The Advisor believes that it is possible to enhance  shareholder  value by using one or more subadvisory firms to manage the assets of each Fund. Therefore,  the Advisor intends to manage each Fund using a
"manager of managers"  approach by selecting one or more  subadvisors  to manage each Fund, based upon the Advisor's evaluation of the subadvisor's expertise and performance in managing the asset class in which the Fund will invest.

Securities  are  selected  for each  Fund's  portfolio  using a  combination  of traditional and fundamental  investment  tools and quantitative  analysis.  Each
Fund  generally   relies  on  the   professional   judgment  of  its  respective
subadvisor(s)  to make decisions about the Fund's portfolio  holdings,  and each subadvisor  employs its own  proprietary  processes  and  disciplines  to select securities and manage a Fund's  investment  portfolio (or allocated portion of a portfolio). A description of the Funds' current subadvisors and the subadvisors'
individual   securities  selection  processes  can  be  found  under  "Principal
Investment Strategies and Related Risks."

Investment Objectives and Principal Investment Strategies

Each  Fund has its own  distinct  investment  objective  that the Fund  seeks to achieve.  The  Funds'  investment  objectives  may be  changed  by the  Board of
Trustees of the Trust without shareholder approval (although a Fund will provide advance notice to shareholders  before any such change takes effect).  There can be no guarantee that a Fund will achieve its investment objective.

                                       1

------------------------------- ---------------------------- ---------------------------- ----------------------------
          Fund Name                Investment Objective      Principal Investment         Principal Risk Factors
                                                             Strategies
------------------------------- ---------------------------- ---------------------------- ----------------------------

MGI US Large Cap Growth         Long-term total return,      o    Invests                 o  Growth Stock Risk
Equity Fund                     which includes capital            principally in equity
                                appreciation and income           securities issued by    o  Management
                                                                  large capitalization       Techniques Risk
                                                                  U.S. companies;
                                                                  "large capitalization   o  Market Risk
                                                                  U.S. companies" are
                                                                  companies with market   o  Non-Diversification
                                                                  capitalizations            Risk
                                                                  greater than $5
                                                                  billion at the time
                                                                  of purchase.

                                                             o    Generally invests
                                                                  in companies that
                                                                  have higher earnings
                                                                  and/or revenue growth
                                                                  histories or
                                                                  expectations.
------------------------------- ---------------------------- ---------------------------- ----------------------------

MGI US Large Cap Value Equity   Long-term total return,      o   Invests                  o  Value Stock Risk
Fund                            which includes capital            principally in equity
                                appreciation and income           securities issued by    o  Management
                                                                  large capitalization       Techniques Risk
                                                                  U.S. companies;
                                                                  "large capitalization   o  Market Risk
                                                                  U.S. companies" are
                                                                  companies with market   o  Non-Diversification
                                                                  capitalizations            Risk
                                                                  greater than $5
                                                                  billion at the time
                                                                  of purchase.

                                                             o        Generally invests
                                                                  in stocks that appear
                                                                  to be undervalued
                                                                  based on the stocks'
                                                                  intrinsic value
                                                                  relative to their
                                                                  current market prices.

                                       2

------------------------------- ---------------------------- ---------------------------- ----------------------------

MGI US Small/Mid Cap Growth     Long-term total return,      o    Invests                 o  Growth Stock Risk
Equity Fund                     comprised primarily of            principally in equity
                                capital appreciation              securities issued by    o  Small and Medium
                                                                  small-to-medium            Capitalization Stock
                                                                  capitalization U.S.        Risk
                                                                  companies;
                                                                  "small-to-medium        o  Management
                                                                  capitalization U.S.        Techniques Risk
                                                                  companies" are
                                                                  companies with market   o  Market Risk
                                                                  capitalizations
                                                                  between $25 million     o  Non-Diversification
                                                                  and the largest            Risk
                                                                  company represented
                                                                  in the Russell 2500(TM)
                                                                  Index.   As of June     o  Portfolio
                                                                  30, 2008, the              Turnover Risk
                                                                  capitalization of the
                                                                  largest company
                                                                  included in the
                                                                  Russell 2500 Index
                                                                  was $10.1 billion.

                                                             o        Generally invests
                                                                  in companies that
                                                                  have higher earnings
                                                                  and/or revenue growth
                                                                  histories or
                                                                  expectations.

------------------------------- ---------------------------- ---------------------------- ----------------------------

                                       3

MGI US Small/Mid Cap Value      Long-term total return,      o    Invests                 o  Value Stock Risk
Equity Fund                     comprised primarily of            principally in equity
                                capital appreciation              securities issued by    o  Small and Medium
                                                                  small-to-medium            Capitalization
                                                                  capitalization U.S.        Company Risk
                                                                  companies;
                                                                  "small-to-medium        o  Management
                                                                  capitalization U.S.        Techniques Risk
                                                                  companies" are
                                                                  companies with market   o  Market Risk
                                                                  capitalizations
                                                                  between $25 million     o  Non-Diversification
                                                                  and the largest            Risk
                                                                  company represented
                                                                  in the Russell 2500(TM)
                                                                  Index.   As of June     o  Portfolio
                                                                  30, 2008, the              Turnover Risk
                                                                  capitalization of the
                                                                  largest company
                                                                  included in the
                                                                  Russell 2500 Index
                                                                  was $10.1 billion.

                                                             o    Generally invests
                                                                  in stocks that appear
                                                                  to be undervalued
                                                                  based on the stocks'
                                                                  intrinsic value
                                                                  relative to their
                                                                  current market prices.
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                       4

MGI Non-US Core Equity Fund     Long-term total return,      o    Invests                 o  Foreign
                                which includes capital            principally in equity      Investments Risk
                                appreciation and income           securities issued by
                                                                  non-U.S. companies of   o  Currency Exchange
                                                                  any size, located in       Rate Risk
                                                                  the world's developed
                                                                  and emerging capital    o  Emerging Markets
                                                                  markets.                   Investments Risk

                                                                                          o  Political and
                                                                                             Economic Risk

                                                                                          o  Small and Medium
                                                                                             Capitalization Stock
                                                                                             Risk

                                                                                          o  Management
                                                                                             Techniques Risk

                                                                                          o  Market Risk

                                                                                          o  Non-Diversification
                                                                                             Risk
------------------------------- ---------------------------- ---------------------------- ----------------------------

MGI Core Opportunistic Fixed    Total return, consisting     o    Invests                 o  Credit Risk
Income Fund                     of both current income and        principally in
                                capital appreciation              investment grade        o  Interest Rate Risk
                                                                  fixed income
                                                                  securities, including   o  Foreign
                                                                  government securities      Investments Risk
                                                                  and corporate bonds.
                                                                                          o  Emerging Markets
                                                             o    May invest in              Investments Risk
                                                                  non-investment grade
                                                                  bonds, non-U.S.         o  High Yield
                                                                  dollar denominated         Securities Risk
                                                                  bonds, and bonds
                                                                  issued by issuers       o  Derivatives Risk
                                                                  located in emerging
                                                                  capital markets.        o  U.S. Government
                                                                                             Securities Risk
                                                             o    Managed to
                                                                  maintain a duration     o  Management
                                                                  within 20% of the          Techniques Risk
                                                                  duration of the
                                                                  Lehman Brothers U.S.    o  Market Risk
                                                                  Aggregate Bond(TM)Index
                                                                  (as of June 30, 2008,   o  Non-Diversification
                                                                  the duration of the        Risk
                                                                  Index was
                                                                  approximately 4.68
                                                                  years).
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                       5

MGI US Short Maturity Fixed     Safety of principal and a    o    Invests                 o  Credit Risk
Income Fund                     moderate level of income          principally in
                                                                  investment grade        o  Interest Rate Risk
                                                                  fixed income
                                                                  securities of U.S.      o  U.S. Government
                                                                  issuers, including         Securities Risk
                                                                  government securities
                                                                  and corporate bonds.    o  Management
                                                                                             Techniques Risk
                                                             o    Maintains an
                                                                  average                 o  Market Risk
                                                                  dollar-weighted
                                                                  portfolio maturity of   o  Non-Diversification
                                                                  one to three years.        Risk

------------------------------- ---------------------------- ---------------------------- ----------------------------

Principal Risks

The principal risks that could adversely affect the value of a Fund's shares and the total return on your investment (as indicated above) include:

Credit Risk              Issuers of debt securities may be unable to make
                         the required  payments of interest and/or  principal at
                         the time  that  such  payments  are due.  In  addition,
                         changes in an issuer's  credit  rating or the  market's
                         perception  of an  issuer's  creditworthiness  also can
                         adversely affect the values of the securities.  Issuers
                         of  investment  grade  securities  may still default on
                         their obligations.

Derivatives  Risk        The  Funds  may  engage  in a  variety  of
                         transactions  involving  derivatives,  such as futures,
                         options, warrants, and swap contracts.  Derivatives are
                         financial instruments, the value of which depends upon,
                         or is derived from, the value of something  else,  such
                         as  one  or  more  underlying  investments,   pools  of
                         investments,  indexes, or currencies.  A subadvisor may
                         use  derivatives   both  for  hedging  and  non-hedging
                         purposes,  although it is  anticipated  that the use of
                         derivatives  within the Funds will generally be limited
                         to maintaining  exposure to certain market  segments or
                         asset  classes,   or  facilitating   certain  portfolio
                         transactions. Investments in derivatives may be applied
                         toward  meeting a requirement to invest in a particular
                         kind of  investment  if the  derivatives  have economic
                         characteristics similar to that investment.

                         Derivatives involve special risks and may result in
                         losses. The successful use of derivatives depends on
                         the ability of

                                       6

                         a subadvisor to manage these sophisticated instruments.
                         The prices of derivatives  may move in unexpected  ways
                         due to the use of leverage or other factors, especially
                         in  unusual  market  conditions,   and  may  result  in
                         increased volatility. For further information about the
                         risks of derivatives, see the SAI.

Currency Exchange Rate   Foreign  securities may be issued and
Risk                     traded in foreign  currencies.  As a result, the values
                         of foreign  securities  may be  affected  by changes in
                         exchange rates between foreign  currencies and the U.S.
                         dollar,  as well as  between  currencies  of  countries
                         other than the United States. For example, if the value
                         of the U.S. dollar  increases  relative to a particular
                         foreign  currency,  an investment  denominated  in that
                         foreign  currency  will  decrease in value  because the
                         investment will be worth fewer U.S. dollars.

Emerging Markets         Emerging markets  securities involve unique
Investments Risk         risks,  such as  exposure  to  economies  that are less
                         diverse and mature  than those of the United  States or
                         more  established   foreign  markets.   Also,  emerging
                         markets  securities  are  subject  to the same risks as
                         foreign investments,  described below. Generally, these
                         risks are more  severe for  issuers in  countries  with
                         emerging capital markets.  Also,  economic or political
                         instability  may cause larger price changes in emerging
                         markets securities than in other foreign investments.

Foreign   Investments    Investing   in  foreign   securities
Risk                     typically  involves  more risks than  investing in U.S.
                         securities.  These risks can increase the potential for
                         losses in the Funds and affect their  respective  share
                         prices.  Generally,  securities of many foreign issuers
                         may be  less  liquid,  and  their  prices  may be  more
                         volatile,   than  the  securities  of  comparable  U.S.
                         issuers.   Transaction  costs  for  foreign  securities
                         generally  are higher  than for  comparable  securities
                         issued in the United States.  Many foreign  governments
                         may supervise and regulate their financial markets less
                         stringently  than the United  States does. In addition,
                         foreign  issuers  generally are not subject to the same
                         types of accounting,  auditing,  or financial reporting
                         standards as those  applicable  to U.S.  issuers.  As a
                         result,  with respect to foreign issuers,  there may be
                         less publicly  available  information  regarding  their
                         operations   and   financial   conditions,    and   the
                         information that is available may be less reliable.

                                       7

Growth Stock Risk        Companies  with strong  growth  potential
                         (both  domestic and  foreign)  tend to have higher than
                         average  price-to-earnings  ratios,  meaning that these
                         stocks are more expensive than average  relative to the
                         companies'  earnings.   The  market  prices  of  equity
                         securities   of  growth   companies   are  often  quite
                         volatile,   since  the  prices   may  be   particularly
                         sensitive to economic,  market, or company developments
                         and may present a greater degree of risk of loss.

High Yield  Securities   Securities  rated  below  investment
Risk                     grade,  sometimes  called "junk bonds,"  generally have
                         more credit risk than higher-rated securities, are more
                         likely to  encounter  financial  difficulties,  and are
                         more  vulnerable  to changes in the economy.  Companies
                         issuing high yield,  fixed income securities are not as
                         strong   financially   as   those   companies   issuing
                         securities   with   higher   credit   ratings.   Market
                         situations  such  as  a  sustained   period  of  rising
                         interest  rates  could  affect  their  ability  to make
                         interest  and  principal  payments.  If an issuer stops
                         making interest and/or principal payments,  payments on
                         the securities may never resume.  These  securities may
                         be   worthless   and  a  Fund  could  lose  its  entire
                         investment.  The  prices of high  yield,  fixed  income
                         securities    fluctuate   more   than    higher-quality
                         securities,    and   are   especially    sensitive   to
                         developments  affecting the  company's  business and to
                         changes in the  ratings  assigned  by rating  agencies.
                         High yield  securities  generally  are less liquid than
                         higher-quality securities.  Many of these securities do
                         not trade  frequently,  and when  they do trade,  their
                         prices  may  be  significantly  higher  or  lower  than
                         expected.

Interest Rate Risk       Changes in interest  rates may  adversely
                         affect the values of the securities held in each Fund's
                         portfolio.  In general,  the prices of debt  securities
                         fall  when  interest  rates  increase,  and  rise  when
                         interest  rates  decrease.  Typically,  the  longer the
                         maturity of a debt  security,  the more  sensitive  the
                         debt  security  is  to  price  shifts  as a  result  of
                         interest rate changes.

Management   Techniques  The  investment   strategies,
Risk                     techniques,   and  risk   analyses   employed   by  the
                         subadvisors,   while  designed  to  enhance   potential
                         returns,  may not  produce  the  desired  results.  The
                         subadvisors  may be incorrect in their  assessments  of
                         the values of securities or their assessments of market
                         or interest rate trends,  which can result in losses to
                         the Funds.

Market Risk              The risk that  movements  in  financial  markets
                         will   adversely   affect   the  price  of  the  Fund's
                         investments,  regardless  of

                                       8

                         how well the companies in which the Fund invests perform.
                         The  market  as a whole  may not  favor  the  types  of
                         investments  the Fund  makes.  Also,  the risk that the
                         price  of  one  or  more  of the  securities  or  other
                         instruments in the Fund's  portfolio will fall, or will
                         fail to  rise.  Many  factors  can  adversely  affect a
                         security's   performance,    including   both   general
                         financial  market  conditions and factors  related to a
                         specific  company,  industry,  country,  or  geographic
                         region.

Non-Diversification      Each  Fund  is  non-diversified.  As  a
Risk                     result,  each Fund is subject to the risk that the Fund
                         will be more volatile  than a diversified  fund because
                         the Fund may invest  its assets in a smaller  number of
                         issuers.  Because  of this,  the gains and  losses on a
                         single  security may have a greater  impact on a Fund's
                         net asset value.

Political and Economic   The political,  legal,  economic, and
Risk                     social structures of some foreign countries may be less
                         stable  and more  volatile  than  those  in the  United
                         States.  Investments in these  countries may be subject
                         to the risks of internal  and  external  conflicts  and
                         currency devaluations.

Portfolio  Turnover      High  portfolio  turnover may result in
Risk                     higher costs for brokerage  commissions and transaction
                         costs  (which  could reduce  investment  returns),  and
                         capital gains.

Small and Medium         The  securities of companies with small and
Capitalization           medium  capitalizations  may involve greater investment
Stock Risk               risks  than   securities   of   companies   with  large
                         capitalizations.   Small  and   medium   capitalization
                         companies may have an unproven or narrow  technological
                         base and limited product lines,  distribution channels,
                         market,  and  financial  resources,  and the  small and
                         medium  capitalization  companies also may be dependent
                         on  entrepreneurial  management,  making the  companies
                         more susceptible to certain setbacks and reversals.  As
                         a  result,   the   securities   of  small  and   medium
                         capitalization  companies may be subject to more abrupt
                         or  erratic   movements   than   securities  of  larger
                         companies,  may have limited marketability,  and may be
                         less liquid than  securities  of companies  with larger
                         capitalizations.    Foreign    companies   with   large
                         capitalizations   may  be  relatively   small  by  U.S.
                         standards  and may be subject to risks that are similar
                         to  the  risks  that  may   affect   small  and  medium
                         capitalization U.S. companies.  Securities of small and

                                       9

                         medium  capitalization  companies  also may pay no,  or
                         only small, dividends.

U.S. Government          U.S.  government  agency  obligations  have
Securities Risk          different  levels of  credit  support,  and  therefore,
                         different degrees of credit risk.  Securities issued by
                         agencies and  instrumentalities  of the U.S. government
                         that are  supported by the full faith and credit of the
                         United   States,    such   as   the   Federal   Housing
                         Administration  or Ginnie Mae,  present  little  credit
                         risk.   Other   securities   issued  by  agencies   and
                         instrumentalities sponsored by the U.S. government that
                         are supported only by the issuer's right to borrow from
                         the U.S. Treasury, subject to certain limitations, such
                         as  securities  issued by Federal Home Loan Banks,  and
                         securities  issued by  agencies  and  instrumentalities
                         sponsored  by the U.S.  government  that are  supported
                         only by the  credit of the  issuing  agencies,  such as
                         Freddie  Mac and Fannie  Mae,  are subject to a greater
                         degree of credit risk.

Value Stock Risk         Value stocks represent  companies that tend
                         to have lower average price to earnings  ratios and are
                         therefore   cheaper  than   average   relative  to  the
                         companies'   earnings.   These   companies   may   have
                         relatively  weak balance  sheets and,  during  economic
                         downturns,  these companies may have  insufficient cash
                         flow  to pay  their  debt  obligations  and  difficulty
                         finding   additional   financing   needed   for   their
                         operations.  A particular  value stock may not increase
                         in price,  as anticipated by the  subadvisor,  if other
                         investors  fail to recognize  the stock's  value or the
                         catalyst that the subadvisor believes will increase the
                         price of the  stock  does not  affect  the price of the
                         stock  in  the  manner  or  to  the  degree   that  the
                         subadvisor  anticipates.  Also, cyclical stocks tend to
                         increase in value more quickly during economic  upturns
                         than non-cyclical  stocks,  but also tend to lose value
                         more quickly in economic downturns.

Finally,  you may lose money by investing in a Fund.  The  likelihood of loss is greater if you invest for a shorter  period of time.  An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal  Deposit
Insurance  Corporation or any other government agency. Each Fund is not intended to serve as a complete investment program.

Performance of the Funds

Risk/Return Bar Charts and Tables

The  following bar charts and tables  reflect  performance  information  for the
Class Y-3 shares of each Fund as of December 31, 2007.

                                       10

Class Y-1 shares and Class Y-2 shares of the Funds had not commenced  operations as of the  date of  this  prospectus,  and  performance  information  is not yet available for those shares.  Performance information for the Class Y-3 shares of each Fund is shown to provide  investors with performance  information about the
Fund.  The returns of the Class Y-1 shares and Class Y-2 shares  would have been substantially similar; however, the Class Y-1 shares are subject to a 12b-1 fee, while the Class  Y-3  shares  are not;  and the Class Y-1  shares  and Class Y-2 shares are subject to an internal administrative fee, while the Class Y-3 shares are not.  Had the  Class Y-1  shares  and  Class  Y-2  shares of the Funds  been operational  during the period shown,  the dividend  distributions  (if any) and investment  performance  of the Class Y-1 shares and Class Y-2 shares would have been lower.

The  performance  information  shown  gives some  indication  of the risks of an investment in a Fund by comparing the Fund's performance with a broad measure of market  performance.  Each Fund's bar chart illustrates the Fund's calendar year returns.  Each Fund's table  compares the Fund's  average  annual returns with a broad measure of market  performance  and, in some cases, a secondary index. The information shown assumes reinvestment of dividends and distributions.  A Fund's past  performance,  before and after taxes,  is not necessarily an indication of how the Fund will perform in the future.

                                       11

MGI US Large Cap Growth Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)

---------------------------------------------------------
Calendar Year           2006                    2007
---------------------------------------------------------
Total Return            1.27%                   14.41%
---------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -8.28%.
The Fund's  highest  return for a quarter  during the  periods  shown  above was
6.74%, for the quarter ended September 30, 2007.
The Fund's  lowest  return  for a quarter  during the  periods  shown  above was
-6.14%, for the quarter ended June 30, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                        Since
                                                             1 Year  Inception(1)
MGI US Large Cap Growth Equity Fund - Class Y-3 Shares
  Return Before Taxes                                        14.41%      8.64%
  Return After Taxes on Distributions(2)(3)                  13.94%      8.19%
  Return After Taxes on Distributions and                     9.96%      7.27%
  Sale of Fund Shares(2)(4)
Russell 1000(R)Growth Index(5)                               11.81%      9.80%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.  In certain cases, the figure  representing  "Return After Taxes on
     Distributions  and Sale of Fund Shares" may be higher than the other return figures  for the same  period.  A higher  after tax return

                                       12

     results when a capital loss occurs upon  redemption and provides an assumed tax deduction that benefits the investor.

(5)  The Russell  1000(R)Growth  Index measures the performance of those Russell
     1,000  companies  with higher  price-to-book  ratios and higher  forecasted growth  values.  The index is unmanaged and cannot be invested in directly.
     The index does not reflect any deduction for fees, expenses, or taxes.

                                       13

MGI US Large Cap Value Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)
-------------------------------------------------------------
Calendar Year           2006                    2007
-------------------------------------------------------------
Total Return            17.77%                  -4.61%
-------------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -15.19%.
The Fund's  highest  return for a quarter  during the  periods  shown  above was
8.00%, for the quarter ended September 30, 2006.
The Fund's  lowest  return  for a quarter  during the  periods  shown  above was
-8.13%, for the quarter ended December 31, 2007.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                     Since
                                                          1 Year  Inception(1)
MGI US Large Cap Value Equity Fund - Class Y-3 Shares
  Return Before Taxes                                     -4.61%     6.57%
  Return After Taxes on Distributions(2)(3)               -5.84%     5.69%
  Return After Taxes on Distributions                     -1.81%     5.47%
  and Sale of Fund Shares(2)(4)
Russell 1000(R)Value Index(5)                             -0.17%     9.64%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       14

(5)  The Russell  1000(R)Value  Index measures the performance of those Russell
     1,000 companies with lower price-to-book ratios and lower forecasted growth values.  The index is  unmanaged  and cannot be invested in  directly.  The index does not reflect any deduction for fees, expenses, or taxes.

                                       15

MGI US Small/Mid Cap Growth Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)
-------------------------------------------------------------------------
Calendar Year               2006                    2007
-------------------------------------------------------------------------
Total Return                12.46%                  -8.11%
-------------------------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -8.79%.
The Fund's  highest  return for a quarter  during the  periods  shown  above was
11.85%, for the quarter ended March 31, 2006.
The Fund's  lowest  return  for a quarter  during the  periods  shown  above was
-7.59%, for the quarter ended June 30, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                        Since
                                                              1 Year  Inception(1)
MGI US Small/Mid Cap Growth Equity Fund - Class Y-3 Shares
  Return Before Taxes                                         -8.11%    12.32%
  Return After Taxes on Distributions(2)(3)                   -6.38%    10.69%
  Return After Taxes on Distributions                         -6.09%    9.85%
  and Sale of Fund Shares(2)(4)
Russell 2500(TM) Growth  Index(5)                             -9.69%    10.82%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       16

(5)  The Russell 2500 Growth Index  measures the  performance  of those  Russell
     2,500  companies  with higher  price-to-book  ratios and higher  forecasted growth  values.  The index is unmanaged and cannot be invested in directly.
     The index does not reflect any deduction for fees, expenses, or taxes.

                                       17

MGI US Small/Mid Cap Value Equity Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)
------------------------------------------------------------------
Calendar Year           2006                    2007
------------------------------------------------------------------
Total Return            14.42%                  -6.69%
------------------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -11.24%.
The Fund's  highest  return for a quarter  during the  periods  shown  above was
9.42%, for the quarter ended March 31, 2006.
The Fund's  lowest  return  for a quarter  during the  periods  shown  above was
-9.50%, for the quarter ended September 30, 2007.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                        Since
                                                             1 Year  Inception(1)
MGI US Small/Mid Cap Value Equity Fund - Class Y-3 Shares
  Return Before Taxes                                        -6.69%     3.33%
  Return After Taxes on Distributions(2)(3)                  -7.82%     2.25%
  Return After Taxes on Distributions                        -4.07%     2.41%
  and Sale of Fund Shares(2)(4)
Russell 2500(TM) Value Index(5)                              -7.27%     5.10%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       18

(5)  The Russell 2500 Value Index  measures  the  performance  of those  Russell
     2,500 companies with lower price-to-book ratios and lower forecasted growth values.  The index is  unmanaged  and cannot be invested in  directly.  The index does not reflect any deduction for fees, expenses, or taxes.

                                       19

MGI Non-US Core Equity Fund
Total Return of Class Y-3 Shares

(2007 is Class Y-3's first full calendar year of operation)
-----------------------------------------------------
Calendar Year                   2007
-----------------------------------------------------
Total Return                   12.63%
-----------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -9.76%.
The Fund's highest return for a quarter during the period shown above was 8.58%, for the quarter ended June 30, 2007.
The Fund's lowest return for a quarter during the period shown above was -2.39%, for the quarter ended December 31, 2007.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                     Since
                                                       1 Year     Inception(1)
MGI Non-US Core Equity Fund - Class Y-3 Shares
  Return Before Taxes                                  12.63%        17.04%
  Return After Taxes on Distributions(2)(3)            11.02%        15.80%
  Return After Taxes on Distributions                   9.00%        14.08%
  and Sale of Fund Shares(2)(4)
MSCI EAFE(R)Index (5)                                   11.17%        16.24%

(1)  The inception date of the Fund is August 18, 2006.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       20

(5)  The MSCI  EAFE(R)Index  measures the  performance  of equity  securities in developed markets outside of North America, including Europe,  Australasia, and the Far  East.  The  index is  unmanaged  and  cannot  be  invested  in directly.  The index does not reflect any deduction for fees, expenses,  or taxes.

                                       21

MGI Core Opportunistic Fixed Income Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)
------------------------------------------------------------------
Calendar Year           2006                    2007
------------------------------------------------------------------
Total Return            4.21%                   5.22%
------------------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -0.69%.
The Fund's  highest  return for a quarter  during the  periods  shown  above was
3.75%, for the quarter ended September 30, 2006.
The Fund's  lowest  return  for a quarter  during the  periods  shown  above was
-0.98%, for the quarter ended June 30, 2007.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                           Since
                                                               1 Year   Inception(1)
MGI Core Opportunistic Fixed Income Fund - Class Y-3 Shares
  Return Before Taxes                                           5.22%      4.20%
  Return After Taxes on Distributions(2)(3)                     3.88%      3.03%
  Return After Taxes on Distributions                           3.39%      2.90%
  and Sale of Fund Shares(2)(4)
Lehman Brothers Aggregate Bond Index(5)                         6.97%      4.97%

(1)  The inception date of the Fund is August 15, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the  specified period.

                                       22

(5)  The Lehman  Brothers  Aggregate  Bond Index is an index that  measures  the performance  of securities  from the Lehman  Brothers  Government/Corporate
     Bond Index,  Mortgage-Backed  Securities Index, and Asset-Backed Securities
     Index. The Lehman Brothers  Aggregate Bond Index is a broad  representation of the  investment-grade  fixed-income  market  in the  United  States  and includes U.S.  government  and  corporate  debt  securities,  mortgage- and asset-backed securities,  and international U.S.  dollar-denominated bonds.
     All securities contained in the Lehman Brothers Aggregate Bond Index have a minimum term to maturity of one year.  The index is unmanaged and cannot be invested in directly.  The index does not reflect any  deduction  for fees, expenses, or taxes.

                                       23

MGI US Short Maturity Fixed Income Fund
Total Return of Class Y-3 Shares

(2006 is Class Y-3's first full calendar year of operation)
------------------------------------------------------------------
Calendar Year           2006                    2007
------------------------------------------------------------------
Total Return            4.56%                   5.61%
------------------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]

The Fund's calendar year-to-date return as of June 30, 2008 was -0.40%.
The Fund's  highest  return for a quarter  during the  periods  shown  above was
2.09%, for the quarter ended September 30, 2006.
The Fund's lowest return for a quarter during the periods shown above was 0.50%, for the quarter ended March 31, 2006.

Average Annual Total Returns
For the Periods Ended December 31, 2007
                                                                        Since
                                                             1 Year   Inception(1)
MGI US Short Maturity Fixed Income Fund - Class Y-3 Shares
  Return Before Taxes                                         5.61%      4.66%
  Return After Taxes on Distributions(2)(3)                   4.14%      3.10%
  Return After Taxes on Distributions                         3.64%      3.06%
  and Sale of Fund Shares(2)(4)
Lehman Brothers Government/Corporate 1-3 Year Bond Index(5)   6.83%      5.04%

(1)  The inception date of the Fund is August 22, 2005.

(2)  After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's situation  and may differ from those  shown.  In  addition,  the  after-tax returns  shown are not relevant to investors  who hold Fund shares  through tax-deferred  arrangements,  such as 401(k) plans or individual  retirement accounts.

(3)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that
     Fund shares are still held at the end of the period.

(4)  "Return  After Taxes on  Distributions  and Sale of Fund Shares"  shows the effect of both  taxable  distributions  and any  taxable  gain or loss that would be  realized  if Fund  shares  were sold at the end of the

                                       24

     specified period. In certain cases, the figure  representing  "Return After
     Taxes on  Distributions  and Sale of Fund  Shares"  may be higher  than the other return figures for the same period. A higher after tax return results when a capital  loss occurs  upon  redemption  and  provides an assumed tax deduction that benefits the investor.

(5)  The Lehman  Brothers  Government/Corporate  1-3 Year Bond Index is an index which measures the performance of U.S.  corporate and government bonds with maturities  of between 1 and 3 years.  The index is unmanaged and cannot be invested in directly.  The index does not reflect any  deduction  for fees, expenses, or taxes.

                                       26

Fees and Expenses

These tables  summarize  the fees and expenses that you may pay if you invest in the Class Y Shares of the Funds.

Shareholder Fees (fees paid directly from your investment)(1)

                                                              Class Y-1    Class Y-2       Class Y-3

Redemption Fee on shares owned less than 30 days (as a %
of total redemption proceeds)(2).......................         2.00%         2.00%          2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                                       Total
                                              Distribution                Acquired     Annual
                                              and/or                      Fund Fees    Fund         Management Fee
                            Management        Service        Other        and          Operating    Waiver/Expense      Net
                            Fees(3)           (12b-1) Fees   Expenses(4)  Expenses     Expenses     Reimbursements      Expenses(5)

MGI US Large Cap Growth
Equity Fund
   Class Y-1                     0.55%            0.25%         0.33%        None         1.13%           0.11%            1.02%
   Class Y-2                     0.55%            None          0.28%        None         0.83%           0.11%            0.72%
   Class Y-3                     0.55%            None          0.13%        None         0.68%           0.11%            0.57%
MGI US Large Cap Value
Equity Fund
   Class Y-1                     0.53%            0.25%         0.34%        None         1.12%           0.12%            1.00%
   Class Y-2                     0.53%            None          0.29%        None         0.82%           0.12%            0.70%
   Class Y-3                     0.53%            None          0.14%        None         0.67%           0.12%            0.55%
MGI US Small/Mid Cap
Growth Equity Fund
   Class Y-1                     0.90%            0.25%         0.37%        None         1.52%           0.15%            1.37%
   Class Y-2                     0.90%            None          0.32%        None         1.22%           0.15%            1.07%
   Class Y-3                     0.90%            None          0.17%        None         1.07%           0.15%            0.92%
MGI US Small/Mid Cap
Value Equity Fund
   Class Y-1                     0.90%            0.25%         0.37%        0.04%        1.56%           0.19%            1.37%
   Class Y-2                     0.90%            None          0.32%        0.04%        1.26%           0.19%            1.07%
   Class Y-3                     0.90%            None          0.17%        0.04%        1.11%           0.19%            0.92%
MGI Non-US Core Equity
Fund
   Class Y-1                     0.75%            0.25%         0.41%        None         1.41%           0.14%            1.27%
   Class Y-2                     0.75%            None          0.36%        None         1.11%           0.14%            0.97%
   Class Y-3                     0.75%            None          0.21%        None         0.96%           0.14%            0.82%
MGI Core Opportunistic
Fixed Income Fund
   Class Y-1                     0.35%            0.25%         0.33%        None         0.93%           0.11%            0.82%
   Class Y-2                     0.35%            None          0.28%        None         0.63%           0.11%            0.52%
   Class Y-3                     0.35%            None          0.13%        None         0.48%           0.11%            0.37%

                                       26

                                                                                      Total
                                              Distribution                Acquired     Annual
                                              and/or                      Fund Fees    Fund         Management Fee
                            Management        Service        Other        and          Operating    Waiver/Expense      Net
                            Fees(3)           (12b-1) Fees   Expenses(4)  Expenses     Expenses     Reimbursements      Expenses(5)

MGI US Short Maturity
   Fixed Income Fund
   Class Y-1                     0.25%            0.25%         0.44%        None         0.94%           0.17%            0.77%
   Class Y-2                     0.25%            None          0.39%        None         0.64%           0.17%            0.47%
   Class Y-3                     0.25%            None          0.24%        None         0.49%           0.17%            0.32%

(1)  Securities   dealers,   financial   intermediaries,   or  other   financial
     institutions,  including an  affiliate of the Advisor,  may charge a fee to process a redemption of shares.

(2)  A 2.00%  redemption  fee  payable to the  applicable  Fund may apply to any shares that are redeemed  within 30 days of purchase.  Please see "Frequent
     Trading of Fund Shares" for further information.

(3)  For each Fund,  other than the MGI US Small/Mid  Cap Growth Equity Fund and
     MGI US Small/Mid Cap Value Equity Fund,  the Fund's  Investment  Management
     Agreement includes a breakpoint where the Fund's investment  management fee is reduced by 2 basis  points to the extent the Fund's  assets  exceed $750 million.

(4)  The "Other Expenses" item includes custodial, legal, audit, transfer agent, and sub-transfer  agent payments,  and trustees' fees and expenses.  In the case of Class  Y-1 and Class  Y-2  shares,  it also  includes  an  internal administrative  fee of 0.10%  and 0.05%  paid by the Funds to the  Advisor, respectively.

(5)  The Trust,  with respect to each Fund,  and the Advisor have entered into a written  contractual  fee waiver and expense  reimbursement  agreement (the
     "expense reimbursement agreement") pursuant to which the Advisor has agreed to waive a portion of its fees and/or to  reimburse  expenses to the extent that each Fund's  expenses  (not  including  brokerage  fees and  expenses, interest,  and  extraordinary  expenses)  otherwise  would  exceed the "Net
     Expenses"  rates shown in the table above for the Class Y-1, Class Y-2, and
     Class Y-3  shares,  as  applicable,  of the Fund.  Pursuant  to the expense reimbursement  agreement,  the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a
     period  of  three   years   following   such  fee   waivers   and   expense
     reimbursements,  to the extent that such  reimbursement of the Advisor by a
     Fund will not cause the Fund to exceed any  applicable  expense  limitation that is in place for the Fund.  The expense  reimbursement  agreement  will remain in effect  through March 31, 2009,  and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

Examples

The  examples  below are  intended to help you compare the costs of investing in the Class Y Shares  of the  Funds  with the cost of  investing  in other  mutual funds.  The examples assume that you invest $10,000 in the Class Y-1, Class Y-2, or  Class  Y-3  shares  of the  Funds  for the time  periods  shown,  that  your investment  has a 5% return  each year,  that all  dividends  and  capital  gain distributions  are reinvested and that the Funds' operating  expenses remain the same as shown above.

Although your actual costs may be higher or lower,  based on these  assumptions, your cumulative estimated expenses would be:

                                       27

                                                         1 year       3 years      5 years     10 years
MGI US Large Cap Growth Equity Fund
   Class Y-1......................................     $     104    $     348    $     612    $   1,365
   Class Y-2......................................     $      74    $     254    $     450    $   1,015
   Class Y-3......................................     $      58    $     206    $     368    $     836
MGI US Large Cap Value Equity Fund
   Class Y-1......................................     $     102    $     344    $     605    $   1,352
   Class Y-2......................................     $      72    $     250    $     443    $   1,002
   Class Y-3......................................     $      56    $     202    $     361    $     823
MGI US Small/Mid Cap Growth Equity Fund
   Class Y-1......................................     $     139    $     466    $     815    $   1,800
   Class Y-2......................................     $     109    $     372    $     656    $   1,464
   Class Y-3......................................     $      94    $     325    $     576    $   1,292
MGI US Small/Mid Cap Value Equity Fund
   Class Y-1......................................     $     139    $     474    $     832    $   1,840
   Class Y-2......................................     $     109    $     381    $     673    $   1,506
   Class Y-3......................................     $      94    $     334    $     593    $   1,335
MGI Non-US Core Equity Fund
   Class Y-1......................................     $     129    $     432    $     758    $   1,679
   Class Y-2......................................     $      99    $     339    $     598    $   1,339
   Class Y-3......................................     $      84    $     292    $     517    $   1,165
MGI Core Opportunistic Fixed Income Fund
   Class Y-1......................................     $      84    $     285    $     504    $   1,133
   Class Y-2......................................     $      53    $     191    $     340    $     776
   Class Y-3......................................     $      38    $     143    $     258    $     593
MGI US Short Maturity Fixed Income Fund
   Class Y-1......................................     $      79    $     283    $     504    $   1,139
   Class Y-2......................................     $      48    $     188    $     340    $     782
   Class Y-3......................................     $      33    $     140    $     257    $     600

If you are  investing  in Class Y-1 or Class  Y-2  shares  through  a  financial advisor or a retirement plan account,  you may be subject to additional fees and expenses,  such  as  plan  administration  fees.  Please  refer  to the  program materials of that financial  advisor or retirement  plan account for any special provisions,  additional service features, or fees and expenses that may apply to your investment in a Fund.

Principal Investment Strategies and Related Risks

Domestic Equity Funds

MGI US Large Cap Growth Equity Fund

Fund Facts

Investment Objective   Long-term total return, which includes capital
                       appreciation and income
Investment Category    Domestic Equity Fund
Investment Focus       Common stocks of large U.S. and multinational companies
Benchmark              Russell 1000(R)Growth Index

                                       28

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in common  stocks of large U.S.  and  multinational companies that a subadvisor  believes possess  superior  potential for long-term capital appreciation.  Under normal circumstances, the Fund will invest at least
80% of its net assets (plus borrowings for investment  purposes,  if any) in the equity securities of large  capitalization U.S. companies.  For purposes of this investment policy, the Fund considers "large  capitalization  U.S. companies" to be U.S.  companies  with market  capitalizations  greater than $5 billion at the time of purchase.  (If the Fund changes this  investment  policy,  the Fund will notify shareholders at least 60 days in advance of the change.)  Generally,  the companies in which the Fund invests have higher  earnings  and/or revenue growth histories or  expectations  relative to the Russell  1000(R)Index.  (The Russell
1000 Index includes the 1,000 largest companies in the Russell 3000 Index, as of the end of May of each year, or as determined by Russell.)  While the investment objective  of the Fund is to  provide  long-term  total  return,  income  may be generated from dividends paid by the common stocks in the Fund's portfolio.

As  discussed  above,  the Fund  invests  primarily  in  companies  with  market capitalizations that exceed $5 billion at the time of purchase.  The subadvisors also may  invest a  portion  of the  Fund's  assets  in  companies  with  market capitalizations  that are below this level.  Further,  if movement in the market price  causes a  particular  stock's  market  capitalization  to fall below this level, the Fund is not required to dispose of the stock.

The Fund's benchmark,  the Russell 1000(R)Growth Index, measures the performance of those Russell 1,000  companies with higher price  -to-book  ratios and higher forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Enhanced Investment Technologies, LLC ("INTECH"), located at 2401 PGA Boulevard,
Suite 100,  Palm Beach  Gardens,  Florida  33410,  serves as a subadvisor to the
Fund.  INTECH  has  managed  institutional  portfolios  since  1987,  and  is  a subsidiary  of Janus  Capital  Management  LLC. A team of portfolio  managers is primarily  responsible  for the  day-to-day  management  of  INTECH's  allocated portion of the Fund's portfolio.  The team consists of Dr. Robert Fernholz,  Dr.
Adrian Banner,  David E. Hurley,  Dr. Jason Greene,  and Joseph W. Runnels.  Dr.
Banner,  Mr. Hurley,  Dr. Greene,  and Mr. Runnels jointly handle the day-to-day management  function,  under  the  oversight  of  Dr.  Fernholz.  Dr.  Fernholz,
Director,  Executive Vice  President,  and Chief

                                       29

Investment  Officer  of  INTECH,  joined  INTECH  in 1987 and has  served in his current  role since  1991.  Dr.  Banner is Senior  Investment  Officer of INTECH
(since 2007) and has been with the firm since 2002. Mr. Hurley is Executive Vice
President and Chief  Operating  Officer of INTECH (since 2002) and has been with the firm since 1988. Dr. Greene previously was a tenured Associate  Professor of
Finance at Georgia State  University from 1996 to 2006. He was also a consultant for the  Office  of  Economic  Analysis  at the  U.S.  Securities  and  Exchange
Commission  ("SEC") from June 1996 to September 1996 and an expert consultant to mutual fund advisors from 2003 to 2006. Mr. Runnels,  Vice President,  Portfolio
Management  of  INTECH  (since  2003),  joined  the  firm in 1998.  Mr.  Runnels previously  served as Director of Trading and Operations from 1999 to 2003. Each portfolio  manager has managed INTECH's  allocated  portion of the Fund's assets since the Fund's inception. The Trust's Statement of Additional Information (the
"SAI")  furnishes   additional   information  about  each  portfolio   manager's
compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

INTECH  manages  its  allocated   portion  of  the  Fund's   portfolio  using  a
mathematical  portfolio  management  process.   INTECH  developed  the  formulas
underlying this mathematical  investment  process.  The mathematical  investment process is designed to take advantage of market  volatility  (variation in stock prices),  rather than using a fundamental research or market/economic  trends to predict the future returns of stocks.  The process seeks to generate a return in excess of the portfolio's  benchmark over the long term,  while  controlling the risk relative to the benchmark. INTECH monitors the total risk and volatility of a portfolio's holdings with respect to its benchmark index.

The mathematical  investment  process  involves  selecting stocks primarily from stocks within its allocated  portion's  benchmark index,  the S&P  500/Citigroup
Growth  Index.  Using its  mathematical  principles,  INTECH  will  periodically determine  a target  weighting  of these  stocks  and  rebalance  to the  target weighting.  The  rebalancing  techniques  used by INTECH  may result in a higher portfolio  turnover compared to a "buy and hold" fund strategy.  INTECH seeks to outperform the portfolio's  benchmark index through its mathematical  investment process. INTECH seeks to identify stocks for the portfolio in a manner that does not increase the overall portfolio volatility above that of the benchmark index.
INTECH  employs  risk  controls  designed  to minimize  the risk of  significant underperformance  relative to the  benchmark  index.  However,  the  proprietary mathematical  investment  process  used by INTECH may not  achieve  the  desired results.

Sands  Capital  Management,  LLC  ("Sands  Capital"),  located  at  1101  Wilson
Boulevard, Suite 2300, Arlington,  Virginia 22209, serves as a subadvisor to the
Fund. Sands Capital was founded in 1992. Frank M. Sands, Sr., CFA, is the firm's
Chief  Executive  Officer  and  Chief  Investment  Officer.   Sands  Capital  is
independently  owned. A team of four portfolio  managers is responsible  for the day-to-day  management  of  Sands  Capital's  allocated  portion  of the  Fund's portfolio. The team consists of Frank M. Sands, Sr., David E. Levanson, Frank M.
Sands,  Jr.,

                                       30

and A. Michael Sramek.  Mr. Sands,  Sr., CEO and Chief Investment  Officer,  has
been  with  the  firm  since  its  inception  in 1992  and has  over 39 years of investment experience. Mr. Sands, Sr. is the lead member of the team and as such is ultimately  responsible for overall  portfolio  management of Sands Capital's allocated  portion of the  Fund's  portfolio.  Mr.  Levanson,  Senior  Portfolio
Manager and Director of U.S. Mutual Funds,  rejoined the firm in 2002.  Prior to rejoining  the firm,  Mr.  Levanson  was a research  analyst for MFS  Investment
Management.  Mr. Levanson is responsible for the day-to-day  management of Sands
Capital's  allocated portion of the Fund's portfolio and the investment of daily cash  flows.  Mr.  Sands,  Jr.,  President,  Director  of  Research,  and Senior
Portfolio  Manager,  has been with Sands  Capital  since 2000.  Mr.  Sands,  Jr.
assists Mr. Levanson on the day-to-day  management of Sands Capital's  allocated portion of the Fund's  portfolio.  Mr.  Sramek,  Research  Analyst and Portfolio
Manager,  joined Sands  Capital in 2001.  Prior to joining  Sands  Capital,  Mr.
Sramek was a research analyst with Mastrapasqua & Associates. Mr. Sramek assists
Mr. Levanson on the day-to-day  management of Sands Capital's  allocated portion of the Fund's  portfolio and the investment of daily cash flows.  Each portfolio manager has managed Sands Capital's allocated portion of the Fund's assets since the  Fund's  inception.  The SAI  provides  additional  information  about  each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and each portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

Sands Capital  manages its  allocated  portion of the Fund's  portfolio  using a bottom-up,  fundamental  approach to select  securities.  Sands Capital seeks to build a concentrated portfolio of leading companies, diversified across a number of business lines. Sands Capital has a long-term investment orientation.

Sands Capital  seeks  companies  with  sustainable  above average  potential for growth in revenue and  earnings,  and with capital  appreciation  potential.  In addition,  Sands Capital looks for companies that have a leadership  position or proprietary  niche in a  promising  business  space,  that  demonstrate  a clear mission and  value-added  focus,  that exhibit  financial  strength and that are reasonably  valued in  relation  to the market  and  business  prospects.  Sands
Capital generally  considers selling a security when prospects for future growth do not look  promising.  The  portion of the Fund's  portfolio  managed by Sands
Capital is typically characterized by low portfolio turnover and relatively high concentration in individual companies.

Winslow  Capital  Management,  Inc.  ("Winslow"),  located at 4720 IDS Tower, 80
South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadvisor to the
Fund.  Messrs.  Clark J. Winslow,  Justin H. Kelly, and R. Bart Wear are jointly and primarily  responsible for the day-to-day  management of Winslow's allocated portion of the Fund's  portfolio.  Mr. Winslow has served as the Chief Executive
Officer and a portfolio  manager of Winslow since 1992. Mr. Winslow has 42 years of investment  experience and has managed investment  portfolios since 1975. Mr.
Kelly is a Managing  Director  and a  portfolio  manager of Winslow and has been with the firm since 1999. He also is a Chartered Financial Analyst ("CFA").  Mr.
Wear is a Managing Director and a portfolio manager of Winslow and has been with the firm since 1997. He also is a CFA. The SAI provides  additional  information about each portfolio  manager's  compensation,  other  accounts  managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the
Fund, if any.

                                       31

Securities Selection

In managing its  allocated  portion of the Fund's  portfolio,  Winslow  seeks to invest in  companies  with  above-average  earnings  growth to provide  the best opportunity  for  achieving  superior  portfolio  returns  over  the  long-term.
Valuation relative to Winslow's estimated earnings growth rate is also important in selecting a stock. In managing its allocated portion of the Fund's portfolio,
Winslow  invests in  companies it believes can deliver  future  annual  earnings growth of at least  12%,  with a rising  return  on  invested  capital.  Winslow invests in companies  that  exhibit  three types of earnings  growth:  long-term sustainable  earnings growth,  cyclical growth in the right part of the business cycle, and newer industries with rapid growth.

The  high-quality  growth  companies  that Winslow  selects  exhibit many of the following characteristics:

     o    addresses markets with growth opportunities
     o    leading or increasing market share
     o    identifiable and sustainable competitive advantages
     o    management  teams  that  can  perpetuate  the  companies'  competitive advantages
     o    high, and preferably rising, return on invested capital

In  order  to  identify  investment  candidates,   Winslow  begins  by  using  a
quantitative screen of the approximately 700 companies in the Russell 1000 Index with market  capitalizations  exceeding $4 billion,  complemented with a limited number of  companies  that  either are not in the Index  and/or are below the $4 billion market  capitalization  threshold.  Winslow  screens for factors such as revenue and earnings growth,  return on invested capital,  earnings consistency, earnings  revisions,  low  financial  leverage,  and high free  cash flow  rates relative to net income.  This process further reduces the list to  approximately
300  companies.  Winslow then  conducts a detailed  assessment  of each company, seeking to identify companies with the above characteristics and further reduces the list to approximately 100 companies that Winslow actively analyzes.

Winslow's  allocated portion of the Fund's portfolio  typically will be invested in 50 to 60 different  stocks,  selected by team  decision-making.  In selecting those  stocks,  Winslow is attentive to four factors in portfolio  construction:
sector weightings,  variations in earnings growth rates, market capitalizations, and price/earnings  ratios. Winslow also employs a sell discipline where Winslow will sell some or all of its position in a stock when,  in Winslow's  view,  the stock becomes fully valued,  or the position  exceeds 5% of Winslow's  allocated portion  of the  Fund's  portfolio.  Winslow  also  will sell some or all of its position  in a  particular  stock when  Winslow  believes  that the  fundamental business  prospects of the stock are diverging  negatively  from Winslow's basis for investment.

MGI US Large Cap Value Equity Fund

Fund Facts

Investment Objective      Long-term total return, which includes capital
                          appreciation and income

                                       32

Investment Category       Domestic Equity Fund
Investment Focus          Common stocks of large U.S. and multinational
                          companies
Benchmark                 Russell 1000(R)Value Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in common  stocks of large U.S.  and  multinational companies that a subadvisor believes possess the potential for long-term capital appreciation  and, in the judgment of the  subadvisor,  appear to be undervalued based on the stocks'  intrinsic  values relative to their current market prices.
Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment  purposes,  if any) in the equity  securities of large capitalization U.S. companies. For purposes of this investment policy, the
Fund considers "large  capitalization  U.S. companies" to be U.S. companies with market capitalizations  greater than $5 billion at the time of purchase. (If the
Fund changes this investment policy, the Fund will notify  shareholders at least
60 days in advance of the change.) While the investment objective of the Fund is to provide  long-term total return,  income may be generated from dividends paid by the common stocks in the Fund's portfolio.

As  discussed  above,  the Fund  invests  primarily  in  companies  with  market capitalizations that exceed $5 billion at the time of purchase.  The subadvisors also may  invest a  portion  of the  Fund's  assets  in  companies  with  market capitalizations  that are below this level.  Further,  if movement in the market price  causes a  particular  stock's  market  capitalization  to fall below this level, the Fund is not required to dispose of the stock.

The Fund's benchmark,  the Russell 1000 Value Index, measures the performance of those  Russell  1,000  companies  with  lower  price-to-book  rations  and lower forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Eaton Vance Management ("Eaton Vance"), located at The Eaton Vance Building, 255
State Street,  Boston,  Massachusetts 02109, serves as a subadvisor to the Fund.
Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corporation,  a Maryland corporation  and  publicly-held  holding  company.  Mr. Michael R. Mach, CFA, is primarily  responsible for the day-to-day  management of Eaton Vance's allocated portion of the Fund's portfolio. Mr. Mach is a Vice

                                       33

President  of Eaton  Vance and the lead  portfolio  manager  for  Eaton  Vance's
Large-Cap  Value  Equity  strategy.  Mr. Mach has been a portfolio  manager with
Eaton  Vance since  1999.  The SAI  provides  additional  information  about the portfolio  manager's  compensation,  other  accounts  managed  by the  portfolio manager,  and the  portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund's portfolio, Eaton Vance primarily invests in common stocks of large  capitalization  companies that the subadvisor believes are  inexpensive or  undervalued  relative to the overall stock market.
Investment  decisions are made  primarily on the basis of  fundamental  research conducted by Eaton Vance's  research  staff.  When  evaluating a company,  Eaton
Vance  considers a number of  factors,  including  the quality of the  company's business  franchises,  the company's  financial  strength,  the  capability  and integrity of the company's  management,  the  company's  growth  potential,  the company's valuation and earnings, and the company's cash flows. Eaton Vance also may consider a company's  dividend  prospects and estimates of the company's net value when selecting  securities for the subadvisor's  allocated  portion of the
Fund's portfolio.

Eaton Vance seeks to manage  investment risk within its allocated portion of the
Fund's portfolio by maintaining a broad mix of issuers and industries within the portfolio.  Typically,  Eaton  Vance will  invest its  allocated  portion of the
Fund's portfolio in a number of different sectors and industries, with no single industry comprising more than 25% of the total assets of Eaton Vance's allocated portion  of the  Fund's  portfolio.  Eaton  Vance may sell a  security  when the subadvisor's  price objective for the security is reached,  the  fundamentals of the company deteriorate,  the security's price falls below its acquisition cost, or the subadvisor elects to pursue more attractive investment options.

Numeric  Investors LLC ("Numeric"),  located at 470 Atlantic Avenue,  6th Floor,
Boston,  Massachusetts  02210,  serves as a subadvisor  to the Fund.  Numeric is wholly-owned  by Numeric Midco LLC, which is  wholly-owned  by Numeric  Holdings
LLC, both Delaware limited liability companies. Numeric Holdings LLC is owned by certain  senior  employees  and a private  equity  partner,  TA  Associates.  TA
Associates  has warrants,  which,  if exercised,  would result in TA Associates'
ownership of approximately 50% of the holding company that owns Numeric.

Co-Portfolio  Managers Arup Datta, CFA and Joseph J. Schirripa,  CFA are jointly and primarily  responsible for the day-to-day  management of Numeric's allocated portion of the Fund's portfolio. Mr. Datta, Co-Portfolio Manager, joined Numeric in 1993, and as head of Numeric's U.S. Core Equity  Strategies  Group,  oversees
Numeric's U.S.  long-only and 130/30  strategies.  Mr.  Schirripa,  Co-Portfolio
Manager,  joined Numeric in 2003, and has portfolio  management and quantitative research  responsibility  for Numeric's large cap  strategies.  Prior to joining
Numeric,  Mr. Schirripa was a portfolio  manager and analyst at Standish Mellon.
The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

                                       34

Securities Selection

Numeric's investment philosophy is based upon the belief that, in the aggregate, markets  are  efficient  and that  real  economic  performance  drives  returns.
However,  over certain  periods,  markets are inefficient  for various  reasons.
Stock  prices   fluctuate  more  than  the  underlying   information   set,  not
incorporating all new information  perfectly,  and companies manipulate reported
earnings  to  please  the  market.   Numeric's  process  is  totally  bottom-up,
stock-by-stock,   with  no  macro  factors  included.  These  primary  concepts, utilizing disciplined risk-controlled quantitative techniques, have been applied by Numeric since the firm's founding.  In managing its allocated  portion of the
Fund's portfolio,  Numeric selects securities utilizing proprietary models based on two primary  criteria:  Valuation and Information Flow.  Numeric's  Valuation
analysis  seeks to  identify  companies  that are  mispriced  relative  to their projected earnings, cash flow, long-term growth prospects,  and quality. Numeric believes that by comparing a stock's  long-term growth prospects,  quality,  and risk levels to other stocks  within the same sector,  it is possible to identify companies  that are over- or  under-valued  in the  market.  In  conducting  its analysis of Information  Flow,  Numeric  assesses  information that is available from a company's financial statements, corporate managers, and the institutional
investment  community.   Numeric  focuses  on  the  actions  of  various  market
participants (i.e., analysts, corporate management, and institutional investors)
to gain insights  that will enhance  Numeric's  ability to  anticipate  earnings announcements.  As an additional  component of its  Information  Flow  analysis,
Numeric  aims  to  differentiate   between   companies  that  employ  aggressive
accounting  practices  versus  companies that use more  conservative  accounting practices.  Numeric  believes  that  companies  that use  aggressive  accounting practices  may be more  prone  to  unanticipated  future  earnings  and  revenue
announcements,   whereas  companies   utilizing  more  conservative   accounting
practices are more likely to exhibit more predictable  earnings.  The final step in Numeric's  securities  selection process involves validation by the portfolio managers of the fundamental  financial inputs to the investment models,  such as earnings and growth rates,  as well as a  qualitative  evaluation of each of the stocks  selected.  Numeric's  qualitative  evaluation  is based on its review of analyst  reports and  conversations  with analysts.  This process is designed to ensure that the stocks  selected in  Numeric's  allocated  portion of the Fund's portfolio have the appropriate characteristics sought by Numeric.

Pzena Investment Management, LLC ("Pzena"), located at 120 West 45th Street, New
York,  New York  10036,  serves as a  subadvisor  to the Fund.  Richard S. Pzena founded Pzena in 1995,  and the firm began  managing  assets in 1996. As of June
30,  2008,  the  majority  of  Pzena  was  owned  by the  firm's  four  managing principals:  Richard S. Pzena (Managing Principal,  Chief Executive Officer, and
Co-Chief  Investment  Officer),  John P. Goetz (Managing  Principal and Co-Chief
Investment  Officer),  Bill Lipsey  (Managing  Principal,  Marketing  and Client
Services),  and A. Rama Krishna  (Managing  Principal,  Portfolio  Manager).  In
addition,  twenty-two  employees and Pzena  Investment  Management,  Inc.  owned interests  in the firm as of that date.  Mr.  Pzena has  ownership  interests in excess of 25% and is therefore deemed a control person of Pzena.

The investment  team  primarily  responsible  for the  day-to-day  management of
Pzena's allocated portion of the Fund's portfolio is as follows:

                                       35

     Richard S. Pzena.  Managing  Principal,  Chief Executive Officer,  Co-Chief
     Investment  Officer,  and  Founder  of  Pzena.  Mr.  Pzena  has  worked  in investment management since 1986, and he has been with Pzena since 1995.

     John P. Goetz.  Managing  Principal and Co-Chief  Investment  Officer.  Mr.
     Goetz has worked in investment  management since 1996, and he has been with
     Pzena since 1996.

     Antonio DeSpirito, III. Mr. DeSpirito is a Principal and Portfolio Manager.
     Mr. DeSpirito has worked in investment  management since 1996, and has been with Pzena since 1996.

Each member of the team has equal weight in  determining  how research  findings are translated into an earnings model.  Further, all decisions require unanimous consent  of each of the three  portfolio  managers.  Should  one of the  members become  unavailable  for either  planned or  unplanned  reasons,  the  remaining members would continue the process.  Each portfolio  manager has managed Pzena's allocated  portion of the Fund's assets since the Fund's  inception,  except Mr.
DeSpirito,  who has managed Pzena's allocated portion of the Fund's assets since
January  2006.  The SAI provides  additional  information  about each  portfolio manager's  compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

Pzena  manages its  allocated  portion of the Fund's  portfolio  using a classic value  investment  philosophy.  Pzena defines value stocks as those stocks whose prices are low relative to their  longer-term  normal  earnings  power.  Pzena's securities  selection  process  involves  an initial  ranking of the 500 largest
U.S.-listed  companies,  from the least expensive to the most  expensive,  based upon a ratio of each company's  price-to-normalized  earnings. Research priority is given to the  least  expensive  stocks,  those  exhibiting  a group or sector theme, and those offering portfolio diversification benefits.  Companies undergo rigorous  qualitative  research  by Pzena's  analysts to  determine  whether the causes of the  under-valuation  are likely to be temporary or  permanent.  Third party  analysis and data sources are used for about 10% to 20% of this research.
Onsite due diligence is also an important step in Pzena's  securities  selection determination.  This  step  occurs  at the end of the  research  process,  which enables  Pzena  to  engage  in a  dialogue  with  company  management  from  the perspective of well-informed  critical thinkers. As a result of Pzena's security selection process,  the portion of the Fund's portfolio  allocated to Pzena will typically be highly concentrated with a strong value emphasis.

MGI US Small/Mid Cap Growth Equity Fund

Fund Facts

Investment Objective   Long-term total return, which includes capital
                       appreciation and income
Investment Category    Domestic Equity Fund

                                       36

Investment Focus       Common stocks of small and medium-sized U.S. companies
Benchmark              Russell 2500(TM) Growth Index

Investment Objective

The  investment  objective  of the Fund is to provide  long-term  total  return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in small and  medium-sized  U.S.  companies  that a
subadvisor   believes   possess   superior   potential  for  long-term   capital
appreciation.  Under normal circumstances,  the Fund will invest at least 80% of its net assets (plus borrowings for investment  purposes,  if any) in the equity securities of small-to-medium  capitalization  U.S.  companies.  For purposes of this investment policy, the Fund considers "small-to-medium  capitalization U.S.
companies" to be U.S. companies with market capitalizations  between $25 million and the largest company represented in the Russell  2500(TM)Index,  which, as of
June 30, 2008, was $10.1 billion.  (If the Fund changes this investment  policy, the Fund will notify  shareholders  at least 60 days in advance of the  change.)
Generally,  the companies in which the Fund invests have higher  earnings and/or revenue growth histories or expectations relative to the Russell 2500 Index.

The Fund invests in companies within the  capitalization  range described above.
However,  the subadvisors may invest a portion of the Fund's assets in companies outside this range.  Further,  if movement in the market price causes a stock to change from one  capitalization  range to another,  the Fund is not  required to dispose of the stock.

The  Fund's  benchmark,   the  Russell  2500(TM)  Growth  Index,   measures  the
performance of those Russell 2,500  companies with higher  price-to-book  ratios and higher forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Westfield Capital Management Company, LP ("Westfield"), located at One Financial
Center, 24th Floor,  Boston,  Massachusetts 02111, serves as a subadvisor to the
Fund.  Westfield  is a registered  investment  adviser that was founded in 1989.
Westfield is effectively 40%  employee-owned and has been a subsidiary of Boston
Private Financial Holdings, Inc. since 1997.

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment  Committee,  which consists of Westfield's securities  analysts and five primary  portfolio  management team members listed below.  Each member of the  Westfield  Investment  Committee  has input into the investment  process  and  overall  product  portfolio

                                       37

construction. Investment decisions are made within the parameters established by a portfolio's investment objective(s), policies, and restrictions. The following
Westfield  employees are jointly and primarily  responsible  for the  day-to-day management of Westfield's allocated portion of the Fund's portfolio: Mr. William
A. Muggia,  Chief Executive Officer,  Chief Investment Officer,  President,  and
Partner,  joined  Westfield  in 1994  and has  served  as  President  and  Chief
Investment  Officer of Westfield since 2001, and as Chief Executive  Officer and
Partner  since  April  2008.  Mr.  Muggia is the lead  member of the team and is ultimately responsible for overall portfolio management of Westfield's allocated portion of the Fund's  portfolio.  He covers the health care and energy sectors.
Mr. Arthur J. Bauernfeind,  Chairman, joined Westfield in 1990 and has served as
Chairman  since 2000.  Mr.  Bauernfeind  is the firm's  Economist  and  provides insight  into the firm's  overall  investment  strategy.  Mr.  Ethan J.  Meyers,
Partner,  joined  Westfield  in 1999  and  covers  the  consumer  discretionary, industrials,  and  technology  sectors.  Mr. Scott R. Emerman,  Partner,  joined
Westfield in 2002 and covers the  consumer  discretionary  and consumer  staples sectors. Mr. Matthew W. Strobeck,  Partner,  joined Westfield in 2003 and covers the healthcare sector. Mr. Muggia, Mr. Bauernfeind,  Mr. Meyers, and Mr. Emerman
have managed Westfield's allocated portion of the Fund's assets since the Fund's inception.  Mr. Strobeck has managed Westfield's allocated portion of the Fund's assets since April 2008.  The SAI  provides  additional  information  about each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and each portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

Westfield  manages  its  allocated  portion  of the  Fund's  portfolio  using  a fundamental,  bottom-up  research approach,  which seeks to identify  reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk,  Westfield  generally  favors stocks that, in the judgment of the firm,  have:  (i)  sizeable  management  ownership;  (ii) strong financial conditions;  (iii) sufficient cash flow to fund growth internally; and
(iv) strong pricing power.

Westfield conducts fundamental,  bottom-up research, including meetings with the companies'  management  personnel.  Westfield considers factors such as earnings growth forecasts,  price target estimates,  total return potential, and business developments.  Stocks  may be sold when  Westfield  believes  that the stocks no longer  represent  attractive  investment  opportunities,  based on the  factors described above.

Goldman Sachs Asset  Management,  L.P.  ("GSAM"),  located at 32 Old Slip,  32nd
Floor,  New York,  New York 10005,  serves as a subadvisor to the Fund.  Messrs.
Steven M. Barry, Gregory H. Ekizian, CFA, and David G. Shell, CFA, are primarily responsible  for the day-to-day  management of GSAM's  allocated  portion of the
Fund's  portfolio.  Mr.  Barry  is a  Managing  Director  of  GSAM  and a  Chief
Investment  Officer  of GSAM's  growth  investment  team.  Mr.  Barry has been a portfolio  manager with GSAM since 1999. Mr.  Ekizian is a Managing  Director of
GSAM and a Chief  Investment  Officer  of GSAM's  growth  investment  team.  Mr.
Ekizian  has been a  portfolio  manager  with GSAM since  1997.  Mr.  Shell is a
Managing  Director  of GSAM and a Chief  Investment  Officer  of  GSAM's  growth investment  team.  Mr. Shell has been a portfolio  manager with GSAM since 1997.
The  SAI  provides   additional   information  about  each

                                       38

portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and each portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

In  managing  its  allocated  portion  of the  Fund's  portfolio,  GSAM seeks to identify high quality growth companies with intrinsic values that are attractive relative to the  companies'  stock prices and whose stock prices are  increasing over time.  GSAM also looks for companies  that, in GSAM's view,  have favorable long-term prospects and strong management. GSAM utilizes a bottom-up approach to portfolio  construction  and does  not  adhere  to  specific  sector  allocation restrictions.  GSAM does,  however,  maintain  percentage  limits on  individual holdings and industry groups.  GSAM's allocated  portion of the Fund's portfolio typically will hold between 90 and 125 stocks.

GSAM's  investment  ideas are generated  through internal  research,  as well as industry conferences, trade journals, and a select group of research analysts in whom the team has confidence. GSAM analyzes companies' financial statements, and also gathers additional  information by communicating  with company  management.
GSAM's  research  focuses on companies with certain  characteristics,  including
strong  business  franchises,   favorable  long-term  prospects,  and  excellent
management. GSAM's investment professionals utilize discounted cash flow models, private market value  analysis,  and  earnings/multiple  matrices to determine a company's  total  worth.  In  managing  its  allocated  portion  of  the  Fund's portfolio,  GSAM  maintains  a  long-term  investment  horizon,  and  therefore, generally  does not  consider  short-term  indicators,  such as price  momentum, sector rotation, and earnings surprises.

GSAM generally will reduce a position or eliminate a position from the portfolio if the company's  long-term  fundamentals  deteriorate,  the portfolio  managers reassess the company's  fundamentals,  the portfolio managers determine that the price of the stock  exceeds the value of the  business,  an  individual  holding exceeds its maximum  weighting in the  portfolio,  or the company is acquired or becomes the subject of a leveraged buyout.

Tygh Capital Management, Inc. ("Tygh Capital"), located at 1211 SW Fifth Avenue,
Portland,  Oregon  97204,  serves as a subadvisor  to the Fund.  Mr.  Richard J.
Johnson,  CFA is primarily  responsible  for the  day-to-day  management of Tygh
Capital's  allocated portion of the Fund's portfolio.  Mr. Johnson has served as the Chief  Executive  Officer and the Chief  Investment  Officer of Tygh Capital
since  founding  the firm in  2004.  Prior to that,  Mr.  Johnson  held  various executive  investment  positions at Columbia Management  Advisors,  Inc. The SAI provides  additional  information  about the portfolio  manager's  compensation, other accounts  managed by the portfolio  manager,  and the portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund's  portfolio,  Tygh Capital uses a
bottom-up,   fundamental  research  approach  to  identify  companies  that  the subadvisor  believes  have  the  potential  for  superior  earnings  growth  and sustainable  valuations.  Tygh Capital first screens  potential  investments for specific growth characteristics relating to revenue and earnings, valuation, and expected price  appreciation.  In addition,  Tygh Capital observes market trends
and

                                       39

focuses its research on sectors or  industries  that the  subadvisor  expects to experience  superior  relative  growth.  Through this  process,  Tygh  Capital's investment  team  identifies  candidates for further  in-depth  fundamental  and valuation  analysis.  In order to  identify  companies  with  the  potential  to significantly  grow annual revenues and earnings,  Tygh Capital  examines market size, market growth rates, and trends in a company's market share,  margins, and expenses.  Tygh Capital also evaluates the sustainability of valuations based on a variety of financial metrics,  including  price-to-earnings,  price-to-growth, and price-to-sales ratios, as well as cash flows. Tygh Capital typically sells a stock  when  the  stock  exceeds  Tygh  Capital's  price  target,  the  original investment  thesis  is no  longer  applicable,  or a better  investment  idea is generated.  Tygh Capital also  utilizes a  proprietary,  quantitative  system to identify and review poorly performing stocks.

MGI US Small/Mid Cap Value Equity Fund

Fund Facts

Investment Objective    Long-term total return, comprised primarily of capital
                        appreciation
Investment Category     Domestic Equity Fund
Investment Focus        Common stocks of small and medium-sized U.S. companies
Benchmark               Russell 2500(TM) Value Index

Investment Objective

The  investment  objective  of the Fund is to provide  long-term  total  return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund  invests  primarily  in common  stocks of small and  medium-sized  U.S.
companies that a subadvisor believes possess the potential for long-term capital appreciation  and that appear to be undervalued at the time of purchase based on the stocks'  intrinsic  values  relative to their current market  prices.  Under normal circumstances,  the Fund will invest at least 80% of its net assets (plus borrowings  for  investment  purposes,  if  any)  in the  equity  securities  of small-to-medium  capitalization U.S. companies.  For purposes of this investment policy, the Fund considers "small-to-medium capitalization U.S. companies" to be
U.S. companies with market  capitalizations  between $25 million and the largest company represented in the Russell 2500(TM) Index, which, as of June 30, 2008, was
$10.1 billion. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.)

The Fund will invest in  companies  within the  capitalization  range  described above.  However,  the  subadvisors  may invest a portion of the Fund's assets in companies outside this range.  Further, if movement in the market price causes a stock to  change  from one  capitalization  range  to  another,  the Fund is not required to dispose of the stock.

                                       40

The Fund's benchmark, the Russell 2500(TM) Value Index, measures the performance of those  Russell  2,500  companies  with lower  price-to-book  ratios and lower forecasted growth values.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

AQR Capital Management,  LLC ("AQR"), located at Two Greenwich Plaza, 3rd Floor,
Greenwich,  Connecticut  06830,  serves  as a  subadvisor  to the  Fund.  AQR is majority owned and controlled by its principals.

Messrs. Clifford S. Asness, Robert J. Krail, Jacques A. Friedman,  Ronen Israel,
and Lars  Nielsen are  jointly  and  primarily  responsible  for the  day-to-day management of AQR's allocated  portion of the Fund's portfolio.  Messrs.  Asness and Krail have served as Founding  Principals of AQR since  co-founding the firm in 1998.  Mr.  Friedman  has  served as Co-Head  and a founding  member of AQR's
Global  Stock  Selection  team  since the  firm's  inception  in 1998,  and as a principal of AQR since 2005.  Messrs.  Israel and Nielsen have served as members of AQR's Global Stock  Selection  team since  joining the firm in 1999 and 2000, respectively,  and as  principals  of AQR since  2007.  Messrs.  Asness,  Krail,
Friedman, Israel, and Nielsen have managed AQR's allocated portion of the Fund's assets  since June 2006.  The SAI  provides  additional  information  about each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and each portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

In managing  its  allocated  portion of the Fund's  portfolio,  AQR  utilizes an investment  philosophy  that  combines  the  basic  concepts  of both  value and momentum investing.  Through a quantitative  process, AQR applies these concepts using a  variety  of  proprietary  indicators  across  many  markets.  AQR  also
evaluates  earnings  quality,   investor  sentiment,   sustainable  growth,  and
management signaling as important components of the investment process.

AQR's  quantitative   investment   approach  begins  with  the  creation  of  an
appropriate  universe of  securities  based on a relevant  benchmark,  liquidity considerations,  and additional screening factors.  Once an appropriate universe of potential  investments has been identified,  AQR assigns an individual rating to each industry and to each security.  These two rating components are combined to produce a final  rating.  AQR then seeks to  construct  an optimal  portfolio using these assigned ratings.  AQR uses proprietary  trading and risk-management models to monitor and rebalance  the portfolio in accordance  with AQR's ongoing analysis.

NWQ Investment  Management  Company,  LLC ("NWQ"),  located at 2049 Century Park
East, 16th Floor, Los Angeles,  California 90067,  serves as a subadvisor to the
Fund. NWQ is a subsidiary of Nuveen Investments, Inc. ("Nuveen Investments"). On
November 13, 2007,  Nuveen  Investments was acquired by investors led by Madison
Dearborn  Partners,  LLC

                                       41

("Madison  Dearborn"),  which  is a  private  equity  investment  firm  based in
Chicago,   Illinois.  The  investor  group  led  by  Madison  Dearborn  includes affiliates of Merrill Lynch & Co.

Ms.  Phyllis  G.  Thomas,  CFA,  is  primarily  responsible  for the  day-to-day management of NWQ's allocated portion of the Fund's  portfolio.  Ms. Thomas is a
Managing  Director and Portfolio Manager of NWQ and has been with the firm since
1990. Ms. Thomas has managed NWQ's allocated  portion of the Fund's assets since
June 2006. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

Through an analyst-driven,  value-oriented  process,  NWQ invests in undervalued companies that it believes possess catalysts to improve profitability.  NWQ uses a bottom-up  research  approach  to identify  companies  that NWQ  believes  are undervalued in industries with positive or improving  fundamentals.  The process seeks to  identify  companies  where  catalysts  exist that may unlock  value or improve  profitability.  These catalysts may include new  management,  improving
fundamentals,   renewed  management  focus,  industry   consolidation,   company
restructuring,   and  excessive  pessimism.   In  addition,  a  broad  range  of
quantitative   value  factors  is  evaluated,   such  as   price-to-cash   flow,
price-to-book, price-to-earnings, and quality of earnings.

NWQ  invests  in  intrinsic  value   opportunities  by  applying  a  variety  of
parameters.  Decisions  to  add  positions  to  the  portfolio  are  made  on an
opportunistic   basis,   capitalizing   on   situations   created  by   investor
over-reaction,  misperception,  and short-term  focus. NWQ typically  reduces or
eliminates   positions  in  the  portfolio  in  response  to   deterioration  of
fundamentals  and/or a failure to reach NWQ's proprietary price targets within a reasonable  time period.  NWQ's  allocated  portion of the  portfolio  typically consists of 40 to 70 stocks, depending on market conditions.

Wells Capital Management ("WCM"),  located at 5335 S.W. Meadows Road, Suite 290,
Lake Oswego, Oregon 97035, serves as a subadvisor to the Fund. The two portfolio managers  that manage  WCM's  allocated  portion of the Fund's  portfolio,  Dale
Benson and Mark Cooper,  founded Benson Associates ("Benson") in 1997, which was acquired by WCM in 2003. WCM is a subsidiary of Wells Fargo Bank, N.A., which in turn is wholly-owned by Wells Fargo & Company, a publicly-traded corporation.

Messrs.  Benson  and  Cooper  are  jointly  and  primarily  responsible  for the day-to-day  management  of WCM's  allocated  portion  of the  Fund's  portfolio.
Messrs.  Benson and Cooper  are both  Senior  Portfolio  Managers  at WCM.  Each portfolio manager has managed WCM's allocated portion of the Fund's assets since the  Fund's  inception.  The SAI  provides  additional  information  about  each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and the  portfolio  managers'  ownership of securities in the Fund, if any.

Securities Selection

In  managing  its  allocated  portion of the  Fund's  portfolio,  WCM  follows a bottom-up,  value-oriented  investment  strategy.  WCM  seeks  stocks  that have positive cash flows, improving fundamentals, and inexpensive valuations relative to their peers.  WCM seeks relatively

                                       42

inexpensive  stocks falling into at least one of the following four  categories:
(1) neglected stocks--stocks that have been out of favor for an extended period;
(2)  oversold  stocks--stocks  that  have  been bid down as a result of a market over-reaction to temporary negative news; (3) thematic  stocks--stocks  that are likely to benefit from certain  macroeconomic,  demographic or cyclical  trends;
and (4) earnings turnaround stocks--companies in the early stages of an earnings recovery.

Foreign Equity Fund

MGI Non-US Core Equity Fund

Fund Facts

Investment Objective  Long-term total return, which includes capital appreciation and income
Investment Category   Foreign Equity Fund
Investment Focus      Equity securities of companies in the world's developed
                      and emerging capital markets, excluding the United States
Benchmark             MSCI EAFE(R)Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily  in equity  securities  of companies in the world's developed and emerging capital markets,  excluding the United States. The Fund's investments in equity securities may include dividend-paying securities,  common stock and preferred  stock issued by companies of any size, as well as American,
European, and Global Depositary Receipts (together, "Depositary Receipts").

In seeking to achieve the Fund's investment  objective,  the Fund's  subadvisors invest primarily in the equity  securities  (including  Depositary  Receipts) of companies  located outside the United States.  Under normal  circumstances,  the
Fund will invest at least 80% of its net assets (plus  borrowings for investment purposes, if any) in the equity securities of non-U.S.  companies.  (If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.)

While there is no minimum  number of countries  that will be  represented in the
Fund's  portfolio,  the Fund does  intend to  diversify  its  investments  among countries and geographic regions, including a significant portion in the world's emerging  markets.  However,  the Fund may invest a  significant  portion of its assets in one country or region,  if, in the judgment of a subadvisor,  economic and business  conditions  warrant such investments.  To the extent that the Fund invests

                                       43

a  significant  portion of its assets in one country or region at any time,  the
Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single  country or region than if the Fund always  maintained  a greater degree of diversity among the countries and regions in which it invests.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage the assets of the Fund. Under the subadvisory  agreements, each subadvisor is responsible for the day-to-day portfolio management of one or more  distinct  allocated  portions  of the  Fund's  portfolio,  subject  to the
Advisor's  oversight.  The Fund's subadvisors,  including the portfolio managers that are  responsible  for  managing an allocated  portion of the Fund,  and the subadvisors' investment strategies, are:

AllianceBernstein L.P.  ("AllianceBernstein"),  1345 Avenue of the Americas, New
York, New York 10105, serves as a subadvisor to the Fund. AllianceBernstein is a majority-owned, indirect subsidiary of AXA Financial, Inc., which, in turn, is a wholly-owned subsidiary of the AXA Group. As discussed below,  AllianceBernstein
manages   its   allocated   portions   of  the   Fund's   portfolio   by   using
AllianceBernstein's   International   Large   Cap   Growth   strategy   and  its
International  Value  strategy  in  order  to  identify  attractive   investment
opportunities.

The  allocated   portion  of  the  Fund's   portfolio   that  is  managed  using
AllianceBernstein's International Large Cap Growth strategy is managed by a team made up of the  following  individuals:  Christopher  M.  Toub,  Executive  Vice
President  and  Chief  Executive  Officer  of  AllianceBernstein   Limited,  and
Head-Global/International  Growth Equities.  Mr. Toub has been an Executive Vice
President  since 1999 and Head of  Global/International  Growth  Equities  since
1998. Stephen Beinhacker, Senior Vice President,  Global/International Large Cap
Growth Portfolio  Manager and Chief Investment  Officer-Emerging  Markets Growth
Equities.  Mr.  Beinhacker  joined  the firm in 1992 as the firm's  director  of international  quantitative  stock research and joined the  Global/International
Large  Cap  Growth  team in 1994.  James K.  Pang,  Senior  Vice  President  and
Global/International  Large Cap Growth  Portfolio  Manager.  Mr. Pang joined the firm in 1996 and  became a member of the  Global/International  Large Cap Growth team in 1998.  Gregory  Eckersley,  Senior Vice  President and Senior  Portfolio
Manager.  Mr.  Eckersley  joined the firm in 1991 as a non-US  growth  portfolio manager based in London. In 2006, he joined the  Global/International  Large Cap
Growth team as a senior portfolio manager. Robert Scheetz, Senior Vice President and Senior Portfolio Manager.  Mr. Scheetz has been with the firm since 1996 and a senior  portfolio  manager on the  International  Large Cap Growth  team since
2004.  Stephen Tong,  Associate  Director of Global Growth  Research and co-Team
Leader,  Japan  Growth.  Mr.  Tong  joined the firm 1998 as a research  analyst, became the Japan Growth team leader in 2005 and joined the  International  Large
Cap Growth team in 2007.

The  allocated   portion  of  the  Fund's   portfolio   that  is  managed  using
AllianceBernstein's International Value strategy is managed by a team made up of the following individuals:  Sharon E. Fay, Chief Investment Officer-Global Value
Equities. Ms. Fay has been with the firm for eighteen years. Kevin F. Simms. Mr.
Simms has been with the firm for fifteen years, and has been Co-Chief Investment
Officer-International  Value Equities since 2003 and Director of Research-Global
Value  Equities  since 2000.  Henry S. D'Auria.  Mr. D'Auria has served as

                                       44

Chief Investment Officer-Emerging Markets Value Equities since 2002 and Co-Chief
Investment Officer-International Value Equities since 2003. Prior to his current
position,  Mr.  D'Auria  managed   AllianceBernstein's   global  value  research
department from 1998 to 2002.  Giulio Martini.  Mr. Martini is Chief  Investment
Officer-Currency & Quantitative  Strategies,  a position he has held since 2005.
Prior to that, Mr. Martini was Chief International Economist with responsibility for  currency  strategies  and Senior  Portfolio  Manager  on the  Global  Value
Investment Policy Group since 1992. Takeo Aso, Director of Research-Japan  Value
Equities.  Mr.  Aso has been  with the firm for ten  years.  Marilyn  G.  Fedak,
Executive Vice President,  Head-Bernstein  Global Value Equities  business,  and
Co-Chief  Investment  Officer-US  Value Equities.  Ms. Fedak has served as Chief
Investment  Officer-US  Value Equities since 1993.  Mark R. Gordon,  Director of
Global Quantitative  Research. Mr. Gordon has been with the firm for twenty-four years. Avi Lavi, Chief  Investment  Officer-UK and European Value Equities.  Mr.
Lavi  has  been  with  the  firm for  eleven  years.  John P.  Mahedy,  Co-Chief
Investment  Officer-US Value Equities,  Director of Research-US  Value Equities.
Mr.  Mahedy has been with the firm for twelve  years.  Roy  Maslen,  Director of
Research for the  Australian  Value Equities team and a member of the Australian
Value  Investment  Policy Group.  Prior to joining the firm in 2003,  Mr. Maslen worked for seven years as a consultant with McKinsey & Company.  Katsuaki Ogata,
Chief Investment  Officer-Japan Value Equities. Mr. Ogata has been with the firm
for  eleven  years.   Stuart  Rae,  Senior  Vice  President,   Chief  Investment
Officer-Pacific  Basin Value Equities.  Mr. Rae has been with the firm for eight years.  Patrick Rudden,  Senior Portfolio  Manager,  Head of Global  Diversified
Value  Equities.  Mr.  Rudden has been with the firm for six  years.  Jeffrey W.
Singer, Chief Investment  Officer-Canadian  Value Equities.  Mr. Singer has been with the firm for fifteen  years.  Sammy Suzuki,  Director of  Research-Canadian
Value  Equities.  Mr.  Suzuki has been with the firm for  thirteen  years.  John
Townsend,  Director of Research-UK & Euro Value Equities.  Mr. Townsend has been with the firm for ten years. David Yuen, Director of  Research-Emerging  Markets
Value Equities. Mr. Yuen has been with the firm for nine years.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

AllianceBernstein's  International  Large Cap Growth  strategy  uses a bottom-up security selection process in an effort to identify companies with strong growth characteristics at reasonable prices.  AllianceBernstein  seeks to hold a fairly concentrated  number  of  securities  in the  portfolio,  with a focus  on large capitalization  companies  that enjoy  dominant  positions  in their  respective industries.

AllianceBernstein's  International  Value strategy  focuses on the  relationship between a  security's  current  price and the  security's  future  earnings  and dividend-paying  capability, and seeks to purchase securities that are mispriced relative  to  the  securities'  true  values.  AllianceBernstein  believes  that short-term  thinking can create distortions  between the price of a security and its intrinsic value or long-term earnings prospects.  AllianceBernstein attempts to capitalize on resultant  mispricings through bottom-up,  fundamental research and a disciplined  valuation  process to  distinguish  those  companies that are undergoing  temporary  stress from those

                                       45

companies that warrant their depressed valuations.  AllianceBernstein emphasizes bottom-up security  selection,  controlled country and sector  allocations,  and active currency management.

In managing its allocated  portions of the Fund's  portfolio,  AllianceBernstein
generally  does  not  maintain  explicit   constraints  on  country  and  sector
weightings in the portfolio,  and as a result,  industry and country exposure is mainly a by-product of AllianceBernstein's security selection processes.

Grantham,  Mayo,  Van  Otterloo & Co. LLC  ("GMO"),  located at 40 Rowes  Wharf,
Boston, Massachusetts 02110, serves as a subadvisor to the Fund. GMO was founded in 1977 and is wholly-owned by its professionals.

Day-to-day  management of the Fund is the responsibility of GMO's  International
Quantitative   Division   (the   "Division").   The   Division's   members  work
collaboratively  to manage GMO's allocated portion of the Fund's portfolio,  and no one person is primarily  responsible  for day-to-day  management of the Fund.
Dr. Thomas Hancock,  a senior member of the Division,  allocates  responsibility for GMO's allocated  portion of the Fund's  portfolio to various team members of the  Division,  oversees  the  implementation  of  trades on behalf of the Fund, reviews the overall  composition of the portfolio,  and monitors cash flows.  At
GMO,  Dr.   Hancock  is  responsible   for  the  portfolio   management  of  all
international developed market and global quantitative equities portfolios.  Dr.
Hancock joined GMO in 1995. The SAI provides  additional  information  about the portfolio  manager's  compensation,  other  accounts  managed  by the  portfolio manager,  and the  portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

GMO  generally  manages  its  allocated  portion of the Fund's  portfolio  using
fundamental   investment   principles  and  quantitative   applications.   GMO's
quantitative  approach  focuses  primarily on  valuation,  but also  includes an element that focuses on stock price momentum as an indicator of market sentiment and trends in company fundamentals.

In  constructing  its  allocated  portion  of the  Fund's  portfolio,  GMO  uses quantitative models to select stocks from a universe that contains stocks issued by companies from developed countries. GMO's screening process seeks to identify the most  attractive  stocks  within each  geographic  region.  The  universe is screened according to three models: Quality Adjusted Value, Intrinsic Value, and
Momentum.  Stocks also are analyzed taking into account factors such as country, sector, and currency exposure.

For each discipline,  GMO constructs a target portfolio from the most attractive decile of stocks within each geographic  region.  This target  portfolio is then fine-tuned through portfolio optimization, which integrates top down country and currency  forecasts  to  tilt  the  portfolio.  The  optimization  process  also
integrates  additional  risk  controls  on  countries,  currencies,   individual
positions, industry sectors, and other factors.

The factors  considered  and models  used by GMO may change over time.  In using these models to construct its portfolio,  GMO seeks to produce a  style-balanced portfolio,  although stock selection  normally  reflects a slight bias for value stocks over growth stocks.

                                       46

Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York
10112-6300,  serves  as a  subadvisor  to the  Fund.  Lazard  is a  wholly-owned subsidiary of Lazard  Freres & Co. LLC.  Lazard Freres & Co. LLC has one member,
Lazard Group LLC, a Delaware limited  liability  company.  Units of Lazard Group
LLC are held by Lazard Ltd., a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

Lazard's  allocated  portion of the Fund's portfolio is managed on a team basis.
John R.  Reinsberg,  James M. Donald,  CFA,  Rohit Chopra,  and Erik McKee,  are
responsible for the day-to-day  management of Lazard's  allocated portion of the
Fund's portfolio.  As Deputy Chairman of Lazard Asset Management,  Mr. Reinsberg
ultimately is  responsible  for  overseeing  Lazard's  allocated  portion of the
Fund's  portfolio.  Mr.  Reinsberg is responsible for  international  and global strategies.  Mr.  Reinsberg  joined  Lazard  in  1992  and  is a  member  of the international  equity,  international equity select and international  strategic equity teams. Mr. Donald, a Managing  Director of Lazard,  joined Lazard in 1996 and is a portfolio  manager on the emerging  markets equity team. Mr. Chopra,  a
Senior  Vice  President  of  Lazard,  joined  Lazard in 1999 and is a  portfolio manager/analyst  on the emerging  markets equity team,  focusing on consumer and telecommunications  research and analysis. Mr. McKee, a Senior Vice President of
Lazard,  joined  Lazard in 1999 and is a portfolio  manager/analyst  on Lazard's emerging markets equity team, focusing on the materials and industrials sectors.
The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated  portion of the Fund's  portfolio,  Lazard  utilizes a bottom-up  research  approach  that  seeks to  identify  financially  productive companies that are, in Lazard's view, inexpensively valued. Lazard begins with a universe of emerging markets companies within a certain capitalization range. By using a screening process,  Lazard seeks to eliminate  companies with accounting irregularities  from  the  universe  of  potential  investments.  The  portfolio management team then analyzes the remaining  companies'  financial statements in an effort to identify companies that are undervalued relative to other companies in their industries.  The final step in Lazard's securities selection process is fundamental analysis,  where sustainability of returns,  company catalysts,  and management's incentive and ability to effectively use capital are projected over a three-year time horizon.  The resulting  securities are assigned initial price targets and ranked  within  their  industries  based on  expected  appreciation.
Political, macroeconomic, portfolio, and corporate governance risk are assessed, and each security's  initial price target is adjusted based on these factors.  A number of factors may cause  Lazard to consider  selling a  particular  security held in the portfolio.  These factors  include,  among other  developments,  the security trading at or near Lazard's  proprietary  price target, a determination by the  portfolio  manager  that the  original  investment  thesis  is no longer applicable, as well as political,  macroeconomic,  or other events. Depending on market  conditions,  Lazard's  allocated  portion of the Fund's  portfolio  will typically consist of between 60 and 90 different securities.

                                       47

Fixed Income Funds

MGI Core Opportunistic Fixed Income Fund

Fund Facts

Investment Objective   Total return, consisting of both current income and
                       capital  appreciation
Investment Category    Fixed Income Fund
Investment Focus       Fixed income securities of U.S. issuers
Benchmark              Lehman Brothers U.S. Aggregate Bond Index

Investment Objective

The investment  objective of the Fund is to provide total return,  consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund's investment  objective of total return, the Fund invests in fixed income securities of U.S.  issuers.  The Fund invests primarily
in  U.S.  dollar-denominated,   investment  grade  bonds,  including  government
securities,  corporate bonds, and mortgage- and asset-backed  securities,  among others.  The Fund also may  invest a  significant  portion  of its assets in any combination of  non-investment  grade bonds (sometimes called high yield or junk bonds),  non-U.S.  dollar  denominated  bonds,  and bonds  issued by  issuers in emerging  capital  markets.  The Fund's  target  duration  is that of the Lehman
Brothers U.S.  Aggregate  Bond Index.  As of June 30, 2008,  the duration of the
Index  was  approximately  4.68  years.  Depending  on  market  conditions,  the subadvisors of the Fund may manage their allocated portions of the Fund's assets to  maintain a  duration  within 20% of the  Fund's  target  duration.  Duration measures a fixed income  security's price sensitivity to interest rates (inverse relationship) by indicating the approximate  change in a fixed income security's price if  interest  rates  move up or down in 1%  increments.  For  example,  if interest  rates go up by 1%, the price change (due to interest rate movement) of a fund that has a duration of 4.68 years is expected to decline by 4.68%.

Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the

                                       48

portfolio managers that are responsible for managing an allocated portion of the
Fund, and the subadvisors' investment strategies, are:

BlackRock Financial  Management,  Inc., a wholly-owned  subsidiary of BlackRock,
Inc., is located at 40 East 52nd Street, New York, New York 10022, and serves as a subadvisor to the Fund.

Scott Amero,  a Managing  Director of BlackRock  since 1990 and Vice Chairman of
BlackRock since 2007, is BlackRock's  Global Chief Investment  Officer for Fixed
Income and co-head of BlackRock's Fixed Income Portfolio Management Group. He is
a member of the Executive,  Operating, and Management Committees and Chairman of
the Fixed Income Investment  Strategy Group that is responsible for global fixed income strategy, asset allocation,  and overall management of client portfolios.
Matthew  Marra,  a Managing  Director of  BlackRock  since 2005,  is a member of
BlackRock's  Fixed  Income  Portfolio  Management  Group.  Mr.  Marra's  primary responsibility  is managing total return  portfolios,  with a sector emphasis on
Treasury and agency securities. Mr. Marra has been a member of BlackRock's fixed income team since 1997.  Andrew J.  Phillips,  a Managing  Director of BlackRock
since 1998,  is Global  Chief  Operating  Officer of  BlackRock's  Fixed  Income
Portfolio  Management  Group.  Mr.  Phillips  is also a member  of the  mortgage securities  team and  previously  served as the lead  sector  specialist  before assuming  his  current  responsibilities.  Mr.  Phillips  has been a  member  of
BlackRock's   fixed  income  team  since  1991.  The  SAI  provides   additional
information about each portfolio manager's compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

In managing  its  allocated  portion of the Fund,  BlackRock  employs a relative value strategy to determine the tradeoff between risk and return. Relative value assessment is applied to sector,  sub-sector,  and individual security selection decisions.  BlackRock's  philosophy emphasizes research and analysis of specific sectors and  securities,  along with the risks  associated with the fixed income markets  including  interest rate risk, yield curve risk, cash flow risk, credit risk,  and  liquidity  risk.  Securities  are  purchased  for the Fund  when the management team determines that they have the potential for above-average  total return.  BlackRock  uses its own  proprietary  research  and  models to  analyze
securities,   and  based  on  this  analysis,   the  Fund  will  typically  hold
approximately 350 to 450 different securities.

MacKay  Shields LLC  ("MacKay"),  9 West 57th Street,  New York,  New York 10019
serves as a subadvisor to the Fund.  MacKay is a wholly-owned  subsidiary of New
York Life Investment  Management Holdings LLC. Day-to-day management of MacKay's allocated  portion of the Fund's portfolio is the  responsibility  of the MacKay
Shields High Yield Active Core  Investment  Team.  Four  portfolio  managers are jointly and  primarily  responsible  for the  day-to-day  management of MacKay's allocated  portion of the Fund's assets:  Dan Roberts,  Ph.D.,  Senior  Managing
Director;  Lou Cohen,  CFA,  Managing  Director;  Michael Kimble,  CFA, Managing
Director;  and Taylor Wagenseil,  Managing Director.  Each portfolio manager has been with MacKay since  October of 2004,  at which time MacKay  acquired  Pareto
Partners'  ("Pareto") high yield investment team. Prior thereto,  each portfolio manager had been an employee of Pareto since 2000.  The SAI provides  additional information about each portfolio manager's

                                       49

compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

The MacKay  Shields  High Yield  Active Core  Investment  Team  consists of four portfolio  managers,  supported by two dedicated  senior credit analysts and two traders  who also  perform  credit  and  quantitative  analysis.  The  portfolio management team follows an investment process that utilizes a bottom-up security selection  strategy,  augmented by  macroeconomic  analysis.  The initial credit screen,  which consists of a multi-factor  progression of both  quantitative and qualitative  characteristics,  is the  most  important  filter,  and  identifies security candidates for further in-depth analysis. Securities also are subjected to a payoff  analysis,  seeking to  identify  those  bonds  within  the  capital structure  that have the most  attractive  profile and to  eliminate  bonds with inferior return prospects relative to the risk of loss. The portfolio management
team  also  utilizes  extensive  proprietary   fundamental  credit  analysis  to
determine  the  creditworthiness  of each company and  evaluates  each bond on a relative value basis.

Pacific  Investment  Management  Company LLC  ("PIMCO"),  located at 840 Newport
Center Drive, Suite 100, Newport Beach, California 92660, serves as a subadvisor to the Fund. PIMCO is a majority-owned subsidiary of Allianz Global Investors of
America L. P. The lead portfolio  manager for PIMCO's  allocated  portion of the
Fund's  portfolio  is Chris  Dialynas.  Mr.  Dialynas  is a  Managing  Director,
portfolio manager,  and a senior member of PIMCO's investment strategy group. He has  twenty-nine  years of investment  experience  and joined PIMCO in 1980. Mr.
Dialynas  has written  extensively  and  lectured  on the topic of fixed  income investing.  He  served  on the  Editorial  Board  of The  Journal  of  Portfolio
Management  and  was a  member  of  Fixed  Income  Curriculum  Committee  of the
Association for Investment Management and Research.  The SAI provides additional information about the portfolio manager's  compensation,  other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

In  managing  its  allocated  portion  of the  Fund's  portfolio  and  selecting securities,  PIMCO  develops an outlook for interest  rates,  currency  exchange rates,  and the  economy;  analyzes  credit  and  call  risks;  and  uses  other securities selection  techniques.  The proportion of the Fund's assets allocated to PIMCO  that  are  committed  to  investment  in  securities  with  particular characteristics  (such as quality,  sector,  interest rate, or maturity) varies, based  on  PIMCO's  outlook  for the U.S.  economy  and the  economies  of other countries in the world, the financial markets, and other factors.

PIMCO  attempts  to  identify  areas of the  bond  market  that are  undervalued relative to the rest of the  market.  PIMCO  identifies  these areas by grouping bonds into sectors, such as money markets, governments,  corporates,  mortgages, asset-backed, and international. PIMCO bases its security selection on bottom-up techniques,  including  sensitivity to volatility,  fundamental credit analysis, and quantitative research. Sophisticated proprietary software and analytics then assist

                                       50

in evaluating sectors and the structural  integrity of specific  securities,  as well as pricing specific securities.

PIMCO  utilizes all major  sectors of the bond  market,  and  determines  sector exposures  based  on its  cyclical  outlook  and a  forecast  of  interest  rate volatility.  Once  investment  opportunities  are  identified,  PIMCO will shift assets  among  sectors  depending on changes in relative  valuations  and credit spreads.  When setting portfolio  duration,  PIMCO emphasizes  long-term secular trends and  avoiding  extreme  swings in  duration.  PIMCO  develops a long-term secular outlook for duration,  and fine-tunes the outlook quarterly for cyclical changes.  Portfolio  duration  for  PIMCO's  allocated  portion  of  the  Fund's portfolio typically will be within 30% of the benchmark.

Western  Asset  Management  Company  ("Western"),  located at 385 East  Colorado
Boulevard,  Pasadena,  California  91101,  serves as a  subadvisor  to the Fund.
Western was founded in 1971,  and is a  wholly-owned  subsidiary  of Legg Mason,
Inc.

A team of investment  professionals at Western,  led by Chief Investment Officer
S.  Kenneth  Leech,  Deputy  Chief  Investment  Officer  Stephen A.  Walsh,  and
Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom,  Michael
Buchanan,  and Keith Gardner,  manages Western's allocated portion of the Fund's assets.  Mr.  Leech and Mr.  Walsh  serve as  co-team  leaders  responsible  for day-to-day  strategic  oversight  of Western's  allocated  portion of the Fund's portfolio and for  supervising  the day-to-day  operations of the various sector specialist  teams  dedicated to the  specific  asset  classes.  Mr.  Moody,  Mr.
Eichstaedt,  Mr.  Lindbloom,  and Mr.  Gardner  are  responsible  for  portfolio structure,  including sector allocation,  duration weighting, and term structure decisions.  Messrs.  Leech,  Walsh,  Moody,  and Eichstaedt  have each served as portfolio  managers for Western for over 14 years.  Mr. Lindbloom joined Western in 2006.  Prior to 2006,  Mr.  Lindbloom  was a  managing  director  of  Salomon
Brothers Asset  Management Inc. and a senior portfolio  manager  responsible for managing its mortgage/corporate  group and was associated with Citigroup Inc. or its  predecessor  companies since 1986. Mr. Buchanan has been with Western since
2005. He previously worked as Managing Director, Head of US Credit Products, for
Credit Suisse Asset  Management.  Mr. Gardner  joined Western in 1994.  Prior to
Western,  he worked  for Legg Mason as a  portfolio  manager.  The SAI  provides additional  information  about  each  portfolio  manager's  compensation,  other accounts  managed  by each  portfolio  manager,  and  each  portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

Western's  securities  selection  process is driven by a combination of top-down and bottom-up processes. Senior investment personnel determine duration targets, yield curve  exposures,  and sector  weightings  for all  portfolios  managed by
Western,  including  the  allocated  portion of the Fund  managed by Western.  A senior  portfolio  manager has  responsibility  for ensuring that the securities holdings of all portfolios under the portfolio manager's supervision are in line with  these  top-down  targets.  Sector  specialists,  in  cooperation  with the portfolio manger,  are responsible for individual  security  selection and trade execution which, in the aggregate,  meet these criteria. Using various portfolio characteristics, sector specialists have authority to buy and

                                       51

sell securities on a daily basis based on relative value considerations, as long as overall portfolio characteristics remain within the top-down parameters.

Western buys and sells portfolio  securities  based on fundamental  analysis and
Western's  opinion of value in each sector with the intent to minimize  exposure to sectors  that  Western  believes  are fully or over  valued,  and to maximize exposure to sectors that  Western  believes are  undervalued.  Western  seeks to identify  specific  securities  that are undervalued or mispriced due to unusual characteristics,  such as  merger-related  issuance,  floating  interest  rates, embedded options, hidden underlying assets or credit backing, or changing credit qualities.  Western sells portfolio securities based on the realization of total
return  or  spread  targets,   significant   change  in  macro/micro   analysis,
deterioration   in   industry   conditions,   shift  in   management   strategy,
deterioration in credit fundamentals, and relative value considerations. Western also may sell portfolio securities for reasons such as securing gains,  limiting losses, and redeploying assets to other investment opportunities.

MGI US Short Maturity Fixed Income Fund

Fund Facts

Investment Objective  Safety of principal and a moderate level of income
Investment Category   Fixed Income Fund
Investment Focus      Fixed income securities of U.S. issuers
Benchmark             Lehman Brothers Government/Credit 1-3 Year Bond Index

Investment Objective

The  investment  objective of the Fund is to provide  safety of principal  and a moderate level of income.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund's investment objective, the Fund invests in fixed
income  securities  of  U.S.  issuers.   The  Fund  invests  primarily  in  U.S.
dollar-denominated,  investment grade bonds,  including  government  securities, corporate bonds,  and mortgage and asset backed  securities,  among others.  The
Fund's portfolio will typically have a duration of one to three years.  Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to  maturity.  Duration is the  magnitude of the change in price of a bond relative to a given change in the market interest rate. Generally,  the price of a bond with a shorter  duration  will be less  sensitive  to changes in interest rates than the price of a bond with a longer duration.

Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment purposes,  if any) in fixed income securities of
U.S. issuers.  If the Fund changes this investment  policy, the Fund will notify shareholders at least 60 days in advance of the change.

                                       52

The Subadvisor

Aberdeen  Asset  Management,  Inc.  ("AAMI"),  located  at 1735  Market  Street,
Philadelphia,  Pennsylvania 19103, serves as the subadvisor to the Fund. AAMI is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen"),
and  was  incorporated  in  1993.  AAMI  provides   investment   management  and
administrative  services to U.S. and Canadian registered investment companies, a variety of private funds, as well as a diverse range of  institutional  clients.
Aberdeen is a United Kingdom  corporation that is the parent company of an asset management group that manages assets for pension funds, financial  institutions, investment trusts, unit trusts, U.S. registered investment  companies,  offshore funds,  charities,  and private clients. The individuals identified below as the
Fund's  portfolio  managers have been  managing  U.S.  fixed income assets since
1979.

AAMI  manages the Fund using a team  approach.  The  following  individuals  are jointly and primarily  responsible  for the day-to-day  management of the Fund's portfolio:

     Gary W.  Bartlett,  CFA.  Mr.  Bartlett  has served as the Chief  Executive
     Officer  of AAMI since 2005 and Global  Head of Fixed  Income  since  2008;
     prior thereto,  he was a Managing Director and the Chief Investment Officer
     of Deutsche  Investment  Management  Americas ("DIMA"),  which he joined in
     1992.

     Warren A.  Davis.  Mr.  Davis has been a Senior  Portfolio  Manager of AAMI since 2005;  prior thereto,  he was a Managing  Director of DIMA,  which he joined in 1995.

     Thomas J. Flaherty.  Mr.  Flaherty has been a Senior  Portfolio  Manager of
     AAMI since 2005; prior thereto,  he was a Managing  Director of DIMA, which he joined in 1995.

     J.  Christopher  Gagnier.  Mr.  Gagnier has been Head of U.S.  Fixed Income since  2008  and a Senior  Portfolio  Manager  of AAMI  since  2005;  prior thereto, he was a Managing Director of DIMA, which he joined in 1997.

     William T. Lissenden.  Mr.  Lissenden has been a Portfolio  Manager of AAMI since 2005;  prior thereto,  he was a Director of DIMA,  which he joined in
     2002.  From 2000 to 2002, Mr.  Lissenden was a fixed income  strategist and director of research at Conseco Capital Management.

     Daniel R. Taylor,  CFA. Mr. Taylor has been a Senior  Portfolio  Manager of
     AAMI since 2005; prior thereto,  he was a Managing  Director of DIMA, which he joined in 1998.

     Timothy C. Vile. Mr. Vile has been a Senior Portfolio Manager of AAMI since
     2005; prior thereto, he was a Managing Director of DIMA, which he joined in
     1991.

Each  portfolio  manager  has  managed  the Fund  since its  inception.  The SAI provides  additional  information about each portfolio  manager's  compensation, other accounts managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the Fund, if any.

                                       53

Securities Selection

AAMI  approaches  fixed  income  management  from a  bottom-up,  relative  value perspective,  seeking to  identify  bonds that are  priced  inefficiently.  AAMI believes that interest rate  forecasts are unreliable and strives to maintain an average  portfolio  duration that is equal to that of the benchmark,  the Lehman
Brothers Government/Credit 1-3 Year Bond Index. An intrinsic value is calculated for each bond, based on analysis by AAMI of the issue's credit worthiness,  cash flow, and liquidity.

The investment process is driven by security selection. AAMI analyzes the market to identify  bonds that are  considered  to be  undervalued.  AAMI  determines a target  price for each bond,  and  purchases  those  bonds  that,  in the firm's judgment,  are  undervalued  when compared  with the market  price.  If a bond's intrinsic  value is lower than the current market yield,  the bond is considered for purchase.  When a bond's market yield  approaches its intrinsic  value,  the bond is considered for sale.

Additional Risks

All investment  securities are subject to inherent market risks and fluctuations in value due to earnings,  economic, and political conditions and other factors.
These risks  could  adversely  affect the net asset value and total  return of a
Fund, the value of a Fund's  investments,  and your investment in a Fund. Please see "Principal  Risks" in the "Summary of the Funds" earlier in this  prospectus for a description of the principal risks of investing in the Funds.

The following are  descriptions  of the secondary risks of some of the Funds, as indicated  below.  Risks  with  an  asterisk  ("*")  are  further  described  in
"Principal Risks":

Convertible  Securities  The domestic  equity Funds,  the MGI
Risk                     Non-US Core Equity Fund, and the MGI Core Opportunistic
                         Fixed Income Fund may invest in convertible  securities
                         (preferred   stocks,   debt   instruments,   and  other
                         securities  convertible  into common  stocks)  that may
                         offer higher  income than the common  stocks into which
                         the   convertible   securities   are   convertible   or
                         exchangeable.  While convertible  securities  generally
                         offer lower yields than non-convertible debt securities
                         of  similar   quality,   the   prices  of   convertible
                         securities  may  reflect  changes  in the values of the
                         underlying   common   stocks   into   which  such  debt
                         securities  are  convertible  or  exchangeable.   As  a
                         general rule,  convertible  securities entail less risk
                         than an issuer's  common  stock,  although  convertible
                         securities usually have less potential for appreciation
                         in value than common stock.

Counterparty Risk        The risk that the issuer or guarantor of a
                         fixed   income   security,   the   counterparty   to  a
                         derivatives   contract,  or  a  borrower  of  a  Fund's
                         securities  will be  unwilling or unable

                                       54

                         to  make timely  principal,  interest,  or  settlement
                         payments, or otherwise to honor its obligations.

Derivatives  Risk*       The Funds  may  engage  in a variety  of
                         transactions  involving  derivatives,  such as futures,
                         options, warrants, and swap contracts.  Derivatives are
                         financial instruments, the value of which depends upon,
                         or is derived from, the value of something  else,  such
                         as  one  or  more  underlying  investments,   pools  of
                         investments, indexes, or currencies.

                         Derivatives involve special risks and may result in
                         losses. The successful use of derivatives depends on the
                         ability of a subadvisor  to manage these  sophisticated
                         instruments.

Emerging  Markets        The MGI Non-US Core Equity Fund may invest
Investments Risk*        in emerging markets securities.  The prices of emerging
                         markets securities may be more volatile than the prices
                         of other foreign investments,  and investments in these
                         securities may present a greater risk of loss.

Foreign Investments      The domestic equity Funds may invest in
Risk*                    securities  of  non-U.S.   issuers  and  in  Depositary
                         Receipts of non-U.S.  companies.  Investing  in foreign
                         securities,  including Depositary  Receipts,  typically
                         involves more risks than investing in U.S.  securities.
                         These risks can  increase the  potential  for losses in
                         the Funds and affect  their  respective  share  prices.
                         Generally,  securities  of many foreign  issuers may be
                         less  liquid,  and their  prices may be more  volatile,
                         than the securities of comparable U.S. issuers.

High Yield Securities    Securities rated "BB" or below by S&P
Risk*                    or "Ba" or below by Moody's  are known as "high  yield"
                         securities  and  are  commonly  referred  to  as  "junk
                         bonds." These  securities  involve greater risk of loss
                         due  to  credit  deterioration  and  are  less  liquid,
                         especially  during  periods of economic  uncertainty or
                         change,    than   higher   quality   debt   securities.
                         Lower-rated  debt  securities  generally  have a higher
                         risk that the issuer of the  security  may  default and
                         not make required payments of interest or principal.

Mortgage-Backed and
Asset-Backed Securities  The fixed income Funds may invest in
Risk                     mortgage-backed     and    asset-backed     securities.
                         Mortgage-backed  securities are securities representing
                         interests in pools of mortgage loans.  These securities
                         generally  provide holders with payments  consisting of
                         both  interest and  principal  as the

                                       55

                         mortgages in the underlying mortgage pools are paid off.
                         When  interest  rates fall,  borrowers may refinance or
                         otherwise repay  principal on their  mortgages  earlier
                         than  scheduled.  When this  happens,  certain types of
                         mortgage-backed   securities  will  be  paid  off  more
                         quickly than originally anticipated,  and a Fund may be
                         forced to reinvest  in  obligations  with lower  yields
                         than the original obligations.

                         Asset-backed securities are securities for  which  the
                         payments of  interest  and/or  principal  are backed by
                         loans,  leases,  and  other  receivables.  Asset-backed
                         securities  are  subject  to many of the same  types of
                         risks  as  mortgage-backed   securities.  In  addition,
                         issuers of  asset-backed  securities  may have  limited
                         ability  to  enforce  the  security   interest  in  the
                         underlying assets, and credit enhancements  provided to
                         support the  securities,  if any, may be  inadequate to
                         protect investors in the event of default.

Securities  Lending      The  Funds  may  lend  their  portfolio
                         securities.  Securities  will  be  loaned  pursuant  to
                         agreements  requiring  that the  loans be  continuously
                         secured  by   collateral  in  cash,   short-term   debt
                         obligations, government obligations, or bank guarantees
                         at  least   equal  to  the  values  of  the   portfolio
                         securities  subject  to the  loans.  The Funds bear the
                         risk of loss in connection  with the  investment of any
                         cash  collateral  received  from the borrowers of their
                         securities.

Small and Medium
Capitalization Stock     The MGI US Large Cap Growth Equity Fund
Risk*                    and the MGI US Large Cap Value  Equity  Fund may invest
                         in  securities  of  small  and  medium   capitalization
                         companies.  These  securities  may be  subject  to more
                         abrupt or erratic  movements than  securities of larger
                         companies,  may have limited marketability,  and may be
                         less    liquid    than     securities    with    larger
                         capitalizations.

Value Stock Risk*        The MGI Non-US Core Equity Fund may invest
                         in value  stocks.  A  particular  value  stock  may not
                         increase in price,  as anticipated  by the  subadvisor.
                         Also,  cyclical  stocks  tend to increase in value more
                         quickly  during  economic  upturns  than   non-cyclical
                         stocks,  but  cyclical  stocks  also tend to lose value
                         more quickly in economic downturns.

                                       56

Cash and Short-Term Investments

Although each Fund generally expects to be fully invested in accordance with its investment  strategies as described in this prospectus,  the Funds may also hold cash and short-term  instruments for temporary or defensive purposes,  including in  anticipation  of  redemptions  or prior to  investment of deposits and other proceeds in accordance with the Funds' investment  objectives and policies.  The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term  fixed-income  securities (such as securities issued or  guaranteed  by the U.S.  government  or its agencies or  instrumentalities), money market mutual funds, repurchase agreements,  certificates of deposit, time deposits and bankers'  acceptances of certain qualified financial  institutions, corporate commercial paper, and master demand notes.

When a Fund takes  temporary  defensive  positions by increasing its holdings in cash,  money market  instruments,  or  repurchase  agreements,  the Fund may not participate  in market  advances  or  declines  to the same extent that the Fund would if it remained more fully invested in portfolio  securities.  In addition, the Fund might not achieve its investment objective.

The Funds also may invest in futures  contracts  and pools of futures  contracts that are  intended to provide a Fund with  exposure to certain  markets or asset classes.  From time to time,  the  Funds  also may hold  short-term  instruments denominated in currencies other than the U.S. dollar.

Additional Information

Commodity Pool Operator  Exemption.  The Trust has claimed an exclusion from the definition of the term "commodity  pool operator"  under the Commodity  Exchange
Act (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their  portfolio  securities.  A description of these policies and procedures is available in the SAI.

Who Manages the Funds

Investment Advisor and the Subadvisors

Mercer Global Investments,  Inc. (the "Advisor"), a Delaware corporation located at 200 Clarendon Street,  Boston,  Massachusetts 02116, serves as the investment advisor to the Funds.  The Advisor is an indirect,  wholly-owned  subsidiary  of
Marsh & McLennan  Companies,  Inc. The Advisor is  registered  as an  investment advisor  with  the  SEC.  The  Advisor  is an  affiliate  of  Mercer  Investment
Consulting,  Inc.  ("Mercer  IC"),  an investment  consultant  with more than 32 years' experience  reviewing,  rating, and recommending  investment managers for institutional clients.

The Advisor has overall  supervisory  responsibility  for the general management and investment of each Fund's securities  portfolio,  and, subject to review and approval  by the Board of  Trustees  of the Trust  (the  "Board"):  (i) sets the
Funds' overall investment  strategies;  (ii) evaluates,

                                       57

selects, and recommends  subadvisors to manage all or part of the Funds' assets;
(iii) when  appropriate,  allocates  and  reallocates  the Funds'  assets  among subadvisors;  (iv)  monitors  and  evaluates  the  performance  of  subadvisors, including the subadvisors' compliance with the investment objectives,  policies, and restrictions of the Funds; and (v) implements  procedures to ensure that the
subadvisors  comply  with  the  Funds'  investment  objectives,   policies,  and
restrictions.

When identifying  possible  subadvisors,  the Advisor typically (but not always)
begins  with a universe  of  investment  managers  rated  highly by the  Manager
Research Group of Mercer IC (the "Mercer Research  Group").  The Mercer Research
Group  evaluates  each  investment  manager  based  upon both  quantitative  and qualitative  factors,  including:  an  assessment of the strength of the overall investment  management  organization;  the  people  involved  in the  investment process;  the appropriateness of the investment product and its composites;  and an analysis of the  investment  manager's  investment  philosophy  and  process, risk-adjusted performance,  consistency of performance,  and the style purity of the product.  The Advisor's portfolio  management team reviews each manager that is highly  rated by the  Mercer  Research  Group,  and  creates a short list for further analysis.  Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and  characteristics  of the  securities  held in the  portfolio.  The Advisor's portfolio  management  team then  conducts  off-site  and on-site due  diligence visits  to  meet  the  subadvisors'  portfolio  management  teams.  The  list of candidates is further narrowed,  and each potential  subadvisor,  in combination with the existing subadvisor(s) of the portfolio,  is analyzed using proprietary tools. The most compatible subadvisor candidates are then put through an on-site compliance  review  conducted by the  Advisor's  compliance  staff.  Results are shared  with the  Advisor's  portfolio  management  team,  after which the final selection of the subadvisor is made.

The Advisor also  considers the Mercer  Research  Group's  ratings of investment managers  when  contemplating  the  termination  of a  subadvisor.  Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making  process,  the Advisor's portfolio  management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or  terminating a  subadvisor.  Therefore,  there is a possibility that the Advisor's  decision with respect to a particular  subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Funds based on the philosophy and belief that portfolios
that  are  advised  by  appropriately   constructed   combinations  of  quality,
asset-class  specialist investment managers can generally be expected to provide consistent,  above-average performance over time. Denis Larose, CFA, Christopher
A. Ray, CFA, Ian Dillon, Ravi Venkataraman, CFA, and Marcel Larochelle, CFA, are
responsible  for  establishing  the Funds'  overall  investment  strategies  and evaluating and monitoring the subadvisors  managing the Funds.  Mr. Larose,  the
Chief  Investment  Officer of the Advisor,  has over ten years of consulting and investment  advisory  experience.  From 2006 to 2007,  Mr.  Larose was the Chief
Investment  Officer of Mercer Global  Investments  Canada Limited.  From 2004 to
2006, Mr. Larose was the Chief  Investment  Officer of a public service  pension plan located in Ontario,  Canada. Prior to that, Mr. Larose spent seven years at
Mercer  Investment  Consulting  in Toronto,  Canada,  where he acted as a senior consultant to many of the firm's largest clients. Mr. Larose leads the portfolio management  team  and  chairs  the  Investment  Committee,  which  develops  the philosophy  and  establishes  investment

                                       58

policies for the business. Mr. Ray, a Portfolio Manager of the Advisor, has over twenty years of investment  management  experience.  He  previously  served as a senior vice president,  consultant relations manager, and fixed income portfolio manager with a diversified  mutual fund company.  Mr. Dillon is a Principal with
Mercer  Global  Investments  Canada since 2006.  Prior to that,  Mr. Dillon held various investment positions with a diversified mutual fund company from 1996 to
2006,  including  serving as Chief Investment  Strategist from 2004 to 2006. Mr.
Venkataraman,  Head of the Advisor's U.S. business,  has over seventeen years of consulting and investment  advisory  experience.  Prior to his current role, Mr.
Venkataraman was the Chief Investment Officer of the Advisor. Prior to that, Mr.
Venkataraman  led  the  investment  consulting  practice  for  Mercer  IC in the northeast  region of the United  States.  Mr.  Larochelle,  head of the Americas
Investment  business  for Mercer,  has over  eighteen  years of  consulting  and investment advisory experience. Before assuming his current role, Mr. Larochelle was President of Mercer Global  Investments  Canada Limited.  Prior to that, Mr.
Larochelle  led  Mercer's  investment  consulting  business  in Canada and Latin
America.

The Funds pay the Advisor  fees for  managing  the Funds'  investments  that are calculated as a percentage of the Funds' assets under management.  The following represents the total advisory fees payable by the Funds:

                                                    Investment Advisory Fee*
                                             Assets up to   Assets in excess of
Funds                                        $750 million       $750 million

MGI US Large Cap Growth Equity Fund              0.55%             0.53%
MGI US Large Cap Value Equity Fund               0.53%             0.51%
MGI US Small/Mid Cap Growth Equity Fund          0.90%             0.90%
MGI US Small/Mid Cap Value Equity Fund           0.90%             0.90%
MGI Non-US Core Equity Fund                      0.75%             0.73%
MGI Core Opportunistic Fixed Income Fund         0.35%             0.33%
MGI US Short Maturity Fixed Income Fund          0.25%             0.23%

*    Consists of the total advisory fee payable by the Funds to the Advisor. The
     Advisor is responsible for paying the subadvisory fees.

The Trust,  with  respect to each Fund,  and the  Advisor  have  entered  into a written contractual fee waiver and expense reimbursement agreement (the "expense reimbursement  agreement")  pursuant  to which the Advisor has agreed to waive a portion of its fees and/or to reimburse  expenses to the extent that each Fund's expenses  otherwise  would  exceed the "Net  Expenses"  rates for the Class Y-1,
Class Y-2, and Class Y-3 shares,  as  applicable,  of the Fund,  as shown in the
Annual Fund Operating  Expenses table contained in the "Summary of the Funds" in this prospectus. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor  reimburses  for a period of three years  following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by each Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense  reimbursement  agreement will remain in effect  through March 31, 2009, and will continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

                                       59

The  Advisor  has  entered  into   subadvisory   agreements  (the   "Subadvisory
Agreements")  with  the  subadvisors  pursuant  to  which  the  subadvisors  are compensated out of the investment  advisory fees that the Advisor  receives from the Funds.  The current  subadvisors  to the Funds are  identified in "Principal
Investment Strategies and Related Risks" earlier in this prospectus.

A  discussion  regarding  the basis for the Board's  approval of the  investment management agreement with the Advisor and each Subadvisory Agreement (other than the Sub-Advisory Agreements listed below) is available in the Funds' semi-annual report to  shareholders  for the period ended  September  30, 2007. A discussion regarding the basis for the Board's approval of the Subadvisory  Agreements with
GSAM, PIMCO, and Westfield will be available in the Funds' semi-annual report to shareholders  for the period ending  September 30, 2008. A discussion  regarding the basis for the Board's approval of the Subadvisory Agreements with NWQ, Eaton
Vance, and Tygh Capital is available in the Funds' annual report to shareholders for the period ended March 31, 2008.

The Trust and the Advisor  have  obtained  an  exemptive  order (the  "Exemptive
Order") from the SEC that permits the Trust and the Advisor,  subject to certain conditions and approval by the Board, to hire and retain  subadvisors and modify subadvisory  arrangements  without  shareholder  approval.  Under the  Exemptive
Order,  the  Advisor  may act as a manager  of  managers  for all or some of the
Funds, and the Advisor supervises the provision of portfolio management services to those Funds by the subadvisors.  The Exemptive Order allows the Advisor:  (i)
to continue the  employment  of an existing  subadvisor  after events that would otherwise  cause an automatic  termination  of a subadvisory  agreement with the subadvisor;  and (ii) to reallocate  assets among  existing or new  subadvisors.
Within 90 days of retaining new  subadvisors,  the affected  Fund(s) will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the  subadvisors  and recommend their hiring, termination,  and replacement.  The Exemptive Order also relieves the Funds from disclosing  certain fees paid to  non-affiliated  subadvisors in documents filed with the SEC and provided to shareholders.

The SEC has proposed a rule (the "Manager of Managers  Rule") under the 1940 Act that would permit investment companies, such as the Trust, to utilize manager of managers  structures  without exemptive relief. The proposed Manager of Managers
Rule contains  provisions  that are similar to the  conditions  contained in the
Exemptive  Order.  If the  Manager of Managers  Rule is adopted by the SEC,  the
Trust will operate in accordance with the Rule, rather than the Exemptive Order.

Administrative Services

State  Street  Bank and Trust  Company  (the  "Administrator"),  located  at 200
Clarendon Street, Boston, Massachusetts,  is the administrator of the Funds. The
Funds pay the  Administrator  at an annual rate of the Funds'  average daily net assets for  external  administrative  services.  These  external  administrative services include fund accounting,  daily and ongoing maintenance of certain Fund
records,   calculation  of  the  Funds'  net  asset  values  (the  "NAVs"),  and preparation of shareholder reports.

The Advisor provides certain internal  administrative  services to the Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.10%
and 0.05% of the average

                                       60

daily  net  assets  of the  Class  Y-1  and  Class  Y-2  shares  of  the  Funds, respectively.  These  internal  administrative  services  include  attending  to shareholder  correspondence,  requests and inquiries,  and other  communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial  shareholders;  and monitoring and overseeing non-advisory relationships  with entities  providing  services to the Class Y-1 and Class Y-2 shares, including the transfer agent. From time to time, payments may be made to affiliates of the Advisor by the Funds or the Advisor,  out of the Advisor's own
resources, for services provided by those affiliates.

Pricing of Fund Shares

The price of each Fund's  shares is based on its NAV.  The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its  outstanding  shares.  Shares  are only  valued as of the close of regular  trading on the New York Stock  Exchange (the  "Exchange")  each day the
Exchange is open. The Exchange  normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund  values  its  investments  for which  market  quotations  are  readily available at market value.  Each Fund values  short-term  investments  that will mature within 60 days at amortized cost, which  approximates  market value. Each
Fund values all other  investments and assets at their fair value. The Board has delegated its  responsibility  of valuing  portfolio  securities to the Advisor, subject to  continuing  Board  oversight.  The Advisor has appointed a Valuation
Committee that is responsible  for overseeing the day-to-day  process of valuing portfolio  securities.  With  respect to portfolio  securities  for which market quotations  are not readily  available  or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Funds translate prices for their  investments  quoted in foreign  currencies into U.S. dollars at current  exchange rates. As a result,  changes in the value of those  currencies  in  relation  to the U.S.  dollar may affect a Fund's NAV.
Because foreign  markets may be open at different  times than the Exchange,  the value of a Fund's  shares may change on days when  shareholders  are not able to buy or sell them. If events materially  affecting the values of a Fund's foreign investments  (in the opinion of the Advisor and the  subadvisors)  occur between the close of foreign  markets and the close of regular  trading on the Exchange, or if  reported  prices are  believed by the  Advisor or the  subadvisors  to be unreliable,  these investments will be valued at their fair value. The Funds may rely on third-party  pricing vendors to monitor for events materially  affecting the values of the Funds' foreign investments during the period between the close of foreign markets and the close of regular  trading on the Exchange.  If events occur that materially affect the values of the Funds' foreign  investments,  the third-party pricing vendors will provide revised values to the Funds.

If market  quotations  are not  readily  available  for a Fund's  investment  in
domestic  securities,   such  as  restricted  securities,   private  placements,
securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid  securities,  these  investments  will be valued at their fair value.

                                       61

While fair  value  pricing  may be more  commonly  used with the Funds'  foreign investments, fair value pricing also may be used with domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using  closing  market  prices.
Also, due to the subjective  nature of fair value pricing,  a Fund's value for a particular security may be different from the last quoted market price.

Purchasing and Selling Fund Shares

Selecting an Appropriate Share Class

This  prospectus  offers  you a choice of three  classes of shares of the Funds:
Class Y-1, Class Y-2, and Class Y-3 shares. (In this prospectus,  the Class Y-1,
Class  Y-2,  and Class Y-3  shares  are  together  referred  to as the  "Class Y
Shares.")  This allows you to choose  among  different  levels of  services  and ongoing operating expenses, as illustrated in the "Fees and Expenses" section of this prospectus.

Class Y Shares  generally  are  available  only to clients of the Advisor and to institutional  investors  (including  certain  retirement  plans,  which include defined  benefit  and  defined  contribution  plans)  that meet the  eligibility requirements  presented  below. The class of shares that is best for you depends on a  number  of  factors,  such  as  whether  you  are  a  retirement  plan  or non-retirement plan investor,  the amount you intend to invest, and the level of services that you desire. Please consult the Advisor, your plan administrator or recordkeeper,  or your  financial  advisor,  as to  which  share  class  is most appropriate for you. Here is a summary of the differences among the Funds' Class
Y-1, Class Y-2, and Class Y-3 shares:

Class Y-1 Shares

     o    Initial Sales Charge: None

     o    Contingent Deferred Sales Charge: None

     o    12b-1 Fee: 0.25%

     o    Dividends: Higher annual expenses, and lower dividends, than Class Y-2 shares  and  Class  Y-3  shares  because  of the  12b-1  and  internal administrative fees paid by Class Y-1 shares to the Advisor.

     o    Minimum Purchase or Eligibility Requirements:  Must have invested over
          $50  million  in the Funds (in the case of defined  contribution  plan investors)  or at least $10  million (in the case of  investors  other than defined contribution plans) in the Funds.

     o    Shareholder  Services:  Full  shareholder  servicing  is  performed by
          Mercer and/or its affiliates, including communication with third-party
          administrators,   and  the   Class   Y-1   shares   pay  an   internal
          administrative fee for these services.

                                       62

Class Y-2 Shares

     o    Initial Sales Charge: None

     o    Contingent Deferred Sales Charge: None

     o    12b-1 Fee: None

     o    Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares;  higher annual expenses,  and lower dividends,  than Class Y-3 shares, because of the internal  administrative fees paid by Class Y-2 shares to the Advisor.

     o    Minimum  Purchase or Eligibility  Requirements:  Must have invested at least  $100  million  in the  Funds  or  entered  into  an  Investment
          Management Agreement with the Advisor or its affiliates. Retirement or other benefit plans of the Advisor and any of its affiliates  also may invest in Class Y-2  shares.  Class Y-2  shares are not  available  to certain defined contribution plans. Please consult the Advisor.

     o    Shareholder   Services:   Certain  limited  shareholder  servicing  is
          performed by the Advisor or its  affiliates,  and the Class Y-2 shares pay an internal administrative fee for these services.

Class Y-3 Shares

     o    Initial Sales Charge: None

     o    Contingent Deferred Sales Charge: None

     o    12b-1 Fee: None

     o    Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares and Class Y-2 shares.

     o    Minimum Purchase or Eligibility  Requirements:  Must have entered into an Investment Management Agreement with the Advisor or its affiliates, or have invested at least $350 million in the Funds (excluding defined
          contribution   plans).   The  MGI  Collective   Trust,   discretionary
          investment  management  clients of the Advisor or its affiliates prior to June 30, 2005, and retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-3 shares.  Please consult the Advisor.

     o    Shareholder  Services:  No  shareholder  servicing is performed by the
          Advisor or its  affiliates  at the Class level,  as it is  anticipated that  shareholder  servicing  will be performed  at the client  level.
          Shareholder servicing arrangements for holders of Class Y-3 shares are customized  to each  specific  client  and are not  paid  for from the assets of the Funds.

                                       63

Marketing and Shareholder Services (12b-1) Plan

The Funds have adopted a plan of marketing and shareholder  services,  or "12b-1 plan," to finance the provision of certain  marketing  services and  shareholder services  to owners of Class Y-1  shares of the  Funds.  The plan  provides  for payments  at annual  rates  (based on average net assets) of up to 0.25% of each
Fund's  Class  Y-1  shares.  These  fees  are  used  to pay  fees  to  financial intermediaries,  such as qualified  dealers and  retirement  recordkeepers,  for providing  certain  marketing and shareholder  services.  Because these fees are paid out of the  Funds'  assets or income on an ongoing  basis,  over time these fees will  increase  the cost of your  investment  (reducing  the return of your investment) and may cost you more than paying other types of sales charges.  For investors in defined  contribution  plans administered by Mercer HR Services LLC
("Mercer  Services"),  an affiliate of the Advisor that provides  administrative services to retirement plans,  these fees may be paid to Mercer Services.  Also, these fees may be paid to the Advisor,  or to Mercer  Securities,  a division of
MMC  Securities  Corp.,  an affiliate of the Advisor,  in connection  with their providing marketing services for the Class Y-1 shares of the Funds.

Purchasing Class Y Shares

The Funds sell their  Class Y Shares at the  offering  price,  which is the NAV.
Class Y Shares may not be  available  through  certain  financial  advisors  and retirement plan administrators and recordkeepers.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with  cash,  when  consistent  with the  Fund's  investment  objective  and policies.  Acceptance of such  purchases  will be at the  Advisor's  discretion.
Contact the Advisor for further information.

Purchasing Class Y-1 and Class Y-2 Shares

Class Y-1 and Class Y-2 shares may be purchased  through your financial  advisor or directly by contacting  PFPC Inc.,  the Funds'  transfer agent (the "transfer agent"), located at PO Box 9811, Providence, Rhode Island 02940-8011. If you are
a defined  contribution  retirement plan, Class Y-1 shares also may be purchased through your  retirement  plan  administrator  or  recordkeeper.  Your financial advisor,  the Funds'  transfer agent or your retirement  plan  administrator  or recordkeeper,  as  applicable,  generally  must receive your completed buy order before the close of regular trading on the Exchange for your shares to be bought at that  day's  offering  price.  Your  financial  advisor  or  retirement  plan administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary  documents to the Funds'  transfer  agent,  and may charge you for these services.  If you wish to purchase shares directly from the Funds, you may complete  an order form and write a check for the amount of Class Y Shares  that you wish to buy,  payable to the Trust.  Return the completed  form and check to the Funds' transfer agent.

Purchasing Class Y-3 Shares

Eligible institutional clients of the Advisor or its affiliates that wish to buy
Class Y-3 shares should contact the Advisor.

                                       64

The Funds may  periodically  close to new  purchases  of  shares.  The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual  funds must  obtain  and verify  information  that  identifies  investors opening new accounts.  If a Fund is unable to collect the required  information, the Fund or its agents may not be able to open a Fund  account.  Investors  must provide their full name, residential or business address, social security or tax identification  number,  and date of birth (as  applicable).  Entities,  such as trusts,  estates,  corporations,  and  partnerships,  must  also  provide  other identifying  information.  The  Funds  or their  agents  may  share  identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying  information after opening an account, the Fund reserves the right to close the account.

Selling Class Y Shares

You can sell your Class Y Shares  back to the Funds on any day the  Exchange  is open,  through  the  Advisor,  your plan  administrator  or  recordkeeper,  your financial advisor, or directly to the Funds, depending upon through whom and how you own your Class Y Shares.  Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

If you are an institutional  client of the Advisor (or its affiliates) that owns
Class Y Shares,  contact the Advisor or the Funds'  transfer  agent to sell your
Class Y Shares.  The Funds'  transfer  agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.  The Advisor may  establish  an earlier time by which it must receive instructions  from its  clients in order for its  clients to receive  that day's
NAV.

If you are not an  institutional  client of the Advisor,  contact your financial advisor or the Funds' transfer agent directly, as applicable, to sell your Class
Y Shares.  Your financial advisor or the Funds' transfer agent must receive your request in proper form before the close of regular  trading on the  Exchange for you to receive that day's NAV.

If you are a participant in a defined contribution retirement plan, contact your plan  administrator  or  recordkeeper  to sell your  Class Y  Shares.  Your plan administrator  or  recordkeeper  must receive your request in proper form before the close of regular  trading on the Exchange for you to receive that day's NAV.
Your plan  administrator or recordkeeper  will be responsible for forwarding the request to the Funds'  transfer  agent on a timely  basis and may charge you for his or her services.

Payments by the Funds

Each Fund  generally  sends you payment for your Class Y Shares the business day after your  request is  received.  Under  unusual  circumstances,  the Funds may suspend redemptions,  or postpone payment for more than seven days, as permitted by federal securities law.

                                       65

Redemptions by the Funds

Each Fund  reserves the right to pay  redemptions  "in-kind"  (i.e.,  payment in securities  rather  than  cash) if the value of the Class Y shares  that you are redeeming  is large enough to affect a Fund's  operations  (for  example,  if it represents  more than $250,000 or 1% of a Fund's  assets).  In these cases,  you might incur brokerage costs converting the securities to cash.

The Funds also reserve the right to close any account if the account value falls below  the  Funds'  minimum  account  level or if you are  deemed  to  engage in activities  that are illegal (such as late trading) or otherwise  believed to be detrimental to the Funds (such as market timing) to the fullest extent permitted by law. The 2.00%  short-term  trading fee will apply to  redemptions  of shares that have been held less than 30 days, including  redemptions  described in this section.

Exchanging Class Y Shares

If you want to switch your  investment  from one Fund to another  Fund,  you can exchange  your Class Y-1,  Class Y-2, or Class Y-3 shares,  as  applicable,  for shares of the same class of another Fund at NAV.

If you hold your  Class Y-1 or Class Y-2  shares  through a  financial  advisor, contact the  financial  advisor  regarding  the details of how to exchange  your shares.  If you hold your Class Y-1 or Class Y-2 shares directly with the Funds, contact  the  Funds'  transfer  agent,  and  complete  and  return  an  Exchange
Authorization  Form,  which is available  from the transfer  agent.  A telephone exchange  privilege  is  currently  available  for  exchanges  of  amounts up to
$500,000 in Class Y-1 or Class Y-2  shares.  If you hold your Class Y-1 or Class
Y-2  shares  through a  retirement  plan,  contact  your plan  administrator  or recordkeeper  regarding the details of how to make an exchange. If you own Class
Y-3 shares,  contact the Advisor  regarding  the details of how to exchange your shares.  Ask the Advisor,  your financial  advisor,  your plan  administrator or recordkeeper, or the Funds' transfer agent for a prospectus of the Funds.

Some Funds may not be available in all states.

The exchange privilege is not intended as a vehicle for short-term  trading.  As described  above,  excessive  exchange  activity may  interfere  with  portfolio management  and have an adverse  effect on all  shareholders.  In order to limit excessive  exchange  activity and otherwise to promote the best interests of the
Funds,  each Fund will  impose a  short-term  trading  fee of 2.00% of the total exchange amount  (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange  privilege, limit the amount or number of exchanges,  or reject any exchange.  The Fund into which you would like to exchange  also may reject your  exchange.  These actions may apply to all shareholders or only to those  shareholders whose exchanges the
Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds.  Consult the Funds, the Advisor,  or your plan administrator or recordkeeper before requesting an exchange.

                                       66

Frequent Trading of Fund Shares

The  Funds,  the  Advisor,  and  MGI  Funds  Distributors,   Inc.,  the  Trust's
distributor (the "Distributor"),  reserve the right to reject any purchase order for any  shares  of any class of the  Funds  for any  reason.  The Funds are not designed to serve as vehicles  for  frequent  trading in response to  short-term fluctuations in the securities markets. Accordingly,  purchases, including those that  are part of  exchange  activity,  that  the  Funds,  the  Advisor,  or the
Distributor  has determined  could involve actual or potential harm to the Funds may be  rejected.  Frequent  trading  of  Fund  shares  may  lead  to  increased transaction  costs  to the  Funds,  less  efficient  management  of  the  Funds'
portfolios (by disrupting portfolio investment strategies), and taxable gains to the  remaining  shareholders,  resulting  in dilution of the value of the shares held by long-term shareholders. The MGI Non-U.S. Core Equity Fund may be subject to the risk of one form of frequent  trading called time-zone  arbitrage,  where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which the Fund's securities trade, and the close of U.S. markets. Arbitrage opportunities may also occur in Funds that hold small capitalization securities (such as the MGI U.S. Small/Mid Cap Growth Equity Fund and MGI U.S.  Small/Mid  Cap  Value  Equity  Fund) or in Funds  that  invest  in thinly-traded  securities (such as high yield  securities,  which may be held by the MGI Core Opportunistic Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following  policies and  procedures  that are designed to restrict  frequent purchases  and  redemptions  of the  Funds'  shares.  Each  Fund  will  impose a short-term  trading fee of 2.00% of the total redemption  amount  (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less.  The  short-term  trading  fee is paid  directly  to the  Funds  and is designed  to offset  brokerage  commissions,  market  impact,  and  other  costs associated with short-term trading. The short-term trading fee will not apply in the following  circumstances:  redemptions  to pay  distributions  or loans from certain defined contribution plans; redemptions for loan repayment;  redemptions from certain omnibus accounts;  redemptions in the event of shareholder death or post-purchase  disability;  redemptions made as part of a systematic  withdrawal plan;  transactions in defined  contribution  plans for which Mercer Services is not the administrator; redemptions by the MGI Collective Trust; and transactions for a discretionary  investment management client of the Advisor when the client has provided the Advisor with  advance  notice of a planned  redemption  and the
Advisor  retains  discretion  to effect the  redemption on behalf of the client.
Furthermore,  exchanges by plan participants in defined  contribution  plans for which Mercer  Services is the  administrator  will be subject to the  short-term trading fee only with respect to shares that were purchased by exchange  (rather than by  contribution).  For  purposes of  determining  whether  the  short-term trading fee  applies,  the shares  that were held the  longest  will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees. Please see the SAI for details.

In addition to the  short-term  trading fee, the Board has adopted the following additional  policies and procedures.  Any shareholder  that is confirmed to have initiated four or more round trips (via exchanges or redemptions),  all equal to or  greater  than  $10,000  in value  within a 180-day  period,  will  receive a warning.  If  subsequent  activity of two or more round trips occurs  within 180 days, the shareholder's  exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do  not  apply  to the  MGI  Collective

                                       67

Trust or to discretionary investment management clients of the Advisor where the
Advisor has discretion to effect the trade.

There is no assurance that these  policies and  procedures  will be effective in limiting  frequent  trading in all accounts.  For example,  the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying  shareholders  that occurs  through  omnibus  accounts  maintained by broker-dealers or other financial intermediaries.

As discussed in "Redemptions by the Funds" earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions.  Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, each
Fund  generally  pays no  federal  income  tax on the  income and gains the Fund distributes to you.  Income  dividends,  if any, from net investment  income are normally  declared  and paid once each year in December.  Net  realized  capital gains,  if any, are  distributed at least  annually.  A Fund may distribute such income  dividends and capital gains more frequently,  if necessary,  in order to reduce or eliminate  federal  excise or income taxes on the Fund.  The amount of any  distributions  will vary,  and there is no  guarantee  that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are an  institutional  shareholder  of the  Class Y Shares  of a Fund,  you will receive income  dividends and capital gains  distributions in additional Class Y
Shares of the Fund, unless you notify the Advisor,  your financial  advisor,  or the Funds'  transfer  agent in writing  that you elect to receive  them in cash.
Distribution  options may be changed by shareholders at any time by requesting a change in  writing.  All  dividends  and  capital  gains  distributions  paid to retirement plan  shareholders  will be automatically  reinvested.  Dividends and distributions  are  reinvested on the  reinvestment  date at the net asset value determined at the close of business on that date.

Annual  Statements.  Every January,  you will receive a statement that shows the tax status of  distributions  you received the previous  calendar year.  Taxable distributions  declared in December to shareholders of record in such month, but paid in January, are taxable as if the distributions were paid in December.  The
Funds may reclassify income after your tax reporting statement is mailed to you.
Prior to issuing  your  statement,  the Funds  make  every  effort to search for
reclassified   income  to  reduce  the  number  of  corrected  forms  mailed  to shareholders.  However, when necessary, the Funds will send you a corrected Form
1099-DIV to reflect reclassified income information.

Avoid "Buying A Dividend." If you are a taxable investor and invest in the Class
Y Shares of a Fund shortly before the record date of a taxable distribution, the distribution  will  lower the value

                                       68

of the Fund's shares by the amount of the distribution and, in effect,  you will receive some of your investment back in the form of a taxable distribution.

Taxes

Tax  Considerations.  Dividends  and capital gains  distributed  by the Funds to tax-deferred  retirement plan accounts are not taxable currently. In general, if you are a taxable  investor,  Fund  distributions  are  taxable to you at either ordinary  income or capital  gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For  federal  income  tax  purposes,  if  you  are  a  taxable  investor,   Fund
distributions of short-term capital gains are taxable to you as ordinary income.
Fund  distributions  of long-term  capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends  designated by certain of the Funds may be qualified  dividend  income eligible for taxation by  individual  shareholders  at long-term  capital  gains rates,  provided  certain holding period  requirements  are met.  Because income dividends  from  interest  on debt  securities  continue  to be taxed at  higher ordinary  income tax rates,  the  dividends  paid by the MGI Core  Opportunistic
Fixed Income Fund and MGI US Short Maturity Fixed Income Fund generally will not qualify for this favorable tax treatment.

Redemptions and Exchanges.  When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes,  an exchange of your Class Y Shares of one  Fund  for  Class  Y  Shares  of a  different  Fund  is the  same as a sale.
Generally,  exchanges  within a  tax-deferred  retirement  plan account will not result in a capital  gain or loss for  federal  or state  income  tax  purposes.
Distributions  taken from a retirement  plan  account,  however,  generally  are taxable as ordinary income.

Back-Up  Withholding.  By law,  if you do not  provide a Fund  with your  proper taxpayer identification number and certain required  certifications,  you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds  from the sale of your  shares.  A Fund also must  withhold  if the IRS instructs the Fund to do so. When  withholding  is required,  the amount will be
28% of any distributions or proceeds paid.

Other. If you are a taxable investor, Fund distributions and gains from the sale of your Fund shares  generally are subject to state and local taxes. Any foreign taxes  that a Fund pays on its  investments  may be passed  through  to you as a foreign tax credit.  Non-U.S.  investors may be subject to U.S. withholding at a
30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S.
tax certification requirements to avoid back-up withholding and claim any treaty benefits.

Income  received by a Fund from certain  equity  interests  in mortgage  pooling vehicles is treated as "excess inclusion  income." A Fund may derive such income either  directly or through an  investment in a  U.S.-qualified  REIT that holds such interests or qualifies as a taxable  mortgage  pool.  The rules  concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting  further guidance from the IRS on how these rules are to be implemented.  Shareholders should talk to their tax advisors about whether an

                                       69

investment  in  a  Fund  is  a  suitable  investment  given  the  potential  tax consequences of the Fund's receipt and distribution of excess inclusion income.

This  discussion  is not  intended  to be  used  as  tax  advice.  Because  each investor's  tax situation is unique,  you should  consult your tax  professional about  federal,  state,  local,  or foreign tax  consequences  before  making an investment in a Fund.

                                       70

Financial Highlights

The Financial  Highlights  table is meant to help you  understand  the financial performance  of each  Fund  since  the  Fund's  inception.  Certain  information reflects  financial  results for a single Fund share.  The total  returns in the table  represent  the rate that you would have earned (or lost) on an investment in a Fund,  assuming  reinvestment  of all  dividends  and  distributions.  This information has been audited by Deloitte & Touche LLP, an Independent Registered
Public  Accounting  Firm,  whose  report,   along  with  each  Fund's  financial
statements,  are included in the Trust's annual report, which is incorporated by reference and available upon request.

Financial  highlights for the Class Y-3 shares of each Fund are shown to provide investors with financial  information about the Fund. Class Y-1 shares and Class
Y-2  shares  of the Funds had not  commenced  operations  as of the date of this prospectus, and financial highlights are not yet available for those shares. The returns  of the  Class Y-1  shares  and the Class  Y-2  shares  would  have been substantially similar to the returns of the Class Y-3 shares; however, Class Y-1 shares are  subject to a 12b-1 fee,  while Class Y-2 shares and Class Y-3 shares are not,  and Class Y-1 shares and Class Y-2 shares are  subject to an  internal administrative fee, while Class Y-3 shares are not. Had the Class Y-1 shares and the Class Y-2 shares of the Funds been operational  during the period shown, the dividend  distributions (if any) and investment performance of the Class Y-1 and
Class Y-2 shares would have been lower.

                                       71

MGI US Large Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                      Class Y-3
                                                                 -----------------------------------------------------

                                                                    Year ended       Year ended       Period ended
                                                                     03/31/08         03/31/07         03/31/06(a)

Net asset value at beginning of period                                $10.54            $10.58           $10.00
                                                                      ------            ------           ------
Net investment income+                                                  0.03              0.04             0.02
Net realized and unrealized  gain (loss) on investments                (0.06)             0.09             0.62
                                                                       ------             ----             ----
Total from investment operations                                       (0.03)             0.13             0.64
                                                                       ------             ----             ----
Less dividends and distributions:

   From net investment income                                          (0.03)           (0.02)            (0.01)
   From net realized gain on investments                               (0.28)           (0.15)            (0.05)
                                                                       ------           ------            ------
Total dividends and distributions                                      (0.31)           (0.17)            (0.06)
                                                                       ------           ------            ------
Net asset value at end of period                                      $10.20            $10.54            $10.58
                                                                      ======            ======            ======
Total investment return(b)                                             (0.55)%            1.28%             6.35%**

Ratios / Supplemental Data:
   Net investment income to average net assets                           0.25%            0.40%             0.34%*
   Net expenses to average daily net assets                              0.57%            0.57%             0.55%*
   Total expenses (before  reimbursements) to average daily net          0.68%            0.75%             0.90%*
   assets
Portfolio turnover rate                                                   129%              77%               63%**
Net assets at end of period (in 000's)                               $381,775         $308,879          $190,991

----------------------------------------------------------------

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**   Not annualized.

                                       72

MGI US Large Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                       Class Y-3
                                                                   ---------------------------------------------------

                                                                      Year ended        Year ended      Period ended
                                                                       03/31/08          03/31/07       03/31/06(a)

Net asset value at beginning of period                                 $11.77           $10.82           $10.00
                                                                       ------           ------           ------
Net investment income+                                                   0.20             0.19             0.11
Net realized and unrealized gain (loss) on investments                 (1.77)             1.10             0.79
                                                                       ------             ----             ----
Total from investment operations                                       (1.57)             1.29             0.90
                                                                       ------             ----             ----
Less dividends and distributions:

   From net investment income                                          (0.16)           (0.14)           (0.03)
   From net realized gain on investments                               (0.65)           (0.20)           (0.05)
                                                                       ------           ------           ------
Total dividends and distributions                                      (0.81)           (0.34)           (0.08)
                                                                       ------           ------           ------
Net asset value at end of period                                        $9.39           $11.77           $10.82
                                                                        =====           ======           ======
Total investment return(b)                                            (13.95)%           11.98%            9.03%**

Ratios / Supplemental Data:
   Net investment income to average net assets                           1.76%            1.67%            1.66%*
   Net expenses to average daily net assets                              0.55%            0.55%            0.53%*
   Total expenses  (before  reimbursements)  to average daily net        0.67%            0.72%            0.88%*
   assets
Portfolio turnover rate                                                   132%              67%              22%**
Net assets at end of period (in 000's)                               $376,226         $314,038         $196,799

------------------------------------------------------------------

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**   Not annualized.

                                       73

MGI US Small/Mid Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                       Class Y-3
                                                                   ---------------------------------------------------

                                                                     Year ended       Year ended       Period ended
                                                                      03/31/08         03/31/07        03/31/06(a)

Net asset value at beginning of period                                 $11.66           $11.99         $10.00
                                                                       ------           ------         ------
Net investment loss+                                                   (0.05)           (0.05)         (0.03)
Net realized and unrealized gain (loss) on investments                 (0.94)             0.37           2.15
                                                                       ------             ----           ----
Total from investment operations                                       (0.99)             0.32           2.12
                                                                       ------             ----           ----
Less dividends and distributions:

   From net realized gain on investments                               (0.83)           (0.65)         (0.13)
                                                                       ------           ------         ------
Total dividends and distributions                                      (0.83)           (0.65)         (0.13)
                                                                       ------           ------         ------
Net asset value at end of period                                        $9.84           $11.66         $11.99
                                                                        =====           ======         ======
Total investment return(b)                                             (9.40)%            2.75%         21.32%**

Ratios / Supplemental Data:
   Net investment loss to average net assets                           (0.39)%          (0.43)%        (0.41)%*
   Net expenses to average daily net assets                              0.92%            0.92%          0.90%*
   Total expenses  (before  reimbursements)  to average daily net        1.07%            1.15%          1.44%*
   assets
Portfolio turnover rate                                                    95%              77%            72%**
Net assets at end of period (in 000's)                               $161,362         $132,178        $87,340

------------------------------------------------------------------

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**   Not annualized.

                                       74

MGI US Small/Mid Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                       Class Y-3
                                                                  ----------------------------------------------------

                                                                    Year ended        Year ended       Period ended
                                                                     03/31/08          03/31/07         03/31/06(a)

Net asset value at beginning of period                                 $11.32           $11.03             $10.00
                                                                       ------           ------             ------
Net investment income+                                                   0.10             0.10               0.02
Net realized and unrealized gain (loss) on investments                 (2.13)             0.75               1.05
                                                                       -----              ----               ----
Total from investment operations                                       (2.03)             0.85               1.07
                                                                        -----             ----               ----
Less dividends and distributions:

   From net investment income                                          (0.07)           (0.06)              (0.01)
   From net realized gain on investments                               (0.37)           (0.50)              (0.03)
                                                                       ------           ------              ------
Total dividends and distributions                                      (0.44)           (0.56)              (0.04)
                                                                       ------           ------              ------
Net asset value at end of period                                        $8.85           $11.32              $11.03
                                                                        =====           ======              ======
Total investment return(b)                                            (18.26)%            7.90%              10.79%**

Ratios / Supplemental Data:
   Net investment income to average net assets                           1.01%            0.93%               0.25%*
   Net expenses to average daily net assets                              0.92%            0.92%               0.90%*
   Total expenses (before  reimbursements)  to average daily net         1.07%            1.17%               1.33%*
   assets
Portfolio turnover rate                                                    71%             139%                 23%**
Net assets at end of period (in 000's)                               $144,167         $118,166             $82,779
-----------------------------------------------------------------

(a)  Class commenced operations on August 15, 2005.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**   Not annualized.

                                       75

MGI Non-US Core Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                               Class Y-3
                                                                                   -----------------------------------
                                                                                     Period ended      Period ended
                                                                                       03/31/08        03/31/07(a)

Net asset value at beginning of period                                                  $13.76            $12.17
                                                                                        ------            ------
Net investment income+                                                                    0.32              0.06
Net realized and unrealized gain (loss) on investments                                   (0.41)             1.55
                                                                                         ------             ----
Total from investment operations                                                         (0.09)             1.61
                                                                                         ------             ----
Less dividends and distributions:

   From net investment income                                                            (0.21)            (0.02)
   From net realized gain on investments                                                 (0.70)               ---
                                                                                         ------             -----
Total dividends and distributions                                                        (0.91)            (0.02)
                                                                                         ------            ------
Net asset value at end of period                                                        $12.76            $13.76
                                                                                        ======            ======
Total investment return(b)                                                               (1.09)%           13.24%**

Ratios / Supplemental Data:
   Net investment income to average net assets                                            2.28%             0.75%*
   Net expenses to average daily net assets                                               0.82%             0.82%*
   Total expenses (before reimbursements) to average daily net assets                     0.96%             1.06%*
Portfolio turnover rate                                                                     72%               36%**
Net assets at end of period (in 000's)                                                $624,426          $475,351

----------------------------------------------------------------------------------

(a)  Class commenced operations on August 18, 2006.
(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**   Not annualized.

                                       76

MGI Core Opportunistic Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                         Class Y-3
                                                                      ------------------------------------------------

                                                                        Year ended      Year ended      Period ended
                                                                         03/31/08        03/31/07       03/31/06(a)

Net asset value at beginning of period                                     $10.21           $9.89           $10.00
                                                                           ------           -----           ------
Net investment income+                                                       0.51            0.48             0.27
Net realized and unrealized gain (loss) on investments                      (0.10)           0.14            (0.27)
                                                                            ------           ----            ------
Total from investment operations                                             0.41            0.62             0.00
                                                                            ------           ----            -----
Less dividends and distributions:
   From net investment income                                               (0.38)          (0.30)           (0.11)
                                                                            ------          ------           ------
Total dividends and distributions                                           (0.38)          (0.30)           (0.11)
                                                                            ------          ------           ------
Net asset value at end of period                                           $10.24          $10.21            $9.89
                                                                           ======          ======            =====
Total investment return(b)                                                   4.08%           6.30%           (0.02)%**

Ratios / Supplemental Data:
   Net investment income to average net assets                                 4.94%            4.74%          4.31%*
   Net expenses to average daily net assets                                    0.37%            0.37%          0.35%*
   Total  expenses  (before  reimbursements)  to  average  daily net           0.48%            0.55%          0.76%*
   assets
Portfolio turnover rate                                                         229%             244%          282%**
Net assets at end of period (in 000's)                                      $527,340         $465,912        $209,590

---------------------------------------------------------------------

(a)  Class commenced operations on August 15, 2005.

(b)  The total  return  would  have been  lower had  certain  expenses  not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**   Not annualized.

                                       77

MGI US Short Maturity Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

                                                                                         Class Y-3
                                                                      ------------------------------------------------

                                                                        Year ended      Year ended      Period ended
                                                                         03/31/08        03/31/07       03/31/06(a)

Net asset value at beginning of period                                     $10.05           $9.98           $10.00
                                                                           ------           -----           ------
Net investment income+                                                       0.49            0.48             0.24
Net realized and unrealized gain (loss) on investments                      (0.11)           0.06            (0.11)
                                                                            ------           ----            ------
Total from investment operations                                             0.38            0.54             0.13
                                                                            -----            ----            ------
Less dividends and distributions:
   From net investment income                                               (0.42)          (0.47)           (0.15)
                                                                            ------          ------           ------
Total dividends and distributions                                           (0.42)          (0.47)           (0.15)
                                                                            ------          ------           ------
Net asset value at end of period                                           $10.01          $10.05            $9.98
                                                                           ======          ======            =====
Total investment return(b)                                                   3.72%           5.51%            1.34%**

Ratios / Supplemental Data:
   Net investment income to average net assets                               4.80%           4.76%            4.00%*
   Net expenses to average daily net assets                                  0.32%           0.32%            0.30%*
   Total  expenses  (before  reimbursements)  to  average  daily net         0.49%           1.00%            1.31%*
   assets
Portfolio turnover rate                                                       131%            186%             121%**
Net assets at end of period (in 000's)                                    $62,172         $58,509          $16,764

---------------------------------------------------------------------
(a)  Class commenced operations on August 22, 2005.
(b)  The total  return  would have been lower had  certain  expenses not been reimbursed during the periods shown.
+    Computed using average shares outstanding throughout the year.
*    Annualized.
**   Not annualized.

                                       78

                                        MGI Funds

                                        MGI US Large Cap Growth Equity Fund
                                        MGI US Large Cap Value Equity Fund
                                        MGI US Small/Mid Cap Growth Equity Fund
                                        MGI US Small/Mid Cap Value Equity Fund
                                        MGI Non-US Core Equity Fund
                                        MGI Core Opportunistic Fixed Income Fund
                                        MGI US Short Maturity Fixed Income Fund

                                        Prospectus

                                        July 31, 2008

If  you  want  more  information   about  the  Funds,  the
following documents are available free upon request:

Annual/Semi-Annual Reports

Additional  information  about each Fund's  investments is
available in the Fund's annual and semi-annual  reports to
shareholders.  In the Funds' annual report,  you will find
a  discussion  of the  market  conditions  and  investment
strategies   that   significantly   affected  each  Fund's
performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI  provides  more  detailed  information  about  the
Funds  and  is   incorporated   by  reference   into  this
prospectus (i.e., it is legally  considered a part of this
prospectus).

You  may  discuss  your  questions   about  the  Funds  by
contacting  your plan  administrator  or  recordkeeper  or
financial  advisor.  You may  obtain  free  copies  of the
Funds'  annual  and  semi-annual  reports  and  the SAI by
contacting  the Funds  directly at  1-800-428-0980.  As of
the  date  of  this   prospectus,   the  Trust's   website
(www.mgifunds.com)  is under construction.  In the future,
you will be able to obtain  copies of the  Funds'  reports
and SAI at this address.

You may  review  and copy  information  about  the  Funds,
including  shareholder  reports and the SAI, at the Public
Reference Room of the  Securities and Exchange  Commission
in Washington,  D.C. You may obtain  information about the
operations of the SEC's Public  Reference  Room by calling
the SEC at  1-202-551-8090.  You may get copies of reports
and other information about the Funds:

o    For    a    fee,    by    electronic    request    at
     publicinfo@sec.gov  or by  writing  the SEC's  Public
     Reference Section, Washington, D.C. 20549-0102; or

o    Free from the EDGAR  Database  on the SEC's  Internet
     website at:  http://www.sec.gov.

MGI Funds
Investment Company Act File No. 811-21732

                                    MGI Funds

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 31, 2008

MGI Funds (the  "Trust")  is an  open-end  management  investment  company  that currently  offers  shares in seven  separate and distinct  series,  representing separate  portfolios of investments (each individually  referred to as a "Fund,"
and collectively  referred to as the "Funds").  Each Fund has its own investment objective. The seven Funds are:

MGI US Large Cap Growth Equity Fund
MGI US Large Cap Value Equity Fund
MGI US Small/Mid Cap Growth Equity Fund
MGI US Small/Mid Cap Value Equity Fund
MGI Non-US Core Equity Fund
MGI Core Opportunistic Fixed Income Fund
MGI US Short Maturity Fixed Income Fund

Each Fund offers interests in four classes of shares:  Class S, Class Y-1, Class
Y-2, and Class Y-3.

Mercer Global Investments, Inc. (the "Advisor") serves as the investment advisor of the Funds.

This Statement of Additional  Information ("SAI") is not a prospectus and should be read only in  conjunction  with the Funds' current  Prospectuses,  each dated
July 31,  2008.  Portions  of the  Funds'  Annual  Report  to  Shareholders  are
incorporated  by  reference  into  this  SAI.  A copy of the  Annual  Report  to
Shareholders or a Prospectus may be obtained by calling your plan  administrator or  recordkeeper  or  financial  advisor,  or by calling  the Trust toll free at
1-800-428-0980 (in the case of Class S shares) or 1-866-658-9896 (in the case of
Class Y shares).  Each Prospectus  contains more complete  information about the
Funds. You should read it carefully before investing.

              Not FDIC Insured. May lose value. No bank guarantee.

         Mortgage-Backed Securities, Mortgage Pass-Through Securities,

                                       i

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING, AND OTHER SERVICE ARRANGEMENTS..32

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION

                                       ii

GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware  statutory  trust organized on March 11, 2005. The Trust currently  offers shares in the following  seven series,  representing  separate portfolios of investments: MGI US Large Cap Growth Equity Fund, MGI US Large Cap
Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, MGI US Small/Mid Cap
Value Equity Fund,  MGI Non-US Core Equity Fund,  MGI Core  Opportunistic  Fixed
Income Fund, and MGI US Short Maturity Fixed Income Fund.

Each Fund  currently  offers four classes of shares:  Class S shares,  Class Y-1 shares,  Class Y-2 shares, and Class Y-3 shares (Class Y-1, Class Y-2, and Class
Y-3 shares are together, the "Class Y Shares").

Diversification Status

Each Fund is  classified  as  "non-diversified"  for purposes of the  Investment
Company Act of 1940, as amended (the "1940 Act"),  which means that each Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single  issuer.  To the extent that a Fund, as a non-diversified  investment  company,  makes  investments in excess of 5% of its total assets in the securities of a particular  issuer,  the Fund's  exposure to the risks  associated  with that issuer is  increased.  Because each Fund,  as a non-diversified  investment company,  may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price  volatility than that  experienced by diversified investment companies.

General Definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"1933 Act" shall mean the Securities Act of 1933, as amended.

"1940 Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" shall mean State Street Bank and Trust Company,  which serves as the Funds' administrator.

"Advisor" shall mean Mercer Global Investments, Inc., which serves as the Funds'
investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Custodian" shall mean State Street Bank and Trust Company,  which serves as the
Funds' custodian.

"Distributor"  shall  mean MGI Funds  Distributors,  Inc.,  which  serves as the
Trust's principal underwriter.

                                       1

"Domestic  Equity Funds" shall mean the MGI US Large Cap Growth Equity Fund, MGI
US Large Cap Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, and MGI
US Small/Mid Cap Value Equity Fund.

"Equity Funds" shall mean the Domestic Equity Funds and the Foreign Equity Fund.

"Foreign Equity Fund" shall mean the MGI Non-US Core Equity Fund.

"Fixed Income Funds" shall mean the MGI Core Opportunistic Fixed Income Fund and
MGI US Short Maturity Fixed Income Fund.

"Funds"  shall mean the MGI US Large Cap Growth  Equity  Fund,  MGI US Large Cap
Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, MGI US Small/Mid Cap
Value Equity Fund,  MGI Non-US Core Equity Fund,  MGI Core  Opportunistic  Fixed
Income Fund, and MGI US Short Maturity Fixed Income Fund.

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Subadvisor" shall mean a subadvisor to a Fund.

"Trust"  shall mean the MGI Funds,  an open-end  management  investment  company registered under the 1940 Act.

INVESTMENT STRATEGIES

In addition to the securities and financial  instruments described in the Funds'
Prospectuses,  the  Funds are  authorized  to employ  certain  other  investment strategies  and to invest in certain  other types of  securities  and  financial instruments,  as  described  below.  Not  every  Fund  will  utilize  all of the investment strategies, or invest in all of the types of securities and financial instruments that are listed.

All Funds

Borrowing

A Fund may borrow money as a temporary measure for extraordinary  purposes or to facilitate redemptions.  A Fund also may borrow money for investment purposes. A
Fund  will not  borrow  money in  excess  of 33 1/3% of the  value of its  total assets.  Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset  coverage  shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays),  or such  longer  period  as the  SEC  may  prescribe  by  rules  and regulations,  reduce the  amount of its  borrowings  to such an extent  that the asset coverage of such borrowings shall be at least 300%.

                                       2

Cash and Short-Term Investments

A Fund may  invest  a  portion  of its  assets  in  short-term  debt  securities
(including   repurchase   agreements  and  reverse  repurchase   agreements)  of
corporations,  the U.S. government and its agencies and  instrumentalities,  and banks and finance companies, which may be denominated in any currency.

A Fund may  invest a portion  of its  assets in  shares  issued by money  market mutual funds. A Fund also may invest in collective  investment vehicles that are managed by an unaffiliated investment manager,  pending investment of the Fund's assets in portfolio  securities.  When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents,  up to a maximum of 100% of its net  assets.  Cash  equivalent  holdings  may be in any currency  (although such holdings may not constitute "cash or cash  equivalents"
for tax  diversification  purposes  under the  Code).  When a Fund  invests  for temporary defensive purposes,  such investments may affect the Fund's ability to achieve its investment objective.

Loans of Portfolio Securities

A Fund  may  lend its  portfolio  securities  to  qualified  broker-dealers  and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities  loaned;  (2) the Fund may call the loan at any time and receive the  securities  loaned;  (3) the Fund will receive any interest or dividends  paid on the loaned  securities;  and (4)
the aggregate  market value of securities  loaned will not at any time exceed 33
1/3% of the total  assets of the  Fund.  Collateral  will  consist  of U.S.  and
non-U.S. securities, cash equivalents, or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in  collateral  in the event of default or  insolvency of a borrower of a
Fund's portfolio  securities.  A Fund may not retain voting rights on securities while they are on loan.

The Funds participate in a securities  lending program under which the Custodian is  authorized  to lend Fund  portfolio  securities  to qualified  institutional investors that post appropriate collateral.  The Custodian receives a portion of the interest earned on any reinvested collateral.

Repurchase Agreements

When a Fund enters into a repurchase  agreement,  it purchases securities from a bank or broker-dealer,  which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price,  thereby  determining the yield during the term of the agreement.  As a result, a repurchase agreement provides a fixed rate of  return  insulated  from  market  fluctuations  during  the  term of the agreement.  The term of a  repurchase  agreement  generally  is short,  possibly overnight or for a few days,  although it may extend over a number of months (up to one year) from the date of delivery.  Repurchase  agreements  are  considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities  transferred  to the Fund.  Repurchase  agreements  will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a  repurchase  agreement  having  more than seven days

                                       3

remaining to maturity if, as a result,  such agreement,  together with any other illiquid  securities held by the Fund,  would exceed 15% of the value of the net assets of the Fund.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities  dealers believed to be creditworthy,  concurrently with an agreement by the Fund to repurchase the same securities  at a later date at a fixed price,  which is  generally  equal to the original  sales price plus  interest.  A Fund retains  record  ownership and the right to receive  interest and principal  payments on the  portfolio  securities involved.  In connection with each reverse repurchase agreement  transaction,  a
Fund will direct the Custodian to designate  cash, U.S.  government  securities, equity securities, and/or investment and non-investment grade debt securities as segregated  assets of the Fund in an amount equal to the repurchase  price. When
engaging  in  (or  purchasing)   reverse  repurchase   agreements,   when-issued
securities,   options,   futures,   forward   contracts,   or  other  derivative
transactions,  a Fund will cause the  Custodian  to  earmark on the  Custodian's books cash, U.S. government  securities,  or other liquid portfolio  securities, which shall be unencumbered  and  marked-to-market  daily.  (Any such assets and securities designated as segregated by the Custodian on its records are referred to in  this  SAI as  "Segregated  Assets.")  Such  Segregated  Assets  shall  be maintained in accordance with pertinent positions of the SEC.

A reverse  repurchase  agreement  involves the risk that the market value of the securities  retained by a Fund may decline below the price of the securities the
Fund has sold but is obligated to repurchase  under the agreement.  In the event the  buyer  of  securities  under  a  reverse  repurchase  agreement  files  for bankruptcy or becomes  insolvent,  a Fund's use of the proceeds of the agreement may be restricted  pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
Reverse repurchase  agreements are considered  borrowings by a Fund and as such, are subject to the same investment limitations.

Swaps

A Fund may  engage in swaps,  including,  but not  limited  to,  interest  rate, currency,  credit  default,  and index swaps and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into  these  transactions  to  preserve  a  return  or  spread  on a  particular investment or portion of the portfolio,  to modify the portfolio's  duration, to protect  against any increase in the price of  securities  the Fund  anticipates purchasing at a later date,  or to gain exposure to certain  markets in the most economical way possible.

Interest  rate swaps  involve the exchange by a Fund with another party of their respective  commitments to receive or pay interest  (e.g.,  an exchange of fixed rate payments for floating rate payments)  with respect to a notional  amount of principal.  Currency  swaps  involve  the  exchange  of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the  purchaser to receive  payments on a notional principal  amount from the party  selling the cap to the extent that a specified index  exceeds a  predetermined  interest  rate or amount.  The  purchase  of an interest  rate floor  entitles the  purchaser to receive  payments on a notional principal amount from the party selling the floor to the extent that a

                                       4

specified index falls below a predetermined interest rate or amount. A collar is a  combination  of a cap and a floor  that  preserves  a certain  return  with a predetermined range of interest rates or values.

The use of swaps involves  investment  techniques and risks different from those associated with ordinary  portfolio  security  transactions.  If a subadvisor is incorrect in its forecast of market values, interest rates, and other applicable factors,  the  investment  performance  of a Fund will be less favorable than it would  have been if this  investment  technique  were never  used.  Swaps do not involve the delivery of securities or other underlying assets or principal,  and are subject to  counterparty  risk.  If the other party to a swap  defaults  and fails to consummate the  transaction,  a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually  entitled to receive.
Under Internal Revenue Service rules, any nonperiodic  payments  received or due under the notional  principal  contract must be recognized  over the term of the notional  principal contract in a manner that reflects the economic substance of the contract.

The  equity  swaps  in  which  a  Fund  may  invest  involve  agreements  with a counterparty. The return to a Fund on any equity swap contract will be the total return on the notional  amount of the contract as if the amount were invested in the stocks  comprising the contract index in exchange for an interest  component based on the notional  amount of the  agreement.  A Fund will only enter into an equity swap  contract on a net basis,  i.e.,  the two parties'  obligations  are netted out, with the Fund paying or receiving,  as the case may be, only the net amount of the  payments.  Payments  under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the  counterparty  to a swap  contract,  a Fund will be limited  to  contractual  remedies  pursuant  to the  agreements  related to the transaction.  There is no assurance  that a swap contract  counterparty  will be able to meet its  obligations  pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual  remedies. A Fund thus assumes  the risk  that it may be  delayed  in,  or  prevented  from,  obtaining payments owed to it pursuant to a swap contract.  However, the amount at risk is only the net  unrealized  gain,  if any,  on the swap,  not the entire  notional amount. The subadvisor that enters into the swap agreement will closely monitor,
subject  to  the  oversight  of  the  Board,   the   creditworthiness   of  swap
counterparties in order to minimize the risk of swaps.

The Advisor and the Trust do not believe  that a Fund's  obligations  under swap contracts are senior securities and, accordingly,  the Funds will not treat them as being subject to their borrowing or senior securities restrictions.  However, the net  amount  of the  excess,  if  any,  of a  Fund's  obligations  over  its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of  Segregated  Assets  having an aggregate  market value at least equal to the  accrued  excess  amount  will be  segregated  on the  books of the
Custodian in  accordance  with SEC  positions.  To the extent that a Fund cannot dispose  of a swap in the  ordinary  course of  business  within  seven  days at approximately  the value at which the Fund has  valued  the swap,  the Fund will treat the swap as illiquid and subject to the Fund's  overall  limit on illiquid investments of 15% of the Fund's net assets.

                                       5

Futures

A Fund may enter into contracts for the purchase or sale for future  delivery of securities, indices, and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain  delivery to a Fund of the securities or foreign  currency  called for by the  contract  at a specified  price  during a specified  future  month.  When a futures contract is sold, a Fund incurs a contractual  obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures  transaction,  it must  deliver to the futures commission  merchant  selected  by the Fund an amount  referred  to as  "initial margin."  This  amount is  maintained  by the futures  commission  merchant in a segregated account at the custodian bank.  Thereafter,  a "variation margin" may be paid by the Fund to, or drawn by the Fund from,  such  account in  accordance with controls set for such accounts,  depending upon changes in the price of the underlying  securities  subject to the futures contract.  A Fund also may effect futures  transactions  through futures commission  merchants that are affiliated with the  Advisor,  a  subadvisor,  or the Fund in  accordance  with  procedures adopted by the Board.

A Fund may enter into futures  transactions  on domestic  exchanges  and, to the extent such  transactions  have been approved by the Commodity  Futures  Trading
Commission for sale to customers in the United States, on foreign exchanges.  In addition,  a Fund may sell stock index futures in anticipation  of, or during, a market  decline to attempt to offset  the  decrease  in the market  value of the
Fund's common stocks that might otherwise  result,  and a Fund may purchase such contracts  in order to offset  increases  in the cost of common  stocks  that it intends to  purchase.  Unlike other  futures  contracts,  a stock index  futures contract  specifies  that no delivery of the actual  stocks  making up the index will take place. Instead,  settlement in cash must occur upon the termination of the contract.

While  futures  contracts  provide for the  delivery of  securities,  deliveries usually do not occur.  Contracts  are  generally  terminated  by  entering  into offsetting transactions.

A Fund may enter into futures  contracts to protect  against the adverse effects of fluctuations in security prices,  interest, or foreign exchange rates without actually buying or selling the securities or foreign currency.  For example,  if interest  rates are  expected  to  increase,  a Fund might  enter  into  futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent  value of the debt securities owned by the Fund.
If interest rates did increase,  the value of the debt  securities in the Fund's portfolio  would  decline,  but the value of the futures  contracts  to the Fund would increase at  approximately  the same rate,  thereby  keeping the net asset value of the Fund from declining as much as it otherwise would have.  Similarly, when it is expected that interest  rates may decline,  futures  contracts may be purchased to hedge in  anticipation  of  subsequent  purchases of  securities at higher prices. A Fund also may enter into futures contracts as a low cost method for gaining or reducing  exposure to a particular  currency or securities market without directly investing in those currencies or securities.

                                       6

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated  benefits of futures  contracts,  or may realize a loss.
For  example,  if a Fund is hedged  against  the  possibility  of an increase in interest rates that would  adversely  affect the price of securities held in its portfolio and interest rates decrease  instead,  the Fund would lose part or all of the  benefit of the  increased  value that the Fund has because it would have offsetting losses in its futures position. In addition,  in such situations,  if the Fund has insufficient cash, the Fund may be required to sell securities from its  portfolio  to meet  daily  variation  margin  requirements.  Such  sales of securities may, but will not  necessarily,  be at increased  prices that reflect the rising market.  A Fund may be required to sell  securities at a time when it may be disadvantageous to do so.

Options

A Fund may purchase and write call or put options on foreign or U.S.  securities and  indices  and  enter  into  related  closing  transactions.  A Fund also may purchase  exchange-listed  call options on particular  market segment indices to achieve temporary exposure to a specific industry.

A Fund may  invest in options  that  either  are  listed on U.S.  or  recognized foreign exchanges or traded  over-the-counter.  Certain over-the-counter options may be illiquid.  Thus,  it may not be possible to close  options  positions and this may have an adverse  impact on a Fund's  ability to  effectively  hedge its securities.  A Fund will only  invest in such  options to the extent  consistent with its 15% limitation on investments in illiquid securities.

Purchasing Call Options--A Fund may purchase call options on securities.  When a
Fund  purchases a call  option,  in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security  underlying the  option at a  specified  exercise  price at any time  during the term of the option. The writer of the call option, who receives the premium upon writing the option,  has the  obligation,  upon  exercise  of the  option,  to  deliver  the underlying  security  against  payment of the exercise  price.  The advantage of purchasing  call options is that a Fund may alter its portfolio  characteristics and modify its portfolio  maturities  without incurring the cost associated with transactions.

A Fund may,  following the purchase of a call option,  liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously  purchased.  The Fund will realize a profit from a closing sale  transaction if the price received on the transaction is more than the premium  paid to purchase the  original  call option;  the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although a Fund  generally will purchase only those call options for which there appears to be an active  secondary  market,  there is no assurance that a liquid secondary market on an exchange will exist for any particular  option, or at any particular  time, and for some options,  no secondary  market on an exchange may exist. In such event,  it may not be possible to effect closing  transactions in particular  options,  with the result that the Fund would have to  exercise  its options in order to realize  any profit and would  incur  brokerage  commissions upon the exercise of such  options and upon the  subsequent  disposition  of the underlying  securities  acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently,  a call option purchased by a Fund may expire without any value to the Fund, in

                                       7

which  event the Fund would  realize a capital  loss,  which will be  short-term unless the option was held for more than one year.

Covered Call Writing--A Fund may write covered call options from time to time on such portions of its  portfolio,  without limit,  as a subadvisor  determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium, which is additional  income.  However,  if the security rises in value,  the Fund may not fully participate in the market appreciation.

During the option  period for a covered call option,  the writer may be assigned an exercise notice by the broker-dealer through which such call option was sold, requiring the writer to deliver the underlying  security  against payment of the exercise price.  This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an  option  of the same  series  as the  option  previously  written,  cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to  permit  the sale of the  underlying  security,  or to enable a Fund to write another call option on the underlying  security with either a different exercise price or  expiration  date or both. A Fund may realize a net gain or loss from a closing  purchase  transaction,  depending  upon  whether  the net amount of the original  premium  received  on the call option is more or less than the cost of effecting  the  closing  purchase  transaction.  Any loss  incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying  security.  Such a loss also may be wholly or partially  offset by unrealized  appreciation  in the market value of the  underlying  security.  Conversely,  a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires  unexercised,  a Fund will realize a short-term capital gain in the amount of the premium on the option,  less the commission paid. Such a gain,  however,  may be  offset by  depreciation  in the  market  value of the underlying  security during the option period. If a call option is exercised,  a
Fund will realize a gain or loss from the sale of the underlying  security equal to the difference  between the cost of the underlying  security and the proceeds of the sale of the  security,  plus the amount of the premium on the option less the commission paid.

A Fund will write call options only on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an  absolute  and  immediate  right  to  acquire  that  security  without additional cash  consideration (or for additional cash  consideration  held in a segregated  account by the  Custodian)  upon  conversion  or  exchange  of other securities  held by the Fund.  A call option is also deemed to be covered if the
Fund holds a call on the same security and in the same  principal  amount as the call  written  and the  exercise  price of the call held (i) is equal to or less than the  exercise  price  of the  call  written,  or (ii) is  greater  than the exercise  price of the call written if the  difference is maintained by the Fund in Segregated Assets in a segregated account with the Custodian.

                                       8

Purchasing  Put Options--A  Fund also may purchase put options.  A Fund will, at all times during which it holds a put option,  own the security  covered by such option.

A put  option  purchased  by a  Fund  gives  it the  right  to  sell  one of its securities  for an  agreed  price up to an  agreed  date.  The  Funds  intend to purchase put options, at the discretion of the subadvisors,  in order to protect against a decline  in the  market  value of the  underlying  security  below the exercise  price less the premium paid for the option  ("protective  puts").  The ability to purchase put options will allow a Fund to protect unrealized gains in an appreciated  security in its portfolio without actually selling the security.
If the  security  does not drop in  value,  a Fund  will  lose the  value of the premium  paid.  A Fund may sell a put option  that it has  previously  purchased prior to the sale of the  securities  underlying  such  option.  Such  sale will result in a net gain or loss,  depending  on whether the amount  received on the sale is more or less than the  premium and other  transaction  costs paid on the put option that is sold.

A Fund may sell a put  option  purchased  on  individual  portfolio  securities.
Additionally,  a Fund may enter into closing sale  transactions.  A closing sale transaction  is one in which a Fund,  when it is the  holder  of an  outstanding option,  liquidates the Fund's  position by selling an option of the same series as the option previously purchased.

Writing Put Options--A Fund also may write put options on a secured basis, which means that a Fund will  maintain  in a  segregated  account  with the  Custodian
Segregated Assets in an amount not less than the exercise price of the option at all times during the option period.  The amount of Segregated Assets held in the segregated  account will be adjusted on a daily basis to reflect  changes in the market prices of the  securities  covered by the put option written by the Fund.
Secured  put  options  will  generally  be  written  in  circumstances  where  a subadvisor wishes to purchase the underlying  security for a Fund's portfolio at a price lower than the current  market price of the security.  In such event,  a
Fund would write a secured put option at an exercise price which, reduced by the premium received on the option,  reflects the lower price the Fund is willing to pay.

Following  the  writing  of a put  option,  a Fund  may  wish to  terminate  the obligation  to buy the  security  underlying  the option by  effecting a closing purchase  transaction.  This is  accomplished  by  buying  an option of the same series as the option previously written. A Fund may not, however,  effect such a closing  transaction  after the Fund has been  notified  of the  exercise of the option.

Index Options

A Fund may  purchase  exchange-listed  call  options  on stock and fixed  income indices,  and sell  such  options  in  closing  sale  transactions  for  hedging purposes.  A Fund also may  purchase  call  options  on indices  primarily  as a substitute  for taking  positions in certain  securities or a particular  market segment.  A Fund also may purchase  call options on an index to protect  against increases in the price of securities underlying that index that the Fund intends to purchase, pending its ability to invest in such securities.

In addition,  a Fund may purchase put options on stock and fixed income indices, and sell such  options in closing  sale  transactions.  A Fund may  purchase put options on broad market indices in order to protect its fully invested portfolio from a general market  decline.  Put options on

                                       9

market  segments  may be  bought to  protect  a Fund from a decline  in value of heavily weighted  industries in the Fund's  portfolio.  Put options on stock and fixed  income  indices also may be used to protect a Fund's  investments  in the case of one or more major redemptions.

A Fund also may write  (sell)  put and call  options  on stock and fixed  income indices.  While the option is open, a Fund will  maintain a  segregated  account with the Custodian in an amount equal to the market price of the option.

Options on indices  are similar to regular  options  except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the  closing  level of the index upon which the option is based is greater  than
(in the case of a call) or less than (in the case of a put) the  exercise  price of the  option.  This  amount  of cash is equal to the  difference  between  the closing  price of the index and the  exercise  price of the option  expressed in
U.S.  dollars times a specified  multiplier (the  "multiplier").  The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

A Fund's  purchase of options on indices will subject it to the risks  described below.

Because the value of an index option  depends upon movements in the level of the index,  rather  than the  price of a  particular  security,  whether a Fund will realize a gain or loss on the  purchase  of an option on an index  depends  upon movements  in the level of prices in the market  generally  or in an industry or market  segment,  rather than  movements in the price of a particular  security.
Accordingly,  successful  use by a Fund of  options  on  indices is subject to a subadvisor's  ability to predict  correctly  the  direction  of movements in the market  generally or in a particular  industry or market segment.  This requires different  skills  and  techniques  than  predicting  changes  in the  prices of individual securities.

Index prices may be distorted if trading of a  substantial  number of securities included  in the index is  interrupted,  causing  the trading of options on that index to be  halted.  If a trading  halt  occurred,  a Fund would not be able to close out options  that it had  purchased  and the Fund may incur  losses if the underlying  index moved  adversely  before  trading  resumed.  If a trading halt occurred  and  restrictions  prohibiting  the  exercise of options  were imposed through  the close of trading on the last day before  expiration,  exercises  on that day would be  settled  on the basis of a closing  index  value that may not reflect  current price  information  for  securities  representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final  determination  of the closing  index value for that day,  the Fund runs the risk that the level of the  underlying  index may change  before  closing.  If such a change causes the exercised option to fall  "out-of-the-money," a Fund will be required to pay the difference  between the closing index value and the exercise price of the option
(times the applicable multiplier) to the assigned writer. Although a Fund may be able to  minimize  this risk by  withholding  exercise  instructions  until just before the daily  cutoff time or by selling  rather than  exercising  the option when the index level is close to the exercise  price,  it may not be possible to eliminate  this risk entirely  because the cutoff times for index options may be earlier  than  those  fixed  for other  types of  options  and may occur  before definitive closing index values are announced.

                                       10

Rule 144A and Illiquid Securities

A Fund may  invest  in  securities  that are  exempt  under  Rule  144A from the registration requirements of the 1933 Act. Those securities purchased under Rule
144A are traded among qualified institutional investors.

The Board has instructed  each  subadvisor to consider the following  factors in determining  the liquidity of a security  purchased  under Rule 144A for a Fund:
(i) the security can be sold within seven days at approximately  the same amount at which the security is valued by the Fund; (ii) there is reasonable  assurance that the security will remain  marketable  throughout the period the security is expected to be held by the Fund,  taking into  account the actual  frequency  of trades  and  quotations  for the  security  (expected  frequency  in the case of initial  offerings);  (iii) at least two dealers make a market in the  security;
(iv) there are at least  three  sources  from which a price for the  security is readily  available;  (v)  settlement  is made in a "regular way" for the type of security at issue;  and (vi) for Rule 144A  securities that are also exempt from registration under Section 3(c)(7) of the 1940 Act, there is a sufficient market of  "qualified  purchasers"  (as  defined  in the 1940 Act) to  assure  that the security will remain  marketable  throughout the period the security is expected to be held by the Fund.  Though the Board delegates the day-to-day  functions to the Funds'  subadvisors,  the Board will  continue to monitor  and  periodically review  the  subadvisors'  selections  of Rule 144A  securities,  as well as the subadvisors' determinations as to their liquidity. Investing in securities under
Rule 144A could have the effect of increasing the level of a Fund's  illiquidity
to  the  extent  that  qualified   institutional  buyers  become,  for  a  time,
uninterested in purchasing  these  securities.  After the purchase of a security under Rule 144A, however,  the Board and the subadvisor will continue to monitor the  liquidity of that  security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

A Fund will limit its investments in securities that the Fund is restricted from selling to the public  without  registration  under the 1933 Act to no more than
15% of the Fund's net  assets,  excluding  restricted  securities  eligible  for resale  pursuant to Rule 144A that have been determined to be liquid pursuant to policies and procedures adopted by the Board, which include continuing oversight by the Board.

If a subadvisor  determines that a security  purchased for a Fund in reliance on
Rule 144A that was previously  determined to be liquid, is no longer liquid and, as a result,  the Fund's holdings of illiquid  securities  exceed the Fund's 15%
limitation on investments in such securities, the subadvisor will determine what action  shall be taken to  ensure  that the Fund  continues  to  adhere  to such limitation,  including disposing of illiquid assets, which may include such Rule
144A securities.

Investment Company Securities

Securities of other investment companies may be acquired by a Fund to the extent that such  purchases are  consistent  with the Fund's  investment  objective and restrictions  and are permitted  under the 1940 Act. The 1940 Act requires that, as determined  immediately after a purchase is made, (i) not more than 5% of the value of a Fund's  total  assets will be invested in the  securities  of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding  voting stock of any one investment company will be owned by a Fund.  Certain

                                       11

exceptions  to  these  limitations  may  apply.  As  a  shareholder  of  another investment company, a Fund would bear, along with the investment company's other shareholders,  the Fund's pro rata portion of the investment company's expenses, including  advisory  fees.  These  expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

Issuer Location

A Fund considers a number of factors to determine  whether an investment is tied to a  particular  country,  including  whether:  the  investment  is  issued  or guaranteed  by a  particular  government  or  any  of  its  agencies,  political subdivisions,  or  instrumentalities;  the  investment  has its primary  trading market in a  particular  country;  the  issuer is  organized  under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country; the investment is included in an index representative of a particular  country or region;  and the  investment  is exposed to the  economic fortunes and risks of a particular country.

Short Sales

A Fund  may  from  time to time  sell  securities  short.  In the  event  that a subadvisor  anticipates that the price of a security will decline,  the Fund may sell the  security  short and  borrow the same  security  from a broker or other institution  to  complete  the  sale.  A Fund  will  incur a  profit  or a loss, depending  upon whether the market price of the security  decreases or increases between  the date of the short sale and the date on which the Fund must  replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential,  and short sales  involve  special  considerations.  Risks of short sales include the risk that possible losses from short sales may be unlimited  (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested,  and a Fund may be unable to replace a borrowed security sold short.

When-Issued Securities

A Fund may purchase  securities offered on a "when-issued" or "forward delivery"
basis. When so offered,  the price, which is generally expressed in yield terms, is fixed at the time the  commitment  to  purchase  is made,  but  delivery  and payment for the when-issued or forward delivery securities take place at a later date.  During the period between purchase and settlement,  no payment is made by the  purchaser  to the  issuer and no  interest  on the  when-issued  or forward delivery  security  accrues  to the  purchaser.  While  when-issued  or  forward delivery  securities  may be sold prior to the  settlement  date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment  reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis,  the Fund  will  record  the  transaction  and  reflect  the value of the security in determining  its net asset value.  The market value of a when-issued or forward  delivery  security may be more or less than the purchase price.  The
Trust and the  Advisor do not  believe  that a Fund's net asset  value or income will be adversely  affected by its purchase of securities  on a  when-issued  or forward delivery basis. The Custodian will maintain  Segregated  Assets equal in value to  commitments  for  when-issued  or  forward  delivery  securities.  The
Segregated  Assets  maintained  by a Fund with  respect  to any  when-issued  or forward delivery securities shall be liquid, unencumbered,  and marked-to-market daily,  and such  Segregated  Assets  shall be  maintained  in  accordance  with pertinent SEC positions.

                                       12

Exchange-Traded Index Securities

Subject to the limitations on investment in investment  company securities and a
Fund's own investment  objective,  each Fund may invest in exchange-traded index securities  that  currently  are  operational  and that may be  developed in the future.  Exchange-traded  index securities generally trade on the American Stock
Exchange  or New  York  Stock  Exchange  and  are  subject  to the  risks  of an investment in a broadly  based  portfolio of common  stocks,  including the risk that the general level of stock prices may decline,  thereby adversely affecting the value of the Fund's  investment.  These  securities  generally  bear certain operational expenses. To the extent that a Fund invests in these securities, the
Fund must bear these expenses in addition to the expenses of its own operation.

Equity Funds

Equity Securities

A Fund may invest in a broad range of equity  securities  of U.S.  and  non-U.S.
issuers,   including  common  stocks  of  companies  or  closed-end   investment
companies,  preferred stocks,  debt securities  convertible into or exchangeable for common stock,  securities  (such as warrants or rights) that are convertible into common stock and  sponsored or  unsponsored  American,  European and Global
depositary  receipts   (together,   "Depositary   Receipts").   The  issuers  of
unsponsored   Depositary   Receipts  are  not  obligated  to  disclose  material
information in the United States.

Convertible Securities

Each Equity Fund, as well as the MGI Core  Opportunistic  Fixed Income Fund, may invest in convertible securities that generally offer lower interest or dividend yields than  non-convertible  debt securities of similar  quality.  The value of convertible securities may reflect changes in the value of the underlying common stock.  Convertible  securities entail less credit risk than the issuer's common stock because they rank senior to common stock.  Convertible  securities entitle the holder to exchange the securities for a specified number of shares of common stock,  usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert.
The provisions of any convertible  security determine its ranking in a company's capital  structure.  In the case of  subordinated  convertible  debentures,  the holder's  claims on assets and earnings are  subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders.  In the case of preferred stock and convertible  preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors,  but are senior to the claims of common  shareholders.  As a result of their ranking in a company's  capitalization,  convertible  securities that are rated by nationally recognized  statistical  rating  organizations  generally  are rated below other obligations of the company,  and many  convertible  securities  either are rated below  investment  grade or are not rated.  See "Lower Rated Debt Securities" in this SAI.

Real Estate Investment Trusts

Real estate  investment  trusts  ("REITs") pool investors' funds for investment, primarily  in  income  producing  real  estate or real  estate-related  loans or interests.  A REIT is not taxed on

                                       13

income  distributed  to its  shareholders  or  unitholders  if it complies  with regulatory  requirements  relating to its  organization,  ownership,  assets and income, and with a regulatory requirement that it distribute to its shareholders or  unitholders  at least  90% of its  taxable  income  for each  taxable  year.
Generally,  REITs can be classified as Equity REITs,  Mortgage  REITs, or Hybrid
REITs.  Equity  REITs  invest the  majority  of their  assets  directly  in real property  and derive their income  primarily  from rents and capital  gains from
appreciation   realized  through  property  sales.   Equity  REITs  are  further
categorized  according to the types of real estate  securities  they own,  e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities,  manufactured housing, and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate  mortgages and derive their income primarily from interest  payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be  affected  by  changes  in the value of their  underlying  properties  and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of  the  credit  extended.  Furthermore,  REITs  are  dependent  on  specialized management  skills.  Some  REITs  may have  limited  diversification  and may be subject to risks inherent in investments in a limited number of properties, in a narrow  geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make  distributions  to  shareholders  or
unitholders,   and  may  be   subject   to   defaults   by   borrowers   and  to
self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain its exemption from registration under the 1940 Act.

Private Equity Investments in Public Equity

The Funds may purchase equity  securities in a private placement that are issued by issuers who have outstanding,  publicly-traded  equity securities of the same class  ("private  investments  in public  equity" or  "PIPEs").  Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is  completed.  This  restricted  period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot  freely  trade the  securities.  Generally,  such restrictions  cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified  financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered,  or that the registration will remain in effect.

Fixed Income Funds

Eurodollar Securities

A Fund may invest in Eurodollar securities, which are fixed income securities of a U.S.  issuer or a foreign  issuer that are issued  outside the United  States.
Interest and dividends on Eurodollar securities are payable in U.S. dollars.

                                       14

Lower Rated Debt Securities (MGI Core Opportunistic Fixed Income Fund only)

Fixed income  securities rated lower than Baa by Moody's or BBB by S&P are below investment  grade and are  considered to be of poor  standing and  predominantly speculative.  Such  securities  ("lower  rated debt  securities")  are  commonly referred to as "junk  bonds" and are subject to a  substantial  degree of credit risk.  Lower rated debt  securities  may be issued as a consequence of corporate
restructurings,   such  as  leveraged  buy-outs,  mergers,  acquisitions,   debt
recapitalizations,  or similar events.  Also,  lower rated debt securities often are  issued by  smaller,  less  creditworthy  companies  or by highly  leveraged
(indebted)  firms,  which generally are less able than more  financially  stable firms to make scheduled payments of interest and principal.  Certain convertible securities  also  may be  rated  below  investment  grade.  The  risks  posed by securities issued under such circumstances are substantial.

In the past,  the high yields from lower  rated debt  securities  have more than compensated for the higher default rates on such securities.  However, there can be no assurance that  diversification will protect the Fund from widespread bond defaults  brought about by a sustained  economic  downturn,  or that yields will continue to offset  default rates on lower rated debt  securities in the future.
Issuers of these securities often are highly leveraged, so that their ability to service their debt obligations  during an economic  downturn or during sustained periods of rising interest rates may be impaired. In addition,  such issuers may not have more  traditional  methods of  financing  available  to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by an issuer is  significantly  greater  for the  holders  of lower  rated  debt securities  because such  securities may be unsecured and may be subordinated to other  creditors of the issuer.  Further,  an economic  recession  may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated debt securities will be influenced not only by changing interest rates,  but also by the bond market's  perception of credit quality and the  outlook  for  economic  growth.  When  economic  conditions  appear  to  be deteriorating,  lower rated debt  securities  may decline in market value due to investors'  heightened  concern over credit  quality,  regardless  of prevailing interest rates.  Especially at such times,  trading in the secondary  market for lower  rated  debt  securities  may  become  thin and  market  liquidity  may be significantly reduced. Even under normal conditions,  the market for lower rated debt  securities  may be less  liquid  than  the  market  for  investment  grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated debt securities are concentrated among a smaller group of securities dealers and institutional  investors. In periods of reduced market liquidity,  lower rated debt securities' prices may become more volatile and the
Fund's  ability to dispose of particular  securities  when necessary to meet the
Fund's  liquidity needs or in response to a specific  economic event,  such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower rated debt  securities  frequently  have call or redemption  features that would permit an issuer to  repurchase  the security  from a Fund. If a call were exercised by the issuer  during a period of  declining  interest  rates,  a Fund likely  would  have to  replace  such  called  security  with a  lower  yielding security,  thus  decreasing  the  net  investment  income  to the  Fund  and any dividends to investors.

                                       15

Besides credit and liquidity  concerns,  prices for lower rated debt  securities may be affected by legislative and regulatory  developments.  For example,  from time to time,  Congress has considered  legislation to restrict or eliminate the
corporate  tax  deduction  for  interest  payments  or  to  regulate   corporate
restructurings, such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated debt securities.  A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher  rated  securities,  including  risk of untimely  interest and principal  payment,  default,  price  volatility  and may  present  problems  of liquidity, valuation, and currency risk.

Inflation Protected Securities

Inflation  protected  securities  are debt  securities  whose  principal  and/or interest  payments are adjusted for inflation,  unlike debt securities that make fixed principal and interest payments.  Inflation  protected  securities include
Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury.  The interest rate paid by TIPS is fixed, while the principal value  rises or falls  based on  changes in a  published  Consumer  Price  Index
("CPI").  Thus, if inflation occurs,  the principal and interest payments on the
TIPS are adjusted  accordingly  to protect  investors  from  inflationary  loss.
During a  deflationary  period,  the principal and interest  payments  decrease, although the TIPS'  principal  amounts will not drop below their face amounts at maturity.  In exchange for the inflation  protection,  TIPS  generally pay lower interest rates than typical U.S. Treasury  securities.  Only if inflation occurs will TIPS offer a higher  real yield than a  conventional  Treasury  bond of the same maturity.

Other  issuers  of  inflation  protected  debt  securities  include  other  U.S.
government agencies or instrumentalities, corporations, and foreign governments.
There can be no  assurance  that the CPI or any  foreign  inflation  index  will accurately  measure  the real  rate of  inflation  in the  prices  of goods  and services.  Moreover,  there can be no assurance  that the rate of inflation in a foreign  country  will be  correlated  to the rate of  inflation  in the  United
States.

Pay-In-Kind Bonds

A Fund may invest in pay-in-kind  bonds.  Pay-in-kind  bonds are securities that pay interest through the issuance of additional  bonds. A Fund will be deemed to receive  interest  over the life of such  bonds and may be treated  for  federal income tax  purposes as if interest  were paid on a current  basis,  although no cash  interest  payments are received by the Fund until the cash payment date or until the bonds mature.

Mortgage-Backed Securities, Mortgage Pass-Through Securities, and Collateralized
Mortgage Obligations ("CMOs")

A Fund also may invest in  mortgage-backed  securities,  which are  interests in pools of  mortgage  loans,  including  mortgage  loans made by savings  and loan institutions,  mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. A Fund also may invest in debt securities  that are secured with collateral

                                       16

consisting of  mortgage-backed  securities,  such as CMOs, and in other types of mortgage-related securities.

The principal issuers of  mortgage-related  securities are Ginne Mae, Fannie Mae and  Freddie  Mac.  The  type  of  government  guarantees,  if  any,  supporting mortgage-related securities depends on the issuers of the securities. The timely payment of  principal  and  interest  on  mortgage-backed  securities  issued or guaranteed  by Ginne Mae is backed by Ginne Mae and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Fund shares. Also,  securities issued by Ginne Mae and other  mortgage-backed securities  may be  purchased  at a  premium  over  the  maturity  value  of the underlying  mortgages.  This  premium  is not  guaranteed  and  would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or  instrumentalities  other  than  Ginne  Mae are not "full  faith and  credit"
obligations.  Certain obligations, such as those issued by the Federal Home Loan
Bank,  are  supported  by the issuer's  right to borrow from the U.S.  Treasury, while  others,  such as those  issued by Fannie Mae, are  supported  only by the credit of the issuer.  Unscheduled or early payments on the underlying mortgages may shorten the securities'  effective maturities and reduce returns. A Fund may agree to purchase or sell these  securities  with  payment and  delivery  taking place at a future date. A decline in interest rates may lead to a faster rate of repayment  of the  underlying  mortgages  and  expose a Fund to a lower  rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not  appreciate  as  rapidly  as the price of  noncallable  debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities,  which  normally  provide for periodic  payment of interest in fixed amounts with principal  payments at maturity or specified  call dates.  Instead, these  securities  provide a monthly  payment that consists of both interest and principal  payments.  In effect,  these  payments  are a  "pass-through"  of the monthly  payments made by the individual  borrowers on their mortgage loans, net of any fees  paid to the  issuer or  guarantor  of such  securities.  Additional payments are caused by  repayments of principal  resulting  from the sale of the underlying property,  refinancing, or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginne
Mae) are  described as "modified  pass-through."  These  securities  entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled  payments  dates  regardless of whether or not the mortgagor actually makes the payment.

Any discount  enjoyed on the purchases of a  pass-through  type  mortgage-backed security will likely  constitute market discount.  As a Fund receives  principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the  "accrued  market  discount."  Market discount is to be accrued  either under a constant rate method or a proportional method.  Pass-through type mortgage-backed  securities purchased at a premium to their face value will be subject to a similar rule  requiring  recognition of an offset to ordinary  interest  income,  an amount of premium  attributable to the receipt of principal.  The amount of premium recovered is to be determined using a method  similar  to that in place  for  market  discount.  A Fund may elect to accrue  market  discount  or  amortize  premium  notwithstanding  the  amount of principal  received.  Such election will apply to all bonds held and  thereafter acquired

                                       17

unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

Commercial  banks,  savings and loan  institutions,  private mortgage  insurance companies,  mortgage  bankers,  and other  secondary  market issuers also create pass-through  pools  of  conventional  mortgage  loans.  Such  issuers  may,  in addition,  be the originators and/or servicers of the underlying  mortgage loans as well as the guarantors of the mortgage-related  securities.  Pools created by such  non-governmental  issuers  generally  offer a higher rate of interest than government and government-related  pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and  principal of these pools may be supported by various  forms of insurance or guarantees,  including  individual loan,  title,  pool, and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness  of the  issuers  thereof  will be  considered  in  determining whether a mortgage-related security meets a Fund's investment quality standards.
There can be no assurance that the private insurers or guarantors can meet their obligations  under the  insurance  policies  or  guarantees,  even if through an examination of the loan  experience  and practices of the  originators/servicers and poolers,  a subadvisor  determines that the securities meet a Fund's quality standards. Securities issued by certain private organizations may not be readily marketable.

A CMO is a debt  security on which  interest and prepaid  principal are paid, in most cases,  semi-annually.  CMOs may be  collateralized by whole mortgage loans but are more  typically  collateralized  by portfolios of mortgage  pass-through securities  guaranteed by Ginne Mae, Freddie Mac, or Fannie Mae and their income streams.

CMOs  issued by  private  entities  are not  government  securities  and are not directly guaranteed by any government agency. They are secured by the underlying collateral  of the private  issuer.  Yields on  privately-issued  CMOs have been historically  higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more  sensitive to interest  rates than U.S.  government-issued  CMOs. For federal  income tax  purposes,  a Fund will be required to accrue income on CMOs using the "catch-up" method, with an aggregate prepayment assumption.

Dollar Rolls

A Fund may enter  into  dollar  rolls in which  the Fund  sells  securities  and simultaneously  contracts to repurchase  substantially  similar  securities on a specified  future date.  In the case of dollar rolls  involving  mortgage-backed securities,  the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold,  but will be  supported  by  different  pools of  mortgages.  A Fund forgoes  principal  and interest  paid during the roll period on the  securities sold in a dollar roll, but the Fund is compensated by the difference between the current  sales  price and the price for the  future  purchase  as well as by any interest  earned on the  proceeds of the  securities  sold. A Fund also could be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government  securities dealers recognized by the Federal Reserve
Board, or with member banks of the Federal Reserve. The Trust does not believe a
Fund's obligations under

                                       18

dollar rolls are senior  securities and  accordingly,  the Funds, as a matter of non-fundamental  policy,  will not treat dollar rolls as being  subject to their respective  borrowing  or senior  securities  restrictions.  In  addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-Be-Announced Securities

A  to-be-announced   mortgage-backed   security  ("TBA")  is  a  mortgage-backed
security,  such as a Ginne Mae pass-through security,  that is purchased or sold with specific pools that will constitute that Ginne Mae pass-through security to be announced on a future  settlement date. At the time of purchase of a TBA, the seller  does  not  specify  the  particular  mortgage-backed  securities  to  be delivered  but rather agrees to accept any  mortgage-backed  security that meets specified  terms.  A Fund and the seller  would agree upon the issuer,  interest rate, and terms of the underlying  mortgages,  but the seller would not identify
the  specific   underlying   mortgages   until  shortly  before  it  issues  the
mortgage-backed   security.  TBAs  increase  interest  rate  risks  because  the underlying mortgages maybe less favorable than anticipated by the Fund.

Other Mortgage-Backed Securities

The Advisor and the subadvisors expect that governmental, government-related, or private  entities  may create  mortgage  loan  pools and other  mortgage-related
securities   offering   mortgage   pass-through   and    mortgage-collateralized
investments in addition to those described above. The mortgages underlying these securities  may include  alternative  mortgage  instruments,  that is,  mortgage instruments  whose  principal  or interest  payments  may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages.  As new types of  mortgage-related  securities  are developed  and offered to  investors,  the
Advisor  and the  subadvisors  will,  consistent  with  each  Fund's  investment objective,  policies,  and quality  standards,  consider the  appropriateness of making investments in such new types of mortgage-related securities.

Asset-Backed Securities

A Fund  may  invest  a  portion  of its  assets  in debt  obligations  known  as
"asset-backed securities." Asset-backed securities are securities that represent a  participation  in, or are secured by and payable  from,  a stream of payments generated by  particular  assets,  most often a pool or pools of similar  assets
(e.g.,  receivables  on home equity and credit loans and  receivables  regarding automobile,  credit card, mobile home and recreational vehicle loans,  wholesale dealer floor plans, and leases).

The credit quality of asset-backed securities depends primarily upon the quality of the  underlying  assets and the level of credit  support  and/or  enhancement provided.  Asset-backed  securities are subject to the same prepayment  risks as mortgage-backed  securities.  For federal  income tax  purposes,  a Fund will be required  to accrue  income on  pay-through  asset-backed  securities  using the
"catch-up" method, with an aggregate prepayment assumption.

The credit quality of asset-backed  securities  depends  primarily on the credit quality of the assets  underlying such  securities,  how well the entity issuing the security is insulated  from the credit risk of the  originator  or any other affiliated  entities,  and the amount and quality of any credit support provided to the  securities.  The rate of principal  payment on  asset-backed  securities

                                       19

generally  depends on the rate of principal  payments received on the underlying assets  that,  in turn,  may be  affected  by a variety  of  economic  and other factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated  yield to maturity.  Asset-backed  securities  may be  classified as
"pass-through certificates" or "collateralized obligations."

Due to the shorter maturity of the collateral backing  asset-backed  securities, there is less of a risk of  substantial  prepayment  than  with  mortgage-backed securities.  Such asset-backed securities do, however, involve certain risks not associated  with  mortgage-backed  securities,  including the risk that security interests  cannot  be  adequately,  or in  many  cases,  ever,  established.  In addition, with respect to credit card receivables, a number of state and federal consumer  credit laws give debtors the right to set off certain  amounts owed on the credit  cards,  thereby  reducing the  outstanding  balance.  In the case of automobile  receivables,  there is a risk that the holders may not have either a proper  or  first  security  interest  in all of the  obligations  backing  such receivables due to the large number of vehicles  involved in a typical  issuance
and  technical   requirements  under  state  laws.   Therefore,   recoveries  on
repossessed  collateral  may not always be available to support  payments on the securities.

Examples of credit  support  arising  out of the  structure  of the  transaction include "senior-subordinated  securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne  first by the  holders of the  subordinated  class),  creation of "reserve funds"  (where  cash or  investments,  sometimes  funded  from a portion  of the payments on the underlying  assets,  are held in reserve against future losses), and "over collateralization"  (where the scheduled payments on, or the principal amount of, the  underlying  assets exceeds that required to make payments of the securities  and pay any servicing or other fees).  The degree of credit  support provided  for each issue is generally  based on  historical  credit  information respecting  the level of credit  risk  associated  with the  underlying  assets.
Delinquencies  or losses in excess of those  anticipated  could adversely affect the return on an investment in such issue.

The MGI Core Opportunistic  Fixed Income Fund may invest in collateralized  debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs") and other similarly structured  securities.  CDOs and CBOs are types of asset-backed securities.  A CBO is a trust  that is  backed  by a  diversified  pool of below investment grade fixed income  securities.  CDOs may charge  management fees and administrative  expenses.  In addition to the normal risks associated with fixed income securities  discussed  elsewhere in this SAI and the Funds'  Prospectuses
(i.e.,  credit  risk and  interest  rate  risk),  CDOs carry  additional  risks, including,  but not  limited to: (i) the  possibility  that  distributions  from collateral  securities  will not be adequate to make interest or other payments;
(ii) the quality of collateral  may decline in value or default;  (iii) the Fund may invest in CDOs that are  subordinate to other classes;  and (iv) the complex structure of the securities may produce unexpected investment results.

Equipment Trust Certificates

A Fund  may  invest  in  equipment  trust  certificates.  The  proceeds  of such certificates are used to purchase equipment,  such as railroad cars,  airplanes, or other  equipment,  which in turn serve as collateral for the related issue of certificates.  The  equipment  subject  to a  trust  generally  is  leased  by a railroad,  airline, or other business, and rental payments provide the projected cash  flow  for

                                       20

the  repayment  of equipment  trust  certificates.  Holders of  equipment  trust certificates  must look to the  collateral  securing the  certificates,  and any guarantee  provided by the lessee or any parent  corporation  for the payment of lease  amounts,  in the case of default in the payment of principal and interest on the certificates.

Zero Coupon and Delayed Interest Securities

A Fund may invest in zero coupon or delayed  interest  securities,  which pay no cash income until maturity or a specified date when the securities  begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity.  When held to maturity or cash payment  date,  the entire income of such securities, which consists of accretion of discount, comes from the  difference  between the purchase  price and their value at maturity or cash  payment  date.  The  market  prices of zero  coupon and  delayed  interest securities  generally are more volatile and more likely to respond to changes in interest rates than the market prices of securities  having  similar  maturities and credit qualities that pay interest periodically.

Zero coupon  securities  are subject to greater market value  fluctuations  from changing interest rates than debt obligations of comparable maturities that make current  distributions of interest (cash).  Zero coupon  convertible  securities offer the  opportunity  for capital  appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected  to be less  volatile  than the  underlying  common  stocks as the zero coupon convertible securities usually are issued with short maturities (15 years or less) and are issued with options and/or redemption  features  exercisable by the holder of the obligation,  entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities  include securities issued directly by the U.S. Treasury, and U.S.  Treasury  bonds or notes  and their  unmatured  interest  coupons  and receipts for their underlying principal ("coupons") which have been separated by their holder,  typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying  principal (the "corpus")
of the U.S.  Treasury  security.  A number of  securities  firms and banks  have stripped  the  interest  coupons and  receipts and then resold them in custodial receipt  programs with a number of different names,  including  "Treasury Income
Growth  Receipts"  ("TIGRS") and Certificate of Accrual on Treasuries  ("CATS").
The underlying U.S.  Treasury bonds and notes  themselves are held in book-entry form at the Federal  Reserve  Bank or, in the case of bearer  securities  (i.e., unregistered  securities  which are  owned  ostensibly  by the  bearer or holder thereof), in trust on behalf of the owners thereof.

The Federal  Reserve program as established by the U.S.  Treasury  Department is known as "STRIPS" or "Separate  Trading of Registered  Interest and Principal of
Securities."  Under  the  STRIPS  program,  a Fund  will be  able  to  have  its beneficial  ownership  of  zero  coupon  securities  recorded  directly  in  the book-entry  recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S.  Treasury  obligations have been stripped of their unmatured  interest coupons  by the  holder,  the  principal  or corpus  is sold at a deep  discount because the buyer  receives  only the right to receive a future fixed payment on the  security  and does not  receive  any  rights to  periodic  interest  (cash)
payments.  Once  stripped  or  separated,  the  corpus and  coupons  may be sold

                                       21

separately.  Typically,  the coupons are sold  separately  or grouped with other coupons with like maturity  dates and sold in such bundled  form.  Purchasers of
stripped  obligations   acquire,  in  effect,   discount  obligations  that  are
economically  identical  to the zero coupon  securities  that the U.S.  Treasury sells  itself.  These  stripped  securities  are  also  treated  as zero  coupon securities with original issue discount for tax purposes.

Structured Notes

Structured  notes are  derivative  debt  securities,  the  interest  rate and/or principal of which is  determined  by an unrelated  indicator.  The value of the principal of and/or  interest on structured  notes is determined by reference to changes in the return,  interest rate, or value at maturity of a specific asset, reference rate, or index (the "reference  instrument") or the relative change in two or more  reference  instruments.  The interest rate or the principal  amount payable upon  maturity or redemption  may be increased or  decreased,  depending upon changes in the applicable  reference  instruments.  Structured notes may be positively or negatively  indexed, so that an increase in value of the reference instrument  may produce an increase or a decrease in the interest  rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the  structured  note at maturity may be  calculated as a specified multiple of the change in the value of the  reference;  therefore,  the value of such note may be very volatile.  Structured notes may entail a greater degree of market risk than other types of debt  securities  because the investor bears the risk of the reference  instrument.  Structured  notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Foreign  Securities(Applicable  to Funds  other  than the MGI US Short  Maturity
Fixed Income Fund, as described in the Prospectuses)

Investors  should  recognize that investing in foreign issuers  involves certain considerations,  including those set forth in the Funds' Prospectuses, which are not typically associated with investing in U.S. issuers. Since the securities of foreign companies are frequently  denominated in foreign  currencies,  and since the Funds may temporarily  hold uninvested  reserves in bank deposits in foreign currencies,  the Funds will be affected  favorably or  unfavorably by changes in currency  rates and in  exchange  control  regulations  and may  incur  costs in connection with conversions between various currencies.  The investment policies of the  Funds  permit  them to enter  into  forward  foreign  currency  exchange contracts, futures, options, and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Forward Foreign Currency Contracts

The Funds may  purchase  or sell  currencies  and/or  engage in forward  foreign currency transactions in order to expedite settlement of portfolio  transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between  currency  traders  (usually large commercial  banks) and their customers.  A forward  contract  generally  has no  deposit  requirement  and no commissions  are  charged at any stage for  trades.  The Funds will  account for forward  contracts by  marking-to-market  each day at current  forward  contract values.

                                       22

The Funds will only enter into forward  contracts to sell, for a fixed amount of
U.S. dollars or other appropriate  currency,  an amount of foreign currency,  to the  extent  that the value of the short  forward  contract  is  covered  by the
underlying  value  of  securities   denominated  in  the  currency  being  sold.
Alternatively,  when a Fund enters into a forward  contract to sell an amount of foreign  currency,  the Fund's custodian or sub-custodian  will place Segregated
Assets in a segregated  account of the Fund in an amount not less than the value of the  Fund's  total  assets  committed  to the  consummation  of such  forward contracts.  If the additional Segregated Assets placed in the segregated account decline,  additional cash or securities will be placed in the account on a daily basis so that the  value of the  account  will  equal the  amount of the  Fund's commitments with respect to such contracts.

Non-Deliverable Forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage  currency  risk or to gain exposure to a currency  without  purchasing securities  denominated  in  that  currency.  A  non-deliverable  forward  is  a transaction  that  represents  an  agreement  between a Fund and a  counterparty
(usually a commercial  bank) to buy or sell a specified  (notional)  amount of a particular  currency at an agreed upon foreign  exchange  rate on an agreed upon future date. Unlike other currency  transactions,  there is no physical delivery of the currency on the  settlement  of a  non-deliverable  forward  transaction.
Rather,  the Fund and the  counterparty  agree to net the settlement by making a payment in U.S.  dollars or another fully  convertible  currency that represents any differential  between the foreign exchange rate agreed upon at the inception of the  non-deliverable  forward  agreement and the actual  exchange rate on the
agreed  upon  future   date.   Thus,   the  actual  gain  or  loss  of  a  given
non-deliverable   forward   transaction   is  calculated  by   multiplying   the
transaction's  notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

Since a Fund  generally  may only close out a  non-deliverable  forward with the particular  counterparty,  there is a risk that the counterparty will default on its obligation under the agreement.  If the counterparty defaults, the Fund will have contractual  remedies pursuant to the agreement related to the transaction, but there is no  assurance  that  contract  counterparties  will be able to meet their  obligations  pursuant  to such  agreements  or  that,  in the  event of a default,  a Fund will succeed in pursuing  contractual  remedies.  The Fund thus assumes  the risk  that it may be  delayed  in,  or  prevented  from,  obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition,  where the currency  exchange rates that are the subject of a given non-deliverable  forward  transaction  do not  move in the  direction  or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction.  The Fund's  investment  in a  particular  non-deliverable  forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies,  including economic,  political, and legal developments that impact the applicable countries,  as well as exchange control regulations of the applicable countries.  These risks are heightened when a non-deliverable forward transaction  involves  currencies  of emerging  market  countries  because  such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Options on Foreign Currencies

                                       23

The Funds may  purchase  and write put and call  options on  foreign  currencies
(traded on U.S.  and foreign  exchanges or  over-the-counter  markets) to manage their  exposure  to  changes  in  currency  exchange  rates.  The Funds also may purchase  and write  options on foreign  currencies  for  hedging  purposes in a manner  similar to that in which  futures  contracts on foreign  currencies,  or forward contracts,  will be utilized.  For example, a decline in the U.S. dollar value of a foreign  currency in which portfolio  securities are denominated will reduce the U.S.  dollar  value of such  securities,  even if their  value in the foreign currency remains constant.  In order to protect against such diminutions in the value of  portfolio  securities,  a Fund may  purchase put options on the foreign  currency.  If the U.S.  dollar price of the currency does decline,  the
Fund  will  have the  right to sell  such  currency  for a fixed  amount in U.S.
dollars and will thereby offset,  in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely,  where a rise in the  U.S.  dollar  value  of a  currency  in  which securities to be acquired are denominated is projected,  thereby  increasing the
U.S. dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset,  at least  partially,  the effects of the  adverse  movement  in  exchange  rates.  As in the case of  other  types of options,  however,  the  benefit to the Fund to be  derived  from  purchases  of foreign  currency  options  will be  reduced by the  amount of the  premium  and related  transaction  costs. In addition,  where currency  exchange rates do not move in the  direction  or to the extent  anticipated,  the Fund  could  sustain losses on transactions in foreign  currency  options,  which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign  currencies for the same types of hedging purposes.  For example,  where a Fund  anticipates a decline in the U.S.  dollar value of foreign currency denominated  securities due to adverse fluctuations in exchange  rates,  it could,  instead of  purchasing  a put option,  write a call option on the relevant currency. If the expected decline occurs, the option will most  likely not be  exercised,  and the  diminution  in the value of the Fund's portfolio securities will be offset by the amount of the premium received.

Similarly,  instead of purchasing a call option to hedge against an  anticipated increase in the U.S.  dollar cost of  securities  to be  acquired,  a Fund could write a put option on the relevant  currency  which, if rates move in the manner projected,  will expire  unexercised  and allow the Fund to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the  premium,  and only if exchange  rates move in the expected direction.  If this does not occur, the option may be exercised and the
Fund would be required to  purchase or sell the  underlying  currency at a loss, which may not be offset by the amount of the  premium.  Through  the  writing of options on foreign currencies,  the Fund also may be required to forego all or a portion of the benefit that might  otherwise  have been obtained from  favorable movements in exchange rates.

The Funds also may engage in options  transactions for non-hedging  purposes.  A
Fund  may  use  options  transactions  to gain  exposure  to a  currency  when a subadvisor  believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

                                       24

The Funds may write  covered call options on foreign  currencies.  A call option written  on a  foreign  currency  by a Fund is  "covered"  if the Fund  owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash  consideration held in a segregated account by the custodian bank)  upon  conversion  or  exchange  of  other  foreign  currency  held in its portfolio.  A call  option  is also  covered  if the Fund has a call on the same foreign  currency and in the same principal amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise price of the call  written,  or (b) is  greater  than the  exercise  price of the call written if the  difference is  maintained by the Fund in Segregated  Assets in a segregated account with its custodian bank.

With  respect to writing put options,  at the time the put is written,  the Fund will  establish a  segregated  account with its  custodian  bank  consisting  of
Segregated  Assets in an amount  equal in value to the  amount  the Fund will be required to pay upon exercise of the put. The account will be  maintained  until the put is  exercised,  has expired,  or the Fund has purchased a closing put of the same series as the one previously written.

Other Investments (Applicable to All Funds)

The Board may, in the future,  authorize  a Fund to invest in  securities  other than those listed in this SAI and in the Prospectuses,  provided such investment would be consistent with the Fund's  investment  objective and that it would not violate any fundamental  investment  policies or restrictions  applicable to the
Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund  without the  approval of a majority of the  outstanding voting  securities  (as defined in the 1940 Act) of the Fund.  Unless  otherwise indicated,  all percentage  limitations listed below apply to a Fund only at the time of the transaction.  Accordingly, if a percentage restriction is adhered to at the time of investment,  a later increase or decrease in the percentage  that results  from a  relative  change in  values or from a change in a Fund's  total assets will not be considered a violation. Each Fund may not:

     (i)  Purchase or sell real estate, unless acquired as a result of ownership of securities or other  instruments and provided that this restriction does not  prevent the Fund from  investing  in issuers  which  invest, deal, or otherwise  engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

     (ii) Purchase or sell  commodities,  except  that the Fund may  purchase or sell  currencies,  may enter into  futures  contracts  on  securities, currencies and other indices, or any other financial instruments,  and may purchase and sell options on such futures contracts;

     (iii) Issue securities senior to the Fund's presently  authorized shares of beneficial  interest,  to  the  extent  such  issuance  would  violate applicable law;

                                       25

     (iv) Make loans to other  persons,  except:  (a) through the lending of its portfolio  securities;  (b) through the  purchase of debt  securities, loan  participations  and/or  engaging in direct  corporate  loans for investment  purposes in accordance with its investment  objectives and policies;  and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

     (v)  Borrow money to the extent such  borrowing  would  violate  applicable law;

     (vi) Concentrate  (invest more than 25% of its net assets) in securities of issuers in a  particular  industry  (other than  securities  issued or guaranteed  by  the  U.S.  government  or  any  of  its  agencies,  or securities of other investment companies); and

     (vii) Underwrite the securities of other issuers,  except that the Fund may engage in  transactions  involving the  acquisition,  disposition,  or resale of its portfolio  securities,  under circumstances where it may be considered to be an underwriter under the 1933 Act.

MANAGEMENT OF THE TRUST

The Trust is a Delaware  statutory  trust.  Under  Delaware  law,  the Board has overall  responsibility  for managing the business and affairs of the Trust. The
Trustees elect the officers of the Trust, who are responsible for  administering the day-to-day operations of the Funds.

The Trustees and  executive  officers of the Trust,  along with their  principal occupations  over the past five years and their  affiliations,  if any, with the
Advisor,  are listed below. The address of each executive  officer of the Trust, other than Mr. Goldenberg, is 200 Clarendon Street, Boston, Massachusetts 02116.
The address of Mr. Goldenberg is 1166 Avenue of the Americas, New York, New York
10036.

                                       26

Independent Trustees

                                                                                      Number of
                                              Term of                                Portfolios
                                             Office(1)                                 in Fund
                              Position(s)   and Length                                Complex*          Other
       Name, Address          Held with      of Time      Principal Occupation(s)   Overseen by     Directorships
          and Age                Trust        Served        During Past 5 Years        Trustee     Held by Trustee

Robert L. Ash                Chairman and   Since 2005   Mr. Ash is retired. He           7              None
1166 Avenue of the Americas  Trustee                     is a member of the Board
New York, NY 10036                                       of Advisors of Merganser
(62)                                                     Capital Management since
                                                         2006. He was the Chief
                                                         Executive Officer of EBB
                                                         Services, Inc., a
                                                         financial services
                                                         company, from October
                                                         2004 to February 2006.

Harrison M. Bains, Jr.       Trustee        Since 2005   Mr. Bains is retired. He         7              None
1166 Avenue of the Americas                              was Vice President and
New York, NY 10036                                       Treasurer of
(65)                                                     Bristol-Myers Squibb Co.
                                                         from 1988 to 2004.

Adela M. Cepeda              Trustee        Since 2005   Ms. Cepeda is Founder            7        Ms. Cepeda is a
A.C. Advisory, Inc.                                      and President of A.C.                     director of The
161 No. Clark Street                                     Advisory, Inc. (a                         UBS Funds, UBS
Suite 4975                                               financial advisory firm)                  Relationship
Chicago, IL 60601                                        since 1995.                               Funds, Fort
(50)                                                                                               Dearborn Income
                                                                                                   Securities,
                                                                                                   Inc., SMA
                                                                                                   Relationship
                                                                                                   Trust, and the
                                                                                                   Amalgamated
                                                                                                   Bank of Chicago.

                                       27

Interested Trustee

Phillip J. de Cristo**       Trustee,       Since 2006   Mr. de Cristo is                 7              None
(47)                         President                   President, Investments
                             and Chief                   at Mercer since 2008.
                             Executive                   Mr. de Cristo was
                             Officer                     President of Mercer
                                                         Global Investments, Inc.
                                                         from 2006 to 2008. Prior
                                                         to 2006, Mr. de Cristo
                                                         was a managing director
                                                         for Fidelity Pension
                                                         Management, a division
                                                         of Fidelity Investments
                                                         and part of the
                                                         international arm of
                                                         Fidelity Investments.

(1)  Each Trustee holds office for an indefinite term.

*    The "Fund Complex" consists of the Trust, which has seven portfolios.

**   Mr. de Cristo is considered to be an "interested person," as defined in the
     1940 Act, of the Trust due to his relationship with the Advisor.

Officers

The executive officers of the Trust not named above are:

                                              Term of
                            Position(s)     Office+ and
                           Held with the     Length of
      Name and Age             Trust        Time Served          Principal Occupation(s) During Past 5 Years
Ravi B. Venkataraman       Vice            Since 2005     Mr.   Venkataraman   is   President   of  Mercer   Global
(40)                       President                      Investments,  Inc.  since 2008.  He was Chief  Investment
                                                          Officer of Mercer Global  Investments,  Inc. from 2005 to
                                                          2008.  Mr.  Venkataraman  was  Principal  and Head of the
                                                          Northeast Region of Mercer  Investment  Consulting,  Inc.
                                                          from 2000 to 2004.
Denis Larose               Vice            Since 2007     Mr.  Larose is Chief  Investment  Officer,  Mercer Global
(47)                       President and                  Investments,  Inc.,  since 2007.  He is Chief  Investment
                           Chief                          Officer,  Mercer Global Investments Canada Limited, since
                           Investment                     2006.  Mr.  Larose  was  Chief   Investment   Officer  of
                           Officer                        Colleges of Applied Arts &  Technology  Pension Plan from
                                                          2004  to  2006.   Prior  to  that,   Mr.   Larose  was  a
                                                          consultant for Mercer Human Resource Consulting.

                                       28

Richard S. Joseph          Vice            Since 2005     Mr.  Joseph is Chief  Operating  Officer,  Mercer  Global
(43)                       President,                     Investments,  Inc.  since  2005.  Mr.  Joseph  was  Chief
                           Treasurer,                     Operating Officer of Pioneer  Investments from March 2004
                           and Principal                  to   June   2004   and   Chief   Operating   Officer   of
                           Accounting                     AdvisorCentral LLC from 2001 to 2004.
                           Officer
David M. Goldenberg        Vice            Since 2005     Mr.  Goldenberg  is General  Counsel of Mercer  (US) Inc.
(41)                       President,                     since  2005.  He  was  Chief  Counsel  of  Mercer  Global
                           Chief Legal                    Investments,  Inc. from August 2004 to December 2005; and
                           Officer and                    a Director of Mercer Trust  Company from December 2004 to
                           Secetary                       September  2005.  From 2005 to 2006,  Mr.  Goldenberg was
                                                          Chief  Compliance  Officer of Mercer Global  Investments,
                                                          Inc.  From  2002  to  2004,  Mr.  Goldenberg  was  Deputy
                                                          General Counsel of UBS Global Asset Management (US) Inc.
Christopher A. Ray         Vice President  Since 2006     Mr.  Ray is a Vice  President  and  Portfolio  Manager of
(45)                                                      Mercer Global Investments,  Inc. since 2005. From 1986 to
                                                          2005,   Mr.  Ray  held  several   positions  with  Putnam
                                                          Investments,  including senior vice president, consultant
                                                          relations manager, and fixed income portfolio manager.
Martin J. Wolin            Vice            Since 2006     Mr.  Wolin is the Chief  Compliance  Officer  for  Mercer
(40)                       President and                  Global  Investments,  Inc.  in North  America  and Mercer
                           Chief                          Investment  Consulting  since  2006.  From  2001 to 2006,
                           Compliance                     Mr.  Wolin  was  Chief  Compliance   Officer  of  Pioneer
                           Officer                        Investments' U.S. investment  management and mutual funds
                                                          business.
____________________

+    Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

                                 Share Ownership

The  following  table sets forth the dollar  range of equity  securities  of the
Funds beneficially owned by each Trustee as of December 31, 2007:

                                                                               Aggregate Dollar Range of Equity
                                                                                 Securities in all Registered
                                                                               Investment Companies Overseen by
                                             Dollar Range of Equity               the Trustee in the Family
          Name of Trustee                    Securities in the Funds               of Investment Companies

Independent Trustees

     Robert L. Ash                                    None                                   None

                                       29

     Harrison M. Bains, Jr.                           None                                   None
     Adela M. Cepeda                                  None                                   None

Interested Trustee

    Phillip J. de Cristo                              None                                   None

As of June 30,  2008,  the  Trustees  did not own any  securities  issued by the
Advisor,  the  Distributor,   or  a  subadvisor,  or  any  company  controlling,
controlled by, or under common control with the Advisor,  the Distributor,  or a subadvisor.

TRUSTEES' COMPENSATION

The following table sets forth the  compensation  earned by the Trustees for the
Trust's fiscal year ended March 31, 2008:

                                                                     Pension or                   Total
                                               Annual                Retirement                Compensation
                                             Aggregate            Benefits Accrued          From the Trust and
                                            Compensation           As Part of Fund             Fund Complex
                Name                       From the Trust             Expenses               Paid to Trustees

Independent Trustees

     Robert L. Ash                            $ 43,000                  None                     $ 43,000
     Harrison M. Bains, Jr.                   $ 35,500                  None                     $ 35,500
     Adela M. Cepeda                          $ 33,000                  None                     $ 33,000

Interested Trustee

     Phillip J. de Cristo                       None                    None                       None

No  officer  of the Trust who is also an  officer  or  employee  of the  Advisor receives any  compensation  from the Trust for services to the Trust.  The Trust pays each Trustee who is not affiliated  with the Advisor an annual  retainer of
$20,000.  In addition to the  retainer,  the Trust pays each  Trustee who is not affiliated with the Advisor $2,500 per in-person meeting attended, and $2,500 or
$500 per telephonic  meeting attended  (depending on the nature and scope of the telephonic meeting).  On an annual basis, the Trust also pays the Chairperson of the Board  $10,000,  the  Chairperson  of the Audit  Committee  $5,000,  and the
members of the Audit  Committee  $2,500.  The Trust also reimburses each Trustee and officer for out-of-pocket expenses incurred in connection with travel to and attendance at Board meetings.

                                       30

Board Committees

Ms. Cepeda and Messrs. Ash and Bains sit on the Trust's Audit Committee, and Mr.
Bains is the  Chairman  of the  Audit  Committee.  The Audit  Committee  has the
responsibility,  among  other  things,  to:  (i)  select,  oversee,  and set the compensation of the Trust's independent  registered public accounting firm; (ii)
oversee the Trust's  accounting and financial  reporting policies and practices, its internal  controls  and, as  appropriate,  the internal  controls of certain service  providers;  (iii)  oversee the quality and  objectivity  of each Fund's financial  statements and the independent  audit(s)  thereof;  and (iv) act as a liaison between the Trust's  independent  registered  public accounting firm and the full Board. During the fiscal year ended March 31, 2008, the Audit Committee met three times.

Ms.  Cepeda  and  Messrs.  Ash  and  Bains  sit on the  Trust's  Nominating  and
Governance  Committee.  Ms.  Cepeda is the  Chairperson  of the  Nominating  and
Governance   Committee.   The  Nominating  and  Governance   Committee  has  the
responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) periodically review  Independent  Trustee  compensation  and  recommend  any  changes  to the
Independent  Trustees  as a group;  and (iii) make  recommendations  to the full
Board for  nominations  for membership on all  committees,  review all committee assignments  and  periodically  review  the  responsibilities  and  need for all committees of the Board.

While the  Nominating  and Governance  Committee is solely  responsible  for the selection and  nomination of Trustee  candidates,  the Nominating and Governance
Committee may consider nominees recommended by Fund shareholders. The Nominating and  Governance  Committee  will  consider  recommendations  for  nominees  from shareholders sent to the Secretary of the Trust, c/o Mercer Global  Investments,
Inc., 1166 Avenue of the Americas,  New York, NY 10036. A nomination  submission must  include  all  information  relating  to the  recommended  nominee  that is required to be disclosed in  solicitations  or proxy statements for the election of Trustees,  as well as  information  sufficient  to evaluate the  individual's qualifications.  Nomination submissions must be accompanied by a written consent of the  individual  to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably  requested by the Nominating and
Governance  Committee.  During  the  fiscal  year  ended  March  31,  2008,  the
Nominating and Governance Committee did not meet.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Any  person  who owns  beneficially,  either  directly  or  through  one or more controlled  companies,  more than 25% of the voting  securities  of the Trust is presumed to control the Trust under the  provisions of the 1940 Act. Note that a controlling  person  possesses  the  ability to control  the  outcome of matters submitted  for  shareholder  vote of the Trust.  As of June 30, 2008, no persons owned beneficially more than 25% of the voting securities of the Trust.

As of June 30, 2008, the Trustees and officers of the Trust, as a group, did not own 1% or more of any class of equity securities of any of the Funds.

As of June 30, 2008, the persons  listed in the table below owned,  beneficially or of  record,  5% or more of a class of  equity  securities  of the  respective
Funds. The address for each of the principal

                                       31

holders identified below is: Attn: Jeremy France, 200 Clarendon Street,  Boston,
Massachusetts 02116.

                                                                                                         Percentage of
                                                                                                              the
                                                                                                          Outstanding
                                                                                          Number of      Shares of the
           Fund/Class of Shares                   Principal Holders of Securities         Shares Held        Class

MGI US Large Cap Growth Equity Fund          MGI Collective Trust:                      34,517,052.466       96.66%
Class Y-3                                    MGI US Large Cap Growth Equity Portfolio

MGI US Large Cap Value Equity Fund           MGI Collective Trust:                      38,889,255.444       96.79%
Class Y-3                                    MGI US Large Cap Value Equity Portfolio

MGI US Small/Mid Cap Growth Equity Fund      MGI Collective Trust:                      14,912,159.950       96.53%
Class Y-3                                    MGI US Small/Mid Cap Growth Equity
                                             Portfolio

MGI US Small/Mid Cap Value Equity Fund       MGI Collective Trust:                      16,240,820.424       96.33%
Class Y-3                                    MGI US Small/Mid Cap Value Equity
                                             Portfolio

MGI Core Opportunistic Fixed Income Fund     MGI Collective Trust:                      50,867,758.180       94.68%
Class Y-3                                    MGI Core Opportunistic Fixed Income
                                             Portfolio

MGI US Short Maturity Fixed Income Fund      Adena Health System Board Designated        3,863,388.732       62.20%
Class Y-3                                    Assets

MGI US Short Maturity Fixed Income Fund      Southern Ohio Medical Center                2,236,276.585       36.00%
Class Y-3                                    Funded Depreciation

MGI Non-US Core Equity Fund                  MGI Collective Trust:                      47,402,628.589       97.59%
Class Y-3                                    MGI Non-US Core Equity Portfolio

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING, AND OTHER SERVICE ARRANGEMENTS

Investment Advisor

Mercer Global Investments,  Inc. (the "Advisor"), a Delaware corporation located at 200 Clarendon Street,  Boston,  Massachusetts 02116, serves as the investment advisor to the Funds.  The Advisor is an indirect,  wholly-owned  subsidiary  of
Marsh & McLennan  Companies,  Inc. The Advisor is  registered  as an  investment adviser under the Investment  Advisers Act of 1940 (the "Advisers Act") with the
SEC.

The Advisor provides  investment  advisory services to each Fund pursuant to the
Investment Management  Agreement,  dated July 1, 2005, between the Trust and the
Advisor (the "Management Agreement").  Pursuant to the Management Agreement, the
Trust employs the Advisor generally to manage the investment and reinvestment of the  assets  of the  Funds.  In so  doing,  the  Advisor  may  hire  one or more subadvisors  for  each  Fund to carry  out the  investment  program  of the Fund
(subject  to the  approval  of the Board).  The  Advisor  continuously  reviews, supervises,  and (where appropriate)  administers the investment programs of the
Funds.  The

                                       32

Advisor  furnishes  periodic  reports  to the  Board  regarding  the  investment programs and performance of the Funds.

The Advisor is responsible for paying its expenses. The Trust pays the following expenses:  the  maintenance of its corporate  existence;  the maintenance of its books,  records,  and procedures;  dealing with  shareholders of the Funds;  the payment of dividends;  transfer of stock,  including issuance,  redemption,  and repurchase of shares; preparation and filing of such forms as may be required by the various  jurisdictions in which the Funds' shares may be sold;  preparation, printing,  and  mailing of reports  and  notices to  shareholders;  calling  and holding of shareholders'  meetings;  miscellaneous  office  expenses;  brokerage commissions;  custodian fees;  legal and accounting  fees;  taxes; and state and federal registration fees.

Pursuant  to the  Management  Agreement,  each Fund  pays the  Advisor a fee for managing the Fund's investments that is calculated as a percentage of the Fund's assets under management. The table below provides the total advisory fee payable by each Fund:

Funds                                             Investment Advisory Fee*
                                           Assets up to      Assets in excess of
                                           $750 million         $750 million
MGI US Large Cap Growth Equity Fund            0.55%               0.53%
MGI US Large Cap Value Equity Fund             0.53%               0.51%
MGI US Small/Mid Cap Growth Equity Fund        0.90%               0.90%
MGI US Small/Mid Cap Value Equity Fund         0.90%               0.90%
MGI Non-US Core Equity Fund                    0.75%               0.73%
MGI Core Opportunistic Fixed Income Fund       0.35%               0.33%
MGI US Short Maturity Fixed Income Fund        0.25%               0.23%

*    Consists of the total advisory fee payable by the Funds to the Advisor. The
     Advisor is responsible for paying the subadvisory fees.

For the prior three fiscal years,  each Fund accrued and paid to the Advisor the following investment advisory fees:

Fiscal year ended March 31, 2006

                                           Gross Advisory    Net Advisory         Fund Expenses
                                           Fees Earned by   Fees Paid After   Waived/Reimbursed by
Funds                                        the Advisor      Fee Waiver           the Advisor

MGI US Large Cap Growth Equity Fund           $ 409,183        $ 145,092            $ 264,091
MGI US Large Cap Value Equity Fund            $ 396,891        $ 133,674            $ 263,217
MGI US Small/Mid Cap Growth Equity Fund       $ 281,813        $ 112,843            $ 168,970
MGI US Small/Mid Cap Value Equity Fund        $ 273,689        $ 144,139            $ 129,550
MGI Non-US Core Equity Fund                     N/A*             N/A*                 N/A*
MGI Core Opportunistic Fixed Income Fund      $ 362,211        $(57,414)            $ 419,625
MGI US Short Maturity Fixed Income Fund       $ 21,499         $(65,285)            $ 86,784

*    The MGI Non-US Core Equity Fund commenced  investment  operations on August
     17, 2006.

                                       33

Fiscal year ended March 31, 2007

                                             Gross Advisory    Net Advisory         Fund Expenses
                                             Fees Earned by   Fees Paid After   Waived/Reimbursed by
Funds                                          the Advisor      Fee Waiver           the Advisor

MGI US Large Cap Growth Equity Fund            $ 1,277,927       $ 864,864            $ 413,063
MGI US Large Cap Value Equity Fund             $ 1,275,011       $ 872,974            $ 402,037
MGI US Small/Mid Cap Growth Equity Fund         $ 899,852        $ 669,100            $ 230,752
MGI US Small/Mid Cap Value Equity Fund          $ 815,810        $ 589,089            $ 226,721
MGI Non-US Core Equity Fund                    $ 1,977,119      $ 1,342,396           $ 634,723
MGI Core Opportunistic Fixed Income Fund       $ 1,156,833       $ 550,421            $ 606,412
MGI US Short Maturity Fixed Income Fund         $ 46,785         $(80,677)            $ 127,462

Fiscal year ended March 31, 2008

                                              Gross Advisory      Net Advisory         Fund Expenses
                                              Fees Earned by     Fees Paid After   Waived/Reimbursed by
Funds                                           the Advisor        Fee Waiver           the Advisor

MGI US Large Cap Growth Equity Fund             $ 1,990,213        $ 1,580,167           $ 409,956
MGI US Large Cap Value Equity Fund              $ 1,883,244        $ 1,461,577           $ 421,667
MGI US Small/Mid Cap Growth Equity Fund         $ 1,415,765        $ 1,185,519           $ 230,246
MGI US Small/Mid Cap Value Equity Fund          $ 1,224,168        $ 1,016,573           $ 207,595
MGI Non-US Core Equity Fund                     $ 4,340,154        $ 3,537,952           $ 802,202
MGI Core Opportunistic Fixed Income Fund        $ 1,724,520        $ 1,164,140           $ 560,380
MGI US Short Maturity Fixed Income Fund          $ 154,357          $ 49,080             $ 105,277

Subadvisors and Portfolio Managers

The Advisor has entered into a Subadvisory Agreement with each subadvisor.  Each subadvisor  makes day-to-day  investment  decisions for the portion of assets of the particular Fund that are allocated to the subadvisor.

The  Advisor  recommends  subadvisors  for each Fund to the Board based upon the
Advisor's   continuing   quantitative   and   qualitative   evaluation  of  each
subadvisor's  skills in managing assets pursuant to specific  investment  styles and  strategies.  Unlike many other mutual funds,  the Funds are not  associated with  any one  portfolio  manager,  and  benefit  from  independent  specialists
selected  from  the  investment   management  industry.   Short-term  investment
performance,  by itself, is not a significant factor in selecting or terminating a subadvisor,  and the Advisor does not expect to recommend  frequent changes of subadvisors.

The  subadvisors  have  discretion,  subject to  oversight  by the Board and the
Advisor, to purchase and sell portfolio assets, consistent with the subadvisors'
respective  Funds'  investment  objectives,   policies,  and  restrictions,  and
specific investment strategies developed by the Advisor.

Generally,  no  subadvisor  provides  any  services  to any  Fund  except  asset management and related  administrative  and recordkeeping  services.  However, a subadvisor or its affiliated  broker-dealer may execute  portfolio  transactions for a  Fund  and  receive  brokerage  commissions  in  connection  therewith  as permitted by Section 17(e) of the 1940 Act.

                                       34

The subadvisors also provide investment  management and/or subadvisory  services to other mutual funds and may also manage  other pooled  investment  vehicles or other private investment accounts.  Although investment decisions for a Fund are made independently from those of other funds and accounts,  investment decisions for such other  funds and  accounts  may be made at the same time as  investment decisions are made for a Fund.

Information about each portfolio  manager's  compensation and the other accounts managed by the  portfolio  manager is  included in Appendix C to this SAI. As of the date of this SAI, none of the portfolio  managers owned any shares in any of the Funds.

Enhanced Investment Technologies, LLC ("INTECH"), 2401 PGA Boulevard, Suite 100,
Palm Beach Gardens,  Florida  33410,  serves as a subadvisor to the MGI US Large
Cap Growth Equity Fund. INTECH is an indirect  subsidiary of Janus Capital Group
Inc., which owns an 89.5% interest in INTECH. INTECH employees own the remaining
10.5%.  INTECH is a Delaware limited  liability company that is registered as an investment adviser under the Advisers Act.

Sands Capital Management,  LLC ("Sands Capital"),  1101 Wilson Boulevard,  Suite
2300, Arlington,  Virginia 22209, serves as a subadvisor to the MGI US Large Cap
Growth Equity Fund. Sands Capital is a Delaware limited  liability  company that is privately owned by its members and registered as an investment  adviser under the Advisers Act.

Winslow Capital Management,  Inc.  ("Winslow"),  4720 IDS Tower, 80 South Eighth
Street, Minneapolis, Minnesota 55402, serves as a subadvisor to the MGI US Large
Cap Growth Equity Fund. Winslow is registered as an investment adviser under the
Advisers Act and is 100% owned by its management and employees.  Each of Messrs.
Clark J. Winslow, Justin H. Kelly, and R. Bart Wear has an ownership interest in excess of 25% of  Winslow,  and is  therefore  deemed to be a control  person of
Winslow.

Numeric  Investors LLC  ("Numeric"),  470 Atlantic  Avenue,  6th Floor,  Boston,
Massachusetts 02210, serves as a subadvisor to the MGI US Large Cap Value Equity
Fund. Numeric is a Delaware limited liability  company.  Numeric is wholly-owned by Numeric  Midco LLC,  which is  wholly-owned  by Numeric  Holdings  LLC,  both
Delaware limited liability  companies.  Numeric Holdings LLC is owned by certain senior employees and a private equity partner, TA Associates.  TA Associates has warrants,  which,  if  exercised,  would result in TA  Associates'  ownership of approximately 50% of the holding company that owns Numeric.

Eaton Vance Management ("Eaton Vance"), 255 State Street, Boston,  Massachusetts
02109,  serves as a subadvisor to the MGI US Large Cap Value Equity Fund.  Eaton
Vance is a wholly-owned  subsidiary of Eaton Vance Corporation,  a publicly-held company.  Eaton Vance is registered as an investment  adviser under the Advisers
Act.

Pzena Investment  Management, LLC ("Pzena"), 120 West 45th Street, New York, New
York 10036, serves as a subadvisor to the MGI US Large Cap Value Equity Fund. As of March 31, 2008,  Pzena is 76.7% owned by its  employees.  Pzena is a Delaware limited liability company that is registered as an investment  adviser under the
Advisers Act.

                                       35

Westfield Capital Management  Company,  LP ("Westfield"),  One Financial Center,
24th Floor, Boston,  Massachusetts,  02111, serves as a subadvisor to the MGI US
Small/Mid Cap Growth Equity Fund.  Westfield is effectively 40% employee-owned and is a subsidiary of Boston Private Financial  Holdings,  Inc.  Westfield is a
Delaware limited  partnership that is registered as an investment  adviser under the Advisers Act.

Goldman Sachs Asset  Management,  L.P.  ("GSAM"),  32 Old Slip, 32nd Floor,  New
York, New York 10005,  serves as a subadvisor to the MGI US Small/Mid Cap Growth
Equity Fund.  GSAM is an affiliate of Goldman,  Sachs & Co. and is registered as an investment adviser under the Advisers Act.

Tygh Capital Management,  Inc. ("Tygh Capital"), 1211 SW Fifth Avenue, Portland,
Oregon  97204,  serves as a subadvisor to the MGI US Small/Mid Cap Growth Equity
Fund. Tygh Capital is an Oregon  corporation that is 100% owned by its employees and is registered as an investment adviser under the Advisers Act.

AQR Capital Management,  LLC ("AQR"), Two Greenwich Plaza, 3rd Floor, Greenwich,
Connecticut  06830,  serves as a subadvisor  to the MGI US  Small/Mid  Cap Value
Equity Fund. AQR is a Delaware limited  liability  company that is registered as an investment adviser under the Advisers Act.

NWQ Investment  Management  Company,  LLC ("NWQ"),  2049 Century Park East, 16th
Floor,  Los Angeles,  California  90067,  serves as a  subadvisor  to the MGI US
Small/Mid Cap Value Equity Fund. NWQ is a subsidiary of Nuveen Investments, Inc.
("Nuveen Investments"). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), which is a private equity  investment firm based in Chicago,  Illinois.  The investor group includes affiliates of Merrill Lynch & Co. ("Merrill Lynch"). As a result of the acquisition,  Merrill Lynch is an indirect  "affiliated person" (as that term is defined  in the 1940  Act) of the  Fund.  As a  result,  the  Fund is  generally prohibited  from entering  into  principal  transactions  with Merrill Lynch and certain  of its  affiliates.  NWQ and the  Fund do not  believe  that  any  such prohibition  or limitation  will have a materially  adverse effect on the Fund's ability to pursue its investment objective and policies.

Wells Capital  Management  Incorporated  ("WCM"),  5335 S.W. Meadows Road, Suite
290, Lake Oswego,  Oregon 97035,  serves as a subadvisor to the MGI US Small/Mid
Cap Value Equity Fund.  WCM is a  wholly-owned  subsidiary  of Wells Fargo Bank,
N.A.,   which,  in  turn,  is   wholly-owned   by  Wells  Fargo  &  Company,   a
publicly-traded corporation. WCM is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act.

AllianceBernstein L.P.  ("AllianceBernstein"),  1345 Avenue of the Americas, New
York, New York 10105, serves as a subadvisor to the MGI Non-US Core Equity Fund.
AllianceBernstein  is  registered  as an adviser under the Advisers Act and is a majority-owned, indirect subsidiary of AXA Financial, Inc., which, in turn, is a wholly-owned subsidiary of AXA Group.

Grantham,  Mayo,  Van  Otterloo  & Co.  LLC  ("GMO"),  40 Rowes  Wharf,  Boston,
Massachusetts  02110, serves as a subadvisor to the MGI Non-US Core Equity Fund.
GMO is a Massachusetts  limited  liability company that is privately held by its members and is registered as an investment adviser under the Advisers Act.

                                       36

Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York
10112,  serves as a  subadvisor  to the MGI Non-US Core Equity  Fund.  Lazard is registered as an adviser under the Advisers Act and is a wholly-owned subsidiary of Lazard Freres & Co. LLC. Lazard Freres & Co. LLC has one member, Lazard Group
LLC, a Delaware limited liability company. Units of Lazard Group LLC are held by
Lazard Ltd., a Bermuda  corporation  with shares that are publicly traded on the
New York Stock Exchange.

BlackRock Financial Management, Inc. ("BFM"), 40 East 52nd Street, New York, New
York 10022,  serves as a subadvisor to the MGI Core  Opportunistic  Fixed Income
Fund. BFM is a wholly-owned subsidiary of BlackRock, Inc., a public company, and is registered as an investment adviser under the Advisers Act.

Western  Asset  Management  Company  ("Western"),  located at 385 East  Colorado
Boulevard,  Pasadena,  California 91101,  serves as a subadvisor to the MGI Core
Opportunistic  Fixed Income Fund.  Western is a wholly-owned  subsidiary of Legg
Mason,  Inc.  Western  is a  California  corporation  that is  registered  as an investment adviser under the Advisers Act.

MacKay  Shields LLC  ("MacKay"),  9 West 57th Street,  New York, New York 10019,
serves as a subadvisor to the MGI Core Opportunistic  Fixed Income.  MacKay is a
wholly-owned  subsidiary of New York Life Investment Management Holdings LLC and
is registered as an investment adviser under the Advisers Act.

Pacific Investment  Management Company LLC ("PIMCO"),  840 Newport Center Drive,
Suite 100, Newport Beach,  California  92660,  serves as a subadvisor to the MGI
Core  Opportunistic  Fixed Income Fund.  PIMCO is a Delaware  limited  liability company,  and is a  majority-owned  subsidiary  of Allianz  Global  Investors of
America L.P. ("Allianz"). PIMCO is registered as an investment adviser under the
Advisers Act.

Aberdeen  Asset  Management  Inc.  ("AAMI"),  located  at  1735  Market  Street,
Philadelphia,  Pennsylvania  19103,  serves as a subadvisor  to the MGI US Short
Maturity Fixed Income Fund.  AAMI is a subsidiary of Aberdeen  Asset  Management
PLC and is registered as an investment adviser under the Advisers Act.

Administrative, Accounting, and Custody Services

Administrative and Accounting Services. State Street Bank and Trust Company (the
"Administrator"),  located at 200 Clarendon Street, Boston, Massachusetts 02116,
is the administrator of the Funds.  Prior to January 1, 2008, the Funds paid the
Administrator at the following annual contract rates of the Funds' average daily net assets for external administrative services: Fund assets up to $300 million,
0.055 of 1%;  and Fund  assets  in excess  of $300  million,  0.050 of 1%. As of
January 1, 2008, the annual  contract rates  decreased so that the Funds now pay the  Administrator  at the following annual contract rates of the Funds' average daily net assets for  external  administrative  services:  Fund assets up to $20 billion,  0.02 of 1%, Fund assets in excess of $20 billion and not more than $25 billion,  0.018 of 1%, and Fund  assets in excess of $25  billion,  0.016 of 1%.
These  external  administrative  services  include  fund  accounting,  daily and ongoing maintenance of certain Fund records, calculation of the Funds' net asset values (the `NAVs'),  and  preparation of shareholder  reports.  The table below sets forth the

                                       37

total  dollar  amounts  that  each  Fund  paid  to  the  Administrator  and  its predecessors for administrative  services provided during the fiscal years ended
March 31:

                                              2006            2007        2008
MGI US Large Cap Growth Equity Fund        $  87,877       $ 173,773   $ 263,864
MGI US Large Cap Value Equity Fund         $  90,922       $ 158,774   $ 272,693
MGI US Small/Mid Cap Growth Equity Fund    $  79,359       $  87,639   $ 135,323
MGI US Small/Mid Cap Value Equity Fund     $  42,106       $  89,563   $ 120,819
MGI Non-US Core Equity Fund                   N/A*         $ 466,510   $ 868,908
MGI Core Opportunistic Fixed Income Fund   $ 121,370       $ 291,630   $ 377,611
MGI US Short Maturity Fixed Income Fund    $  15,638       $  36,329   $  62,692

*    The MGI Non-US Core Equity Fund commenced  investment  operations on August
     17, 2006.

The Advisor provides certain  internal  administrative  services to the Class S,
Class Y-1, and Class Y-2 shares of the Funds,  for which the Advisor is entitled to receive a fee of 0.15%,  0.10%,  and 0.05% of the average daily net assets of the Class S, Class Y-1, and Class Y-2 shares of the Funds,  respectively.  These
internal    administrative    services   include    attending   to   shareholder
correspondence,   requests,   and  inquiries,   and  other  communications  with
shareholders;  assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial  shareholders;  and  monitoring  and  overseeing  non-advisory relationships  with entities  providing  services to the Class S, Class Y-1, and
Class Y-2 shares, including the transfer agent.

For the fiscal year ended March 31, 2008,  the Funds did not pay any fees to the
Advisor for internal administrative services.

Custody Services. State Street Bank and Trust Company (the "Custodian"), located at 200 Clarendon Street, Boston,  Massachusetts 02116, provides custody services for the  securities  and cash of the Funds.  The custody  fee  schedule is based primarily  on the net amount of assets held during the period for which  payment is being made, plus a per transaction  fee for  transactions  during the period.
The Custodian utilizes foreign  sub-custodians  under procedures approved by the
Board in accordance with applicable legal requirements.

Principal Underwriting Arrangements

MGI Funds Distributors, Inc. (the "Distributor"), a Delaware corporation that is a  subsidiary  of PFPC,  Inc.,  located at 760 Moore Road,  King of Prussia,  PA
19406,  acts as the principal  underwriter  of each class of shares of the Funds pursuant to a Distribution  Agreement with the Trust. The Distribution Agreement requires the  Distributor  to use its best  efforts,  consistent  with its other businesses,  to sell  shares of the  Funds.  Shares  of the  Funds  are  offered continuously.

Separate  plans  pertaining  to the Class S shares  and Class Y-1  shares of the
Funds have been adopted by the Trust in the manner  prescribed  under Rule 12b-1 under the 1940 Act  (each,  respectively,  the "Class S Plan" and the "Class Y-1
Plan," and collectively,  the "Plans") to compensate persons who provide certain marketing  services and  shareholder  services to shareholders of Class S shares and Class Y-1 shares.

Each Plan provides that each Fund shall pay to the Distributor,  the Advisor, or their  affiliates  a fee in an  amount  or at a rate not to  exceed  0.25% on an annual basis of the average daily net

                                       38

asset  value of the Class S shares  or Class  Y-1  shares,  as  applicable.  The
Distributor  and the Advisor shall use the fees paid to them under the Plans for marketing  activities  ("Marketing  Services"),  which may include,  among other things,  the preparation and distribution of  advertisements,  sales literature, and  prospectuses  and reports used for sales purposes,  as well as compensation related to sales and marketing  personnel and payments to dealers and others for marketing related services.  The fees also may be used to compensate dealers and others that have entered into an agreement  with the  Distributor or the Advisor for Marketing Services that include attracting shareholders to Class S shares or
Class Y-1 shares of a Fund, as applicable.

The fees also may be used to pay  authorized  persons (the "service  providers")
who enter  into  agreements  with the  Distributor  or the  Advisor  to  provide services  to  shareholders.  For  purposes  of each Plan,  "service  activities"
include any personal services or account maintenance services, which may include but are  not  limited  to:  assisting  beneficial  shareholders  with  purchase, exchange,  and redemption requests;  activities in connection with the provision
of  personal,   continuing  services  to  investors  in  each  Fund;  receiving, aggregating,  and  processing  purchase and  redemption  orders;  providing  and
maintaining   retirement   plan   records;   communicating   periodically   with
shareholders   and  answering   questions  and  handling   correspondence   from
shareholders about their accounts;  acting as the sole shareholder of record and nominee for shareholders;  maintaining account records and providing  beneficial
owners  with  account   statements;   processing   dividend  payments;   issuing
shareholder  reports and  transaction  confirmations;  providing  sub-accounting services  for Class Y-1 shares of a Fund held  beneficially  (in the case of the
Class Y-1 Plan);  forwarding  shareholder  communications to beneficial  owners;
receiving,  tabulating,  and transmitting proxies executed by beneficial owners;
disseminating  information  about the Fund; and general  account  administration
activities.   A  service  provider  is  authorized  to  pay  its  affiliates  or independent  third party service  providers for  performing  service  activities consistent  with  each  Plan.  The  Class  S  Plan  12b-1  fee  may be  paid  to unaffiliated  mutual fund  supermarkets  that  maintain  investor  accounts  and provide shareholder servicing and recordkeeping  services for holders of Class S shares.

There is no  distribution  plan with  respect to the Funds' Class Y-2 shares and
Class Y-3 shares,  and the Funds pay no  distribution  fees with  respect to the shares of those classes.

Rule 12b-1 requires that: (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made;  (ii) the Board of  Trustees,  including  a  majority  of the  Independent
Trustees,  approve all agreements  implementing the Plan; and (iii) the Plan may be continued from  year-to-year  only if the Board,  including a majority of the
Independent Trustees,  concludes at least annually that continuation of the Plan is likely to benefit shareholders.

For the fiscal year ended March 31, 2008,  no payments were made pursuant to the
Class S and Class Y-1 Plans.

Transfer Agency Services

PFPC,  Inc.  ("PFPC"),  located  at  PO  Box  9811,  Providence,   Rhode  Island
02940-8011, serves as the Trust's transfer agent.

                                       39

Independent Registered Public Accounting Firm

Deloitte & Touche LLP,  located at 200 Berkeley  Street,  Boston,  Massachusetts
02116, is the independent registered public accounting firm for the Trust.

Legal Counsel

Stradley  Ronon  Stevens  & Young,  LLP,  Philadelphia,  Pennsylvania,  is legal counsel to the  Trust.  Stroock & Stroock & Lavan LLP,  New York,  New York,  is
legal counsel to the Independent Trustees.

Codes of Ethics

The Trust, the Advisor and each subadvisor have adopted codes of ethics pursuant to Rule  17j-1  under the 1940 Act.  The codes of ethics  apply to the  personal investing  activities  of access  persons,  as  defined by Rule  17j-1,  and are designed to prevent unlawful  practices in connection with the purchase and sale of securities by access persons.  Under the codes,  access persons are permitted to engage in personal securities transactions,  but are required to report their personal securities  transactions for monitoring purposes and, in certain cases, to pre-clear securities  transactions.  Copies of each code are on file with the
SEC and available to the public.

Proxy Voting Policies

The Board has delegated to the Advisor the  responsibility  to vote proxies with respect to the portfolio securities held by the Funds. The Advisor, in turn, has delegated to each subadvisor the  responsibility to vote proxies with respect to portfolio  securities held by the portion of a Fund that the subadvisor advises.
The Advisor and each  subadvisor  have  adopted  policies  and  procedures  with respect to voting  proxies  relating to securities  held in client  accounts for which the  Advisor  has  discretionary  authority.  You may  obtain  information regarding  how the Advisor and the  subadvisors  voted  proxies on behalf of the
Funds  relating to  portfolio  securities  during the most recent  12-month  (or shorter,  as applicable) period ended June 30 (i) without charge,  upon request, through  the  Funds'  website  at  www.mgifunds.us/proxy;  and (ii) on the SEC's website  at  http://www.sec.gov  or the EDGAR  database  on the  SEC's  website.
Appendix B to this SAI contains the proxy voting policies (or summaries thereof)
of the Advisor and each subadvisor.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Assets of a Fund are invested by the  subadvisor(s) in a manner  consistent with the Fund's investment objective, strategies, policies, and restrictions, as well as with any  instructions  the Board may issue  from time to time.  Within  this framework,  and subject to the  oversight of the Advisor,  the  subadvisors  are responsible  for  making  all  determinations  as to the  purchase  and  sale of portfolio securities for a Fund, and for taking all steps necessary to implement
securities   transactions  on  behalf  of  a  Fund.  When  placing  orders,  the subadvisors  will seek to obtain the best net results,  taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the  transaction  involved,  the firm's  general  execution  and  operational facilities, and the firm's risk in positioning the securities involved.

                                       40

The Advisor,  from time to time,  may execute  trades with certain  unaffiliated third-party  brokers in connection  with the  transition of the  securities  and other  assets  included  in  a  Fund's  portfolio  when  there  is a  change  in subadvisors  for  the  Fund  or  a  reallocation  of  assets  among  the  Fund's subadvisors.  An unaffiliated  third-party broker selected by the Advisor or the relevant  subadvisor  provides  execution and clearing  services with respect to such  trades,  as  well  as  transition  management  support  services,  and  is compensated  for such services out of the  commissions  paid on the trades.  All such  transactions  effected using a transition broker must be accomplished in a manner that is consistent  with the Trust's  policy to achieve best net results, and must comply with the Trust's  procedures  regarding  the  execution  of Fund transactions  through affiliated  brokers.  The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

The Funds have no obligation to deal with any  broker-dealer or group of brokers or dealers in the execution of  transactions in portfolio  securities,  nor will the Funds purchase  portfolio  securities  from any affiliated  person acting as principal except in conformity with the regulations of the SEC.

For securities  traded in the  over-the-counter  markets,  the subadvisors  deal directly  with the dealers who make markets in these  securities,  unless better
prices  and  execution  are  available  elsewhere.   The  subadvisors  negotiate
commission  rates with  brokers  based on the quality  and  quantity of services provided  in light of  generally  prevailing  rates,  and while the  subadvisors generally  seek  reasonably  competitive  commission  rates,  a  Fund  does  not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.

The table below sets forth the total  dollar  amounts of  brokerage  commissions paid by each Fund during the fiscal years ended March 31:

                                              2006         2007           2008
MGI US Large Cap Growth Equity Fund        $ 126,845    $ 193,376   $    411,695
MGI US Large Cap Value Equity Fund         $ 121,785    $ 213,740   $    420,171
MGI US Small/Mid Cap Growth Equity Fund    $ 134,026    $ 267,445   $    490,532
MGI US Small/Mid Cap Value Equity Fund     $ 113,765    $ 250,268   $    231,764
MGI Non-US Core Equity Fund                   N/A*      $ 408,808   $    741,261
MGI Core Opportunistic Fixed Income Fund   $     470    $   3,437   $     31,760
MGI US Short Maturity Fixed Income Fund    $       0    $     330   $          0

*    The MGI Non-US Core Equity Fund commenced  investment  operations on August
     17, 2006.

When consistent with the objectives of best price and execution, business may be placed with  broker-dealers who furnish  investment  research or services to the subadvisors.  The  commissions on such brokerage  transactions  with  investment research or services  may be higher than  another  broker might have charged for the same  transaction  in  recognition  of the  value of  research  or  services provided. Such research or services include advice, both oral and in writing, as to the value of securities;  the  advisability of investing in,  purchasing,  or selling securities;  the availability of securities, or purchasers or sellers of securities;  as well as analyses  and  reports  concerning  issues,  industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among subadvisors and the suitability
of  subadvisors.   To  the  extent  portfolio  transactions  are  effected  with broker-dealers  who furnish  research  and/or

                                       41

other  services  to the  Advisor or a  subadvisor,  the  Advisor  or  subadvisor receives a  benefit,  not  capable  of  evaluation  in dollar  amounts,  without providing any direct monetary benefit to the Fund from these transactions.  Such research or services  provided by a broker-dealer  through whom the Advisor or a subadvisor effects securities transactions for a Fund may be used by the Advisor or subadvisor in servicing all of its accounts. In addition,  the Advisor or the subadvisor  may  not use  all of the  research  and  services  provided  by such broker-dealer in connection with the Fund.

The table below sets forth the total dollar amounts of transactions  and related commissions  paid by each Fund  during the fiscal  year ended March 31, 2008 for transactions  directed to a broker because of research services provided by that broker:

                                                Amount of       Commissions Paid
Funds                                          Transactions

MGI US Large Cap Growth Equity Fund         $  29,965,079       $     33,158
MGI US Large Cap Value Equity Fund          $195,077,897        $     62,477
MGI US Small/Mid Cap Growth Equity Fund     $  16,776,771       $     24,839
MGI US Small/Mid Cap Value Equity Fund      $    8,937,816      $     24,757
MGI Non-US Core Equity Fund                 $  32,130,162       $     30,320
MGI Core Opportunistic Fixed Income Fund    $          0        $          0
MGI US Short Maturity Fixed Income Fund     $          0        $          0

The same  security may be suitable for a Fund,  another  fund,  or other private accounts  managed by the Advisor or a subadvisor.  Each  subadvisor  has adopted policies  that are  designed  to ensure  that when a Fund and one or more  other accounts of the  subadvisor  simultaneously  purchase or sell the same security, the  transactions  will be allocated as to price and amount in  accordance  with arrangements  equitable  to the Fund and the other  accounts.  The  simultaneous purchase or sale of the same  securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

For the fiscal year ended March 31, 2008,  each Fund acquired  securities of the regular  brokers or dealers with which the Fund  effected  transactions,  or the parent companies of such brokers or dealers, as described in the table below.

                      Broker or Dealer                       Value of Securities

MGI US Large Cap Growth Equity Fund

                      Goldman, Sachs & Co.                    $ 711,177

MGI US Large Cap Value Equity Fund

                      Merrill Lynch & Co., Inc.             $ 1,560,342
                      Bank of New York                          $ 2,943,342
                      Morgan Stanley & Co., Inc.            $ 8,592,743
                      Goldman, Sachs & Co.                  $ 2,133,531
                      Lehman Brothers, Inc.                     $ 1,820,835
                      State Street Bank & Trust Co.         $ 1,343,000

                                       42

MGI US Small/Mid Cap Growth Equity Fund
                      Jefferies & Co., Inc.                   $ 866,181

MGI Core Opportunistic Fixed Income Fund

                      Bank of America Corp                     $ 13,223,924
                      Barclays Capital, Inc.                      $ 977,130
                      Goldman, Sachs & Co.                  $ 5,460,427
                      JP Morgan Chase & Co.                $ 16,930,846
                      Lehman Brothers, Inc.                    $ 18,305,506
                      Morgan Stanley & Co., Inc.           $ 16,762,437
                      Bear Stearns & Co., Inc.             $ 14,234,725
                      Deutsche Bank                               $ 475,544
                      Credit Suisse First Boston LLC            $ 5,543,190
                      Merrill Lynch & Co., Inc.             $ 5,694,461

MGI US Short Maturity Fixed Income Fund

                      JP Morgan Chase & Co.                 $ 1,718,494
                      Bear Stearns & Co., Inc.                $ 218,727
                      Goldman, Sachs & Co.                    $ 569,994
                      Morgan Stanley & Co., Inc.              $ 936,505
                      Bank of America Corp                        $ 237,592
                      Wachovia                                    $ 346,135

MGI Non-US Core Equity Fund

                      Deutsche Bank                             $ 2,749,416
                      Credit Suisse First Boston LLC            $ 2,514,595

Portfolio Turnover

Each Fund is free to dispose of its portfolio securities at any time, subject to complying  with the Code and the 1940 Act,  when  changes  in  circumstances  or conditions  make  such a move  desirable  in  light  of  the  Fund's  investment objective.  A Fund will not attempt to achieve or be limited to a  predetermined rate  of  portfolio  turnover,  such  a  turnover  always  being  incidental  to transactions  undertaken  with  a  view  to  achieving  that  Fund's  investment objective.

Except as otherwise provided in the Prospectuses, the Funds do not intend to use short-term trading as a primary means of achieving their investment  objectives.
The rate of portfolio turnover for each Fund shall be calculated by dividing (a)
the lesser of purchases  and sales of portfolio  securities  for the  particular fiscal year by (b) the monthly average of the value of the portfolio  securities owned by the Fund during the particular  fiscal year. Such monthly average shall be  calculated  by totaling  the values of the  portfolio  securities  as of the beginning and end of the first month of the  particular  fiscal year,  and as of the end of each of the succeeding eleven months and dividing the sum by 13.

                                       43

A high portfolio turnover rate (over 100%) may involve  correspondingly  greater brokerage  commissions and other transaction costs, which will be borne directly by the Fund  and  ultimately  by the  Fund's  shareholders.  In  addition,  high portfolio turnover may result in increased short-term capital gains, which, when distributed to  shareholders,  are treated as ordinary  income.  The table below sets forth the annualized  portfolio  turnover rate for each Fund for the fiscal years ended March 31, 2006, 2007, and 2008:

                                              2006         2007         2008
MGI US Large Cap Growth Equity Fund            63%          77%         129%
MGI US Large Cap Value Equity Fund             22%          67%         132%*
MGI US Small/Mid Cap Growth Equity Fund        72%          77%          95%
MGI US Small/Mid Cap Value Equity Fund         23%         139%          71%**
MGI Non-US Core Equity Fund                    N/A          36%          72%***
MGI Core Opportunistic Fixed Income Fund      282%         244%         200%
MGI US Short Maturity Fixed Income Fund       121%         186%         131%

*    During the fiscal year ended March 31, 2008, a new  subadvisor was added to manage an allocated  portion of the MGI US Large Cap Value Equity Fund. The variation in the MGI US Large Cap Value  Equity  Fund's  portfolio  rate is
     due,  in  significant   part,  to  transactions  in  the  Fund's  portfolio
     securities effected in connection with this subadvisor addition.

**   During the fiscal year ended March 31, 2007, two new subadvisors were added to manage  separate  allocated  portions of the MGI US Small/Mid  Cap Value
     Equity Fund,  replacing a single  subadvisor  that had managed an allocated portion of the Fund since the Fund's inception. The variation in the MGI US
     Small/Mid  Cap Value  Equity  Fund's  portfolio  turnover  rate is due,  in significant  part,  to  transactions  in the  Fund's  portfolio  securities effected in connection with these changes in subadvisors.

***  The increase in the MGI Non US Core Equity Fund's  portfolio  turnover rate for the fiscal  year ended March 31, 2008 was the result of the Fund having limited  assets  during the fiscal  year ended  March 31,  2007  because it commenced operations on August 17, 2006.

Selective Disclosure of Portfolio Holdings

The Advisor and the Board have adopted a Portfolio  Holdings  Disclosure  Policy
(the  "Policy")  to govern  disclosure  of  information  relating  to the Funds'
portfolio  holdings  ("Portfolio  Holdings"),  and  to  prevent  the  misuse  of material,  non-public information,  including Portfolio Holdings. Generally, the
Policy restricts the disclosure of Portfolio Holdings data to certain persons or entities, under certain conditions, and requires that all shareholders,  whether individual or  institutional,  must be treated in the same manner, as it relates to the  disclosure of Portfolio  Holdings.  In all cases,  the  Advisor's  Chief
Compliance  Officer  (or  his  designee)  is  responsible  for  authorizing  the disclosure  of  a  Fund's  Portfolio  Holdings  and  the  Funds  do  not  accept compensation or consideration of any sort in return for the preferential release of  Portfolio  Holdings  information.  Any  such  disclosure  is  done  only  if consistent with the anti-fraud provisions of the federal securities laws and the
Advisor's  fiduciary  duties to its clients,  including the Funds. In accordance with the Policy,  the Trust's Chief Compliance Officer must consider whether the disclosure  of  Portfolio  Holdings  (1) is in the best  interests of the Funds'
shareholders,  and (2)  presents any  conflicts  of interest  between the Funds'
shareholders,  on the one hand, and those of MGI, the principal underwriter,  or any  affiliated  person  thereof,  on the other.  The Trust's  Chief  Compliance
Officer  shall  consult,  if  necessary,  with counsel  regarding  any potential conflicts.

                                       44

In accordance  with the Policy,  each Fund will disclose its Portfolio  Holdings periodically,  to the extent  required by applicable  federal  securities  laws.
These  disclosures  include  the filing of a complete  schedule  of each  Fund's
Portfolio  Holdings with the SEC  semi-annually on Form N-CSR, and following the
Fund's first and third fiscal  quarters on Form N-Q. These filings are available to the public  through  the EDGAR  Database  on the SEC's  Internet  website at:
http://www.sec.gov.

The Policy provides that a Fund's Portfolio Holdings information may be released to selected third parties,  such as fund rating agencies,  information  exchange subscribers  (and any clients of information  exchange  subscribers that request
Portfolio  Holdings  information),   consultants  and  analysts,  and  portfolio
analytics providers,  only when there is a legitimate business purpose for doing so and  the  recipients  are  subject  to a duty of  confidentiality  (including appropriate related limitations on trading),  either through the nature of their relationship  with the Funds or through a  confidentiality  agreement.  A Fund's
Portfolio  Holdings  information  may  also be  released  to a Fund  shareholder redeeming  securities  in-kind (up to seven days prior to making the  redemption request).

Pursuant to the Policy,  complete Portfolio Holdings information may be released to rating  agencies on a monthly  basis,  no earlier than fifteen days following month-end.  The Funds may publish "Portfolio Compositions" on their website on a monthly basis, with at least a fifteen day lag. This information may include Top
Ten Holdings and certain other portfolio characteristics.

Under the Policy, the Funds also may share their Portfolio Holdings with certain primary  service  providers  that  have a  legitimate  business  need  for  such information,  including, but not limited to, the Custodian, Administrator, proxy voting vendor,  and independent  registered  public accounting firm. The Trust's service  agreements  with  each  of  these  entities  mandate  the  confidential treatment (including  appropriate  limitations on trading) of Portfolio Holdings data by each service provider and its employees.

The authorization to disclose the Funds' Portfolio  Holdings--other than through an SEC filing or website  posting--must come from the Advisor's Chief Compliance
Officer,  the Trust's  Chief  Compliance  Officer,  or a designee of the Trust's
Chief Compliance Officer.  Any requests for Portfolio Holdings  information that fall  outside the Policy must be  pre-approved,  in  writing,  by the  Advisor's
Compliance Department,  following consultation,  if necessary,  with the Trust's
Chief Compliance Officer or outside counsel. The Advisor's Compliance Department maintains a log of all ad-hoc Portfolio  Holdings  information that is released.
This log is provided to the Trust's Chief Compliance  Officer and the Board, for
review and  monitoring of  compliance  with the Policy.  The Board  periodically reviews the Policy and its operation, including disclosure of Portfolio Holdings to third parties.

CAPITAL STOCK AND OTHER SECURITIES

The Trust currently  offers four classes of shares for each Fund: Class S, Class
Y-1,  Class Y-2, and Class Y-3.  Additional  classes of shares may be offered in the future.  Each Fund is authorized  to issue an unlimited  number of shares of beneficial interest without par value.

Each share of beneficial interest represents an equal proportionate  interest in the assets  and  liabilities  of the Fund and has  identical  voting,  dividend, redemption,  liquidation,  and other

                                       45

rights  and  preferences  as the other  classes  of the Fund,  except  that only holders of Class S shares may vote on any matter  affecting  the Class S shares.
Similarly,  only  holders of Class Y-1,  Y-2,  or Y-3 shares may vote on matters that affect only the Class Y-1, Y-2, or Y-3 shares, as applicable.  No class may vote on matters that affect only another class.

Under Delaware law, the Trust is not required,  and the Trust presently does not intend,  to hold  regular  annual  meetings  of  shareholders.  Meetings  of the shareholders  of one or  more of the  Funds  may be  held  from  time to time to consider certain matters,  including changes to a Fund's fundamental  investment policies, changes to the Trust's investment advisory agreement, and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with  proportionate  voting  for  fractional  shares.  The shares  of a Fund do not have  cumulative  voting  rights or any  preemptive  or conversion rights, and the Trustees have authority, from time to time, to divide or combine  the shares of the Fund into a greater or lesser  number of shares so affected.  In the case of a liquidation of a Fund, each  shareholder of the Fund will be  entitled  to  share,  based  upon the  shareholder's  percentage  share ownership,  in the distribution of assets,  net of liabilities,  of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual Fund, except: (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by  individual  Fund;  and (ii) when the
Board has  determined  that the matter  affects the  interests  of more than one
Fund, then the shareholders of all such Funds shall be entitled to vote thereon.
The Trustees also may determine  that a matter affects only the interests of one or more  classes  of shares of a Fund,  in which case any such  matter  shall be voted on by such class or classes.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION AND OTHER SERVICES

Additional   Exchange   and   Redemption   Information.   As  discussed  in  the
Prospectuses,  eligible  shares  of a Fund may be  exchanged  for  shares of the corresponding class of another Fund.

A Fund may suspend redemption  privileges or postpone the date of payment during any period:  (i) when the New York Stock Exchange  ("NYSE") is closed or trading on the NYSE is  restricted  as  determined  by the SEC,  (ii) when an  emergency exists,  as defined by the SEC, that makes it not reasonably  practicable  for a
Fund to dispose of  securities  owned by it or fairly to determine  the value of its assets, or (iii) as the SEC may otherwise  permit.  The redemption price may be more or less than the shareholder's cost,  depending on the market value of a
Fund's portfolio at the time.

A 2.00%  redemption fee payable to the  applicable  Fund may apply to any shares that are redeemed (either by sale or exchange)  within 30 days of purchase.  The redemption fee is intended to offset the trading costs, market impact, and other costs associated with short-term trading into and out of a Fund.

                                       46

NET ASSET VALUE

Each Fund determines its net asset value per share  separately for each class of shares,  normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each day when the NYSE is open.  Prices will be  calculated earlier when the NYSE closes early because  trading has been halted for the day.
Currently, the NYSE is open for trading every day except Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents'
Day, Good Friday,  Memorial Day,  Independence Day, Labor Day, Thanksgiving Day,
and Christmas Day.

Securities  that are listed on  exchanges  normally  are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where  securities are traded on more than one exchange,  the securities are generally valued on the exchange considered by the Advisor or a  subadvisor  as the primary  market.  Securities  traded in the over-the-counter  market  and  listed  on the  Nasdaq  Stock  Market  ("Nasdaq")
normally  are  valued at the  Nasdaq  Official  Closing  Price  ("NOCP");  other over-the-counter  securities are valued at the last bid price available prior to valuation  (other than  short-term  investments  that mature in 60 days or less, which  are  valued  as  described  further  below).  Investments  in  investment companies are valued at their net asset value.

The Board has delegated its  responsibility of valuing  portfolio  securities to the Advisor,  subject to continuing Board oversight. The Advisor has appointed a
Valuation Committee that is responsible for overseeing the day-to-day process of valuing  portfolio  securities.  With respect to portfolio  securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security,  the Valuation  Committee will value such securities at fair value based upon procedures approved by the Board. Certain fixed-income securities may be  valued  based  upon  appraisals  received  from a  pricing  service  using a computerized  matrix system or based upon  appraisals  derived from  information concerning the security or similar securities  received from a recognized dealer or dealers in those  securities.  It should be recognized  that  judgment  often plays a greater role in valuing thinly traded  securities,  including many lower rated  bonds,  than is the case with respect to  securities  for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of  valuation  generally is used to value debt  obligations  with 60 days or less remaining  until  maturity,  unless the Board  determines that this does not represent fair value.

The  application  of fair value  pricing  represents a good faith  determination based on  specifically  procedures.  There can be no assurance that a Fund could obtain the fair value assigned to the security if the Fund were able to sell the security  at  approximately  the time at which the Fund  determines  its NAV per share.

TAXATION

Distributions

Distributions of Net Investment  Income.  Each Fund receives income generally in the form of  dividends  and  interest  on its  investments.  This  income,  less expenses  incurred  in the  operation  of a Fund,  constitutes  the  Fund's  net investment  income from which  income  dividends  may be paid to you.  Each Fund calculates  income  dividends and capital gains  distributions  the same way

                                       47

for each  class.  The amount of any  income  dividends  per share  will  differ, however,  generally due to any differences in the distribution and service (Rule
12b-1) fees applicable to the classes. If you are a taxable investor, any income dividends a Fund pays are taxable to you at  ordinary  income tax rates,  except that a portion  of the  income  dividends  designated  by  certain  Funds may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term capital gains rates.

Capital Gains Distributions.  A Fund may realize capital gains and losses on the sale or other  disposition of its portfolio  securities.  Distributions  derived from the excess of net short-term  capital gains over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gains over net short-term  capital loss will be taxable to you as long-term capital gains, regardless of how long you have held your shares in the Fund.  Any net  short-term or long-term  capital gains realized by a Fund
(net of any capital loss  carryovers)  generally will be  distributed  once each year,  and may be  distributed  more  frequently,  if  necessary,  to  reduce or eliminate excise or income taxes on the Fund.

Returns of Capital.  If a Fund's  distributions  exceed its  taxable  income and capital  gains  realized  during  a  taxable  year,  all  or a  portion  of  the distributions  made in the same taxable year may be  recharacterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable,  but will reduce each  shareholder's cost basis in the shareholder's
Fund  shares  and result in a higher  reported  capital  gain or lower  reported capital loss when those shares on which the  distribution was received are sold.
Any return of capital in excess of your basis,  however, is taxable as a capital gain.

Taxes

Effect of Foreign  Withholding  Taxes (Applicable to Funds other than the MGI US
Short Maturity Fixed Income Fund). A Fund may be subject to foreign  withholding taxes on income from certain foreign securities. This, in turn, could reduce the
Fund's income dividends paid to you.

Pass-Through  of Foreign Tax Credits.  If more than 50% of a Fund's total assets at the end of a fiscal  year is  invested  in foreign  securities,  the Fund may elect to pass  through to you your pro rata  share of foreign  taxes paid by the
Fund. If this election is made,  the Fund may report more taxable  income to you than the Fund actually  distributes.  You will then be entitled either to deduct your  share of these  taxes in  computing  your  taxable  income,  or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to  limitations  for certain  shareholders).  The Fund will provide you with the information  necessary to complete your  personal  income tax return if the Fund makes this  election.  You should  also be aware that use of foreign  dividends, designated by the Fund as dividends from  qualifying  foreign  corporations  and subject to reduced rates of taxation on qualified  dividend  income,  may reduce the otherwise  available  foreign tax credits on your federal income tax return.
Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that the shareholders  should follow to claim these credits on the shareholders' personal income tax returns.

Effect of Foreign Debt  Investments and Hedging on  Distributions.  Most foreign exchange gains  realized on the sale of debt  securities are treated as ordinary income by a Fund.  Similarly,

                                       48

foreign  exchange losses  realized on the sale of debt securities  generally are treated as ordinary losses. These gains, when distributed, are taxable to you as ordinary  income,  and any  losses  reduce a Fund's  ordinary  income  otherwise available for  distribution  to you. This treatment could increase or decrease a
Fund's  ordinary  income  distributions  to you,  and may cause some or all of a
Fund's previously distributed income to be classified as a return of capital.

PFIC  Securities.  The Funds may invest in securities  of foreign  entities that could be deemed for federal income tax purposes to be passive foreign investment companies  ("PFICs").  In general,  a PFIC is any foreign  corporation if 75% or more of its gross income for its taxable year is passive income,  or 50% or more of its average assets (by value) are held for the production of passive  income.
When investing in PFIC  securities,  each Fund intends to  mark-to-market  these securities  under certain  provisions  of the Code and recognize any  unrealized gains as ordinary  income at the end of the Fund's fiscal and excise  (described below) tax years.  Deductions for losses are allowable only to the extent of any current or  previously  recognized  gains.  These gains  (reduced  by  allowable losses) are treated as  ordinary  income that a Fund is required to  distribute, even though it has not sold or received  dividends  from these  securities.  You should  also be aware  that the  designation  of a  foreign  security  as a PFIC security  will cause its income  dividends to fall outside of the  definition of qualified  foreign  corporation  dividends.  These dividends  generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition,  if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S.  federal  income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable  dividend by the Fund to its  shareholders.  Additional charges  in the  nature of  interest  may be  imposed  on a Fund in  respect  of deferred taxes arising from such distributions or gains.

Information  on the Amount and Tax  Character of  Distributions.  Each Fund will
inform  you  of  the  amount  of  your  income   dividends   and  capital  gains
distributions at the time they are paid, and will advise you of their tax status for federal  income tax purposes  shortly after the close of each calendar year.
If you have not owned your Fund shares for a full year,  the Fund may  designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage  of income that may not be equal to the actual  amount of each type of income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated  Investment Company.  Each Fund has elected, or intends  to elect,  to be treated as a  regulated  investment  company  under
Subchapter M of Code and intends to so qualify  during the current  fiscal year.
As a regulated  investment  company,  a Fund  generally is not subject to entity level federal  income tax on the income and gains the Fund  distributes  to you.
The Board  reserves the right not to distribute a Fund's net  long-term  capital gain or not to maintain the  qualification  of a Fund as a regulated  investment company  if the Board  determines  such a course of action to be  beneficial  to shareholders.  If net long-term capital gain is retained,  a Fund would be taxed on the  gain at the  highest  corporate  tax  rate,  and  shareholders  would be notified  that they are  entitled  to a credit or refund for the tax paid by the
Fund.  If a Fund fails to qualify as a regulated  investment  company,  the Fund would be subject to federal and state  corporate taxes on its taxable income and gains,  and  distributions  to you will be treated as taxable dividend income to the extent of such Fund's earnings and profits.

                                       49

In order to qualify as a regulated  investment  company  for federal  income tax purposes, each Fund must meet certain specific requirements, including:

Diversification   Test.  A  Fund  must  maintain  a  diversified   portfolio  of
securities,  wherein  no  security,  including  the  securities  of a  qualified
publicly  traded  partnership  (other  than  U.S.   government   securities  and
securities  of other  regulated  investment  companies),  can  exceed 25% of the
Fund's total assets,  and,  with respect to 50% of the Fund's total  assets,  no investment  (other than cash and cash items,  U.S.  government  securities,  and securities of other regulated investment  companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

Good  Income  Test.  A Fund must  derive at least 90% of its gross  income  from dividends,  interest,  payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived  with  respect  to the  Fund's  business  of  investing  in such  stock, securities, or foreign currencies,  and net income derived from an interest in a qualified publicly traded partnership; and

Distribution  Requirement.  A Fund must distribute to its  shareholders at least
90% of the Fund's  investment  company taxable income and net tax-exempt  income for each of its fiscal years.

Excise Tax Distribution  Requirements.  As a regulated investment company,  each
Fund is required to  distribute  its income and gains on a calendar  year basis, regardless of the Fund's fiscal year-end, as follows:

Required Distributions.  To avoid federal excise taxes, the Code requires a Fund to distribute  to you by December 31 of each year,  at a minimum,  the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98%
of its capital  gains net income earned  during the  twelve-month  period ending
October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these  distributions  in December  (or to pay them in
January,  in which case you must treat them as  received in  December),  but can give no assurances that the Fund's distributions will be sufficient to eliminate all taxes.

Post-October  Losses.  Because the periods for measuring a regulated  investment company's income are different for excise and income tax purposes, special rules are  required to protect the amount of  earnings  and profits  needed to support excise tax distributions.  For instance,  if a regulated investment company that uses  October 31 as the  measurement  period for  paying out  capital  gains net income, realizes a net capital loss after October 31 and before the close of the regulated  investment  company's taxable year, the regulated  investment company likely  would have  insufficient  earnings  and profits for that taxable year to support the dividend  treatment of its required  distributions for that calendar year.  Accordingly,  a Fund is  permitted  to elect to treat net capital  losses realized between  November 1 and its fiscal year-end of March 31  ("post-October loss") as occurring on the first day of the following tax year (i.e., April 1).

Redemptions.  Redemptions,  including  redemptions in-kind and exchanges of Fund shares, are taxable  transactions for federal and state income tax purposes.  If you redeem your Fund shares,  or exchange  them for shares of a different  Fund, the  Internal  Revenue  Service  requires you to report any gain or loss on your redemption or exchange.  If you hold your shares as a capital

                                       50

asset,  any gain or loss that you realize is a capital  gain or loss and is long term or short term, generally depending on how long you have owned your shares.

Redemptions  at a Loss within Six Months of Purchase.  Any loss  incurred on the redemption  or  exchange  of shares  held for six months or less is treated as a long-term  capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales.  All or a portion of any loss that you realize on the  redemption of your Fund shares is  disallowed  to the extent that you buy other  shares in the
Fund (through  reinvestment of dividends or otherwise)  within 30 days before or after your share  redemption.  Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal  income taxes if earned directly by you.
States also grant tax-free  status to dividends paid to you from interest earned on direct obligations of the U.S. government,  subject in some states to minimum investment  or  reporting  requirements  that  must be met by a Fund.  Income on investments  by  a  Fund  in  certain  other  obligations,  such  as  repurchase agreements collateralized by U.S. government obligations,  commercial paper, and federal  agency-backed  obligations (e.g., Ginne Mae or Fannie Mae obligations), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

Qualified  Dividend  Income for  Individuals.  For  individual  shareholders,  a portion of the dividends paid by a Fund may be qualified  dividends eligible for taxation at long-term  capital gains rates.  These  reduced rates  generally are available for dividends  paid by the Fund out of dividends  earned on the Fund's
investment   in  stocks  of  domestic   corporations   and   qualified   foreign
corporations. Dividends from corporations exempt from tax, dividends from PFICs, and dividends paid from interest earned by the Fund on debt securities generally will not  qualify for this  favorable  tax  treatment.  Either none or a nominal portion of the dividends  paid by the MGI Core  Opportunistic  Fixed Income Fund and MGI US Short  Maturity Fixed Income Fund will qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain  holding period  requirements  to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired your shares.

While the income  received in the form of a  qualified  dividend is taxed at the same rates as long-term  capital gains,  such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example,  you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other

                                       51

limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal  year,  a Fund will  designate  the portion of its ordinary dividend income that meets the definition of qualified  dividend income taxable at reduced  rates.  If 95% or more of a Fund's income is from  qualified sources,  the Fund will be  allowed to  designate  100% of its  ordinary  income distributions as qualified  dividend income.  This designation rule may have the effect of converting small amounts of ordinary income or net short-term  capital gains,  which  otherwise  would be taxable as ordinary  income,  into  qualified dividend income eligible for taxation at reduced rates.

Dividends-Received  Deduction for Corporations.  For corporate  shareholders,  a portion of the dividends  paid by a Fund may qualify for the  dividends-received deduction.  The portion of dividends  paid by a Fund that so  qualifies  will be designated each year in a notice mailed to the Fund's  shareholders,  and cannot exceed the gross amount of dividends  received by the Fund from domestic  (U.S.)
corporations that would have qualified for the  dividends-received  deduction in the  hands of the Fund if the Fund was a  regular  corporation.  Because  income dividends from interest  earned on debt securities and dividends paid by foreign corporations  are not eligible for the corporate  dividends-received  deduction, either none or a nominal  portion of the  dividends  paid by the MGI Non-US Core
Equity Fund, MGI Core Opportunistic Fixed Income Fund, and MGI US Short Maturity
Fixed Income Fund will qualify for this treatment.

The  availability  of the  dividends-received  deduction  is  subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming  the  deduction.  The amount that a Fund may  designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum  period of time,  generally 46 days during a
91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your  Fund  shares  are  debt-financed  or held by you for less than a 46-day period, then the dividends-received  deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion)
must be included in your alternative minimum taxable income calculation.

Investment in Complex  Securities.  A Fund may invest in complex securities that could  require  the Fund to adjust the  amount,  timing,  and/or  tax  character
(ordinary  or  capital)  of  gains  and  losses  the  Fund  recognizes  on these investments.  This,  in turn,  could  affect  the  amount,  timing,  and/or  tax character of income distributed to you. For example:

Derivatives.  If a Fund is  permitted  to invest in  certain  options,  futures, forwards,  or  foreign  currency  contracts,  the  Fund  could  be  required  to mark-to-market  these  contracts and realize any unrealized  gains and losses at the  Fund's  fiscal  year-end,  even  though  the  Fund  continues  to hold  the contracts.  Under these rules, gains or losses on the contracts  generally would be treated as 60% long-term  and 40%  short-term  gains or losses,  but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes,  the Fund also would be required to  mark-to-market  these contracts  annually as of October 31
(for capital gains net income and ordinary  income arising from certain  foreign currency  contracts),  and to realize and  distribute  any resulting  income and gains.

                                       52

Constructive Sales. A Fund's entry into a short sale transaction or an option or other contract could be treated as the  "constructive  sale" of an  "appreciated financial  position,"  causing the Fund to realize  gain,  but not loss,  on the position.

Tax Straddles.  A Fund's investment in options,  futures,  forwards,  or foreign currency  contracts  (or  in  substantially  similar  or  related  property)  in connection  with  certain  hedging  transactions  could  cause  the Fund to hold offsetting  positions  in  securities.  If a Fund's risk of loss with respect to specific  securities its portfolio is substantially  diminished by the fact that the Fund holds other securities, the Fund could be deemed to have entered into a tax  "straddle"  or to hold a "successor  position"  that would require any loss realized by the Fund to be deferred for tax purposes.

Securities  Purchased at a Discount.  A Fund may invest in securities  issued or purchased at a discount, such as zero coupon, step-up, or payment in-kind bonds, that could require the Fund to accrue and distribute income not yet received. If a Fund invests in these  securities,  it could be required to sell securities in its portfolio that the Fund  otherwise  might have continued to hold in order to generate sufficient cash to make these distributions.

Securities  Lending  Transactions.   A  Fund's  entry  into  securities  lending
transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified  dividend  income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Convertible Debt.  Convertible debt is ordinarily treated as a "single property"
consisting of a pure debt interest until conversion,  after which the investment becomes an equity  interest.  If the security is issued at a premium (i.e.,  for cash in excess of the face amount payable on  retirement),  the  creditor-holder may amortize  the premium  over the life of the bond.  If the security is issued for cash at a price  below its face  amount,  the  creditor-holder  must  accrue original issue discount in income over the life of the debt.

Credit  Default  Swap  Agreements.  A Fund may enter into  credit  default  swap agreements.  The rules governing the tax aspects of swap agreements that provide for contingent  nonperiodic  payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly,  while a Fund intends to account for such transactions in a manner deemed to be appropriate, the Internal
Revenue  Service  might not accept such  treatment.  The Funds intend to monitor developments in this area. Certain  requirements that must be met under the Code in order for a Fund to qualify as a regulated  investment  company may limit the extent  to  which  the  Fund  will be able to  engage  in  credit  default  swap agreements.

Investment in Taxable  Mortgage  Pools  (Excess  Inclusion  Income).  A Fund may
invest in  U.S.-qualified  REITs that hold  residual  interests  in real  estate
mortgage   investment   conduits  ("REMICs")  or  which  are,  or  have  certain
wholly-owned  subsidiaries  that are,  "taxable  mortgage pools." Under a Notice issued by the Internal Revenue Service,  the Code and Treasury regulations to be issued,  a portion  of the  Fund's  income  from a  U.S.-qualified  REIT that is attributable to the REIT's residual interest in a REMIC or equity interests in a taxable  mortgage pool (referred to in the Code as an excess  inclusion) will be subject to federal income tax in all events.  The excess  inclusion  income of a regulated investment company,  such as a Fund, will be allocated to shareholders of the regulated  investment  company in proportion to the dividends

                                       53

received by such shareholders, with the same consequences as if the shareholders held the related REMIC  residual  interest or, if applicable,  taxable  mortgage pool directly. In general, excess inclusion income allocated to shareholders (i)
cannot be offset by net  operating  losses  (subject to a limited  exception for certain thrift  institutions),  (ii) will constitute  unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account,  a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated  business income ("UBTI"),  thereby  potentially  requiring such an entity that is allocated  excess  inclusion  income,  and otherwise might not be required  to file a tax  return,  to file a tax  return,  and to pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal  withholding  tax. In addition,  if at any time during any taxable  year,  a  "disqualified  organization"  (which  generally  includes certain cooperatives,  governmental entities,  and tax-exempt  organizations not subject  to UBTI)  is a  record  holder  of a share  in a  regulated  investment company, then the regulated investment company will be subject to a tax equal to that  portion  of its  excess  inclusion  income  for the  taxable  year that is allocable to the  disqualified  organization,  multiplied by the highest federal income tax rate imposed on  corporations.  The Notice imposes certain  reporting requirements  upon regulated  investment  companies  that have excess  inclusion income.  There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

The rules concerning  excess inclusion income are complex and unduly  burdensome in their  current  form,  and the Funds are awaiting  further  guidance from the
Internal Revenue Service on how these rules are to be implemented.  Shareholders should talk to their tax advisors  about  whether an  investment  in a Fund is a suitable investment,  given the potential tax consequences of the Fund's receipt and distribution of excess inclusion income.

Investments  in Securities of Uncertain Tax  Character.  Each Fund may invest in securities the U.S.  federal income tax treatment of which may not be clear,  or may be subject to  recharacterization  by the Internal Revenue  Service.  To the
extent  that the tax  treatment  of such  securities  or the  income  from  such securities  differs from the tax  treatment  expected by a Fund, it could affect the timing or character of income recognized by the Fund,  requiring the Fund to purchase or sell  securities,  or otherwise  change its  portfolio,  in order to comply with the tax rules applicable to regulated investment companies under the
Code.

Backup  Withholding.  By law, a Fund must  withhold  a portion  of your  taxable dividends and sales proceeds, unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,

     o    certify that this number is correct,

     o    certify that you are not subject to backup withholding, and

     o    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the Internal Revenue Service  instructs the Fund to do so. When withholding is required,  the amount will be 28% of any dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to
non-U.S. investors are described under the "Non-U.S. Investors" heading below.

Non-U.S.  Investors.  Non-U.S.  investors  (shareholders  who,  as to the United
States,  are a nonresident  alien individual,  foreign trust or estate,  foreign corporation,  or foreign  partnership)

                                       54

may be subject  to U.S.  withholding  and estate tax and are  subject to special
U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors  about the  applicability  of U.S. tax  withholding  and the use of the appropriate forms to certify their status.

In  general.  The  United  States  imposes  a flat  30%  withholding  tax  (or a withholding tax at a lower treaty rate) on U.S. source  dividends,  including on income dividends paid to you by a Fund, subject to an exemption for capital gain dividends (as well as for interest-related and short-term capital gain dividends if such exemptions are extended or made permanent) as described below.  However, notwithstanding  such  exemptions  from  U.S.  withholding  at the  source,  any dividends and distributions of income and capital gains,  including the proceeds from the sale of your Fund shares,  will be subject to backup  withholding  at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general,  capital gain dividends designated by a Fund and paid from  long-term  capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S.  withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Short-term capital gain and interest-related dividends. The exemptions from U.S.
withholding for short-term capital gain dividends and interest-related dividends designated  by a Fund and paid  from  short-term  capital  gains  and  qualified interest  income,  respectively,  to non-U.S.  investors  will  terminate and no longer be available for  dividends  paid by the Fund with respect to its taxable years beginning after December 31, 2007,  unless such exemptions are extended or made permanent.  "Qualified interest income" includes,  in general,  U.S. source
(1) bank deposit  interest,  (2) short-term  original  discount and (3) interest
(including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form,  unless it is earned on an obligation issued  by a  corporation  or  partnership  in  which  a  Fund  is a  10-percent shareholder or is contingent  interest,  and (4) any  interest-related  dividend from another regulated investment company.

Effectively  connected income. If you hold your Fund shares in connection with a
U.S.  trade or business,  your income and gains will be  considered  effectively connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment  in U.S.  Real  Property.  A Fund may invest in equity  securities of corporations  that invest in U.S. real property,  including REITs. The sale of a
U.S.  real  property  interest  ("USRPI")  by a REIT in which a Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The  Foreign  Investment  in Real  Property  Tax Act of  1980  ("FIRPTA")  makes
non-U.S.  persons  subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a  look-through  rule for  distributions  of FIRPTA gain by a regulated investment company (RIC), such as a Fund, from a REIT as follows:

                                       55

     o    The RIC is  classified  as a  qualified  investment  entity.  A RIC is classified  as a  "qualified  investment  entity"  with  respect  to a distribution  to a non-US  person  which is  attributable  directly or indirectly to a distribution from a REIT if, in general, more than 50%
          of the RIC's  assets  consists  of  interests  in REITs and U.S.  real property holding corporations.

     o    You are a  non-U.S.  shareholder  that owns more than 5% of a class of
          Fund shares at any time during the one-year  period ending on the date of the distribution.

     o    If  these  conditions  are met,  such  Fund  distributions  to you are treated  as  gain  from  the  disposition  of  a  USRPI,  causing  the distributions to be subject to U.S.  withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

     o    In  addition,  even if you do not own more  than 5% of a class of Fund shares,  but the Fund is a  qualified  investment  entity,  such  Fund distributions  to you will be taxable as  ordinary  dividends  (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because  each Fund  expects to invest  less than 50% of its assets at all times, directly or indirectly in U.S.  real property  interests,  the Funds expect that neither gain on the sale or  redemption  of Fund shares nor Fund  dividends  and distributions would be subject to FIRPTA reporting and tax withholding.

U.S.  Estate  Tax.  An  individual  who,  at the time of  death,  is a  non-U.S.
shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the  graduated  rates  applicable to U.S.  citizens and  residents, unless  a treaty  exception  applies.  If a treaty  exemption  is  available,  a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the  exemption  in order to  obtain a U.S.  federal  transfer  certificate.  The transfer  certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit  (equivalent to U.S. situs assets with a value of $60,000).  For estates  with U.S.  situs assets of not more than
$60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this  threshold  amount.  Transfers  by gift of shares  of a Fund by a  non-U.S.
shareholder  who is a nonresident  alien  individual will not be subject to U.S.
federal gift tax. The tax  consequences  to a non-U.S.  shareholder  entitled to claim the  benefits  of an  applicable  tax treaty may be  different  from those described herein.

U.S Tax Certification Rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to  obtain  the  benefits  of any  treaty  between  the U.S.  and the shareholder's  country of residence.  In general,  a non-U.S.  shareholder  must provide a Form W-8 BEN (or other  applicable Form W-8) to establish that you are not a U.S.  person,  to claim that you are the  beneficial  owner of the income, and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a resident of a country with which the U.S. has an income tax treaty.  A Form
W-8 BEN provided without a U.S.  taxpayer  identification  number will remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier  change of  circumstances makes the information on the form incorrect.

                                       56

This discussion is not intended to be used as tax advice and does not purport to deal  with  all  federal  tax  consequences  applicable  to  all  categories  of investors,  some of which may be subject to special  rules.  You should  consult your own tax advisor  regarding your particular  circumstances  before making an investment in a Fund.

FINANCIAL STATEMENTS

The audited financial  statements and financial  highlights of the Funds for the fiscal year ended March 31, 2008,  as set forth in the Funds'  annual  report to shareholders,  including the report of the Funds' Independent  Registered Public
Accounting  Firm, are incorporated by reference into this SAI. A shareholder may obtain a copy of the annual  report at no charge by calling  1-800-428-0980  (in the case of Class S shares) or 1-866-658-9896 (in the case of Class Y shares).

CALCULATION OF PERFORMANCE DATA

From time to time, performance  information,  such as yield or total return, may be quoted in  advertisements  or in  communications  to present  or  prospective shareholders.  Performance  quotations represent the Funds' past performance and should not be considered as representative of future results.  The current yield will be calculated by dividing the net investment income earned per share by the
Fund during the period stated in the  advertisement  (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the  maximum  net  asset  value  per  share on the last  day of the  period  and annualizing  the result on a  semi-annual  compounded  basis.  The Funds'  total return may be  calculated  on an  annualized  and  aggregate  basis for  various periods  (which  periods will be stated in the  advertisement).  Average  annual return reflects the average percentage change per year in value of an investment in the Fund.  Aggregate total return reflects the total  percentage  change over the stated period.

To help  investors  better  evaluate how an  investment  in a Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications.

The  principal  value of an  investment  in a Fund  will  fluctuate,  so that an investor's shares, when redeemed,  may be worth more or less than their original cost.  Any fees charged by banks or other  institutional  investors  directly to their customer  accounts in connection with investments in shares of a Fund will not be included in the Fund's calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

                                       57

                                                                      APPENDIX A

                             CORPORATE DEBT RATINGS

Moody's Investors Service, Inc. describes  classifications of corporate bonds as follows:

Aaa.  Bonds that are rated Aaa are judged to be of the best quality.  They carry the  smallest  degree  of  investment  risk  and are  generally  referred  to as
"gilt-edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high  quality by all  standards.
Together with the Aaa group,  they  comprise  what are  generally  known as high grade.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable  investment  attributes and are to be considered as upper medium-grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly  protected nor poorly  secured).  Interest  payments and principal  security  appear  adequate  for the present  but  certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba.  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B.  Bonds  that are rated B  generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

Caa.  Bonds  that are  rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C.  Bonds  that are rated C are the  lowest  rated  class of bonds and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

                                      A-1

Note:  Moody's  also  supplies  numerical  indicators  1,  2,  and  3 to  rating categories.  The  modifier 1 indicates  the security is in the higher end of its rating category;  the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes  classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely  strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality  debt  obligations.  Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest,  although they are  somewhat  more  susceptible  to the  adverse  effects  of  changes  in circumstances and economic conditions.

BBB.  Bonds  rated  BBB are  regarded  as  having an  adequate  capacity  to pay principal  and  interest.  Whereas they  normally  exhibit  adequate  protection parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB.  Debt  rated BB has less  near-term  vulnerability  to  default  than  other speculative  grade  debt.  However,  it faces  major  ongoing  uncertainties  or exposure to adverse business,  financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater  vulnerability  to default but  presently  has the capacity to meet interest payments and principal  repayments.  Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable  vulnerability to default, and is dependent upon  favorable  business,  financial and economic  conditions to meet timely payments of interest and repayment of principal.  In the event of adverse business,  financial  or  economic  conditions,  it is not  likely  to have  the capacity to pay interest or repay principal.

CC. The rating CC is typically  applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

D. Debt rated D is in  default,  or is  expected  to default  upon  maturity  or payment date.

CI. The rating CI is  reserved  for income  bonds on which no  interest is being paid.

Plus  (+) or  minus  (-):  The  ratings  from AA to CCC may be  modified  by the addition  of a plus or minus  sign to show  relative  standing  within the major rating categories

                                      A-2

                                                                      APPENDIX B

                              PROXY VOTING POLICIES

Below are the proxy voting  policies (or  summaries  thereof) of the Advisor and the subadvisors:

                         Mercer Global Investments, Inc.
                                    MGI Funds
                               Proxy Voting Policy

Mercer Global Investments,  Inc. ("MGI") retains highly qualified subadvisors to manage client accounts,  including the MGI Funds ("Funds").  These managers have detailed  knowledge of the investments  they make on behalf of these clients and
Funds and are therefore in a position to judge what is in the best  interests of the clients and Funds as  shareholder.  With  respect to the Funds,  MGI, as the
Funds' advisor, recommends and monitors subadvisors for the Funds, and therefore the  Funds'  Board  of  Trustees  believes  it is in the best  interest  of Fund shareholders  for the  Funds to adopt  the  proxy  voting  policies  of MGI,  as described below.

MGI  believes  that  voting  rights  have  economic  value  and must be  treated accordingly.  Proxy votes that impact the economic  value of client  investments involve the exercise of fiduciary responsibility, and to that end, MGI delegates this responsibility to Fund subadvisors.

Good  corporate  governance  should,  in the long term,  lead toward both better
corporate   performance  and  improved  shareholder  value.  Thus,  MGI  expects subadvisors  to vote based on the premise  that board  members of  companies  in which  they  have  invested  client  assets  should  act in the  service  of the shareholders,  view  themselves  as  stewards  of the  financial  assets  of the company,  exercise  good  judgment  and  practice  diligent  oversight  with the management of the company.  Underlying  MGI's voting policy are four fundamental objectives:

     o    MGI expects subadvisors to seek to act in the best financial interests of MGI clients and Fund  shareholders,  as applicable,  to protect and enhance the long-term value of their investments;

     o    In order to do this  effectively,  MGI expects  subadvisors  to aim to utilize  the  full  weight  of MGI  client  or Fund  shareholdings  in ensuring that their views have maximum impact in every vote;

     o    MGI  expects  subadvisors  to have a  strong  commercial  interest  in ensuring  that the  companies  in which  they  invest  client and Fund assets  are  successful  and  to  actively  pursue  this  interest  by promoting best practice in the boardroom; and

     o    MGI expects  subadvisors  to have  appropriate  procedures in place to deal with  conflicts of interest in voting  proxies;  to that end, MGI will not instruct subadvisors how to vote proxies.

MGI has implemented this Policy in order to support and encourage subadvisors to exercise  sound  corporate  governance  practice when voting  proxies.  MGI will require all  subadvisors  to provide to it their proxy  policies;  any revisions thereto  must be provided to MGI as soon as is

                                      B-1

practicable,  and as part of the periodic  compliance due diligence process (see
"MGI  Subadvisory  Due Diligence  Procedures").  MGI will ensure that the Funds'
Board of Trustees  receive copies of subadvisors'  proxy policies,  or summaries thereof, and MGI Legal and/or Compliance personnel will review each subadvisor's proxy voting policy as part of that review process.

Proxies that are inadvertently delivered to MGI rather than to a subadvisor will be sent immediately to the appropriate contact at that subadvisor. Additionally,
MGI personnel will follow up with the subadvisor contact to ensure receipt.

Conflicts of Interest

MGI and each of its  subadvisors  have  respectively  adopted a Code of  Ethics,
Insider Trading Policy, and other compliance policies and procedures to preserve the  independence  of its  investment  advice to its clients  (including the MGI
Funds). Nonetheless, from time to time, a proxy proposal may involve an apparent conflict  between the  interests  of MGI's or its  subadvisors'  clients and the interests of MGI, its subadvisors or any affiliated  person of MGI. As described above,  MGI expects each  subadvisor  to have in place  policies and  procedures designed to address  conflicts of interest in the proxy voting  process.  In the unlikely  event that MGI votes a proxy related to a client or Fund  holding,  in reviewing these proxies to identify any potential material conflicts between the interests  of MGI and  affiliated  persons  and those of its  clients,  MGI will consider:

     1.   Whether MGI, its subadvisors  and affiliated  persons have an economic incentive  to vote in a manner  that is not  consistent  with the best interests  of MGI's  clients.  For  example,  MGI may have an economic incentive to vote in a manner that would please  corporate  management if MGI or an  affiliate  were  in the  process  of  seeking  a  client relationship  with a  company  and  wanted  that  company's  corporate management to direct  business to MGI. Such  business  could  include, among other things,  managing  company  retirement plans or serving as consultant for the company and its pension plans;

     2.   Whether  there  are  any  existing  business  or  personal  (including familial)  relationships  between an MGI  employee and the officers or directors of a company whose  securities  are held in client  accounts that  may  create  an  incentive  to  vote  in a  manner  that  is not consistent with the best interests of its clients; or

     3.   Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of MGI.

Form N-PX - Reporting

Pursuant to Section 30 of the  Investment  Company  Act of 1940,  the Funds must file their  complete  proxy  voting  record  with the  Securities  and  Exchange
Commission  ("SEC") on Form N-PX not later  than  August 31 of each year for the most recent  twelve-month  period ended June 30. MGI has delegated the gathering of this  information from the Fund's  subadvisors to a proxy voting vendor.  The vendor shall both file Form N-PX with the SEC and provide the  required  website to which  MGI may  link its  internet  site in  order to make  such  information available to MGI Funds shareholders.

                                      B-2

Other Reporting

Clients other than the Funds and their shareholders may obtain information about how their proxies were voted by  contacting  MGI.  Availability  of proxy voting reports shall be described in MGI's Form ADV, Part II.

Delegation

Nothing in this policy shall be  interpreted  to prevent MGI's and/or the Funds'
Chief Compliance  Officer ("CCO") from relying upon work performed,  and reports written,  by persons under the CCO's  supervision,  provided the CCO  determines that such delegation is appropriate.

Questions and Exceptions

Any  questions  regarding  this policy  should be raised  with MGI's  Compliance department,  and any exceptions thereto must be approved,  in writing,  by MGI's and/or the Funds' CCO.

                                      B-3

                 Enhanced Investment Technologies LLC ("INTECH")
                       Proxy Voting Policies & Procedures
                             Amended: April 13, 2007
            Effective for New Proxy Voting Clients: November 20, 2006
          Effective for Existing Proxy Voting Clients: January 15, 2007

The  following  are the  procedures  for  INTECH  with  respect to the voting of proxies  on behalf  of all  clients  for which  INTECH  has been  delegated  the responsibility  for voting proxies and the keeping of records  relating to proxy voting.

General Policy. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or  other  company-specific  factors.  As  such,  extensive  corporate  research analysis  is  not  performed.  Accordingly,  INTECH  has  engaged  Institutional
Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance,  at the client's  discretion,  with the ISS  Benchmark  Proxy Voting
Guidelines,  ISS  Taft-Hartley  Proxy Voting  Guidelines,  ISS Public Fund Proxy
Voting  Guidelines,  ISS Social Proxy Voting  Guidelines,  or ISS Catholic Proxy
Voting Guidelines, (collectively referred to as "ISS Recommendations").

INTECH will vote all proxies on behalf of client's  accounts in accordance  with the ISS  Recommendations  that best  represent  the client  type.  Specifically, unless otherwise directed by the client, INTECH will vote:

     o    Corporate,  Mutual  Fund/Sub-Advised,  and Commingled  Pool clients in accordance with the ISS Benchmark  ("ISS-BK") Proxy Voting Guidelines, which were  developed by ISS to increase total  shareholder  value and risk mitigation and are generally management oriented.

     o    Union  and  Union  Taft-Hartley  clients  in  accordance  with the ISS
          Taft-Hartley ("ISS-TH") Proxy Voting Guidelines (formerly known as the
          ISS Proxy Voting Service or PVS  Guidelines),  which were developed by
          ISS, in  conjunction  with the AFL-CIO,  with a  worker-owner  view of long-term corporate value.

     o    Public  Fund   clients  in   accordance   with  the  ISS  Public  Fund
          ("ISS-PUBLIC") Proxy Voting Guidelines, which were developed by ISS to help ensure that public  funds  fulfill all  statutory  and common law obligations governing proxy voting.

     o    Not-For-Profit  (including  Endowments  and  Foundations)  clients  in accordance  with ISS Social  ("ISS-SOCIAL")  Proxy Voting  Guidelines, which were  developed by ISS to recognize  that  socially  responsible institutional  shareholders  are concerned  with  economic  returns to shareholders  and good  corporate  governance,  along with the ethical behavior of corporations  and the social and  environmental  impact of
          their   actions.    The   ISS   Catholic   Proxy   Voting   Guidelines
          ("ISS-CATHOLIC") are also available to clients upon request.

Concurrent  with  the  adoption  of these  procedures,  INTECH  will not  accept direction in the voting of proxies for which it has voting  responsibility  from any  person  or  organization  other  than the ISS  Recommendations.  Additional
information   about   ISS  and  the  ISS   Recommendations   is   available   at
http://www.issproxy.com/issgovernance/policy/index.html. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the
ISS-BK, ISS-TH, ISS-PUBLIC,  ISSSOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines.
With respect to clients that have elected to participate in securities  lending,
INTECH is not able to call back securities in order to vote proxies.

                                      B-4

Delegation  of Proxy Voting  Administration.  INTECH has engaged the services of the Janus Investment  Accounting  Operations Group to provide the administration for its proxy voting.

Janus Investment  Accounting  Operations Group. The Janus Investment  Accounting
Operations  Group works with ISS and is  responsible to INTECH for ensuring that
all  proxies  are  voted  consistent  with  the  ISS-BK,   ISS-TH,   ISS-PUBLIC,
ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines.

Voting and Use of Proxy Voting Service.  Pursuant to its relationship with Janus
Capital Management LLC ("Janus Capital"), INTECH has engaged ISS, an independent
Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating  with the clients'  custodians  to ensure that all proxy  materials received by the  custodians  relating to the clients'  portfolio  securities are processed in a timely  fashion.  ISS is  responsible  for working with the Janus
Investment  Accounting  Operations Group to coordinate the actual votes cast. In addition,  ISS is responsible  for  maintaining  copies of all proxy  statements received by issuers and to promptly  provide  such  materials to INTECH or Janus
Capital upon request.  ISS will process all proxy votes in  accordance  with the
ISS-BK, ISS-TH, ISS-PUBLIC,  ISSSOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines.
In absence of specific client direction,  INTECH will direct ISS to vote proxies in accordance with the ISS Recommendation  that best represents the client type.
Janus  Capital  has  instructed  ISS to vote all Janus fund  proxies,  for which
INTECH  has  voting  authority,  in  accordance  with the  ISS-BK  Proxy  Voting
Guidelines.

Conflicts of Interest.  INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

     o    ISS shall vote all proxies on INTECH's  behalf in accordance  with the
          ISS-BK, ISS-TH,  ISSPUBLIC,  ISS-SOCIAL,  or ISS-CATHOLIC Proxy Voting
          Guidelines.  In its capacity as  administrator,  Janus  Capital  shall conduct  periodic reviews of proxy voting records on a sample basis to ensure  that all  votes  are  actually  cast in  accordance  with this policy.

     o    The Janus Investment  Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization  from  INTECH's  Chief  Compliance  Officer.  The  Janus
          Investment  Accounting  Operations Group shall maintain records of all overrides, including all required authorizations.

     o    Without  limiting  the  foregoing,  the  Janus  Investment  Accounting
          Operations  Group  shall not give any  consideration  to the manner in which  votes  are  being  cast  on  behalf  of  Janus  Capital  or its affiliates with respect to a particular matter.

     o    Any attempts to influence  the proxy voting  process shall be reported immediately to the INTECH Chief Compliance Officer.

     o    All client  accounts are  prohibited  from  investing in securities of
          Janus Capital or securities of its publicly-traded affiliates.  INTECH maintains a Restricted List of securities that may not be purchased on behalf of  individual  accounts  which  includes,  among other things, affiliates  of such  accounts.  The  trading  system  is  designed  to prohibit transactions in all securities on the Restricted List.

In light of the foregoing  policies,  it is not expected that any conflicts will arise in the proxy voting process.  In the unusual  circumstance  that ISS seeks direction  on any matter or INTECH is  otherwise  in a position of  evaluating a proposal on a  case-by-case  basis,  the matter  shall be referred to the INTECH
Chief Compliance  Officer to determine whether a material  conflict exists.  The matter will be reviewed by INTECH's  General Counsel,  Chief Financial  Officer,
and Chief  Compliance  Officer  ("Proxy  Review  Group").  To the extent  that a conflict of interest is identified,  INTECH will vote the proxy according to the
ISS recommendation unless otherwise determined by the Proxy Review Group.

                                      B-5

Reporting and Record  Retention.  On a quarterly basis,  INTECH will provide its clients with the proxy voting record for that client's  account.  Janus Capital,
on  INTECH's  behalf,   retains  proxy  statements   received  regarding  client
securities,  records of votes cast on behalf of  clients  and  records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS-BK, ISS-TH, ISS-PUBLIC,  ISS-SOCIAL, and
ISS-CATHOLIC Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request.  All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Review of Policy.  INTECH shall periodically review this policy and the services provided  by ISS to  determine  whether  the  continued  use of ISS  and the ISS
Recommendations is in the best interest of clients.

                                      B-6

                          Sands Capital Management, LLC

                       Proxy Voting Policy and Procedures

                       Implementation Date: November 2006

______________________________________________________________________________

Issue

Rule 206(4)-6 under the Advisers Act requires every investment  adviser to adopt and implement  written  policies and procedures,  reasonably  designed to ensure that  the  adviser  votes  proxies  in the best  interest  of its  clients.  The procedures  must address  material  conflicts that may arise in connection  with proxy voting. The Rule further requires the adviser to provide a concise summary of the  adviser's  proxy  voting  process  and  offer to  provide  copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the
Rule  requires  that the  adviser  disclose  to  clients  how  they  may  obtain information on how the adviser voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

It is the  policy of SCM to vote  client  proxies  in the best  interest  of our clients.  Proxies are an asset of a client  account,  which should be treated by
SCM with the same  care,  diligence,  and  loyalty as any asset  belonging  to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting  guidelines  provided by an advisory client or its designated agent in writing will supersede this policy.  Clients may wish to have  their  proxies  voted by an  independent  third  party  or other  named fiduciary or agent, at the client's cost.

Procedures for SCM's Receipt of Class Actions

The following  procedures outline SCM's receipt of "Class Action" documents from clients and  custodians.  It is SCM's  position not to file these "Class Action"
documents, but if received will follow these guidelines:

     If "Class Action"  documents are received by SCM from the Client,  SCM will gather,  at the client's  request,  any  requisite  information  it has and forward to the client,  to enable the client to file the "Class  Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

Proxy Committee

SCM has established a Proxy  Committee.  The Proxy  Committee  consists of three permanent  members (the Chief Operating  Officer,  Director of Client  Services,
Compliance  Operations

                                      B-7

Manager)  and one or more  rotating  members  (Portfolio  Managers).  The  Proxy
Committee   meets  at  least   annually   and  as   necessary   to  fulfill  its
responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business.  The Director of Client Services acts as secretary  of the Proxy  Committee  and  maintains  a record of Proxy  Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and  administration  of
proxy  voting  on  behalf  of  the  Adviser's  clients,   including  developing,
authorizing,  implementing  and updating the Adviser's proxy voting policies and procedures;  (ii)  overseeing the proxy voting  process;  and (iii) engaging and overseeing  any third party  service  provider as voting agent to receive  proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting  decisions made by the Adviser.  The Proxy Committee typically  reviews  reports on the  Adviser's  proxy  voting  activity  at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues.
These  criteria and general  voting  guidelines  are set forth in the  Adviser's
Proxy Voting Guidelines (the  "Guidelines"),  a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time.  All Guidelines  are to be applied  generally and not  absolutely, such that the  Adviser's  evaluation  of each  proposal will be performed in the context of the Guidelines giving appropriate  consideration to the circumstances of the company whose proxy is being voted.

Procedures for Identification and Voting of Proxies

These proxy voting  procedures  are  designed to enable SCM to resolve  material conflicts of interest with clients before voting their proxies.

     1.   SCM shall  maintain a list of all clients for which it votes  proxies.
          The list will be maintained either in hard copy or electronically  and updated by the  Director  of Client  Services  or a designee  who will obtain proxy voting information from client agreements.

          As part of the  account  opening  procedure,  The  Director  of Client
          Services will note whether or not SCM is responsible for voting client proxies for the new client.

     2.   In cases  where SCM has been  designated  to vote client  proxies,  we shall work with the client to ensure that SCM is the designated  party to receive proxy voting materials from companies or intermediaries.

     3.   The  Director  of Client  Services  shall  receive  all  proxy  voting materials and will be responsible  for ensuring that proxies are voted and submitted in a timely manner.

     4.   Prior to a proxy voting  deadline,  the appropriate  Research  Analyst will make a determination  as to how to vote each proxy proposal based on  his  or her  analysis  of the  proposal  and  the  Guidelines.  In evaluating a proxy proposal,  an analyst may consider information from many sources, including management of the company,  shareholder groups and independent proxy research services.

                                      B-8

     5.   SCM Staff Members will reasonably try to assess any material conflicts between SCM's interests and those of its clients with respect to proxy voting by considering  the  situations  identified in the Conflicts of
          Interest section of this document.

     6.   So long as there are no material conflicts of interest identified, SCM will vote  proxies  according  to the  policy.  SCM may also  elect to abstain from voting if it deems such  abstinence  in its clients' best interests.  The rationale for "abstain"  votes will be documented  and the documentation will be maintained in the permanent file.

     7.   Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution.  See Conflicts of Interest section for additional information.

     8.   SCM is not  required  to vote every  client  proxy and such should not
          necessarily   be  construed   as  a  violation   of  SCM's   fiduciary
          obligations.  SCM shall at no time ignore or neglect its proxy  voting responsibilities.  However,  there may be times when  refraining  from voting is in the  client's  best  interest,  such as when an adviser's analysis of a particular  client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

     9.   The Director of Client  Services and the Research  Analyst will report any  attempts by SCM's  personnel  to  influence  the voting of client proxies in a manner that is inconsistent  with SCM's Proxy Policy,  as well as, any  attempts by persons or  entitles  outside SCM seeking to influence the voting of client  proxies.  Such report shall be made to
          SCM's CCO, or if the CCO is the person  attempting  to  influence  the voting, then to SCM's CEO.

     10.  All proxy votes will be recorded and the following information will be maintained:

          o    The name of the issuer of the portfolio security;
          o    The exchange ticker symbol of the portfolio security;
          o    The  Council  on  Uniform  Securities  Identification  Procedures
               ("CUSIP") number for the portfolio security;
          o    The shareholder meeting date;
          o    The number of shares SCM is voting on firm-wide;
          o    A brief identification of the matter voted on;
          o    Whether  the matter was  proposed  by the issuer or by a security holder;
          o    Whether or not SCM cast its vote on the matter;
          o    How SCM cast its vote (e.g., for or against proposal, or abstain;
               for or withhold regarding election of directors);
          o    Whether SCM cast its vote with or against management; and
          o    Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions,  it shall maintain documentation  to support its voting (this may occur if a client requires SCM to vote a certain  way on an issue,  while SCM deems it  beneficial  to vote in the opposite direction for its other clients) in the permanent file.

                                      B-9

Conflicts of Interest

Although SCM has not  currently  identified  any material  conflicts of interest that  would  affect its proxy  voting  decisions,  it is aware of the  following potential conflicts that could exist in the future:

     o    Conflict:  SCM is retained by an  institutional  client,  or is in the process of retaining an  institutional  client that is affiliated with an issuer that is held in SCM's client portfolios.

     o    Conflict:  SCM retains a client,  or is in the process of  retaining a client  that is an officer or  director  of an issuer  that is held in
          SCM's client  portfolios.  The similar  conflicts of interest exist in this relationship as discussed above.

     o    Conflict:  SCM's Staff  Members  maintain a personal  and/or  business
          relationship   (not  an  advisory   relationship)   with   issuers  or
          individuals  that serve as  officers  or  directors  of  issuers.  For example,  the  spouse  of an SCM  Staff  Member  may  be a  high-level executive  of an issuer that is held in SCM's client  portfolios.  The spouse could attempt to influence SCM to vote in favor of management.

     o    Conflict:  SCM or a  Staff  Member(s)  personally  owns a  significant number of an issuer's  securities  that are also held in SCM's  client portfolios.  For any number of reasons,  a Staff Member(s) may seek to vote proxies in a different  direction for his/her  personal  holdings than would  otherwise be warranted  by the proxy  voting  policy.  The
          Staff  Member(s)  could  oppose  voting the proxies  according  to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:

SCM realizes  that due to the  difficulty  of  predicting  and  identifying  all material conflicts,  it must rely on its Staff Members to notify the Director of
Client  Services  and/or the CCO of any material  conflict that may impair SCM's ability to vote  proxies in an objective  manner.  Upon such  notification,  the
Director of Client  Services  and or the CCO will notify the Proxy  Committee of the conflict.

In the event that the Proxy Committee  determines that the SCM has a conflict of interest  with  respect  to a proxy  proposal,  the Proxy  Committee  shall also determine  whether  the  conflict  is  "material"  to that  proposal.  The Proxy
Committee may determine on a case-by-case basis that a particular  proposal does not involve a material  conflict of interest.  To make this  determination,  the
Proxy  Committee must conclude that the proposal is not directly  related to the
Adviser's  conflict with the issuer.  If the Proxy  Committee  determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

In the  event  that the  Proxy  Committee  determines  that  SCM has a  material conflict  of interest  with  respect to a proxy  proposal,  SCM will vote on the proposal in accordance with the  determination of the Proxy Committee.  Prior to voting on the proposal,  the Adviser may (i) contact an independent  third party
(such as another plan  fiduciary)  to recommend  how to vote on

                                      B-10

the proposal and vote in accordance with the  recommendation of such third party
(or have the third  party  vote such  proxy);  or (ii)  with  respect  to client accounts  that are not  subject  to  ERISA,  fully  disclose  the  nature of the conflict  to the client and obtain the  client's  consent as to how the  Adviser will vote on the proposal (or otherwise obtain  instructions  from the client as to how the proxy should be voted).

Recordkeeping

SCM must maintain the  documentation  described in the  following  section for a period of not less than five (5) years, the first two (2) years at its principal place of  business.  Director of Client  Services  will be  responsible  for the following  procedures  and for  ensuring  that  the  required  documentation  is retained.

Client request to review proxy votes:

     o    Any request,  whether written (including e-mail) or oral,  received by any Staff Member of SCM, must be promptly  reported to the Director of
          Client  Services.  All  written  requests  must  be  retained  in  the permanent file.

     o    The  Director  of Client  Services  will  record the  identity  of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting  client,  other  dispositions,  etc.) in a suitable place.

     o    Clients are  permitted  to request the proxy  voting  record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

     o    Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

          Note: SCM is permitted to rely on proxy  statements filed on the SEC's
          EDGAR system instead of keeping its own copies.

Proxy voting records:

     o    Documents  prepared  or created by SCM that were  material to making a decision  on how to  vote,  or that  memorialized  the  basis  for the decision.

     o    Documentation  or  notes or any  communications  received  from  third parties,  other  industry  analysts,  third party  service  providers, company's management discussions, etc. that were material in the basis for the decision.

                                      B-11

Disclosure

     o    SCM will  ensure that Part II of Form ADV is updated as  necessary  to reflect:  (i) all  material  changes  to the Proxy  Voting  Policy and
          Procedures;   and  (ii)  information  about  how  clients  may  obtain
          information on how SCM voted their securities.

Proxy Solicitation

As a matter of  practice,  it is SCM's  policy to not reveal or  disclose to any client how SCM may have voted (or intends to vote) on a  particular  proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation  from any person to vote  proxies on behalf of clients.  At no time may any Staff Member accept any remuneration in the solicitation of proxies. The
Director of Client Services shall handle all responses to such solicitations.

Responsibility

The Director of Client Services is responsible  for overseeing and  implementing this policy.

                                      B-12

                                  Attachment C

                             PROXY VOTING GUIDELINES

One of the primary factors SCM considers when  determining  the  desirability of investing  in a particular  company is the quality and depth of its  management.
Accordingly,  SCM believes  that the  recommendation  of management on any issue should be given substantial weight in determining how proxy issues are resolved.
As a matter of practice,  SCM will vote on most issues  presented in a portfolio company  proxy  statement  in  accordance  with the  position  of the  company's management,  unless SCM determines that voting in accordance  with  management's recommendation would adversely affect the investment merits of owning the stock.
However,  SCM will consider  each issue on its own merits,  and will not support the  position of the  company's  management  in any  situation  where,  in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. The Board of Directors

A.   Voting on Director Nominees in Uncontested Elections

Votes on director  nominees are made on a case-by-case  basis,  and may consider the following factors:

     o    Long-term corporate performance record relative to a market index;

     o    Composition of board and key board committees;

     o    Corporate governance provisions and takeover activity;

     o    Board decisions regarding executive pay;

     o    Director compensation;

B.   Director and Officer Indemnification and Liability Protection

Proposals   concerning  director  and  officer   indemnification  and  liability
protection are evaluated on a case-by-case basis.

C.  Voting for Director Nominees in Contest Elections

Votes in a contested  election of  directors  are  evaluated  on a  case-by-case basis, and may consider the following factors:

     o    long-term financial  performance of the target company relative to its industry;

     o    management's track record;

     o    background to the proxy contest;

     o    qualifications of director nominees (both slates);

     o    evaluation of what each side is offering  shareholders  as well as the likelihood that the proposed objectives and goals can be met; and

     o    stock ownership positions.

                                      B-13

D.   Size of the Board

Proposals to limit the size of the Board  should be evaluated on a  case-by-case basis.

                                  II. Auditors

Ratifying Auditors

We generally  vote for proposals to ratify  auditors,  unless:  an auditor has a financial  interest in or  association  with the company,  and is therefore  not independent;  or there is reason to believe  that the  independent  auditor  has rendered an opinion  which is neither  accurate nor  indicative of the company's financial position.

                           III. Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

                            IV. Anti-Takeover Issues

We generally  oppose  anti-takeover  measures  because  they reduce  shareholder rights.  However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

A.   Poison Pills

The "poison  pill"  entitles  shareholders  to purchase  certain  securities  at discount  prices in the event of a change in corporate  control.  Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

B.   Fair Price Provisions

Fair price provisions  attempt to ensure  approximately  equal treatment for all shareholders in the event of a full-scale takeover.  Typically, such a provision requires would-be acquirers that have established  threshold positions in target companies  at  given  per-share  prices  to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price  proposals,  as long as the shareholder  vote requirement embedded in the provision is no more than a majority of disinterested shares.

                                      B-14

We vote for shareholder  proposals to lower the shareholder  vote requirement in existing fair price provisions.

C.   Greenmail

Proposals  relating to the  prohibition of "greenmail"  are designed to disallow the  repurchase  of  stock  from a  person  or  group  owning  5% or more of the company's  common  stock,  unless  approved  by  the  disinterested  holders  of two-thirds or more of the outstanding stock. They could also prevent the company from  repurchasing  any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for  proposals to adopt  anti-greenmail  charter or bylaw  amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.   Superstock

Another  takeover  defense  is  superstock,   i.e.,  shares  that  give  holders
disproportionate  voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private  placement with one or more  institutional  investors"  and "could be  designated  as having  voting rights which might dilute or limit the present  voting  rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of "superstock".

E.   Supermajority Rules

Supermajority  provisions  require approval by holders of minimum amounts of the common  shares  (usually  75% to 80%).  While  applied  mainly to  merger  bids, supermajority  rules also may be  extended  to cover  substantive  transfers  of corporate  assets,  liquidations,  reverse  splits and removal of directors  for reasons  other  than  cause.  A  supermajority  provision  would  make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

     1.   Supermajority Shareholder Vote Requirement to Approve Mergers

     We vote  against   management   proposals  to  require  a   supermajority
          shareholder  vote to approve  mergers and other  significant  business combinations.

     We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

     2.   Supermajority  Shareholder  Vote  Requirement  to Amend the Charter or
          Bylaws

     We vote  against   management   proposals  to  require  a   supermajority
          shareholder vote to approve charter and bylaw amendments.

                                      B-15

     We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.   Board Classification

High on the agenda of  defense-minded  corporate  executives are staggered terms for  directors,  whereby only some  (typically  one-third)  of the directors are elected each year.  The  "staggered  board" acts as a bar to unwelcome  takeover bids. An  aggressive,  affluent  acquirer would need two years to gain a working majority of directors at a company  whose board members are elected to staggered three-year terms of office.

We vote against proposals to classify the board.

We vote for  proposals  to repeal  classified  boards  and  elect all  directors annually.

                     IV. Miscellaneous Governance Provision
Bundled Proposals

We review on a case-by-case basis bundled or "conditioned"  proxy proposals.  In this case where items are  conditioned  upon each other, we examine the benefits and costs of the  packages  items.  In  instances  when the joint  effect of the conditioned  items is not in shareholder's  best interests,  we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. Capital Structure

A.   Common Stock Authorization

We review on a case-by-case  basis proposals to increase the number of shares of common stock authorized for issue.

B.   Debt Restructuring

We review on a case-by-case  basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                     VI. Executive and Director Compensation

In  general,  we  vote  on  a  case-by-case  basis  on  executive  and  director compensation  plans,  including  stock option  plans,  with the view that viable compensation programs reward the creation of stockholder wealth.

                          VII. State of Incorporation

A.   Voting on State Takeover Statutes

We review on a case-by-case  basis  proposals to opt in or out of state takeover statutes (including control share acquisition  statutes,  control share cash-out statutes, freeze-out provisions, fair price

                                      B-16

provisions, stakeholder laws, poison pill endorsements,  severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

                     B. Voting on Reincorporation Proposals

Proposals  to  change a  company's  state of  incorporation  are  examined  on a case-by-case basis.

                   VIII. Mergers and Corporate Restructurings

A.   Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

                           B. Corporate Restructuring

Votes on corporate  restructuring  proposals,  including  minority  squeezeouts, leveraged  buyout,  spin-offs,  liquidations and asset sales are considered on a case-by-case basis.

                                  C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

                           D. Changing Corporate Name

We generally vote for changing the corporate name.

                      IX. Social and Environmental Issues

Consistent  with its fiduciary  duty to clients,  SCM will vote on social issues with a view toward promoting good corporate  citizenship.  However, SCM realizes that it cannot  require  a  portfolio  company  to go  beyond  applicable  legal requirements or put itself in a non-competitive  position. Social responsibility issues may include proposals regarding the following:

          o    Ecological  issues,  including toxic hazards and pollution of the air and water;

          o    Employment  practices,  such as the hiring of women and  minority groups;

          o    Product quality and safety;

          o    Advertising practices;

          o    Animal rights,  including  testing,  experimentation  and factory farming;

          o    Military and nuclear issues; and

          o    International  politics and operations,  including the world debt crisis,  infant  formula,  U.S.  corporate  activity  in Northern
               Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case  basis proposals  regarding  social or environmental issues.

                                      B-17

                        Winslow Capital Management, Inc.
                                  Summary of Proxy Voting Policies and Procedures

Winslow,  pursuant to Rule  206(4)-6  under the Advisers  Act, has adopted Proxy
Voting Policies and Procedures  pursuant to which Winslow has undertaken to vote all proxies or other  beneficial  interests in an equity security  prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals  or groups who may have an  economic  interest  in the  outcome of a proxy vote.

Winslow will vote all proxies appurtenant to shares of corporate stock held by a plan or account  with respect to which  Winslow  serves as  investment  manager, unless the  investment  management  contract  expressly  precludes  Winslow,  as investment manager, from voting such proxy.

Winslow has delegated the authority to vote proxies in accordance with its Proxy
Voting  Policies  and  Procedures  to ISS, a third  party  proxy-voting  agency.
Winslow subscribes to ISS's Implied Consent service feature.  As ISS research is completed,  the ISS Account  Manager  executes  the ballots as  Winslow's  agent according to the vote recommendations and consistent with the ISS Standard Proxy
Voting Guidelines.

Winslow retains the ability to override any vote if Winslow disagrees with ISS's vote  recommendation,  and always maintains the option to review and amend votes before they are cast,  except in the case of a conflict of interest.  When there is an  apparent  conflict  of  interest,  or the  appearance  of a  conflict  of interest,  e.g.,  where  Winslow may receive fees from a company for advisory or other  services at the same time that  Winslow has  investments  in the stock of that  company,  Winslow  will  follow the vote  recommendation  of ISS.  Winslow retains documentation of all amended votes.

                                      B-18

                              NUMERIC INVESTORS LLC
                               Proxy Voting Policy

                          Executed by RiskMetrics Group
                       On Behalf of Numeric Investors LLC

                             ISS Governance Services
              Concise Summary of 2008 U.S. Proxy Voting Guidelines
                 Effective for Meetings on or after Feb. 1, 2008
                              Updated Dec. 21, 2007

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o    An  auditor  has a  financial  interest  in or  association  with  the company, and is therefore not independent;

     o    There is reason to believe that the  independent  auditor has rendered an opinion which is neither  accurate nor  indicative of the company's financial position;

     o    Poor accounting  practices are identified that rise to a serious level of concern,  such as:  fraud;  misapplication  of GAAP;  and  material weaknesses identified in Section 404 disclosures; or

     o    Fees for non-audit services ("other" fees) are excessive.

Vote  CASE-BY-CASE  on  shareholder  proposals  asking for audit firm  rotation, taking into account:

     o    The tenure of the audit firm;

     o    The length of rotation specified in the proposal;

     o    Any significant audit-related issues at the company;

     o    The number of audit committee meetings held each year;

     o    The number of financial experts serving on the committee; and

     o    Whether the company has a periodic  renewal  process where the auditor is evaluated for both audit quality and competitive price.

                                      B-19

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

     o    Attend  less  than 75  percent  of the board  and  committee  meetings without a valid excuse;

     o    Sit on more than six public company boards;

     o    Are CEOs of public  companies  who sit on the  boards of more than two public  companies  besides their  own--withhold  only at their outside boards.

Vote AGAINST or WITHHOLD  from all nominees of the board of  directors,  (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     o    The  company's  proxy  indicates  that not all  directors  attended 75 percent of the  aggregate of their board and committee  meetings,  but fails to provide the required disclosure of the names of the directors
          involved.    If   this   information   cannot   be   obtained,    vote
          against/withhold from all incumbent directors;

     o    The  company's  poison  pill has a  dead-hand  or  modified  dead-hand feature.  Vote  against/withhold  every  year  until  this  feature is removed;

     o    The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder  vote within 12 months of adoption (or in the case of an newly public  company,  does not commit to put the pill to a shareholder  vote within 12 months  following the
          IPO),  or reneges on a commitment  to put the pill to a vote,  and has not yet received a withhold/against recommendation for this issue;

     o    The  board  failed  to act on a  shareholder  proposal  that  received approval by a majority of the shares  outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     o    The  board  failed  to act on a  shareholder  proposal  that  received approval  of  the  majority  of  shares  cast  for  the  previous  two consecutive  years  (a  management  proposal  with  other  than  a FOR recommendation  by  management  will not be  considered  as sufficient action taken);

     o    The board  failed to act on takeover  offers where the majority of the shareholders tendered their shares;

     o    At the previous  board  election,  any director  received more than 50 percent  withhold/against votes of the shares cast and the company has failed  to  address  the  underlying  issue(s)  that  caused  the high withhold/against vote;

     o    The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS' "Performance Test for Directors" policy;

                                      B-20

     o    The board is classified,  and a continuing director  responsible for a problematic  governance issue at the board/committee  level that would
          warrant  a  withhold/against   vote   recommendation  is  not  up  for
          election--any  or all  appropriate  nominees  (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated  outside directors when:

     o    The inside or affiliated  outside  director serves on any of the three key committees: audit, compensation, or nominating;

     o    The company lacks an audit,  compensation,  or nominating committee so that the full board functions as that committee;

     o    The company lacks a formal nominating committee, even if board attests that  the  independent  directors  fulfill  the  functions  of  such a committee;

     o    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

     o    The non-audit fees paid to the auditor are excessive  (see  discussion under "Auditor Ratification");

     o    Poor  accounting  practices  are  identified  which rise to a level of serious concern, such as: fraud;  misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     o    There is persuasive  evidence that the audit committee entered into an inappropriate  indemnification  agreement with its auditor that limits the ability of the company, or its shareholders,  to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

     o    There is a negative  correlation between the chief executive's pay and company performance;

     o    The  company  reprices  underwater  options  for stock,  cash or other consideration without prior shareholder  approval,  even if allowed in their equity plan;

     o    The company fails to submit  one-time  transfers of stock options to a shareholder vote;

     o    The company fails to fulfill the terms of a burn-rate  commitment made to shareholders;

     o    The company has backdated options (see "Options Backdating" policy);

     o    The company has poor compensation  practices (see "Poor Pay Practices"
          policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

                                      B-21

Vote AGAINST or WITHHOLD from directors,  individually or the entire board,  for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote  AGAINST  proposals  to classify  the board.  Vote FOR  proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.  Generally vote
FOR proposals to restore or provide for cumulative voting unless:

     o    The  company  has  proxy  access  or  a  similar  structure  to  allow shareholders to nominate directors to the company's ballot; and

     o    The company has adopted a majority vote standard, with a carve-out for plurality  voting in  situations  where there are more  nominees  than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder  proposals requiring that the chairman's position be filled by an independent  director,  unless there are  compelling  reasons to recommend against the proposal, such as a counterbalancing governance structure.
This should include all the following:

     o    Designated lead director,  elected by and from the  independent  board members with clearly  delineated and comprehensive  duties.  (The role may alternatively reside with a presiding director,  vice chairman, or rotating lead  director;  however the director must serve a minimum of one year in order to qualify as a lead  director.)  The duties  should include, but are not limited to, the following:

          -    presides at all  meetings  of the board at which the  chairman is not  present,  including  executive  sessions of the  independent directors;

          -    serves  as  liaison  between  the  chairman  and the  independent directors;

          -    approves information sent to the board;

          -    approves meeting agendas for the board;

          -    approves  meeting  schedules  to assure that there is  sufficient time for discussion of all agenda items;

          -    has the authority to call meetings of the independent directors;

                                      B-22

          -    if requested by major shareholders,  ensures that he is available for consultation and direct communication;

     o    The  company  publicly  discloses  a  comparison  of the duties of its independent lead director and its chairman;

     o    The company  publicly  discloses a  sufficient  explanation  of why it chooses not to give the position of chairman to the  independent  lead director, and instead combine the chairman and CEO positions;

     o    Two-thirds independent board;

     o    All independent key committees;

     o    Established governance guidelines;

     o    The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder  returns*, unless  there has been a change in the  Chairman/CEO  position  within that time; and

     o    The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided,  evaluate on a
CASE-BY-CASE basis.

*    The industry  peer group used for this  evaluation is the average of the 12 companies in the same  six-digit  GICS group that are closest in revenue to the company.  To fail, the company must underperform its index and industry group on all four  measures  (one- and  three-year  on  industry  peers and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding  resolutions  requesting that the board change the company's  bylaws to stipulate that directors need to be elected with an  affirmative  majority of votes cast,  provided it does not conflict with the state law where the company is incorporated.  Binding  resolutions need to allow for a carveout for a plurality  vote  standard when there are more nominees than board seats.  Companies are strongly  encouraged  to also adopt a  post-election policy  (also  known  as  a  director  resignation  policy)  that  will  provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote  shareholder  proposals  asking for open or proxy access on a  CASE-BY-CASE basis, taking into account:

     o    The ownership threshold proposed in the resolution;

     o    The proponent's  rationale for the proposal at the targeted company in terms of board and director conduct.

                                      B-23

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote  CASE-BY-CASE  on  the  election  of  directors  in  contested   elections,
considering the following factors:

     o    Long-term financial  performance of the target company relative to its industry;

     o    Management's track record;

     o    Background to the proxy contest;

     o    Qualifications of director nominees (both slates);

     o    Strategic  plan of  dissident  slate and quality of  critique  against management;

     o    Likelihood  that the  proposed  goals and  objectives  can be achieved
          (both slates);

     o    Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy  solicitation  expenses.  When voting  in  conjunction  with  support  of  a  dissident  slate,  vote  FOR  the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally  vote FOR  shareholder  proposals  calling  for the  reimbursement  of reasonable  costs incurred in connection  with nominating one or more candidates in a contested election where the following apply:

     o    The  election of fewer than 50 percent of the  directors to be elected is contested in the election;

     o    One or more of the dissident's candidates is elected;

     o    Shareholders  are not permitted to cumulate their votes for directors;
          and

     o    The election  occurred,  and the  expenses  were  incurred,  after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR  shareholder  proposals  requesting  that the company submit its poison pill  to a  shareholder  vote  or  redeem  it  UNLESS  the  company  has:  (1) A shareholder  approved  poison  pill in place;  or (2) The  company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

                                      B-24

     o    Shareholders have approved the adoption of the plan; or

     o    The  board,  in  its  exercise  of  its  fiduciary   responsibilities,
          determines that it is in the best interest of  shareholders  under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision).  A poison  pill  adopted  under  this  fiduciary  out  will  be  put to a shareholder  ratification vote within 12 months of adoption or expire.
          If the pill is not  approved  by a majority  of the votes cast on this issue, the plan will immediately terminate.

Vote FOR  shareholder  proposals  calling  for poison  pills to be put to a vote within a year after  adoption.  If the company has no  non-shareholder  approved poison  pill in place and has  adopted  a policy  with the  provisions  outlined above, vote AGAINST the proposal.  If these conditions are not met, vote FOR the proposal,  but with the caveat that a vote within 12 months would be  considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification,  focusing on the features of the shareholder  rights plan. Rights plans should contain the following attributes:

     o    No lower than a 20 percent trigger, flip-in or flip-over;

     o    A term of no more than three years;

     o    No dead-hand,  slow-hand,  no-hand, or similar feature that limits the ability of a future board to redeem the pill;

     o    Shareholder redemption feature (qualifying offer clause); if the board refuses  to  redeem  the  pill 90 days  after a  qualifying  offer  is announced,  10 percent of the  shares may call a special  meeting,  or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote  AGAINST  proposals  to restrict or  prohibit  shareholder  ability to call special  meetings.  Vote FOR proposals that remove  restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST  proposals to require a  supermajority  shareholder  vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and  acquisitions,  review and evaluate the merits and  drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o    Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

                                      B-25

While the fairness  opinion may provide an initial  starting point for assessing valuation  reasonableness,  emphasis  is  placed on the  offer  premium,  market reaction and strategic rationale.

     o    Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o    Strategic  rationale  - Does the deal make sense  strategically?  From where is the value derived?  Cost and revenue  synergies should not be overly aggressive or optimistic, but reasonably achievable.

Management  should also have a favorable track record of successful  integration of historical acquisitions.

     o    Negotiations   and  process  -  Were  the  terms  of  the  transaction
          negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for  shareholders.  Significant negotiation "wins" can also signify the deal makers'  competency.  The comprehensiveness  of the sales process (e.g.,  full auction,  partial auction, no auction) can also affect shareholder value.

     o    Conflicts of interest - Are insiders  benefiting  from the transaction disproportionately  and  inappropriately  as compared  to  non-insider shareholders?  As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold  these  interests.  Consider  whether  these interests may have influenced  these directors and officers to support or recommend the merger.  The aggregate CIC figure may be a misleading indicator of the true value  transfer from  shareholders  to insiders.
          Where such figure  appears to be  excessive,  analyze  the  underlying assumptions to determine whether a potential conflict exists.

     o    Governance  - Will  the  combined  company  have  a  better  or  worse governance  profile  than  the  current  governance  profiles  of  the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote  CASE-BY-CASE  on proposals to change a company's  state of  incorporation, taking into  consideration  both  financial and corporate  governance  concerns, including:

     o    The reasons for reincorporating;

     o    A comparison of the governance provisions;

     o    Comparative economic benefits; and

     o    A comparison of the jurisdictional laws.

                                      B-26

7. Capital Structure

Common Stock Authorization

Vote  CASE-BY-CASE on proposals to increase the number of shares of common stock authorized  for issuance  using a model  developed by ISS. Vote FOR proposals to approve  increases beyond the allowable  increase when a company's shares are in danger of being  delisted or if a company's  ability to continue to operate as a going concern is uncertain.

In  addition,  for  capital  requests  less than or equal to 300  percent of the current  authorized  shares that  marginally  fail the calculated  allowable cap
(i.e.,  exceed the allowable cap by no more than 5 percent),  on a  CASE-BY-CASE basis, vote FOR the increase based on the company's  performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     o    Rationale;

     o    Good  performance with respect to peers and index on a five-year total shareholder return basis;

     o    Absence of non-shareholder approved poison pill;

     o    Reasonable equity compensation burn rate;

     o    No non-shareholder approved pay plans; and

     o    Absence of egregious equity compensation practices.

Dual-Class Stock

Vote  AGAINST  proposals  to create a new class of common  stock  with  superior voting  rights.  Vote AGAINST  proposals at companies  with  dual-class  capital structures  to increase  the number of  authorized  shares of the class of stock that has superior  voting  rights.  Vote FOR  proposals to create a new class of nonvoting or sub-voting common stock if:

     o    It is intended for  financing  purposes with minimal or no dilution to current shareholders;

     o    It is not  designed  to  preserve  the  voting  power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST  proposals that increase  authorized  common stock for the explicit purpose of  implementing  a  non-shareholder  approved  shareholder  rights plan
(poison pill).

Preferred Stock

Vote  AGAINST  proposals  authorizing  the  creation of new classes of preferred stock with unspecified  voting,  conversion,  dividend  distribution,  and other rights ("blank check" preferred

                                      B-27

stock),  and AGAINST  proposals to increase the number of blank check  preferred stock  authorized for issuance when no shares have been issued or reserved for a specific purpose.  Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover  defense),  and FOR  proposals to authorize  preferred  stock in cases  where the  company  specifies  the voting, dividend,  conversion,  and  other  rights  of such  stock  and the terms of the preferred stock appear  reasonable.  Vote  CASE-BY-CASE on proposals to increase the  number of blank  check  preferred  shares  after  analyzing  the  number of preferred shares available for issue given a company's  industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote  CASE-BY-CASE on equity-based  compensation  plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;

     o    The plan  expressly  permits the  repricing of stock  options  without prior shareholder approval;

     o    There is a disconnect between CEO pay and the company's performance;

     o    The  company's  three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

     o    The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote  AGAINST or WITHHOLD  from  compensation  committee  members,  the CEO, and potentially  the entire board, if the company has poor  compensation  practices.
Vote  AGAINST  equity  plans if the  plan is a  vehicle  for  poor  compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

     o    Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

     o    Excessive perks (overly  generous cost and/or  reimbursement  of taxes for personal  use of corporate  aircraft,  personal  security  systems
          maintenance  and/or   installation,   car  allowances,   and/or  other
          excessive arrangements relative to base salary);

     o    Abnormally large bonus payouts without justifiable performance linkage or proper  disclosure  (e.g.,  performance  metrics  that are changed, canceled,  or replaced during the performance  period without adequate explanation of the action and the link to performance);

                                      B-28

     o    Egregious  pension/SERP   (supplemental   executive  retirement  plan)
          payouts  (inclusion  of  additional  years of service  not worked that result in  significant  payouts,  or  inclusion  of  performance-based equity awards in the pension calculation;

     o    New CEO with overly  generous new hire package (e.g.,  excessive "make whole" provisions);

     o    Excessive severance and/or change-in-control provisions:  Inclusion of excessive  change-in-control  or severance payments,  especially those with a multiple in excess of 3X cash pay;

          -    Severance paid for a "performance termination," (i.e., due to the executive's  failure to perform job functions at the  appropriate level);

          -    Change-in-control  payouts  without  loss  of job or  substantial diminution of job duties (single-triggered);

          -    Perquisites  for  former   executives  such  as  car  allowances,
               personal  use  of  corporate  aircraft,  or  other  inappropriate arrangements;

     o    Poor  disclosure  practices,  (unclear  explanation  of how the CEO is involved in the pay setting process, retrospective performance targets
          and  methodology  not  discussed,   or  methodology  for  benchmarking
          practices and/or peer group not disclosed and explained);

     o    Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

     o    Other  excessive  compensation  payouts or poor pay  practices  at the company.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion,  director  stock plans that set aside a relatively  small number of shares when combined with employee or executive  stock  compensation  plans will exceed the allowable cap. Vote for the plan if ALL of the following  qualitative factors  in the  board's  compensation  are  met  and  disclosed  in  the  proxy statement:

     o    Director stock ownership  guidelines with a minimum of three times the annual cash retainer.

     o    Vesting schedule or mandatory holding/deferral period:

          -    A minimum  vesting of three years for stock options or restricted stock; or

          -    Deferred  stock  payable  at  the  end of a  three-year  deferral period.

     o    Mix between cash and equity:

                                      B-29

          -    A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

          -    If the  mix is  heavier  on the  equity  component,  the  vesting schedule or deferral  period should be more  stringent,  with the lesser of five years or the term of directorship.

     o    No  retirement/benefits   and  perquisites  provided  to  non-employee
          directors; and

     o    Detailed disclosure provided on cash and equity compensation delivered to each  non-employee  director  for the most recent  fiscal year in a table.  The column  headers for the table may  include the  following:
          name of each  non-employee  director,  annual retainer,  board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified  employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value;

     o    Offering period is 27 months or less; and

     o    The  number of shares  allocated  to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified  employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value; or

     o    Offering period is greater than 27 months; or

     o    The number of shares  allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote  CASE-by-CASE  on  nonqualified  employee  stock purchase  plans.  Vote FOR nonqualified employee stock purchase plans with all the following features:

     o    Broad-based participation (i.e., all employees of the company with the exclusion  of  individuals  with  5  percent  or  more  of  beneficial ownership of the company);

     o    Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

                                      B-30

     o    Company   matching   contribution  up  to  25  percent  of  employee's
          contribution,  which is  effectively  a discount  of 20  percent  from market value;

     o    No discount on the stock price on the date of purchase  since there is a company matching contribution.

Vote AGAINST  nonqualified  employee  stock  purchase plans when any of the plan features do not meet the above criteria.  If the company  matching  contribution exceeds 25 percent of  employee's  contribution,  evaluate  the cost of the plan against its allowable cap.

Options Backdating

In cases where a company  has  practiced  options  backdating,  vote  AGAINST or
WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the  board.  Vote  AGAINST  or  WITHHOLD  from  the  compensation committee members who oversaw the questionable options practices or from current compensation  committee  members  who fail to respond to the issue  proactively, depending on several factors, including, but not limited to:

     o    Reason and motive for the options  backdating  issue  (inadvertent vs.
          deliberate grant date changes);

     o    Length of time of options backdating;

     o    Size of restatement due to options backdating;

     o    Corrective actions taken by the board or compensation committee,  such as canceling or repricing  backdated options,  or recoupment of option gains on backdated grants;

     o    Adoption of a grant policy that prohibits backdating,  and creation of a fixed  grant  schedule  or window  period  for equity  grants  going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management  proposals seeking approval to  exchange/reprice options, considering:

     o    Historic trading  patterns--the  stock price should not be so volatile that the options are likely to be back

          "in-the-money" over the near term;

     o    Rationale  for the  re-pricing--was  the stock  price  decline  beyond management's control?

     o    Is this a value-for-value exchange?

     o    Are surrendered stock options added back to the plan reserve?

     o    Option  vesting--does  the new option vest  immediately  or is there a black-out period?

                                      B-31

     o    Term of the  option--the  term  should  remain the same as that of the replaced option;

     o    Exercise price--should be set at fair market or a premium to market;

     o    Participants--executive officers and directors should be excluded.

If the surrendered  options are added back to the equity plans for  re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.  The proposal should clearly articulate why the board is  choosing  to conduct an  exchange  program at this point in time.  Repricing underwater  options after a recent precipitous drop in the company's stock price demonstrates  poor  timing.  Repricing  after a recent  decline  in stock  price triggers additional scrutiny and a potential AGAINST vote on the proposal.  At a minimum,  the  decline  should not have  happened  within  the past year.  Also, consider the terms of the surrendered options,  such as the grant date, exercise price and vesting  schedule.  Grant dates of  surrendered  options should be far enough back (two to three years) so as not to suggest that  repricings are being done to take advantage of short-term  downward price movements.  Similarly,  the exercise price of  surrendered  options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote  CASE-by-CASE on plans that provide  participants with the option of taking all or a portion of their cash  compensation in the form of stock,  and on plans that do not provide a dollar-for-dollar  cash for stock exchange. In cases where the exchange is not dollar-for-dollar,  the request for new or additional shares for such equity  program will be considered  using the binomial  option  pricing model.  In an effort to capture the total cost of total  compensation,  ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR
non-employee   director-only  equity  plans  that  provide  a  dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD  from  compensation  committee  members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     o    Executive  officers  and  non-employee  directors  are  excluded  from participating;

     o    Stock options are purchased by third-party financial institutions at a discount  to their fair value  using  option  pricing  models  such as
          Black-Scholes  or a Binomial  Option  Valuation  or other  appropriate financial models;

     o    There is a two-year  minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally,  management  should provide a clear explanation of why options are being  transferred  and  whether  the events  leading up to the decline in stock price were beyond

                                      B-32

management's  control. A review of the company's historic stock price volatility should  indicate if the options  are likely to be back  "in-the-money"  over the near term.

Vote AGAINST equity plan  proposals if the details of ongoing  Transfer of Stock
Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to  shareholders.  The specific  criteria to be  considered in evaluating these proposals include, but not limited, to the following:

     o    Eligibility;

     o    Vesting;

     o    Bid-price;

     o    Term of options;

     o    Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of  transferability  of stock options should make clear that only options granted  post-amendment  shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)
Generally,  vote FOR shareholder proposals that call for non-binding shareholder ratification  of the  compensation  of the  named  executive  officers  and  the accompanying narrative disclosure of material factors provided to understand the
Summary Compensation Table.

Compensation Consultants--Disclosure of Board or Company's Utilization
Generally  vote FOR  shareholder  proposals  seeking  disclosure  regarding  the company,  board,  or compensation  committee's use of compensation  consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally,  vote FOR  shareholder  proposals  seeking  additional  disclosure of executive and director pay  information,  provided the information  requested is relevant to  shareholders'  needs,  would not put the  company at a  competitive disadvantage  relative  to its  industry,  and is not unduly  burdensome  to the company.  Vote AGAINST  shareholder  proposals seeking to set absolute levels on compensation  or  otherwise  dictate  the amount or form of  compensation.  Vote
AGAINST  shareholder  proposals  requiring  director fees be paid in stock only.
Vote CASE-BY-CASE on all other  shareholder  proposals  regarding  executive and director pay, taking into account company  performance,  pay level versus peers, pay level versus industry, and long-term corporate outlook.

                                      B-33

Pay for Superior Performance

Generally vote FOR shareholder  proposals based on a case-by-case  analysis that requests  the board  establish a  pay-for-superior  performance  standard in the company's compensation plan for senior executives.  The proposal should have the following principles:

     o    Sets  compensation   targets  for  the  plan's  annual  and  long-term
          incentive pay components at or below the peer group median;

     o    Delivers  a  majority  of the  plan's  target  long-term  compensation through performance-vested, not simply time-vested, equity awards;

     o    Provides  the  strategic  rationale  and  relative  weightings  of the financial and  non-financial  performance  metrics or criteria used in the annual and  performance-vested  long-term incentive  components of the plan;

     o    Establishes   performance  targets  for  each  plan  financial  metric
          relative to the performance of the company's peer companies;

     o    Limits  payment  under the  annual  and  performance-vested  long-term incentive components of the plan to when the company's  performance on its selected financial  performance  metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

     o    What aspects of the company's  annual and long-term  equity  incentive programs are performance driven?

     o    If the annual and long-term equity incentive  programs are performance driven,  are the  performance  criteria and hurdle rates  disclosed to shareholders or are they benchmarked against a disclosed peer group?

     o    Can  shareholders  assess the correlation  between pay and performance based on the current disclosure?

     o    What type of  industry  and stage of  business  cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder  proposal  requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based  and requesting that the board adopt and disclose  challenging performance metrics to shareholders, based on the following analytical steps:

o First, vote FOR shareholder  proposals advocating the use of performance-based equity  awards,  such as  performance  contingent  options or restricted  stock, indexed  options  or  premium-priced  options,  unless  the  proposal  is overly restrictive or if the company has demonstrated  that it is using a "substantial"
portion of  performance-based  awards  for its top  executives.  Standard  stock options  and  performance-accelerated  awards  do not  meet the  criteria  to be considered as

                                      B-34

performance-based awards. Further,  premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based  program is too low based on the company's
historical  or  peer  group   comparison,   generally  vote  FOR  the  proposal.
Furthermore,  if target performance  results in an above target payout, vote FOR the shareholder  proposal due to program's poor design.  If the company does not disclose the performance metric of the  performance-based  equity program,  vote
FOR the shareholder  proposal regardless of the outcome of the first step to the test.

In general,  vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)
Generally  vote  FOR  shareholder   proposals  calling  for  certain  principles
regarding the use of prearranged  trading plans (10b5-1  plans) for  executives.
These principles include:

o Adoption,  amendment, or termination of a 10b5-1 plan must be disclosed within two business days in aForm 8-K;

o  Amendment  or  early  termination  of a 10b5-1  plan is  allowed  only  under extraordinary circumstances, as determined by the board;

o Ninety days must elapse  between  adoption or  amendment  of a 10b5-1 plan and initial trading under the plan;

o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

o An executive may not trade in company stock outside the 10b5-1 Plan.

o Trades  under a 10b5-1  plan must be  handled  by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses
Vote on a  CASE-BY-CASE  on proposals to recoup  unearned  incentive  bonuses or other  incentive  payments made to senior  executives if it is later  determined that fraud, misconduct, or negligence significantly contributed to a restatement
of  financial   results   that  led  to  the  awarding  of  unearned   incentive
compensation, taking into consideration:

o If the company has adopted a formal recoupment bonus policy; or

o If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes
Vote FOR  shareholder  proposals  requiring that golden  parachutes or executive severance  agreements  be submitted  for  shareholder  ratification,  unless the proposal  requires  shareholder  approval  prior  to  entering  into  employment contracts.  Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.  An acceptable  parachute should include, but is not limited to, the following:

o The triggering mechanism should be beyond the control of management;

                                      B-35

o The amount  should not exceed three times base amount  (defined as the average annual  taxable  W-2  compensation  during the five years prior to the change of control);

o  Change-in-control  payments  should be  double-triggered,  i.e.,  (1) after a change in control has taken place,  and (2)  termination  of the  executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally  vote  FOR  shareholder  proposals  requesting  to  put  extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.  Generally vote FOR shareholder  proposals requesting to limit  the  executive  benefits  provided  under the  company's  supplemental executive  retirement plan (SERP) by limiting  covered  compensation to a senior executive's  annual  salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote  CASE-BY-CASE on requests for reports on the company's  lending  guidelines and procedures,  including the establishment of a board committee for oversight, taking into account:

o Whether the company has  adequately  disclosed  mechanisms to prevent  abusive lending practices;

o Whether  the company  has  adequately  disclosed  the  financial  risks of the lending products in question;

o Whether the company has been subject to  violations of lending laws or serious lending controversies;

o Peer companies' policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals  requesting that companies  implement  specific price restraints on  pharmaceutical  products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote  CASE-BY-CASE  on  proposals  requesting  that the company  evaluate  their product pricing considering:

o The existing level of disclosure on pricing policies;

o Deviation from established industry pricing norms;

o The company's existing initiatives to provide its products to needy consumers;

o Whether the proposal focuses on specific products or geographic regions.

                                      B-36

Product Safety and Toxic Materials

Generally  vote FOR proposals  requesting the company to report on its policies, initiatives/procedures,  and  oversight  mechanisms  related to toxic  materials and/or product safety in its supply chain, unless:

o The company already discloses similar  information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

o The company has formally  committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

o  The  company  has  not  been  recently   involved  in  relevant   significant
controversies or violations.  Vote  CASE-BY-CASE on resolutions  requesting that companies  develop  a  feasibility  assessment  to  phaseout  of  certain  toxic chemicals  and/or evaluate and disclose the financial and legal risks associated with utilizingcertain chemicals, considering:

o Current regulations in the markets in which the company operates;

o Recent  significant  controversy,  litigation,  or fines  stemming  from toxic chemicals or ingredients at the company; and

o The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions  requesting that a company disclose information on the impact of climate change on the company's operations unless:

o The company already provides current,  publicly  available  information on the perceived  impact  that  climate  change  may  have  on the  company  as well as associated policies and procedures to address such risks and/or opportunities;

o The company's level of disclosure is comparable to or better than  information provided by industry peers; and

o There are no significant fines,  penalties,  or litigation associated with the company's environmental performance.

Greenhouse Gas Emissions

Generally  vote FOR proposals  requesting a report on  greenhouse  gas emissions from company  operations  and/or  products  unless this  information  is already publicly  disclosed or such factors are not  integral to the  company's  line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent,  significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally  vote  AGAINST  proposals  asking  the  company  to  affirm  political nonpartisanship in the workplace so long as:

o  The  company  is  in  compliance  with  laws  governing  corporate  political activities; and

                                      B-37

o The company has procedures in place to ensure that employee  contributions  to company-sponsored  political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST  proposals to publish in newspapers  and public media the company's political  contributions as such publications could present  significant cost to
the  company  without  providing   commensurate  value  to  shareholders.   Vote
CASE-BY-CASE  on proposals to improve the  disclosure  of a company's  political contributions and trade association spending, considering:

o  Recent  significant  controversy  or  litigation  related  to  the  company's political contributions or governmental affairs; and

o The public  availability  of a company policy on political  contributions  and trade association  spending including  information on the types of organizations supported,  the business rationale for supporting these  organizations,  and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political  contributions.
Businesses are affected by legislation  at the federal,  state,  and local level and barring  contributions  can put the company at a  competitive  disadvantage.
Vote  AGAINST  proposals  asking  for a list of company  executives,  directors, consultants,  legal counsels,  lobbyists,  or investment bankers that have prior government service and whether such service had a bearing on the business of the company.  Such a list would be  burdensome  to  prepare  without  providing  any meaningful information to shareholders.

Sustainability Reporting

Generally  vote FOR proposals  requesting  the company to report on policies and initiatives  related  to social,  economic,  and  environmental  sustainability, unless:

o The company already discloses similar  information through existing reports or
policies  such  as  an  environment,   health,   and  safety  (EHS)  report;   a
comprehensive code of corporate conduct; and/or a diversity report; or

o The  company  has  formally  committed  to the  implementation  of a reporting program  based on Global  Reporting  Initiative  (GRI)  guidelines  or a similar standard within a specified time frame.

                                      B-38

                             EATON VANCE MANAGEMENT
                       BOSTON MANAGEMENT AND RESEARCH AND
                         EATON VANCE INVESTMENT COUNSEL
                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction

     Eaton Vance  Management,  Boston  Management  and  Research and Eaton Vance
Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented  policies and procedures that each Adviser  believes are reasonably  designed  to ensure that  proxies are voted in the best  interest of clients,  in accordance  with its fiduciary  duties and Rule 206(4)-6  under the
Advisers  Act. The  Advisers'  authority to vote the proxies of their clients is established by their advisory  contracts or similar  documentation,  such as the
Eaton Vance Funds Proxy Voting Policy and  Procedures.  These proxy policies and procedures reflect the SEC requirements governing advisers and the long-standing fiduciary  standards  and  responsibilities  for ERISA  accounts  set out in the
Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

     Each  Adviser  manages  its  clients'  assets with the  overriding  goal of seeking to provide the greatest possible return to such clients  consistent with governing  laws and the  investment  policies of each client.  In pursuing  that goal,  each Adviser  seeks to exercise its clients'  rights as  shareholders  of voting securities to support sound corporate governance of the companies issuing those  securities  with  the  principal  aim of  maintaining  or  enhancing  the companies' economic value.

     The exercise of  shareholder  rights is generally  done by casting votes by proxy at shareholder  meetings on matters submitted to shareholders for approval
(for  example,  the election of  directors or the approval of a company's  stock option plans for directors, officers or employees). Each Adviser is adopting the formal  written  Guidelines  described  in detail  below and will  utilize  such
Guidelines  in voting  proxies on behalf of its clients.  These  Guidelines  are designed  to  promote  accountability  of a  company's  management  and board of directors to its  shareholders  and to align the  interests of  management  with those of shareholders.

     Each  Adviser  will vote any proxies  received by a client for which it has sole investment  discretion through a third-party proxy voting service ("Agent")
in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies  referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.
The Agent is currently  Institutional  Shareholder Services Inc. Proxies will be voted in accordance  with  client-specific  guidelines and an Eaton Vance Fund's sub-adviser's proxy voting policies and procedures, if applicable.

     No set of guidelines  can  anticipate  all  situations  that may arise.  In special cases, the Proxy Administrator (the person specifically charged with the responsibility  to  oversee  the

                                      B-39

Agent and coordinate  the voting of proxies  referred back to the Adviser by the
Agent) may seek insight from the Proxy Group  established  by the Advisers.  The
Proxy Group will assist in the review of the Agent's recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members  of the  Proxy  Group,  which may  include  employees  of the  Advisers'
affiliates, may change at the Advisers' discretion.

III. Roles and Responsibilities

     A.   Proxy Administrator

     The Proxy  Administrator  will assist in the  coordination of the voting of each client's proxy in accordance with the Guidelines below and the Funds' Proxy
Voting Policy and Procedures.  The Proxy  Administrator  is authorized to direct the Agent to vote a proxy in accordance  with the  Guidelines.  Responsibilities assigned herein to the Proxy  Administrator,  or activities in support  thereof, may be  performed  by such  members  of the  Proxy  Group  or  employees  of the
Advisers' affiliates as are deemed appropriate by the Proxy Group.

     B.   Agent

     An Agent shall be engaged to assist in the voting of proxies.  The Agent is currently  Institutional  Shareholder Services Inc. The Agent is responsible for coordinating  with the clients'  custodians  and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio  securities are  processed in a timely  fashion.  The Agent is required to vote and/or refer all proxies in accordance  with the Guidelines  below.  The Agent shall retain a record of all proxy votes handled by the Agent.  Such record must reflect all of the information  required to be disclosed in a Fund's Form N-PX pursuant to Rule
30b1-4 under the 1940 Act. In addition, the Agent is responsible for maintaining copies of all proxy statements  received by issuers and to promptly provide such materials to an Adviser upon request.

     Subject to the  oversight of the  Advisers,  the Agent shall  establish and maintain  adequate  internal  controls  and  policies  in  connection  with  the provision  of proxy  voting  services  to the  Advisers,  including  methods  to reasonably ensure that its analysis and  recommendations are not influenced by a conflict of  interest,  and shall  disclose  such  controls  and policies to the
Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

     C.   Proxy Group

     The Adviser shall  establish a Proxy Group which shall assist in the review of the Agent's  recommendations  when a proxy voting issue has been  referred to the Proxy  Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers' affiliates,  may be amended from time to time at the Advisers' discretion.

                                      B-40

     For each proposal  referred to the Proxy Group, the Proxy Group will review the (i)  Guidelines,  (ii)  recommendations  of the  Agent,  and (iii) any other resources  that any  member of the Proxy  Group  deems  appropriate  to aid in a determination of the recommendation.

     If the Proxy Group recommends a vote in accordance with the Guidelines,  or the recommendation of the Agent,  where applicable,  it shall instruct the Proxy
Administrator to so advise the Agent.

     If the Proxy Group  recommends a vote  contrary to the  Guidelines,  or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted  company of the Agent,  as determined by the Advisers,  it shall follow the procedures for such voting outlined below.

     The Proxy  Administrator  shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event the Proxy
Group cannot meet in a timely manner in connection with a voting  deadline,  the
Proxy Administrator shall follow the procedures for such voting outlined below.

IV.  Proxy Voting Guidelines ("Guidelines")

     A.   General Policies

     It shall  generally  be the policy of the  Advisers  to take no action on a proxy for which no client  holds a position or  otherwise  maintains an economic interest in the relevant security at the time the vote is to be cast.

     In all cases  except those  highlighted  below,  it shall  generally be the policy of the  Advisers to vote in  accordance  with the  recommendation  by the
Agent, Institutional Shareholder Services Inc.

     When a fund client  participates  in the lending of its  securities and the securities are on loan at the record date,  proxies  related to such  securities generally will not be forwarded to the relevant  Adviser by the fund's custodian and therefore will not be voted.

     In the event that the Adviser  determines  that the matters  involved would have a  material  effect  on the  applicable  fund's  investment  in the  loaned securities,  the fund will  exercise its best  efforts to terminate  the loan in time to be able to cast such vote or exercise such consent.

     Interpretation  and  application  of these  Guidelines  is not  intended to supersede any law,  regulation,  binding agreement or other legal requirement to which an issuer may be or become subject.  The Guidelines relate to the types of
proposals   that  are  most   frequently   presented  in  proxy   statements  to
shareholders.  Absent  unusual  circumstances,  each Adviser will utilize  these
Guidelines when voting proxies on behalf of its clients.

                                      B-41

a.   Proposals Regarding Mergers and Corporate Restructurings

     The Agent shall be directed to refer  proxy  proposals  accompanied  by its written analysis and voting  recommendation  to the Proxy  Administrator for all proposals relating to Mergers and Corporate Restructurings.

b.   Proposals    Regarding    Mutual   Fund    Proxies   -    Disposition    of
     Assets/Termination/Liquidation and Mergers

     The Agent shall be directed to refer  proxy  proposals  accompanied  by its written analysis and voting  recommendation  to the Proxy  Administrator for all proposals  relating to the  Disposition  of  Assets/Termination/Liquidation  and
Mergers contained in mutual fund proxies.

c.   Corporate Structure Matters/Anti-Takeover Defenses

     As a general matter, the Advisers will normally vote against  anti-takeover measures and other  proposals  designed to limit the ability of  shareholders to act on  possible  transactions  (except  in the  case of  closed-end  management investment companies).

d.   Social and Environmental Issues

     The  Advisers  generally  support  management  on social and  environmental proposals.

e.   Voting Procedures

     Upon  receipt of a  referral  from the Agent or upon  advice  from an Eaton
Vance investment  professional,  the Proxy  Administrator may solicit additional research from the Agent, as well as from any other source or service.

     1.   WITHIN-GUIDELINES  VOTES:  Votes in  Accordance  with  the  Guidelines and/or, where applicable, Agent Recommendation

     In the event the Proxy  Administrator  recommends a vote within  Guidelines and/or,  where applicable,  in accordance with the Agent's  recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

     2.   NON-VOTES: Votes in Which No Action is Taken

     The Proxy  Administrator  may recommend  that a client  refrain from voting
     under  the  following   circumstances:   (i)  if  the  economic  effect  on
     shareholders'   interests  or  the  value  of  the  portfolio   holding  is
     indeterminable   or  insignificant,   e.g.,   proxies  in  connection  with
     securities  no longer held in the  portfolio  of a client or proxies  being considered on behalf of a client that is no longer in existence; or (ii) if
     the  cost  of  voting  a  proxy  outweighs  the  benefits,   e.g.,  certain
     international  proxies,  particularly  in  cases in  which  share

                                      B-42

     blocking  practices  may  impose  trading   restrictions  on  the  relevant
     portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

     Reasonable  efforts  shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited,  Non-Votes  may also occur in connection  with a client's  related inability to timely access ballots or other proxy information in connection with its portfolio securities.

     Non-Votes   may  also   result  in  certain   cases  in  which  the  Agents
     recommendation has been deemed to be conflicted, as provided for herein.

     3.   OUT-OF-GUIDELINES  VOTES:  Votes  Contrary  to  Guidelines,  or  Agent
          Recommendation,  where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

     If the Proxy  Administrator  recommends  that a client vote contrary to the
     Guidelines,  or the recommendation of the Agent,  where applicable,  if the
     Agent  has  made  no  recommendation  on a  matter  requiring  case-by-case consideration and the Guidelines are silent,  or the Agents  recommendation
     on  a  matter  requiring   case-by-case   consideration  is  deemed  to  be
     conflicted,  the Proxy  Administrator will forward the Agent's analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent as it deems necessary.  The Proxy  Administrator  will  instruct  the Agent to vote the proxy as recommended by the Proxy Group.  The Adviser will provide a report to the Boards of Trustees of the Eaton  Vance  Funds  reflecting  any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

     The Proxy  Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable  recommendations,  analysis and research received and any resolution of the matter.

V.   Recordkeeping

     The Advisers  will  maintain  records  relating to the proxies they vote on behalf of their clients in accordance with Rule 204-2 of the Advisers Act. Those records will include:

     o    A copy of the Advisers' proxy voting policies and procedures;
     o    Proxy  statements  received  regarding client  securities.  Such proxy statements  received  from  issuers  are  either  in the  SEC's  EDGAR database or are kept by the Agent and are available upon request;
     o    A record of each vote cast;

                                      B-43

     o    A copy of any document  created by the  Advisers  that was material to making  a  decision  on how to  vote a  proxy  for a  client  or  that memorializes the basis for such a decision; and
     o    Each written client request for proxy voting records and the Advisers'
          written  response to any client request  (whether written or oral) for such records.

     All records  described  above will be  maintained  in an easily  accessible place for five years and will be  maintained  in the offices of the  Advisers or their Agent for two years after they are created.

VI.  Assessment of Agent and  Identification  and  Resolution of Conflicts  with
     Clients

     A.   Assessment of Agent

     The Advisers shall  establish  that the Agent (i) is  independent  from the
Advisers,  (ii) has resources that indicate it can competently  provide analysis of proxy issues,  and (iii) can make  recommendations in an impartial manner and in the best interests of the clients and,  where  applicable,  their  beneficial owners.  The Advisers  shall  utilize,  and the Agent shall  comply  with,  such methods for  establishing  the  foregoing as the  Advisers  may deem  reasonably appropriate  and shall do so not less than annually as well as prior to engaging the  services of any new proxy voting  service.  The Agent shall also notify the
Advisers in writing within fifteen (15) calendar days of any material  change to information  previously  provided to an Adviser in connection with  establishing the Agent's independence, competence or impartiality.

     B.   Conflicts of Interest

     As  fiduciaries  to their  clients,  each Adviser puts the interests of its clients  ahead of its own. In order to ensure  that  relevant  personnel  of the
Advisers are able to identify  potential  material  conflicts of interest,  each
Adviser will take the following steps:

     o    Quarterly,  the Eaton Vance Legal and Compliance  Department will seek information  from  the  department  heads  of each  department  of the
          Advisers and of Eaton Vance  Distributors,  Inc. ("EVD") (an affiliate of the  Advisers  and  principal  underwriter  of certain  Eaton Vance
          Funds).  Each  department  head  will be  asked to  provide  a list of significant clients or prospective clients of the Advisers or EVD.

     o    A representative of the Legal and Compliance Department will compile a list of the companies  identified  (the  "Conflicted  Companies")  and provide that list to the Proxy Administrator.

     o    The Proxy Administrator will compare the list of Conflicted  Companies with the names of  companies  for which he or she has been  referred a proxy statement (the "Proxy  Companies").  If a Conflicted  Company is
          also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

                                      B-44

     o    If the Proxy  Administrator  expects to instruct the Agent to vote the proxy of the Conflicted  Company strictly  according to the Guidelines
          contained  in  these  Proxy  Voting   Policies  and  Procedures   (the
          "Policies") or the  recommendation of the Agent, as applicable,  he or she will (i) inform the Proxy Group of that fact,  (ii)  instruct  the
          Agent to vote the  proxies  and  (iii)  record  the  existence  of the material conflict and the resolution of the matter.

     o    If the Proxy Administrator  intends to instruct the Agent to vote in a manner  inconsistent  with  the  Guidelines  contained  herein  or the recommendation  of the  Agent,  as  applicable,  the Proxy  Group,  in consultation with Eaton Vance senior  management,  will then determine if a material conflict of interest exists between the relevant Adviser and its clients.  If the Proxy Group, in consultation with Eaton Vance senior management,  determines that a material conflict exists,  prior to  instructing  the  Agent  to vote  any  proxies  relating  to these
          Conflicted  Companies  the Adviser  will seek  instruction  on how the proxy should be voted from:

     o    The client, in the case of an individual or corporate client;

     o    In the case of a fund,  its board of  directors,  or any  committee or sub-committee identified by the board; or

     o    The adviser,  in situations where the Adviser acts as a sub-adviser to such adviser.

     The Adviser will provide all reasonable  assistance to each party to enable such party to make an informed decision.

     If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy,  the Adviser will  generally  instruct the
Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of  impropriety.  If however,  the failure of the Adviser to vote its  clients'  proxies  would have a  material  adverse  economic  impact on the
Advisers' clients' securities  holdings in the Conflicted  Company,  the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the  existence of the material  conflict and the  resolution  of the matter.

     The Advisers shall also identify and address  conflicts that may arise from time to time concerning the Agent.  Upon the Advisers'  request,  which shall be not less than  annually,  and within  fifteen (15) calendar days of any material change to such information  previously  provided to an Adviser,  the Agent shall provide the Advisers with such  information as the Advisers deem  reasonable and appropriate for use in determining material  relationships of the Agent that may pose a conflict  of  interest  with  respect to the  Agent's  proxy  analysis or recommendations.  Such  information  shall  include,  but is not  limited  to, a monthly  report  from the  Agent  detailing  the  Agent's  Corporate  Securities
Division  clients

                                      B-45

and related  revenue  data.  The  Advisers  shall review such  information  on a monthly  basis.  The Proxy  Administrator  shall instruct the Agent to refer any proxies  for which a material  conflict  of the Agent is deemed to be present to the Proxy Administrator.  Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent's written analysis and voting  recommendation.  The Proxy  Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

                                                            Adopted June 6, 2003
                                                     As Revised January 20, 2005
                                                       As Revised August 8, 2005
                                                     As Revised February 1, 2006

                                      B-46

                        Pzena Investment Management, LLC
                              Amended and Restated
                      Proxy Voting Policies and Procedures
                             Effective July 1, 2003
                                       and
                Further amended March 15, 2004 and August 1, 2004

I.   Requirements Described

     A. Investment  Advisers Act Requirements.  Although the Investment Advisers
Act of 1940, as amended (the "Advisers Act"), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser's fiduciary duty extends to voting (as well as trading) and requires  that,  if the adviser has the  obligation  to vote shares beneficially  owned by its  clients,  the adviser  vote in the best  interest of clients.  In addition,  Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures  reasonably  designed to ensure that the adviser votes proxies in the best  interest  of  clients,  to  disclose  to clients  information  about those policies and procedures,  to disclose to clients how they may obtain information on how the adviser  has voted their  proxies,  and to maintain  certain  records relating to proxy voting.

     B. United Kingdom Code of Conduct Considerations.  Certain offshore clients have  contractually  obligated  PIM to vote  proxies  and take  other  corporate actions consistent with the UK Combined Code of Practice.  This Combined Code is
the UK  equivalent of to the  Sarbanes-Oxley  Act. The Combined Code is mostly a prudential  guide  setting out the kinds of things  investment  firms  should be watching out for in their  portfolio  companies in order to ensure  shareholders derive value from their investments.  With respect to proxy voting, the Combined
Code  emphasizes  that  investment   advisers  have  a  responsibility  to  make
considered use of their votes. Best practice  recommendations under the Combined
Code for fulfilling this duty include  meetings  between the investment  adviser and senior  management  of  portfolio  companies,  and  monitoring  of portfolio companies' (1)  governance  arrangements  (particularly  those relating to board
composition,   structure,   accountability  and  independence),  (2)  management
compensation  arrangements,  (3) financial reporting; (4) internal controls, and
(5) approach to corporate social responsibility.

     C. ERISA  Considerations.  The  Department  of Labor has taken the position that an  investment  adviser  managing  pension  plan assets  generally  has the responsibility  to vote shares  held by the plan and  subject to the  investment adviser's  management,  unless this responsibility is specifically  allocated to some other  person  pursuant to the  governing  plan  documents.  The  following principles  apply to  voting  responsibilities  of an  investment  adviser  with respect to shares held on behalf of an ERISA pension plan:

     1.   Responsibility  for voting  should be clearly  delineated  between the adviser and the trustee or other plan  fiduciary  that  appointed  the adviser.

                                      B-47

     2.   An adviser with voting  authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

     3.   In voting, an investment  adviser must act prudently and solely in the
          interests  of  pension  plan   participants  and   beneficiaries.   An
          investment  adviser must consider  factors that would affect the value of the plan's  investments  and may not  subordinate  the interests of plan  participants and  beneficiaries  in their  retirement  income to unrelated objectives,  such as social considerations.  (However, other
          Department  of  Labor  pronouncements  in the  context  of  investment decisions  indicate that social  considerations  may be used in making investment  decisions  to select among  investments  of equal risk and return.)

     4.   No one can direct the investment manager's vote on a specific issue or on a specific  company  unless that  contingency  is  provided  for in writing and the person giving such  direction is a named  fiduciary of the plan.

     5.   The client must periodically  monitor the adviser's voting activities, and both the client's  monitoring  activities and the adviser's voting activities  (including the votes cast in each particular case) must be documented.

II.  Procedures

     A.   Introduction

     As of October 1, 2001, PIM ("PIM") began subscribing to a proxy monitor and voting  agent  service  offered  by  Institutional  Shareholder  Services,  Inc.
("ISS").  Under the written  agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately  managed account client  portfolios and the U.S.
companies in the Pzena Investment  Management  International-Pzena  Global Value
Service portfolio.  They also vote, record and generate a voting activity report for our clients and offer a social investment  research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol,  gambling). The provision of these  services  became  operational  as of November 15, 2001.  PIM retains  responsibility  for instructing ISS how to vote, and we still apply our own  guidelines  as set  forth  herein  when  voting.  If  PIM  does  not  issue instructions  for a particular  vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted  on),  and with  management  (when  there is no PIM  policy  covering  the vote).(1)

     PIM personnel  continue to be responsible  for entering all relevant client and  account  information  (e.g.,  changes in client  identities  and  portfolio holdings) in the Indata  system.  A direct link  download  has been  established between PIM and ISS providing data from the Indata  System.  ISS assists us with our  recordkeeping  functions,  as well as the  mechanics of voting.  As

-----------

(1)  This  default was phased in during  early 2002 in order to give ISS time to customize their system.  If we did not issue  instructions for a particular proxy during the phase-in period.  ISS marked the affected ballots based on the recommendations issued by ISS for that vote.

                                      B-48

part of ISS's recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods,  as requested by us. To the extent that the Procedures set  forth in the  Section  II are  carried  out by ISS,  PIM will  periodically monitor ISS to insure that the  Procedures  are being  followed and will conduct random  tests to verify that proper  records are being  created and  retained as provided in Section 4 below.

     B.   Compliance Procedures

     PIM's standard  Investment  Advisory Agreement provides that until notified by the client to the contrary,  PIM shall have the right to vote all proxies for securities held in that client's account.  In those instances where PIM does not have  proxy  voting  responsibility,  it shall  forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting  responsibility on behalf of a client, it follows the  procedures  set forth below.  The Director of Research is  responsible  for monitoring the PIM Analyst's  compliance with such  procedures when voting.  The
Director of Compliance is responsible  for monitoring  overall  compliance  with these procedures.

     C.   Voting Procedures

     1.   Determine Proxies to be Voted

     Based on the  information  provided  by PIM via the  direct  link  download established  between PIM and ISS mentioned above, ISS shall determine what proxy votes  are  outstanding  and  what  issues  are to be  voted  on for all  client accounts.  Proxies  received  by ISS will be matched  against  PIM's  records to verify that each proxy has been received.  If a discrepancy  is discovered,  ISS will use  reasonable  efforts  to  resolve  it,  including  calling  PIM  and/or applicable Custodians. Pending votes will be forwarded first to the firm's Chief
Compliance  Officer who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy  Coordinator who will forward them on to
the  Analyst  who  is  responsible   for  the  Company   soliciting  the  proxy.
Specifically,  the  Analyst  will  receive  a red  folder  containing  the proxy statement, a printout of the Company's Annual Report, the proxy analysis by ISS, a blank  disclosure  of  personal  holdings  form,  and one or more vote  record forms.(2) The Analyst will then mark his/her voting  decision on the Vote Record
Form,  initial this form to verify his/her voting  instructions,  and return the red  folder  to the  Proxy  Coordinator  who will  then  enter the vote into the
ISS/Proxy Monitor System.  Any notes or other materials  prepared or used by the
Analyst in making his/her voting decision shall also be filed in the red folder.

     If an  Analyst  desires  to vote  against  management  or  contrary  to the guidelines  set forth in this proxy  voting  policy or the written  proxy voting policy  designated by a specific

-----------

(2)  A separate ballot and vote record form may be included in the red folder if the company  soliciting  the proxy is included in the portfolio of a client who has designated  specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not  aggregate  ballots  before  sending  them to ISS. In such  event,  the
     Analyst  shall  evaluate  and vote such  ballot on an  individual  basis in accordance with the applicable voting guidelines.

                                      B-49

client,  the  Analyst  will  discuss the vote with the Chief  Executive  Officer and/or Director of Research and the Chief  Executive  Officer and/or Director of
Research  shall  determine  how  to  vote  the  proxy  based  on  the  Analyst's recommendation  and the long  term  economic  impact  such vote will have on the securities  held in client  accounts.  If the  Chief  Executive  Officer  and/or
Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting  such  documentation  in the red folder  and/or
e-mailing such documentation to the Proxy Coordinator and General  Counsel/Chief
Compliance  Officer for filing.) When the Analyst has completed all voting,  the
Analyst will return the red folder to the Proxy  Coordinator  who will enter the votes in the ISS system.  Votes may not be changed once  submitted to ISS unless such change is approved in writing by both the Chief Compliance  Officer and the
Director of Research.

     2.   Identify  Conflicts and Vote According to Special Conflict  Resolution
          Rules

     The  primary  consideration  is that PIM act for the benefit of its clients and  place its  client's  interests  before  the  interests  of the firm and its principals and employees.  The following provisions identify potential conflicts of interest  that are relevant to and most likely to arise with respect to PIM's advisory  business  and its  clients,  and set forth how we will  resolve  those conflicts.  In the event that the Research  Analyst who is  responsible  for the
Company   soliciting  a  particular   proxy  has   knowledge  of  any  facts  or
circumstances  which  the  Analyst  believes  are or may  appear  be a  material conflict,  the Analyst  will advise  PIM's Chief  Compliance  Officer,  who will convene a meeting of the proxy committee to determine  whether a conflict exists and how that conflict should be resolved.

          a. PIM has identified the following areas of potential concern:

               o    Where PIM manages any pension or other  assets of a publicly
                    traded  company,   and  also  holds  that  company's  or  an
                    affiliated  company's  securities  in  one  or  more  client portfolios.

               o    Where PIM manages the assets of a proponent of a shareholder proposal for a company whose  securities  are in one or more client portfolios.

               o    Where PIM has a client  relationship  with an individual who is a  corporate  director,  or a  candidate  for a corporate directorship of a public company whose securities are in one or more client portfolios.

               o    Where a PIM officer,  director or employee,  or an immediate
                    family  member  thereof  is  a  corporate  director,   or  a
                    candidate for a corporate  directorship  of a public company whose securities are in one or more client  portfolios.  For purposes  hereof,  an  immediate  family  member  shall be a spouse, child, parent, or sibling.

          b. To address the first potential  conflict  identified  above,  PIM's
     Chief  Compliance  Officer will maintain a list of public  company  clients that will be updated regularly as new client  relationships are established with the firm.  Upon  receipt  of each proxy to be voted for  clients,  the
     Proxy  Coordinator  will give the ballot and supporting  proxy materials to
     PIM's  Chief

                                      B-50

     Compliance  Officer  who will check to see if the  company  soliciting  the proxy is also on the public company client list. If the company  soliciting the vote is on our public company client list and PIM still manages pension or other assets of that  company,  the Chief  Compliance  Officer will note this in the red folder so that the Analyst responsible for voting the proxy will  vote the  proxy in  accordance  with the  special  rules set forth in
     Subsection f of this Section 2.

          c. To address the second potential  conflict  identified above,  PIM's
     Chief  Compliance  Officer  (with  the  assistance  of  PIM's  Director  of
     Operations during the busy proxy season--March through June) will check the proxy materials to see if the proponent of any shareholder  proposal is one of PIM's  clients  (based on the client  list  generated  by our  Portfolio
     Management System, Indata). If the proponent of a shareholder proposal is a
     PIM client,  the Chief Compliance  Officer will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section
     2.

          d. To address the third potential  conflict  identified  above,  PIM's
     Chief  Compliance  Officer  (with  the  assistance  of  PIM's  Director  of
     Operations during the busy proxy season--March through June) will check the proxy  materials  to see if any  corporate  director,  or  candidate  for a corporate  directorship of a public company whose  securities are in one or more client  portfolios is one of PIM's  individual  clients  (based on the client list  generated by our Portfolio  Management  System,  Indata).  For
     purposes of this check,  individual  clients shall include  natural persons and  testamentary  or other living trusts  bearing the name of the grantor, settlor, or beneficiary thereof. If a director or director nominee is a PIM client,  the Chief  Compliance  Officer will note this in the red folder so that the  Analyst  responsible  for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section
     2.

          e. To address the fourth potential  conflict  identified above,  PIM's
     Chief  Compliance  Officer  (with  the  assistance  of  PIM's  Director  of
     Operations during the busy proxy season--March through June) will check the proxy  materials  to see if any  corporate  director,  or  candidate  for a corporate  directorship of a public company whose  securities are in one or more  client  portfolios  is a PIM  officer,  director  or  employee  or an immediate  family  member  thereof  (based on the written  responses of PIM personnel  to an annual  questionnaire  in this  regard).  If a director or director  nominee is a PIM  officer,  director or employee or an  immediate family member thereof,  the Chief Compliance  Officer will note this in the red folder so that the Analyst  responsible  for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

          f. The following special rules shall apply when a conflict is noted in the red folder:

               i. In all cases where PIM manages the pension or other  assets of a  publicly  traded  company,  and also  holds  that  company's  or an affiliated company's securities in one or more client portfolios,  PIM will have no  discretion  to vote any  portion of the proxy,  but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

               ii. The identity of the proponent of a shareholder proposal shall not be given any substantive  weight (either positive or negative) and shall not  otherwise  influence an

                                      B-51

          Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

               iii. If PIM has proxy  voting  authority  for a client who is the proponent of a shareholder  proposal and PIM determines  that it is in the best  interests of its clients to vote against  that  proposal,  a designated  member  of PIM's  client  service  team  will  notify  the client-proponent  and give that  client  the  option to direct  PIM in writing to vote the client's proxy  differently  than it is voting the proxies of its other clients.

               iv. If the  proponent of a  shareholder  proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under  management,  and PIM has determined  that it is in the best interests of its clients to vote for that proposal,  PIM will disclose its  intention to vote for such  proposal to each  additional client who also holds the  securities  of the company  soliciting  the vote on such  proposal and for whom PIM has authority to vote proxies.
          If a client  does not  object to the vote  within 3  business  days of delivery of such  disclosure,  PIM will be free to vote such  client's proxy as stated in such disclosure.

               v. In all cases where PIM manages assets of an individual  client and that client is a corporate director,  or candidate for a corporate directorship  of a public company whose  securities are in one or more client portfolios,  PIM will have no discretion to vote any portion of the  proxy,  but  will  defer  to  the  recommendation(s)  of  ISS  in connection  therewith  and  will  vote  strictly  according  to  those recommendations.

               vi. In all cases where a PIM officer, director or employee, or an immediate  family  member  thereof  is  a  corporate  director,  or  a candidate  for a  corporate  directorship  of a public  company  whose securities  are in one or more  client  portfolios,  PIM will  have no discretion  to vote any  portion of the  proxy,  but will defer to the recommendation(s)  of  ISS  in  connection  therewith  and  will  vote strictly according to those recommendations.

     Notwithstanding  any of the above  special  rules to the  contrary,  in the extraordinary  event that it is determined by unanimous  vote of the Director of
Research,  the Chief  Executive  Officer,  and the Research  Analyst  covering a particular  company that the ISS  recommendation on a particular  proposal to be voted is materially  adverse to the best interests of the clients,  then in that
event,  the  following   alternative  conflict  resolution  procedures  will  be
followed:

     A designated  member of PIM's  client  service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has  authority  to vote  proxies,  and  disclose  all of the  facts pertaining  to  the  vote  (including,  PIM's  conflict  of  interest,  the  ISS recommendation,  and PIM's  recommendation).  The  client  then will be asked to direct PIM how to vote on the issue.  If a client does not give any direction to
PIM within 3 business days of delivery of such  disclosure,  PIM will be free to vote such  client's  proxy in the manner it deems to be in the best  interest of the client.

     When  PIM's  conflicts  resolution  policies  call  for PIM to defer to ISS recommendations,  PIM  will  make a  case-by-case  evaluation  of  whether  this deferral is consistent  with its fiduciary  obligations  by inquiring  about and asking for  representations  from ISS on any

                                      B-52

potential  conflicts it has or may have with respect to the specific  vote.  PIM will do this by making an email  inquiry to  disclosure@isspolicy.com.  PIM will not do this,  however,  when this Proxy Policy  permits PIM to defer to ISS when
PIM has to vote a proxy of company shares that PIM accepted as an  accommodation to a new  client as part of an  account  funding,  but then  liquidated  shortly thereafter because such securities were not in PIM's model.

     On an  annual  basis,  the  Compliance  Department  also  will  review  the conflicts  policies  and Code of  Conduct  that ISS posts on its  website.  This review  will be  conducted  in  February  of each year before the start of proxy voting season.

     3.   Vote

     Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients.  We deem the best  interests of the clients  to be that  which  maximizes  shareholder  value  and  yields  the best economic results (e.g.,  higher stock prices,  long-term  financial health,  and stability).  In evaluating  proxy  issues,  PIM will rely on ISS to identify and flag factual issues of relevance and  importance.  We also will use  information gathered as a result of the  in-depth  research and  on-going  company  analyses performed by our investment  team in making buy, sell and hold decisions for our
client   portfolios.   This  process  includes  periodic  meetings  with  senior
management of portfolio companies.  PIM may also consider information from other
sources,   including  the  management  of  a  company   presenting  a  proposal,
shareholder  groups,  and  other  independent  proxy  research  services.  Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

     The Research Analyst who is responsible for following the company votes the proxies for that company. If such Research Analyst also beneficially owns shares of the company in his/her personal trading  accounts,  the Research Analyst must complete a special "Disclosure of Personal Holdings Form" (blank copies of which will be included in each red folder), and the Director of Research must sign off on the Research Analyst's votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the  responsibility  of each Research Analyst to disclose such personal interest and obtain such  initials.  Any other  owner,  partner,  officer,  director,  or employee of the firm who has a personal or financial  interest in the outcome of the vote is hereby  prohibited  from  attempting  to influence  the proxy voting decision of PIM personnel responsible for voting client securities.

     Unless a particular  proposal or the particular  circumstances of a company may  otherwise  require (in the case of the  conflicts  identified  in Section 2 above) or suggest (in all other cases),  proposals  generally  shall be voted in accordance with the following broad guidelines:

     a. Support  management  recommendations  for the election of directors  and appointment of auditors (subject to i below).

     b. Give  management  the tools to  motivate  employees  through  reasonable incentive programs. Within these general parameters,  PIM generally will support plans under which 50% or more of the shares  awarded to top  executives are tied to  performance  goals.  In addition,  the

                                      B-53

following  are  conditions  that  would  generally  cause us to vote  against  a management incentive arrangement:

          i.   With respect to incentive option arrangements:

          o    The proposed plan is in excess of 10% of shares, or

          o    The  company  has  issued 3% or more of  outstanding  shares in a single year in the recent past, or

          o    The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of  authorization)  and some other  terms of the new  plan are  likely  to be  adverse  to the maximization of investment returns.

          For purposes  hereof,  the  methodology  used to  calculate  the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

          A = the number of shares reserved under the new plan/amendment

          B = the number of shares available under continuing plans

          C = granted but unexercised shares under all plans

          D = shares outstanding, plus convertible debt, convertible equity, and warrants

          ii.  With respect to severance,  golden  parachute or other  incentive compensation arrangements:

          o    The proposed  arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's  industry (based solely on information  about those
               arrangements   which  may  be  found  in  the  company's   public
               disclosures and in ISS reports); or

          o    The proposed  parachute or severance  arrangement is considerably
               more  financially  or  economically   attractive  than  continued
               employment.  Although PIM will apply a  case-by-case  analysis of this issue, as a general rule, a proposed  severance  arrangement which is 3 or more times  greater than the  affected  executive's then  current  compensation  shall be voted  against  unless such
               arrangement   has  been  or  will  be  submitted  to  a  vote  of
               shareholders for ratification; or

          o    The  triggering  mechanism in the proposed  arrangement is solely within the recipient's control (e.g., resignation).

     c. Support  facilitation  of financings,  acquisitions,  stock splits,  and increases in shares of capital stock that do not  discourage  acquisition of the company soliciting the proxy.

                                      B-54

     d. Vote against  shareholder  social issue  proposals  unless  specifically required  in  writing  by a client  to  support  a  particular  social  issue or principle.

     e.  Support  anti-takeover  measures  that are in the best  interest of the shareholders,  but oppose  poison pills and other  anti-takeover  measures  that entrench management and/or thwart the maximization of investment returns.

     f. Oppose classified  boards and any other proposals  designed to eliminate or restrict shareholders' rights.

     g.  Oppose   proposals   requiring   super   majority  votes  for  business
combinations unless the particular  proposal or the particular  circumstances of the affected  company suggest that such a proposal would be in the best interest of the shareholders.

     h. Oppose vague,  overly broad,  open-ended,  or general  "other  business"
proposals for which  insufficient  detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

     i. Make sure management is complying with current requirements of the NYSE,
NASDAQ and  Sarbanes-Oxley  Act of 2002  focusing  on auditor  independence  and improved board and committee  representation.  Within these general  parameters, the opinions and  recommendations  of ISS will be  thoroughly  evaluated and the following guidelines will be considered:

     o    PIM generally will vote against auditors and withhold votes from Audit
          Committee members if Non-audit ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

          In  applying  the  above  fee  formula,  PIM  will  use the  following definitions:

          -    Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

          -    Audit-related  fees shall  mean fees for  employee  benefit  plan audits,  due diligence  related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

          -    Tax fees shall mean fees for tax compliance (tax returns,  claims for refunds and tax payment  planning) and tax  consultation  and planning  (assistance  with tax  audits and  appeals,  tax advice relating to M&A,  employee benefit plans and requests for rulings or technical advice from taxing authorities)

     o    PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies  to prohibit  their  auditors  from  engaging  in  non-audit services  (or capping the level of  non-audit  services),  taking into account  whether the  non-audit  fees are  excessive  (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

                                      B-55

     o    PIM generally will evaluate  director  nominees  individually and as a group  based  on ISS  opinions  and  recommendations  as  well  as our personal  assessment of record and reputation,  business knowledge and background,  shareholder  value mindedness,  accessibility,  corporate
          governance  abilities,  time  commitment,   attention  and  awareness,
          independence, and character.

     o    PIM generally will withhold votes from any insiders  flagged by ISS on audit,  compensation or nominating  committees,  and from any insiders and  affiliated  outsiders  flagged  by ISS on boards  that are not at least majority independent.

     o    PIM will evaluate and vote  proposals to separate the Chairman and CEO positions in a company on a  case-by-case  basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies  governing  structure,  the independence of the board and compliance with NYSE and NASDAQ listing requirements.

     j. PIM generally  will support  re-incorporation  proposals that are in the best interests of shareholders and shareholder value.

     k. PIM may abstain  from  voting a proxy if we conclude  that the effect of abstention  on our clients'  economic  interests  or the value of the  portfolio holding is indeterminable or insignificant.  In addition, if a company imposes a blackout period for purchases and sales of securities  after a particular  proxy is voted, PIM generally will abstain from voting that proxy.

     It is understood  that PIM's and ISS's ability to commence  voting  proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating  their  records  and  forwarding  proxies.  As part of its new account opening  process,  PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to:  ISS/1520/PIM,  2099 Gaither  Road,  Suite 501,  Rockville,
Maryland  20850-4045.  These  instructions  will be included  in PIM's  standard initial bank letter pack.  If ISS has not received any ballots for a new account within  2 to 4 weeks  of the  account  opening,  ISS  will  follow-up  with  the
Custodian. If ISS still has not received any ballots for the account within 6 to
8 weeks of the  account  opening,  they will  notify our Proxy  Coordinator  and
Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

     Where a new client has funded its account by  delivering  in a portfolio of securities  for PIM to liquidate  and the record date to vote a proxy for one of those  securities  falls on a day when we are  temporarily  holding the position
(because we were still  executing or waiting for  settlement),  we will vote the shares. For these votes only, we will defer to ISS's  recommendations,  however, since we will not have first hand  knowledge of the  companies and cannot devote research time to them.

     Proxies for  securities on loan through  securities  lending  programs will generally not be voted. Since PIM's clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.

                                      B-56

     4.   Return Proxies

     The Director of  Operations  and  Administration  shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies  within the  applicable  time period  designated  for return of such votes.  For so long as ISS or a similar third party service provider is handling the  mechanics  of voting  client  shares,  the Chief  Compliance  Officer  will
periodically   verify  that  votes  are  being  sent  to  the  companies.   Such
verification will be accomplished by selecting random control numbers of proxies solicited  during a quarter  and  calling  ADP to check that they  received  and recorded the vote.

     5.   Changing a Vote

     Votes may not be  changed  once  submitted  to ISS  unless  such  change is approved in writing by both the Chief  Compliance  Officer  and the  Director of
Research.

III. Corporate Actions

PIM shall work with the clients' Custodians regarding pending corporate actions.
Corporate action notices received from our portfolio  accounting  system's Alert
System and/or from one or more  Custodians  shall be directed to our  Operations
Administrative Personnel who will check our records to see which client accounts hold the security for which the  corporate  action is pending.  If the corporate action is voluntary and thus requires an  affirmative  response,  such personnel will  confirm that we have  received a response  form for each  affected  client account before the response date. The Research Analyst covering the Company will then be  informed  of the action so that he/she can  determine  if the  accounts should participate and what response should be given. The Research Analyst shall consult with the firm's  Director of Research and applicable  Portfolio  Manager when making this  determination.  Once  determined,  the response  shall then be communicated back to the Custodians by our Operations  Administrative  Personnel
by fax. On our fax cover letter,  we will request a signed  confirmation  of our instructions  from the  custodian  and ask them to send  this  page  with  their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM's Operations  Administrative  Personnel also will  check the  Company's  website  for any  corporate  action  processing information  it may contain.  On the date the action  should be  processed,  the transactions  will be booked in our portfolio  management  system. If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the website.  All faxes, notes and other written  materials  associated with the corporate  action will be kept together in a folder that will be filed with the red proxy files.

PIM shall not have any  responsibility  to initiate,  consider or participate in any bankruptcy,  class action or other litigation against or involving any issue of securities  held in or formerly held in a client account or to advise or take any  action on behalf of a client or  former  client  with  respect  to any such actions or  litigation.  PIM will  forward to all  affected  clients  and former clients any important class action or other litigation  information  received by
PIM. This will not include any mass mailing  requests to act as a lead plaintiff or other general  solicitations  for  information.  It will include any proof of claims forms, payment vouchers and other similar items.

                                      B-57

IV.  Client Disclosures

On July 15,  2003,  PIM sent all of its then  existing  clients  a copy of these policies and procedures as amended and restated  effective July 1, 2003, as well as a notice on how to  obtain  information  from PIM on how PIM has  voted  with respect to their  securities.  In addition,  PIM added a summary  description of these  policies  and  procedures  to  Schedule  F of Part II of PIM's  ADV,  and disclosed in that  document how clients may obtain  information  from PIM on how
PIM has voted with  respect to their  securities.  From and after July 15, 2003,
PIM will include a copy of these proxy voting policies and  procedures,  as they may be amended from time to time,  in each new account pack sent to  prospective clients.  It also will update its ADV  disclosures  regarding these policies and procedures  to reflect  any  material  additions  or other  changes to them,  as needed.  Such ADV  disclosures  will  include an  explanation  of how to request copies  of  these  policies  and  procedures  as well as any  other  disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will  provide  proxy voting  summary  reports to clients,  on request.  With respect to PIM's mutual fund clients,  PIM will provide proxy voting information in such form as needed for them to prepare  their Rule 30b1-4  Annual  Report on
Form N-PX.

V.   Recordkeeping

     A. PIM will  maintain a list of dedicated  proxy  contacts for its clients.
Each client will be asked to provide the name, email address,  telephone number, and post office  mailing  address of one or more persons who are  authorized  to receive,  give direction  under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies.  With respect to
ERISA plan  clients,  PIM shall  take all  reasonable  steps to ensure  that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

     B. PIM will  maintain  and/or  cause to be  maintained  by any proxy voting service  provider  engaged by PIM the  following  records.  Such records will be maintained for a minimum of five years.  Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

     i.   Copies  of  PIM's  proxy  voting  policies  and  procedures,  and  any amendments thereto.

     ii.  Copies of the proxy materials  received by PIM for client  securities.
          These  may be in the form of the  proxy  packages  received  from each
          Company  and/or ISS, or  downloaded  from  EDGAR,  or any  combination thereof.

     iii. The vote cast for each proposal overall as well as by account.

     iv.  Records of any calls or other contacts made regarding specific proxies and the voting thereof.

     v.   Records of any reasons for deviations from broad voting guidelines.

                                      B-58

     vi.  Copies of any  document  created by PIM that was  material to making a decision on how to vote proxies or that memorializes the basis of that decision.

     vii. A record of proxies  that were not  received,  and what  actions  were taken to obtain them.

     viii. Copies of any written  client  requests  for voting  summary  reports
          (including  reports  to  mutual  fund  clients  for whom PIM has proxy voting  authority  containing  information  they need to satisfy their annual reporting  obligations  under Rule 30b-1-4 and to complete Form
          N-PX)  and the  correspondence  and  reports  sent to the  clients  in response to such requests  (these shall be kept in the REPORTS  folder contained in the client OPS file).

VI.  Review of Policies

The proxy voting policies,  procedures and guidelines contained herein have been formulated by PIM's proxy committee.  This committee  consists of PIM's Director of Research,  Chief Compliance Officer,  and at least one Portfolio Manager (who represents the interests of all PIM's portfolio  managers and is responsible for obtaining and expressing  their opinions at committee  meetings).  The committee shall review these policies,  procedures and guidelines at least  annually,  and shall make such changes as they deem appropriate in light of then current trends and  developments  in  corporate  governance  and  related  issues,  as  well as operational issues facing the firm.

Finally  Adopted  and  Approved  by the Pzena  Investment  Management  Executive
Committee on June 26, 2003

March 15, 2004 Amendments approved by the Proxy Committee as of March 5, 2004

                                      B-59

                    Westfield Capital Management Company, LP

                               Proxy Voting Policy

                               Revised March 2008

                        Policy Statement and Introduction

Westfield Capital Management  Company, LP ("WCM") will offer to vote proxies for all accounts.  WCM believes that the voting of proxies can be an important  tool for investors to promote best  practices in corporate  governance  and votes all proxies in the best  interests of its clients as  investors.  We also  recognize that the voting of proxies with respect to securities  held in managed  accounts is an investment responsibility having economic value.

This memorandum  sets forth WCM's policies for voting  proxies.  WCM has adopted and implemented  policies and procedures that we believe are reasonably designed to  ensure  that  proxies  are voted in the best  interest  of our  clients,  in accordance  with our  fiduciary  duties and Rule 206(4)-6  under the  Investment
Advisers Act of 1940 (the "Act").  Our authority to vote proxies for our clients is established by our advisory contracts or comparable documents. In addition to
SEC  requirements  governing  advisers,  our proxy voting  policies  reflect the long-standing  fiduciary standards and  responsibilities  for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R.  2509.94-2  (July 29, 1994).
Additionally,  in  accordance  with  Rule  204-2 of the Act,  WCM will  maintain records  of voting  of shares  for  which  WCM has  proxy  voting  authority  in accordance with its fiduciary obligations and applicable law.

                                 Proxy Committee

WCM has a  Proxy  Committee  (the  "Committee")  composed  of  individuals  from investment,  marketing and compliance  departments.  The Board of Directors will appoint the members of the  Committee and consider  recommendations  for members from the Committee.  The Committee is responsible  for setting general policy as to proxies. Specifically, the Committee:

1.   reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable;

2.   considers special proxy issues as they may arise from time to time.

As of the date of these  procedures,  the following members of WCM will serve on the Committee:

Brandi McMahon, Senior Compliance Associate, Chairperson
Heather Witte, Senior Marketing and Client Service Representative
John Montgomery, Vice President and Portfolio Strategist
Karen DiGravio, Chief Financial Officer, Chief Compliance Officer and EVP
Tracee Currier, Proxy Associate & Compliance Assistant, Assistant Chairperson

                                      B-60

                           Proxy Voting Administration

WCM's  Proxy  Associate,  under  supervision  of the  Proxy  Committee,  has the following duties:

1.      oversee the work of any third party vendor hired to process proxy votes, as of date of these  procedures,  WCM's third party  vendor is Glass Lewis & Co,
Viewpoint Proxy Platform ("Glass Lewis");

2.      monitor the ballot  reconciliation  conducted by third party vendor, and disseminate the  reconciliation of ballots and  missed/unvoted  proxy reports to the Proxy Committee  quarterly,  utilizing the customized reporting within Glass
Lewis;

3.      review and approve votes on Glass Lewis;

4.      maintain  required  records  of proxy  votes on  behalf  of WCM  client accounts including  maintaining documents received or created that were material to the voting decision;

5.      prepare and distribute reports requested by WCM clients;

6.      maintain records of all communications  received from clients requesting information on proxy voting and responses thereto;

7.      escalate issues on recurring problems reported;

8.      communicate  the  registration  of any new  accounts  with proxy voting authority, custodian changes or terminated accounts to the Glass Lewis;

9.      report any conflict of interest as listed later in this  document to the
Proxy  Committee  and obtain a approval  from the  committee,  if an override is necessary; and

10.     conduct due diligence annually on Glass Lewis

11.     review SAS70 if available,  at time of procedures  Glass Lewis does not have a SAS70.

                             Proxy Voting Guidelines

WCM maintains  written  voting  guidelines  ("Guidelines")  setting forth voting positions  determined by the  Committee on those issues  believed most likely to arise day to day.

The Proxy  Associate  reviews the proxy agenda against WCM's  guidelines and the recommendation from Glass Lewis. The Proxy Associate will exercise discretion to vote the proxies  within WCM proxy policy  guidelines  as  recommended  in Glass
Lewis. Any contentious issues, especially,  special meeting agendas or contested meetings will be referred to the appropriate  Security Analyst.  If WCM is among the Top 20 shareholders,  the Proxy Associate will confirm the recommended votes with the  Security  Analyst.  The Security  Analyst  will provide a  recommended rationale  if an override is proposed and the Proxy  Committee  will approve the override.

A copy of the  Guidelines is attached to this  memorandum as Exhibit A. WCM will vote all proxies in  accordance  with the  Guidelines  subject to the  following exceptions:

1.      If the investment  analyst  covering the stock of a company with a proxy vote believes that following the Guidelines in any specific case would not be in the clients' best interests,  they may request

                                      B-61

the Proxy  Associate not to follow the Guidelines in such case. The request must be in writing  and include an  explanation  of the  rationale  for doing so. The
Proxy  Associate  will  review  any such  request  with the  Committee  and will maintain records of each item.

2.      For clients with plan assets subject to ERISA,  under rules of the U. S.
Department  of Labor  ("DOL"),  WCM may accept  instructions  to vote proxies in accordance  with  AFL-CIO  proxy  voting  guidelines,  in lieu of WCM's  regular
Guidelines.  WCM may accept  instructions  to vote proxies under client specific guidelines subject to review and acceptance by the Proxy Committee.

3.      For  clients  who  support  social  responsible  issues,  WCM may accept instructions to vote proxies in accordance  with WCM policy,  coupled with Glass
Lewis'  Socially  Responsible  guidelines,  when  specific  SRI  issues  are not covered.

4.      Information  on WCM's proxy voting  decision may not be  distributed to external solicitors.

5.      The Proxy  Associate will ensure that all ballots will be voted provided that they are received on the vote deadline  date.  All unvoted  ballots will be noted in the ballot  records,  indicating the reason why they were not voted and documenting our best efforts to obtain such ballots.

6.      In  light of the  potential  conflict  of  interest  arising  from a WCM employee  holding a directorship  with Metabolix,  Inc., the Proxy Committee has resolved that Metabolix,  Inc. proxies will be voted strictly in accordance with
Glass,  Lewis'  recommendations and that WCM not retain any discretion over such proxies.

                              Conflicts of Interest

A  potential  conflict of  interest  may arise when voting  proxies of an issuer which has a significant  business  relationship with WCM. For example, WCM could manage a defined  benefit or defined  contribution  pension plan for the issuer.
WCM's policy is to vote proxies  based  solely on the  investment  merits of the proposal.  In order to guard against  conflicts,  the following  procedures have been adopted:

1.      A  portion  of the  Committee  is  composed  of  professionals  from the
Investment  Committee.  Furthermore,  proxy  administration is in the Compliance
Department.

2.      Investment  professionals  responding to referral requests must disclose
any  contacts  with  third   parties  other  than  normal   contact  with  proxy
solicitation firms.

3.      For all meetings  where we are voting against policy as requested by the
Security  Analyst  and/or  client,  the Proxy  Associate  will  first  check for conflicts  among the  Company's  Board of Directors up for  reelection  and then obtain the approval from the Proxy Committee.  In addition,  the Proxy Associate will review  material  conflicts  of  interest  by checking  the WCM vendor list provided by the WCM Treasurer. If any conflicts arise, it will be brought to the
Proxy Committee's attention and Exhibit B will be completed and retained.

                                  Recordkeeping

The Proxy  Associate,  will retain copies of the following books and records for the required  retention period.  The Proxy Associate is responsible for ensuring that all required  proxy  records are accurate  and  complete.  At a minimum the following records will be retained by WCM or Glass Lewis:

                                      B-62

1.      a copy of the Proxy Voting Polices and  Guidelines  and amendments  that were in effect for at least the past five years.

2.      electronic or paper copies of each proxy  statement  received by WCM or
Glass Lewis with respect to securities in client accounts;

3.      records of each vote cast for each client;

4.      a reconciliation of Westfield holdings vs. ballots received;

5.      monthly ballot reconciliation report;

6.      monthly missed/unvoted ballot report;

7.      internal documents  generated in connection with a proxy referral to the
Investment Committee such as emails, memoranda etc;

8.      written  reports to clients on proxy  voting and of all client  requests for information and WCM's response;

9.      disclosure  documentation to clients on how they may obtain  information on how we voted their securities.

In accordance with Rule 204-2 of the Investment  Advisers Act of 1940, all proxy voting  records will be maintained  for five years.  Westfield  will (1) require
Glass Lewis to provide copies of all voting records  promptly upon request;  and
(2) require Glass Lewis to maintain the records noted in (2) and (3) above.

                                      B-63

Exhibit A

                    Westfield Capital Management Company, LP
                             Proxy Voting Guidelines

                                       For

                          SEPARATELY MANAGED ACCOUNTS &
                         SUB-ADVISORY MUTUAL FUND ASSETS
                         INCLUDING LIMITED PARTNERSHIPS

The Proxy Voting Guidelines below summarize WCM's positions on various issues of concern to investors and indicate how client portfolio  securities will be voted on  proposals  dealing  with a  particular  issue.  These  Guidelines  have been established for the specific purpose of promoting the economic  interests of our clients. In addition to our Proxy Voting Guidelines,  WCM will also consider the research and  recommendations  from Glass Lewis for guidance;  particularly  for issues  not  covered  in our  Proxy  Policy,  as well as on issues  specific  to
Taft-Hartley  and  Social  Responsibility.  If the stock is not in our  research universe, WCM will default to Glass Lewis research recommendations. If the issue is in our research  universe but is not covered under the policy,  WCM will also
default  to  the  Glass  Lewis  research   recommendation.   However,   in  this
circumstance,  the analyst has the authority to override the recommendation with the rationale provided.

The  following  Guidelines  are  grouped  according  to the  types of  proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's  board of directors.  Part II deals with proposals submitted by shareholders for inclusion in proxy statements.  Part III addresses unique considerations pertaining to non-US issuers.

I.   Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A.   Matters Relating to the Board of Directors

The board of directors has the important  role of overseeing  management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for  board-approved  proposals on other matters  relating to the board of  directors  (provided  that such  nominees and other matters have been approved by an independent nominating committee), except as follows:

     >>   WCM will withhold votes for any nominee for director if

          o    The  board  does not have a  two-third  majority  of  independent directors.  In the event that more than one third of the  members are  affiliated or inside  directors,  we will withhold votes per
               Glass Lewis  research  recommendations  to satisfy the two-thirds threshold  that is  deemed  appropriate.  However,  the two third majority  does not apply when a single  individual or entity owns more than 50% of the voting shares  ("Controlled  Companies")

                                      B-64

               as  the  interests  of  the  majority  of  shareholders  are  the interests of that entity or individual; or

          o    The  board  does  not have  nominating,  audit  and  compensation committees composed solely of independent directors; or

     >>   WCM will withhold votes for any nominee for the:

          o    audit  committee who sits on more than three public company audit committees; or

          o    compensation  committee  if  performance  goals were changed when employees  failed  or were  unlikely  to meet  original  goals or performance-based  compensation  was paid despite goals not being attained; or

          o    compensation  committee  who is  currently  up for  election  and served at the time of poor pay-for-performance.

     >>   WCM  will  withhold  votes  for  the  audit  committee  chair  if  the chairperson  failed  to  put  audit  ratification  on the  ballot  for shareholder approval for the upcoming year.

     >>   For these purposes, an "independent  director" is a director who meets all  requirements  to serve as an  independent  director  of a company under the NYSE (Article 4 Section 2 of the NYSE Commission) and NASDAQ
          rule No. 4200 and 4300 (i.e., no material business  relationships with the company,  no present or recent  employment  relationship  with the company (including employment of immediate family members) and, in the case  of  audit  committee  members,  no  compensation  for  non-board services).  If a board does not meet these independent standards,  WCM may refer to Glass, Lewis research recommendations.

     >>   WCM will withhold votes for any nominee for director who is considered
          an   independent   director  by  the  company  and  who  has  received
          compensation  from the  company  other than for  service as a director
          (e.g.,  investment  banking,  consulting,  legal or financial advisory fees).

     >>   WCM will withhold  votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

WCM is concerned about over-committed  directors.  In some cases,  directors may serve on too many boards to make a meaningful contribution.

     >>   WCM will withhold votes for an executive officer of any public company while  serving  more than four  public  company  boards  and any other director who serves on more than a total of six public company boards.

     >>   WCM will  withhold  votes for any  nominee  for  director  of a public company  (Company A) who is employed as a senior  executive of another public  company  (Company  B) if a  director  of Company B serves as a
          senior   executive   of  Company  A   (commonly   referred  to  as  an
          "interlocking directorate").

Board independence  depends not only on its members'  individual  relationships, but also the board's overall attitude toward management.  Independent boards are committed to good corporate  governance  practices  and, by providing  objective independent judgment, enhance shareholder value.

                                      B-65

     >>   WCM will  withhold  votes from  directors  who failed to observe  good corporate governance practices with regards to option backdating as it allows  options to be granted at a lower  price  before the release of positive news i.e. spring loading or following the release of negative news i.e.  bullet-dodging.  This  raises a concern  similar to that of insider trading, or trading on material non-public information.

     >>   WCM will withhold  votes for the chair of the nominating or governance committee  when the board is less  than  two-thirds  independent,  the chairman  is not  independent  and an  independent  lead or  presiding director has not been appointed unless company performance has been in the top quartile of the company's peers

     >>   WCM will vote against  proposals to classify a board,  absent  special circumstances  indicating that  shareholder  interests would be better served by this structure.

WCM believes that separating the roles of corporate  officer and the chairman of
the  board  is  typically  a  better   governance   structure  than  a  combined
executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board.

     >>   WCM will vote for the separation  between the roles of chairman of the board and CEO,  with the exception of smaller  companies  with limited group of leaders.  It may be  appropriate  for these  positions  to be combined for some period of time.

B.   Compensation Plans

     >>   Stock Incentive/Option Plans

          o    WCM will vote for performance based options requirements; and

          o    WCM will vote for equity based  compensation plans if Glass Lewis research  indicates  that the proposed plan is not excessive from the  average  plan  for the peer  group  on a range of  criteria, including  dilution to shareholders and the projected annual cost relative to the company's financial performance; and

          o    WCM will vote against if plan  permits  replacing or repricing of underwater  options (and  against any proposal to authorize  such replacement or repricing of underwater options); and

          o    WCM will vote against if dilution represented by this proposal is more  than 10%  outstanding  common  stock  unless  our  research indicates that a slightly higher dilution rate may be in the best interests of shareholders; and

          o    WCM will vote against if the stock incentive/option plans permits issuance  of options  with an  exercise  price  below the stock's current market price; and

          o    WCM will vote for stock  options if the stock  options  are fully expensed; and

          o    WCM will vote for option  grants or other stock  incentive/option awards that will help align the  interests  of outside  directors provided that  financial cost to the company does not threaten to compromise the objectivity

                                      B-66

     >>   WCM will vote for all deferred compensation plans

     >>   WCM  will  vote  for all  bonus  plans  recommended  by the  company's management

In voting  on  proposals  relating  to  compensation  plan  proposals,  WCM will consider  whether the proposal has been approved by an independent  compensation committee of the board.

C.   Capitalization

     >>   WCM  will  vote  for  proposals   relating  to  the  authorization  of
          additional  common stock if the justification for the increase and the amount of the increase is reasonable.

     >>   WCM will vote for proposals to effect stock splits (excluding  reverse stock splits.)

     >>   WCM will vote for proposals authorizing share repurchase programs.

D.   Acquisitions,   Mergers,   Reincorporations,   Reorganizations   and  Other
     Transactions

     >>   WCM will refer to the Security Analyst on business  transactions  such as  acquisitions,  mergers,  and  reorganizations  involving  business combinations,  liquidations and sale of all or substantially  all of a company's assets

     >>   WCM will  vote for  mergers  and  reorganizations  involving  business combinations designed solely to reincorporate a company in Delaware.

E.   Anti-Takeover Measures

WCM will vote against  board-approved  proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions,  issuance of blank check  preferred  stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     >>   WCM will vote for proposals to adopt fair price provisions.

F.   Auditors

WCM  will  vote  for  board  approval   proposal   regarding  the  selection  or
ratification of an auditor except as follows:

     >>   WCM will  vote  against  when  there  have been  restatements  or late
          filings   where  the  auditors  bear  some   responsibility   for  the
          restatements.

G.   Other Business Matters

WCM will vote for  board-approved  proposals  approving routine business matters such as changing the company's  name,  and  procedural  matters  relating to the shareholder meeting, except as follows:

     >>   WCM will vote against  authorization  to transact other  unidentified, substantive business at the meeting.

                                      B-67

     >>   WCM will vote  against  proposals  to adjourn a meeting to obtain more votes  unless the  adjournment  is  intended to secure more votes in a proposal that is in accordance to WCM's vote.

II.  Shareholder Proposals

     >>   WCM will vote for shareholder  proposals to declassify a board, absent special  circumstances which would indicate that shareholder interests are better served by a classified board structure.

     >>   WCM  will  vote  for  shareholder  proposals  to  require  shareholder approval of shareholder rights plans.

     >>   WCM will vote for shareholder  proposals to restore  cumulative voting if a board is controlled  mainly by insiders or  affiliates  where the
          company's   ownership  structure  includes  one  or  more  very  large shareholders  that typically  control a  majority-voting  block of the company's stock.

     >>   WCM will vote for shareholder  proposals for the election of directors by a majority vote, unless it would clearly disadvantage the company.

     >>   WCM will vote for shareholder proposals that are consistent with WCM's proxy voting guidelines for board-approved proposals.

III. Voting Shares of Non U.S. Issuers

WCM recognizes that the laws governing non-U.S.  issuers will vary significantly from US law and from  jurisdiction  to  jurisdiction.  Accordingly it may not be possible or even  advisable  to apply these  guidelines  mechanically  to non-US issuers.  However, WCM believes that shareholders of all companies are protected by the  existence of a sound  corporate  governance  and  disclosure  framework.
Accordingly,  WCM will vote  proxies of non US issuers  in  accordance  with the foregoing Guidelines where applicable, except as follows:

     >>   WCM will vote for shareholder  proposals calling for a majority of the directors to be independent of management.

     >>   WCM will  vote for  shareholder  proposals  seeking  to  increase  the independence of board nominating, audit and compensation committees.

     >>   WCM will  vote for  shareholder  proposals  that  implement  corporate governance  standards  similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges,  and that do not  otherwise  violate the laws of the  jurisdiction  under which the company is incorporated.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

     o    Share  blocking.  Shares must be frozen for certain periods of time to vote via proxy.

                                      B-68

     o    Share re-registration. Shares must be re-registered out of the name of the local  custodian  or  nominee  into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

     o    Powers of Attorney. Detailed documentation from a client must be given to the local  sub-custodian.  In many cases WCM is not  authorized  to deliver this information or sign the relevant documents.

WCM's  policy  is to  weigh  the  benefits  to  clients  from  voting  in  these
jurisdictions   against  the   detriments  of  doing  so.  For  example,   in  a
share-blocking  jurisdiction,  it will normally not be in a client's interest to freeze shares simply to participate in a  non-contested  routine  meeting.  More specifically,  WCM will  normally  not vote  shares  in  non-U.S.  jurisdictions imposing  burdensome proxy voting requirements except in significant votes (such as contested  elections  and major  corporate  transactions)  where  directed by portfolio managers.

                                      B-69

Exhibit B

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LP

                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM

1.   Company name:____________________________________________

2.   Date of Meeting: ___________________________________________

3.   Referral Item(s): ____________________________________________

4.   Description of WCM's Business  Relationship  with Issuer of Proxy which may give rise to a conflict of interest:
     ____________________________________________________________________

5.   Describe procedures used to address any conflict of interest:

     Where a proxy proposal raises a material  conflict  between WCM's interests and a client's interest, WCM will obtain approval from the Proxy Committee.

     WCM will review the proxy proposal for conflicts of interest as part of the overall  vote  review  process.  All  material  conflicts  of  interest  so identified by WCM will be addressed as described above in this section

6.   Describe  any  contacts  from  parties  outside  WCM  (other  than  routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

CERTIFICATION

The  undersigned  employee of WCM certifies  that, to the best of her knowledge, any recommendation of an investment  professional  provided under  circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________
Name:        Tracee Currier
Title:       Proxy Associate

                                      B-70

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.

                                  PROXY VOTING

GSAM has  adopted  policies  and  procedures  (the  "Policy")  for the voting of proxies on behalf of client accounts for which GSAM has proxy voting discretion.
Under the Policy,  GSAM's guiding  principles in performing  proxy voting are to make  decisions  that:  (i) favor  proposals  that tend to  maximize a company's shareholder  value; and (ii) are not influenced by conflicts of interest.  These principles  reflect GSAM's belief that sound corporate  governance will create a framework  within  which  a  company  can be  managed  in the  interests  of its shareholders.

The principles and positions  reflected in the Policy are designed to guide GSAM in voting proxies,  and not necessarily in making investment  decisions.  Senior management  of GSAM will  periodically  review  the  Policy  to  ensure  that it continues to be consistent with GSAM's guiding principles.

Public Equity Investments

To  implement  these  guiding  principles  for  investments  in  publicly-traded equities,  GSAM follows proxy voting guidelines (the "Guidelines")  developed by
Institutional  Shareholder  Services ("ISS"),  except in certain  circumstances, which are generally  described  below.  The Guidelines  embody the positions and factors GSAM generally considers important in casting proxy votes.

The Guidelines  address a wide variety of individual  topics,  including,  among others, shareholder voting rights, anti-takeover defenses, board structures, the election of  directors,  executive and director  compensation,  reorganizations, mergers, and various shareholder proposals.

ISS has been retained to review proxy proposals and make voting  recommendations in accordance with the Guidelines. While it is GSAM's policy generally to follow the Guidelines and recommendations  from ISS, GSAM's portfolio  management teams
("Portfolio Management Teams") retain the authority on any particular proxy vote to vote  differently  from the  Guidelines or a related ISS  recommendation,  in keeping with the Portfolio Management Teams' different  investment  philosophies and processes. Such decisions,  however, remain subject to a review and approval process,  including a  determination  that the decision is not influenced by any conflict  of  interest.  In  forming  their  views on  particular  matters,  the
Portfolio  Management Teams are also permitted to consider  applicable  regional rules and  practices,  including  codes of conduct and other  guides,  regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting GSAM in developing  substantive proxy voting positions,
ISS also  updates  and  revises  the  Guidelines  on a periodic  basis,  and the revisions  are reviewed by GSAM to determine  whether they are  consistent  with
GSAM's guiding principles.  ISS also assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM is responsible for reviewing its  relationship  with ISS and for evaluating the quality and  effectiveness of the various services provided by ISS. GSAM may hire other service providers

                                      B-71

to replace or supplement  ISS with respect to any of the services GSAM currently receives from ISS.

GSAM has  implemented  procedures  that are  intended  to prevent  conflicts  of interest from  influencing  proxy voting  decisions.  These  procedures  include
GSAM's use of ISS as an independent  third party, a review and approval  process for  individual  decisions  that do not follow  ISS's  recommendations,  and the establishment of information  barriers between GSAM and other businesses  within
The Goldman Sachs Group, Inc.

Fixed Income and Private Investments

Voting  decisions with respect to fixed income  securities and the securities of privately held issuers generally will be made based on the Portfolio  Management
Teams' assessment of the particular transactions or other matters at issue.

                                      B-72

                 Tygh Capital Management, Inc. ("Tygh Capital")

                 Summary of Proxy Voting Policies and Procedures

                           Effective December 31, 2007

For the majority of its clients,  Tygh Capital has been  delegated the authority to vote all proxies for securities held in the client's account.  As a fiduciary with  respect to that  responsibility,  Tygh  Capital  will vote all proxies for portfolio  securities in a manner considered to be in the best interests of Tygh
Capital's  clients.  These Proxy  Voting  Policies and  Procedures  describe the manner in which Tygh Capital handles, researches, votes and maintains reports on proxy  voting.  Tygh Capital has  retained  Institutional  Shareholder  Services
("ISS") to provide legal oversight,  in-depth analysis,  and  recommendations on all  proxy  matters.  ISS  is  nationally  recognized  as  one  of  the  leading independent providers of corporate governance information.

Voting Guidelines

Tygh  Capital  uses the  voting  guidelines  set  forth in  ISS's  Policies  and
Procedures.  As a general  principle,  Tygh  Capital's  proxy  voting  policy is designed  to ensure  that Tygh  Capital is voting in the best  interests  of the client in terms of the potential economic return on the client's investment.  In addition,  this policy and the ISS guidelines are based on the premise that good corporate  governance  ultimately  results in increased  shareholder  value.  In determining  the vote on a given  proposal,  Tygh  Capital will not consider any benefit to Tygh  Capital or its clients  other than the benefits to the owner of the securities to be voted.  If a client  believes that its interests  require a different vote, Tygh Capital will vote as the client instructs for that ballot.

As a general  practice,  and subject to case by case  considerations,  proposals that are designed to either  dissuade or preclude the acquisition or merger of a company,  have  the  effect  of  diluting  the  value  of  the  existing  shares outstanding,  or reduce the power of  shareholders  over company actions will be rejected.  Tygh Capital will usually vote for proposals  relating to the general election of directors or auditors (absent questions of independence or contested elections),  committee responsibilities,  debt limits, indemnification,  meeting dates or times, company names, and other routine matters. Tygh Capital will also usually vote for management sponsored  compensation plans if they are consistent with business practices.  Proposals that dilute shareholders interests,  provide excessive awards,  establish poison pills, require  supermajority voting or have other  objectionable  features will generally be rejected.  Tygh Capital and ISS review, on a case by case basis,  proposals  relating to business  transactions, such as mergers, acquisitions, reorganizations, etc.

Voting Procedures

Tygh  Capital has adopted the  following  procedures  to assist in the review of proxies,  the voting of those  proxies in  accordance  with firm  policy and the maintenance of voting records.

Tygh  Capital  uses ISS to  implement  its proxy  voting  process.  ISS has been retained to provide  proxy voting  analysis and record  keeping  services.  Tygh
Capital shall  instruct each of the custodian  banks for its client  accounts to forward all proxy  materials  to ISS for  processing.

                                      B-73

Proxies  received by Tygh Capital,  if any, shall be forwarded to the operations department for processing in a manner consistent with these procedures.

On a weekly  basis,  Tygh Capital sends to ISS a holdings  file  detailing  each equity  position held in an account  advised by Tygh Capital.  ISS shall receive proxy material  information  from the custodian  bank for the account.  ISS will reconcile the information it receives from Tygh Capital and the custodian banks;
any discrepancies are noted and resolved by communications  between ISS and Tygh
Capital's operations staff.

Tygh Capital has reviewed  and approved the ISS  guidelines  on how ISS votes on particular  proposals.  In  addition,  Tygh  Capital  investment  personnel  are generally aware of the proposals that are being submitted to shareholders of the companies  invested in by clients of Tygh  Capital.  ISS shall vote the received proxies in accordance with its guidelines,  unless other  instructions are given to ISS by Tygh Capital to vote a different  way. A summary of the voting records of ISS shall be reviewed each month by Tygh Capital's Chief  Compliance  Officer and Chief Investment Officer.

Tygh Capital  maintains  copies of all proxy voting  records and,  upon request, will  provide  clients  with  information  on the voting of all proxies on their behalf.

                                      B-74

                       AQR CAPITAL MANAGEMENT, LLC ("AQR")

                                  PROXY POLICY

1.   General

     Investment  Advisers  Act  of  1940  Rule  206(4)-6  imposes  a  number  of requirements on investment advisers that have voting authority with respect to securities held in their clients' accounts. The SEC states that the duty of care  requires  an  adviser  with  proxy  voting  authority  to  monitor corporate actions and to vote the proxies.  To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner  consistent  with the best interests of its clients,  and must never put the  adviser's  own interests above those of its  clients.

     These written  policies and  procedures  are designed to reasonably  ensure that AQR votes  proxies in the best  interest of clients  over whom AQR has voting  authority;  and  describes  how AQR  addresses  material  conflicts between  its  interests  and those of its  clients  with  respect  to proxy voting.

2. Proxy Guidelines

     Generally,  AQR will vote based  upon the  recommendations  of  RiskMetrics
     Group - ISS  Governance  Services  ("ISS"),  an  unaffiliated  third  party corporate  governance  research service that provides  in-depth analyses of shareholder meeting agendas, vote  recommendations,  recordkeeping and vote disclosure  services.  Appendix 1 of this policy  contains a summary of the
     Proxy  Voting  Guidelines  employed  by ISS and  adopted  by AQR for voting proxies.  Although  ISS'  analyses are reviewed and  considered in making a final voting decision,  AQR will make the ultimate decision. As a matter of policy,  the  employees,  officers,  or  principals  of  AQR  will  not  be influenced by outside sources whose  interests  conflict with the interests of its Clients.

     In addition, unless prior approval is obtained from AQR's CCO the following must be adhered to:

     (a)  AQR shall not engage in conduct that  involves an attempt to change or
          influence  the  control  of  a  public  company.   In  addition,   all
          communications  regarding  proxy issues or corporate  actions  between companies or their agents,  or with fellow  shareholders  shall be for the sole purpose of expressing and  discussing  AQR's concerns for its advisory  clients'  interests  and not for an attempt to  influence or control management.

     (b)  AQR will not announce its voting intentions and the reasons therefore.

     (c)  AQR shall not  participate in a proxy  solicitation  or otherwise seek proxy-voting authority from any other public company shareholder.

     AQR has the  responsibility  to process  proxies and maintain proxy records pursuant  to SEC rules and  regulations.  Therefore,  AQR will  attempt  to process  every vote it  receives  for all  domestic  and  foreign  proxies.
     However,  there may be  situations  in which AQR cannot vote  proxies.  For example:

                                      B-75

     o    If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

     o    AQR may not be given enough time to process the vote.  For example ISS through no fault of its own,  may  receive a meeting  notice  from the company too late, or may be unable to obtain a timely  translation  of the agenda.

     o    If AQR has outstanding sell orders or intends to sell, the proxies for those  meetings  may not be voted in order to  facilitate  the sale of those  securities.  Although AQR may hold shares on a company's record date,  should it sell them prior to the company's  meeting  date,  AQR ultimately may decide not to vote those shares.

     o    AQR will generally  refrain from voting proxies on foreign  securities that are subject to share blocking restrictions.

     AQR may vote  against  an  agenda  item  where no  further  information  is provided, particularly in non-U.S. markets. AQR may also enter an "abstain"
     vote on the  election  of  certain  directors  from  time to time  based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

     If an AQR portfolio  manager  determines  that the interests of clients are best served by voting  differently from the ISS recommended vote,  approval must be obtained from the CCO or designee.  AQR will adhere to the Conflict of  Interest  (below)  section of this  policy in all  instances  where the recommended  vote is not taken.

     AQR will  periodically  review the outside  party's  voting  standards  and guidelines to make certain that proxy issues are voted in  accordance  with the adopted  proxy  voting  guidelines  and the  avoidance  of conflicts of interest.

3. Proxy Procedures

     AQR has engaged ISS to assist in the administrative  aspects for the voting of proxies. ISS is responsible for coordinating with Clients' custodians to ensure that all proxy materials received by the custodians  relating to the
     Clients'  portfolio  securities are processed in a timely  fashion.  To the extent  applicable,  ISS votes all proxies in accordance with its own proxy voting  guidelines  (please see Proxy  Guidelines  above),  which have been reviewed  and  adopted by AQR.  The CCO shall  supervise  the proxy  voting process.

     Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client's proxies were voted.

4.   Conflicts of Interest

     Occasions  may arise where a person or  organization  involved in the proxy voting process may have a conflict of interest.  A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting  business  from)  either the company  soliciting  the proxy or a third party that has a material  interest in the outcome of a proxy vote or that is actively  lobbying  for a particular  outcome of a proxy vote.  Any individual  with  knowledge  of a  personal

                                      B-76

     conflict of interest (e.g.,  familial relationship with company management)
     relating to a particular  referral item shall disclose that conflict to the
     CCO and otherwise remove him or herself from the proxy voting process.  The
     CCO will review each item referred to by AQR's investment  professionals to determine  if a conflict  of  interest  exists  and will draft a  Conflicts
     Report for each  referral item that (1) describes any conflict of interest;
     (2) discusses the procedures used to address such conflict of interest; and
     (3)  discloses  any contacts  from parties  outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise  reported in an  investment  professional's  recommendation.  The
     Conflicts   Report  will  also  include  written   confirmation   that  any
     recommendation from an investment professional provided under circumstances where a  conflict  of  interest  exists was made  solely on the  investment merits and without regard to any other consideration.

                                      B-77

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

                              Adopted June 24, 2003

                              Amended May 21, 2007

1.   Application; General Principles

     1.1 These Proxy Voting Policies and Procedures  apply to securities held in client accounts over which NWQ Investment  Management  Company,  LLC ("NWQ") has voting authority, directly or indirectly. Indirect voting authority exists where
NWQ's  voting  authority  is  implied  by a  general  delegation  of  investment authority without reservation of proxy voting authority.

     1.2 NWQ shall vote proxies in respect of  securities  owned by or on behalf of a client in the client's best  interests and without  regard to the interests of NWQ or any other client of NWQ. Where NWQ shares  investment  discretion with regard to certain  securities  owned by or on behalf of clients with an advisory affiliate and proxy voting  authority is not reserved by NWQ, proxy voting shall be  delegated  to the advisory  affiliate  in  accordance  with its proxy voting policies and  procedures,  as amended  from time to time,  (subject to Section 2 with regard to determination it may be in clients' overall best interests not to vote).

2.   Voting; Procedures

     2.1 To provide  centralized  management  of the proxy voting  process,  NWQ shall establish a Proxy Voting Committee.

          2.1.1 The Proxy  Voting  Committee  shall be comprised of at least one senior  portfolio  manager.  The Committee may also seek the  assistance of others, including investment,  operations, legal or compliance personnel as necessary.

          2.1.2 The Proxy Voting Committee shall:

          o    supervise the proxy voting process,  including the identification of material  conflicts of interest  involving  NWQ (see Section 3 for  definition  of material  conflict of interest) and the proxy voting process in respect of securities  owned by or on behalf of such clients;

          o    determine  how to vote proxies  relating to issues not covered by these Policies and Procedures; and

          o    determine   when  NWQ  may  deviate   from  these   Policies  and
               Procedures.

                                      B-78

     2.2 Unless the Proxy Voting Committee  otherwise  determines (and documents the basis for its  decision) or as otherwise  provided  below,  the Proxy Voting
Committee  shall  cause  proxies  to be voted in a  manner  consistent  with the recommendations  or  guidelines of an  independent  third party proxy service or other third party.  In most cases,  NWQ has adopted the  guidelines  of and will
generally  vote  in  accordance  with  the   recommendations   of  Institutional
Shareholder  Services,  Inc.SM (guideline summary attached hereto as Exhibit A).
In select other cases,  NWQ may agree generally to vote proxies for a particular client account in accordance with the third party  recommendations or guidelines selected  by the  client,  such as the  AFL-CIO  Guidelines  (guideline  summary available on request). The applicable recommendations and guidelines employed by
NWQ shall be referred to herein as the  "Guidelines"  and the  "Recommendations"
respectively.  As a general matter, unless otherwise restricted NWQ reserves the right to override the applicable  Recommendations or Guidelines in any situation where it believes that  following such  Recommendations  or Guidelines is not in its clients' best interests.

          2.1.1 Where any material  conflict of interest has been identified and the matter is covered by the applicable  Recommendation or Guidelines,  the
     Proxy Voting  Committee  shall cause proxies to be voted in accordance with the applicable Recommendation or Guidelines.

          2.1.2 Where any material  conflict of interest has been identified and the matter is not covered by the applicable  Recommendation  or Guidelines,
     NWQ may (i) vote in  accordance  with the  recommendation  of an alterative independent  third  party  (who may be an  proxy  voting  service)  or (ii)
     disclose the conflict to the client,  obtain the client's  consent to vote, and make the proxy voting  determination itself (and document the basis for the decision).

     2.3 NWQ may  determine  not to vote proxies in respect of securities of any issuer if it determines it would be in its clients'  overall best  interests not to vote. Such  determination  may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

          2.3.1 Generally,  NWQ does not intend to vote proxies  associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being  transacted  ("share  blocking" is done in a few foreign  countries).  However,  NWQ may decide,  on an individual  security basis,  that it is in the best interests of its clients for NWQ to vote the proxy  associated  with such a security,  taking  into  account the loss of liquidity.  In addition,  NWQ may decline to vote proxies  where the voting would in NWQ's judgment result in some other financial,  legal,  regulatory disability  or burden to NWQ or the client  (such as imputing  control with respect to the issuer).

          2.3.2 To the extent that NWQ receives  proxies for securities that are transferred into a client's portfolio that were not recommended or selected by NWQ and are sold or  expected to be sold  promptly in an orderly  manner
     ("legacy securities"), NWQ will generally refrain from voting such proxies.
     In such  circumstances,  since  legacy  securities  are expected to be sold promptly,  voting  proxies  on such  securities  would  not  further  NWQ's interest in maximizing the value of client investments. NWQ may consider an institutional client's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.

                                      B-79

          2.3.3 In addition,  the Proxy Voting Committee may determine:  (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities  lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment,  the expense and administrative  inconvenience outweighs the benefits to clients of voting the securities.

3.   Material Conflicts of Interest

     3.1 Voting the securities of an issuer where the following relationships or circumstances  exist are deemed to give rise to a material  conflict of interest for purposes of these Policies and Procedures:

          3.1.1 The issuer is a  institutional  separate  account  client of NWQ that  pays (or is  expected  to pay)  fees to NWQ in  excess of 1% of NWQ's annual revenues for year in which the proxy is to be voted.

          3.1.2 The  issuer  is an  entity  in which a member  of the  Executive
     Committee or Proxy  Committee of NWQ or a relative(3) of any such person is or was (within the past three years of the proxy vote) an executive officer or director  employee,  or such person or relative  otherwise  has received more than  $1,000 from the issuer  during  NWQ's last three  fiscal  years, other than the receipt of interest,  dividends,  capital  gains or proceeds from an insurance company for a claim.

          3.1.3 Any other  circumstance that NWQ is aware of where NWQ's duty to serve  its  clients'  interests,  typically  referred  to as its  "duty  of loyalty," could be materially compromised.

          3.1.4 Notwithstanding the foregoing,  a conflict of interest described in Section 3.1 shall not be  considered  material for the purposes of these
     Policies and  Procedures in respect of a specific vote or  circumstance  if the  matter  to be voted on  relates  to a  restructuring  of the  terms of existing  securities or the issuance of new  securities or a similar matter arising out of the holding of securities,  other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

          3.1.5  Notwithstanding  the  foregoing,  in its process of determining whether  there are material  conflicts  of interest,  NWQ does not consider nonpublic  information about the business arrangements of its affiliates or their officers and directors.

          3.1.6 Notwithstanding the foregoing, business arrangements that NWQ is not actively  involved in shall not be deemed to raise a material  conflict of  interest  for NWQ.  For  example,  if NWQ is aware  that an  issuer  is considering  the inclusion of an NWQ-advised  fund in its 401(k) plan menu, but NWQ is not actively soliciting the business, NWQ shall not be deemed to have a material conflict of interest in voting proxies of the issue.

-----------

(3)  For the purposes of these  Guidelines,  "relative"  includes the  following family members: spouse, minor children or stepchildren.

                                      B-80

4.   Recordkeeping and Retention

     4.1 NWQ shall retain records relating to the voting of proxies, including:

          4.1.1  Copies of these  Policies  and  Procedures  and any  amendments thereto.  Copies of  applicable  Policies and  Procedures  adopted by NWQ's advisory affiliate with regard to any securities in client accounts managed under shared  investment  discretion  (as referenced in section 1.2 above), and any amendments thereto.

          4.1.2 A copy of each  proxy  ballot and proxy  statement  filed by the issuer with the  Securities  and Exchange  Commission or foreign  regulator
     ("Proxy  Statement"),  or English  translation  of Proxy  Statement as made available through third party service provider regarding securities held on behalf of clients who have authorized voting of proxies,  with exception of any "legacy securities" ballots or proxy statements  (referenced in section
     2.3.2 above) not voted.

          4.1.3 Records of each vote cast by NWQ (or its advisory affiliate,  as applicable)  on behalf of clients;  these  records may be  maintained on an aggregate basis.

          4.1.4 A copy of any  documents  created by NWQ that were  material  to making a decision  on how to vote or that  memorializes  the basis for that decision.

          4.1.4 A copy of each written  request for  information  on how NWQ (or its  advisory  affiliate,  as  applicable)  voted  proxies on behalf of the client,  and a copy of any written response by NWQ to any (oral or written)
     request for information on how such proxies were voted.

     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ's fiscal year during which the last entry was made in the  records,  the first two years in an appropriate office of NWQ.

     4.3 NWQ may rely on Proxy  Statements filed on the SEC's EDGAR system or on
Proxy  Statements  and records of votes cast by NWQ maintained by a third party, such as a proxy voting service.

                                      B-81

                            Wells Capital Management

                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction:

As a  fiduciary,  Wells  Capital  Management  ("WellsCap")  is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed  to ensure that proxy  voting is  conducted  in an  appropriate manner,  consistent  with the clients' best interest and within the framework of this Proxy Voting Policy  ("Policy").  WellsCap has adopted this Policy in order to satisfy  its  fiduciary  obligation.  It is  intended  that this  Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of
940, as amended (the "Advisers' Act").

WellsCap  manages  assets  for  a  variety  of  clients:   Taft-Hartley   plans,
governmental  plans,  foundations and endowments,  corporations,  and investment
companies  and  other  collective   investment   vehicles.   Unless  the  client
specifically  reserves the right to vote their own proxies,  WellsCap  will vote proxies with a goal of maximizing  shareholder value as a long-term investor and consistent  with the governing laws and investment  policies of each  portfolio.
While  securities  are not  purchased  to exercise  control or to seek to effect corporate  change through share  ownership,  Wells Capital  Management  supports sound corporate governance practices within companies in which they invest.

II.  Voting

     Philosophy:

     When WellsCap accepts delegation from its clients to vote proxies,  it does not delegate  that  authority  to any other  person or entity,  but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap,  however, and WellsCap will not vote proxies,  or provide advice to clients on how to vote proxies in  the  absence  of  specific  delegation  of  authority,  a  pre-existing contractual  agreement,  or an  obligation  under the  applicable  law. For example,  securities  that are held in an investment  advisory  account for which  WellsCap  exercises  no  investment  discretion  are  not  voted  by
     WellsCap.  Also,  WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with  possession of the shares.  From time to time,  WellsCap may participate  with  a  dissident  group  to  vote  proxies.  In  such  case,
     WellsCap's  appointment of an agent for limited purposes will not be deemed a delegation  of authority  under this Policy.  WellsCap  relies on a third
     party   to   provide   research,   administration   and   vote   execution.
     Notwithstanding,   WellsCap   retains   final   authority   and   fiduciary
     responsibility for proxy voting.

                                      B-82

     Responsibilities

     1.   Proxy Administrator

          WellsCap's  proxy voting  process is  administered  by its  Operations
          Department  ("Proxy  Administrator"),  who reports to WellsCap's Chief
          Operations  Officer.   The  Proxy  Administrator  is  responsible  for
          administering  and  overseeing  the proxy voting process to ensure the implementation  of the Procedures.  The Proxy  Administrator  monitors third  party  voting of proxies to ensure  it's being done in a timely and responsible  manner.  The Proxy  Administrator in conjunction with the Proxy  Committee  reviews the  continuing  appropriateness  of the
          Procedures  set forth  herein,  recommends  revisions as necessary and provides an annual update on the proxy voting process.

     2.   The Proxy  Committee:  The Proxy  Committee  is chaired by the Head of
          Equity Investments.  The Committee members are selected from portfolio management  groups and include  investment risk personnel.  Members of the  Committee  are  identified  as  Appendix A of this Policy and are subject to change upon approval from the Committee Chair.

     3.   WellsCap  Legal/Compliance  Department provides oversight and guidance to the Committee as necessary.

     4.   Third Parties
          To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration  services. Currently, WellsCap has contracted  with  RiskMetrics  Group (formally ISS), a provider of proxy-voting  services, to provide the following services to WellsCap:

          o    Independently   analyze  and  make   recommendations   for  proxy
               proposals  in  accordance  with the relevant  voting  platform as identified in Appendix B, et seq.;

          o    Receive  all  proxy  information  sent by  custodians  that  hold securities of WellsCap's Proxy Clients;

          o    Posts  proxy  information  on  its  password-protected   website,
               including meeting dates, agendas, and RiskMetrics' analysis.

          o    Provides  WellsCap  with  vote   administration   and  execution,
               recordkeeping (proxy statements and votes), and reporting support services.

     C.   Methodology

     Except in instances where clients have retained voting authority,  WellsCap will instruct custodians of client accounts to forward all proxy statements and materials  received in respect of client accounts to  RiskMetrics.  The
     Proxy  Administrator  reviews this  information  regularly and communicates with  representatives  of  RiskMetrics  to  ensure  that  all  agendas  are considered and proxies are voted on a timely basis.

                                      B-83

     1. Voting  Guidelines.  WellsCap,  through its agent  (RiskMetrics),  votes proxies on different platforms subject to the client's expressed goals. The two key platforms are: (i) the custom  WellsCap Proxy  Guideline,  and (ii)
     RiskMetrics'  Taft Hartley  Advisory  Services  platform,  which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified.  Depending upon the proposal and the platform,  the  guidelines  may  provide  that  proxies  be voted  "for" or
     "against"  the  proposal,  or that the proposal  should be  considered on a case-by-case  basis.  The  guideline  may also be  silent  on a  particular proposal,  especially  regarding foreign securities.  RiskMetrics will vote proxies for or against as directed by the guidelines.  Where the guidelines specify a "case by case" determination for a particular issue,  RiskMetrics will  evaluate the proxies  based on  thresholds  established  in the proxy guidelines relative to the platform.  In addition,  for proxies relating to issues not addressed in the guidelines, WellsCap will defer to RiskMetrics'
     Proxy Guidelines as appropriate.  Finally,  the Proxy  Administrator  shall have the authority to direct RiskMetrics to forward the proxy to him or her for a discretionary  vote, in consultation  with the Proxy Committee or the portfolio manager covering the subject security,  if the Proxy Committee or the portfolio manager determines that a case-by-case  review of such matter is  warranted.  Where a potential  conflict of interest is  identified  (as described  herein),  WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

     2. Voting Discretion.  In all cases, the Proxy  Administrator will exercise its voting  discretion  in  accordance  with the voting  philosophy  of the selected  guideline.  In cases where a proxy is forwarded by RiskMetrics to the Proxy  Administrator,  the Proxy  Administrator  may be assisted in its voting decision  through  receipt of: (i)  independent  research and voting recommendations  provided by  RiskMetrics,  Portfolio  Management  or other independent  sources;  or (ii) information  provided by company managements and  shareholder  groups.  WellsCap  believes  that input from a  portfolio manager or research analyst with knowledge of the issuer and its securities
     (collectively  "Portfolio Manager") is essential.  Portfolio Management is, in WellsCap's  view, best able to evaluate the impact that the outcome on a particular  proposal  will have on the value of the issues  shares.  In the event  that the Proxy  Administrator  is aware of a  material  conflict  of interest  involving  Wells  Fargo/Wells  Capital  Management  or any of its
     affiliates  regarding a proxy that has been  forwarded  to him or her,  the
     Proxy Administrator will, absent compelling circumstances, return the proxy to  RiskMetrics to be voted in  conformance  with the voting  guidelines of
     RiskMetrics.

     Voting  decisions  made by the  Proxy  Administrator  will be  reported  to
     RiskMetrics to ensure that the vote is registered in a timely manner.

     3. Securities on Loan. As a general matter,  securities on loan will not be recalled  to  facilitate  proxy  voting (in which case the  borrower of the security shall be entitled to vote the proxy).

                                      B-84

     4.  Conflicts  of Interest.  WellsCap  has  obtained a copy of  RiskMetrics
     policies,   procedures  and  practices  regarding  potential  conflicts  of interest that could arise in RiskMetrics  proxy voting services to WellsCap as a result of business  conducted by RiskMetrics.  WellsCap  believes that potential  conflicts  of interest by  RiskMetrics  are  minimized  by these policies,  procedures and practices. In addition,  Wells Fargo and/or Wells
     Capital  Management may have a conflict of interest regarding a proxy to be voted upon if, for example,  Wells Fargo and/or Wells Capital Management or its  affiliates  have  other  relationships  with the  issuer of the proxy.
     WellsCap  believes  that,  in most  instances,  any  material  conflicts of interest will be minimized  through a strict and objective  application  by
     RiskMetrics of the voting  guidelines  attached hereto.  However,  when the
     Proxy Administrator is aware of a material conflict of interest regarding a matter  that  would  otherwise  require  a  vote  by  WellsCap,  the  Proxy
     Administrator  shall defer to RiskMetrics  to vote in conformance  with the voting guidelines of RiskMetrics. In addition, the Proxy Administrator will seek to avoid any undue  influence as a result of any material  conflict of interest  that exists  between the interest of a client and WellsCap or any of its affiliates.  To this end, an independent  fiduciary engaged by Wells
     Fargo will direct the Proxy  Administrator  on voting  instructions for the
     Wells Fargo proxy.

III. Other Provisions

     Guideline Review

     The Proxy Committee meets at least  semi-annually to review this Policy and consider changes to it or changes to specific proxy voting  guidelines (the
     "Approved  Guidelines"  - discussed  below).  Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy  Administration,  any member of the Proxy
     Committee,  or WellsCap's Chief  Compliance  Officer.  A representative  of
     WellsCap's  Compliance Department will be present (on a best efforts basis)
     at all Proxy Committee meetings, but will not vote on the proxies.

     Record Retention

     WellsCap will maintain the following records relating to the implementation of the Procedures:

     |X|  A copy of these proxy voting polices and procedures;

     |X|  Proxy  statements  received  for  client  securities  (which  will  be satisfied by relying on RiskMetrics);

     |X|  Records  of  votes  cast  on  behalf  of  clients  (which  RiskMetrics maintains on behalf of WellsCap);

     |X|  Records of each written  client  request for proxy voting  records and
          WellsCap's  written  response to any client request  (written or oral)
          for such records; and

     |X|  Any documents  prepared by WellsCap or RiskMetrics  that were material to making a proxy voting decision.

                                      B-85

          Such proxy voting books and records  shall be  maintained at an office of WellsCap in an easily accessible place for a period of five years.

     Disclosure of Policies and Procedures

          WellsCap  will  disclose to its clients a summary  description  of its proxy  voting  policy and  procedures  via mail.  A detail copy of the policy and  procedures  will be  provided to clients  upon  request by calling 1-800-736-2316.

          WellsCap will also provide proxy  statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

          Except as otherwise  required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

                                      B-86

                                   Appendix A

                   Voting Members of WellsCap Proxy Committee

Kirk Hartman- Chief Investment Officer
Jon Baranko-Director of Equity Investments
Frank Esposito-Portfolio Manager, Fundamental Growth Equity
Jerome (Cam) Philpot- Managing Director and Senior Portfolio Manager, Montgomery
Small Cap Growth Equity
John Hockers- Director of Equity Risk Management, Investment Risk Management
Jennifer Vraney-Operations Manager

Consulting members of WellsCap Proxy Committee

Mai Shiver- Director of Business Risk Management

                                      B-87

                                   APPENDIX B

            WELLS CAPITAL MANAGEMENT PROXY GUIDELINES AND PHILOSOPHY
                                    FOR 2007

                                  INTRODUCTION

The following  Guideline and  philosophy  applies to WellsCap's  exercise of its fiduciary duty to vote WellsCap Proxy Client consistent with the WellsCap Custom
Proxy  Platform.  Policies and procedures for any  alternative  platforms that a client may select are outside the scope of this section.

                             PROXY POLICY STATEMENT

A.   Proxy  votes  should be cast  based upon an  analysis  of the impact of any proposal on the  economic  value of the stock  during the time the stock is intended to be held by an account.

B.   Because the acquisition and retention of a security reflects  confidence in management's  ability to generate  acceptable  returns for the shareholder, certain  proxy issues  involving  corporate  governance  should be voted as recommended by management.  These issues are listed in the proxy guidelines incorporated in this document.

C.   We encourage the Board of Directors to request  powers which can be used to enhance the economic value of the stock by encouraging  negotiation  with a potential acquirer or by discouraging coercive and undervalued offers:

     1. The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

     |X|  an  evaluation  of the  independence  of the Board,  as defined by the stock  exchange  in which  the  stock is  traded,  in its  attempt  to maximize shareholder value and,

     |X|  upon  an  evaluation  that  the  specific  power  being  requested  is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.

     Proxy  issues  that will be  evaluated  and voted in  accordance  with this standard are listed in the guidelines.

     2. We will  evaluate  proposals  where a Board of Directors has requested a change in their powers of corporate  governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

                                      B-88

          a.   An  evaluation  will  be  made of the  Board's  independence  and performance  as  determined  by  a  review  of  relevant  factors including:

               1)   Length of service of senior management

               2)   Number/percentage of outside directors

               3)   Consistency of performance (EPS) over the last five years

               4)   Value/growth of shares relative to industry/market averages

               5)   Clear  evidence  of  management   and/or  strategy   changes
                    implemented  by the Board  which  are  designed  to  improve company performance and shareholder value

          b.   If the  Board  is  viewed  to be  independent  and the  financial performance of the Company has been good:

               1)   An evaluation will be made as to the  appropriateness of the power or change being requested,  if properly exercised,  to enhance the economic value of the stock.

               2)   If the provision  itself is not viewed to be  unnecessary or abusive  (irrespective  of the  manner  in  which  it may be exercised),  then the  proxy  will be voted in favor of such proposal.

          c.   If the Board is not viewed as independent,  or the performance of the Company has not been good,  or if the proposal is  determined to be inappropriate,  unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

          d.   If the Proxy Committee  deems it appropriate,  the Company may be offered the  opportunity to present the Board's and  management's position to the Committee.

D.   Our process for evaluating shareholder proposals will be as follows:

     1.   If the proposal relates to issues that do not have a material economic impact  on the  value  of the  stock,  the  proxy  will  be  voted  as recommended by management.

     2.   If the  proposal has a potential  economic  impact on the value of the stock,  the analysis  outlined in paragraph C.2 above will be made. If the Board is viewed as  independent  and the financial  performance of the Company has been good, then the proxy will be voted as recommended by management.

     3.   Standard  shareholder  proposals  will be  voted as  indicated  in the following guidelines.

                                      B-89

E.   The Proxy Committee will ensure that adequate  records are maintained which reflect (i) how and  pursuant to which  guidelines  proxies are voted,  and
     (ii) that proxies and holdings are being reconciled

F.   This Proxy Policy  Statement may be disclosed to any current or prospective customer or  beneficiary.  Disclosure of proxy voting in specific  accounts shall be made when  requested by the plan  sponsor,  beneficiary,  grantor, owner, or any other person with a beneficial interest in the account.

G.   WellsCap   Management  employs  RiskMetrics  as  its  proxy  voting  agent, responsible  for  analyzing  proxies  and  recommending  a voting  position consistent  with the WellsCap Proxy  Guidelines.  On issues where the Wells
     Cap Proxy Guidelines are silent, Wells Capital Management will defer to the
     RiskMetrics  Proxy  Guidelines,  particularly  in the case of global  proxy issues.  The WellsCap Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Cap.

H.   The WellsCap Proxy  Committee has taken the following  steps to ensure that material conflicts of interest are avoided.

     1.   The WellsCap  Proxy  Committee  requires that all proxies  relating to client  accounts  must be  voted  for  the  exclusive  benefit  of the shareholders.

     2.   RiskMetrics  is  WellsCap's  proxy-voting  agent  and is  tasked  with analyzing and  recommending  voting positions on all proxies to ensure
          independence   and   consistency  in  analysis,   interpretation   and
          implementation   of  the  proxy  voting   process  for  the  specified
          guideline.

     3.   Wells  Fargo hires an  independent  fiduciary  to direct the  WellsCap
          Proxy Committee on voting instructions for the Wells Fargo proxy.

     4.   Proxy guidelines,  which are implemented on a case-by-case  basis, are evaluated  consistently by RiskMetrics across proxies and on the basis of quantifiable thresholds when feasible.

     5.   Proxy voting  recommendations are not shared with senior management of
          Wells Fargo prior to casting the proxy vote.

                                      B-90

                             ALLIANCEBERNSTEIN L.P.

                               Proxy Voting Manual

I.   Introduction

As an  investment  adviser that  exercises  proxy voting  authority  over client securities,  AllianceBernstein  has a fiduciary duty to vote proxies in a timely manner and make voting  decisions  that are in our clients' best  interests.  To meet this obligation, we have adopted a Statement of Policies and Procedures for
Proxy  Voting (the "Proxy  Voting  Policy and  Procedures"),  which is a concise statement of our policies and procedures with respect to proxy voting.

This manual is consistent with that Statement of Policies and Procedures.  It is applicable to all of AllianceBernstein L.P.'s investment management subsidiaries and investment  services groups,  including Growth Equities,  Value Equities and
Style Blend  Equities  (collectively  "AllianceBernstein"  "we" or "us").  It is applicable to voting the proxies of both U.S. and non-U.S.  issuers. This manual is  intended  for use by those  involved  in the proxy  voting  decision  making process and those  responsible  for the  administration  of proxy voting ("Proxy
Voting  Administrators")  in order to ensure that the  Statement of Policies and
Procedure is implemented  consistently.  The voting guidelines  contained herein are  intended to be  responsive  to the wide range of  subjects  that may have a significant effect on the value of the securities held in our clients' accounts.

The Growth and Value groups have established their own proxy voting  committees.
While the policies  contained in the  Statement of Policies and  Procedures  and this manual apply to both groups, the proxy voting decisions are made within the appropriate investment discipline.  Different investment philosophies may result in different conclusions being drawn regarding certain proposals and in turn may result in the two groups voting differently on the same proposal.  Nevertheless, both groups  always vote  proxies with the goal of  increasing  the value of the securities in their client portfolios.

II.  Proxy Voting Committees

     A.   Growth Committee

     The Proxy Voting  Committee for Growth  Equities  (the "Growth  Committee")
     consists of senior  investment  professionals and a member of the Legal and
     Compliance Department.  It is the responsibility of the Growth Committee to evaluate and maintain proxy voting  procedures and guidelines,  to evaluate proposals  and  issues  not  covered by these  guidelines  and to  consider changes in policy. The Growth Committee will review the Proxy Voting Policy and  Procedures  and this manual no less than  annually.  In addition,  the
     Growth  Committee  meets as necessary to address  special  situations.  The
     Growth  Committee  may consult  the  portfolio  managers  in whose  managed
     accounts  the  stock  is  held,  research  analysts,   clients,   corporate
     managements, interest groups, and consultants in researching proxy issues.

     B.   Value Committee

     The Proxy  Voting  Committee  for Value  Equities  (the "Value  Committee")
     consists of senior Bernstein  investment  professionals and a member of the
     Legal and  Compliance  Department.  It is the  responsibility  of the Value
     Committee to evaluate and maintain proxy voting  procedures and guidelines, to  evaluate  proposals  and issues not  covered  by these  guidelines,  to consider  changes in policy and to determine  how to vote on proxy  issues.
     The Value  Committee will review the

                                      B-91

     Proxy Voting Policy and  Procedures  and this manual no less than annually.
     The Value  Committee  may consult with  Bernstein  Investment  Policy Group
     members,  research  analysts,  clients,  corporate  managements,   interest
     groups, and consultants in researching proxy issues.

III. Conflicts of Interests

     A.   Introduction

     As a fiduciary we owe our clients an undivided  duty of loyalty.  We strive to avoid even the  appearance of a conflict that may  compromise  the trust our clients  have placed in us and insist on strict  adherence to fiduciary standards and compliance with all applicable  federal and state  securities laws. We have adopted a comprehensive  Code of Business Conduct and Ethics, as well as a Policy Statement on Ethics to meet these obligations.  As part of this duty and as expressed  throughout the Code and Statement on Ethics,
     AllianceBernstein places the interests of our clients first and attempts to avoid any actual or potential conflicts of interests.

     AllianceBernstein  recognizes  that  there  may  be  a  potential  material conflict  of interest  when we vote a proxy  solicited  by an issuer  whose
     retirement   plan   we   manage,   or  we   administer,   who   distributes
     AllianceBernstein sponsored mutual funds or with whom we or an employee has another  business or personal  relationship  that may affect how we vote on the issuer's proxy.  Similarly,  may have a potential  material conflict of interest when deciding how to vote on a proposal  sponsored or supported by a  shareholder  group  that is a client.  In order to avoid  any  perceived conflict of interests,  the following  procedures have been established for use when we  encounter  a  potential  conflict  to ensure  that our  voting decisions  are based on our clients'  best  interest and not the product of conflict.

     B.   Adherence to Stated Proxy Voting Policies

     Generally,  all  votes  are cast in  accordance  with  this  policy(4).  In situations  where our policy is  case-by-case,  this manual often  provides criteria that will guide our decision.  In situations where our policy on a particular  issue is case-by-case and the vote cannot be clearly decided by an  application  of our stated policy,  a member of the  appropriate  proxy committee or his/her  designee will make the voting  decision in accordance with the basic  principal of our policy to vote proxies with the  intention of increasing the value of the securities in our client accounts.  In these situations,  the voting rationale must be documented either on ISS's voting platform, by retaining relevant emails or another appropriate method. Where appropriate,  the views of investment  professionals  are  considered.  All votes cast contrary to our stated voting policy on specific  issues must be documented.  On an annual basis, the proxy committees will receive a report of all such votes.

     C.   Disclosure of Conflicts

     When  considering  a proxy  proposal,  members of the Proxy  Committees  or investment  professionals  involved  in the  decision-making  process  must disclose any potential conflict  (including  personal  relationships)  that they are aware of to the  chairman of the  appropriate  proxy  committee as well as any  substantive  contact  that they  have had with any  interested outside  party  (including  the issuer or  shareholder  group  sponsoring a proposal)  regarding the proposal.  Any
-----------

     (4)  From time to time a client  may  request  that we vote  their  proxies consistent  with  AFL-CIO  guidelines  or the  policy of the  National
          Association of Pension Funds. In those  situations,  AllianceBernstein reserves  the right to depart from those  policies if we believe it to be in the client's best interests.

                                      B-92

     previously  unknown  conflict will be recorded on the  Potential  Conflicts
     List  (discussed  below).  If the  Chairman  of the Proxy  Committee  has a conflict  of  interest,  he or she must  also  recuse  themselves  from the decision making process.

     D.   Confidential Voting

     It is AllianceBernstein's  policy to support confidential voting. Employees are prohibited from revealing how we intend to vote or how we have voted on any proposal except to (i) members of the proxy committees;  (ii) portfolio managers  that hold the security in their managed  accounts;  and (iii) the research  analyst(s)  that  covers  the  security.  Members  of  the  proxy committees,  portfolio  managers and research  analysts are prohibited from disclosing our intended vote or how we have voted to anyone.  However, upon a  request  from  a  client,  the  proxy  committee  or  the  Proxy  Voting
     Administrators may disclose our vote to a client (or the client's portfolio or administrative contact within the firm) that holds the security in their account.  Also, subject to the approval of the appropriate proxy committee, we may from time to time  participate  in surveys  conducted by shareholder groups or consultants.

     On occasion, clients for whom we do not have proxy voting authority may ask us for  advice  on proxy  votes  that  they  cast.  A member  of the  proxy committee may offer such advice subject to an understanding with the client that the advice shall remain confidential.

     Any  substantive  contact  regarding  proxy  issues  from the  issuer,  the issuer's  agent,  or a  shareholder  group  sponsoring  a proposal  must be reported to the chairman of the appropriate proxy committee if such contact was material to a decision to vote contrary to our stated policies. Routine administrative inquiries from proxy solicitors need not be reported.

     E.   Potential Conflicts List

     No less than annually, a list of companies whose proxy may pose a potential conflict of  interests is compiled by the Legal and  Compliance  Department
     (the "Potential Conflicts List") which includes companies and organizations that may have an interest in a proxy voting decision. This list includes:

     o    Publicly  Traded  Clients from the Russell 3000 and the Morgan Stanley
          Capital  International  Europe Australia Far East (MSCI EAFE) + Canada
          Index

     o    Publicly  traded  companies that distribute  AllianceBernstein  mutual funds

     o    Bernstein  Private(5)  clients  who  are  directors,  officers  or 10%
          shareholders of publicly traded companies

     o    Companies whose retirement plans we administer

     o    Clients who sponsor,  publicly support or have material  interest in a proposal upon which we will be eligible to vote;

     o    Publicly traded affiliated companies

     o    Companies where an employee of  AllianceBernstein or AXA Financial has identified an interest

     o    Any other conflict of which the proxy committee becomes aware(6).
-----------

(5)  Only  private  clients  whose  account  exceeds a specified  threshold,  as determined  by the proxy  committees,  will be  included  on the  Potential
     Conflicts List

(6)  The  Proxy  Committee  must  notify  the Legal  and  Compliance  Department promptly of any previously unknown conflict

                                      B-93

     AllianceBernstein's  votes for all meetings on the Potential Conflicts List will be documented, applying the tests described in Section G.

     F.   Review of Third Party Research Services Conflicts of Interest

     Because  under  certain  circumstances  we consider the  recommendation  of
     Institutional  Shareholder  Services  ("ISS")  and Glass  Lewis,  the proxy committees  will  take  reasonable  steps  to  verify  that  ISS is in fact independent  based on all of the  relevant  facts and  circumstances.  This includes reviewing ISS and Glass Lewis's conflict management  procedures on an annual basis. When reviewing these conflict  management  procedures,  we will consider, among other things, whether ISS and Glass Lewis (i) have the capacity and  competency to adequately  analyze proxy issues;  and (ii) can make such  recommendations in an impartial manner and in the best interests of our clients.

     G.   Review of Proposed Votes

     When we encounter a potential  conflict we review our  proposed  vote using the  following  analysis to ensure that our voting  decision is  consistent with our clients' best interests.

     1.   If our  proposed  vote is  consistent  with our  stated  proxy  voting policy, no further review is necessary.

     2.   If our proposed vote is contrary to our stated proxy voting policy but is also  contrary  to our  client's  position,  no  further  review is necessary.

     3.   If our proposed  vote is contrary to our stated proxy voting policy or is  not  covered  by our  policy,  is  consistent  with  our  client's recommendation,  and is also consistent with the views of ISS or Glass
          Lewis, no further review is necessary.

     4.   If our proposed  vote is contrary to our stated proxy voting policy or
          is  not   covered  by  our  policy,   is   consistent   our   client's
          recommendation  and is contrary  to the views of ISS and Glass  Lewis, the vote will be presented to the  Independent  Mutual Fund Compliance
          Officer  (ICO).  The ICO will  determine  whether the proposed vote is reasonable.  If the ICO cannot determine  whether the proposed vote is not reasonable,  he may instruct  AllianceBernstein to refer the votes back to the clients or take other actions as he deems appropriate. The
          ICO's  review  will be  documented  using a Proxy  Voting  Conflict of
          Interest Form (a copy of which is attached hereto).

IV.  Research Services

AllianceBernstein  subscribes to the  corporate  governance  and proxy  research services of ISS and Glass Lewis. All of our investment professionals have access to these resources.

For  companies  held in index  strategies  or other  unmanaged  assets,  where a proposal is not covered by our policies,  we may follow the vote  recommendation of one of our third party research services.

V.   Client Reporting

Many AllianceBernstein clients have requested that we provide them with periodic reports on how we voted their proxies.  Clients may obtain information about how
we  voted  proxies  on  their  behalf  by  contacting  their   AllianceBernstein
administrative representative. Alternatively, clients may make a written request for proxy voting information to:

                                      B-94

       Mark R. Manley
       Senior Vice President, Deputy General Counsel & Chief Compliance Officer
       AllianceBernstein L.P.
       1345 Avenue of the Americas
       New York, NY 10105

VI.  Rule 204-2 Recordkeeping

Pursuant to Rule 204-2,  all of the records  referenced below will be kept in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such  record,  the first two years in an appropriate office of AllianceBernstein.

     A.   Proxy Voting Policies and Procedures

     The Statement of Policies and  Procedures  shall be maintained in the Legal and  Compliance  Department and posted on our public  internet  site.  Each location  where proxy voting  administration  takes place shall  maintain a copy of this manual.

     B.   Proxy Statements Received Regarding Client Securities

     For U.S.  Securities(7),  AllianceBernstein  relies on the  Securities  and
     Exchange  Commission's  EDGAR  system  to  maintain  copies  of each  proxy statement we receive regarding client securities. For Non-U.S., Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

     C.   Records of Votes Cast on Behalf of Clients

     Records of votes cast by AllianceBernstein  are retained  electronically by our proxy voting agent, ISS.

     D.   Records of Clients Requests for Proxy Voting Information

     Copies  of  written   requests   from  clients  for   information   on  how
     AllianceBernstein  voted their  proxies  shall be retained in the Legal and
     Compliance   Department.   Responses  to  written  and  oral  requests  for
     information  on how we  voted  their  proxies  will be  kept in the  Client
     Reporting Department.

     E.   Documents Prepared by the Adviser Material to Voting Decisions

     The proxy voting  committees  are  responsible  for  maintaining  documents prepared by the committee or any other AllianceBernstein employee that were material to the  decision on how to vote.  Therefore,  where an  investment
     professional's   opinion  is   essential  to  the  voting   decision,   the
     recommendation from investment professionals must be made in writing to the proxy committee.
-----------

(7)  U.S.  securities  are  defined as  securities  of issuers  required to make reports pursuant toss.12 of the Securities  Exchange Act of 1934.  Non-U.S.
     securities are defined as all other securities.

                                      B-95

VII. Proxy Voting Procedures

     A.   Vote Administration

     In  an   effort   to   increase   the   efficiency   of   voting   proxies,
     AllianceBernstein  uses ISS to act as its voting  agent for our clients' US and non-US holdings.

     Issuers  initially  send proxy  information to the custodians of our client accounts. AllianceBernstein instructs these custodian banks to direct proxy related materials to ISS's offices. ISS provides  AllianceBernstein  with a proposed vote for each resolution. A Proxy Voting Administrator reviews the ballots via ISS's web  platform,  Governance  Analytics.  Using  Governance
     Analytics,  the Proxy Voting Administrator  indicates our acceptance of the proposed vote, or changes the vote in accordance with our voting  decision.
     ISS then  returns the proxy  ballot  forms to the  designated  returnee for tabulation.

     If necessary, any paper ballots we receive will be voted via mail or fax.

     B.   Proxies of certain Non-US Issuers

     Proxy voting in certain countries  requires "share blocking."  Shareholders wishing to vote their proxies must deposit their shares  shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking  period,  shares that will be voted at the meeting  cannot be sold until the meeting  has taken place and the shares are  returned to the clients' custodian banks. We may determine that the value of exercising the vote does not outweigh  the  detriment of not being able to transact in the shares during this period.  Accordingly,  if share  blocking is required we may abstain  from voting  those  shares.  In such a situation we would have determined  that the cost of voting  exceeds  the  expected  benefit to the client.

     In addition, voting proxies of issuers in non-US markets may give rise to a number of  administrative  issues  that may  prevent  us from  voting  such proxies. For example, we may receive meeting notices without enough time to fully  consider the proxy or after the cut-off date for voting.  Similarly,
     proxy  materials  for  some  non-US  issues  may  not  contain   disclosure
     sufficient  to arrive at a voting  decision;  in which cases we may abstain from voting. Other markets require us to provide local agents with power of attorney prior to implementing us voting  instructions.  Although it is our policy to seek to vote all proxies for securities  held in client  accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     C.   Loaned Securities

     Many of our  clients of  AllianceBernstein  have  entered  into  securities lending  arrangements with agent lenders to generate additional revenue. We will not be able to vote  securities  that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant  impact on the  investment,  we may request that clients recall  securities  that are on loan if we  determine  that the  benefit of voting  outweighs  the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. Exhibit A

                                      B-96

VIII. PROXY VOTING GUIDELINES

Set forth below is  AllianceBernstein's  proxy voting  guidelines  pertaining to specific  issues.  Proposals  are  generally  voted  in  accordance  with  these guidelines;  however,  we may deviate  from the  guidelines  if warranted by the specific facts and circumstances of the situation. In addition, these guidelines are not  intended to address  all issues  that may appear on all proxy  ballots.
Proposals not specifically  addressed by these guidelines,  whether submitted by management or shareholders will be evaluated on a case-by-case basis, keeping in mind the  objective  of these  guidelines  which is to increase the value of the securities in our clients' accounts.

These  guidelines  are divided into two  sections:  management  and  shareholder proposals.  These  guidelines  are  intended  to  provide an  indication  on how
AllianceBernstein will respond to certain proxy voting issues. Where this policy indicates  we will vote in favor of a management  proposal on a given issue,  we would in turn vote against a  corresponding  shareholder  proposal (e.g. we will vote for management  proposals to eliminate  cumulative  voting and vote against shareholder proposals to adopt it).

A.   MANAGEMENT PROPOSALS- BUSINESS / FINANCIAL ISSUES

1.   Election of Directors                                For

Unless there is a proxy  contest for seats on the Board or if  AllianceBernstein determines that there are other  compelling  reasons for  withholding  votes for directors, we will vote in favor of the management-proposed slate of directors.

AllianceBernstein  believes that directors have a duty to respond to shareholder actions that have  received  significant  shareholder  support.  We may withhold votes (or vote against in non-US  markets) for directors that fail to act on key issues such as failure to implement  proposals to declassify boards,  failure to implement  a majority  vote  requirement,  failure to submit a rights  plan to a shareholder  vote and  failure  to act on  tender  offers  where a  majority  of shareholders  have tendered their shares  (provided we supported,  or would have supported,  the original  proposal).  In addition,  we will  withhold  votes for directors who fail to attend at least 75% of board meetings  within a given year without a reasonable excuse.  Finally, we may abstain or vote against (depending on a company's  history of  disclosure  in this  regard)  directors  of non-U.S.
issuers where there is insufficient  information about the nominees disclosed in the proxy statement.

While AllianceBernstein believes companies should have a majority of independent directors and  independent  key  committees,  absent  compelling  reasons to the contrary,  we will not withhold  votes for directors who meet the  definition of independence  of the  exchange  on which the  company's  shares are  traded.  In addition,  we will not  withhold  votes for  directors  because  they serve on a number of boards of directors.

We may withhold votes for directors for poor compensation practices.

AllianceBernstein will consider the election of directors who are "bundled" on a single  slate on a case by case  based  considering  the  amount of  information available and an assessment of the group's qualifications.

         Controlled Company Exemption                     Case-by-Case

NYSE listing  standards  provide that listed  companies  where 50% of the voting power is held by an individual,  group or another company,  need not comply with the requirement to have a majority of independent  directors and independent key committees.  Where a company was taken  advantage of this

                                      B-97

"controlled  company"  exemption we will not withhold  votes for  directors  for failure to establish  majority  independent  board of key  committees  directors provided  that  shareholders  with a majority  voting  interest  have a majority economic interest. Conversely, we will withhold votes from directors for failure to adhere to such  independence  standards  where  shareholders  with a majority voting interest have a minority economic interest.

    Voting for Director Nominees in a Contested Election  Case-by-Case

Votes in a contested election of directors are evaluated on a case-by-case basis considering,  among other things,  the following  factors:  the target company's long-term  financial  performance  relative to its industry;  management's track
record  with  respect  to  safeguarding  the  interests  of  shareholders;   the
background  of the proxy  contest  including  the steps the  dissidents  took to influence  management prior to initiating the proxy contest;  the qualifications of  director  nominees  of both  the  incumbent  and  dissident  slates;  and an evaluation of the objectives  and goals made in the competing  offers as well as the likelihood that the proposed objectives and goals can be met.

2.   Appointment of Auditors                              For

AllianceBernstein  believes  that the company is in the best  position to choose the accounting  firm and will  generally  support  management's  recommendation.
While the  Sarbanes-Oxley  Act of 2002 has proscribed certain non-audit services by auditors,  there are still many  non-audit  services that auditing  firms are permitted  to provide  to a company.  We  recognize  that there may be  inherent conflicts when a company's  independent  auditors perform substantial  non-audit related services for the company.  Therefore, in reviewing a proposed auditor we will  consider the amount of non-audit  related  services  performed  versus the total audit fees paid by the company to the  auditing  firm and if there are any other reasons to question the independence of the firm's auditors.

3.   Approval of Financial Statements                     For

In some markets, companies are required to submit their financial statements for shareholder approval.  This is a routine item and as such AllianceBernstein will vote for the  approval of  financial  statements  unless  there are  appropriate reasons to vote otherwise.

4.   Approval of Internal Statutory Auditors              For

Some markets  (e.g.  Japan)  require the annual  election of internal  statutory auditors.  Internal  statutory  auditors  have a  number  of  duties,  including supervising management, ensuring compliance with the articles of association and reporting to a company's board on certain  financial  issues. In most cases, the election of internal statutory auditors is a routine item and  AllianceBernstein
will  support   management  nominee  provided  that  they  meet  the  regulatory requirements for serving as statutory  auditors.  That said, we may vote against nominees  who  are  designated  independent  statutory  auditors  who  serve  as executives of a subsidiary or affiliate of the issuer or there are other reasons to question the independence of the nominees.

5.   Increase Authorized Common Stock                     Case-by-Case

AllianceBernstein will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for employee savings plans, stock  option or  executive  compensation  plans.  We will oppose  increases  in authorized  common stock where there is evidence  that the shares are to be used to implement a poison pill or another form of  anti-takeover  device,  or if the issuance of new shares  could  excessively

                                      B-98

dilute  the value of the  outstanding  shares  upon  issuance.  In  addition,  a satisfactory  explanation  of a company's  intentions  must be  disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding.  Moreover, we would generally support the use of derivative instruments (e.g. put options and call options) as part of a share increase proposal absent any reason to the contrary.

Under certain circumstances where we believe it is important for shareholders to have an  opportunity  to maintain their  proportional  ownership,  we may oppose proposals  requesting  shareholder  approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20 percent of outstanding  share capital.  The authority  typically lapses  after one year.  AllianceBernstein  may vote  against  plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

6.   Authorize Share Repurchase                           For

We will  generally  support share  repurchase  proposals that are part of a well articulated and conceived capital strategy. We will assess proposals to give the
Board  unlimited  discretion  to  repurchase  shares  on a  case-by-case  basis.
Furthermore,  we would generally support the use of derivative instruments (e.g.
put options  and call  options)  as part of a share  repurchase  plan absent any reason to the contrary.

7.   Changes in Board Structure and
     Amending the Articles of Incorporation               For

Companies may propose  various  provisions  with respect to the structure of the
Board of Directors  including  changing the manner in which Board  vacancies are filled,  directors are nominated or the number of directors.  Such proposals may require  amending  the  charter  or  by-laws or  otherwise  require  shareholder approval.  In most  instances,  these  proposals  are not  controversial  nor an anti-takeover device. Therefore,  AllianceBernstein  generally votes in favor of such proposals.

Other changes in a company's  charter,  articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals.  However, we may oppose proposals that would  permit  the  management  to  establish  the size of the  board  outside a specified range without shareholder approval.

8.   Corporate Restructurings,
     Merger Proposals and Spin-offs                       Case-by-Case

Proposals requesting  shareholder approval of corporate  restructurings,  merger
proposals  and  spin-offs  are   determined  on  a   case-by-case   basis.   For
AllianceBernstein  accounts,  the views of the  research  analyst who covers the particular  company  and/or the portfolio  managers of the client  accounts with holdings in the company are weighed heavily. For Bernstein,  the Bernstein Proxy
Voting Committee,  in consultation  appropriate  Investment Policy Group and the research analyst, will determine how the proxy should be voted.

9.   Considering Non-Financial Effects                    Against
     of a Merger Proposal

We will oppose  proposals that require the Board to consider the impact a merger would have on groups  other than a company's  shareholders,  such as  employees, consumers,  business  partners,  and the

                                      B-99

communities  in which the company is located.  We expect that a company's  Board will act only in the best interest of its shareholders at all times.

10.  Director Liability and Indemnification               Case-by-Case

Some companies argue that increased  indemnification and decreased liability for directors  are  important  to ensure the  continued  availability  of  competent directors.  However,  others  argue  that  the risk of such  personal  liability minimizes the propensity for corruption and negligence.

Moreover, increased litigation against directors and an accompanying rise in the cost for directors  liability insurance has prompted a number of states to adopt laws that reduce a director's  liability for a breach of the  fiduciary  duty of care.  These state laws usually require  shareholder  approval of this statutory protection.

Generally, AllianceBernstein will support indemnification provisions that are in accordance  with state law.  AllianceBernstein  will vote in favor of  proposals adopting  indemnification  for directors  with respect to acts  conducted in the normal  course of  business.  We will  vote in favor of  proposals  that  expand coverage  for  directors  and  officers  in the event  their  legal  defense  is unsuccessful but where the director was found to have acted in good faith and in the best  interests of the  company.  We will oppose  indemnification  for gross negligence.

11.  Limitations of Liability of External                 Case-by-Case
     Statutory Auditors

In Japan,  companies may limit the liability of external  statutory  auditors in the event of a  shareholder  lawsuit.  However,  a vote by 3 percent  or more of shareholder can nullify these limits. We will review such proposals on a case by case basis,  considering  whether  such a provision is necessary to secure their appointment whether and it is clearly in shareholders interests.

12.  Executive and Employee Compensation Plans            Case-by-Case

Executive and employee compensation plans ("Compensation Plans") are designed to attract, hold and motivate good executives, employees and, increasingly, outside directors.  However, some plans are excessively generous and reward only a small percentage of top executives.

Compensation  Plans are the single most  common,  and perhaps the most  complex, item  shareholders  are called  upon to decide.  Additionally,  they are a major corporate expense and therefore warrant careful study.  Because each plan may be different,  it is necessary to look at the terms and conditions of each proposed plan to  ensure  that the  plan  properly  aligns  the long  term  interests  of management and shareholders.

AllianceBernstein  will review the  proposed  stock  option plans to ensure that shareholder  equity will not be excessively  diluted,  the exercise price is not below market  price on the date of grant,  and an  excessive  percentage  of the company's  shares are not granted but  unexercised  and/or  reserved under other plans (commonly referred to as "overhang").

Careful  consideration  is given to proposals  that seek approval of plans where the  dilution  level of the  proposed  option  plan,  together  with  all  other continuing  plans,  exceeds 10 to 20%. In addition,  we will scrutinize  closely
Compensation  Plans  that  permit  granting  in  excess  of  2%  of  the  shares outstanding  in a given year  (commonly  referred to as the "run rate") and will look favorably on plans that  specifically  restrict annual grants to below this level. We may also evaluate a company's run rate over the preceding

                                     B-100

three years,  taking into account grants of options as well as restricted stock.
We will generally oppose plans that permit repricing of underwater stock options without  shareholder  approval.  We  also  consider  other  factors  such as the company's performance and industry practice.

AllianceBernstein  will utilize  outside  proxy  advisory  services to assist in compiling the data relevant to our decision.

In some  markets  (e.g.  Australia)  compensation  plans may  permit  vesting of compensation  awards to be "retested" (i.e.  measured against their  performance benchmark) after a specified date. We will consider  approval of such plans on a case-by-case  basis,  considering the specific terms of the plan,  including the volatility of the industry and the number and duration of the retests.

Where disclosure relating to the details of employees or executive  compensation plans are inadequate or provided  without  insufficient  time for us to consider our vote,  we may  abstain or vote  against,  depending  on the  adequacy of the company's prior disclosures in this regard.  Where appropriate we may take other steps including raising the issue with the company directly.

13.  Stock Splits                                         Case-by-Case

Companies often seek shareholder  approval for stock splits in order to increase the liquidity of the common  stock,  by lowering the price,  thereby  making the stock more attractive to small investors.  AllianceBernstein will generally vote in favor of stock split proposals.

14.  Approve Remuneration Reports                         Case-by-Case

In certain markets,  (e.g.  Australia and the United  Kingdom),  publicly traded issuers are  required by law to submit for a  non-binding  shareholder  vote the company's  Remuneration  Report.  The report contains,  among other things,  the nature and amount of the  compensation  of the directors  and certain  executive officers as well as a discussion of the company's performance. AllianceBernstein will evaluate  Remuneration Reports on a case-by-case basis, taking into account the reasonableness of the company's  compensation  structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance based awards,  we  will  consider  the  specific  terms  of the  plan,  including  the volatility  of the industry  and the number and duration of the retests.  We may abstain or vote against a plan if  disclosure  of the  remunermation  details in inadequate or the report it is not provided to shareholders with sufficient time prior to the  meeting to  consider  its terms.  In  markets  where  remuneration reports are not required,  we will vote against shareholder proposals asking the board to adopt a policy that the company's shareholders be given the opportunity to vote on an  advisory  resolution  to  approve  the  compensation  committee's report.  This policy is based on our view that, absent compelling reasons to the contrary,  the  determination of the right amount and mix awards is best left to the board and its compensation committee,  which can be held accountable for its decisions through the election of directors.  Moreover,  subjecting a particular company to this  additional  approval,  when other companies in its industry are not,  could  place the  company  at a  competitive  disadvantage  in  attracting employees.

15.  Approve Remuneration for Directors and Auditors      Case-by-Case

We will vote on a case-by-case basis where we are asked to approve  remuneration for directors or auditors.  However, where disclosure relating to the details of such  remuneration is inadequate or provided  without  sufficient time for us to consider our vote, we may abstain or vote against,  depending on the adequacy of the company's prior  disclosures in this regard.  Where  appropriate we may take other steps including raising the issue with the company directly.

                                     B-101

16.  Approve Retirement Bonus for Directors               Case-by- Case

Retirement bonuses are normal practice in Japan. Companies seek approval to give the board authority to grant  retirement  bonuses for directors  and/or auditors and to leave the exact  amount of bonuses  to the  board's  discretion.  We will analyze  such  proposals  on  a  case-by-case  basis,  considering  management's commitment to maximizing shareholders value.

B.   MANAGEMENT PROPOSALS-ANTI-TAKEOVER ISSUES

1.   Blank Check Preferred Stock                          Against

A Blank Check  Preferred  Stock proposal is one that  authorizes the issuance of certain  preferred  stock at some  future  point in time and allows the Board to establish  voting,  dividend,  conversion,  and  other  rights  at the  time  of issuance.  While blank check preferred stock can provide a corporation  with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a poison pill defense,  or some other  entrenchment device.  Our concern is that once this stock has been  authorized,  shareholders have  no  further  power  to  determine  how  or  when  it  will  be  allocated.
Accordingly, we will generally oppose this type of proposal.

2.   Classified Boards                                    Against

A classified board typically is divided into three separate classes.  Each class holds office for a term of two or three  years.  Only a portion of the Board can be elected or replaced  each year.  Since this type of proposal has  fundamental anti-takeover implications, AllianceBernstein opposes the adoption of classified boards  unless  there is a  justifiable  financial  reason or where an  adequate sunset provision  exists.  However,  where a classified board already exists, we will not withhold  votes for directors who sit on such boards.  We will withhold votes for directors  that fail to implement  shareholder  approved  proposals to declassify boards.

3.   Fair Price Provisions                                Case-by-Case

A Fair Price Provision in the company's charter or by-laws is designed to ensure that each  shareholder's  securities  will be purchased at the same price if the corporation  is  acquired  under a plan  not  agreed  to by the  Board.  In most instances,  the  provision  requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing  provisions  attempt to prevent the "two-tiered front loaded offer"
where the  acquirer of a company  initially  offers a premium  for a  sufficient percentage  of shares of the company to gain control and  subsequently  makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer.  The two-tiered  approach is coercive as it  compels a  shareholder  to sell his or her  shares  immediately  in order to receive the higher  price per share.  This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

AllianceBernstein  will consider fair price provisions on a case-by-case  basis.
We will vote  against any  provision  where there is  evidence  that  management intends  to use the  provision  as an  anti-takeover  device as well as any fair price  provision  where the  shareholder  vote  requirement  is  greater  than a majority of disinterested  shares (i.e. shares beneficially owned by individuals other than the acquiring party).

                                     B-102

4.   Limiting a Shareholder's Right to                    Against
     Call Special Meetings

Companies contend that limitations upon the shareholders'  right to call special meetings are needed to prevent minority  shareholders from taking control of the company's  agenda.  However,  such limits also have  anti-takeover  implications because they prevent a shareholder or a group of shareholders  who have acquired a significant  stake in the company from forcing  management  to address  urgent issues such as the potential sale of the company.  Because most states  prohibit shareholders  from  abusing  this  right,  we  see  no  justifiable  reason  for management to eliminate this  fundamental  shareholder  right.  Accordingly,  we generally will vote against such proposals.

5.   Limiting a Shareholder's Right to                    Against
     Act by Written Consent

Action by written consent  enables a large  shareholder or group of shareholders of a company to initiate votes on corporate matters prior to the annual meeting.
AllianceBernstein believes this is a fundamental shareholder right and therefore will oppose proposals that seek to eliminate or limit this right. Conversely, we will support shareholder proposals seeking to restore these rights.

6.   Supermajority Vote Requirements                     Against

A supermajority  vote requirement is a charter or by-law  requirement that, when implemented,  raises the percentage  (higher than the customary simple majority)
of  shareholder  votes  needed to approve  certain  proposals,  such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of
Incorporation.

In most  instances,  AllianceBernstein  will  oppose  these  proposals  and will support  shareholder  proposals that seek to reinstate the simple  majority vote requirement.

7.   Reincorporation                                      Case-by-Case

AllianceBernstein   performs  a  case-by-case  review  of  proposals  that  seek shareholder  approval to  reincorporate  in a different  state or country taking into consideration management's stated reasons for the proposed move.

There are many valid business  reasons a corporation may choose to reincorporate in another jurisdiction.  For example,  corporations may choose to reincorporate to  another  state  after a  restructuring  or a  merger  or they  may  seek the flexibility  certain states offer when  organizing and operating a corporation's internal governance. Delaware is the state most often selected. However, in many cases a  reincorporation  proposal  is an  attempt  by the  corporation  to take advantage of a particular state's anti-takeover statute.

Careful  scrutiny  will  also be  given  to  proposals  that  seek  approval  to reincorporate  outside the United  States to  countries,  such as Bermuda,  that serve as tax havens.  AllianceBernstein recognizes that such provisions can help facilitate the growth of a company's non-US business and can potentially benefit shareholders  when a company  lowers its tax  liability.  When  evaluating  such proposals,  AllianceBernstein  considers  factors  such as the  location  of the company's  business,  the  statutory  protections  available  in the  country to enforce  shareholder rights and the tax consequences to shareholders as a result of the reincorporation.

                                     B-103

8.   Issuance of Stock with Unequal Voting Rights         Against

Proposals  seeking  shareholder  approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover device. These proposals are frequently  structured as a dual class  capitalization plan that establishes two classes of stock.  To  encourage  shareholders  to  approve  plans  designed  to concentrate  voting  power in the hands of  insiders,  some  plans  give  higher dividends to shareholders willing to exchange shares with superior voting rights for shares with inferior voting rights.

Unequal  voting rights plans are designed to reduce the voting power of existing shareholders  and concentrate a significant  amount of voting power in the hands of  management.  In the  majority  of  instances,  they  serve  as an  effective deterrent to takeover attempts.  AllianceBernstein deems such plans unacceptable and in most  instances  will vote against these  proposals.  Similarly,  we will
support  shareholder   proposals  that  seek  to  eliminate  dual  class  voting
structures.

9.   Elimination of Preemptive Rights                     Case-by-Case

Preemptive  rights  allow the  shareholders  of the company to buy newly  issued shares  before  they are  offered  to the  public  in order  to  maintain  their percentage  ownership.  AllianceBernstein  believes  preemptive  rights  are  an important  shareholder  right and  therefore  careful  scrutiny must be given to management's attempts to eliminate them. However, since preemptive rights can be prohibitively  costly to widely held companies,  the benefit of such rights will be weighed against the economic effect of maintaining the right.

10.  Other Business                                       Against

Proposals such as this allow  management to act on issues that  shareholders may raise at the annual  meeting.  Since it is impossible to know what issues may be raised, AllianceBernstein will vote against such proposals.

C.   SHAREHOLDER PROPOSALS-CORPORATE GOVERNANCE ISSUES

1.   Submit Company's Shareholder Rights
     Plan to Shareholder Vote                             For

Most  shareholder  rights  plans  (also  known as  "poison  pills")  permit  the shareholders  of a target  company  involved  in a hostile  takeover  to acquire shares  of that  company,  the  acquiring  company,  or both,  at a  substantial discount  once a  "triggering  event"  occurs.  A triggering  event is usually a hostile  tender  offer or the  acquisition  by an  outside  party  of a  certain percentage of the company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting  rights of the potential  acquirer once the plan is triggered.  A shareholder  rights plan is  designed to  discourage  potential  acquirers  from acquiring  shares to make a bid for the issuer.  We believe that  measures  that impend  takeovers  or  entrench  management  not only  infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.

AllianceBernstein  will support  shareholder  proposals that seek to require the
company  to  submit  a   shareholder   rights  plan  to  a   shareholder   vote.
AllianceBernstein  will evaluate on a case-by-case  basis proposals to implement or eliminate a rights plan.

                                     B-104

2.   Implement Confidential Voting                        For

Proponents  of  confidential  voting argue that proxy voting should be conducted under  the same  rules of  confidentiality  as  voting  in  political  and other elections -- by secret ballot,  with an independent party verifying the results.
Supporters of these  proposals  argue that open balloting  allows  management to re-solicit  shareholders and to urge--or  sometimes  coerce--them  into changing their votes.  Opponents argue that  confidential  voting makes it more difficult for a company to garner the  necessary  votes to  conduct  business  (especially where  a  supermajority  vote  is  required)  because  proxy  solicitors  cannot
determine  how  individual   shareholders  voted.   AllianceBernstein   supports
confidential voting because we believe that voting on shareholder matters should be free of any  potential  for coercion or undue  influence  from the company or other interested parties.

3.   Adopt Cumulative Voting                              Against

Cumulative  voting  is  a  method  of  electing   directors  that  enables  each
shareholder  to  multiply  the  number  of his or her  shares  by the  number of directors  being voted upon. A shareholder may then cast the total votes for any one  director or a selected  group of  directors.  For  example,  A holder of 10 shares normally casts 10 votes for each 12 nominees to the Board thus giving him
120 (10 x 12) votes.  Under cumulative  voting, the shareholder may cast all 120 votes for a single nominee,  60 for two, 40 for three, or any other  combination that the shareholder may choose.

AllianceBernstein  believes that cumulative  voting provides a  disproportionate voice to minority  shareholders  in the affairs of a company.  Therefore we will generally vote against such proposals, and for management proposals to eliminate
it.

4.   Anti-Greenmail Proposal                              For

Greenmails,  commonly referred to as "legal corporate  blackmail",  are payments made  to  a  potential  hostile  acquirer  who  has  accumulated  a  significant percentage of a company's  stock.  The company  acquires the raider's stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice  discriminates  against all other  shareholders as only the hostile party receives  payment which is usually at a substantial  premium over the market value of its shares.  These  proposals seek to prevent  greenmail by adopting  amendments to the  company's  charter or by-laws that limit the board's  ability to acquire blocks of the company's stock at above- market prices.

AllianceBernstein will vote in favor of an anti-greenmail  proposal provided the proposal has no other management initiated anti-takeover features.

5.   Opt Out of State Anti-takeover Law                   Case-by-Case

Many states have enacted  anti-takeover  laws  requiring an acquirer to obtain a supermajority  of a company's stock in order to exercise  control.  For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company's stock before the bidder can exercise control.  Such laws represent a formidable  takeover defense for companies  because by simply placing 15% of the stock in "friendly" hands, a company can block an otherwise  successful takeover attempt that may be in the best  interests of the  shareholders.  These statutes often allow  companies to opt-out of this law with the approval of a majority of the outstanding shares.

Shareholders  proposing opt-out  resolutions argue that these anti-takeover laws grant the Board too much power to  determine a matter that should be left to the shareholders.  Critics of such  proposals  argue that

                                     B-105

opt-out provisions do not prevent  takeovers,  but rather provide the Board with an  opportunity  to  negotiate  a better deal for all  shareholders.  Since each state's anti-takeover laws are different, and must be considered in the totality of  all  of a  company's  takeover  defenses,  AllianceBernstein  reviews  these proposals on a case-by-case basis.

6.   Equal Access to the Proxy                            For

These  proposals  ask companies to give  shareholders  equal access to the proxy materials in order to state their views on various proxy issues.

Proponents argue that, as owners,  shareholders  should have access to the proxy materials.  While SEC rules provide for the inclusion of shareholder resolutions in the proxy  materials,  there are a number of handicaps,  such as the 500-word limit on a proponent's  written  argument and limits on the subjects that can be addressed.  By contrast,  management ability to comment on shareholder proposals is unlimited.

Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy  statement  and the right to  suggest  director  candidates  to the nominating  committee).  Furthermore,  it would be  unworkable to open the proxy process,  management  argues,  because of the large number of shareholders  that might  wish to  comment  and it would be  impossible  to screen  out  "nuisance"
proposals.

AllianceBernstein  supports resolutions calling for enhancement of shareholders'
ability to access proxy materials to ensure that proxy statements are written in a manner that allow for reasonable  consideration by shareholders.  However,  we believe  access should still be limited to  discourage  proposals put forward by shareholders who may have their own agenda or who otherwise do not have the best interests of all shareholders in mind.

7.   Open Access to Proxy                                 Case-by-Case

In October 2003,  the SEC proposed new rules that would,  upon the occurrence of specific "triggering  events",  give certain shareholders the ability to include their nominees for a company's board in the proxy statement. Access to the proxy would be triggered if:

     o    One or more directors  receives  withhold  votes  exceeding 35% of the votes cast; or

     o    A shareholder  proposal  seeking access to the proxy is submitted by a shareholder  (or  group of  shareholders)  who hold at least 1% of the shares and the proposal is approved by a majority of votes cast.

Once access to the proxy is triggered, shareholders that own more than 5% of the company's  securities  will be  eligible  to  nominate  a director  nominee  (or nominees  depending  on the size of the  board).  Nominating  shareholders  must intend to  continue  to hold these  securities  through the meeting at which the election of directors is held.

While  this rule has not been  adopted  (and its  future  remains  in  question)
shareholders  may  request  that a  company  voluntarily  submit to some type of open-access.  AllianceBernstein  will analyze such  proposals on a  case-by-case basis,  considering,  among other  things,  the  proponent's  rationale  for the proposal.  At companies  where we believe the proposal is  appropriate,  we will generally  support  proposals  that are modeled after the SEC proposed rule, but only if the open access is triggered if one or more directors  receives withhold votes for 50% or more (as  opposed to 35%) of the votes cast.  Further,  we will oppose

                                     B-106

plans that  require  the  nominating  shareholder  to intend to hold  securities through the meeting at which the election of directors will be considered.

From time to time we may receive  requests to join with other  shareholders  for purposes of meeting an ownership requirement necessary to nominate a director or take some other shareholder action.  Similarly, we may receive other requests to join a voting block for purposes of influencing  management.  However, where the requesting  party  has a  business  relationship  with  AllianceBernstein  (e.g.
client),  agreeing to such a request may pose a potential  conflict of interest.
Because  as a  fiduciary  we have an  obligation  to vote  proxies  in the  best interest of our clients  (without  regard to our own interests in generating and maintaining  business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

As a matter of policy,  AllianceBernstein  will decline requests to be part of a group of  shareholders  for purposes of meeting the ownership  requirements  for nominating a director.

8    Submit Golden Parachutes/Severance Plans
     to a Shareholder Vote                                For

Golden  Parachutes  assure  key  officers  of a company  lucrative  compensation packages  if the  company is acquired  and/or if the new owners  terminate  such officers.  AllianceBernstein  recognizes  that  offering  generous  compensation packages  that are  triggered by a change in control may help attract  qualified officers.  However,  such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders thereby serving as a constructive anti-takeover mechanism.  Accordingly, we will support proposals to submit severance plans (including  supplemental  retirement plans) that exceed 2.99 times the sum of an executive officer's base salary plus bonus and that are  triggered by a change in control to a  shareholder  vote but will review proposals to ratify or redeem such plans on a case-by-case basis.

9.   Submit Golden Parachutes/Severance Plans to a Shareholder
     Vote Prior to being Negotiated by Management         Against

AllianceBernstein   believes  that  in  order  to  attract  qualified  employees companies must be free to negotiate  compensation  packages without  shareholder interference.  Shareholders  must  then be given an  opportunity  to  analyze  a compensation  plan's  final,  material  terms in order to  ensure  it is  within acceptable limits. Accordingly, we will oppose proposals that require submitting severance  plans and/or  employment  contracts for a  shareholder  vote prior to being negotiated by management.

10.  Disclose Executive and Director Pay                  For

Generally,  AllianceBernstein votes for shareholder proposals seeking additional
disclosure  of  executive  and  director  compensation.   This  policy  includes
proposals  that  seek  to  specify  the   measurement   of   performance   based
compensation.  In the U.S., the SEC has adopted rules to increase  disclosure of executive and director  compensation.  Compliance with the new rules is required for proxy statements filed on or after December 15, 2006. For companies  subject to these rules we will  consider  proposals  seeking  disclosure  exceeding  SEC regulations  on  a  case-by-case,  analyzing  whether  there  are  any  relevant disclosure concerns.

                                     B-107

11.  Limit Executive Pay                                  Against

AllianceBernstein  believes  that  management,  within  reason,  should be given latitude  in  determining  the mix and types of awards it  offers.  We will vote
against  shareholder   proposals  to  limit  executive  pay  that  we  deem  too
restrictive.

12.  Performance Based Stock Option Plans                 Case-by-Case

Shareholder proposals such as these require a company to adopt a policy that all or a portion of future stock options granted to executives be performance based.
Performance  based options  usually take the form of indexed  options (where the option  sale  price is  linked  to the  company's  stock  performance  versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance  vesting options
(where options vest when the company's  stock price exceeds a specific  target).
Proponents  argue  that  performance  based  options  provide an  incentive  for executives to outperform the market as a whole and prevent management from being
rewarded  for  average  performance.   While  AllianceBernstein   believes  that
management,  within reason,  should be given latitude in determining the mix and types of awards it  offers,  we  recognize  the  benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance  based, we will generally  support proposals that require a portion of options granted to senior executives be performance  based.  However,  since performance based options can also result in  unfavorable  tax  treatment  and the company may already have in place an option plan that  sufficiently ties executive stock option plans to the company's performance, we will consider such proposals on a case-by-case basis.

13.  Mandatory Holding Periods                            Against

AllianceBernstein  will vote against  shareholder  proposals asking companies to require a holding period after exercise for executive stock options.

14.  Submit Option Repricing to a Shareholder Vote        For

Repricing  underwater  options reduces the incentive value of stock compensation plans and dilutes shareholder value.  Consequently,  AllianceBernstein  supports shareholder proposals to seek to require a company to submit option repricing to a shareholder vote.

15.  Expensing Stock Options                              For

AllianceBernstein  recognizes that stock options have become a significant  part of the compensation structure of many companies.  Critics argue that since there is no uniform  method of accounting  for options,  expensing  them may distort a company's  income statement in comparison to its competitors that do not expense them.  However,  we believe  that not  expensing  options  may lead to a similar distortion as we view options as a large company expense.  Accordingly,  we will support shareholder proposals requiring companies to expense stock options.

16.  Exclude Pension Income from
     Performance Based Compensation                       For

AllianceBernstein  is aware  that  companies  may seek to  artificially  inflate earnings based on questionable  assumptions  about pension  income.  Even though these practices are acceptable under the relevant  accounting  rules, we believe that pension income is not an acceptable way to increase  executive pay and

                                     B-108

that  management's  discretion  in  estimating  pension  income  is a  potential conflict of interest. Accordingly, we will support such proposals.

17.  Majority of Independent(8) Directors                 For

The Board of Directors has a duty to act in the best interest of shareholders at all times.  AllianceBernstein  believes that these  interests are best served by having  directors  who  bring  objectivity  to the  company  and are  free  from potential conflicts of interests.  Accordingly,  AllianceBernstein  will support proposals seeking a majority of independent directors on the board. While we are aware  of the  listing  requirements  of the  NYSE  and  NASDAQ  (which  require companies  to  have  a  majority  of  independent  directors  on  their  board),
AllianceBernstein will support such proposals regardless of where the company is listed.

18.  Majority of Independent Directors                    For
     on Key Committees

In order to ensure that those who  evaluate  management's  performance,  recruit
directors  and  set  management's   compensation  are  free  from  conflicts  of
interests,   AllianceBernstein   believes  that  the  audit(9)   nominating  and
compensation  committees should be composed of a majority of independent outside directors. While we are aware of the listing requirements of the NYSE and NASDAQ
(that  require  fully  independent  nominating  and  compensation   committees),
AllianceBernstein will support such proposals regardless of where the company is listed.  However, in order to allow companies an opportunity to select qualified candidates  for  these  important  board  positions,  at this  time we will  not withhold votes for inside directors that sit on these committees.

19.  Separate Chairman and CEO                            For

We believe  that a combined  chairman  and CEO  position  raises doubt as to the
objectivity  of  the  board  towards   evaluating  the   performance  of  senior
executives.  Therefore, we will generally vote in favor of proposals to separate the two positions.  However,  companies may have governance  structures in place that can  satisfactorily  counterbalance a combined position.  Furthermore,  for companies  with smaller  market  capitalizations  separate  positions may not be practical. We will vote against proposals which require the position of chairman to be held by an independent director.

20.  Separating Auditors and Consultants                  Case-by-Case

We  believe  that a  company  serves  its  shareholders'  interest  by  avoiding
potential   conflicts  of  interest  that  might  interfere  with  an  auditor's independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of
2002 attempted to address these concerns by  prohibiting  certain  services by a company's  independent  auditors and requiring  additional  disclosure of others services.

AllianceBernstein will evaluate on a case-by-case basis proposals that go beyond the SEC rules by prohibiting  auditors from performing other non-audit  services or calling for the Board to adopt a policy to ensure auditor independence.
-----------

(8)  The purposes of this manual, an independent  director is one that meets the requirements  of  independence  pursuant  to the listing  standards  of the exchange on which the common stock is listed.

(9)  Pursuant to the SEC rules,  adopted as directed by the  Sarbanes-Oxley  Act
     2002, as of October 31, 2004 US listed issuers must have fully  independent audit committee.

                                     B-109

We will take into  consideration the policies and procedures the company already has in place to ensure auditor  independence  and non-audit fees as a percentage of total fees paid to the auditor.

21.  Limit Term of Directorship                           Against

Such proposals limit the term a director may serve on a Board to a set number of years.  Proponents  believe that this will enable new ideas to be  introduced to the company. Opponents argue that director turnover increases the instability of the Board.  AllianceBernstein  believes  that a director's  qualifications,  not length of service, should be the only factor considered.

22.  Stock Ownership Requirement                          Against

These  proposals  require  directors to own a minimum amount of company stock in order to qualify  as a  director,  or to remain on the Board.  AllianceBernstein does not  believe  stock  ownership  is  necessary  to align  the  interests  of directors and shareholders. Accordingly, we will oppose these proposals.

23.  Pay Directors Only in Stock                          Against

AllianceBernstein  does not believe  that share  ownership is the only way for a director to align his or her interests with those of the shareholders.  Further, we believe that  management  should be given latitude in determining the mix and types of compensation it offers its directors. Accordingly, we will oppose these proposals.

24.  Require Two Candidates for Each Board Seat           Against

AllianceBernstein  believes that  proposals  such as these are  detrimental to a company's ability to attract highly qualified candidates.  Accordingly,  we will oppose these proposals.

25.  Rotation of Locale for Annual Meeting                Against

Proponents contend that the site of the annual meeting should be moved each year to a  different  locale in order to allow as many  shareholders  as  possible to attend  the  annual  meeting.  AllianceBernstein  believes  the  location  of  a company's  annual meeting is best left to the  discretion of management,  unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for  shareholders  to participate in the meeting.

26.  Majority Votes for Directors                         For

AllianceBernstein  believes that good corporate governance requires shareholders to have a  meaningful  voice in the affairs of the  company.  This  objective is strengthened  if directors  are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld. Although we recognize that there are potentially unanswered questions were a company to adopt a majority  voting  provision  (e.g. how board vacancies  would be filled in the event a director  fails to obtain the required number of votes) we believe that majority voting provisions will lead to greater director  accountability.  Therefore, we will support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for  plurality  voting in contested  elections  where the number of nominees exceeds the number of directors to be elected.

                                     B-110

27.  Recovery of Performance Based Compensation           For

We generally support shareholder  proposals requiring the Board to seek recovery of performance based  compensation  awards to senior management and directors in the event of a financial  restatement  (whether for fraud or other reasons) that resulted in their failure to achieve past performance  targets.  In deciding how to vote, we will consider the adequacy of existing company  clawback policy,  if any.

28.  Establish Other Board Committees                     Against

We believe the board should have the discretion to establish committees it deems necessary to allow for an effective corporate structure. Therefore, we will vote against shareholder proposals asking for new committees to be established (which are often  proposed  to  address  specific  shareholder  issues)  as they  would potentially create unnecessary additional processes.

29.  Reimbursement of Shareholder                         Against

Proposal Expenses

Shareholder  proposals  such as these would  require  companies to reimburse the expenses of  shareholders  who submit  proposals  that receive a majority  votes cast. Generally, we will vote against these proposals.

D.   SHAREHOLDER PROPOSALS- SOCIAL  RESPONSIBILITY,  ENVIRONMENTAL AND POLITICAL
     ISSUES

1.   Introduction

These types of shareholder  proposals often raise  controversial  issues and may have both a financial  and  non-financial  impact on the  company.  Accordingly, except  as noted  below  AllianceBernstein  will  assess  these  proposals  on a case-by-case basis.

We recognize that the effect of certain polices on a company may be difficult to quantify,  but nevertheless  they do affect the company's long term performance.
Long  term  value  creation  is our  overriding  concern  in these  matters.  We therefore  consider the impact of these  proposals on the future earnings of the
company.   AllianceBernstein   will  vote  against  proposals  that  are  unduly
burdensome or result in unnecessary  and excessive  costs to the company with no discernable  benefits  to  shareholders.  We may  abstain  from voting on social
proposals  that  do  not  have  a  readily  determinable   financial  impact  on
shareholder  value. Set forth below are recent examples of issues that we may be required to address.

2.   SOCIAL ISSUES

     a.   Tobacco

There is perhaps no issue more controversial than tobacco,  due to the increased negative media attention and heightened concern not only of doctors and smokers, but of nonsmokers,  politicians, public health and child welfare advocates. With this backdrop, tobacco companies and even non-tobacco companies with ties to the industry have seen a marked increase in proposals seeking greater responsibility and social consciousness from management.

Proposals relating to tobacco issues range from issuing warnings on the risks of environmental  tobacco smoke and risks of smoking-related  diseases,  to linking executive compensation with reductions in teen smoking.

                                     B-111

     b.   Report on Workplace Diversity and/or Employment Policies

Equal employment refers to the hiring and promotion of women, minorities and the handicapped  in the work force.  Resolutions  generally  ask companies to report progress  in  complying  with  affirmative  action  laws.  Proponents  of  equal employment  opportunity  resolutions  support  additional  reporting in order to sensitize  companies to the issue and provide a measurement  of  performance  in this area. We will give careful  consideration to whatever  policies are already in place at the company.

     c.   Amend EEO Statement to                          For
          Include a Reference to Sexual Orientation

We will  vote in favor of  proposals  requiring  a  company  to amend  its Equal
Opportunity Employment policies to specifically reference sexual orientation.

     d.   Sweatshops

These proposals ask companies to issue reports on their corporate  standards for doing business  abroad and to adopt  mechanisms for ensuring  vendor  compliance with these standards.  The standards include policies to ensure that workers are paid  sustainable  living  wages,  and to ensure that  children  are not used as forced  labor.  We will give  careful  consideration  to whatever  policies  are already in place at the company.

     e.   Animal Testing

These  proposals ask  companies to reduce  reliance on animal tests for consumer product safety.  Proponents of the resolutions argue that animals are needlessly being  subjected  to painful  tests,  and that  companies  should be required to disclose information on the numbers of animals tested, the types of animals used and the types of tests performed.  Opponents,  on the other hand, argue that the disclosure requirements of the U.S. Department of Agriculture are sufficient and that some testing is still necessary to avoid product liability suits.

     f.   Genetically Altered or Engineered Food

These  proposals  seek  to  require  companies  to  label  genetically  modified organisms in a company's  products or in some cases  completely  eliminate their use.  Proponents argue that such measures should be required due to the possible health and safety issues  surrounding the use of such products.  Opponents point out that the use of such  products help improve crop  productivity,  there is no evidence  that such products  pose a safety  hazard and that  implementing  such proposals that could have immediate negative economic effects on the company.

     g.   Plant Closings

These proposals ask companies to create or expand  programs to relocate  workers displaced by a plant  closing.  Supporters  of plant closing  resolutions  argue management  should be more  sensitive to  employees  both during the decision on closing a plant and in efforts at relocation.  Companies  generally respond that they  already  have  programs to  accommodate  displaced  workers.  In addition, federal law now  requires 60 days'  advance  notice of a major plant  closing or layoff and a number of states also have applicable regulations.

                                     B-112

     h.   Bank Lending in Developing Countries

These  shareholder  proposals call on banks to change their lending  policies in order to benefit social peace,  economic growth and endangered natural resources in developing  countries.  Supporters of these  resolutions ask banks to forgive some of the loans because most U.S. banks have already increased their loan-loss reserves to cover  possible  losses,  and that this is already  reflected in the stock price.  Opponents argue that banks cannot become charitable  institutions, and that to forgive debt would simply  exacerbate  and prolong basic  structural economic problems among the debtor countries.

     i.   Pharmaceutical Pricing

Proposals  such  as  these  seek to  require  a  company  to  implement  pricing restraints to make prescription drugs more affordable,  both domestically and in third-world  countries.  Proponents argue that drug prices in the United States, considered  to be among the highest in the world,  make  adequate  medical  care inaccessible  to those other than the most  affluent.  Critics of such proposals argue that artificial price controls would reduce revenues,  deter investors and ultimately reduce funds available for future research and development.

3.   ENVIRONMENTAL ISSUES

Environmentalists have launched nationwide campaigns over the past three decades in an effort to preserve and protect the natural resources of the United States.
Greater emphasis is being placed on the  responsibility  of industry to preserve these natural  resources by modifying or  eliminating  ecologically  destructive activities.  Increasingly,  corporations  are  asked  to be more  responsive  to environmental concerns.

     a.   The CERES Principles

Many environmental  proposals include a recommendation  that companies adopt and report  their  compliance  with the  Coalition  of  Environmentally  Responsible
Economies  (the  "CERES"  Principles).  The  CERES  Principles  are a set of ten
principles committing the company to environmental improvement. Proponents argue that  endorsement  of the  CERES  principles  gives  a  company  greater  public credibility than standards  created by industry or government  regulation alone.
Companies argue that  implementing  the CERES  Principles only duplicates  their current environmental policies and is an additional cost to the company.

     b.   Nuclear Waste Disposal

These  resolutions  ask  companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal.  Proponents argue that,  because  the  life  span of  certain  waste  byproducts  exceeds  current containment  capabilities,  the  industry  should begin  concentrating  on waste management and disposal. While opponents acknowledge the need for research, they contend  that the problem is  overstated,  and that some  suggested  containment programs are unnecessarily expensive.

4.   POLITICAL ISSUES

     a.   Implement the MacBride Principles in Northern Ireland

The MacBride  Principles aim to fight  discriminatory  anti-Catholic  employment practices in the British state of Northern  Ireland.  The  Principles  encourage
U.S.  companies to actively recruit Catholic  employees

                                     B-113

and where  possible groom them for  management  responsibilities.  Companies are also asked to ensure job security for their  Catholic  employees  and to abolish the use of inflammatory religious emblems.

Supporters  argue that the  Macbride  Principles  effectively  address  Northern
Ireland's  inequalities in employment (in Northern Ireland,  unemployment  among
Catholic men is twice as high as among Protestant men).  Opponents  contend that
the  adoption  of  the  MacBride   Principles   is  itself  a  form  of  reverse
discrimination,  which may  violate  British  law.  The  British  government  is concerned  that adoption may increase the "hassle  factor" of doing  business in the  economically  troubled  area,  as  well as  reduce  the  attractiveness  of investments.

     b.   Reports on Corporate and Subcontractor Operations in Northern Ireland

These  proposals  request that corporate  Boards submit a report to shareholders outlining the company's,  or its  subcontractors',  labor  practices in Northern
Ireland.  Supporters  argue  that such  proposals  could  encourage  fair  labor practices  within Northern  Ireland,  and provide a means for companies to align their  worldwide  stance on  employment  with the position they hold in America.
Opponents contend that current anti-discrimination  regulation is sufficient and that providing one more report (which some companies consider a burdensome task)
will do little to alleviate Northern Ireland's religious tensions.

     c.   Military Issues

These  proposals  ask  companies  involved in military  production  to report on future plans and to diversify or convert to the production of civilian goods and services.  Opponents of these  resolutions  are concerned that conversion is not economically  rational,  and view the proposals as intrusions into  management's decision-making prerogative.  Opponents also point to the imperative of a strong defense as reason enough to continue military production.

     d.   Reporting Political/Charitable Contributions

These shareholder resolutions typically ask for greater disclosure of charitable and political contributions. By requiring reports to shareholders, proponents of these shareholder  resolutions  contend investors can help police wrongdoings in the  political  system.  Critics  of  these  proposals  contend  that  reformers overstate  the  problem  and  that a  company  should  play  an  active  role in expressing its opinion about relevant legislation.

Shareholder proposals relating to charitable contributions often seek to require companies to report on or restrict charitable contributions.  Proponents of such proposals  argue  that  charitable  contributions  are an  inappropriate  use of company  assets  since  the  purpose  of any  corporation  is to make a  profit.
Opponents argue that charitable  contributions  are a useful means for a company to create goodwill. They believe management is in the best position to determine which charities are deserving and are against proposals that seek to promote the special interests of a particular shareholder.

                                     B-114

 Proxy Voting Guideline Summary

Management Proposals - Business Financial Issues

--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
          Issue                                                         For     Against      Case-by-Case      Abstain
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
1.        Election of Directors                                         v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
1a.       Controlled Company Exemption                                                       v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
1b.       Voting for Director Nominees in a Contested Election                               v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
2         Appointment of Auditors                                       v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
3.        Approval of Financial Statements                              v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
4.        Approval of Statutory Auditors                                v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
5.        Increase Authorized Common Stock                                                   v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
6.        Authorize Share Repurchase                                    v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
7.        Changes in Board Structure and Amending the Articles of       v
          Incorporation
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
8.        Corporate Restructurings, Merger Proposals and Spin-offs                           v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
9.        Considering Non-Financial Effects of a Merger Proposal                v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
10.       Director Liability and Indemnification                                             v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
11.       Limitation of Liability of External Statutory Auditors                             v

--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
12.       Executive Compensation Plans                                                       v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
13.       Stock Splits                                                                       v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
14.       Approve Remuneration Reports                                                       v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
15.       Approve Remuneration for Directors and Auditors                                    v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------
16.       Approve Retirement Bonus for Directors                                             v
--------- ------------------------------------------------------------- ------- ------------ ----------------- ------------

Management Proposals - Anti-Takeover Issues

--------- ------------------------------------------------------------- -------- ----------- ----------------- -------------
          Issue                                                         For      Against     Case-by-Case      Abstain
--------- ------------------------------------------------------------- -------- ----------- ----------------- -------------
1.        Blank Check Preferred Stock                                            v
--------- ------------------------------------------------------------- -------- ----------- ----------------- -------------
2.        Classified Boards                                                      v
--------- ------------------------------------------------------------- -------- ----------- ----------------- -------------
3.        Fair Price Provisions                                                              v
--------- ------------------------------------------------------------- -------- ----------- ----------------- -------------
4.        Limiting a Shareholder's Right to Call Special Meetings                v
--------- ------------------------------------------------------------- -------- ----------- ----------------- -------------
5.        Limiting a Shareholder's Right to Act by Written Consent               v
--------- ------------------------------------------------------------- -------- ----------- ----------------- -------------
6.        Supermajority Vote Requirements                                        v
--------- ------------------------------------------------------------- -------- ----------- ----------------- -------------
7.        Reincorporation                                                                    v
--------- ------------------------------------------------------------- -------- ----------- ----------------- -------------
8.        Issuance of Stock with Unequal Voting Rights                           v
--------- ------------------------------------------------------------- -------- ----------- ----------------- -------------
9.        Elimination of Preemptive Rights                                                   v
--------- ------------------------------------------------------------- -------- ----------- ----------------- -------------
10.       Other Business                                                         v
--------- ------------------------------------------------------------- -------- ----------- ----------------- -------------

                                     B-115

Shareholder Proposals - Corporate Governance Issues

--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
          Issue                                                          For     Against     Case-by-Case      Abstain
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
1.        Submit a Shareholder Rights Plan to a Shareholder Vote         v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
2.        Implement Confidential Voting                                  v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
3.        Adopt Cumulative Voting                                                v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
4.        Anti-Greenmail Proposal                                        v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
5.        Opt out of State Anti-takeover law                                                 v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
6.        Equal Access to Proxy                                          v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
7.        Open Access to Proxy                                                               v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
8.        Submit Severance Plans (Golden Parachutes)                     v
          to a Shareholder Vote
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
9.        Submit Severance Plans (Golden Parachutes) and/or Employment           v
          Agreements to a Shareholder Vote Prior to being Negotiated by Management
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
10.       Disclose Executive and Director Pay                            v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
11.       Limit Executive Pay                                                    v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
12.       Performance Based Stock Option Plans                                               v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
13.       Mandatory Holding Periods                                              v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
14.       Submit Option Reprising to a Shareholder Vote                  v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
15.       Expensing Stock Options                                        v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
16.       Exclude Pension Income from Performance Based Compensation     v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
17.       Majority of Independent Directors                              v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
18.       Majority of Independent Directors on Key Committees            v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
19.       Separate Chairman and CEO                                      v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
20.       Separating Auditors and Consultants                                                v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
21.       Limit Term of Directorships                                            v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
22.       Stock Ownership Requirement                                            v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
23.       Pay Directors Only in Stock                                            v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
24.       Require Two Candidates for Each Board Seat                             v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
25.       Rotation of Locale for Annual Meeting                                  v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
26.       Majority Votes for Directors                                   v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
27.       Recovery of Performance Based Compensation                     v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
28        Establish other Board Committees                                       v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------
29        Reimbursement of Shareholder Proposal Expenses                         v
--------- -------------------------------------------------------------- ------- ----------- ----------------- -------------

                                     B-116

Shareholder Proposals - Social, Environmental and Political Issues

Except  as  noted  below,  AllianceBernstein  votes  on  these  proposals  on  a case-by-case basis.  AllianceBernstein  will vote against shareholder  proposals that will cause the company to incur  excessive or unnecessary  expenses and may abstain from shareholder proposals that are unlikely to have any economic effect on company's business or financial conditions.

--------- --------------------------- ----- ---------- ------------- -----------
                                      For   Against    Case-by-Case  Abstain
--------- --------------------------- ----- ---------- ------------- -----------
2c.       Amend EEO Statement to
          Include a Reference to      v
          Sexual Orientation
--------- --------------------------- ----- ---------- ------------- -----------

                                     B-117

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                     Proxy Voting Conflict of Interest Form

Name of Security:__________________________________________

Date of Shareholder Meeting:______________________________

Short description of the conflict
(client, mutual fund distributor, etc):___________________

1.   Is our proposed vote on all issues  consistent with our stated proxy voting policy?

          Yes                No

If yes,  stop here and sign  below as no  further  review is  necessary.  If no, please attach any documentation supporting the proxy voting decision.

List the  issue(s)  where our  proposed  vote is contrary  to our stated  policy
(director election, cumulative voting, equity compensation plan, etc):

________________________________________________________________________________

     3.   Describe any substantive contact with any interested outside party and
          the  proxy  voting  committee  or  an   AllianceBernstein   investment
          professional that was material to our voting decision?  Please include date,  attendees,  titles,  organization  they  represent  and  topics discussed. If there was no such contact, write "None" below:

________________________________________________________________________________

                                     B-118

4.   Is our proposed vote is contrary to our client's position?

        /_/  Yes             /_/  No

     If yes, stop here and sign below as no further review is necessary.

5.   Is our proposed vote consistent with the views of Institutional Shareholder
     Services or Glass Lewis?

       /_/  Yes             /_/  No

     If yes, stop here and sign below as no further review is necessary.

If No:

Has the  Independent  Mutual  Fund  Compliance  Officer  determined  whether the proposed vote is reasonable (by signing this form)?

      /_/   Yes             /_/  No

If No, please explain and indicate what action has been, or will be taken:

--------------------------------------------------------

--------------------------------------------------------

Prepared by: ____________________________

Date: ________________________

Independent  Compliance  Officer  Approval  (if  necessary.  Email  approval  is acceptable.):

I hereby  confirm  that the proxy  voting  decision  referenced  on this form is reasonable.

-----------------------------------------------

-----------------------------------------------

Phillip Kirstein
Independent Mutual Fund Compliance Officer

Date:___________________________

Please return this  completed form and all  supporting  documentation  to Andrew
Murphy in the (10)  Legal  and  Compliance  Department  and keep a copy for your records.

                                     B-119

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

                    Amended and Restated as of March 11, 2008

I.   Introduction and General Principles

GMO provides investment advisory services primarily to institutional,  including both ERISA and non-ERISA clients,  and commercial clients.  GMO understands that proxy voting is an integral aspect of security ownership.  Accordingly, in cases where GMO has been  delegated  authority to vote proxies,  that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy  permits  clients of GMO to: (1) delegate to GMO the  responsibility and  authority to vote  proxies on their behalf  according to GMO's proxy voting polices and guidelines;  (2) delegate to GMO the responsibility and authority to vote proxies on their  behalf  according  to the  particular  client's own proxy voting  policies and  guidelines;  or (3) elect to vote proxies  themselves.  In instances  where  clients  elect to vote  their  own  proxies,  GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably  designed to ensure that proxy  matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment
Advisers Act of 1940 and  fiduciary  standards  and  responsibilities  for ERISA clients set out in the Department of Labor interpretations.

II.  Proxy Voting Guidelines

GMO has engaged Institutional  Shareholder  Services,  Inc. ("ISS") as its proxy voting agent to:

     (1)  research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

     (2)  ensure that proxies are voted and submitted in a timely manner;

     (3)  handle other administrative functions of proxy voting;

     (4)  maintain records of proxy statements received in connection with proxy votes  and  provide  copies of such  proxy  statements  promptly  upon request;

     (5)  maintain records of votes cast; and

     (6)  provide  recommendations  with  respect  to proxy  voting  matters  in general.

Proxies  generally will be voted in accordance  with the voting  recommendations contained in the applicable  domestic or global ISS Proxy Voting  Manual,  as in effect from time to time,  subject to such modifications as may be determined by
GMO (as described  below).  Copies of concise

                                     B-120

summaries of the current  domestic and global ISS proxy  voting  guidelines  are attached to these Proxy  Voting  Policies  and  Procedures  as Exhibit A. To the
extent GMO determines to adopt proxy voting  guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies  with  respect  to such  matters  will be voted in  accordance  with the guidelines  set forth on Exhibit B. GMO  reserves the right to modify any of the recommendations  set forth in the ISS Proxy Voting Manual in the future.  If any such changes are made, an amended  Exhibit B to these Proxy Voting  Policies and
Procedures will be made available for clients.

Except in  instances  where a GMO  client  retains  voting  authority,  GMO will instruct  custodians  of client  accounts  to forward all proxy  statements  and materials received in respect of client accounts to ISS.

III. Proxy Voting Procedures

GMO has a Corporate  Actions Group with  responsibility  for  administering  the proxy voting process, including:

     1.   Implementing and updating the applicable domestic and global ISS proxy voting  guidelines  set  forth  in the ISS  Proxy  Voting  Manual,  as modified from time to time by Exhibit B hereto;

     2.   Overseeing the proxy voting process; and

     3.   Providing periodic reports to GMO's Compliance  Department and clients as requested.

There  may be  circumstances  under  which a  portfolio  manager  or  other  GMO investment  professional ("GMO Investment  Professional") believes that it is in the  best  interest  of a  client  or  clients  to  vote  proxies  in  a  manner inconsistent with the proxy voting  guidelines  described in Section II. In such an event, the GMO Investment  Professional  will inform GMO's Corporate  Actions
Group of its decision to vote such proxy in a manner inconsistent with the proxy voting  guidelines  described in Section II. GMO's Corporate  Actions Group will report to GMO's Compliance  Department no less than quarterly any instance where a GMO Investment  Professional has decided to vote a proxy on behalf of a client in that manner.

IV.  Conflicts of Interest

As ISS will  vote  proxies  in  accordance  with  the  proxy  voting  guidelines described in Section II, GMO believes that this process is  reasonably  designed to address  conflicts of interest  that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the  responsibility  and authority to vote proxies on behalf of its  clients  for shares of GMO Trust,  a  registered  mutual fund for which GMO  serves as the  investment  adviser,  there may be  instances  where a conflict of interest exists. Accordingly,  GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees;  and (ii) with respect to matters  where a conflict of interest exists between GMO and GMO Trust,  such as proxies relating to a new or

                                     B-121

amended  investment  management  contract  between  GMO  Trust  and  GMO,  or  a re-organization  of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

In addition,  if GMO is aware that one of the following  conditions  exists with respect to a proxy, GMO shall consider such event a potential  material conflict of interest:

     1.   GMO has a business  relationship  or potential  relationship  with the issuer;

     2.   GMO has a  business  relationship  with  the  proponent  of the  proxy proposal; or

     3.   GMO  members,  employees  or  consultants  have a  personal  or  other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential  material  conflict of  interest,  GMO will (i) vote such proxy  according to the specific  recommendation  of ISS; (ii) abstain;  or
(iii)  request that the client  votes such proxy.  All such  instances  shall be reported to GMO's Compliance Department at least quarterly.

V.   Recordkeeping

GMO will maintain records relating to the  implementation  of these proxy voting policies and procedures, including:

     (1)  a copy of these policies and procedures  which shall be made available to clients, upon request;

     (2)  a record of each vote cast (which ISS maintains on GMO's behalf); and

     (3)  each  written  client  request  for proxy  records  and GMO's  written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.  Reporting

GMO's  Compliance  Department will provide GMO's Conflict of Interest  Committee with  periodic  reports that  include a summary of  instances  where GMO has (i)
voted  proxies  in a  manner  inconsistent  with  the  proxy  voting  guidelines described in Section II, (ii) voted proxies in circumstances in which a material conflict  of  interest  may exist as set forth in Section  IV,  and (iii)  voted proxies of shares of GMO Trust on behalf of its clients.

VII. Disclosure

Except as otherwise  required by law, GMO has a general policy of not disclosing to any  issuer or third  party how GMO or its voting  delegate  voted a client's proxy.

                                     B-122

                                                                       Exhibit A

             [Concise Summaries of the ISS Proxy Voting Guidelines]

                                     B-123

                                                                       Exhibit B

Modifications to recommendations set forth in the ISS Proxy Voting Manual

Shareholder Ability to Act by Written Consent

Vote FOR proposals to restrict or prohibit  shareholder  activity to take action by written consent.

Vote  AGAINST  proposals to allow or make easier  shareholder  action by written consent.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting.

Vote AGAINST proposals to restore or provide for cumulative voting.

Director Nominees

Vote WITH management's recommendations regarding director nominees.

Shareholder Proposals

Vote WITH management's recommendations regarding shareholder proposals.

                                     B-124

                                                                       Exhibit A

               Concise Summary of ISS 2007 Proxy Voting Guidelines
                       Effective for Meetings Feb. 1, 2007
                              Updated Dec. 15, 2006

1.   Auditors

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o    An  auditor  has a  financial  interest  in or  association  with  the company, and is therefore not independent,
     o    There is reason to believe that the  independent  auditor has rendered an opinion which is neither  accurate nor  indicative of the company's financial position; or
     o    Fees for non-audit services ("Other" fees) are excessive.

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections
Vote  CASE-BY-CASE  on  director  nominees,  examining,  but not limited to, the following factors:

     o    Composition of the board and key board committees;
     o    Attendance at board and committee meetings;
     o    Corporate governance provisions and takeover activity;
     o    Disclosures under Section 404 of Sarbanes-Oxley Act;
     o    Long-term company performance relative to a market and peer index;
     o    Extent of the director's investment in the company;
     o    Existence of related party transactions;
     o    Whether the chairman is also serving as CEO;
     o    Whether a retired CEO sits on the board;
     o    Number of outside boards at which a director serves;
     o    Majority vote standard for director  elections  without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

     o    Attend  less  than 75  percent  of the board  and  committee  meetings without a valid excuse (such as illness,  service to the nation,  work on behalf of the company);
     o    Sit on more than six public company boards;
     o    Are CEOs of public  companies  who sit on the  boards of more than two public  companies  besides their own--  withhold only at their outside boards.

                                     B-125

WITHHOLD  from the entire board of  directors,  (except from new  nominees,  who should be considered on a CASE-BY-CASE basis) if:

     o    The company's proxy  indicates that not all directors  attended 75% of the  aggregate  of their board and  committee  meetings,  but fails to provide  the  required  disclosure  of  the  names  of  the  directors involved.  If this information  cannot be obtained,  withhold from all incumbent directors;
     o    The  company's  poison  pill has a  dead-hand  or  modified  dead-hand feature. Withhold every year until this feature is removed;
     o    The board adopts or renews a poison pill without shareholder  approval since  the  beginning  of  2005,  does not  commit  to  putting  it to shareholder  vote  within 12  months  of  adoption,  or  reneges  on a commitment  to put  the  pill to a vote,  and has not yet  received  a withhold recommendation for this issue;
     o    The  board  failed  to act on a  shareholder  proposal  that  received approval by a majority of the shares outstanding the previous year;
     o    The  board  failed  to act on a  shareholder  proposal  that  received approval  of  the  majority  of  shares  cast  for  the  previous  two consecutive years;
     o    The board  failed to act on takeover  offers where the majority of the shareholders tendered their shares;
     o    At the previous  board  election,  any director  received more than 50 percent  withhold  votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
     o    The company is a Russell 3000 company that underperformed its industry group  (GICS  group)  under  the  criteria  discussed  in the  section
          "Performance Test for Directors".

WITHHOLD  from  Inside  Directors  and  Affiliated  Outside  Directors  (per the
Classification of Directors below) when:

     o    The inside or affiliated  outside  director serves on any of the three key committees: audit, compensation, or nominating;
     o    The company lacks an audit,  compensation,  or nominating committee so that the full board functions as that committee;
     o    The company lacks a formal nominating committee, even if board attests that  the  independent  directors  fulfill  the  functions  of  such a committee;
     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     o    The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

                                     B-126

     o    A material weakness  identified in the Section 404  Sarbanes-Oxley Act disclosures  rises to a level of serious  concern;  there are  chronic internal  control  issues  and an  absence  of  established  effective control mechanisms;
     o    There is persuasive  evidence that the audit committee entered into an inappropriate  indemnification  agreement with its auditor that limits the ability of the company, or its shareholders,  to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

     o    There is a negative  correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
     o    The  company  reprices  underwater  options  for stock,  cash or other consideration without prior shareholder  approval,  even if allowed in their equity plan;
     o    The company fails to submit  one-time  transfers of stock options to a shareholder vote;
     o    The company fails to fulfill the terms of a burn rate  commitment they made to shareholders;
     o    The company has backdated options (see "Options Backdating" policy);
     o    The company has poor compensation  practices (see "Poor Pay Practices"
          policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board
Vote  AGAINST  proposals  to classify  the board.  Vote FOR  proposals to repeal classified boards, and to elect all directors annually.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder  proposals requiring an independent director fill the position of chair,  unless there are compelling reasons to recommend against the  proposal,  such as a  counterbalancing  governance  structure.  This should include all of the following:

     o    Has a designated  lead director,  elected by and from the  independent board members with clearly delineated and comprehensive  duties.  (The
          role  may  alternatively  reside  with  a  presiding  director,   vice
          chairman, or rotating lead director; however the director must serve a minimum  of one year in order to  qualify  as a lead  director.)  At a minimum these should include:

                                     B-127

          -    Presiding  at all  meetings of the board at which the chairman is not  present,  including  executive  sessions of the  independent directors,

          -    Serving as  liaison  between  the  chairman  and the  independent directors,

          -    Approving information sent to the board,

          -    Approving meeting agendas for the board,

          -    Approves  meetings  schedules to assure that there is  sufficient time for discussion of all agenda items,

          -    Having  the  authority  to  call  meetings  of  the   independent
               directors,

          -    If requested by major shareholders, ensuring that he is available for consultation and direct communication;

     o    Two-thirds independent board;

     o    All-independent key committees;

     o    Established governance guidelines;

     o    The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this  evaluation will change from the  4-digit  GICS  group to the  average of the 12  companies  in the same
6-digit GICS group that are closest in revenue to the company, and identified on the executive  compensation  page of proxy  analyses.  To fail, the company must under-perform  its  index and  industry  group on all 4  measures  (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding  resolutions  requesting that the board change the company's  bylaws to stipulate that directors need to be elected with an  affirmative  majority of votes cast,  provided it does not conflict with the state law where the company is incorporated.  Binding  resolutions need to allow for a carve-out for a plurality  vote standard when there are more nominees than board seats.  Companies are strongly  encouraged  to also adopt a  post-election policy  (also  known  as  a  director  resignation  policy)  that  will  provide guidelines so that the company will promptly address the situation of a holdover director.

3.   Proxy Contests

Voting for Director Nominees in Contested Elections
Vote  CASE-BY-CASE  on  the  election  of  directors  in  contested   elections,
considering the following factors:

                                     B-128

     o    Long-term financial  performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o    Strategic  plan of  dissident  slate and quality of  critique  against management;
     o    Likelihood  that the  proposed  goals and  objectives  can be achieved
          (both slates);
     o    Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy  solicitation  expenses.  When voting  in  conjunction  with  support  of  a  dissident  slate,  vote  FOR  the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4.   Takeover Defenses

Poison Pills
Vote FOR  shareholder  proposals  requesting  that the company submit its poison pill  to a  shareholder  vote  or  redeem  it  UNLESS  the  company  has:  (1) A shareholder  approved  poison  pill in place;  or (2) The  company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o    Shareholders have approved the adoption of the plan; or
     o    The  board,  in  its  exercise  of  its  fiduciary   responsibilities,
          determines that it is in the best interest of  shareholders  under the circumstances to adopt a pill without the delay in adoption that would result from seeking  stockholder  approval (i.e.  the "fiduciary  out"
          provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR  shareholder  proposals  calling  for poison  pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder  approved poison pill in place and has adopted a policy with the provisions  outlined above,  vote AGAINST the proposal.  If these conditions are not met,  vote FOR the  proposal,  but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification,  focusing on the features of the shareholder  rights plan. Rights plans should contain the following attributes:

                                     B-129

     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o    No dead-hand,  slow-hand,  no-hand or similar  feature that limits the ability of a future board to redeem the pill;
     o    Shareholder redemption feature (qualifying offer clause); if the board refuses  to  redeem  the  pill 90 days  after a  qualifying  offer  is announced,  ten  percent of the  shares may call a special  meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.   Mergers and Corporate Restructurings

For mergers and  acquisitions,  review and evaluate the merits and  drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o    Valuation - Is the value to be received by the target shareholders (or paid by the  acquirer)  reasonable?  While the  fairness  opinion may provide an initial starting point for assessing valuation reasonableness,  emphasis is placed on the offer premium, market reaction and strategic rationale.
o    Market  reaction - How has the market  responded  to the  proposed  deal? A negative market reaction should cause closer scrutiny of a deal.
o    Strategic rationale - Does the deal make sense strategically? From where is the  value  derived?  Cost  and  revenue  synergies  should  not be  overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable  track  record of  successful  integration  of  historical acquisitions.
o    Negotiations and process - Were the terms of the transaction  negotiated at arm's-length?  Was the process fair and equitable?  A fair process helps to ensure the best price for shareholders.  Significant negotiation "wins" can also  signify the deal makers'  competency.  The  comprehensiveness  of the sales process (e.g.,  full auction,  partial auction,  no auction) can also affect shareholder value.
o    Conflicts  of  interest  - Are  insiders  benefiting  from the  transaction
     disproportionately   and   inappropriately   as  compared  to   non-insider
     shareholders?  As the result of  potential  conflicts,  the  directors  and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.  Consider whether these interests may have  influenced  these  directors and officers to support or recommend the merger.  The CIC figure presented in the "ISS Transaction  Summary" section of this  report  is an  aggregate  figure  that can in  certain  cases be a misleading  indicator  of the true  value  transfer  from  shareholders  to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

                                     B-130

o    Governance  - Will the combined  company have a better or worse  governance profile than the current  governance  profiles of the respective parties to the transaction?  If the governance profile is to change for the worse, the burden is on the  company to prove that other  issues  (such as  valuation)
     outweigh any deterioration in governance.

6.   State of Incorporation

Reincorporation Proposals
Vote  CASE-BY-CASE  on proposals to change a company's  state of  incorporation, taking into  consideration  both  financial and corporate  governance  concerns, including  the reasons  for  reincorporating,  a  comparison  of the  governance
provisions,   comparative   economic   benefits,   and  a   comparison   of  the
jurisdictional  laws.  Vote  FOR  re-incorporation  when  the  economic  factors outweigh any neutral or negative governance changes.

7.   Capital Structure

Common Stock Authorization
Vote  CASE-BY-CASE on proposals to increase the number of shares of common stock authorized  for issuance  using a model  developed by ISS. Vote FOR proposals to approve  increases beyond the allowable  increase when a company's shares are in danger of being de-listed or if a company's  ability to continue to operate as a going concern is uncertain.

In addition,  for capital requests that are less than or equal to 300 percent of the current  authorized shares and marginally fail the calculated  allowable cap
(i.e.,  exceed  the  allowable  cap  by  no  more  than  5  percent)  vote  on a
CASE-BY-CASE  basis,  In this  situation,  vote  FOR the  increase  based on the company's performance, and whether the company's ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan
Vote AGAINST  proposals that increase  authorized  common stock for the explicit purpose of  implementing  a  non-shareholder  approved  shareholder  rights plan
(poison pill).

Preferred Stock
Vote  AGAINST  proposals  authorizing  the  creation of new classes of preferred stock with unspecified  voting,  conversion,  dividend  distribution,  and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed"
blank check preferred  stock (stock that cannot be used as a takeover  defense).
Vote FOR  proposals  to  authorize  preferred  stock in cases  where the company specifies the voting, dividend,  conversion,  and other rights of such stock and the terms of the preferred stock appear  reasonable.  Vote AGAINST  proposals to increase the number of blank check preferred stock  authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on  proposals  to increase  the number of blank  check  preferred  shares  after analyzing the number of preferred  shares  available for issue given a company's industry and performance in terms of shareholder returns.

                                     B-131

8.   Executive and Director Compensation

Poor Pay Practices
WITHHOLD from compensation  committee  members,  CEO, and potentially the entire board, if the company has poor compensation practices, such as:

     o    Egregious  employment  contracts (e.g.,  those  containing  multi-year guarantees for bonuses and grants);
     o    Excessive perks that dominate  compensation  (e.g.,  tax gross-ups for personal use of corporate aircraft);
     o    Huge bonus payouts without  justifiable  performance linkage or proper disclosure;
     o    Performance  metrics  that are  changed  (e.g.,  canceled  or replaced during the  performance  period  without  adequate  explanation of the action and the link to performance);
     o    Egregious  pension/SERP   (supplemental   executive  retirement  plan)
          payouts (e.g., the inclusion of additional years of service not worked or  inclusion  of  performance-based  equity  awards  in  the  pension calculation);
     o    New CEO awarded an overly  generous new hire package (e.g.,  including excessive  "make whole"  provisions  or any of the poor pay  practices listed in this policy);
     o    Excessive  severance  provisions (e.g.,  including excessive change in control payments);
     o    Change  in  control   payouts  without  loss  of  job  or  substantial
          diminution of job duties;
     o    Internal pay disparity;
     o    Options backdating (covered in a separate policy); and

Equity Compensation Plans
Vote  CASE-BY-CASE on equity-based  compensation  plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;
     o    The plan  expressly  permits the  repricing of stock  options  without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o    The  company's  three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion,  director  stock plans that set aside a relatively  small number of shares when combined with employee or executive stock  compensation plans exceed the allowable cap. Vote

                                     B-132

for  the  plan  if ALL of  the  following  qualitative  factors  in the  board's compensation are met and disclosed in the proxy statement:

     o    Director stock ownership  guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          -    A minimum  vesting of three years for stock options or restricted stock; or
          -    Deferred  stock  payable  at  the  end of a  three-year  deferral period.
     o    Mix between cash and equity:
          -    A balanced  mix of cash and  equity,  for  example  40%  cash/60%
               equity or 50% cash/50% equity; or
          -    If the  mix is  heavier  on the  equity  component,  the  vesting schedule or deferral  period should be more  stringent,  with the lesser of five years or the term of directorship.
     o    No  retirement/benefits   and  perquisites  provided  to  non-employee
          directors; and
     o    Detailed disclosure provided on cash and equity compensation delivered to each  non-employee  director  for the most recent  fiscal year in a table.  The column  headers for the table may  include the  following:
          name of each  non-employee  director,  annual retainer,  board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified  employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85% of fair market value;
     o    Offering period is 27 months or less; and
     o    The number of shares  allocated  to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote  CASE-by-CASE  on  nonqualified  employee  stock purchase  plans.  Vote FOR nonqualified employee stock purchase plans with all the following features:

     o    Broad-based participation (i.e., all employees of the company with the exclusion of  individuals  with 5% or more of beneficial  ownership of the company);

     o    Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     o    Company  matching  contribution up to 25% of employee's  contribution, which is effectively a discount of 20% from market value;

     o    No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating
In cases  where a  company  has  practiced  options  backdating,  WITHHOLD  on a
CASE-BY-CASE basis from the members of the compensation committee,  depending on the severity of the

                                     B-133

practices  and the  subsequent  corrective  actions  on the  part of the  board.
WITHHOLD from the  compensation  committee  members who oversaw the questionable options grant practices or from current compensation  committee members who fail to respond to the issue  proactively,  depending on several factors,  including, but not limited to:

     o    Reason  and  motive  for  the  options   backdating   issue,  such  as
          inadvertent vs. deliberate grant date changes;
     o    Length of time of options backdating;
     o    Size of restatement due to options backdating;
     o    Corrective actions taken by the board or compensation committee,  such as canceling or repricing backdated options, or recouping option gains on backdated grants;
     o    Adoption of a grant policy that prohibits backdating,  and creation of a fixed  grant  schedule  or window  period  for equity  grants  going forward.

Severance Agreements for Executives/Golden Parachutes
Vote FOR  shareholder  proposals  to  require  golden  parachutes  or  executive severance  agreements to be submitted for shareholder  ratification,  unless the proposal  requires  shareholder  approval  prior  to  entering  into  employment contracts.  Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.  An acceptable  parachute should include, but is not limited to, the following:

     o    The triggering mechanism should be beyond the control of management;
     o    The amount  should not exceed three times base amount  (defined as the average annual taxable W-2  compensation)  during the five years prior to the year in which the change of control occurs;
     o    Change-in-control payments should be double-triggered, i.e., (1) after a change  in  control  has taken  place,  and (2)  termination  of the executive  as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

9.       Corporate Responsibility

Animal Rights
Generally  vote  AGAINST  proposals  to phase out the use of  animals in product testing unless:

     o    The company is conducting animal testing programs that are unnecessary or not required by regulation;
     o    The company is conducting  animal  testing when suitable  alternatives are accepted and used at peer firms;
     o    The company has been the  subject of recent,  significant  controversy related to its testing programs.

Drug Pricing and Re-importation
Generally vote AGAINST proposals  requesting that companies  implement  specific price restraints on pharmaceutical products,  unless the company fails to adhere to  legislative

                                     B-134

guidelines  or  industry  norms in its product  pricing.  Vote  CASE-BY-CASE  on
proposals   requesting   that  the  company   evaluate  their  product   pricing
considering:

     o    The existing level of disclosure on pricing policies;
     o    Deviation from established industry pricing norms;
     o    The company's  existing  initiatives  to provide its products to needy consumers;
     o    Whether  the  proposal  focuses on  specific  products  or  geographic regions.

Generally vote FOR proposals  requesting that companies  report on the financial and legal impact of their policies  regarding  prescription drug  re-importation unless such  information is already publicly  disclosed.  Generally vote AGAINST proposals  requesting  that companies  adopt  specific  policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods
Vote  AGAINST  proposals  asking  companies  to  voluntarily  label  genetically engineered  (GE)  ingredients in their  products,  or  alternatively  to provide interim  labeling and eventually  eliminate GE ingredients  due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco
Most  tobacco-related  proposals (such as on second-hand  smoke,  advertising to youth,  and  spin-offs  of  tobacco-related  business)  should be evaluated on a
CASE-BY-CASE basis.

Toxic Chemicals
Generally vote FOR resolutions  requesting that a company discloses its policies related to toxic  chemicals.  Vote  CASE-BY-CASE on resolutions  requesting that companies  evaluate  and  disclose  the  potential  financial  and  legal  risks associated with utilizing certain chemicals.  Generally vote AGAINST resolutions requiring that a company  reformulate its products  within a certain  timeframe, unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge
Generally vote AGAINST  request for reports  outlining  potential  environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     o    New  legislation is adopted  allowing  development and drilling in the
          ANWR region;
     o    The company intends to pursue operations in the ANWR; and
     o    The company has not  disclosed  an  environmental  risk report for its
          ANWR operations.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR  resolutions  requesting  that companies  report to shareholders on the risks and liabilities associated with CAFOs, unless:

                                     B-135

     o    The company has publicly  disclosed  guidelines  for its corporate and contract farming operations, including compliance monitoring; or
     o    The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance
Generally  vote FOR proposals  requesting a report on  greenhouse  gas emissions from company  operations  and/or  products  unless this  information  is already publicly  disclosed or such factors are not  integral to the  company's  line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent,  significant fines or litigation resulting from greenhouse gas emissions.

Generally  vote  FOR  resolutions   requesting  that  companies   outline  their
preparations  to comply with standards  established by Kyoto Protocol  signatory markets unless:

     o    The company does not maintain operations in Kyoto signatory markets;
     o    The  company  already  evaluates  and  substantially   discloses  such
          information; or,
     o    Greenhouse  gas  emissions do not  significantly  impact the company's core businesses.

Political Contributions
Vote  CASE-BY-CASE  on  proposals  to  improve  the  disclosure  of a  company's
political   contributions   considering:   recent  significant   controversy  or
litigation  related to the company's  political  contributions  or  governmental affairs;  and the public  availability  of a policy on political  contributions.
Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive  compensation
to  social  factors,  such  as  corporate  downsizings,   customer  or  employee
satisfaction,  community involvement,  human rights,  environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Off-shoring
Vote  CASE-BY-CASE  on  proposals  calling for  companies to report on the risks associated  with  outsourcing,  considering:  the risks  associated with certain international  markets;  the  utility  of such a  report  to  shareholders;  the existence  of a publicly  available  code of  corporate  conduct that applies to international operations.

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's  operations in a  particular  country  and on  proposals  to  implement  certain  human  rights standards  at  company  facilities  or those of its  suppliers  and to commit to outside, independent monitoring.

                                     B-136

10.  Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees,  following the same guidelines for uncontested  directors for public company  shareholder  meetings.
However, mutual fund boards do not usually have compensation  committees,  so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o    Past performance as a closed-end fund;
     o    Market in which the fund invests;
     o    Measures taken by the board to address the discount; and
     o    Past  shareholder  activism,  board  activity,  and  votes on  related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST  shareholder  proposals  that mandate a specific  minimum amount of stock that  directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote  CASE-BY-CASE  on  shareholder  proposals to reimburse  proxy  solicitation expenses.  When supporting the  dissidents,  vote FOR the  reimbursement  of the proxy solicitation expenses.

                                     B-137

                 ISS 2007 International Proxy Voting Guidelines
                                     Summary
                       Effective for Meetings Feb. 1, 2007
                              Updated Dec. 15, 2006

Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of  financial  statements  and  director and auditor  reports, unless:

     o    There are concerns  about the accounts  presented or audit  procedures used; or
     o    The company is not responsive to shareholder  questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals  authorizing  the board to fix auditor fees, unless:
     o    There are serious  concerns about the accounts  presented or the audit procedures used;
     o    The auditors are being changed without explanation; or
     o    Non-audit-related  fees are  substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive  capacity or can otherwise be considered  affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:

     o    There are serious  concerns about the statutory  reports  presented or the audit procedures used;
     o    Questions  exist  concerning  any  of  the  statutory  auditors  being appointed; or
     o    The  auditors  have  previously  served the  company  in an  executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

     o    The  dividend  payout  ratio has been  consistently  below 30  percent without adequate explanation; or
     o    The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

                                     B-138

Vote AGAINST  proposals  that do not allow for a cash option  unless  management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR  resolutions  to change a  company's  fiscal  term  unless a  company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below
5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote  proposals  to amend  quorum  requirements  for  shareholder  meetings on a
CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:

     o    Adequate disclosure has not been provided in a timely manner;
     o    There are clear concerns over questionable finances or restatements;
     o    There have been questionable transactions with conflicts of interest;
     o    There  are  any  records  of  abuses  against   minority   shareholder
          interests; or
     o    The board fails to meet minimum corporate governance standards.

Vote FOR  individual  nominees  unless  there are  specific  concerns  about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST  shareholder  nominees  unless they  demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST  individual  directors if repeated  absences at board meetings have not been explained (in countries where this information is disclosed).

Vote  AGAINST  labor  representatives  if  they  sit  on  either  the  audit  or compensation committee, as they are not required to be on those committees.

Please see the International Classification of Directors on the following page.

                                     B-139

2007 International Classification of Directors
Executive Director

     o    Employee or executive of the company;
     o    Any  director  who is  classified  as a  non-executive,  but  receives salary,  fees, bonus,  and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

     o    Any director who is attested by the board to be a non-independent NED;
     o    Any  director  specifically   designated  as  a  representative  of  a
          significant shareholder of the company;
     o    Any director  who is also an employee or  executive  of a  significant shareholder of the company;
     o    Beneficial  owner  (direct or  indirect) of at least 10 percent of the company's  stock,  either in economic  terms or in voting rights (this may be aggregated if voting power is  distributed  among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually,  but collectively own more than
          10 percent),  unless market best practice  dictates a lower  ownership and/or  disclosure  threshold  (and in other  special  market-specific circumstances);
     o    Government representative;
     o    Currently   provides   (or  a   relative(1)   provides)   professional
          services(4) to the company,  to an affiliate of the company,  or to an individual  officer  of the  company  or of one of its  affiliates  in excess of $10,000 per year;
     o    Represents customer,  supplier, creditor, banker, or other entity with which company maintains transactional/commercial  relationship (unless company discloses information to apply a materiality test(2));
     o    Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
     o    Relative(1) of current employee of the company or its affiliates;
     o    Relative(1) of former executive of the company or its affiliates;
     o    A new  appointee  elected other than by a formal  process  through the general  meeting (such as a contractual  appointment  by a substantial shareholder);
     o    Founder/co-founder/member  of  founding  family but not  currently  an employee;
     o    Former executive (five-year cooling off period);
     o    Years  of  service  will  NOT be a  determining  factor  unless  it is recommended best practice in a market:
          -    9 years  (from the date of  election)  in the United  Kingdom and
               Ireland;
          -    12 years in European markets.

                                     B-140

Independent NED
     o    No material(3)  connection,  either direct or indirect, to the company other than a board seat.

Employee Representative
     o    Represents   employees  or  employee   shareholders   of  the  company
          (classified   as   "employee    representative"   but   considered   a
          non-independent NED).

Footnotes:

(1)"Relative"  follows  the  SEC's  proposed  definition  of  "immediate  family
     members"   which   covers   spouses,   parents,   children,   step-parents,
     step-children,  siblings,  in-laws,  and any person (other than a tenant or employee)  sharing the  household of any  director,  nominee for  director, executive officer, or significant shareholder of the company.
(2)  If the company makes or receives annual  payments  exceeding the greater of
     $200,000 or 5 percent of the recipient's gross revenues.  (The recipient is the party receiving the financial proceeds from the transaction.)
(3)  For purposes of ISS' director independence classification,  "material" will
     be  defined  as  a  standard  of  relationship  (financial,   personal,  or
     otherwise)  that a  reasonable  person  might  conclude  could  potentially influence one's  objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
(4)  Professional  services  can be  characterized  as  advisory  in nature  and generally  include the  following:  investment  banking/financial  advisory
     services;   commercial  banking  (beyond  deposit   services);   investment
     services;   insurance  services;   accounting/audit  services;   consulting
     services; marketing services; and legal services. The case of participation in  a  banking  syndicate  by  a  non-lead  bank  should  be  considered  a transaction (and hence subject to the associated  materiality  test) rather than a professional relationship.

                                     B-141

Director Compensation
Vote FOR  proposals  to award cash fees to  non-executive  directors  unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive  director  compensation  proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle  compensation  for both  non-executive  and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote  AGAINST  proposals  to introduce  retirement  benefits  for  non-executive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:

o    There are serious  questions  about actions of the board or management  for the year in question; or
o    Legal action is being taken against the board by other shareholders.

Vote AGAINST  proposals to remove  approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking  indemnification  and liability  protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote  AGAINST  proposals  to alter board  structure  or size in the context of a fight for control of the company or the board.

Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance  requests with  preemptive  rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without  preemptive rights to a maximum of 20 percent of currently issued capital.

                                     B-142

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current  authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
     o    The  specific   purpose  of  the  increase   (such  as  a  share-based
          acquisition  or merger) does not meet ISS  guidelines  for the purpose being proposed; or
     o    The increase  would leave the company with less than 30 percent of its
          new  authorization   outstanding  after  adjusting  for  all  proposed
          issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting  purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a
CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions  that seek to maintain or convert to a one-share,  one-vote capital structure.

Vote AGAINST  requests for the creation or  continuation  of dual-class  capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the  creation of a new class of  preferred  stock or for  issuances  of preferred  stock up to 50  percent  of issued  capital  unless  the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the  creation/issuance  of convertible  preferred  stock as long as the maximum number of common shares that could be issued upon conversion  meets ISS'
guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of  preference  shares that would carry superior voting rights to the common shares.

Vote  AGAINST  the  creation  of blank check  preferred  stock  unless the board clearly states that the authorization will not be used to thwart a takeover bid.

                                     B-143

Vote  proposals  to  increase  blank  check   preferred   authorizations   on  a
CASE-BY-CASE basis.

Debt Issuance Requests
Vote  non-convertible  debt issuance  requests on a CASE-BY-CASE  basis, with or without preemptive rights.

Vote FOR the  creation/issuance  of convertible  debt instruments as long as the maximum number of common shares that could be issued upon conversion  meets ISS'
guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote  proposals  to  approve  increases  in a  company's  borrowing  powers on a
CASE-BY-CASE basis.

Share Repurchase Plans
Vote FOR share repurchase plans, unless:

     o    Clear evidence of past abuse of the authority is available; or
     o    The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR  requests  to reissue  any  repurchased  shares  unless  there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR  requests  to  capitalize  reserves  for  bonus  issues of shares or to increase par value.

Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis,  ISS reviews  publicly  available  information as of the date of the  report and  evaluates  the merits  and  drawbacks  of the  proposed transaction, balancing various and sometimes countervailing factors including:

                                     B-144

     o    Valuation - Is the value to be received by the target shareholders (or paid by the  acquirer)  reasonable?  While the  fairness  opinion  may
          provide   an   initial   starting   point  for   assessing   valuation
          reasonableness,  ISS  places  emphasis  on the offer  premium,  market reaction, and strategic rationale.
     o    Market reaction - How has the market responded to the proposed deal? A negative  market  reaction  will cause ISS to  scrutinize  a deal more closely.
     o    Strategic  rationale  - Does the deal make sense  strategically?  From where is the value derived?  Cost and revenue  synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
     o    Conflicts of interest - Are insiders  benefiting  from the transaction disproportionately  and  inappropriately  as compared  to  non-insider shareholders? ISS will consider whether any special interests may have influenced  these  directors  and officers to support or recommend the merger.
     o    Governance  - Will  the  combined  company  have  a  better  or  worse governance  profile  than  the  current  governance  profiles  of  the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive  mandatory  takeover bid  requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

                                     B-145

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR  proposals  that would improve the  company's  corporate  governance or business profile at a reasonable cost.

Vote  AGAINST  proposals  that  limit  the  company's  business   activities  or
capabilities  or result in  significant  costs being  incurred with little or no benefit.

                                     B-146

                                                                       Exhibit B

Modifications to recommendations set forth in the ISS Proxy Voting Manual

Shareholder Ability to Act by Written Consent

Vote FOR proposals to restrict or prohibit  shareholder  activity to take action by written consent.

Vote  AGAINST  proposals to allow or make easier  shareholder  action by written consent.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting.

Vote AGAINST proposals to restore or provide for cumulative voting.

                                     B-147

                           Lazard Asset Management LLC

                             PROXY VOTING POLICY OF
                           LAZARD ASSET MANAGEMENT LLC

A.   Introduction

     As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best  interests of its clients.  Lazard has developed a structure that is designed  to ensure that proxy  voting is  conducted  in an  appropriate manner, consistent with clients' best interest, and within the framework of this
Proxy Voting Policy (the  "Policy").  Lazard has adopted this Policy in order to satisfy its fiduciary  obligation.  It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment  Advisers Act of 1940, as amended (the "Advisers Act").

     Lazard  manages  assets for a variety of  clients,  including  individuals,
Taft-Hartley   plans,    governmental   plans,   foundations   and   endowments,
corporations, and investment companies and other collective investment vehicles.
Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue  the same for all of its  clients.  This  Policy is based on the view that
Lazard,  in its role as investment  adviser,  must vote proxies based on what it believes will maximize shareholder value as a long-term investor,  and the votes that it casts on behalf of all its  clients  are  intended  to  accomplish  that objective.

     This  Policy  recognizes  that there may be times when  meeting  agendas or proposals  may create the  appearance  of a material  conflict of  interest  for
Lazard.  When such a conflict  may  appear,  Lazard will seek to  alleviate  the potential  conflict by voting  consistent  with  pre-approved  guidelines or, in situations where the pre-approved  guideline is to vote  case-by-case,  with the recommendation of an independent  source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.   Responsibility to Vote Proxies

     Generally,  Lazard is willing to accept delegation from its clients to vote proxies.  Lazard does not delegate that authority to any other person or entity, but retains complete  authority for voting all proxies on behalf of its clients.
Not all clients delegate proxy voting authority to Lazard,  however,  and Lazard will not vote proxies,  or provide advice to clients on how to vote proxies,  in the  absence  of a specific  delegation  of  authority  or an  obligation  under applicable law. For example,  securities that are held in an investment advisory account, for which Lazard exercises no investment  discretion,  are not voted by
Lazard,  nor are shares that the client has authorized  their  custodian bank to use in a stock  loan  program,  which  passes  voting  rights to the party  with possession of the shares.

                                     B-148

C.   General Administration

     1.   Overview

     Lazard's  proxy  voting  process is  administered  by its Proxy  Operations
Department  ("ProxyOps"),  which reports to Lazard's Chief  Operations  Officer.
Oversight of the process is provided by Lazard's  Legal / Compliance  Department and by a Proxy  Committee  currently  consisting  of  Michael  Powers,  Managing
Director and a Portfolio  Manager for Lazard's  international  equity  products,
Richard  Tutino,  Managing  Director and a Portfolio  Manager for Lazard's  U.S.
equity  products,  Mark Little,  Director and European  Portfolio  Manager,  and
Melissa Cook, Managing Director and Lazard's Global Head of Research.  The Proxy
Committee  meets at least  semi-annually  to review  this  Policy  and  consider changes  to it, as well as  specific  proxy  voting  guidelines  (the  "Approved
Guidelines"),   which  are  discussed  below.  Meetings  may  be  convened  more frequently  (for  example,  to discuss a specific  proxy  agenda or proposal) as requested  by the Manager of  ProxyOps,  any member of the Proxy  Committee,  or
Lazard's  General  Counsel or Chief  Compliance  Officer.  A  representative  of
Lazard's Legal / Compliance  Department  must be present at all Proxy  Committee meetings.

     2.   Role of Third Parties

     To  assist  it in  its  proxy  voting  responsibilities,  Lazard  currently subscribes  to several  research  and other  proxy-related  services  offered by
Institutional  Shareholder  Services,  Inc. ("ISS"),  one of the world's largest providers of proxy voting  services.  ISS provides  Lazard with its  independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes  on  behalf  of its  clients,  with  respect  to both  U.S.  and  non-U.S.
securities.

     ISS provides other  proxy-related  administrative  services to Lazard.  ISS receives on Lazard's behalf all proxy  information  sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected  website for Lazard to review, including meeting dates,  all agendas and ISS's analysis.  ProxyOps  reviews this information on a daily basis and regularly  communicates  with  representatives  of ISS to ensure that all agendas are  considered  and proxies are voted on a timely  basis.  ISS also provides Lazard with vote execution,  recordkeeping  and reporting  support services.

     3.   Voting Process

     Lazard's  Proxy  Committee has approved  specific  proxy voting  guidelines regarding  various  common  proxy  proposals  (the  "Approved  Guidelines").  As discussed  more  fully  below in  Section  D of this  Policy,  depending  on the proposal,  the Approved  Guideline  may provide  that Lazard  should vote for or
against  the  proposal,   or  that  the  proposal  should  be  considered  on  a
case-by-case basis.

     Where the Approved  Guideline for a particular type of proxy proposal is to vote on a case-by  case  basis,  Lazard  believes  that input  from a  portfolio manager or research  analysts  with  knowledge of the issuer and its  securities
(collectively, "Portfolio Management") is essential. Portfolio Management is, in
Lazard's view, best able to evaluate the impact that the outcome on a particular proposal  will  have on the  value of the  issuer's  shares.  Consequently,  the
Manager of ProxyOps seeks Portfolio  Management's  recommendation on how to vote all such proposals.

                                     B-149

     In seeking Portfolio Management's  recommendation,  the Manager of ProxyOps provides ISS's  recommendation and analysis.  Portfolio  Management provides the
Manager of ProxyOps with its  recommendation and the reasons behind it. ProxyOps
will  generally  vote  as  recommended  by  Portfolio  Management,   subject  to
situations  where  there may appear to be a material  conflict of  interest,  in which case an  alternative  approach  may be  followed.  (See Section F, below.)
Depending  on the facts  surrounding  a  particular  case-by-case  proposal,  or
Portfolio Management's recommendation on a case-by-case proposal, the Manager of
ProxyOps may consult with Lazard's Chief Compliance  Officer or General Counsel, and may seek the final  approval  of the  Proxy  Committee  regarding  Portfolio
Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

     ProxyOps generally votes all routine proposals  (described below) according to the  Approved  Guidelines.  For  non-routine  proposals  where  the  Approved
Guideline is to vote for or against,  ProxyOps will provide Portfolio Management both the  Approved  Guideline,  as well as ISS's  recommendation  and  analysis.
Unless  Portfolio  Management  disagrees  with the  Approved  Guideline  for the specific  proposal,  ProxyOps will generally vote the proposal  according to the
Approved Guideline. If Portfolio Management disagrees,  however, it will provide its reason for doing so. All the  relevant  information  will be provided to the
Proxy Committee members for a final  determination of such non-routine items. It is  expected  that  the  final  vote  will be  cast  according  to the  Approved
Guideline,  absent  a  compelling  reason  for not  doing  so,  and  subject  to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D.   Specific Proxy Items

     Shareholders  receive  proxies  involving  many different  proposals.  Many proposals  are  routine  in  nature,  such as a  non-controversial  election  of
Directors or a change in a company's name. Others are more complicated,  such as items regarding corporate governance and shareholder rights,  changes to capital structure,  stock option plans and other executive  compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved  Guidelines for a significant  proportion of the proxy proposals on which Lazard regularly  votes. Of course,  other proposals may be presented from time to time.  Those  proposals  will be discussed  with the Proxy  Committee to determine  how they  should be voted  and,  if it is  anticipated  that they may re-occur, to adopt an Approved Guideline.

     1.   Routine Items

     Lazard  generally  votes  routine  items  as  recommended  by the  issuer's management  and  Board of  Directors,  and  against  any  shareholder  proposals regarding  those  routine  matters,  based on the view that  management  is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure,  charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

          o    routine election or re-election of Directors;

                                     B-150

          o    appointment  or  election  of  auditors,  in the  absence  of any controversy or conflict regarding the auditors;

          o    issues relating to the timing or conduct of annual meetings; and

          o    name changes.

     2.   Corporate Governance and Shareholder Rights Matters

     Many  proposals   address  issues  related  to  corporate   governance  and
shareholder  rights.  These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

          a.   Board of Director and Its Committees

          Lazard votes in favor of provisions that it believes will increase the effectiveness  of an issuer's Board of Directors.  Lazard  believes that in most  instances,  the Board  and the  issuer's  management  are in the best position  to make  the  determination  how to  best  increase  the  Board's
     effectiveness.   Lazard  does  not  believe  that  establishing  burdensome requirements  regarding a Board will  achieve  this  objective.  Lazard has
     Approved Guidelines to vote:

          o    For the  establishment  of an independent  nominating  committee,
               audit  committee  or   compensation   committee  of  a  Board  of
               Directors;

          o    For a requirement that a substantial  majority (e.g. 2/3) of a US or UK company's Directors be independent;

          o    On a case-by-case basis regarding the election of Directors where
               the  Board  does  not  have   independent   "key  committees"  or
               sufficient independence;

          o    For proposals that the Board's  committees be comprised solely of independent  Directors  or consist of a majority  of  independent directors;

          o    For   proposals   to   limit   Directors'   liability;    broaden
               indemnification   of  Directors;   and  approve   indemnification
               agreements  for  officers  and  Directors,  unless doing so would affect shareholder  interests in a specific pending or threatened litigation;  or for  indemnification  due to  negligence in these cases voting is on a case-by-case basis;

          o    For  proposals   seeking  to  de-classify  a  Board  and  Against
               proposals seeking to classify a Board;

          o    On a case-by-case  basis on all proposals  relating to cumulative voting;

          o    Against  shareholder  proposals,   absent  a  demonstrable  need,
               proposing the  establishment of additional  committees;  and on a case-by-case  basis  regarding the  establishment  of shareholder advisory committees.

                                     B-151

          o    Against  shareholder  proposals seeking union or special-interest representation on the Board;

          o    Against shareholder proposals seeking to establish term limits or age limits for Directors;

          o    On a  case-by-case  basis on  shareholder  proposals  seeking  to require that the issuer's Chairman and Chief Executive Officer be different individuals;

          o    Against  shareholder  proposals  seeking  to  establish  Director stock-ownership requirements; and

          o    Against  shareholder  proposals  seeking  to change the size of a
               Board,  requiring  women or  minorities  to serve on a Board,  or requiring two candidates for each Board seat.

          b.   Anti-takeover Measures

          Certain  proposals are intended to deter  outside  parties from taking control  of  a  company.  Such  proposals  could  entrench  management  and adversely affect  shareholder rights and the value of the company's shares.
     Consequently, Lazard has adopted Approved Guidelines to vote:

          o    Against proposals to adopt  supermajority vote  requirements,  or increase  vote  requirements,  for  mergers or for the removal of directors;

          o    On a case-by-case basis regarding  shareholder rights plans (also known as  "poison  pill  plans")  and For  proposals  seeking  to require all poison pill plans be submitted to shareholder vote;

          o    Against  proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

          o    Against "blank check" preferred stock; and

          o    On a case-by-case  basis  regarding other  provisions  seeking to amend a  company's  by-laws  or charter  regarding  anti-takeover provisions.

          c.   Conduct of Shareholder Meetings

          Lazard generally opposes any effort by management to restrict or limit shareholder  participation  in  shareholder  meetings,  and is in  favor of efforts to enhance shareholder participation.  Lazard has therefore adopted
     Approved Guidelines to vote:

          o    Against proposals to adjourn meetings;

          o    Against proposals seeking to eliminate or restrict  shareholders'
               right to call a special meeting;

                                     B-152

          o    For proposals providing for confidential voting;

          o    Against efforts to eliminate or restrict right of shareholders to act by written consent;

          o    Against proposals to adopt  supermajority vote  requirements,  or increase vote requirements, and

          o    On a case-by-case basis on changes to quorum requirements.

     3.   Changes to Capital Structure

     Lazard receives many proxies that include proposals relating to a company's capital  structure.  These proposals vary greatly,  as each one is unique to the circumstances  of the  company  involved,  as well as the general  economic  and market conditions existing at the time of the proposal. The Board and management may have many  legitimate  business  reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons,  cash flow and market  conditions.  Lazard generally  believes that these decisions are best left to management,  absent  apparent  reasons why they should not be.  Consequently,  Lazard has adopted  Approved  Guidelines  to vote:

     o    For management  proposals to increase or decrease authorized common or preferred  stock  (unless it is believed  that doing so is intended to serve as an anti-takeover measure);

     o    For stock splits and reverse stock splits;

     o    On a case-by-case basis on matters affecting  shareholder rights, such as amending votes-per-share;

     o    On a case-by-case  basis on management  proposals to issue a new class of common or preferred shares;

     o    For  management  proposals  to adopt or  amend  dividend  reinvestment plans;

     o    Against  changes in capital  structure  designed  to be used in poison pill plans; and

     o    On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

     4.   Stock Option Plans and Other Executive Compensation Issues

     Lazard supports  efforts by companies to adopt  compensation  and incentive programs to attract and retain the highest caliber management  possible,  and to align the  interests  of the  Board,  management  and  employees  with  those of shareholders. Lazard favors programs intended to reward management and employees for positive,  long-term performance.  However,  Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

                                     B-153

     o    On a case-by-case basis regarding all stock option plans;

     o    Against  restricted  stock plans that do not  involve any  performance criteria;

     o    For employee stock purchase plans;

     o    On a case-by-case basis for stock appreciation rights plans;

     o    For deferred compensation plans;

     o    Against proposals to approve executive loans to exercise options;

     o    Against proposals to re-price underwater options;

     o    On a case-by-case basis regarding  shareholder  proposals to eliminate
          or  restrict  severance  agreements,   and  For  proposals  to  submit
          severance agreements to shareholders for approval; and

     o    Against  proposals  to  limit  executive  compensation  or to  require executive  compensation  to be  submitted  for  shareholder  approval, unless,  with respect to the latter submitting  compensation plans for shareholder approval is required by local law or practice.

     5.   Mergers and Other Significant Transactions

     Shareholders  are  asked  to  consider  a  number  of  different  types  of significant  transactions,  including  mergers,  acquisitions,  sales  of all or substantially  all of a company's  assets,  reorganizations  involving  business combinations and liquidations.  Each of these transactions is unique. Therefore,
Lazard's  Approved  Guideline  is to vote on each  of  these  transactions  on a case-by-case basis.

     6.   Social and Political Issues

     Proposals involving social and political issues take many forms and cover a wide array of issues.  Some  examples  are:  adoption of  principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries;  adoption of certain  conservation  efforts;  reporting of charitable  contributions  or  political  contributions  or  activities;  or the adoption of certain principles  regarding employment practices or discrimination policies.  These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

     Lazard generally  supports the notion that corporations  should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political  proposals in a way that it believes  will most  increase  shareholder value.  As a  result,  Lazard  has  adopted  Approved  Guidelines  to  vote on a case-by-case  basis for most social and political issue  proposals.  Lazard will generally vote for the approval of anti-discrimination policies.

                                     B-154

E.   Voting Non-U.S. Securities

Lazard  invests  in  non-U.S.  securities  on behalf of many  clients.  Laws and
regulations   regarding   shareholder   rights  and  voting   procedures  differ
dramatically  across  the world.  In  certain  countries,  the  requirements  or restrictions  imposed  before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's  ability to sell shares for a certain period of time if the  shareholder  votes  proxies  at a  meeting  (a  practice  known  as  "share blocking").  In other  instances,  the costs of voting a proxy  (i.e.,  by being required  to send a  representative  to the  meeting)  may simply  outweigh  any benefit  to the  client if the proxy is voted.  The  Manager  of  ProxyOps  will consult with Portfolio Management to determine whether they believe it is in the interest  of the  clients to vote the  proxies.  In these  instances,  the Proxy
Committee  will have the  authority to decide that it is in the best interest of its clients not to vote the proxies.

F.   Conflicts of Interest

     1.   Overview

     Lazard is required to vote proxies in the best interests of its clients. It is essential,  therefore,  that material conflicts of interest or the appearance of a material conflict be avoided.

     Potential  conflicts of interest  are  inherent in Lazard's  organizational structure  and  in the  nature  of  its  business.  Following  are  examples  of situations  that could  present a conflict of interest  or the  appearance  of a conflict of interest:

     o    Lazard Freres & Co. LLC  ("LF&Co."),  Lazard's parent and a registered broker-dealer,  or an investment  banking  affiliate has an investment banking  relationship  with a company  the shares of which are held in accounts of Lazard clients,  and has provided  services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

     o    Lazard serves as an investment adviser for a company the management of which  supports a particular  proposal,  and shares of the company are held in accounts of Lazard clients;

     o    Lazard  serves as an  investment  adviser for the  pension  plan of an organization that sponsors a proposal; or

     o    A  Lazard   employee   who  would   otherwise   be   involved  in  the
          decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

     2.   General Policy and Consequences of Violations

     All  proxies  must be voted in the best  interest  of each  Lazard  client, without any consideration of the interests of any other Lazard client (unrelated to the economic  effect of the  proposal  being voted on share  price),  Lazard,
LF&Co. or any of their Managing Directors, officers, employees or affiliates.

                                     B-155

     ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the  Proxy  Committee  and/or  the  Legal and  Compliance  Department.  No other
Managing Directors,  officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation  of this  Policy.  Any  communication  between a Managing  Director, officer or employee of LF&Co.  and a Managing  Director,  officer or employee of
Lazard trying to influence how a proposal should be voted is prohibited,  and is a  violation  of  this  Policy.  Violations  of  this  Policy  could  result  in disciplinary  action,  including  letter  of  censure,  fine or  suspension,  or termination of  employment.  Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's  client  agreements,  which could result in severe civil and  criminal  penalties  being  imposed,  including  the violator being  prohibited from ever working for any  organization  engaged in a securities business.

     Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering  whether they have a  conflicting  interest or the  appearance  of a conflicting  interest on any proposal. A conflict could arise, for example, if a
Managing Director,  officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director,  officer or employee  believes  such a  conflict  exists or may  appear to exist,  he or she should notify the Chief Compliance  Officer  immediately and, unless  determined otherwise, should not continue to participate in the decision-making process.

     3.   Monitoring for Conflicts and Voting When a Material Conflict Exists

     Lazard  monitors for  potential  conflicts of interest  when it is possible that a  conflict  could be viewed  as  influencing  the  outcome  of the  voting decision.  Consequently,  the steps that Lazard takes to monitor conflicts,  and voting  proposals  when the  appearance of a material  conflict  exists,  differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

          a.   Where Approved Guideline Is For or Against

          Most  proposals on which  Lazard  votes have an Approved  Guideline to vote for or against.  Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved  Guideline.  It is therefore  necessary to consider whether an apparent conflict of interest exists where Portfolio  Management  disagrees with the Approved  Guideline.  When that  happens,  the Manager of ProxyOps will use its best  efforts to  determine  whether a conflict of interest or potential  conflict of  interest  exists by  inquiring  whether the company itself,  or the sponsor of the proposal is a Lazard client.  If either is a
     Lazard  client,  the  Manager  of Proxy  Ops  will  notify  Lazard's  Chief
     Compliance  Officer,  who will  determine  whether  some other  conflict or potential conflict exists.

          If it appears  that a conflict  of  interest  exists,  the  Manager of
     ProxyOps  will  notify  the  Proxy  Committee,  who will  review  the facts surrounding  the conflict and  determine  whether the conflict is material.
     Whether a conflict is "material" will depend on the facts and circumstances involved.  For  purposes  of this  Policy,  the  appearance  of a  material

                                     B-156

     conflict is one that the Proxy Committee  determines could be expected by a reasonable  person in similar  circumstances  to influence  or  potentially influence the voting decision on the particular proposal involved.

          If the Proxy Committee  determines that there is no material conflict, the proxy will be voted as outlined in this Policy.  If the Proxy Committee determines  that a material  conflict  appears to exist,  then the proposal will be voted according to the Approved Guideline.

          a.   Where Approved Guideline Is Case-by-Case

          In situations where the Approved Guideline is to vote case-by-case and a material  conflict of interest  appears to exist,  Lazard's  policy is to vote the proxy  item  according  to the  recommendation  of an  independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine  whether a  conflict  of  interest  or a  potential  conflict  of interest  may exist by  inquiring  whether the sponsor of the proposal is a
     Lazard client. If the sponsor is a Lazard client,  the Manager of Proxy Ops will notify Lazard's Chief Compliance  Officer,  who will determine whether some other conflict or potential conflict exists.

          If it appears  that a conflict  of  interest  exists,  the  Manager of
     ProxyOps  will  notify  the  Proxy  Committee,  who will  review  the facts surrounding  the conflict and  determine  whether the conflict is material.
     There is a  presumption  that  certain  circumstances  will  give rise to a material conflict of interest or the appearance of such material  conflict, such as LF&Co.  having  provided  services to a company  with respect to an upcoming  significant  proxy proposal (i.e., a merger or other  significant transaction).  If the Proxy Committee  determines that there is no material conflict,  the proxy will be voted as outlined in this Policy. If the Proxy
     Committee  determines that a material  conflict appears to exist,  then the proposal will generally be voted  according to the  recommendation  of ISS, however,  before doing so,  ProxyOps  will obtain a written  representation from ISS that it is not in a  position  of  conflict  with  respect  to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies.  If ISS is in a conflicting  position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy
     Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services,  and will defer to the majority recommendation.  If a recommendation for a third independent  source  is not  available  and  ISS  is  not in a  conflicting position,  Lazard will  follow the  recommendation  of ISS's Proxy  Advisor
     Service. In addition,  in the event of a conflict that arises in connection with a proposal  for a Lazard  mutual fund,  Lazard will either  follow the procedures  described  above or vote shares for or against the  proposal in proportion to shares voted by other shareholders.

G.   Review of Policy

The Proxy Committee will review this Policy at least  semi-annually  to consider whether any changes  should be made to it or to any of the Approved  Guidelines.
Questions  or  concerns

                                     B-157

regarding  the Policy should be raised with  Lazard's  General  Counsel or Chief
Compliance Officer.

                                     B-158

                      Proxy Voting Policies and Procedures

                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                                    Effective
                                   June, 2008

These  Proxy  Voting  Policies  and  Procedures  (the  "Policy")  for  BlackRock
Advisors,  LLC  and  its  affiliated  U.S.  registered  investment  advisers(11)
("BlackRock")  reflect our duty as a fiduciary under the Investment Advisers Act of 1940  (the  "Advisers  Act") to vote  proxies  in the best  interests  of our clients.  BlackRock serves as the investment  manager for investment  companies, other commingled  investment  vehicles and/or separate accounts of institutional and  other  clients.  The  right to vote  proxies  for  securities  held in such accounts  belongs to  BlackRock's  clients.  Certain  clients of BlackRock  have
retained   the  right  to  vote  such   proxies  in   general  or  in   specific
circumstances.(12) Other clients, however, have delegated to BlackRock the right to vote proxies for  securities  held in their  accounts as part of  BlackRock's authority to manage, acquire and dispose of account assets.

When BlackRock  votes proxies for a client that has delegated to BlackRock proxy voting authority,  BlackRock acts as the client's agent. Under the Advisers Act, an  investment  adviser is a  fiduciary  that owes each of its clients a duty of care and loyalty  with respect to all  services  the adviser  undertakes  on the client's  behalf,  including proxy voting.  BlackRock is therefore  subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's  best  interests,(13)  whether or not the client's  proxy voting is subject to the fiduciary  standards of the Employee  Retirement  Income Security
Act of 1974  ("ERISA").(14)  When voting proxies for client accounts  (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best  interests of clients and ERISA  clients' plan  beneficiaries and participants.  In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying  securities held in client accounts.(15) It is imperative that
BlackRock  considers  the  interests  of its clients,  and not the
-----------

(11) The Policy does not apply to BlackRock Asset  Management  U.K.  Limited and
     BlackRock  Investment  Managers   International  Limited,  which  are  U.S.
     registered investment advisers based in the United Kingdom.

(12) In certain situations,  a client may direct BlackRock to vote in accordance with the client's proxy voting  policies.  In these  situations,  BlackRock will  seek to  comply  with  such  policies  to the  extent it would not be inconsistent with other BlackRock legal responsibilities.

(13) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President,
     Ram Trust  Services  (February  12, 2002)  (Section  206 of the  Investment
     Advisers Act imposes a fiduciary  responsibility to vote proxies fairly and in the best  interests of clients);  SEC Release No.  IA-2106  (February 3,
     2003).

(14) DOL  Interpretative  Bulletin of Sections  402,  403 and 404 of ERISA at 29
     C.F.R. 2509.94-2

(15) Other  considerations,  such  as  social,  labor,  environmental  or  other policies,  may be of interest to  particular  clients.  While  BlackRock is cognizant of the importance of such considerations,  when voting proxies it will

                                     B-159

interests  of  BlackRock,  when  voting  proxies  and that  real (or  perceived)
material  conflicts  that may arise  between  BlackRock's  interest and those of
BlackRock's clients are properly addressed and resolved.

Advisers Act Rule  206(4)-6 was adopted by the SEC in 2003 and  requires,  among other things,  that an investment  adviser that exercises  voting authority over clients'  proxy voting  adopt  policies and  procedures  reasonably  designed to ensure  that the  adviser  votes  proxies  in the  best  interests  of  clients, discloses to its clients  information  about those  policies and  procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6,  and given the complexity of the issues that may be raised in connection  with proxy votes,
BlackRock  has  adopted  these  policies  and  procedures.   BlackRock's  Equity
Investment  Policy  Oversight  Committee,   or  a  sub-committee   thereof  (the
"Committee"),  addresses  proxy  voting  issues on behalf of  BlackRock  and its clients.(16)  The  Committee  is  comprised  of senior  members  of  BlackRock's
Portfolio  Management  Group and  advised by  BlackRock's  Legal and  Compliance
Department.

I.   SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes  made on behalf of all  BlackRock  clients,  except for  clients  who have retained  the  right to vote  their  own  proxies,  either  generally  or on any specific  matter.  In so doing,  the  Committee  shall seek to ensure that proxy votes  are made in the best  interests  of  clients,  and that  proxy  votes are determined in a manner free from  unwarranted or inappropriate  influences.  The
Committee  shall also  oversee the overall  administration  of proxy  voting for
BlackRock accounts.(17)

The Committee shall establish  BlackRock's  proxy voting  guidelines,  with such advice,  participation  and research as the  Committee  deems  appropriate  from portfolio  managers,  proxy voting  services or other  knowledgeable  interested parties.  As it is anticipated  that there will not necessarily be a "right" way to vote proxies on any given issue  applicable  to all facts and  circumstances, the Committee  shall also be responsible  for  determining  how the proxy voting guidelines  will be applied to specific  proxy votes,  in light of each issuer's unique structure,  management,  strategic options and, in certain circumstances, probable economic and other
-----------

     generally  take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent  that a  BlackRock  client  desires to pursue a  particular  social, labor,  environmental  or other agenda through the proxy votes made for its
     securities  held  through  BlackRock  as  investment   adviser,   BlackRock
     encourages the client to consider  retaining  direct proxy voting authority or to appoint  independently  a special proxy voting  fiduciary  other than
     BlackRock.

(16) Subject to the Proxy Voting  Policies of Merrill Lynch Bank & Trust Company
     FSB, the Committee may also function  jointly as the Proxy Voting Committee for  Merrill  Lynch  Bank & Trust  Company  FSB trust  accounts  managed by personnel dually-employed by BlackRock.

(17) The Committee may delegate  day-to-day  administrative  responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

                                     B-160

anticipated  consequences of alternative actions. In so doing, the Committee may determine  to vote a  particular  proxy in a manner  contrary  to its  generally stated guidelines.

The Committee may determine  that the subject matter of certain proxy issues are
not  suitable  for  general  voting   guidelines  and  requires  a  case-by-case
determination,  in which  case the  Committee  may elect not to adopt a specific voting  guideline  applicable  to such issues.  BlackRock  believes that certain proxy  voting  issues  - such as  approval  of  mergers  and  other  significant
corporate   transactions  -  require  investment  analysis  akin  to  investment decisions, and are therefore not suitable for general guidelines.  The Committee may elect to adopt a common  BlackRock  position on certain proxy votes that are akin to investment decisions,  or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(18)

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock  exercises voting authority in a uniform manner for all BlackRock clients, the Committee,  in conjunction with the portfolio manager of an account,  may determine  that the specific  circumstances  of such account require that such account's  proxies be voted  differently due to such account's investment objective or other factors that differentiate it from other accounts.
In addition,  on proxy votes that are akin to  investment  decisions,  BlackRock believes  portfolio  managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's  clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible  for ensuring the  maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(19) All records will be maintained in accordance  with  applicable  law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations  and  records  shall be treated  as  proprietary,  nonpublic  and confidential.

The  Committee  shall  be  assisted  by  other  BlackRock  personnel,  as may be appropriate.  In  particular,  the  Committee  has  delegated  to the  BlackRock
Operations  Department  responsibility  for  monitoring  corporate  actions  and ensuring  that proxy votes are  submitted in a timely  fashion.  The  Operations
Department  shall  ensure that proxy voting  issues are promptly  brought to the
Committee's  attention  and that the  Committee's  proxy  voting  decisions  are appropriately disseminated and implemented.
-----------

(18) The Committee will normally defer to portfolio managers on proxy votes that are akin to  investment  decisions  except for proxy  votes that  involve a material  conflict of  interest,  in which case it will  determine,  in its discretion, the appropriate voting process so as to address such conflict.

(19) The  Committee  may delegate the actual  maintenance  of such records to an outside  service  provider.  Currently,  the  Committee  has  delegated the maintenance of such records to Institutional Shareholder Services.

                                     B-161

To assist BlackRock in voting proxies,  the Committee may retain the services of a firm providing such services.  BlackRock has currently retained  Institutional
Shareholder  Services  ("ISS") in that role. ISS is an independent  adviser that specializes in providing a variety of fiduciary-level  proxy-related services to institutional investment managers, plan sponsors,  custodians,  consultants, and other institutional  investors.  The services provided to BlackRock may include, but are not limited to, in-depth  research,  voting  recommendations  (which the
Committee is not obligated to follow), vote execution, and recordkeeping.

II.  SPECIAL CIRCUMSTANCES

Routine Consents

BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under,  a loan  agreement,  partnership  agreement,  indenture or other governing document of a specific financial instrument held by BlackRock clients.
BlackRock  will  generally  treat such  requests  for  consents not as "proxies"
subject to these Proxy Voting Policies and Procedures but as investment  matters to be dealt with by the responsible BlackRock investment professionals, provided that such  consents (i) do not relate to the election of a board of directors or appointment  of  auditors  of a public  company,  and (ii)  either (A) would not otherwise  materially  affect the  structure,  management or control of a public company,  or (B)  relate  to a  company  in which  BlackRock  clients  hold only interests in bank loans or debt  securities  and are  consistent  with customary standards and practices for such instruments.

Securities on Loan

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities  lending  programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender  (unless the loan is recalled).  BlackRock  believes that each client has the right to determine  whether  participating  in a securities  lending program enhances  returns,  to contract with the securities  lending agent of its choice and to structure a securities  lending program,  through its lending agent, that balances  any tension  between  loaning and voting  securities  in a matter that satisfies  such  client.  If client has decided to  participate  in a securities lending  program,  BlackRock will therefore defer to the client's  determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns  received from securities  lending and make the client a less  desirable  lender  in a  marketplace.  Where a client  retains  a lending agent that is unaffiliated with BlackRock,  BlackRock will generally not seek to vote proxies  relating to securities on loan because  BlackRock does not have a  contractual  right to recall such loaned  securities  for the purpose of voting  proxies.  Where  BlackRock  or an affiliate  acts as the lending  agent,
BlackRock  will also  generally not seek to recall loaned  securities  for proxy voting purposes, unless the portfolio manager responsible for the account or the
Committee  determines that voting the proxy is in the client's best interest and requests that the security be recalled.

                                     B-162

Voting Proxies for Non-US Companies

While the proxy voting process is well established in the United States,  voting proxies of non-US  companies  frequently  involves  logistical  issues which can affect BlackRock's  ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder  meetings;  (ii) restrictions on a foreigner's  ability to
exercise   votes;   (iii)   requirements   to  vote  proxies  in  person;   (iv)
"shareblocking"  (requirements  that  investors who exercise their voting rights surrender the right to dispose of their  holdings for some  specified  period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy;  and (vi)  requirements  to provide  local  agents with  unrestricted powers of attorney to facilitate voting instructions.

As a  consequence,  BlackRock  votes  proxies  of  non-US  companies  only  on a
"best-efforts"  basis.  In addition,  the  Committee  may  determine  that it is generally  in the best  interests  of  BlackRock  clients not to vote proxies of companies  in  certain  countries  if the  Committee  determines  that the costs
(including but not limited to opportunity  costs  associated with  shareblocking constraints)  associated  with  exercising  a vote  generally  are  expected  to outweigh the benefit the client will derive by voting on the issuer's  proposal.
If the  Committee  so  determines  in the  case  of a  particular  country,  the
Committee  (upon advice from  BlackRock  portfolio  managers)  may override such determination with respect to a particular  issuer's  shareholder meeting if the
Committee  believes  the  benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date

With respect to votes in connection with securities held on a particular  record date but sold from a client account prior to the holding of the related meeting,
BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest

From time to time,  BlackRock  may be required to vote  proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock  Affiliate"),  or a money management  or other  client of BlackRock (a  "BlackRock  Client").(20)  In such event,  provided that the Committee is aware of the real or potential  conflict, the following procedures shall apply:

     |X|  The  Committee  intends to adhere to the voting  guidelines  set forth herein for all proxy  issues  including  matters  involving  BlackRock
          Affiliates and BlackRock Clients.  If, however, the matter to be voted on  represents  a  non-routine  matter that is material to a BlackRock
          Affiliate or a BlackRock  Client and the Committee does not reasonably believe it is able to follow its general voting  guidelines (or if the particular  proxy matter is not addressed in the  guidelines) and vote impartially,  the Committee may, in its
-----------

(20) Such issuers may include investment  companies for which BlackRock provides investment advisory, administrative and/or other services.

                                     B-163

          discretion   for  the  purposes  of  ensuring   that  an   independent
          determination  is reached,  retain an independent  fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

     |X|  if the Committee determines not to retain an independent fiduciary, or does not desire to follow the  advice of such  independent  fiduciary, the Committee shall  determine how to vote the proxy after  consulting with the  BlackRock  Portfolio  Management  Group and/or the BlackRock
          Legal and Compliance  Department and concluding  that the vote cast is in the client's best interest notwithstanding the conflict.

III. VOTING GUIDELINES

The Committee has determined that it is appropriate and in the best interests of
BlackRock's  clients to adopt the following voting  guidelines,  which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve  unusual  circumstances.  With respect to any particular proxy issue,  however, the Committee may elect to vote differently than a voting guideline  if the  Committee  determines  that  doing so is, in the  Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee  member and may be amended or deleted upon the vote of a majority of voting  Committee  members present at a Committee meeting for which there is a quorum.

Boards of Directors

These proposals  concern those issues submitted to shareholders  relating to the composition  of the  Board of  Directors  of  companies  other  than  investment companies. As a general matter, the Committee believes that a company's Board of
Directors (rather than shareholders) is most likely to have access to important, nonpublic  information  regarding a company's  business  and  prospects,  and is therefore  best-positioned to set corporate policy and oversee  management.  The
Committee therefore believes that the foundation of good corporate governance is the election of  qualified,  independent  corporate  directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize  shareholder value over time.
In individual  cases, the Committee may look at a Director  nominee's history of representing  shareholder  interests as a director of other companies,  or other factors to the extent the Committee deems relevant.

The Committee's general policy is to vote:

------ --------------------------------------------------------------------------
#                                VOTE and DESCRIPTION
------ --------------------------------------------------------------------------

A.1    FOR nominees for director of United States companies in uncontested elections, except for nominees who
       have missed at least two meetings and, as a result, attended less than
       75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
       voted to implement or renew a "dead-hand" poison pill

                                     B-164

       ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
       failed to act on takeover offers where the majority of the shareholders have tendered their shares
       are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
       on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
       sit on more than six boards of public companies
------ --------------------------------------------------------------------------

A.2    FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
------ --------------------------------------------------------------------------

A.3    FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
------ --------------------------------------------------------------------------

A.4    AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
------ --------------------------------------------------------------------------

A.5    AGAINST proposals supporting cumulative voting
------ --------------------------------------------------------------------------

A.6    FOR proposals eliminating cumulative voting
------ --------------------------------------------------------------------------

A.7    FOR proposals supporting confidential voting
------ --------------------------------------------------------------------------

A.8    FOR proposals seeking election of supervisory board members
------ --------------------------------------------------------------------------

A.9    AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a
       Board of Directors
------ --------------------------------------------------------------------------

A.10   AGAINST shareholder proposals for term limits for directors
------ --------------------------------------------------------------------------

A.11   FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
------ --------------------------------------------------------------------------

A.12   AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
------ --------------------------------------------------------------------------

A.13   FOR proposals requiring a majority of independent directors on a Board of Directors
------ --------------------------------------------------------------------------

A.14   FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
------ --------------------------------------------------------------------------

A.15   FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
------ --------------------------------------------------------------------------

A.16   AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
------ --------------------------------------------------------------------------

A.17   FOR proposals to elect account inspectors
------ --------------------------------------------------------------------------

                                     B-165

A.18   FOR proposals to fix the membership of a Board of Directors at a specified size
------ --------------------------------------------------------------------------

A.19   FOR proposals permitting shareholder ability to nominate directors directly
------ --------------------------------------------------------------------------

A.20   AGAINST proposals to eliminate shareholder ability to nominate directors directly
------ --------------------------------------------------------------------------

A.21   FOR proposals permitting shareholder ability to remove directors directly
------ --------------------------------------------------------------------------

A.22   AGAINST proposals to eliminate shareholder ability to remove directors directly
------ --------------------------------------------------------------------------

A.23   FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure
------ --------------------------------------------------------------------------

A.24   FOR precatory and binding resolutions requesting that the board change the company's by-laws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats
------ --------------------------------------------------------------------------

A.25   AGAINST shareholder proposals requiring two candidates per board seat
------ --------------------------------------------------------------------------

A.26   AGAINST proposals to eliminate entirely directors' and officers'
       liability for monetary damages for violating the duty of care
------ --------------------------------------------------------------------------

A.27   AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness
------ --------------------------------------------------------------------------

A.28   AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e.
       "permissive indemnification"), but that previously the company was not required to indemnify
------ --------------------------------------------------------------------------

A.29   FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

       o If the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company; and
       o If only the director's legal expenses would be covered
------ --------------------------------------------------------------------------

                                     B-166

A.30   AGAINST proposals that provide that directors may be removed only for cause
------ --------------------------------------------------------------------------

A.31   FOR proposals to restore shareholders' ability to remove directors with or without cause
------ --------------------------------------------------------------------------

A.32   AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies
------ --------------------------------------------------------------------------

A.33   FOR proposals that permit shareholders to elect directors to fill board vacancies, provided that it is understood that investment company directors may fill Board vacancies as permitted by the Investment
       Company Act of 1940, as amended

------ --------------------------------------------------------------------------

Auditors

These proposals  concern those issues  submitted to shareholders  related to the selection  of  auditors.  As a  general  matter,  the  Committee  believes  that
corporate   auditors  have  a  responsibility  to  represent  the  interests  of shareholders  and provide an  independent  view on the  propriety  of  financial reporting decisions of corporate management.  While the Committee will generally defer to a corporation's  choice of auditor,  in individual cases, the Committee may look at an  auditors'  history  of  representing  shareholder  interests  as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

------ --------------------------------------------------------------------------
B.1    FOR approval of independent auditors, except for
       |X|  auditors that have a financial interest in, or material
            association with, the company they are auditing, and are therefore believed by the Committee not to be independent
       |X|  auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation
       |X|  on a case-by-case basis, auditors who in the Committee's
            opinion provide a significant amount of non-audit services to the company
------ --------------------------------------------------------------------------

B.2    FOR proposals seeking authorization to fix the remuneration of auditors
------ --------------------------------------------------------------------------

B.3    FOR approving internal statutory auditors
------ --------------------------------------------------------------------------

B.4    FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
------ --------------------------------------------------------------------------

                                     B-167

Compensation and Benefits

These  proposals  concern  those  issues  submitted to  shareholders  related to management  compensation  and  employee  benefits.  As  a  general  matter,  the
Committee favors disclosure of a company's compensation and benefit policies and opposes  excessive  compensation,  but believes  that  compensation  matters are normally best  determined  by a  corporation's  board of directors,  rather than shareholders.  Proposals to "micro-manage" a company's compensation practices or to set  arbitrary  restrictions  on  compensation  or  benefits  will  therefore generally not be supported.

The Committee's general policy is to vote:

------ --------------------------------------------------------------------------
C.1    IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
------ --------------------------------------------------------------------------

C.2    FOR proposals to eliminate retirement benefits for outside directors
------ --------------------------------------------------------------------------

C.3    AGAINST proposals to establish retirement benefits for outside directors
------ --------------------------------------------------------------------------

C.4    FOR proposals approving the remuneration of directors or of supervisory board members
------ --------------------------------------------------------------------------

C.5    AGAINST proposals to reprice stock options
------ --------------------------------------------------------------------------

C.6    FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
------ --------------------------------------------------------------------------

C.7    FOR proposals to pay retirement bonuses to directors of Japanese companies unless  the directors have served less than three years
------ --------------------------------------------------------------------------

C.8    AGAINST proposals seeking to pay outside directors only in stock
------ --------------------------------------------------------------------------

C.9    FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
------ --------------------------------------------------------------------------

C.10   AGAINST proposals to ban all future stock or stock option grants to executives
------ --------------------------------------------------------------------------

C.11   AGAINST option plans or grants that apply to directors or employees of
       "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
------ --------------------------------------------------------------------------

C.12   FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
------ --------------------------------------------------------------------------

                                     B-168

C.13   FOR shareholder proposals - based on a case-by-case analysis - that request the Board to establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives
------ --------------------------------------------------------------------------

C.14   AGAINST executive compensation plans in which there is a no connection between the CEO's pay and company performance (e.g., the plan calls for an increase in pay and when there has been a decrease in company performance
------ --------------------------------------------------------------------------

C.15   WITHHOLD votes from the Compensation Committee members when company compensation plan has no connection between executive pay and company performance
------ --------------------------------------------------------------------------

C.16   FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table
------ --------------------------------------------------------------------------

C.17   FOR shareholder proposals seeking disclosure regarding the company,
       Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid
------ --------------------------------------------------------------------------

C.18   AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation
------ --------------------------------------------------------------------------

C.19   FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts
------ --------------------------------------------------------------------------

C.20   FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans ("SERP") agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans
------ --------------------------------------------------------------------------

C.21   FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
       (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the SERP's definition of covered compensation used to establish such benefits
------ --------------------------------------------------------------------------

C.22   AGAINST the equity plan if any of the following factors apply:

       o The total cost of the company's equity plans is unreasonable;

                                     B-169

       o The plan expressly permits the repricing of stock options without prior shareholder approval;
       o There is a disconnect between CEO pay and the company's performance;
       and/or
       o The plan is a vehicle for poor compensation practices
------ --------------------------------------------------------------------------

C.23   FOR equity plans for non-employee director on a case-by-case basis based on the structure of the plan
------ --------------------------------------------------------------------------

C.24   AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so
------ --------------------------------------------------------------------------

C.25   FOR shareholder proposals to put option repricings to a shareholder vote
------ --------------------------------------------------------------------------

Capital Structure

These proposals relate to various  requests,  principally  from management,  for approval of amendments that would alter the capital structure of a company, such as an increase in authorized  shares.  As a general  matter,  the Committee will support requests that it believes enhance the rights of common  shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee's general policy is to vote:

------ --------------------------------------------------------------------------
D.1    AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
------ --------------------------------------------------------------------------

D.2    FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
------ --------------------------------------------------------------------------

D.3    FOR management proposals approving share repurchase programs
------ --------------------------------------------------------------------------

D.4    FOR management proposals to split a company's stock
------ --------------------------------------------------------------------------

D.5    FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
------ --------------------------------------------------------------------------

D.6    FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date)
------ --------------------------------------------------------------------------

D.7    AGAINST proposals to create a new class of common stock with superior voting rights
------ --------------------------------------------------------------------------

D.8    AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights
------ --------------------------------------------------------------------------

                                     B-170

D.9    FOR proposals to create a new class of nonvoting or sub-voting common stock if:
       o It is intended for financing purposes with minimal or no dilution to current shareholders; and
       o It is not designed to preserve the voting power of an insider or significant shareholder

------ --------------------------------------------------------------------------

D.10   AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)
------ --------------------------------------------------------------------------

D.11   FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable
------ --------------------------------------------------------------------------

D.12   FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced
------ --------------------------------------------------------------------------

D.13   FOR management proposals to implement a reverse stock split to avoid delisting
------ --------------------------------------------------------------------------

D.14   FOR management proposals to increase the common share authorization for a stock split or share dividend
------ --------------------------------------------------------------------------

D.15   FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms
------ --------------------------------------------------------------------------

Corporate Charter and By-Laws

These  proposals  relate to various  requests  for approval of  amendments  to a corporation's  charter or  by-laws,  principally  for the purpose of adopting or redeeming "poison pills". As a general matter,  the Committee will oppose poison pill provisions unless,  after consultation with the portfolio  managers,  it is determined  that  supporting  the  poison  pill is in the best  interest  of the client.

The Committee's general policy is to vote:

------ --------------------------------------------------------------------------
E.1    AGAINST proposals seeking to adopt a poison pill
------ --------------------------------------------------------------------------

E.2    FOR proposals seeking to redeem a poison pill
------ --------------------------------------------------------------------------

E.3    FOR proposals seeking to have poison pills submitted to shareholders for ratification
------ --------------------------------------------------------------------------

E.4    FOR management proposals to change the company's name
------ --------------------------------------------------------------------------

E.5    AGAINST proposals to require a supermajority shareholder vote
------ --------------------------------------------------------------------------

E.6    FOR proposals to lower supermajority vote requirements
------ --------------------------------------------------------------------------

                                     B-171

E.7    AGAINST proposals giving the board exclusive authority to amend the bylaws
------ --------------------------------------------------------------------------

E.8    FOR proposals giving the board the ability to amend the bylaws in addition to shareholders
------ --------------------------------------------------------------------------

E.9    CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:
       - The reasons for reincorporating
       - A comparison of the governance provisions
       - Comparative economic benefits, and
       - A comparison of the jurisdiction laws
------ --------------------------------------------------------------------------

E.10   FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes
------ --------------------------------------------------------------------------

E.11   FOR proposals to restore, or provide shareholders with rights of appraisal
------ --------------------------------------------------------------------------

Corporate Meetings

These  are  routine  proposals   relating  to  various  requests  regarding  the
formalities of corporate meetings.

The Committee's general policy is to vote:

------ --------------------------------------------------------------------------
F.1    AGAINST proposals that seek authority to act on "any other business that may arise"
------ --------------------------------------------------------------------------

F.2    FOR proposals designating two shareholders to keep minutes of the meeting
------ --------------------------------------------------------------------------

F.3    FOR proposals concerning accepting or approving financial statements and statutory reports
------ --------------------------------------------------------------------------

F.4    FOR  proposals approving the discharge of management and the supervisory board
------ --------------------------------------------------------------------------

F.5    FOR  proposals approving the allocation of income and the dividend
------ --------------------------------------------------------------------------

F.6    FOR proposals seeking authorization to file required documents/other formalities
------ --------------------------------------------------------------------------

F.7    FOR proposals to authorize the corporate board to ratify and execute approved resolutions
------ --------------------------------------------------------------------------

F.8    FOR proposals appointing inspectors of elections
------ --------------------------------------------------------------------------

F.9    FOR proposals electing a chair of the meeting
------ --------------------------------------------------------------------------

F.10   FOR proposals to permit "virtual" shareholder meetings over the Internet
------ --------------------------------------------------------------------------

F.11   AGAINST proposals to require rotating sites for shareholder meetings
------ --------------------------------------------------------------------------

F.12   AGAINST proposals that are substantially duplicative (i.e., shareholder proposals that are unnecessary because a management proposal serves the same purpose)
------ --------------------------------------------------------------------------

                                     B-172

Investment Companies

These proposals relate to proxy issues that are associated  solely with holdings of shares of investment  companies,  including,  but not limited to,  investment companies  for which  BlackRock  provides  investment  advisory,  administrative and/or other services. As with other types of companies,  the Committee believes
that  a  fund's  Board  of  Directors   (rather   than  its   shareholders)   is
best-positioned  to  set  fund  policy  and  oversee  management.  However,  the
Committee  opposes granting Boards of Directors  authority over certain matters, such as changes to a fund's investment objective that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee's general policy is to vote:

------ --------------------------------------------------------------------------
G.1    FOR nominees for director of mutual funds in uncontested elections, except for nominees who
       |X|  have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
       |X|  ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
       |X|  are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
       |X|  on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
------ --------------------------------------------------------------------------

G.2    FOR the establishment of new series or classes of shares
------ --------------------------------------------------------------------------

G.3    AGAINST proposals to change a fund's investment objective to nonfundamental
------ --------------------------------------------------------------------------

G.4    FOR  proposals to establish a master-feeder structure or authorizing the
       Board to approve a master-feeder structure without a further shareholder vote
------ --------------------------------------------------------------------------

G.5    AGAINST a shareholder proposal for the establishment of a director ownership requirement
------ --------------------------------------------------------------------------

G.6    FOR classified boards of closed-end investment companies
------ --------------------------------------------------------------------------

G.6    AGAINST removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
------ --------------------------------------------------------------------------

Environmental and Social Issues

These are shareholder  proposals to limit corporate  conduct in some manner that relates to the  shareholder's  environmental or social  concerns.  The Committee generally believes that annual

                                     B-173

shareholder  meetings  are  inappropriate  forums for the  discussion  of larger social issues, and opposes  shareholder  resolutions  "micromanaging"  corporate conduct or requesting  release of information  that would not help a shareholder evaluate an  investment  in the  corporation  as an economic  matter.  While the
Committee is generally  supportive of proposals to require corporate  disclosure of  matters  that seem  relevant  and  material  to the  economic  interests  of shareholders,  the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee's general policy is to vote:

------ --------------------------------------------------------------------------
H.1    AGAINST proposals seeking to have companies adopt international codes of conduct
------ --------------------------------------------------------------------------

H.2    AGAINST proposals seeking to have companies provide non-required analyses, information statements or reports in the following areas unless there are compelling investment reasons to request such reports:

       -  environmental liabilities;
       -  bank lending policies;
       -  corporate political contributions or activities;
       -  alcohol and tobacco advertising and efforts to discourage use of such products by minors or other groups;
       -  costs and risk of doing business in any individual country or the standards of operations in such country;
       -  involvement in nuclear defense systems or other military products;
       -  animal welfare standards;
       -  pricing policies;
       -  the use of certain commodities, genetically modified materials or chemicals;
       -  sustainability and other perceived political, environmental or social issues that do not directly relate to the economic
          operations of the company;
       -  charitable contributions made by the company
------ --------------------------------------------------------------------------

H.3    AGAINST proposals requesting reports on Maquiladora operations or on
       CERES principles
------ --------------------------------------------------------------------------

H.4    AGAINST proposals seeking implementation of the CERES principles
------ --------------------------------------------------------------------------

                                     B-174

H.5    FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:
       - The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
        - The company's level of disclosure is comparable to or better than information provided by industry peers; and
        -There are no significant fines, penalties, or litigation associated with the company's environmental performance

------ --------------------------------------------------------------------------

H.6    AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions
------ --------------------------------------------------------------------------

H.7    FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
       -The company does not maintain operations in Kyoto signatory markets;
       -The company already evaluates and substantially discloses such information;
       -Greenhouse gas emissions do not significantly impact the
         company's core businesses; or
       -The company is not required to comply with the Kyoto Protocol standards
------ --------------------------------------------------------------------------

H.8    AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use
------ --------------------------------------------------------------------------

H.9    AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders
------ --------------------------------------------------------------------------

H.10   AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage
------ --------------------------------------------------------------------------

H.11   AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are

                                     B-175

     generally useful for assisting  worthwhile causes and for creating goodwill in the  community.  In the  absence  of bad faith,  self-dealing,  or gross negligence, management should determine which contributions are in the best interests of the company

------ --------------------------------------------------------------------------

H.12   AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders
------ --------------------------------------------------------------------------

H.13   AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or
       non-discrimination policies
------ --------------------------------------------------------------------------

H.14   AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administrative burden on the company
------ --------------------------------------------------------------------------

H.15   FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company
------ --------------------------------------------------------------------------

H.16   AGAINST proposals to exclude references to sexual orientation, interests, or activities from a company's EEO statement
------ --------------------------------------------------------------------------

H.17   AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company
------ --------------------------------------------------------------------------

H.18   AGAINST proposals to take specific actions or adopt policies that require the company to support legislation to:
       -label or identify products in a certain manner;
       -study or evaluate the use of certain company products;
       -increase animal welfare standards to above those required by law;
        or
       -engage in political, environmental or social activities that do not directly relate to the economic operations of the company
------ --------------------------------------------------------------------------

H.19   CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance, considering:

       -  The feasibility of financially quantifying environmental risk factors;
       -  The company's compliance with applicable legislation

                                     B-176

          and/or regulations regarding environmental performance;
       -  The costs associated with implementing improved standards;
       -  The potential costs associated with remediation resulting from poor environmental performance; and
       -  The current level of disclosure on environmental policies and initiatives
------ --------------------------------------------------------------------------

H.20   FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public
------ --------------------------------------------------------------------------

H.21   CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

       - Risks associated with certain international markets;
       - The utility of such a report to shareholders; and
       - The existence of a publicly available code of corporate conduct that applies to international operations
------ --------------------------------------------------------------------------

H.22   CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
       -  The nature and amount of company business in that country;
       -  The company's workplace code of conduct;
       -  Proprietary and confidential information involved;
       -  Company compliance with U.S. regulations on investing in the country; and/or
       -  Level of peer company involvement in the country
------ --------------------------------------------------------------------------

H.23   CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.  In evaluating these proposals, the following should be considered:

       -  The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
       -  Agreements with foreign suppliers to meet certain workplace

                                     B-177

          standards;
       -  Whether company and vendor facilities are monitored and how;
       -  Company participation in fair labor organizations;
       -  Type of business;
       -  Proportion of business conducted overseas;
       -  Countries of operation with known human rights abuses;
       -  Whether the company has been recently involved in significant labor and human rights controversies or violations;
       -  Peer company standards and practices; and
       -  Union presence in company's international factories
------ --------------------------------------------------------------------------

IV.  NOTICE TO CLIENTS

BlackRock  will make records of any proxy vote it has made on behalf of a client available to such client upon  request.(21)  BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its  clients'  interests or as may be necessary to effect such votes or as may be required by law.

BlackRock  encourages clients with an interest in particular proxy voting issues to make  their  views  known to  BlackRock,  provided  that,  in the  absence of specific written  direction from a client on how to vote that client's  proxies,
BlackRock  reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date  indicated on the cover hereof.  The Committee may subsequently amend these policies at any time, without notice.
-----------

(21) Such request may be made to the client's portfolio or relationship  manager or addressed in writing to Secretary,  BlackRock Equity  Investment  Policy
     Oversight Committee,  Legal and Compliance  Department,  BlackRock Inc., 40
     East 52nd Street, New York, New York 10022.

                                     B-178

                        WESTERN ASSET MANAGEMENT COMPANY
                      Proxy Voting Policies and Procedures

Background

     An  investment  adviser is required  to adopt and  implement  policies  and procedures  that we believe are reasonably  designed to ensure that proxies are voted in the best  interest of clients,  in accordance  with  fiduciary duties and SEC Rule  206(4)-6  under the  Investment  Advisers  Act of 1940
     ("Advisers  Act").  The  authority  to vote the  proxies of our  clients is
     established   through  investment   management   agreements  or  comparable
     documents.   In   addition   to  SEC   requirements   governing   advisers,
     long-standing   fiduciary   standards   and   responsibilities   have  been
     established for ERISA  accounts.  Unless a manager of ERISA assets has been expressly  precluded  from  voting  proxies,  the  Department  of Labor has determined that the responsibility for these votes lies with the investment manager.

     POLICY

     As a fixed income only manager,  the occasion to vote proxies is very rare.
     However,  the Firm has adopted and implemented policies and procedures that we believe are reasonably  designed to ensure that proxies are voted in the best interest of clients,  in accordance with our fiduciary  duties and SEC
     Rule 206(4)-6 under the Investment  Advisers Act of 1940 ("Advisers  Act").
     In  addition  to SEC  requirements  governing  advisers,  our proxy  voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA  accounts.  Unless a manager of ERISA  assets has been  expressly precluded from voting proxies,  the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

     While the  guidelines  included in the procedures are intended to provide a benchmark for voting  standards,  each vote is ultimately cast on a case-by-case basis,  taking into  consideration  the Firm's  contractual  obligations  to our clients and all other relevant facts and  circumstances  at the time of the vote
(such  that  these  guidelines  may be  overridden  to the extent the Firm deems appropriate).

     In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited)
     regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department  ("Compliance  Department") is
responsible  for  administering  and  overseeing the proxy voting  process.  The gathering  of proxies is  coordinated  through  the  Corporate  Actions  area of
Investment  Support  ("Corporate  Actions").

                                     B-179

Research  analysts  and  portfolio  managers  are  responsible  for  determining appropriate  voting positions on each proxy utilizing any applicable  guidelines contained in these procedures.

Client Authority

     At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed.  If an agreement is silent on proxy voting, but contains an overall  delegation of discretionary  authority or if the account  represents assets of an ERISA  plan,  Western  Asset will assume  responsibility  for proxy voting.  The Client Account  Transition  Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered  owners of  record,  client  custodians,  client  banks and  trustees
("Proxy  Recipients")  that receive proxy  materials on behalf of clients should forward  them to Corporate  Actions.  Proxy  Recipients  for new clients (or, if
Western Asset becomes aware that the applicable  Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their  responsibility to forward all proxy materials on a timely basis.  If Western Asset  personnel  other than Corporate  Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy  materials are received by Corporate  Actions,  they are forwarded to the Legal and Compliance Department for coordination and the following actions:

     >>   Proxies are reviewed to determine accounts impacted.

     >>   Impacted   accounts  are  checked  to  confirm  Western  Asset  voting authority.

     >>   Legal  and  Compliance   Department  staff  reviews  proxy  issues  to
          determine  any  material  conflicts  of  interest.  (See  conflicts of interest  section  of these  procedures  for  further  information  on determining material conflicts of interest.)

     >>   If  a  material  conflict  of  interest  exists,  (i)  to  the  extent reasonably  practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions  (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client),  Western
          Asset seeks voting instructions from an independent third party.

     >>   Legal and Compliance  Department  staff provides proxy material to the appropriate  research  analyst or  portfolio  manager to obtain  their recommended vote.  Research analysts and portfolio  managers determine
          votes  on  a  case-by-case   basis  taking  into  account  the  voting
          guidelines  contained  in these  procedures.  For  avoidance of doubt,

                                     B-180

          depending  on the best  interest of each  individual  client,  Western
          Asset may vote the same proxy differently for different  clients.  The
          analyst's  or  portfolio   manager's   basis  for  their  decision  is
          documented and maintained by the Legal and Compliance Department.

     >>   Legal and Compliance  Department staff votes the proxy pursuant to the instructions  received  in (d) or (e) and  returns  the voted proxy as indicated in the proxy materials.

Timing

Western  Asset  personnel  act in such a manner to ensure that,  absent  special circumstances,  the proxy  gathering  and proxy  voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset  maintains  records of proxies voted  pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     >>   A copy of Western Asset's policies and procedures.

     >>   Copies of proxy statements received regarding client securities.

     >>   A copy of any document  created by Western  Asset that was material to making a decision how to vote proxies.

     >>   Each  written  client  request  for proxy  voting  records and Western
          Asset's written response to both verbal and written client requests.

     >>   A proxy log including:
     o    Issuer name;
     o    Exchange ticker symbol of the issuer's shares to be voted;
     o    Council  on Uniform  Securities  Identification  Procedures  ("CUSIP")
          number for the shares to be voted;
     o    A brief identification of the matter voted on;
     o    Whether the matter was proposed by the issuer or by a  shareholder  of the issuer;
     o    Whether a vote was cast on the matter;
     o    A record of how the vote was cast; and
     o    Whether  the vote was cast for or against  the  recommendation  of the issuer's management team.

Records are maintained in an easily  accessible  place for five years, the first two in Western Asset's offices.

                                     B-181

Disclosure

Western  Asset's proxy policies are described in the firm's Part II of Form ADV.
Clients will be provided a copy of these policies and  procedures  upon request.
In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are  reviewed by the Legal and  Compliance  Department  for material conflicts of interest. Issues to be reviewed include, but are not limited to:

     >>   Whether  Western  (or,  to the extent  required  to be  considered  by applicable law, its  affiliates)  manages assets for the company or an employee  group of the  company or  otherwise  has an  interest in the company;

     >>   Whether Western or an officer or director of Western or the applicable portfolio  manager or analyst  responsible for  recommending the proxy vote  (together,  "Voting  Persons")  is a close  relative of or has a personal  or  business  relationship  with an  executive,  director or person  who  is a  candidate  for  director  of  the  company  or is a participant in a proxy contest; and

     >>   Whether there is any other business or personal  relationship  where a
          Voting  Person has a personal  interest  in the  outcome of the matter before shareholders.

Voting Guidelines

Western Asset's  substantive  voting  decisions turn on the particular facts and circumstances  of each proxy vote and are evaluated by the  designated  research analyst  or  portfolio  manager.  The  examples  outlined  below  are  meant  as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals  generally  presented to  shareholders.  Part I deals with proposals  which have been approved and are recommended  by a company's  board of  directors;  Part II deals with  proposals submitted by shareholders for inclusion in proxy statements;  Part III addresses issues relating to voting shares of investment companies;  and Part IV addresses unique considerations pertaining to foreign issuers.

     o    Board Approved Proposals

The vast  majority  of matters  presented  to  shareholders  for a vote  involve proposals  made by a company  itself that have been approved and  recommended by its board of directors.  In view of the enhanced corporate  governance practices currently being implemented in public  companies,  Western Asset generally votes in support  of  decisions  reached  by  independent  boards of  directors.  More specific guidelines related to certain board-approved proposals are as follows:

                                     B-182

1. Matters relating to the Board of Directors

Western  Asset votes  proxies for the  election of the  company's  nominees  for directors  and for  board-approved  proposals on other  matters  relating to the board of directors with the following exceptions:

     o    Votes are withheld for the entire board of directors if the board does not have a majority  of  independent  directors  or the board does not have nominating,  audit and compensation committees composed solely of independent directors.

     o    Votes are withheld for any nominee for director who is  considered  an independent director by the company and who has received  compensation from the company other than for service as a director.

     o    Votes are  withheld for any nominee for director who attends less than
          75%  of  board  and  committee  meetings  without  valid  reasons  for absences.

     o    Votes  are cast on a  case-by-case  basis in  contested  elections  of directors.

o    Matters relating to Executive Compensation

Western Asset  generally  favors  compensation  programs  that relate  executive compensation  to  a  company's  long-term  performance.  Votes  are  cast  on  a
case-by-case   basis  on   board-approved   proposals   relating  to   executive
compensation, except as follows:

o    Except where the firm is otherwise  withholding  votes for the entire board of  directors,  Western Asset votes for stock option plans that will result in a minimal annual dilution.

o    Western  Asset votes  against  stock option plans or proposals  that permit replacing or repricing of underwater options.

o    Western  Asset votes  against  stock option  plans that permit  issuance of options with an exercise price below the stock's current market price.

o    Except where the firm is otherwise  withholding  votes for the entire board of directors,  Western Asset votes for employee  stock  purchase plans that limit the discount for shares  purchased under the plan to no more than 15%
     of their  market  value,  have an offering  period of 27 months or less and result in dilution of 10% or less.

                                     B-183

o        Matters relating to Capitalization

          The management of a company's capital  structure  involves a number of important  issues,  including cash flows,  financing  needs and market conditions that are unique to the circumstances of each company.  As a result,  Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where
          Western Asset is otherwise  withholding  votes for the entire board of directors.

o    Western  Asset  votes  for  proposals  relating  to  the  authorization  of additional common stock.

o    Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

o    Western Asset votes for proposals authorizing share repurchase programs.

o    Matters  relating  to  Acquisitions,  Mergers,  Reorganizations  and  Other
     Transactions

     Western Asset votes these issues on a case-by-case  basis on board-approved transactions.

o    Matters relating to Anti-Takeover Measures

     Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

o    Western  Asset  votes on a  case-by-case  basis on  proposals  to ratify or approve shareholder rights plans.

o    Western  Asset votes on a  case-by-case  basis on  proposals  to adopt fair price provisions.

o    Other Business Matters

          Western  Asset  votes  for  board-approved  proposals  approving  such
          routine   business  matters  such  as  changing  the  company's  name, ratifying the appointment of auditors and procedural  matters relating to the shareholder meeting.

                                     B-184

o    Western  Asset  votes  on a  case-by-case  basis  on  proposals  to amend a company's charter or bylaws.

o    Western Asset votes against  authorization to transact other  unidentified, substantive business at the meeting.

o    Shareholder Proposals

SEC  regulations  permit  shareholders  to submit  proposals  for inclusion in a company's proxy statement.  These proposals generally seek to change some aspect of a company's  corporate  governance  structure or to change some aspect of its business  operations.  Western Asset votes in accordance with the recommendation of the  company's  board of directors on all  shareholder  proposals,  except as follows:

     |X|  Western Asset votes for shareholder  proposals to require  shareholder approval of shareholder rights plans.

     |X|  Western Asset votes for shareholder proposals that are consistent with
          Western Asset's proxy voting guidelines for board-approved proposals.

     |X|  Western  Asset  votes on a  case-by-case  basis  on other  shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

o    Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end  investment  companies to implement its investment strategies.  Shareholder votes for investment companies that  fall  within  the  categories  listed in Parts I and II above are voted in accordance with those guidelines.

     |X|  Western Asset votes on a case-by-case  basis on proposals  relating to changes in the investment  objectives of an investment  company taking into  account  the  original  intent of the fund and the role the fund plays in the clients' portfolios.

     |X|  Western Asset votes on a  case-by-case  basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

o    Voting Shares of Foreign Issuers

In the event Western  Asset is required to vote on  securities  held in non-U.S.
issuers  - i.e.  issuers  that are  incorporated  under  the  laws of a  foreign jurisdiction and that are not listed on a U.S.

                                     B-185

securities  exchange or the NASDAQ stock market,  the following  guidelines  are used,  which are premised on the existence of a sound  corporate  governance and disclosure  framework.  These guidelines,  however, may not be appropriate under
some   circumstances   for  foreign  issuers  and  therefore  apply  only  where
applicable.

     |X|  Western Asset votes for shareholder  proposals  calling for a majority of the directors to be independent of management.

     |X|  Western Asset votes for shareholder  proposals seeking to increase the independence of board nominating, audit and compensation committees.

     |X|  Western Asset votes for shareholder proposals that implement corporate governance  standards  similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges,  and that do not  otherwise  violate the laws of the  jurisdiction  under which the company is incorporated.

     |X|  Western Asset votes on a case-by-case  basis on proposals  relating to
          (1) the  issuance  of common  stock in  excess  of 20% of a  company's outstanding  common stock where  shareholders  do not have  preemptive rights,  or (2) the  issuance  of common  stock in excess of 100% of a company's  outstanding common stock where shareholders have preemptive rights.

                                     B-186

                               MacKay Shields LLC
                      Proxy Voting Policies and Procedures

1.   Introduction

MacKay  Shields LLC ("MacKay  Shields" or the "Firm"),  has adopted these "Proxy
Voting Policy and  Procedures"  (the  "Policy") to ensure the Firm's  compliance with Rule  206(4)-6  under the  Investment  Advisers Act of 1940 (the  "Advisers
Act") and other applicable fiduciary obligations.  The Policy applies to proxies relating to securities  held by clients of MacKay Shields who have delegated the responsibility  of voting  proxies to the Firm. The Policy is designed to assist
Firm  employees in meeting their specific  responsibilities  in this area and to ensure that proxies are voted in the best interests of the Firm's clients.

2.   Statement of Policy

2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties.  Specifically,  MacKay
Shields shall not subordinate the interests of clients to unrelated  objectives.
MacKay Shields shall act with the care, skill,  prudence and diligence under the circumstances  then  prevailing  that a prudent person acting in a like capacity and familiar  with such matters  would use in the conduct of an  enterprise of a like  character  and with like  aims.  For  purposes  of the  Policy,  the "best interests of clients" shall mean, unless otherwise  specified by the client, the clients'  best  economic  interests  over the long  term - that is,  the  common interest that all MacKay  Shields  clients share in seeing the value of a common investment  increase  over  time.  It is  further  the  policy  of the Firm that complete  and  accurate  disclosure  concerning  its proxy  voting  policies and procedures  and proxy voting  records as required by the  Advisers  Act, be made available to its clients.

2.2 When proxies with respect to  securities  held by clients of MacKay  Shields have not been received by MacKay Shields or its proxy voting  service  provider,
MacKay Shields will make reasonable  efforts to obtain missing  proxies.  MacKay
Shields is not  responsible  for voting  proxies it or its proxy voting  service provider does not receive.

2.3  MacKay  Shields  may  choose  not  to  vote  proxies  under  the  following circumstances:

     >>   If the effect on the client's  economic  interests or the value of the portfolio holding is indeterminable or insignificant;
     >>   If the cost of voting the proxy outweighs the possible benefit; or
     >>   If a jurisdiction  imposes share blocking  restrictions  which prevent the Firm from trading shares.

3.   Use of Third Party Proxy Voting Service Provider

In an effort to  discharge  its  responsibility,  MacKay  Shields  has  examined third-party  services that assist in the  researching  and voting of proxies and the development of voting  guidelines.

                                     B-187

After such review,  the Firm has  selected  Institutional  Shareholder  Services
("ISS") to assist it in researching  voting  proposals,  analyzing the financial implications of voting proposals and voting proxies. MacKay Shields utilizes the research and analytical services,  operational  implementation,  administration, record-keeping and reporting services provided by ISS.

4.   Proxy Voting Guidelines

4.1 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies  for  non-union  clients  will be voted in  accordance  with the  voting recommendations  contained in the applicable ISS domestic or global proxy voting guidelines,  as in effect from time to time. A summary of the current applicable
ISS proxy voting guidelines is attached as Exhibit A.

4.2 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies  for  union or  Taft-Hartley  clients  who so  specify  will be voted in accordance  with the voting  recommendations  contained  in the  applicable  ISS
Taft-Hartley domestic or global proxy voting guidelines,  as in effect from time to time.  A summary of the current  applicable  ISS proxy voting  guidelines  is attached as Exhibit B.

4.3 For purposes of the Policy, the guidelines described in Sections 4.2 and 4.3 are collectively referred to as the Standard Guidelines.

4.4 A client  may  choose  to use proxy  voting  guidelines  different  from the
Standard  Guidelines  ("Custom  Guidelines").  Any  Custom  Guidelines  must  be furnished by the client to MacKay Shields in writing.

4.5 In the event the Standard  Guidelines or any client's  Custom  Guidelines do not  address  how a proxy  should  be  voted  or  state  that  the vote is to be determined on a "case-by-case" basis, the proxy will be voted in accordance with
ISS recommendations,  subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a  particular  security  held by a client in  accordance  with such  client's specific  request  even if it is in a  manner  inconsistent  with  the  Standard
Guidelines  or the  client's  Custom  Guidelines,  as the case may be.  Any such specific  requests must be furnished to MacKay  Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7 In order to avoid  possible  conflicts of  interest,  MacKay  Shields  votes proxies based on the Standard Guidelines or a client's Custom Guidelines, as the case may be. However, it is recognized that the Firm's portfolio management team has the ultimate responsibility for proxy voting.

4.8 For clients  using the Standard  Guidelines,  the Firm will  instruct ISS to cast votes in accordance with the Standard Guidelines.  For clients using Custom
Guidelines,  the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in

                                     B-188

accordance with such Custom  Guidelines.  ISS will cast votes in accordance with the  Standard  Guidelines  or  Custom  Guidelines,  as the case  may be,  unless instructed  otherwise  by MacKay  Shields as set forth in Sections 6 and 7. Upon receipt of a specific  request  from a client  pursuant to Section 4.6, the Firm will instruct ISS to cast such client's proxy in accordance with such request.

5.   Client Account Set-up and Review

5.1 Initially,  MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies,  or seeks to delegate that  responsibility to the Firm. The marketing or client service person  responsible  for setting up the account, in conjunction with MacKay's Legal/Compliance Department, will have primary  responsibility for making that  determination.  In its sole discretion, the Firm may decline to accept  authority to vote a client's  proxies.  Any such refusal shall be in writing and sent to the client via certified mail.

5.2 In most cases, the delegation of voting authority to MacKay Shields, and the
Firm's use of a third-party  proxy voting service provider shall be memorialized in the client's investment management  agreement.  The client may choose to have the  Firm  vote  proxies  in  accordance  with  the  Standard  Guidelines  or in accordance with the client's Custom Guidelines.

5.3 MacKay  Shields shall notify ISS of new client  accounts  using such form as
ISS shall specify from time to time.  Designated  personnel within the Firm will be  responsible  for ensuring that each new client's  account for which the Firm has proxy voting authority is established on the appropriate systems.

6.   Overriding Guidelines

A portfolio  manager may propose  that a  particular  proxy vote be cast in a
     manner   different   from  the  Standard   Guidelines   or  an  ISS  voting
     recommendation,  or may  propose  an  abstention  from  voting,  if  he/she believes  that to do so,  based on all facts and  circumstances,  is in the best interest of the Firm's clients as a whole.  Any portfolio  manager who
     proposes   to  override   the   Standard   Guidelines   or  an  ISS  voting
     recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C.

7.   Referral of Voting Decision by ISS to MacKay Shields

7.1 In the event that the Standard Guidelines or a client's Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and
ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields,  In that event, the  Legal/Compliance  Department will request that the appropriate  portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2 In the event that the Standard  Guidelines or a client's  Custom  Guidelines require a  "case-by-case"  determination  on a particular proxy vote and ISS has not made a  recommendation  as to how such  proxy  should be voted,  ISS will so advise MacKay  Shields.  In that event,  the

                                     B-189

Legal/Compliance  Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3 In the event that ISS  determines  that a conflict of  interest  exists as a result of which ISS is precluded from making a recommendation  as to how a proxy should be voted on a specific proposal for an issuer,  ISS will so advise MacKay
Shields.  In that event, the  Legal/Compliance  Department will request that the appropriate  portfolio manager make a voting recommendation and complete a Proxy
Vote Override/Decision Form.

8.   Conflicts of Interest

     8.1 The Firm's  portfolio  managers  may make  proxy  voting  decisions  in connection  with (i)  overriding  the Standard  Guidelines or an ISS voting recommendation  pursuant to Section 6, or (ii)  deciding on a vote pursuant to Section 7. In such event,  the portfolio  managers  have an  affirmative duty to disclose  any  potential  conflict  of interest  known to them that exists  between the Firm and the client on whose  behalf the proxy is to be voted ("Conflict").

     8.2. By way of example, Conflicts may exist in situations where the Firm is called  to vote on a proxy  involving  an issuer  or  proponent  of a proxy proposal  regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

     o    Manages the issuer's or proponent's pension plan;
     o    Administers the issuer's or proponent's employee benefit plan;
     o    Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
     o    Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control  affiliates  is a close  relative  of,  or has a  personal  or  business relationship with:

     >>   An executive of the issuer or proponent;
     >>   A director of the issuer or proponent;
     >>   A person who is a candidate to be a director of the issuer;
     >>   A participant in the proxy contest; or
     >>   A proponent of a proxy proposal.

8.3  Whether a  relationship  creates a  Conflict  will  depend on the facts and circumstances.  Even if these  parties do not attempt to influence the Firm with respect  to  voting,  the  value of the  relationship  to MacKay  Shields  or an affiliate can create a Conflict.

                                     B-190

8.4 After a Proxy Vote  Override/Decision Form is completed pursuant to Sections
6 or 7, such Form, which elicits  information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance  Department for review. If the
Firm's General Counsel ("GC") or Chief  Compliance  Officer  ("CCO")  determines that  there  is no  potential  Conflict,  the GC or CCO or their  designate  may instruct ISS to vote the proxy issue as set forth in the completed Form.

8.5 If the GC or CCO determines that there exists or may exist a Conflict, he or she will  refer the  issue to the  Compliance  Committee  for  consideration  by convening (in person or via  telephone) an emergency  meeting of the  Compliance
Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a  determination  as to how to vote the proxy - i.e.,  whether to permit or deny the  recommendation  of the  portfolio  manager,  or  whether to take other action,  such as  delegating  the proxy vote to an  independent  third  party or obtaining voting instructions from clients.

8.6 In  considering  the  proxy  vote and  potential  Conflict,  the  Compliance
Committee may review the following factors, including but not limited to:

     7.   The percentage of outstanding  securities of the issuer held on behalf of clients by the Firm.

     8.   The  nature of the  relationship  of the  issuer  with the  Firm,  its affiliates or its executive officers.

     9.   Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.

     10.  Whether the  direction  (for or against)  of the  proposed  vote would appear to benefit the Firm or a related party.

     11.  Whether  an  objective  decision  to vote in a certain  way will still create a strong appearance of a Conflict.

MacKay  Shields  may not  abstain  from voting any such proxy for the purpose of avoiding Conflict.

9.   Securities Lending

MacKay  Shields  will  monitor  upcoming  meetings  and  call  stock  loans,  if applicable,  in  anticipation  of an important vote to be taken among holders of the  securities or of the giving or  withholding  of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant  portfolio  manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

10.  Reporting

     Upon request,  MacKay Shields shall report  annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf.
     MacKay  Shields  will  provide  any  client  who makes a written  or verbal request  with a copy  of a  report  disclosing  how

                                     B-191

     MacKay Shields voted securities held in that client's portfolio. The report will generally contain the following information:

     >>   The name of the issuer of the security;

     >>   The security's exchange ticker symbol;

     >>   The security's CUSIP number;

     >>   The shareholder meeting date;

     >>   A brief identification of the matter voted on;

     >>   Whether the matter was proposed by the issuer of by a security holder;

     >>   Whether MacKay Shields cast its vote on the matter;

     >>   How MacKay Shields voted; and

     >>   Whether MacKay Shields voted for or against management.

11.  Record-Keeping

Either  MacKay  Shields or ISS as indicated  below will  maintain the  following records:

     >>   A copy of the Policy and MacKay's Standard Guidelines;

     >>   A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client's custodian regarding client securities;

     >>   A record of each vote cast by MacKay Shields on behalf of a client;

     >>   A copy of all documents  created by MacKay  Shields that were material to making a decision on the proxy voting,  (or abstaining from voting)
          of client  securities or that  memorialize the basis for that decision including  the  resolution  of any  Conflict,  a copy of all guideline override requests and all supporting documents; and

     >>   A copy of each  written  request  by a client for  information  on how
          MacKay  Shields  voted  proxies on behalf of the client,  as well as a copy of any  written  response  by MacKay  Shields to any request by a client for  information  on how MacKay Shields voted proxies on behalf of the  client;  records  of oral  requests  for  information  or oral responses will not be kept.

Such records must be maintained for at least seven years.

12.  Review of Voting and Guidelines

As part of its periodic  reviews,  MacKay Shields'  Legal/Compliance  Department will  conduct an annual  review of the prior  year's proxy voting as well as the guidelines  established for proxy voting.  Documentation  shall be maintained of this  review  and a report  setting  forth the  results  of the  review  will be presented annually to the Compliance Committee.

13.  How to Request Information On How the Firm Voted Proxies

     Clients  may, at  anytime,  request  and  receive  information  from MacKay
     Shields  as to how the Firm  voted  proxies  for  securities  held in their account. Any such proxy information request

                                     B-192

     should be in writing and mailed or faxed [(212)-754-9205] to MacKay Shields
     Client Services Department at:

              MacKay Shields LLC

              9 West 57th Street

              New York, NY 10019

              ATTN:  Client Services

Attachments:

Exhibit A -   Summary of Standard Guidelines for non-union clients

Exhibit B -   Summary of Standard Guidelines for union clients (Taft-Hartley)

     Schedule C-  Proxy Vote Override/Decision Form

     ___________________

     Effective January 2007

                                     B-193

                                   SCHEDULE C

                        Proxy Vote Override/Decision Form

Portfolio Manager Requesting Override/Making Decision:
_________________________

Portfolio Management Product Area (check one):                |_| Growth
|_| Value                           |_| International Equity  |_| Convertible
|_| Fixed (High Yield)              |_| Fixed (High Grade)

Security Issuer:

Security's exchange ticker symbol:

Cusip #:

# of Shares held:

Percentage of outstanding shares held:

Type of accounts holding security:  Mutual Funds (name each fund):
                                            Separate Accounts (specify number):
                                            Other (describe):

Applicable Guidelines (check one):  |_| MacKay Standard (A or B)
                                            |_| Other (specify):

Shareholder Meeting Date:

Response Deadline:

Brief Description of the Matter to be Voted On:
________________________________________________________________________________
Proposal Type (check one):

                                     B-194

|_| Management Proposal
|_| Shareholder Proposal (identify proponent: _______________________________                                                   )

Recommended vote by issuer's management (check one): |_| For    |_| Against

Recommended vote by ISS (check one):    |_| For   |_| Against   |_| Abstain
                                        |_| No Recommendation

Portfolio manager recommended vote (check one): |_| For  |_| Against |_| Abstain

Describe in detail why you believe  this  override/decision  is in the  client's best interest (attach supporting documentation):

________________________________________________________________________________

Are you  aware of any  relationship  between  the  issuer,  or its  officers  or directors, and MacKay Shields or any of its affiliates?

         |_| No            |_| Yes (describe below)
________________________________________________________________________________

Are you aware of any relationship between the issuer,  including its officers or directors,  and  any  executive  officers  of  MacKay  Shields  or  any  of  its affiliates?

         |_| No            |_| Yes (describe below)
________________________________________________________________________________

Are you aware of any  relationship  between the proponent of the proxy  proposal
(if not the issuer) and MacKay Shields or any of its affiliates?

         |_| No            |_| Yes (describe below)
________________________________________________________________________________

                                     B-195

Are you aware of any  relationship  between the proponent of the proxy  proposal
(if not the issuer) and any executive  officers of MacKay  Shields or any of its affiliates?

         |_| No            |_| Yes (describe below)
_________________________________________________________________________________

Has anyone  (outside of your  portfolio  management  area)  contacted  you in an attempt to influence your decision to vote this proxy matter?

         |_| No            |_| Yes

If yes, please describe below who contacted you and on whose behalf,  the manner in which  you were  contacted  (such as by  phone,  by mail,  as part of  group, individually  etc.),  the  subject  matter  of the  communication  and any other relevant information, and attach copies of any written communications.

________________________________________________________________________________

Are you  aware of any  facts  related  to this  proxy  vote  that may  present a potential  conflict of interest  with the  interests  of the  client(s) on whose behalf the proxies are to be voted?

         |_| No            |_| Yes (describe below)
________________________________________________________________________________

Certification:

The undersigned  hereby certifies that to the best of his or her knowledge,  the above statements are complete and accurate,  and thAat such override/decision is in the  client(s)'  best  interests  without  regard to the  interests of MacKay
Shields or any related parties.

Name: _______________________        Date: __________________________

Title: ______________________

                                     B-196

Product Head Concurrence with Override Request/Decision:

                                      Date: __________________________
Name: __________________________

Title:__________________________

Legal/Compliance Action:

         |_| Override/decision approved
         |_| Referred to Compliance Committee for Further Consideration

                                       Date: _________________________
Name:____________________________

Title: __________________________

                                     B-197

                                      PIMCO

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

PIMCO has adopted written proxy voting policies and procedures  ("Proxy Policy")
as required by Rule 206(4)-6 under the Advisers Act. PIMCO has  implemented  the
Proxy Policy for each of its clients as required under  applicable  law,  unless expressly  directed by a client in writing to refrain from voting that  client's proxies.  Recognizing  that  proxy  voting is a rare event in the realm of fixed income investing and is typically  limited to solicitation of consent to changes in  features of debt  securities,  the Proxy  Policy also  applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities,  including,  but not limited to, plans of  reorganization,  and waivers and consents  under  applicable  indentures.  For purposes of this Proxy
Policy,  voting or consent  rights do not include  matters  which are  primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

The Proxy Policy is designed and implemented in a manner reasonably  expected to ensure that voting and consent  rights are  exercised  in the best  interests of
PIMCO's  clients.  Each  proxy is  voted on a  case-by-case  basis  taking  into consideration  any relevant  contractual  obligations  as well as other relevant facts and  circumstances at the time of the vote. In general,  PIMCO reviews and considers  corporate  governance  issues  related to proxy matters and generally supports proposals that foster good corporate  governance  practices.  PIMCO may vote proxies as  recommended  by  management on routine  matters  related to the operation  of the issuer  and on  matters  not  expected  to have a  significant economic impact on the issuer and/or its shareholders.

PIMCO will  supervise and  periodically  review its proxy voting  activities and implementation  of the Proxy  Policy.  PIMCO will review each proxy to determine whether there may be a material  conflict  between  PIMCO and its client.  If no conflict  exists,  the proxy  will be  forwarded  to the  appropriate  portfolio manager for consideration.  If a conflict does exist, PIMCO will seek to resolve any such  conflict in accordance  with the Proxy Policy.  PIMCO seeks to resolve any material  conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such  conflict in the client's  best  interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict;  (ii) voting in accordance  with the  instructions  of the client;
(iii) voting in accordance with the recommendation of an independent third-party service  provider;  (iv)  suggesting  that the client  engage  another  party to determine  how  the  proxy  should  be  voted;  (v)  delegating  the  vote  to a third-party  service  provider;  or (vi) voting in  accordance  with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's  written  Proxy Policy and the factors that
PIMCO may  consider  in  determining  how to vote a  client's  proxy.  Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately  authorized individual,
PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients,  how PIMCO voted such client's proxy. In addition,  a client may obtain copies of PIMCO's Proxy Policy and  information  as to how its proxies have been voted by contacting PIMCO.

                                     B-198

                        Aberdeen U.S. Registered Advisers
                      Proxy Voting Policies and Procedures

The  following  are  proxy  voting   policies  and  procedures   ("Policies  and
Procedures") adopted by affiliated  investment advisers registered with the U.S.
Securities and Exchange  Commission ("SEC") under the Investment Advisers Act of
1940, as amended  ("Advisers  Act"),  that are  subsidiaries  of Aberdeen  Asset
Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen FL"), Aberdeen Asset Management Asia Limited,
a Singapore Corporation  ("Aberdeen  Singapore"),  and Aberdeen Asset Management
Limited, an Australian  Corporation  ("Aberdeen AU"),  (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with
AAM,  "Aberdeen").(22)  Pursuant  to  a  Memorandum  of  Understanding  ("MOU"),
Aberdeen Asset Managers Limited  ("Aberdeen UK"), a non-US  registered  adviser, provides  advisory  resources to certain U.S. clients of Aberdeen  Singapore and
Aberdeen AU. In  addition,  Aberdeen UK provides  advisory  resources to certain
U.S.  clients of  Aberdeen FL pursuant  to another  MOU.  Under these MOUs,  the affiliates of the Aberdeen  Advisers may provide  various  portfolio  management resources,  including  substantive  advice on voting  proxies for certain equity securities.  To the extent that  Aberdeen UK provides  advisory  services to any clients of Aberdeen FL or to U.S. clients of Aberdeen  Singapore or Aberdeen AU,
Aberdeen  UK will be subject to the control and  supervision  of the  registered adviser and will follow these  Policies and Procedures as part of providing such
advisory  services.   These  Policies  and  Procedures  are  adopted  to  ensure compliance by the Aberdeen  Advisers  with Rule 206(4)-6  under the Advisers Act and other applicable  fiduciary  obligations  under rules and regulations of the
SEC and  interpretations  of its  staff  with  respect  to  proxies  for  voting securities held by client portfolios.

Clients may consist of  investment  companies  registered  under the  Investment
Company Act of 1940, as amended  ("1940 Act")  ("Funds" and each a "Fund"),  and other U.S.  residents  as well as  non-U.S.  registered  funds or  clients.  Any
Aberdeen  Adviser  located in the  United  States  follows  these  Policies  and
Procedures for each of its respective clients as required under the Advisers Act and other  applicable law, unless  expressly  directed by a client in writing to refrain  from voting that  client's  proxies or to vote in  accordance  with the client's proxy voting policies and procedures. Aberdeen Advisers located outside the U.S. may provide proxy voting  services to their  non-U.S.  based clients in accordance  with the  jurisdiction  in which  the  client is  located.  Aberdeen
Advisers  who advise or  subadvise  the Funds  follow  both these  Policies  and
Procedures and the proxy voting policies and procedures adopted by the Funds and their Boards of Directors.

I.   Definitions

     A. "Best  interest of clients."  Clients' best economic  interests over the long  term--that  is, the common  interest  that all clients share in seeing the value of a common  investment  increase  over time.  Clients may have  differing political or social  interests,  but their best  economic  interest is generally uniform.
-----------

(22) These policies and  procedures  address proxy voting  considerations  under
     U.S.  law and  regulation  and do not address the laws or  requirements  of other jurisdictions.

                                     B-199

     B. "Material conflict of interest."  Circumstances when an Aberdeen Adviser or any  member of senior  management,  portfolio  manager or  portfolio  analyst knowingly  does  business with a particular  proxy issuer or closely  affiliated entity,  which may appear to create a material conflict between the interests of the  Aberdeen  Adviser and the  interests  of its clients in how proxies of that issuer are voted.  A material  conflict of interest  might also exist in unusual circumstances  when  Aberdeen  has  actual  knowledge  of  a  material  business arrangement  between a particular proxy issuer or closely  affiliated entity and an affiliate of an Aberdeen Adviser.

II.  General Voting Policies

     A. Client's Best  Interest.  These Policies and Procedures are designed and implemented  in a way that is  reasonably  expected to ensure  that  proxies are voted in the best  interests  of  clients.  Proxies  are  voted  with the aim of furthering  the best  economic  interests of clients,  promoting  high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

     B. Shareholder  Activism.  Aberdeen Advisers seek to develop  relationships with the  management  of  portfolio  companies  to  encourage  transparency  and improvements  in the  treatment of  employees,  owners and  stakeholders.  Thus,
Aberdeen  Advisers  may engage in  dialogue  with the  management  of  portfolio companies with respect to pending proxy voting issues.

     C. Case-by-Case  Basis. These Policies and Procedures are guidelines.  Each vote is ultimately cast on a case-by-case  basis,  taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant  facts and  circumstances  at the time of the vote.  Aberdeen
Advisers may cast proxy votes in favor of management proposals or seek to change the views of  management,  considering  specific  issues as they  arise on their merits.  Aberdeen  Advisers  may also join with  other  investment  managers  in seeking to submit a  shareholder  proposal  to a company or to oppose a proposal submitted  by the  company.  Such  action may be based on  fundamental,  social, environmental or human rights grounds.

     D.  Individualized.  These  Policies  and  Procedures  are tailored to suit
Aberdeen's  advisory  business and the types of securities  portfolios  Aberdeen
Advisers  manage.  To the  extent  that  clients  (e.g.,  investment  companies, corporations,  pension  plans)  have  adopted  their  own  procedures,  Aberdeen
Advisers  may vote the  same  securities  differently  depending  upon  clients'
directions.

     E. Material  Conflicts of Interest.  Material conflicts are resolved in the best  interest of  clients.  When a material  conflict  of  interest  between an
Aberdeen  Adviser and its  respective  client(s)  is  identified,  the  Aberdeen
Adviser will choose among the procedures set forth in Section IV.B.2.  below, to resolve such conflict.

     F. Limitations.  The circumstances  under which Aberdeen may take a limited role in voting proxies, include the following:

          1. No  Responsibility.  Aberdeen  Advisers  will not vote  proxies for client accounts in which the client  contract  specifies that Aberdeen will not vote. Under such

                                     B-200

     circumstances,  the  clients'  custodians  are  instructed  to  mail  proxy material directly to such clients.

          2. Limited Value.  Aberdeen  Advisers may abstain from voting a client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio  companies  held in their passively managed funds.  Proxies with respect to securities that have been sold before the date of the shareholders  meeting and are no longer held by a client generally will not be voted.

          3.  Unjustifiable  Costs.  Aberdeen  may abstain  from voting a client proxy for cost reasons (e.g., non-U.S. securities).

          4. Securities Lending Arrangements. If voting securities are part of a securities  lending  program,  Aberdeen  may be  unable  to vote  while the securities are on loan.

          5. Share  Blocking.  Certain  jurisdictions  may impose share blocking restrictions  at various times which may prevent  Aberdeen from  exercising its voting authority.

          6.  Special  Considerations.  Aberdeen's  responsibilities  for voting proxies are  determined  generally by its  obligations  under each advisory contract  or similar  document.  If a client  requests  in writing  that an
     Aberdeen  Adviser  vote  its  proxy  in a manner  inconsistent  with  these
     Policies and Procedures,  Aberdeen may follow the client's direction or may request that the client vote the proxy directly.

     G. Sources of Information.  Aberdeen may conduct research internally and/or use the resources of an independent research  consultant.  Aberdeen may consider legislative  materials,  studies of corporate  governance and other proxy voting issues,  and/or  analyses of shareholder  and management  proposals by a certain sector of companies, e.g., Fortune 500 companies.

     H.  Subadvisers.  To the  extent  that  an  Aberdeen  Adviser  may  rely on subadvisers,  whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate  responsibility for voting proxies to the subadviser.  However,  such  subadvisers  will be required either to follow these  Policies and  Procedures  or to  demonstrate  that their proxy voting  policies and  procedures  are  consistent  with these Policies and
Procedures or otherwise implemented in the best interests of Aberdeen clients.

     I. Availability of Policies and Procedures.  Aberdeen Advisers will provide clients with a copy of these  Policies and  Procedures,  as revised from time to time, upon request.

     J.  Disclosure of Vote. As disclosed in Part II of each Aberdeen  Adviser's
Form ADV, a client  may  obtain  information  on how its  proxies  were voted by requesting such information from its Aberdeen Adviser.  Aberdeen Advisers do not generally  disclose client proxy votes to third parties,  other than as required for Funds, unless specifically requested, in writing, by the client.

                                     B-201

III. Specific Voting Policies

     A.   General Philosophy

          o    Support existing management on votes on the financial  statements of a company and the election of the Board of Directors;

          o    Vote for the acceptance of the accounts  unless there are grounds to  suspect  that  either  the  accounts  as  presented  or audit procedures  used,  do not present an accurate  picture of company results; and

          o    Support  routine  issues such as the  appointment  of independent auditors,  allocation  of  income  and the  declaration  of stock
               (scrip) dividend proposals provided there is a cash alternative.

     B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case  basis taking into consideration such factors as the long-term
financial   performance  of  the  target   company   relative  to  its  industry
competition.  Key  measures of  performance  will  include the growth  rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

     C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a  case-by-case  basis  taking  into  consideration  such  factors as long-term financial  performance of the target company relative to its industry, management's  track record,  background to the proxy contest,  qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood  that the proposed  objectives and goals can be met, and stock ownership positions.

     D. Contested Elections.  Aberdeen Advisers vote on contested elections on a case-by-case  basis taking into consideration such factors as the qualifications of all director  nominees.  Aberdeen  Advisers also consider the independence of board and key committee  members and the corporate  governance  practices of the company.

     E.  Executive  Compensation  Proposals.  Aberdeen  Advisers  consider  such proposals  on a  case-by-case  basis taking into  consideration  such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

     F. Shareholder  Proposals.  Aberdeen  Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.  Proxy Voting Procedures

This section applies to each Aberdeen  Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

                                     B-202

     A. Obtain Proxy.  Registered owners of record,  e.g., trustees or custodian banks,  that receive proxy materials from the issuer or its  information  agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant  Aberdeen  Adviser's proxy  administrator  ("PA").  Proxies may also be delivered  electronically  by custodians using proxy services such as ProxyEdge.
Each proxy received is matched to the securities to be voted.

     B. Material Conflicts of Interest.

          1.  Identify  the  existence  of any  material  conflicts  of interest relating  to the  securities  to be voted or the  issue at hand.  Portfolio managers and research  analysts  (Analysts") and senior  management of each
     Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees  any personal  conflicts  such as officer or director  positions held by them, their spouses or close relatives in the portfolio  company or attempts by the portfolio  company to exert influence over such person with respect  to their  vote.  Conflicts  based  on  business  relationships  or dealings of affiliates  of any Aberdeen  Adviser will only be considered to the extent that the Aberdeen  Adviser has actual knowledge of such business relationships.

          2. When a material conflict of interest between an Aberdeen  Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance  with these Policies and Procedures if it involves  little or no  discretion;  (2) vote as  recommended  by a third party  service if the
     Aberdeen Adviser utilizes such a service;  (3) "echo vote" or "mirror vote"
     the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen  clients;  (4) if  possible,  erect  information  barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;  (5) if practical,  notify affected clients of the  conflict of interest and seek a waiver of the  conflict;  or (6) if agreed  upon in writing  with the  client,  forward the proxies to affected clients allowing them to vote their own proxies.

     C. Analysts.  The PA for each Aberdeen  Adviser will ensure that each proxy
statement   is  directed  to  the   appropriate   Analyst.   If  a  third  party
recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation  highlighted.  The Analyst will determine whether to vote as recommended by the service provider or to recommend an  alternative  and shall advise the PA. The Analyst may consult with the PA as
necessary.   If  the  Analyst   recommends   voting   against  the  third  party
recommendation,  he or she is responsible  for  documenting the reasons for such recommendation and that no conflict of interest influenced such  recommendation.
If no third party recommendation  service is utilized or if no recommendation is provided,  the Analyst is responsible  for  documenting the rationale for his or her vote recommendation.

     D. Vote. The following describes the breakdown of responsibilities  between the PA and the  Proxy  Committee  ("PC")  of each  Aberdeen  Adviser  in  voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

          1. Aberdeen FL Clients

                                     B-203

          The PA for Aberdeen FL ("PA-FL"),  who resides in Ft. Lauderdale,  and the  PA for  Aberdeen  UK  ("PA-UK"),  which  is  part  of  the  Trade
          Processing  Department  resident  in  Scotland,  are  responsible  for ensuring  that  votes for  Aberdeen  FL  clients  are cast and cast in accordance with these Policies and Procedures. The PA-FL and the PA-UK are  identified  more  specifically  on  Appendix  A1.  The  PA-FL  is primarily  responsible for  administering  proxy votes for the Phoenix funds which are sub-advised by Aberdeen FL and the US closed-end Funds for which Aberdeen Singapore is the Manager.

          Responsibility  for considering the substantive issues relating to any vote  and for  deciding  how  shares  will be voted  resides  with the relevant Analyst whether located in Aberdeen FL, Aberdeen UK, Aberdeen
          AU or  Aberdeen  Singapore.  Under  Aberdeen-FL's  MOU  with  Aberdeen
          Singapore,  the relevant  Analyst for Far East equity  securities will generally reside in Aberdeen Singapore.

          In the event that a material conflict of interest is identified by any
          Analyst,  whether in Aberdeen FL, Aberdeen UK, Aberdeen AU or Aberdeen
          Singapore,  decisions  on how to vote will be referred to the Aberdeen
          FL proxy committee ("PC-FL/UK"). Under Aberdeen FL's MOU with Aberdeen
          UK, the PC-FL/UK is headquartered in Glasgow,  Scotland,  and includes the Chief Investment Officer or Deputy Chief Investment  Officer,  the
          head of the Socially  Responsible  Investing ("SRI") Team and a member of the  Compliance  team,  who are  more  specifically  identified  on
          Appendix  A1.  The  PC-FL/UK  meets as  needed  to  consider  material conflicts of interest or any other items raising unique issues. If the
          PC-FL/UK  determines  that there is no material  conflict of interest, the vote  recommendation  will be forwarded to the  appropriate  proxy administrator,  either the PA-FL or PA-UK.  If a material  conflict of interest is  identified,  the  PC-FL/UK  will  follow the  conflict of interest procedures set forth in Section IV.B.2., above.

          Aberdeen FL has engaged ProxyEdge,  a third party service provider, to cast votes  electronically for certain clients and to maintain records of such votes  electronically.(23) Votes for some of the wrap accounts are  handled  manually  and hard  copies of any manual  votes cast are maintained in the Florida office of Aberdeen FL.  Pursuant to the MOU,
          Aberdeen UK votes  proxies for certain  U.S.  clients of Aberdeen  FL.
          Aberdeen UK has engaged Institutional  Shareholder Services ("ISS"), a third party service provider, to provide (1) notification of impending votes;  (2) research into  non-routine  votes,  including  shareholder resolutions;  (3) voting  recommendations which may be viewed on-line;
          and (4) web-based  voting.  In the absence of any material conflict of interest,  Aberdeen  FL may  either  vote in  accordance  with the ISS recommendation  or decline to follow the ISS  recommendation  based on its own  view of the  agenda  item  provided  that  decisions  to vote contrary  to the ISS  recommendation  are  documented  as set forth in
          Section  IV.C.,  above.  For  clients  on the ISS  system,  votes  are automatically  entered in accordance with ISS  recommendations  unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event
-----------

(23) The Phoenix Funds,  sub-advised by Aberdeen FL, require  electronic  voting through  ProxyEdge.  Custodians  for certain other clients also provide the
     PA-FL with access to ProxyEdge.

                                     B-204

          of a  material  conflict  of  interest,  Aberdeen  FL will  follow the procedures outlined in Section IV.B.2, above.

          2.   Aberdeen Singapore Clients

          Aberdeen AU and Aberdeen Singapore are responsible for deciding how to vote for the US  closed-end  Funds  and will  instruct  the PA for the
          Florida  office  of  Aberdeen  FL  ("PA-Florida")   accordingly.   The
          PA-Florida shall ensure that the votes are cast and cast in accordance with the relevant  Proxy Voting  Policy and  Procedure of the relevant
          Fund. The PA-Florida uses ProxyEdge to  electronically  cast votes for the Funds and to maintain electronic records of the votes cast.

          Responsibility  for considering the substantive issues relating to any
          Fund vote and for deciding  how the shares will be voted  resides with relevant equity and/or fixed income Analyst.  The relevant analyst may be a  member  of  the  Fund  portfolio  management  team  in  Aberdeen
          Singapore,  Aberdeen AU or  Aberdeen  UK. In the event that a material conflict of interest is  identified,  decisions on how to vote will be referred to the proxy committee  ("PC-Asia")  located in Singapore and
          Australia,  comprised  of a  representative  from each of equity  fund
          management,   fixed  income  fund  management  and  compliance   teams
          respectively, as more specifically set out in Appendix A2. The PC-Asia meets as needed to  consider a material  conflict  of  interest or any other items raising unique issues. If the PC-Asia  determines there is no material  conflict of  interest,  the vote  recommendation  will be forwarded  to the  PA-Florida  to be cast.  If a material  conflict of interest  is  identified,  the  PC-Asia  will  follow the  conflict of interest  procedures set forth in Section  IV.B.2.,  above, and in the
          Aberdeen Funds Proxy Voting Policy and Procedures.

     E. Review.  Each PA is  responsible  for ensuring that proxy  materials are received in a timely manner and reconciled  against  holdings on the record date of client  accounts  over which the  Aberdeen  Adviser has voting  authority  to ensure  that  all  shares  held  on the  record  date,  and for  which a  voting obligation exists, are voted.

V. Documentation, Recordkeeping and Reporting Requirements

     A. Documentation. The Aberdeen PAs are responsible for:

          1.   Implementing and updating these Policies and Procedures;

          2.   Overseeing the proxy voting process;

          3.  Consulting  with  portfolio  managers/analysts  for  the  relevant portfolio security; and

          4. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and  recordkeeping by third party providers such as ISS and ProxyEdge.

                                     B-205

     B. Recordkeeping

          1. Each  Aberdeen  Adviser  maintains or procures the  maintenance  of records  of all  proxies  it has  voted.  As  permitted  by Rule  204-2(c), electronic proxy statements and the record of each vote cast by each client account of  Aberdeen  FL will be  maintained  by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the  record  of each  vote cast by each U.S.  client  account  of  Aberdeen
     Singapore  will be maintained by Proxy  Edge.(24)  Aberdeen FL shall obtain and maintain  undertakings  from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients'
     votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep records of certain  proxy  statements  if the proxy statements are maintained by issuers on that system (e.g.,  large
     U.S.-based issuers).

          2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures;  (b) a copy of any document created by the Aberdeen  Adviser that was material to making a decision on how to vote proxies  on  behalf  of a client  or that  memorializes  the basis for that decision;  and (c) each written client request for proxy voting records and the  Aberdeen  Adviser's  written  response to any (written or oral) client request for such records.

          3.  Duration.  Proxy voting books and records will be maintained in an easily  accessible  place for a period of five  years,  the first two in an appropriate office of the Aberdeen Adviser.

     C.  Reporting.  Aberdeen  FL,  Aberdeen  AU  and  Aberdeen  Singapore  will initially inform clients of these Policies and Procedures by summary  disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information,  Aberdeen FL, Aberdeen AU and Aberdeen  Singapore will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period  requested  subsequent to the adoption of these Policies and  Procedures.
Such periodic  reports,  other than those required for the US closed-end  Funds, will not be made available to third parties absent the express  written  request of the client.  However,  to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client,  such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

     D. Review of Policies and Procedures. These Policies and Procedures will be subject  to review on a periodic  basis as deemed  appropriate  by the  Aberdeen
Advisers.

Effective Date:  December, 2004
-----------

(24) A Fund's proxy voting record must be filed with the SEC on Form N-PX.  Form
     N-PX must be  completed  and signed in the manner  required,  containing  a fund's proxy voting  record for the most recent  twelve-month  period ended
     June 30th  (beginning  August 31, 2004). If an Aberdeen  Adviser  delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service  provider  files
     Form N-PX accordingly.

                                     B-206

APPENDIX A1

PA-FL

Silvana Barrenechea

PA-UK

Members of Trade Processing Department in Scotland

--------------------------------------------------------------------------------
Names:                            Titles:
--------------------------------------------------------------------------------
Barry McAllister                  Investment Administration Supervisor
--------------------------------------------------------------------------------
Eileen Reekie                     Investment Administrator
--------------------------------------------------------------------------------

PC-FL/UK

Chief Investment Officer/Deputy CIO/Head of SRI/Compliance Officer***

----------------------------- --------------------------------------------------
Names:                        Titles:
----------------------------- --------------------------------------------------
Anne Richards                 Chief Investment Officer
----------------------------- --------------------------------------------------
Andrew Preston                Head of Socially Responsible Investing (SRI)
----------------------------- --------------------------------------------------
Susan Connerney               Compliance Officer
----------------------------- --------------------------------------------------

***  From time to time one or more members of the committee  may be  represented by an authorized representative of their respective Department.

                                     B-207

                                                                     APPENDIX A2

PC-Asia Members

Shall  comprise  of three (3)  members,  but  always to include at least one (1)
representative from each of Group A, B, and C respectively.

-------------------------------------- -----------------------------------------
GROUP A:
-------------------------------------- -----------------------------------------
Hugh Young                             Equities Fund Manager
-------------------------------------- -----------------------------------------
GROUP B:
-------------------------------------- -----------------------------------------
Derek Fulton                           Fixed Income Fund Manager
-------------------------------------- -----------------------------------------
Alton Gwee                             Fixed Income Fund Manager
-------------------------------------- -----------------------------------------
Alison Briggs                          Fixed Income Fund Manager
-------------------------------------- -----------------------------------------
Ky Van Tang                            Fixed Income Fund Manager
-------------------------------------- -----------------------------------------
GROUP C:
-------------------------------------- -----------------------------------------
Christopher Beard                      Compliance Officer
-------------------------------------- -----------------------------------------
Teo Puay-Wei                           Compliance Officer
-------------------------------------- -----------------------------------------

                                     B-208

                                                                      APPENDIX C
                ADDITIONAL INFORMATION ABOUT THE FUNDS' PORTFOLIO
                                    MANAGERS
Compensation of Portfolio Managers

Set forth below are  descriptions of the compensation  arrangements  utilized by each Fund's  subadvisor(s)  to compensate  the  portfolio  managers of the Fund.
Under the  Trust's  manager of managers  structure,  each Fund pays a fee to the
Advisor for investment advisory services,  and the Advisor, in turn, compensates that Fund's  subadvisor(s).  Each subadvisor is responsible for compensating its employees. Each portfolio manager's compensation arrangements are established by the subadvisor by whom the portfolio manager is employed.  Neither the Trust nor the Advisor has any  discretion  or  authority  to  determine  the amount or the
structure  of  an  individual   portfolio  manager's   respective   compensation
arrangements.

Other Accounts Managed by the Portfolio Managers

The portfolio managers of the Funds may provide portfolio management services to various other entities,  including other registered investment companies, pooled investment  vehicles that are not  registered  investment  companies,  and other investment accounts managed for organizations or individuals. Actual or apparent conflicts  of  interest  may  arise  when a  portfolio  manager  has  day-to-day management  responsibilities with respect to more than one investment company or other account. Specifically, a portfolio manager who manages multiple investment companies  and/or  other  accounts is  presented  with  potential  conflicts  of interest that may include, among others:

     (i)  an  inequitable  distribution  of the  portfolio  manager's  time  and attention;

     (ii) the unequal  distribution or allocation  between accounts of a limited investment opportunity; and

     (iii) incentives, such as performance-based advisory fees, that relate only to certain accounts.

Set forth  below is  information  regarding  the other  accounts  for which each portfolio manager has day-to-day  portfolio management  responsibilities,  as of
March 31, 2008,  unless  otherwise noted. The accounts are classified into three categories:  (i) registered investment  companies;  (ii) other pooled investment vehicles;  and (iii) other  accounts.  To the extent that any of these  accounts pays  advisory  fees  that are  based on  investment  performance  ("performance fees"), information regarding those accounts is presented separately.

                                      C-1

MGI US Large Cap Growth Equity Fund

Enhanced Investment Technologies, LLC ("INTECH")

A team of  portfolio  managers is primarily  responsible  for  implementing  the investment  strategies of INTECH's allocated portion of the Fund's portfolio.  A team of investment  professionals  consisting of Dr. Robert Fernholz, Dr. Adrian
Banner,  David E. Hurley, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical  portfolio management process. Each portfolio manager receives base pay in the form of a fixed annual salary paid by INTECH,  which is not based on the  performance  or assets of  INTECH's  allocated  portion of the
Fund's  portfolio.  Each portfolio  manager is also eligible for a cash bonus as determined  by  INTECH,  which is not  based on the  performance  or  assets  of
INTECH's allocated portion of the Fund's portfolio.  The portfolio managers,  as part owners of INTECH,  also receive  compensation  by virtue of their ownership interest in INTECH. Some of the portfolio managers may elect to defer payment of a designated  percentage of their fixed  compensation  and/or up to all of their variable  compensation in accordance  with the Janus  Executive  Income Deferral
Program.

In addition to the Fund, the team manages:

-------------------------------- ------------------------------------------------------------
                                         Total Accounts        Accounts with Performance Fees
      Other Accounts
-------------------------------- ------------- --------------- ----------- ------------------
                                      Number         Assets        Number       Assets
                                                 (in millions)               (in millions)
-------------------------------- ------------- --------------- ----------- ------------------
Registered Investment Companies        17      $7,298.56             3      $557.64
-------------------------------- ------------- --------------- ----------- ------------------
Other Pooled Investment Vehicles       34      $11,581               0      $0
-------------------------------- ------------- --------------- ----------- ------------------
Other Accounts                        357      $42,205.98           49      $7,995.63
-------------------------------- ------------- --------------- ----------- ------------------

Sands Capital Management ("Sands Capital")

A team consisting of Messrs.  Frank M. Sands,  Sr., David E. Levanson,  Frank M.
Sands,  Jr., and A. Michael Sramek is responsible for the day-to-day  management of Sands Capital's  allocated portion of the Fund's portfolio.  Compensation for members of the team  consists of the  following  components:  (i)  salary,  (ii)
annual  qualitative bonus, (iii) a standard profit sharing plan and 401(k) plan,
(iv) a  long-term  incentive  bonus,  (v)  equity  participation,  and  (vi)  an investment  results bonus.  The investment  results bonus is calculated based on the performance of the firm's  institutional  composite  relative to the Russell
1000 Growth Index over rolling one, three and five-year periods. Bonuses are not based on Fund  performance or assets of Sand's  allocated  portion of the Fund's portfolio.

                                      C-2

In addition to the Fund, the team manages:

----------------------------------- --------------------------- -------------------------
                                            Total Accounts     Accounts with Performance
      Other Accounts                                                    Fees
----------------------------------- -------------------------- -------------------------
                                      Number        Assets      Number       Assets
                                                 (in millions)            (in millions)
----------------------------------- ---------- --------------- -------- ----------------

----------------------------------- ---------- --------------- -------- ----------------
Registered Investment Companies          5     $2,411.21          1       $470.8
----------------------------------- ---------- --------------- -------- ----------------
Other Pooled Investment Vehicles         8     $879.27            0       $0
----------------------------------- ---------- --------------- -------- ----------------
Other Accounts*                        988     $3,675.90          7       $1,195.4
----------------------------------- ---------- --------------- -------- ----------------

*    This number counts each wrap sponsor program as one client each. The actual number of underlying  wrap accounts  across the 3 wrap programs is 2,913 as of March 31, 2008.

Winslow Capital Management, Inc. ("Winslow")

Portfolio  managers  receive  a base  salary  and an annual  incentive  based on performance  against  individual  and  organizational  objectives,  as  well  as
Winslow's  overall  results.  The  compensation  plans  are  designed  to  align portfolio  manager  compensation  with investors'  goals by rewarding  portfolio managers who meet the long-term  objective of  consistent,  superior  investment results,  measured  by the  performance  of the  products  under  the  portfolio managers' management.

At Winslow,  the  portfolio  managers are  substantial  owners of the firm.  The financial success of the portfolio managers/owners (base salary and share of the earnings)  is a direct  result of  providing  favorable  long-term  results  for clients. The firm establishes  salaries at competitive levels,  verified through
industry   surveys,   to  attract  and  maintain  the  best   professional   and
administrative   personnel.   Portfolio   manager   compensation   packages  are
independent  of  advisory  fees  collected  on any given  client  account  under management.  In  addition,  an  incentive  bonus is paid  annually to the firm's
non-owner   employees   based  upon  each   individual's   performance  and  the
profitability of the firm.

In addition to the Fund, Messrs. Winslow, Kelly, and Wear manage:

----------------------------------- -------------------------- ------------------------
                                       Total Accounts       Accounts with Performance
      Other Accounts                                            Fees
----------------------------------- -------- --------------- ------- ------------------
                                    Number        Assets     Number       Assets
                                               (in millions)           (in millions)
----------------------------------- -------- --------------- ------- ------------------

----------------------------------- -------- --------------- ------- ------------------
Registered Investment Companies        2     $1,787            0       $0
----------------------------------- -------- --------------- ------- ------------------
Other Pooled Investment Vehicles       4     $168              0      $0
----------------------------------- -------- --------------- ------- ------------------
Other Accounts                        30     $1,529            1      $30
----------------------------------- -------- --------------- ------- ------------------

MGI US Large Cap Value Equity Fund

Eaton Vance Management ("Eaton Vance")

Mr. Michael R. Mach, CFA, is primarily responsible for the day-to-day management of Eaton Vance's allocated portion of the Fund's portfolio. Compensation paid by
Eaton Vance to its portfolio managers has three primary  components:  (1) a base salary,  (2) an annual  cash  bonus,  and (3)  annual  stock-based  compensation consisting of options to purchase shares of Eaton Vance Corporation's non-voting common stock and/or  restricted shares of Eaton Vance  Corporation's  non-voting common stock. The portfolio managers also receive certain

                                      C-3

retirement,  insurance,  and other  benefits  that are broadly  available to all
Eaton  Vance  employees.  The  portfolio  managers'  compensation  generally  is reviewed on an annual basis.

The  portfolio  managers  are  compensated  based  primarily  on the  scale  and complexity of their portfolio  responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Fund performance,  on a pre-tax basis, is evaluated  primarily  versus peer groups of funds as determined by Lipper Inc.  and/or  Morningstar,  Inc. In evaluating the performance of a fund and its portfolio  manager,  primary  emphasis is normally placed on three-year  performance,  with secondary  consideration of performance over longer and shorter  periods.  In addition to rankings within peer groups of funds on the basis of absolute  performance,  consideration may also be given to risk-adjusted performance. For portfolio managers responsible for multiple funds and accounts,  investment  performance is evaluated on an aggregate basis, based on  averages  or  weighted  averages  among  managed  funds  and  accounts.  The compensation  of portfolio  managers  with other job  responsibilities  (such as heading an investment group or providing analytical support to other portfolios)
will  include  consideration  of the  scope  of  such  responsibilities  and the portfolio managers' performance in meeting those responsibilities.

Eaton Vance seeks to compensate portfolio managers in a manner commensurate with their responsibilities and performance,  and competitive with other firms within the  investment  management  industry.  Eaton Vance  participates  in investment industry  compensation  surveys,  and  utilizes  survey  data  as  a  factor  in determining  salary,  bonus, and stock-based  compensation  levels for portfolio managers and other investment professionals.  Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and its  parent  company.  The  overall  annual  cash  bonus  pool  is  based  on  a substantially fixed percentage of pre-bonus operating income. While the salaries of the portfolio managers are comparatively  fixed, cash bonuses and stock-based compensation may fluctuate significantly, from year to year, based on changes in portfolio manager performance and other factors described herein. Depending on a portfolio manager's performance,  cash bonuses and stock-based  compensation may represent a substantial portion of total compensation.

In addition to the Fund, Mr. Mach(1) manages:

---------------------------------- --------------------------- ---------------------
               Other Accounts            Total Accounts           Accounts with
                                                                 Performance Fees
---------------------------------- --------------------------- ---------------------
                                      Number       Assets*     Number     Assets
                                                     (in
                                                  millions)
---------------------------------- ------------- ------------- ------- -------------

---------------------------------- ------------- ------------- ------- -------------
Registered Investment Companies(2)      9         $17,814.5      0         $0
---------------------------------- ------------- ------------- ------- -------------
Other Pooled Investment Vehicles        2         $156.6         0         $0
---------------------------------- ------------- ------------- ------- -------------
Other Accounts                         20         $450.2         0         $0
---------------------------------- ------------- ------------- ------- -------------

*    For registered  investment  companies,  assets  represent net assets of all open-end investment companies and gross assets of all closed-end investment companies

(1)  Certain of the  investment  companies  that Mr.  Mach  serves as  portfolio manager  may  invest  in  underlying  portfolios  that  he also  serves  as portfolio manager.

(2)  Numbers provided include certain investment companies structured as fund of funds  which  invest in funds in the Eaton Vance  complex  advised by other portfolio managers.

                                      C-4

Numeric Investors LLC ("Numeric")

Messrs. Arup Datta and Joseph J. Schirripa are jointly and primarily responsible for the  day-to-day  management  of  Numeric's  allocated  portion of the Fund's portfolio.  Numeric's  compensation  package  has three major  components:  base salary,  performance  bonus, and, in some cases, an equity  component.  Both the
performance   bonus  and  equity   components   have  the  potential  to  become
significantly  greater than an individual's base salary. The bonus range is more greatly impacted by individual performance,  while the equity component directly relates to Numeric's results and an individual's position within the firm.

All Numeric  employees are eligible for  performance  bonuses based on an annual assessment by Numeric's Compensation and Management Committees of the employees'
contribution to the firm. The Compensation  and Management  Committees also meet annually to determine  the  employees who will be added as partners of the firm.
The decision is based on an employee's  seniority and  contribution to the firm.
In  addition,  Numeric  has the ability to offer  partnership  stakes to certain employees  hired from outside the firm based on their  position  and  experience level.

In addition to the Fund, Messrs. Datta and Schirripa manage:

-------------------------------- -------------------------- ------------------------
                                         Total Accounts    Accounts with Performance
        Other Accounts                                          Fees
-------------------------------- ------------------------- -------------------------
                                   Number       Assets     Number      Assets
                                             (in millions)          (in millions)
-------------------------------- --------- --------------- ------ ------------------

-------------------------------- --------- --------------- ------ ------------------
Registered Investment Companies      0     $0                0       $0
-------------------------------- --------- --------------- ------ ------------------
Other Pooled Investment Vehicles     2     $1,214            2       $1,214
-------------------------------- --------- --------------- ------ ------------------
Other Accounts                      35     $4,365           16      $2,134
-------------------------------- --------- --------------- ------ ------------------

Pzena Investment Management LLC, ("Pzena")

A team consisting of Richard S. Pzena,  John P. Goetz, and Antonio  DeSpirito is
responsible for the day-to-day  management of Pzena's  allocated  portion of the
Fund's portfolio. Portfolio managers and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus, and equity  ownership,  if appropriate,  due to superior  personal  performance.
Pzena  avoids  a  compensation  model  that is  driven  by  individual  security performance,  as it  believes  this can  lead to  short-term  thinking  which is contrary  to the  firm's  value  investment  philosophy.  Pzena  considers  both quantitative  and  qualitative  factors when  determining  performance  bonuses;
however,  performance  bonuses  are not based on Fund  performance  or assets of
Pzena's allocated portion of the Fund's portfolio. For investment professionals,
Pzena  examines  such  factors  as effort,  efficiency,  ability to focus on the correct issues,  stock modeling  ability,  and ability to successfully  interact with company  management.  However,  Pzena always looks at the person as a whole and the  contributions  that the  person  has made and is  likely to make in the future.  Pzena annually evaluates  employees'  eligibility for performance bonus compensation.

                                      C-5

In addition to the Fund, Mr. Pzena manages:

-------------------------------------------------------------- -----------------
                                     Total Accounts      Accounts with Performance
      Other Accounts                                            Fees
------------------------------------------ --------------- ------ --------------
                                   Number       Assets     Number      Assets
                                             (in millions)         (in millions)
------------------------------------------ --------------- ------ --------------

------------------------------------------ --------------- ------ --------------
Registered Investment Companies       9       $5,339         0        $0
------------------------------------------ --------------- ------ --------------
Other Pooled Investment Vehicles    112       $2,290         0        $0
------------------------------------------ --------------- ------ --------------
Other Accounts                      389       $9,625         13       $1,311
------------------------------------------ --------------- ------ --------------

In addition to the Fund, Mr. Goetz manages:

-------------------------------- ---------------------------- -------------------------
                                        Total Accounts      Accounts with Performance
      Other Accounts                                                    Fees
-------------------------------- --------------------------- --------------------------
                                  Number       Assets        Number       Assets
                                            (in millions)              (in millions)
-------------------------------- -------- ------------------ ------- ------------------

-------------------------------- -------- ------------------ ------- ------------------
Registered Investment Companies     11        $5,445           0        $0
-------------------------------- -------- ------------------ ------- ------------------
Other Pooled Investment Vehicles   134        $4,118           1        $38
-------------------------------- -------- ------------------ ------- ------------------
Other Accounts                     397        $10,708          13       $1,311
-------------------------------- -------- ------------------ ------- ------------------

In addition to the Fund, Mr. DeSpirito manages:

-------------------------------- -------------------------------- ---------------------------
                                       Total Accounts               Accounts with Performance
      Other Accounts                                                            Fees
-------------------------------- ---------------------- ------------------------------------
                                 Number       Assets         Number            Assets
                                           (in millions                     (in millions)
-------------------------------- ------- -------------- ----------------- ------------------

-------------------------------- ------- -------------- ----------------- ------------------
Registered Investment Companies     8        $5,294            0             $0
-------------------------------- ------- -------------- ----------------- ------------------
Other Pooled Investment Vehicles   39        $1,632            0             $0
-------------------------------- ------- -------------- ----------------- ------------------
Other Accounts                    120        $4,253            7             $621
-------------------------------- ------- -------------- ----------------- ------------------

MGI US Small/Mid Cap Growth Equity Fund

Westfield Capital Management Company, LP ("Westfield")

While  investment  decisions are made by consensus of the Investment  Committee,
Messrs.  William A. Muggia,  Arthur J.  Bauernfeind,  Ethan J. Meyers,  Scott R.
Emerman,  and Matthew W. Strobeck are jointly and primarily  responsible for the day-to-day  management of Westfield's allocated portion of the Fund's portfolio.
All members of the Investment  Committee are eligible to receive four components of compensation:

     o    All Investment  Committee  members receive a base salary  commensurate with industry  standards.  This salary is reviewed annually during the employee's performance assessment.

     o    Investment Committee members, with the exception of Mr. Muggia and Mr.
          Strobeck,  are  eligible to receive a  performance  based bonus award.
          This  bonus  award is  determined  and paid in  December.  The  amount awarded is based on the employee's individual performance  attribution and contribution to the investment performance of Westfield.

     o    All Investment  Committee members are eligible to receive a bonus pool distribution  award. This award is derived from a pool based on 40% of the operating profit of Westfield.

                                      C-6

          Individual  awards are  determined by a member's  overall  performance
          within  the  firm,   including   contribution  to  company   strategy,
          participation  in marketing and client service  initiatives as well as and longevity at the firm.

     o    All  Investment  Committee  members  are  eligible  to receive  equity
          awards.   Those  committee   members  who  receive  equity  will  sign
          non-competition agreements with Westfield. Effective July 1, 2008, all
          Investment Committee members will receive equity.

Additionally, as manager of four limited partnerships, Mr. Muggia is entitled to receive a portion of any performance fees earned on the partnerships. Mr. Muggia is also  granted  discretion  to award a portion of any  performance  based fees earned by such limited partnerships to any member of Westfield.

In addition to the Fund, Mr. Muggia is the manager of:

-------------------------------- -------------------------------- ---------------
                                       Total Accounts   Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ----------------------------- ------------------
                                 Number      Assets     Number       Assets
                                          (in millions)           (in millions)
-------------------------------- ------ --------------- ------- -----------------

-------------------------------- ------ --------------- ------- -----------------
Registered Investment Companies    11        $3,163.7      0     $0
-------------------------------- ------ --------------- ------- -----------------
Other Pooled Investment Vehicles    4        $764.1        4     $764.1
-------------------------------- ------ --------------- ------- -----------------
Other Accounts                    583        $7,782.1     15     $911.9
-------------------------------- ------ --------------- ------- -----------------

In addition to the Fund, Mr. Bauernfeind manages:

-------------------------------- ------------------------- ---------------------
                                       Total Accounts     Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ----------------------- -----------------------
                                 Number       Assets      Number       Assets
                                           (in millions)           (in millions)
-------------------------------- ------- --------------- -------- --------------

-------------------------------- ------- --------------- -------- --------------
Registered Investment Companies    11         $3,163.7       0     $ 0
-------------------------------- ------- --------------- -------- --------------
Other Pooled Investment Vehicles    1         $16.7          1     $16.7
-------------------------------- ------- --------------- -------- --------------
Other Accounts                    586         $8,511.8      15     $ 911.9
-------------------------------- ------- --------------------------- -----------

In addition to the Fund, Mr. Meyers and Mr. Emerman manage:

-------------------------------- ------------------------ ----------------------
                                       Total Accounts   Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ---------------------- ----------------------
                                 Number      Assets     Number      Assets
                                          (in millions)          (in millions)
-------------------------------- ------ --------------- ------ ---------------

-------------------------------- ------ --------------- ------ ---------------
Registered Investment Companies    11   $    3,163.7      0    $ 0
-------------------------------- ------ --------------- ------ ---------------
Other Pooled Investment Vehicles    1   $       16.7      1    $ 16.7
-------------------------------- ------ --------------- ------ ---------------
Other Accounts                    581   $    8,469       15    $ 911.9
-------------------------------- ------ --------------- ------ ---------------

In addition to the Fund, Mr. Strobeck manages:

-------------------------------- ------------------------ ---------------------
                                       Total Accounts    Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ----------------------- ---------------------
                                 Number       Assets     Number      Assets
                                           (in millions)          (in millions
-------------------------------- ------- --------------- ------ --------------

-------------------------------- ------- --------------- ------ --------------
Registered Investment Companies    11    $    3,163.7      0    $ 0
-------------------------------- ------- --------------- ------ --------------
Other Pooled Investment Vehicles    1    $       16.7      1    $ 16.7
-------------------------------- ------- --------------- ------ --------------
Other Accounts                    584    $    8,498.4     15    $ 911.9
-------------------------------- ------- --------------- ------ --------------

                                      C-7

Goldman Sachs Asset Management, L.P. ("GSAM")

Messrs.  Steven M. Barry, Gregory H. Ekizian,  CFA, and David G. Shell, CFA, are
primarily  responsible for the day-to-day management of GSAM's allocated portion of the Fund's portfolio.  Compensation  packages for portfolio managers that are members of GSAM's growth  investment team (the "Growth Team") are comprised of a base salary and performance  bonus. The performance  bonus is first and foremost tied to the Growth  Team's  pre-tax  performance  for its clients and the Growth
Team's  total  revenues  for the past year,  which,  in part,  is  derived  from advisory fees and, for certain accounts, performance-based fees. The Growth Team measures its  performance on a market cycle basis,  which is typically  measured over a three- to  seven-year  period,  rather than being  focused on  short-term gains  in the  Growth  Team's  strategies  or  short-term  contributions  from a portfolio  manager  in any given  year.  The  performance  bonus  for  portfolio managers is significantly  influenced by the following criteria: (1) whether the
Growth Team performed  consistently with its objectives and client  commitments;
(2) whether the Growth Team's performance exceeded performance benchmarks over a market  cycle;  (3) the  consistency  of the Growth  Team's  performance  across accounts with similar  profiles;  and (4) the Growth Team's  communication  with other portfolio  managers within the research process.  Benchmarks for measuring performance can either be broad-based or narrow-based indices,  which will vary, based on client expectations.

The Growth Team also considers each portfolio manager's individual  performance, his or her contribution to the overall performance of the strategy over the long term,  and his or her ability to work as a member of the team. The Growth Team's
compensation   may  also  be  influenced  by  the   performance   of  GSAM,  the
profitability of Goldman, Sachs & Co., and anticipated compensation levels among competitor firms.

In addition to the Fund, Messrs. Barry, Ekizian, and Shell manage:

---------------------------------- -----------------------------------------
               Other Accounts         Total Accounts         Accounts with
                                                            Performance Fees
---------------------------------- ------------------ ---------------------
                                   Number     Assets   Number    Assets
                                               (in                (in
                                            millions)          millions)
---------------------------------- ------- ---------- ------- -------------

---------------------------------- ------- ---------- ------- -------------
Registered Investment Companies        18    $8,225.7       0       $0
---------------------------------- ------- ---------- ------- -------------
Other Pooled Investment Vehicles        3     $15.9         0       $0
---------------------------------- ------- ---------- ------- -------------
Other Accounts                        340   $15,818.9      11   $2,155.8
---------------------------------- ------- ---------- ------- -------------

Tygh Capital Management, Inc. ("Tygh Capital")

Mr. Richard J. Johnson is primarily responsible for the day-to-day management of
Tygh  Capital's  allocated  portion  of  the  Fund's  portfolio.  Mr.  Johnson's compensation is comprised of a fixed salary that is based on industry  standards and a  discretionary  annual bonus.  Mr.  Johnson's  salary is not based on Fund performance,  but his  discretionary  bonus is based in substantial  part on the pre-tax investment  performance of the accounts he manages,  including the Fund, over 1-, 3-, and 5-year  periods  compared to the Russell  2000(R)Growth  Index,
Russell 2500(R)Growth Index, and to his peers, as measured by the performance of funds in the Lipper Small Cap Growth and Lipper Small-Mid Cap Growth categories.
Mr. Johnson does not receive  deferred  compensation,  but does participate in a
401(k)/profit  sharing retirement plan as part of

                                      C-8

his  compensation.  Mr. Johnson also has an equity  interest in Tygh Capital and the value of that  interest  is based on the  overall  business  results of Tygh
Capital.

In addition to the Fund, Mr. Johnson manages:

--------------------------------- ----------------------- ----------------------
            Other Accounts            Total Accounts            Accounts with
                                                              Performance Fees
--------------------------------- ---------------------- ----------------------
                                  Number     Assets      Number     Assets
                                         (in millions)
--------------------------------- ------ --------------- ------ ---------------

--------------------------------- ------ --------------- ------ ---------------
Registered Investment Companies       5       $ 909         0        $ 0
--------------------------------- ------ --------------- ------ ---------------
Other Pooled Investment Vehicles      4       $ 278         0        $ 0
--------------------------------- ------ --------------- ------ ---------------
Other Accounts                       72     $ 1,877         0        $ 0
--------------------------------- ------ --------------- ------ ---------------

MGI US Small/Mid Cap Value Equity Fund

AQR Capital Management, LLC ("AQR")

Messrs. Clifford S. Asness, Robert J. Krail, Jacques Friedman, Ronen Israel, and
Lars Nielsen are jointly and primarily responsible for the day-to-day management of AQR's  allocated  portion  of the  Fund's  portfolio.  As owners of AQR,  the portfolio managers receive compensation in the form of partnership distributions from the revenues of AQR.

In addition to the Fund, the portfolio managers manage:

-------------------------------- ------------------------ -----------------------
                                       Total Accounts    Accounts with Performance
      Other Accounts*                                           Fees
-------------------------------- ----------------------- -----------------------
                                 Number       Assets     Number       Assets
                                           (in millions)           (in millions)
-------------------------------- ------- --------------- ------- ---------------

-------------------------------- ------- --------------- ------- ---------------
Registered Investment Companies     3    $ 906             0     $ 0
-------------------------------- ------- --------------- ------- ---------------
Other Pooled Investment Vehicles   45    $ 13,100         28     $ 7,356
-------------------------------- ------- --------------- ------- ---------------
Other Accounts                     61    $ 16,781         17     $ 4,475
-------------------------------- ------- --------------- ------- ---------------

*    AQR utilizes a team-based approach to portfolio  management and each of the portfolio  managers  listed above is jointly and primarily  responsible for the management of a portion of the accounts listed in each category.

NWQ Investment Management Company, LLC (NWQ")

Ms.  Phyllis  G.  Thomas,  CFA  is  primarily  responsible  for  the  day-to-day management  of NWQ's  allocated  portion of the Fund's  portfolio.  NWQ offers a highly  competitive  compensation  structure  with the purpose of attracting and retaining  the most  talented  investment  professionals.  These  professionals, including Ms. Thomas,  are rewarded  through a combination of cash and long-term incentive  compensation as determined by the firm's executive  committee.  Total cash compensation  (TCC) consists of both a base salary and an annual bonus that can be a  multiple  of the base  salary.  The firm  annually  benchmarks  TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool  compensation is primarily a function of the firm's overall annual profitability. Individual bonuses are based primarily on the following:

                                      C-9

     o    Overall performance of client portfolios

     o    Objective review of stock  recommendations  and the quality of primary research

     o    Subjective  review of the  professional's  contributions  to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen NWQ's incentive compensation package and to create an even stronger  alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities,  the values of which are determined by the increase in profitability of NWQ over time.

Finally,  some  of  NWQ's  investment  professionals  have  received  additional
remuneration  as  consideration  for  signing   employment   agreements.   These
agreements range from retention agreements to long-term employment contracts.

In addition to the Fund, Ms. Thomas manages:

-------------------------------- ------------------------ ----------------------
                                        Total Accounts   Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ------------------------ ----------------------
                                  Number       Assets      Number       Assets
                                            (in millions)          (in millions)
-------------------------------- -------- --------------- -------- -------------

-------------------------------- -------- --------------- -------- -------------
Registered Investment Companies      5    $ 391.4            0     $ 0
-------------------------------- -------- --------------- -------- -------------
Other Pooled Investment Vehicles     0    $        0         0     $ 0
-------------------------------- -------- --------------- -------- -------------
Other Accounts                   4,221    $    1,556.2       0     $ 0
-------------------------------- -------- --------------- -------- -------------

Wells Capital Management Incorporated ("WCM")

Messrs.  Dale  Benson  and  Mark  Cooper  are  responsible  for  the  day-to-day management of WCM's  allocated  portion of the Fund's  portfolio.  The portfolio managers are compensated with a fixed cash salary, incentive compensation (i.e., a  bonus),  and  retirement  benefits.  Incentive  compensation  for the  team's portfolio managers is determined annually,  and is designed to reward investment
expertise,   outstanding  relative  performance,   and  business  success.  Each
portfolio manager is evaluated based on several key factors, which influence the amount of incentive compensation, including: team investment performance for all accounts under management  (which considers the Fund's pre-tax  performance over the course of the  calendar  year) as measured  against the Russell 2000 ValueTM
Index, contributions to the investment process, risk management, client service, and overall success of the team.

In addition to the Fund, Messrs. Benson and Cooper manage:

-------------------------------- ------------------------- -----------------------
                                        Total Accounts      Accounts with Performance
      Other Accounts                                                 Fees
-------------------------------- ------------------------- ---------------------
                                  Number        Assets     Number       Assets
                                             (in millions)          in millions)
-------------------------------- --------- --------------- ------- -------------

-------------------------------- --------- --------------- ------- -------------
Registered Investment Companies      0     $ 0               0     $ 0
-------------------------------- --------- --------------- ------- -------------
Other Pooled Investment Vehicles     5     $ 163             0     $ 0
-------------------------------- --------- --------------- ------- -------------
Other Accounts                      71     $ 1,175           0     $ 0
-------------------------------- --------- --------------- ------- -------------

                                      C-10

MGI Non-US Core Equity Fund

AllianceBernstein L.P. ("AllianceBernstein")

AllianceBernstein's   compensation  program  for  investment   professionals  is
designed  to be  competitive  and  effective  in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate  long-term  investment  success for  AllianceBernstein's  clients.  Investment  professionals do not receive any direct  compensation  based upon the investment returns of any individual client account,  nor is  compensation  tied directly to the level or change in level of assets  under  management.  Investment  professionals'  annual  compensation  is comprised of the following:

(i) Fixed base salary:  This is generally the smallest  portion of compensation.
The base salary is a relatively low, fixed salary within a similar range for all investment  professionals.  The base  salary  is  determined  at the  outset  of employment  based on level of  experience,  does not change  significantly  from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary  incentive  compensation in the form of an annual cash bonus:
AllianceBernstein's   overall  profitability  determines  the  total  amount  of incentive  compensation available to investment  professionals.  This portion of compensation is determined  subjectively  based on qualitative and  quantitative
factors.   In  evaluating   this  component  of  an  investment   professional's
compensation,  AllianceBernstein  considers the  contribution to his/her team or discipline as it relates to that team's  overall  contribution  to the long-term
investment  success,   business  results  and  strategy  of   AllianceBernstein.
Quantitative factors considered include, among other things, relative investment performance  (e.g.,  by  comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment  professional's  compensation and the compensation is
not  tied  to  any   pre-determined   or   specified   level   of   performance.
AllianceBernstein  also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional;  success of marketing/business  development efforts and client servicing;  seniority/length of service with the firm; management and supervisory responsibilities;  and fulfillment of AllianceBernstein's leadership criteria.

(iii)  Discretionary   incentive  compensation  in  the  form  of  awards  under
AllianceBernstein's    Partners    Compensation   Plan   ("deferred    awards"):
AllianceBernstein's   overall  profitability  determines  the  total  amount  of deferred awards available to investment  professionals.  The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus.  There is no fixed  formula for  determining these amounts.  Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

AllianceBernstein International Large Cap Growth

In addition to the Fund, the Chris Toub manages:

----------------------------------- ------------------------ ------------------------
                                       Total Accounts        Accounts with Performance
      Other Accounts                                                    Fees
----------------------------------- ------------------------ -----------------------
                                    Number        Assets     Number       Assets
                                               (in millions)           (in millions)
----------------------------------- -------- --------------- ------- ---------------

----------------------------------- -------- --------------- ------- ---------------
Registered Investment Companies       35     $ 17,896          0     $ 0
----------------------------------- -------- --------------- ------- ---------------
Other Pooled Investment Vehicles      63     $ 15,997          2     $ 804
----------------------------------- -------- --------------- ------- ---------------
Other Accounts                       368     $ 54,568         73     $ 9,601
----------------------------------- -------- --------------- ------- ---------------

                                      C-11

In addition to the Fund, Steve Beinhacker manages:

-------------------------------- ----------------------- --------------------------
                                       Total Accounts     Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ----------------------- -------------------------
                                 Number       Assets     Number      Assets
                                           (in millions)          (in millions)
-------------------------------- ------- --------------- ------ ------------------

-------------------------------- ------- --------------- ------ ------------------
Registered Investment Companies    29    $   11,802        0    $ 0
-------------------------------- ------- --------------- ------ ------------------
Other Pooled Investment Vehicles   37    $    7,755        2    $ 488
-------------------------------- ------- --------------- ------ ------------------
Other Accounts                    122    $   18,055       24    $ 4,374
-------------------------------- ------- --------------- ------ ------------------

In addition to the Fund, Stephen Tong manages:

-------------------------------- ------------------------ ------------------------
                                       Total Accounts    Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ----------------------- -------------------------
                                 Number       Assets     Number      Assets
                                           (in millions)          (in millions)
-------------------------------- ------- --------------- ------ ------------------

-------------------------------- ------- --------------- ------ ------------------
Registered Investment Companies    25    $   14,734        0    $ 0
-------------------------------- ------- --------------- ------ ------------------
Other Pooled Investment Vehicles   37    $    4,167        2    $ 326
-------------------------------- ------- --------------- ------ ------------------
Other Accounts                     90    $   16,138       12    $ 2,857
-------------------------------- ------- --------------- ------ ------------------

In addition to the Fund, James Pang manages:

-------------------------------- ----------------------- ------------------------
                                       Total Accounts   Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- --------------------- --------------------------
                                 Number      Assets    Number       Assets
                                          (in millions           (in millions)
-------------------------------- ------ -------------- ------- ------------------

-------------------------------- ------ -------------- ------- ------------------
Registered Investment Companies    11   $    9,541       0     $ 0
-------------------------------- ------ -------------- ------- ------------------
Other Pooled Investment Vehicles   23   $    3,248       1     $ 314
-------------------------------- ------ -------------- ------- ------------------
Other Accounts                     62   $   13,777       6     $ 2,511
-------------------------------- ------ -------------- ------- ------------------

In addition to the Fund, Greg Eckersley manages:

-------------------------------- ----------------------- ------------------------
                                   Total Accounts       Accounts with Performance
      Other Accounts                                               Fees
-------------------------------- ----------------------- -----------------------
                                 Number       Assets      Number       Assets
                                           (in millions)           (in millions)
-------------------------------- ------- --------------- -------- --------------

-------------------------------- ------- --------------- -------- --------------
Registered Investment Companies    34    $   17,890         0     $ 0
-------------------------------- ------- --------------- -------- --------------
Other Pooled Investment Vehicles   58    $   15,773         2     $ 804
-------------------------------- ------- --------------- -------- --------------
Other Accounts                    353    $   53,517        70     $ 9,422
-------------------------------- ------- --------------- -------- --------------

Alliance Bernstein International Value

In addition to the Fund, Sharon Fay manages:

-------------------------------- ------------------------ ----------------------
                                   Total Accounts        Accounts with Performance
      Other Accounts                                                  Fees
-------------------------------- ------------------------ ----------------------
                                   Number      Assets     Number      Assets
                                            (in millions)        (in millions)
-------------------------------- -------- --------------- ------ ---------------

-------------------------------- -------- --------------- ------ ---------------
Registered Investment Companies     119   $   83,039        3    $ 11,072
-------------------------------- -------- --------------- ------ ---------------
Other Pooled Investment Vehicles    129   $   39,798        4    $ 1,398
-------------------------------- -------- --------------- ------ ---------------
Other Accounts                   40,082   $  195,256      147    $ 26,379
-------------------------------- -------- --------------- ------ ---------------

                                      C-12

In addition to the Fund, Kevin Simms manages:

-------------------------------- ------------------------- ---------------------
                                         Total Accounts  Accounts with Performance
      Other Accounts                                              Fees
-------------------------------- ------------------------- ---------------------
                                   Number       Assets     Number       Assets
                                             (in millions)         (in millions)
-------------------------------- --------- --------------- ------- -------------

-------------------------------- --------- --------------- ------- -------------
Registered Investment Companies     119    $   83,039        3     $ 11,072
-------------------------------- --------- --------------- ------- -------------
Other Pooled Investment Vehicles    142    $   44,863        5     $ 2,431
-------------------------------- --------- --------------- ------- -------------
Other Accounts                   40,082    $  195,256      147     $ 26,379
-------------------------------- --------- --------------- ------- -------------

In addition to the Fund, Henry D'Auria manages:

-------------------------------- ----------------------- -----------------------
                                       Total Accounts   Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ----------------------- -----------------------
                                 Number       Assets      Number      Assets
                                           (in millions)         (in millions)
-------------------------------- ------- --------------- ------- ---------------

-------------------------------- ------- --------------- ------- ---------------
Registered Investment Companies    84    $   50,965         2    $ 5,099
-------------------------------- ------- --------------- ------- ---------------
Other Pooled Investment Vehicles   90    $   34,832         3    $ 1,397
-------------------------------- ------- --------------- ------- ---------------
Other Accounts                    874    $  147,613       135    $ 24,510
-------------------------------- ------- --------------- ------- ---------------

Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")

The following  information relates to Dr. Tom Hancock,  the senior member of the
International  Quantitative Division responsible for coordinating the management of the allocated  portion of the Fund's  portfolio  sub-advised  by GMO.  Senior members  of each  division  of GMO  (including  the  International  Quantitative
Division) are generally  members  (partners) of GMO. The  compensation of senior members of GMO generally  consists of a base salary,  a partnership  interest in the firm's  profits and possibly an additional,  discretionary  bonus related to the senior member's contribution to GMO's success. The compensation program does not  disproportionately  reward  outperformance  by higher  fee/performance  fee products.

In addition to the Fund, Dr. Hancock manages:

-------------------------------- ---------------------- ------------------------
                                       Total Accounts   Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ---------------------- ------------------------
                                 Number       Assets    Number       Assets
                                          (in millions)           (in millions)
-------------------------------- ------ --------------- ------- ----------------

-------------------------------- ------ --------------- ------- ----------------
Registered Investment Companies    11   $   21,945         0    $ 0
-------------------------------- ------ --------------- ------- ----------------
Other Pooled Investment Vehicles    8   $    2,660         1    $ 102
-------------------------------- ------ --------------- ------- ----------------
Other Accounts                     38   $   12,579         7    $ 3,056
-------------------------------- ------ --------------- ------- ----------------

Lazard Asset Management LLC ("Lazard")

A team  consisting  of Mr. John R.  Reinsberg,  Mr. James M.  Donald,  Mr. Rohit
Chopra,  and Mr. Erik McKee is  responsible  for the  day-to-day  management  of
Lazard's  allocated portion of the Fund's portfolio.  Each portfolio manager may also  manage  other  sub-advised  registered  investment  companies,  collective investment trusts,  unregistered funds, and/or other pooled

                                      C-13

investment  vehicles,  separate  accounts,  separately  managed account programs
(often referred to as "wrap accounts"), and model portfolios.

Lazard  compensates  portfolio  managers  by  a  competitive  salary  and  bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus  are  paid in  cash.  Portfolio  managers  are  compensated  based  on the performance  of the  aggregate  group of  portfolios  managed  by the  portfolio managers rather than on the  performance of a specific fund or account.  Various
factors  are  considered  in  the   determination   of  a  portfolio   manager's
compensation.  All  of  the  portfolios  managed  by  a  portfolio  manager  are comprehensively  evaluated to determine  the  portfolio  manager's  positive and consistent  performance  contribution  over time.  Further  factors  include the amount  of  assets  in the  portfolios,  as well  as  qualitative  aspects  that reinforce Lazard's  investment  philosophy,  such as leadership,  teamwork,  and commitment.

Total  compensation is not fixed, but rather is based on the following  factors:
(i)  maintenance  of current  knowledge  and opinions on companies  owned in the portfolio;  (ii) generation and development of new investment  ideas,  including the quality of security analysis and  identification of appreciation  catalysts;
(iii) ability and  willingness  to develop and share ideas on a team basis;  and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's  quantitative  performance as measured by the portfolio  manager's  ability to make investment  decisions that contribute to the pre-tax  absolute and relative returns of the accounts managed by the  portfolio  manager,  by  comparison  of each account to a  predetermined benchmark  over the  current  year and the  longer-term  performance  (3-, 5- or
10-year,  if applicable) of such account,  as well as performance of the account relative to peers. In addition,  the portfolio manager's bonus can be influenced by  subjective  measurement  of  the  manager's  ability  to  help  others  make investment decisions.

Portfolio  managers  also have an interest in the Lazard  Asset  Management  LLC
Equity  Plan,  an equity  based  incentive  program for Lazard.  The plan offers permanent  equity  in  Lazard  to a  significant  number  of its  professionals, including portfolio managers,  as determined by the Board of Directors of Lazard
Asset Management,  from time to time. This plan gives certain Lazard employees a permanent  equity  interest in Lazard and an  opportunity  to participate in the future growth of Lazard.

In  addition,  the Lazard Ltd 2005  Equity  Incentive  Plan gives the  company a
competitive   advantage  in  attracting,   retaining  and  motivating  officers,
employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing  incentives directly linked to shareholder value.

In addition to the Fund, Mr. Reinsberg manages:

-------------------------------- ----------------------- -----------------------
                                       Total Accounts   Accounts with Performance
      Other Accounts                                                Fees
-------------------------------- ----------------------- -----------------------
                                 Number       Assets     Number      Assets
                                           (in millions)          (in millions)
-------------------------------- ------- --------------- ------ ----------------

-------------------------------- ------- --------------- ------ ----------------
Registered Investment Companies    10    $    3,981.72     3    $ 2,272.30
-------------------------------- ------- --------------- ------ ----------------
Other Pooled Investment Vehicles   18    $      321.23     2    $ 131.31
-------------------------------- ------- --------------- ------ ----------------
Other Accounts                    600    $   13,627.71     1    $ 518.15
-------------------------------- ------- --------------- ------ ----------------

                                      C-14

In addition to the Fund, Mr. Donald manages:

-------------------------------- ----------------------- -----------------------
                                       Total Accounts   Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ----------------------- -----------------------
                                 Number       Assets     Number       Assets
                                           (in millions)          (in millions)
-------------------------------- ------- --------------- ------- ---------------

-------------------------------- ------- --------------- ------- ---------------
Registered Investment Companies    12    $   11,484.46     1     $ 2,240.88
-------------------------------- ------- --------------- ------- ---------------
Other Pooled Investment Vehicles   55    $    3,742.18     3     $ 628.89
-------------------------------- ------- --------------- ------- ---------------
Other Accounts                    366    $    6,302.35     1     $ 590.35
-------------------------------- ------- --------------- ------- ---------------

In addition to the Fund, Mr. Chopra manages:

-------------------------------- ------------------------ ----------------------
                                   Total Accounts        Accounts with Performance
      Other Accounts                                                Fees
-------------------------------- ------------------------ ----------------------
                                  Number       Assets     Number      Assets
                                            (in millions)          (in millions)
-------------------------------- -------- --------------- ------ ---------------

-------------------------------- -------- --------------- ------ ---------------
Registered Investment Companies     11    $    9,221.75     0    $ 0
-------------------------------- -------- --------------- ------ ---------------
Other Pooled Investment Vehicles    52    $    3,724.40     4    $ 645.28
-------------------------------- -------- --------------- ------ ---------------
Other Accounts                     243    $    4,476.93     1    $ 590.35
-------------------------------- -------- --------------- ------ ---------------

In addition to the Fund, Mr. McKee manages:

-------------------------------- ---------------------- ------------------------
                                       Total Accounts  Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ---------------------- ------------------------
                                 Number      Assets     Number       Assets
                                          (in millions)           (in millions)
-------------------------------- ------ --------------- ------- ----------------

-------------------------------- ------ --------------- ------- ----------------
Registered Investment Companies    11   $    9,221.75     0     $ 0
-------------------------------- ------ --------------- ------- ----------------
Other Pooled Investment Vehicles   51   $    3,708.01     3     $ 628.89
-------------------------------- ------ --------------- ------- ----------------
Other Accounts                    243   $    4,476.93     1     $ 590.35
-------------------------------- ------ --------------- ------- ----------------

MGI Core Opportunistic Fixed Income Fund

BlackRock Financial Management, Inc. ("BlackRock")

Messrs.  Scott  Amero,  Matthew  Marra,  and Andrew J.  Phillips  are  primarily responsible for the day-to-day  management of BlackRock's  allocated  portion of the Fund's portfolio.  For managing BlackRock's  allocated portion of the Fund's portfolio,  each portfolio  manager  receives base  compensation  from BlackRock based on the  manager's  seniority  and/or  position  with the  firm,  which may include the amount of assets  supervised and other  management  roles within the
firm.   In  addition,   each   portfolio   manager  may  receive   discretionary
compensation,  which  can  be  a  substantial  portion  of  total  compensation.
Discretionary  compensation  can include a cash bonus, as well as one or more of
the  following   components:   deferred  compensation  and  long-term  incentive
compensation;  options and restricted stock awards;  employee stock purchase and
401(k) plans.

                                      C-15

In addition to the Fund, Mr. Amero manages,  or is a member of a management team for:

-------------------------------- ----------------------- -----------------------
                                       Total Accounts   Accounts with Performance
        Other Accounts                                          Fees
-------------------------------- ----------------------- -----------------------
                                 Number       Assets     Number      Assets
                                           (in billions)          (in billions)
-------------------------------- ------- --------------- ------ ----------------

-------------------------------- ------- --------------- ------ ----------------
Registered Investment Companies    45    $       37.2      0    $ 0
-------------------------------- ------- --------------- ------ ----------------
Other Pooled Investment Vehicles   39    $       10.2      4    $ 3.2
-------------------------------- ------- --------------- ------ ----------------
Other Accounts                    255    $       84.8      7    $ 6.0
-------------------------------- ------- --------------- ------ ----------------

In addition to the Fund, Mr. Marra manages,  or is a member of a management team for:

-------------------------------- ---------------------- ------------------------
                                       Total Accounts   Accounts with Performance
        Other Accounts                                          Fees
-------------------------------- ---------------------- ------------------------
                                 Number      Assets      Number      Assets
                                          (in billions)           (in billions)
-------------------------------- ------ --------------- ------- ----------------

-------------------------------- ------ --------------- ------- ----------------
Registered Investment Companies    24   $       24.3       0    $ 0
-------------------------------- ------ --------------- ------- ----------------
Other Pooled Investment Vehicles   19   $        7.6       2    $ 1.6
-------------------------------- ------ --------------- ------- ----------------
Other Accounts                    284   $      104.8      13    $ 6.4
-------------------------------- ------ --------------- ------- ----------------

In addition to the Fund, Mr.  Phillips  manages,  or is a member of a management team for:

-------------------------------- ----------------------- -----------------------
                                       Total Accounts   Accounts with Performance
        Other Accounts                                          Fees
-------------------------------- ----------------------- -----------------------
                                 Number       Assets     Number       Assets
                                           (in billions)           (in billions)
-------------------------------- ------- --------------- ------- ---------------

-------------------------------- ------- --------------- ------- ---------------
Registered Investment Companies    32    $       27.4      0     $ 0
-------------------------------- ------- --------------- ------- ---------------
Other Pooled Investment Vehicles   20    $        7.9      2     $ 1.6
-------------------------------- ------- --------------- ------- ---------------
Other Accounts                    293    $      121.9     16     $ 6.8
-------------------------------- ------- --------------- ------- ---------------

MacKay Shields LLC ("MacKay")

Dr. Dan Roberts and Messrs. Lou Cohen,  Michael Kimble, and Taylor Wagenseil are
responsible for the day-to-day  management of the allocated  portion of the Fund sub-advised  by MacKay.  In  addition  to their  base  salaries,  the  portfolio managers,  along with all other MacKay employees, are eligible to participate in an incentive bonus pool. An employee's  participation in the bonus pool is based upon the employee's  performance and the profitability of MacKay.  The portfolio managers,  along  with  other  senior  employees  of  MacKay,  are  eligible  to participate in a phantom stock plan.

In addition to the Fund, the MacKay  Shields' High Yield Active Core  Investment
Team manages:

-------------------------------- ----------------------- -----------------------
                                       Total Accounts   Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ----------------------- -----------------------
                                 Number       Assets     Number      Assets
                                           (in millions)          (in millions)
-------------------------------- ------- --------------- ------ ----------------

-------------------------------- ------- --------------- ------ ----------------
Registered Investment Companies     2    $ 181.5            0   $ 0
-------------------------------- ------- --------------- ------ ----------------
Other Pooled Investment Vehicles    5    $ 639.3            1   $ 79.1
-------------------------------- ------- --------------- ------ ----------------
Other Accounts                     11    $ 2,423.7          3   $ 320.5
-------------------------------- ------- --------------- ------ ----------------

                                      C-16

Western Asset Management Company ("Western")

A team of investment  professionals at Western,  led by Chief Investment Officer
S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio
Managers Edward A. Moody, Carl L. Eichstaedt, Mark Lindbloom,  Michael Buchanan,
and Keith Gardner, manages Western's allocated portion of the Fund's assets. Mr.
Leech  and Mr.  Walsh  serve  as  co-team  leaders  responsible  for  day-to-day strategic  oversight of Western's  allocated portion of the Fund's portfolio and for supervising the day-to-day operations of the various sector specialist teams dedicated  to the  specific  asset  classes.  Mr.  Moody,  Mr.  Eichstaedt,  Mr.
Lindbloom,   Mr.  Buchanan,  and  Mr.  Gardner  are  responsible  for  portfolio structure,  including sector  allocation,  duration weighting and term structure decisions.

At Western, one compensation methodology covers all products and functional areas.

The Firm's methodology assigns each position a total compensation "target" which is derived from annual market  surveys that  benchmark  each role with their job function and peer  universe.  This method is designed to reward  employees  with total  compensation  reflective  of the external  market value of their  skills, experience, and ability to produce desired results.

Standard  compensation  includes  competitive base salaries,  generous  employee
benefits,   and  a  retirement   plan  which  includes  an  employer  match  and
discretionary profit sharing.

In  addition,  discretionary  bonuses  make up the  variable  component of total
compensation.   These  are   structured   to  reward  sector   specialists   for
contributions  to the Firm as well as  relative  performance  of their  specific portfolios/product  and are  determined by the  professional's  job function and performance as measured by a formal review  process.  All bonuses are completely discretionary, and usually distributed in May. This is described in more details below:

     o    Incentive  compensation  is  based  on  individual  performance,  team performance and the performance of the company.  Western's  philosophy
          is  to  reward  its  employees  through  Total   Compensation.   Total
          Compensation  is reflective  of the external  market value for skills, experience,  ability to produce results,  and the performance of one's group and the Firm as a whole.

     o    Incentive  compensation  is the primary focus of management  decisions
          when  determining   Total   Compensation.   The  components  of  Total
          Compensation include benefits, base salary, incentive compensation and assets under management (AUM) bonuses. Incentive Compensation is based on the success of the Firm and one's team,  and personal  contribution to that success.  Incentive compensation is paid annually and is fully discretionary.  AUM bonuses are discretionary  awards paid to eligible employees on an annual basis. AUM bonuses are calculated  according to the company's annual AUM growth.

     o    Western  offers a Long Term  Incentive  Plan,  which affords  eligible employees the  opportunity to earn additional  long-term  compensation from discretionary  contributions  which will be made on their behalf.
          These  contributions  are made by  Western  Asset  and are paid to the employee  if he/she  remains  employed  with  Western  Asset until the
          discretionary   contributions   become   vested.   The

                                      C-17

          Discretionary Contributions allocated to the employee will be credited with  tax-deferred  investment  earnings  indexed  against mutual fund options  or  other  investment  options  selected  by  Western  Asset.
          Discretionary  Contributions  made to the  Plan  will be  placed  in a special trust (known as a Rabbi trust) that restricts management's use and of access to the money.

     o    Under certain  pre-existing  arrangements,  key professionals are paid incentives in recognition of outstanding performance. These incentives may include Legg Mason stock options.

Long Term Incentive Plan

Western offers a Long Term Incentive Plan, which affords eligible  employees the
opportunity  to  earn  additional  long-term   compensation  from  discretionary
contributions  which will be made on their behalf.  These contributions are made by Western  Asset and are paid to the employee if he/she  remains  employed with
Western  Asset  until  the  discretionary   contributions   become  vested.  The
Discretionary  Contributions  allocated  to the employee  will be credited  with tax-deferred  investment  earnings  indexed against mutual fund options or other investment options selected by Western Asset.  Discretionary  Contributions made to the Plan  will be placed in a special  trust  (known as a Rabbi  trust)  that restricts management's use and access to the money.

In addition to the Fund, Messrs. Leech and Walsh manage:

-------------------------------- ----------------------- -----------------------
                                        Total Accounts  Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ----------------------- -----------------------
                                  Number      Assets       Number      Assets
                                           (in millions)           (in millions)
-------------------------------- ------- --------------- -------- --------------

-------------------------------- ------- --------------- -------- --------------
Registered Investment Companies    116   $  124,178.55       0    $        0
-------------------------------- ------- --------------- -------- --------------
Other Pooled Investment Vehicles   262   $  217,838.03       0    $        0
-------------------------------- ------- --------------- -------- --------------
Other Accounts                   1,041   $  290,120.44      91    $ 29,028.79
-------------------------------- ------- --------------- -------- --------------

In addition to the Fund, Mr. Moody manages:

-------------------------------- ------------------------ ----------------------
                                    Total Accounts      Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ------------------------ ----------------------
                                 Number        Assets       Number       Assets
                                            (in millions)          (in millions)
-------------------------------- -------- --------------- --------- ------------

-------------------------------- -------- --------------- --------- ------------
Registered Investment Companies     2     $  734,966.57      0     $        0
-------------------------------- -------- --------------- --------- ------------
Other Pooled Investment Vehicles    1     $       53.57      0     $        0
-------------------------------- -------- --------------- --------- ------------
Other Accounts                     88     $   16,167.47      8     $29,028.79
-------------------------------- -------- --------------- --------- ------------

                                      C-18

In addition to the Fund, Mr. Eichstaedt manages:

-------------------------------- ---------------------- ------------------------
                                       Total Accounts   Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ---------------------- ------------------------
                                 Number      Assets       Number      Assets
                                          (in millions)            (in millions)
-------------------------------- ------ --------------- -------- ---------------

-------------------------------- ------ --------------- -------- ---------------
Registered Investment Companies    12   $    3,731.66       0    $        0
-------------------------------- ------ --------------- -------- ---------------
Other Pooled Investment Vehicles    6   $    1,871.60       0    $        0
-------------------------------- ------ --------------- -------- ---------------
Other Accounts                     97   $   19,596.85       8    $ 2,360.84
-------------------------------- ------ --------------- -------- ---------------

In addition to the Fund, Mr. Lindbloom manages:

-------------------------------- ---------------------- ------------------------
                                       Total Accounts   Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ---------------------- ------------------------
                                 Number      Assets       Number      Assets
                                          (in millions)            (in millions)
-------------------------------- ------ --------------- -------- ---------------

-------------------------------- ------ --------------- -------- ---------------
Registered Investment Companies     5   $    2,730.07       0    $        0
-------------------------------- ------ --------------- -------- ---------------
Other Pooled Investment Vehicles    3   $      232.87       0    $        0
-------------------------------- ------ --------------- -------- ---------------
Other Accounts                     31   $    7,476.22       4    $ 1,328.91
-------------------------------- ------ --------------- -------- ---------------

In addition to the Fund, Mr. Buchanan manages:

-------------------------------- ---------------------- ------------------------
                                       Total Accounts   Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ---------------------- ------------------------
                                 Number      Assets       Number       Assets
                                          (in millions)            (in millions)
-------------------------------- ------ --------------- --------- --------------

-------------------------------- ------ --------------- --------- --------------
Registered Investment Companies    13   $    6,897.29       0     $       0
-------------------------------- ------ --------------- --------- --------------
Other Pooled Investment Vehicles    8   $    5,157.30       0     $       0
-------------------------------- ------ --------------- --------- --------------
Other Accounts                     14   $    1,088.54       0    $        0
-------------------------------- ------ --------------- --------- --------------

In addition to the Fund, Mr. Gardner manages:

-------------------------------- --------------------------- -------------------
                                        Total Accounts  Accounts with Performance
      Other Accounts                                            Fees
-------------------------------- ----------------------- --------- -------------
                                  Number      Assets       Number       Assets
                                           (in millions)           (in millions)
-------------------------------- ------- --------------- --------- -------------

-------------------------------- ------- --------------- --------- -------------
Registered Investment Companies      6   $    1,233.14      0     $       0
-------------------------------- ------- --------------- --------- -------------
Other Pooled Investment Vehicles     6   $    1,631.83      0     $       0
-------------------------------- ------- --------------- --------- -------------
Other Accounts                       1   $   14,559.20      0     $       0
-------------------------------- ------- --------------- --------- -------------

Pacific Investment Management Company LLC ("PIMCO")

PIMCO  has  adopted  a "Total  Compensation  Plan"  for its  professional  level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance,  integrity and teamwork consistent with the firm's mission  statement.  The Total  Compensation  Plan includes a significant incentive  component  that rewards high  performance  standards,  work ethic and consistent  individual and team  contributions  to the firm. The compensation of portfolio  managers  consists  of a base  salary,  a bonus,  and may  include  a retention  bonus.  Portfolio  managers who are Managing  Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio

                                      C-19

managers,  may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a  non-contributory  defined  contribution
plan  through  which  PIMCO  makes  a  contribution   based  on  the  employee's
compensation.  PIMCO's  contribution rate increases at a specified  compensation level, which is a level that would include portfolio managers.

Salary and Bonus.  Base  salaries are  determined by  considering  an individual portfolio manager's  experience and expertise and may be reviewed for adjustment annually.  Portfolio  managers  are  entitled to receive  bonuses,  which may be significantly more than their base salaries,  upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager.  Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In  addition,   the  following   non-exclusive  list  of  qualitative   criteria
(collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     o    3-year,  2-year  and  1-year   dollar-weighted  and  account-weighted,
          pre-tax  investment  performance  as  judged  against  the  applicable benchmarks  for  each  account  managed  by a  portfolio  manager  and relative to applicable industry peer groups;

     o    Appropriate   risk   positioning   that  is  consistent  with  PIMCO's
          investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     o    Amount and nature of assets managed by the portfolio manager;

     o    Consistency  of investment  performance  across  portfolios of similar mandate and guidelines (reward low dispersion);

     o    Generation  and  contribution  of  investment  ideas in the context of
          PIMCO's  secular and cyclical  forums,  portfolio  strategy  meetings,
          Investment Committee meetings, and on a day-to-day basis;

     o    Absence of defaults and price  defaults  for issues in the  portfolios managed by the portfolio manager;

     o    Contributions to asset retention, gathering and client satisfaction;

     o    Contributions to mentoring, coaching and/or supervising; and

     o    Personal growth and skills added.

A portfolio  manager's  compensation is not based directly on the performance of any fund or any other account  managed by that  portfolio  manager.  Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount  retention bonus,  based upon the Bonus Factors and continued  employment with PIMCO.  Each

                                      C-20

portfolio  manager who is a Senior Vice President or Executive Vice President of
PIMCO receives a variable amount retention  bonus,  based upon the Bonus Factors and continued employment with PIMCO.

Investment   professionals,   including  portfolio  managers,  are  eligible  to
participate  in a Long Term Cash Bonus Plan ("Cash Bonus Plan"),  which provides cash awards that appreciate or depreciate  based upon the performance of PIMCO's parent  company,  Allianz,  and PIMCO over a three-year  period.  The  aggregate amount available for distribution to participants is based upon Allianz's profit growth and PIMCO's profit growth.  Participation in the Cash Bonus Plan is based upon the Bonus Factors,  and the payment of benefits from the Cash Bonus Plan is contingent upon continued employment at PIMCO.

Profit  Sharing Plan.  Instead of a bonus,  portfolio  managers who are Managing
Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting  of a portion of PIMCO's  net  profits.  Portfolio  managers  who are
Managing  Directors  receive  an  amount  determined  by the  Managing  Director
Compensation  Committee,  based upon an individual's overall contribution to the firm and the Bonus Factors.

From  time to  time,  under  the  PIMCO  Class B Unit  Purchase  Plan,  Managing
Directors and certain executive management (including Executive Vice Presidents)
of PIMCO may become  eligible  to  purchase  Class B Units of PIMCO.  Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO
Partners,  LLC, a  California  limited  liability  company that holds a minority interest in PIMCO and is owned by the Managing  Directors and certain  executive management  of PIMCO.  The Class A Units of PIMCO  Partners,  LLC entitle  their holders  to  distributions  of a portion  of the  profits  of  PIMCO.  The PIMCO
Compensation   Committee  determines  which  Managing  Directors  and  executive management  may purchase Class B Units and the number of Class B Units that each may purchase.  The Class B Units are purchased  pursuant to full recourse  notes issued to the  holder.  The base  compensation  of each  Class B Unit  holder is increased in an amount equal to the  principal  amortization  applicable  to the notes given by the Managing Director or member of executive management.

Portfolio  managers who are Managing  Directors also have  long-term  employment contracts,  which  guarantee  severance  payments  in the  event of  involuntary termination of a Managing Director's employment with PIMCO.

In addition to the Fund, Chris Dialynas manages:

---------------------------------- ------------------------ --------------------
               Other Accounts         Total Accounts           Accounts with
                                                              Performance Fees
---------------------------------- ---------- ------------- ------- ------------
                                   Number        Assets     Number     Assets
                                                  (in                   (in
                                               millions)             millions)
---------------------------------- ---------- ------------- ------- ------------

---------------------------------- ---------- ------------- ------- ------------
Registered Investment Companies        13        $3,251.15     0            $0
---------------------------------- ---------- ------------- ------- ------------
Other Pooled Investment Vehicles       15        $7,421.34     0            $0
---------------------------------- ---------- ------------- ------- ------------
Other Accounts                        110       $46,619.41    11     $3,396.43
---------------------------------- ---------- ------------- ------- ------------

                                      C-21

MGI US Short Maturity Fixed Income Fund

Aberdeen Asset Management, Inc. ("Aberdeen")

Messrs. Gary Bartlett, Warren A. Davis, Thomas J. Flaherty, Daniel R. Taylor, J.
Christopher  Gagnier,  Timothy C. Vile and William T. Lissenden are  responsible for the day-to-day  management of the Fund. The portfolio managers, as employees of Aberdeen,  receive  remuneration  from  Aberdeen  and/or its  affiliates.  In addition to their base salary and performance-related bonus, Aberdeen investment professionals  receive a competitive  benefits  package and  participation  in a company-wide  stock ownership plan. Key executives  participate in a substantial stock option plan, as well as cash-backed and equity-backed  long term incentive plans. Appropriate retention and incentive arrangements have been put into place for the  portfolio  managers,  including,  in some cases,  participation  in the
Aberdeen Asset Management 2005 Long Term Incentive Plan.

Discretionary  bonuses for Aberdeen  employees are based on a combination of the team and the  individual's  performance.  The  weighting  of these  two  factors varies, but on average would be 50%/50%. Overall participation in team meetings, generation of original  research ideas,  and contribution to presenting the team externally are also contributory factors. Bonuses may be 100% of salary or more;
equity  incentives  could provide a  substantially  greater part of compensation over the longer term of three years or more.

In addition to the Fund, the team manages:

-------------------------------- ------------------------------ ---------------------------
                                       Total Accounts      Accounts with Performance Fees
      Other Accounts
-------------------------------- ------------------------- --------------------------------
                                 Number         Assets         Number     Assets
                                            (in millions)              (in millions)
-------------------------------- -------- ---------------- ----------- ------------------

-------------------------------- -------- ---------------- ----------- ------------------
Registered Investment Companies     8     $    3,419.07           0    $ 0
-------------------------------- -------- ---------------- ----------- ------------------
Other Pooled Investment Vehicles    9     $ 4,297.28              0    $ 0
-------------------------------- -------- ---------------- ----------- ------------------
Other Accounts                    170     $   27,941.55           4    $ 460.59
-------------------------------- -------- ---------------- ----------- ------------------

                                      C-22

                                    MGI FUNDS

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

         (a)      Articles of Incorporation.

               (1)  Registrant's  Amended and Restated Agreement and Declaration
                    of Trust,  effective  as of May 16,  2005,  is  incorporated
                    herein  by  reference  to  the   Registrant's   Registration
                    Statement  on Form  N-1A as filed  with the SEC via EDGAR on
                    August 5, 2005.

               (2)  Registrant's  Certificate of Trust,  as filed with the State of Delaware on March 11,  2005,  is  incorporated  herein by reference to the Registrant's Registration Statement on Form
                    N-1A as filed with the SEC via EDGAR on March 21, 2005.

         (b)      By-Laws.

               (1)  Registrant's  Amended and Restated By-Laws,  effective as of
                    May 16,  2005,  is  incorporated  herein by reference to the
                    Registrant's  Registration  Statement  on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

         (c)      Instruments Defining Rights of Security Holders.

                    See Article  III,  "Shares,"  and Article V,  "Shareholders'
                    Voting Powers and Meetings," of the Registrant's Amended and
                    Restated  Agreement and  Declaration of Trust,  incorporated herein by reference to the Registrant's Initial Registration
                    Statement  on Form  N-1A as filed  with the SEC via EDGAR on
                    March 21, 2005.

                    See  also,  Article  II,  "Meetings  of  Shareholders,"  and
                    Article VII, "General Matters," of the Registrant's  Amended
                    and Restated  By-laws,  incorporated  herein by reference to the  Registrant's  Registration  Statement  on Form  N-1A as
                    filed with the SEC via EDGAR on August 5, 2005.

         (d)      Investment Advisory Contracts.

               (1)  Investment  Management  Agreement between the Registrant and
                    Mercer Global  Investments,  Inc., is incorporated herein by
                    reference  to   Post-Effective   Amendment   No.  2  to  the
                    Registrant's  Registration  Statement filed with the SEC via
                    EDGAR on July 28, 2006.

                    (i)  Fee  Waiver/Expense  Limitation  Agreement  between the
                         Registrant  and  Mercer  Global  Investments,  Inc.  is
                         incorporated  herein  by  reference  to  Post-Effective
                         Amendment  No.  2  to  the  Registrant's   Registration
                         Statement  filed  with  the SEC via  EDGAR  on July 28,
                         2006.

               (2)  Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc., on behalf of MGI US Large Cap Growth Equity Fund,  and
                    Enhanced Investment Technologies, LLC is incorporated herein by reference to the Registrant's  Registration  Statement on
                    Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

               (3)  Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc., on behalf of MGI US Large Cap Growth Equity Fund,  and
                    Sands  Capital  Management  L.P. is  incorporated  herein by reference to the Registrant's Registration Statement on Form
                    N-1A as filed with the SEC via EDGAR on August 5, 2005.

               (4)  Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc.,  on behalf of MGI US Large Cap Value Equity Fund,  and
                    Pzena  Investment  Management LLC is incorporated  herein by reference to the Registrant's Registration Statement on Form
                    N-1A as filed with the SEC via EDGAR on August 5, 2005.

                    (i)  Amendment to the Subadvisory  Agreement  between Mercer
                         Global   Investments,   Inc.   and   Pzena   Investment
                         Management LLC is  incorporated  herein by reference to
                         Post-Effective  Amendment  No.  3 to  the  Registrant's
                         Registration  Statement filed with the SEC via EDGAR on
                         July 27, 2007.

               (5)  Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc.,  on behalf of MGI US Small/Mid Cap Growth Equity Fund, and Westfield  Capital  Management  Company,  LP is attached herewith as Exhibit EX-99.d.5.

               (6)  Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc.,  on behalf of MGI US Small/Mid  Cap Value Equity Fund, and Wells Capital  Management  Incorporated  is incorporated
                    herein  by  reference  to  the   Registrant's   Registration
                    Statement  on Form  N-1A as filed  with the SEC via EDGAR on
                    August 5, 2005.

                    (i)  Amendment to the Subadvisory  Agreement  between Mercer
                         Global  Investments,  Inc. and Wells Capital Management
                         Incorporated  is  incorporated  herein by  reference to
                         Post-Effective  Amendment  No.  3 to  the  Registrant's
                         Registration  Statement filed with the SEC via EDGAR on
                         July 27, 2007.

               (7)  Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc.,  on  behalf  of  MGI  Non-US  Core  Equity  Fund,  and
                    Grantham,  Mayo,  Van  Otterloo  & Co.  LLC is  incorporated
                    herein  by  reference  to  the   Registrant's   Registration
                    Statement  on Form  N-1A as filed  with the SEC via EDGAR on
                    August 5, 2005.

               (8)  Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc., on behalf of MGI Core Opportunistic Fixed Income Fund, and BlackRock  Financial  Management,  Inc. is  incorporated herein by reference to Post-Effective Amendment No. 3 to the
                    Registrant's  Registration  Statement filed with the SEC via
                    EDGAR on July 27, 2007.

               (9)  Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc., on behalf of MGI Core Opportunistic Fixed Income Fund, and Western Asset Management Company is incorporated  herein by reference to the Registrant's  Registration  Statement on
                    Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

                    (i)  Amendment to the Subadvisory  Agreement  between Mercer
                         Global  Investments,  Inc. and Western Asset Management
                         Company  is   incorporated   herein  by   reference  to
                         Post-Effective  Amendment  No.  3 to  the  Registrant's
                         Registration  Statement filed with the SEC via EDGAR on
                         July 27, 2007.

               (10) Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc., on behalf of MGI US Short  Maturity Fixed Income Fund, and Aberdeen Asset Management Inc. is incorporated herein by
                    reference  to   Post-Effective   Amendment   No.  2  to  the
                    Registrant's  Registration  Statement filed with the SEC via
                    EDGAR on July 28, 2006.

               (11) Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc.,  on  behalf  of  MGI  Non-US  Core  Equity  Fund,  and
                    AllianceBernstein  L.P. is incorporated  herein by reference to  Post-Effective  Amendment  No.  3  to  the  Registrant's
                    Registration  Statement filed with the SEC via EDGAR on July
                    27, 2007.

                    (i)  First  Amendment to the Subadvisory  Agreement  between
                         Mercer Global Investments,  Inc. and AllianceBernstein,
                         L.P.   is   incorporated   herein   by   reference   to
                         Post-Effective  Amendment  No.  3 to  the  Registrant's
                         Registration  Statement filed with the SEC via EDGAR on
                         July 27, 2007.

                    (ii) Second Amendment to the Subadvisory  Agreement  between
                         Mercer Global Investments,  Inc. and AllianceBernstein,
                         L.P.   is   incorporated   herein   by   reference   to
                         Post-Effective  Amendment  No.  3 to  the  Registrant's
                         Registration  Statement filed with the SEC via EDGAR on
                         July 27, 2007.

                    (iii) Third Amendment to the Subadvisory  Agreement  between
                         Mercer Global Investments,  Inc. and AllianceBernstein,
                         L.P. is attached herewith as Exhibit EX-99.d.11.iii.

               (12) Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc.,  on behalf of MGI Non-US Core Equity Fund,  and Lazard
                    Asset Management LLC is incorporated  herein by reference to
                    Post-Effective   Amendment   No.   3  to  the   Registrant's
                    Registration  Statement filed with the SEC via EDGAR on July
                    27, 2007.

                    (i)  Form of First  Amendment to the  Subadvisory  Agreement
                         between  Mercer  Global  Investments,  Inc.  and Lazard
                         Asset  Management  LLC is attached  herewith as Exhibit
                         EX-99.d.12.i.

               (13) Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc.,  on behalf of MGI US Small/Mid  Cap Value Equity Fund, and AQR Capital  Management,  LLC is incorporated  herein by
                    reference  to   Post-Effective   Amendment   No.  2  to  the
                    Registrant's  Registration  Statement filed with the SEC via
                    EDGAR on July 28, 2006.

               (14) Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc.,  on behalf of MGI US Small/Mid  Cap Value Equity Fund, and  NWQ  Investment  Management  Company,  LLC is  attached herewith as Exhibit EX-99.d.14.

               (15) Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc.,  on behalf of MGI US Large Cap Value Equity Fund,  and
                    Numeric  Investors LLC, is incorporated  herein by reference to  Post-Effective  Amendment  No.  3  to  the  Registrant's
                    Registration  Statement filed with the SEC via EDGAR on July
                    27, 2007.

               (16) Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc., on behalf of MGI Core Opportunistic Fixed Income Fund, and MacKay Shields LLC, is incorporated  herein by reference to  Post-Effective  Amendment  No.  3  to  the  Registrant's
                    Registration  Statement filed with the SEC via EDGAR on July
                    27, 2007.

               (17) Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc., on behalf of MGI US Large Cap Growth Equity Fund,  and
                    Winslow Capital Management,  Inc., is incorporated herein by
                    reference  to   Post-Effective   Amendment   No.  3  to  the
                    Registrant's  Registration  Statement filed with the SEC via
                    EDGAR on July 27, 2007.

               (18) Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc.,  on behalf of MGI US Small/Mid Cap Growth Equity Fund, and Tygh Capital  Management,  Inc., is attached herewith as
                    Exhibit EX-99.d.18.

               (19) Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc.,  on behalf of MGI US Large Cap Value Equity Fund,  and
                    Eaton  Vance  Management,  is  attached  herewith as Exhibit
                    EX-99.d.19.

               (20) Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc., on behalf of MGI Core Opportunistic Fixed Income Fund, and Pacific  Investment  Management Company LLC, is attached herewith as Exhibit EX-99.d.20.

               (21) Subadvisory  Agreement  between  Mercer Global  Investments,
                    Inc.,  on behalf of MGI US Small/Mid Cap Growth Equity Fund, and  Goldman  Sachs  Asset  Management,  L.P.,  is  attached herewith as Exhibit EX-99.d.21.

         (e)  Underwriting Contracts.

               (1)  Underwriting  Agreement between the Registrant and MGI Funds
                    Distributors,  Inc. is  incorporated  herein by reference to the  Registrant's  Registration  Statement  on Form  N-1A as
                    filed with the SEC via EDGAR on August 5, 2005.

                    (i)  Amendment to Exhibit A of the Underwriting Agreement is
                         incorporated  herein  by  reference  to  Post-Effective
                         Amendment  No.  2  to  the  Registrant's   Registration
                         Statement  filed  with  the SEC via  EDGAR  on July 28,
                         2006.

         (f)      Bonus or Profit Sharing Contracts.

                  Not Applicable.

         (g)      Custodian Agreements.

               (1)  Custodian  Agreement  between the  Registrant  and Investors
                    Bank & Trust Company  (predecessor  to State Street Bank and
                    Trust  Company) is  incorporated  herein by reference to the
                    Registrant's  Registration  Statement  on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

                    (i)  Amendment to Appendix A of the  Custodian  Agreement is
                         incorporated  herein  by  reference  to  Post-Effective
                         Amendment  No.  2  to  the  Registrant's   Registration
                         Statement  filed  with  the SEC via  EDGAR  on July 28,
                         2006.

               (2)  Delegation  Agreement  between the  Registrant and Investors
                    Bank & Trust Company  (predecessor  to State Street Bank and
                    Trust  Company)  is  incorporated  herein  by  reference  to
                    Post-Effective   Amendment   No.   2  to  the   Registrant's
                    Registration  Statement filed with the SEC via EDGAR on July
                    28, 2006.

         (h)      Other Material Contracts.

               (1)  Administration   Agreement   between  the   Registrant   and
                    Investors Bank & Trust Company  (predecessor to State Street
                    Bank and Trust Company) is incorporated  herein by reference to  Post-Effective  Amendment  No.  2  to  the  Registrant's
                    Registration  Statement filed with the SEC via EDGAR on July
                    28, 2006.

               (2)  Transfer  Agency Services  Agreement  between the Registrant and  PFPC  Inc.  is  incorporated  herein  by  reference  to
                    Post-Effective   Amendment   No.   2  to  the   Registrant's
                    Registration  Statement filed with the SEC via EDGAR on July
                    28, 2006.

               (3)  Selling/Services  Agreement  between the  Registrant and MGI
                    Funds Distributors, Inc. is incorporated herein by reference to  Post-Effective  Amendment  No.  2  to  the  Registrant's
                    Registration  Statement filed with the SEC via EDGAR on July
                    28, 2006.

               (4)  Form  of  Administrative   Services  Agreement  between  the
                    Registrant and Mercer Global  Investments,  Inc. is attached herewith as Exhibit EX-99.h.4.

         (i)      Legal Opinion.

               (1)  Legal  Opinion  of  Stradley  Ronon  Stevens  & Young,  LLP,
                    counsel  to  the  Registrant,   is  incorporated  herein  by
                    reference  to   Post-Effective   Amendment   No.  2  to  the
                    Registrant's  Registration  Statement filed with the SEC via
                    EDGAR on July 28, 2006.

         (j)      Other Opinions.

               (1)  Consent of Independent Registered Public Accounting Firm for
                    the Registrant is attached herewith as Exhibit EX-99.j.1.

               (2)  Powers of Attorney.

                    (i)  Power  of  Attorney  appointing  David  M.  Goldenberg,
                         Cynthia Lo Bessette,  Bruce G. Leto and Mark A. Sheehan
                         as  attorneys-in-fact  and agents to Phillip de Cristo,
                         Robert L. Ash, Adela M. Cepeda,  and Harrison M. Bains,
                         Jr.   is   incorporated    herein   by   reference   to
                         Post-Effective  Amendment  No.  2 to  the  Registrant's
                         Registration  Statement filed with the SEC via EDGAR on
                         July 28, 2006.

         (k)      Omitted Financial Statements.

                  Not Applicable.

         (l)      Initial Capital Agreements.

               (1)  Letter of  Understanding  Relating  to  Initial  Capital  is
                    incorporated   herein  by  reference  to  the   Registrant's
                    Registration  Statement  on Form N-1A as filed  with the SEC via EDGAR on August 5, 2005.

         (m)      Rule 12b-1 Plan.

               (1)  Marketing and Shareholder Services Plan, relating to Class S
                    Shares is incorporated herein by reference to Post-Effective
                    Amendment No. 2 to the Registrant's  Registration  Statement
                    filed with the SEC via EDGAR on July 28, 2006.

               (2)  Marketing and Shareholder  Services Plan,  relating to Class
                    Y-1  Shares  is   incorporated   herein  by   reference   to
                    Post-Effective   Amendment   No.   2  to  the   Registrant's
                    Registration  Statement filed with the SEC via EDGAR on July
                    28, 2006.

         (n)      Rule 18f-3 Plan.

               (1)  Amended   Multiple   Class  Plan  pursuant  to  Rule  18f-3,
                    effective  September  21, 2006,  on behalf of each series of the  Registrant,  is  incorporated  herein by  reference  to
                    Post-Effective   Amendment   No.   3  to  the   Registrant's
                    Registration  Statement filed with the SEC via EDGAR on July
                    27, 2007.

         (p)      Codes of Ethics.

               (1)  Joint  Code  of  Ethics  of  Registrant  and  Mercer  Global
                    Investments, Inc., the investment adviser of the Registrant, is  incorporated  herein by  reference  to the  Registrant's
                    Registration  Statement  on Form N-1A as filed  with the SEC via EDGAR on June 29, 2005.

               (2)  Code of Ethics of  Enhanced  Investment  Technologies,  LLC,
                    subadvisor  of MGI US  Large  Cap  Growth  Equity  Fund,  is attached herewith as Exhibit EX-99.p.2.

               (3)  Code of Ethics of Sands Capital Management,  LLC, subadvisor of MGI US Large Cap Growth Equity Fund, is attached herewith as Exhibit EX-99.p.3.

               (4)  Code  of  Ethics  of  Pzena   Investment   Management   LLC,
                    subadvisor  of  MGI US  Large  Cap  Value  Equity  Fund,  is attached herewith as Exhibit EX-99.p.4.

               (5)  Code of Ethics of Westfield Capital Management Company,  LP,
                    subadvisor  of MGI US Small/Mid  Cap Growth  Equity Fund, is incorporated herein by reference to Post-Effective Amendment
                    No. 3 to the Registrant's  Registration Statement filed with the SEC via EDGAR on July 27, 2007.

               (6)  Code of Ethics of Wells  Capital  Management,  subadvisor of
                    MGI US Small/Mid Cap Value Equity Fund, is attached herewith as Exhibit EX-99.p.6.

               (7)  Code of Ethics of  Grantham,  Mayo,  Van Otterloo & Co. LLC,
                    subadvisor  of MGI Non-US  Core  Equity  Fund,  is  attached herewith as Exhibit EX-99.p.7.

               (8)  Code of  Ethics of  BlackRock  Financial  Management,  Inc.,
                    subadvisor of MGI Core  Opportunistic  Fixed Income Fund, is attached herewith as Exhibit EX-99.p.8.

               (9)  Code  of  Ethics  of  Western  Asset   Management   Company,
                    subadvisor of MGI Core  Opportunistic  Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment
                    No. 3 to the Registrant's  Registration Statement filed with the SEC via EDGAR on July 27, 2007.

               (10) Code of Ethics of MGI Funds Distributors,  Inc., underwriter of the Registrant,  is  incorporated  herein by reference to the  Registrant's  Registration  Statement  on Form  N-1A as
                    filed with the SEC via EDGAR on June 29, 2005.

               (11) Code of Ethics of Aberdeen Asset Management Inc., subadvisor of MGI Core  Opportunistic  Fixed  Income  Fund is  attached herewith as Exhibit EX-99.p.11.

               (12) Code of Ethics of AllianceBernstein  L.P., subadvisor of MGI
                    Non-US Core Equity Fund, is incorporated herein by reference to  Post-Effective  Amendment  No.  3  to  the  Registrant's
                    Registration  Statement filed with the SEC via EDGAR on July
                    27, 2007.

               (13) Code of Ethics of Lazard Asset Management LLC, subadvisor of
                    MGI Non-US  Core  Equity  Fund,  is  incorporated  herein by
                    reference  to   Post-Effective   Amendment   No.  2  to  the
                    Registrant's  Registration  Statement filed with the SEC via
                    EDGAR on July 28, 2006.

               (14) Code of Ethics of AQR Capital Management, LLC, subadvisor of
                    MGI US  Small/Mid  Cap Value Equity  Fund,  is  incorporated herein by reference to Post-Effective Amendment No. 2 to the
                    Registrant's  Registration  Statement filed with the SEC via
                    EDGAR on July 28, 2006.

               (15) Code of Ethics of NWQ Investment  Management  Company,  LLC,
                    subadvisor  of MGI US Small/Mid  Cap Value  Equity Fund,  is attached herewith as Exhibit EX-99.p.15.

               (16) Code of Ethics of MacKay Shields LLC, subadvisor of MGI Core
                    Fixed Income Fund,  is  incorporated  herein by reference to
                    Post-Effective   Amendment   No.   2  to  the   Registrant's
                    Registration  Statement filed with the SEC via EDGAR on July
                    28, 2006.

               (17) Code of Ethics of Numeric  Investors LLC,  subadvisor of MGI
                    US Large Cap Value  Equity  Fund,  is  attached  herewith as
                    Exhibit EX-99.p.17.

               (18) Code  of  Ethics  of  Winslow  Capital   Management,   Inc.,
                    subadvisor  of MGI US  Large  Cap  Growth  Equity  Fund,  is incorporated herein by reference to Post-Effective Amendment
                    No. 3 to the Registrant's  Registration Statement filed with the SEC via EDGAR on July 27, 2007.

               (19) Code of Ethics of Tygh Capital Management,  Inc., subadvisor of MGI US  Small/Mid  Cap Growth  Equity  Fund,  is attached herewith as Exhibit EX-99.p.19.

               (20) Code of Ethics of Eaton Vance Management,  subadvisor of MGI
                    US Large Cap Value  Equity  Fund,  is  attached  herewith as
                    Exhibit EX-99.p.20.

               (21) Code of Ethics of Pacific Investment Management Company LLC,
                    subadvisor of MGI Core  Opportunistic  Fixed Income Fund, is attached herewith as Exhibit EX-99.p.21.

               (22) Code of Ethics of  Goldman  Sachs  Asset  Management,  L.P.,
                    subadvisor  of MGI US Small/Mid  Cap Growth  Equity Fund, is attached herewith as Exhibit EX-99.p.22.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

         None.

ITEM 25. INDEMNIFICATION

     Under the  terms of the  Delaware  Statutory  Trust  Act  ("DSTA")  and the
Registrant's   Amended  and  Restated   Agreement  and   Declaration   of  Trust
("Declaration of Trust"), no officer or trustee of the Registrant shall have any liability to the Registrant,  its shareholders,  or any other party for damages, except to the extent such  limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

     Subject to the standards and  restrictions  set forth in the Declaration of
Trust,  DSTA,  Section  3817  permits a statutory  trust to  indemnify  and hold harmless any trustee,  beneficial owner or other person from and against any and all claims  and  demands  whatsoever.  DSTA,  Section  3803  protects  trustees, officers,  managers  and other  employees,  when acting in such  capacity,  from liability to any person other than the  Registrant or  beneficial  owner for any act, omission or obligation of the Registrant or any trustee thereof,  except as otherwise provided in the Declaration of Trust.

     (a)  Indemnification  of the  Trustees and  officers of the  Registrant  is provided for in Article VII of the Registrant's  Amended and Restated  Agreement
and Declaration of Trust effective May 16, 2005, as filed with the SEC via EDGAR on August 5, 2005;

     (b) Investment  Advisory Agreement between the Registrant and Mercer Global
Investments,  Inc.,  as  provided  for  in  Section  10  of  the  Agreement,  is incorporated  herein by reference to as  Post-Effective  Amendment  No. 2 to the
Registrant's  Registration  Statement  filed  with the SEC via EDGAR on July 28,
2006;

     (c)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf  of  MGI US  Large  Cap  Growth  Equity  Fund,  and  Enhanced  Investment
Technologies,  LLC,  as  provided  for  in  Section  10,  of  the  Agreement  is incorporated herein by reference to the Registrant's  Registration  Statement on
Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

     (d)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI US Large Cap Growth  Equity Fund,  and Sands  Capital  Management,
LLC, as provided for in Section 10 of the Agreement,  is incorporated  herein by reference to the Registrant's  Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

     (e)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI US Large Cap Value Equity Fund,  and Pzena  Investment  Management
LLC, as provided for in Section 10 of the Agreement,  is incorporated  herein by reference to the Registrant's  Registration Statement on Form N-1A as filed with the SEC via  EDGAR on  August  5,  2005,  as  amended  by the  Amendment  to the
Subadvisory  Agreement  between  Mercer  Global  Investments,   Inc.  and  Pzena
Investment   Management  LLC  that  is  incorporated   herein  by  reference  to
Post-Effective Amendment No. 3 to the Registrant's  Registration Statement filed with the SEC via EDGAR on July 27, 2007;

     (f)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI US  Small/Mid  Cap  Growth  Equity  Fund,  and  Westfield  Capital
Management  Company,  LP as  provided  for in  Section 10 of the  Agreement,  is attached herewith as Exhibit EX-99.d.5;

     (g)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI US Small/Mid Cap Value Equity Fund,  and Wells Capital  Management
Incorporated,  as provided for in Section 10 of the Agreement,  is  incorporated herein by reference to the Registrant's  Registration  Statement on Form N-1A as
filed with the SEC via EDGAR on August 5, 2005,  as amended by the  Amendment to the  Subadvisory  Agreement  between Mercer Global  Investments,  Inc. and Wells
Capital  Management  Incorporated  that is  incorporated  herein by reference to
Post-Effective Amendment No. 3 to the Registrant's  Registration Statement filed with the SEC via EDGAR on July 27, 2007;

     (h)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI Non-US Core Equity Fund,  and Grantham,  Mayo,  Van Otterloo & Co.
LLC, as provided for in Section 10 of the Agreement,  is incorporated  herein by reference to the Registrant's  Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

     (i)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI Core  Opportunistic  Fixed Income Fund,  and  BlackRock  Financial
Management,   Inc.,  as  provided  for  in  Section  10  of  the  Agreement,  is incorporated  herein  by  reference  to  Post-Effective  Amendment  No. 3 to the
Registrant's  Registration  Statement  filed  with the SEC via EDGAR on July 27,
2007;

     (j)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI Core Opportunistic Fixed Income Fund, and Western Asset Management
Company, as provided for in Section 10 of the Agreement,  is incorporated herein by reference to the  Registrant's  Registration  Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005,  as amended  by the  Amendment  to the
Subadvisory Agreement between Mercer Global Investments,  Inc. and Western Asset
Management  Company that is incorporated  herein by reference to  Post-Effective
Amendment No. 3 to the  Registrant's  Registration  Statement filed with the SEC via EDGAR on July 27, 2007;

     (k)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI US Short Maturity Fixed Income Fund, and Aberdeen Asset Management
Inc., as provided for in Section 10 of the Agreement,  is incorporated herein by reference to  Post-Effective  Amendment No. 2 to the  Registrant's  Registration
Statement filed with the SEC via EDGAR on July 28, 2006;

     (l)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI Non-US Core Equity Fund, and  AllianceBernstein  L.P., as provided for in Section 10 of the Agreement,  as filed with the SEC via EDGAR on July 27,
2007, as amended by the First,  Second,  and Third Amendments to the Subadvisory
Agreement between Mercer Global Investments,  Inc. and  AllianceBernstein,  L.P.
that are incorporated  herein by reference to Post-Effective  Amendment No. 3 to the Registrant's Registration Statement filed with the SEC via EDGAR on July 27,
2007;

     (m)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI Non-US Core  Equity  Fund,  and Lazard  Asset  Management  LLC, as
provided for in Section 10 of the Agreement, is incorporated herein by reference to  Post-Effective  Amendment No. 3 to the Registrant's  Registration  Statement
filed with the SEC via EDGAR on July 27, 2007;

     (n)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI US Small/Mid  Cap Value Equity Fund,  and AQR Capital  Management,
LLC, as provided for in Section 10 of the Agreement,  is incorporated  herein by reference to  Post-Effective  Amendment No. 2 to the  Registrant's  Registration
Statement filed with the SEC via EDGAR on July 28, 2006;

     (o)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI US Small/Mid Cap Value Equity Fund, and NWQ Investment  Management
Company,  LLC,  as  provided  for in Section 10 of the  Agreement,  is  attached herewith as Exhibit EX-99.d.16.;

     (p)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI US Large Cap Value  Equity  Fund,  and Numeric  Investors  LLC, as
provided for in Section 10 of the Agreement, is incorporated herein by reference to  Post-Effective  Amendment No. 3 to the Registrant's  Registration  Statement
filed with the SEC via EDGAR on July 27, 2007;

     (q)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI Core  Opportunistic  Fixed Income Fund, and MacKay Shields LLC, as
provided for in Section 10 of the Agreement, is incorporated herein by reference to  Post-Effective  Amendment No. 3 to the Registrant's  Registration  Statement
filed with the SEC via EDGAR on July 27, 2007;

     (r)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI US Large Cap Growth Equity Fund, and Winslow  Capital  Management,
Inc., as provided for in Section 10 of the Agreement,  is incorporated herein by reference to  Post-Effective  Amendment No. 3 to the  Registrant's  Registration
Statement filed with the SEC via EDGAR on July 27, 2007;

     (s)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI US Small/Mid Cap Growth Equity, and Tygh Capital Management, Inc.,
as provided for in Section 10 of the Agreement,  is attached herewith as Exhibit
EX-99.d.19;

     (t)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI US Large Cap Value Equity  Fund,  and Eaton Vance  Management,  as
provided  for in Section 10 of the  Agreement,  is attached  herewith as Exhibit
EX-99.d.20;

     (u)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI Core  Opportunistic  Fixed  Income  Fund,  and Pacific  Investment
Management  Company  LLC, as  provided  for in Section 10 of the  Agreement,  is attached herewith as Exhibit EX-99.d.21;

     (v)  Subadvisory  Agreement  between  Mercer Global  Investments,  Inc., on behalf of MGI US  Small/Mid  Cap Growth  Equity  Fund,  and Goldman  Sachs Asset
Management,  L.P., as provided for in Section 10 of the  Agreement,  is attached herewith as EX-99.d.22;

     (w)   Underwriting   Agreement   between  the   Registrant  and  MGI  Funds
Distributors,  Inc.,  as  provided  for  in  Section  9  of  the  Agreement,  is incorporated herein by reference to the Registrant's  Registration  Statement on
Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

     (x) Custodian  Agreement  between the Registrant and Investors Bank & Trust
Company (predecessor to State Street Bank and Trust Company), as provided for in
Section  15 of  the  Agreement,  is  incorporated  herein  by  reference  to the
Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

     (y)  Delegation  Agreement  between the Registrant and Investors Bank &
Trust Company (predecessor to State Street Bank and Trust Company),  as provided for in Section 11 of the  Agreement,  is  incorporated  herein by  reference  to
Post-Effective Amendment No. 2 to the Registrant's  Registration Statement filed with the SEC via EDGAR on July 28, 2006;

     (z)  Administration  Agreement  between the Registrant and Investors Bank &
Trust Company (predecessor to State Street Bank and Trust Company),  as provided for in Section 6 of the  Agreement,  is  incorporated  herein by reference to as
Post-Effective Amendment No. 2 to the Registrant's  Registration Statement filed with the SEC via EDGAR on July 28, 2006; and

     (aa) Transfer  Agency  Services  Agreement  between the  Registrant and PFPC
Inc., as provided for in Section 12 of the Agreement,  is incorporated herein by reference to  Post-Effective  Amendment No. 2 to the  Registrant's  Registration
Statement filed with the SEC via EDGAR on July 28, 2006.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

     Mercer Global  Investments,  Inc., a Delaware  corporation,  is a federally registered investment adviser and indirect,  wholly-owned  subsidiary of Marsh &
McLennan Companies,  Inc. Mercer Global Investments,  Inc., is primarily engaged in providing investment  management services.  Additional  information regarding
Mercer  Global  Investments,  Inc.,  and  information  as to  the  officers  and directors of Mercer  Global  Investments,  Inc., is included in its Form ADV, as filed with the U.S.  Securities and Exchange  Commission  ("SEC")  (registration number 801-63730) and is incorporated herein by reference.

     Enhanced  Investment  Technologies,  LLC ("INTECH") is a Subadvisor for the
Registrant's MGI US Large Cap Growth Equity Fund. INTECH has its principal place of  business  at 2401 PGA Blvd.,  Suite  100,  Palm Beach  Gardens,  FL,  33410.
Additional  information as to INTECH and the directors and officers of INTECH is included in INTECH's Form ADV filed with the  Commission  (File No.  801-60987), which is  incorporated  herein by  reference  and sets  forth the  officers  and directors of INTECH and information as to any business, profession,  vocation or employment of a substantial  nature  engaged in by those  officers and directors during the past two years.

     Sands  Capital   Management,   LLC  ("Sands")  is  a  Subadvisor   for  the
Registrant's  MGI US Large Cap Growth Equity Fund. Sands has its principal place of business at 1100 Wilson Blvd., Suite 3050, Arlington,  VA, 22209.  Additional
information  as to Sands and the  directors and officers of Sands is included in
Sands'  Form ADV  filed  with the  Commission  (File  No.  801-36414),  which is incorporated  herein by reference  and sets forth the officers and  directors of
Sands and information as to any business, profession,  vocation or employment of a substantial  nature engaged in by those officers and directors during the past two years.

     Pzena  Investment   Management  LLC  ("Pzena")  is  a  Subadvisor  for  the
Registrant's  MGI US Small/Mid Cap Growth  Equity Fund.  Pzena has its principal place of  business at 120 West 45th  street,  34th  Floor,  New York,  NY 10036.
Additional  information  as to Pzena and the  directors and officers of Pzena is included in Pzena's  Form ADV filed with the  Commission  (File No.  801-34350), which is  incorporated  herein by  reference  and sets  forth the  officers  and directors of Pzena and information as to any business,  profession,  vocation or employment of a substantial  nature  engaged in by those  officers and directors during the past two years.

     Westfield Capital Management  Company, LP ("Westfield") is a Subadvisor for
the  Registrant's  MGI US Small/Mid  Cap Growth  Equity Fund.  Westfield has its
principal place of business at One Financial  Center,  23rd Floor,  Boston,  MA,
02114.  Additional information as to Westfield and the directors and officers of
Westfield is included in Westfield's  Form ADV filed with the  Commission  (File
No.  801-34350),  which is  incorporated  herein by reference and sets forth the officers  and  directors  of  Westfield  and  information  as to  any  business, profession,  vocation or employment of a substantial  nature engaged in by those officers and directors during the past two years.

     Wells Capital  Management  Incorporated  ("Wells") is a Subadvisor  for the
Registrant's  MGI US Small/Mid  Cap Value Equity Fund.  Wells has its  principal place of business at 525 Market Street,  10th Floor,  San Francisco,  CA, 94105.
Additional  information  as to Wells and the  directors and officers of Wells is included  in Wells'  Form ADV filed with the  Commission  (File No.  801-21122), which is  incorporated  herein by  reference  and sets  forth the  officers  and directors of Wells and information as to any business,  profession,  vocation or employment of a substantial  nature  engaged in by those  officers and directors during the past two years.

     Grantham,  Mayo,  Van  Otterloo & Co. LLC ("GMO") is a  Subadvisor  for the
Registrant's  MGI  Non-US  Core  Equity  Fund.  GMO has its  principal  place of business at 40 Rowes Wharf, Boston, MA, 02110.  Additional information as to GMO and the  directors  and officers of GMO is included in GMO's Form ADV filed with the Commission (File No. 801-15028),  which is incorporated  herein by reference and sets forth the  officers  and  directors  of GMO and  information  as to any business, profession,  vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

     BlackRock Financial Management,  Inc. ("BlackRock") is a Subadvisor for the
Registrant's  MGI  Core  Opportunistic  Fixed  Income  Fund.  BlackRock  has its
principal  place of  business  at 40 East  52nd  Street,  New York,  NY,  10022.
Additional  information  as to  BlackRock  and the  directors  and  officers  of
BlackRock is included in BlackRock's  Form ADV filed with the  Commission  (File
No.  801-47710),  which is  incorporated  herein by reference and sets forth the officers  and  directors  of  BlackRock  and  information  as to  any  business, profession,  vocation or employment of a substantial  nature engaged in by those officers and directors during the past two years.

     Western  Asset  Management  Company  ("Western")  is a  Subadvisor  for the
Registrant's MGI Core Opportunistic Fixed Income Fund. Western has its principal place of business at 385 E. Colorado  Blvd.,  Pasadena,  CA,  91107.  Additional
information  as to Western and the directors and officers of Western is included in Western's Form ADV filed with the Commission (File No.  801-08162),  which is incorporated  herein by reference  and sets forth the officers and  directors of
Western and information as to any business,  profession,  vocation or employment of a substantial  nature engaged in by those  officers and directors  during the past two years.

     Aberdeen  Asset  Management  Inc.  ("Aberdeen")  is a  Subadvisor  for  the
Registrant's MGI US Short Maturity Fixed Income Fund. Aberdeen has its principal place of business at 1735 Market Street,  37th Floor,  Philadelphia,  PA, 19103.
Additional information as to Aberdeen and the directors and officers of Aberdeen is  included  in  Aberdeen's  Form ADV  filed  with  the  Commission  (File  No.
801-49966),  which is  incorporated  herein  by  reference  and sets  forth  the officers  and  directors  of  Aberdeen  and  information  as  to  any  business, profession,  vocation or employment of a substantial  nature engaged in by those officers and directors during the past two years.

     AllianceBernstein  L.P.  ("AllianceBernstein")  is  a  Subadvisor  for  the
Registrant's  MGI Non-US Core Equity Fund.  AllianceBernstein  has its principal place  of  business  at 1345  Avenue  of the  Americas,  New  York,  NY,  10105.
Additional information as to AllianceBernstein and the directors and officers of
AllianceBernstein  is  included in  AllianceBernstein's  Form ADV filed with the
Commission (File No. 801-56720),  which is incorporated  herein by reference and sets forth the officers and directors of AllianceBernstein and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

     Lazard Asset Management LLC ("Lazard") is a Subadvisor for the Registrant's
MGI Non-US Core Equity Fund.  Lazard has its  principal  place of business at 30
Rockefeller Plaza, 59th Floor, New York, NY, 10112. Additional information as to
Lazard and the directors and officers of Lazard is included in Lazard's Form ADV filed with the Commission (File No. 801-61701),  which is incorporated herein by reference and sets forth the officers and directors of Lazard and information as to any business,  profession,  vocation or  employment  of a substantial  nature engaged in by those officers and directors during the past two years.

     AQR Capital  Management,  LLC ("AQR") is a Subadvisor for the  Registrant's
MGI US Small/Mid Cap Value Equity Fund. AQR has its principal  place of business at Two Greenwich Plaza, 3rd Floor, Greenwich,  CT, 06830. Additional information as to AQR and the  directors  and  officers of AQR is included in AQR's Form ADV filed with the Commission (File No. 801-55543),  which is incorporated herein by reference and sets forth the officers and directors of AQR and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

     NWQ  Investment  Management  Company,  LLC ("NWQ") is a Subadvisor  for the
Registrant's MGI US Small/Mid Cap Value Equity Fund. NWQ has its principal place of business at 2049  Century Park East,  17th Floor,  Los  Angeles,  CA,  90067.
Additional  information  as to NWQ  and the  directors  and  officers  of NWQ is included in NWQ's Form ADV filed with the Commission (File No. 801-61379), which is incorporated herein by reference and sets forth the officers and directors of
NWQ and information as to any business, profession,  vocation or employment of a substantial  nature engaged in by those  officers and directors  during the past two years.

     MacKay Shields LLC ("MacKay") is a Subadvisor for the Registrant's MGI Core
Opportunistic Fixed Income Fund. MacKay has its principal place of business at 9
West 57th Street, New York, NY, 10119.  Additional  information as to MacKay and the directors and officers of MacKay is included in MacKay's Form ADV filed with the Commission (File No. 801-05594),  which is incorporated  herein by reference and sets forth the officers and  directors of MacKay and  information  as to any business, profession,  vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

     Numeric  Investors LLC ("Numeric") is a Subadvisor for the Registrant's MGI
US Large Cap Value Equity Fund.  Numeric has its principal  place of business at
One  Memorial  Drive,  9th Floor,  Cambridge,  Massachusetts  02142.  Additional
information  as to Numeric and the directors and officers of Numeric is included in Numeric's Form ADV filed with the Commission (File No.  801-63276),  which is incorporated  herein by reference  and sets forth the officers and  directors of
Numeric and information as to any business,  profession,  vocation or employment of a substantial  nature engaged in by those  officers and directors  during the past two years.

     Winslow  Capital  Management,  Inc.  ("Winslow")  is a  Subadvisor  for the
Registrant's  MGI US Large Cap Growth  Equity  Fund.  Winslow has its  principal place of  business  at 4720 IDS  Tower,  80 South  Eighth  Street,  Minneapolis,
Minnesota  55402.  Additional  information  as to Winslow and the  directors and officers of Winslow is included in Winslow's  Form ADV filed with the Commission
(File No. 801-41316),  which is incorporated  herein by reference and sets forth the  officers  and  directors  of Winslow and  information  as to any  business, profession,  vocation or employment of a substantial  nature engaged in by those officers and directors during the past two years.

     Tygh Capital  Management,  Inc.  ("Tygh  Capital") is a Subadvisor  for the
Registrant's  MGI US  Small/Mid  Cap Growth  Equity  Fund.  Tygh Capital has its
principal  place of business at 1211 SW Fifth  Avenue,  Portland,  Oregon 97204.
Additional information as to Tygh Capital and the directors and officers of Tygh
Capital is included in Tygh Capital's  Form ADV filed with the Commission  (File
No.  801-63231),  which is  incorporated  herein by reference and sets forth the officers  and  directors  of Tygh Capital and  information  as to any  business, profession,  vocation or employment of a substantial  nature engaged in by those officers and directors during the past two years.

     Eaton Vance Management ("Eaton Vance") is a Subadvisor for the Registrant's
MGI US Large Cap Value  Equity  Fund.  Eaton  Vance has its  principal  place of business at The Eaton Vance Building,  255 State Street,  Boston,  Massachusetts
02109.  Additional  Information as to Eaton Vince and the directors and officers of Eaton Vance is included in Eaton  Vance's Form ADV filed with the  Commission
(File No. 801-15930),  which is incorporated  herein by reference and sets forth the officers and  directors of Eaton Vance and  information  as to any business, profession,  vocation or employment of a substantial  nature engaged in by those officers and directors during the past two years.

     Pacific Investment Management Company LLC ("PIMCO") is a Subadvisor for the
Registrant's MGI Core  Opportunistic  Fixed Income Fund. PIMCO has its principal place of  business  at 840  Newport  Center  Drive,  Suite 100,  Newport  Beach,
California  92660.  Additional  information  as to PIMCO and the  directors  and officers  of PIMCO is  included  in PIMCO's  Form ADV filed with the  Commission
(File No. 801-48187),  which is incorporated  herein by reference and sets forth the  officers  and  directors  of  PIMCO  and  information  as to any  business, profession,  vocation or employment of a substantial  nature engaged in by those officers and directors during the past two years.

     Goldman  Sachs Asset  Management,  L.P.  ("GSAM") is a  Subadvisor  for the
Registrant's  MGI US Small/Mid  Cap Growth  Equity Fund.  GSAM has its principal place of  business  at 32 Old  Slip,  32nd  Floor,  New  York,  New York  10005.
Additional  information  as to GSAM and the  directors  and  officers of GSAM is included  in GSAM's  Form ADV filed with the  Commission  (File No.  801-37591), which is  incorporated  herein by  reference  and sets  forth the  officers  and directors of GSAM and  information as to any business,  profession,  vocation or employment of a substantial  nature  engaged in by those  officers and directors during the past two years.

Item 27.  Principal Underwriter

     (a)  MGI Funds  Distributors,  Inc. ("the  Distributor") is registered with the Securities  and Exchange  Commission as a  broker-dealer  and is a member  of the  National  Association  of  Securities  Dealers.  As of
          January 1, 2008, the  Distributor  acted as principal  underwriter for the following investment companies:

                           MGI Funds

     (b)  The Distributor is a Delaware  corporation  located at 760 Moore Road,
          King  of  Prussia,   PA  19406.  The  Distributor  is  a  wholly-owned
          subsidiary  of PFPC  Distributors,  Inc and an  indirect  wholly-owned subsidiary  of The PNC  Financial  Services  Group,  Inc.,  a publicly traded company.

          The following is a list of the directors and executive officers of the
     Distributor:

              Board of Directors

           Name                     Position(s) with Distributor
           Nicholas M. Marsini, Jr. Director
           Michael DeNofrio         Director
           Steven Turowski          Director
           T. Thomas Deck           Director

              Officers

             Name                  Position(s) with Distributor
           T. Thomas Deck          President and Chief Executive Officer
           Bruno DiStefano         Vice President
           Susan K. Moscaritolo    Vice President
           Charlene Wilson         Treasurer and Financial Operations Principal,
                                   Chief Financial Officer
           Rita Adler              Chief Compliance Officer
           Jodi Jamison            Chief Legal Officer
           Maria C. Schaffer       Controller and Assistant Treasurer
           John Munera             Anti-Money Laundering Officer
           Ronald Berge            Assistant Vice President
            Carol Bommarito          Assistant Vice President
            Jason Greim              Assistant Vice President
            Bradley A. Stearns       Assistant Secretary and Assistant Clerk
            Julie Bartos             Assistant Secretary and Assistant Clerk
            Dianna A. Stone          Secretary and Clerk

     (c)  Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All  accounts,  books and other  documents  required to be maintained by Section
31(a) [15 U.S.C.  80a-3-(a)]  and rules under that  section,  are  maintained by
State Street Bank and Trust Company,  with the exception of those  maintained by the  Registrant's  investment  advisor,  Mercer Global  Investments,  Inc.,  200
Clarendon Street,  Boston,  Massachusetts 02116 and 1166 Avenue of the Americas,
New York, New York 10036.

State Street Bank and Trust Company provides general administrative, accounting, portfolio  valuation,  and custodian  services to the Registrant,  including the coordination and monitoring of any third-party  service  providers and maintains all such records relating to these services.

ITEM 29. MANAGEMENT SERVICES

     There are no management  related service  contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS

     Insofar as  indemnification  for liability arising under the Securities Act of 1933 may be permitted to Trustees,  officers and  controlling  persons of the
Registrant  pursuant  to the  provisions  described  in  response to Item 25, or otherwise, the Registrant has been advised that in the opinion of the Securities and  Exchange  Commission  such  indemnification  is  against  public  policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for  indemnification  against  such  liabilities  (other than the payment by the registrant  of expenses  incurred or paid by a Trustee,  officer or  controlling person of the  Registrant  in the  successful  defense  of any  action,  suit or proceeding)  is  asserted  by such  Trustee,  officer or  controlling  person in connection with the securities being registered,  the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit  to a  court  of  appropriate  jurisdiction  the  question  whether  such indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the
"1933 Act") and the Investment  Company Act of 1940, as amended,  the Registrant certifies  that it  meets  all of the  requirements  for  effectiveness  of this registration  statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned,  duly authorized,  in the City of New York,  and State of New York, on the 29th day of
July, 2008.

                            MGI FUNDS

                            By:  /s/ David M. Goldenberg
                                 David M. Goldenberg
                                 Vice President, Chief Legal Officer,
                                 and Secretary

     Pursuant to the requirements of the 1933 Act, this  Registration  Statement has been signed  below by the  following  persons in the  capacities  and on the dates indicated:

         Signature                 Title                                Date

/s/ Robert L. Ash         *      Chairman and Trustee             July 29, 2008
Robert L. Ash

/s/ Harrison M. Bains, Jr.*      Trustee                          July 29, 2008
Harrison M. Bains, Jr.

/s/ Adela Cepeda          *      Trustee                          July 29, 2008
Adela Cepeda

/s/ Phillip de Cristo     *      Trustee, President               July 29, 2008
Phillip de Cristo                and Chief Executive Officer

/s/ Richard S. Joseph            Principal Accounting Officer     July 29, 2008
Richard S. Joseph                and Treasurer

     * By:   /s/ David M. Goldenberg
             David M. Goldenberg, Attorney-in-Fact
             (Pursuant to Power of Attorney, as previously filed
              with the SEC via EDGAR on July 28, 2006.)

                                 EXHIBITS INDEX

EXHIBITS                                                             EXHIBIT NO.

Subadvisory Agreement between Mercer Global Investments, Inc.,       EX-99.d.5
on behalf of MGI US Small/Mid Cap Growth Equity Fund,
and Westfield Capital Management Company, LP

Third Amendment to the Subadvisory Agreement between Mercer Global   EX-99.d.11.iii
Investments, Inc. and AllianceBernstein L.P.

Form of First Amendment to the Subadvisory Agreement between         EX-99.d.12.i
Mercer Global Investments, Inc. and Lazard Asset Management LLC

Subadvisory Agreement between Mercer Global                          EX-99.d.14
Investments, Inc., on behalf of MGI US Small/Mid Cap Value Equity
Fund, and NWQ Investment Management Company, LLC

Subadvisory Agreement between Mercer Global Investments, Inc.,       EX-99.d.18
on behalf of MGI US Small/Mid Cap Growth Equity Fund, and
Tygh Capital Management, Inc.

Subadvisory Agreement between Mercer Global Investments, Inc.,       EX-99.d.19
on behalf of MGI US Large Cap Value Equity Fund, and Eaton
Vance Management

Subadvisory Agreement between Mercer Global Investments, Inc.,       EX-99.d.20
on behalf of MGI Core Opportunistic Fixed Income Fund, and Pacific
Investment Management Company, LLC

Subadvisory Agreement between Mercer Global Investments, Inc.,       EX-99.d.21
on behalf of MGI US Small/Mid Cap Growth Equity Fund, and Goldman
Sachs Asset Management, L.P.

Form of Administrative Services Agreement between                    EX-99.h.4
the Registrant and Mercer Global Investments, Inc.

Consent of Independent Registered Public Accounting                  EX-99.j.1
Firm for the Registrant.

Code of Ethics of Enhanced Investment Technologies, LLC,             EX-99.p.2
subadvisor of MGI US Large Cap Growth Equity Fund

Code of Ethics of Sands Capital Management, LLC,                     EX-99.p.3
subadvisor of MGI US Large Cap Growth Equity Fund

Code of Ethics of Pzena Investment Management LLC,                   EX-99.p.4
subadvisor of MGI US Large Cap Value Equity Fund

Code of Ethics of Wells Capital Management Incorporated,             EX-99.p.6.
subadvisor of MGI US Small/Mid Cap Value Equity Fund

Code of Ethics of Grantham, Mayo, Van Otterloo & Co. LLC,            EX-99.p.7
subadvisor of MGI Non-US Core Equity Fund

Code of Ethics of BlackRock Financial Management Inc.,               EX-99.p.8
subadvisor of MGI Core Opportunistic Fixed Income Fund

Code of Ethics of Aberdeen Asset Management Inc.,                    EX-99.p.11
subadvisor of MGI Core Opportunistic Fixed Income Fund

Code of Ethics of NWQ Investment Management Company, LLC,            EX-99.p.15
subadvisor of MGI US Small/Mid Cap Value Equity Fund

Code of Ethics of Numeric Investors LLC,                             EX-99.p.17
subadvisor of MGI US Large Cap Value Equity Fund

Code of Ethics of Tygh Capital Management, Inc.,                     EX-99.p.19
subadvisor of MGI US Small/Mid Cap Growth Equity Fund

Code of Ethics of Eaton Vance Management,                            EX-99.p.20
subadvisor of MGI US Large Cap Value Equity Fund

Code of Ethics of Pacific Investment Management Company LLC,         EX-99.p.21
subadvisor of MGI Core Opportunistic Fixed Income Fund

Code of Ethics of Goldman Sachs Asset Management, L.P.,              EX-99.p.22
subadvisor of MGI US Small/Mid Cap Growth Equity Fund